                                  EXHIBIT 99.1

================================================================================

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                  as Depositor,

    KEYCORP REAL ESTATE CAPITAL MARKETS, INC. d/b/a KEY COMMERCIAL MORTGAGE,
                           as General Master Servicer,

                         ARCAP SPECIAL SERVICING, INC.,
                          as General Special Servicer,

                                    NCB, FSB
                            as Co-op Master Servicer,

                       NATIONAL CONSUMER COOPERATIVE BANK,
                           as Co-op Special Servicer,

                                       and

                        WELLS FARGO BANK MINNESOTA, N.A.,
                                   as Trustee,

                         POOLING AND SERVICING AGREEMENT

                            Dated as of May 13, 2002

                                  $918,137,952

                  Commercial Mortgage Pass-Through Certificates
                                Series 2002-CKN2

================================================================================

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                                TABLE OF CONTENTS


SECTION                                                                                          PAGE
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
                                               ARTICLE I

                 DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES; CERTAIN CALCULATIONS IN
                                     RESPECT OF THE MORTGAGE POOL

SECTION 1.01.     Defined Terms.....................................................................3
SECTION 1.02.     General Interpretive Principles..................................................71
SECTION 1.03.     Certain Calculations in Respect of the Mortgage Pool.............................72
SECTION 1.04.     Cross-Collateralized Mortgage Loans..............................................73

                                               ARTICLE II

                     CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES;
                   ORIGINAL ISSUANCE OF LOAN REMIC REGULAR INTEREST, REMIC I REGULAR
            INTERESTS, REMIC II REGULAR INTERESTS, GROUP A-X REMIC III REGULAR INTERESTS,
             GROUP A-SP REMIC III REGULAR INTERESTS, LOAN REMIC RESIDUAL INTEREST, REMIC
              I RESIDUAL INTEREST, REMIC II RESIDUAL INTEREST, REMIC III RESIDUAL INTEREST
                                             AND CERTIFICATES

SECTION 2.01.     Conveyance of Mortgage Loans.....................................................75
SECTION 2.02.     Acceptance of Mortgage Assets by Trustee.........................................79
SECTION 2.03.     Certain Repurchases and Substitutions of Mortgage Loans by the
                    Mortgage Loan Sellers, the Column Performance Guarantor, the
                    NCBCC Performance Guarantor and the NCBFSB Performance
                    Guarantor......................................................................81
SECTION 2.04.     Representations and Warranties of the Depositor..................................86
SECTION 2.05.     Representations and Warranties of the General Master Servicer....................88
SECTION 2.06.     Representations and Warranties of the General Special Servicer...................89
SECTION 2.07.     Representations and Warranties of the Co-op Master Servicer......................91
SECTION 2.08.     Representations and Warranties of the Co-op Special Servicer.....................93
SECTION 2.09.     Representations, Warranties and Covenants of the Trustee.........................94
SECTION 2.10.     Creation of the Loan REMIC; Issuance of the Loan REMIC Regular
                    Interest and the Loan REMIC Residual Interest; Certain Matters
                    Involving the Loan REMIC.......................................................96
SECTION 2.11.     Conveyance of the Loan REMIC Regular Interest; Acceptance of the Loan
                    REMIC Regular Interest by Trustee..............................................99
SECTION 2.12.     Creation of REMIC I; Issuance of the REMIC I Regular Interests and the
                    REMIC I Residual Interest; Certain Matters Involving REMIC I...................99
SECTION 2.13.     Conveyance of the REMIC I Regular Interests; Acceptance of the REMIC I
                    Regular Interests by Trustee..................................................103
SECTION 2.14.     Creation of REMIC II; Issuance of the REMIC II Regular Interests and the
                    REMIC II Residual Interest; Certain Matters Involving REMIC II................103

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
SECTION                                                                                          PAGE
-------                                                                                          ----

SECTION 2.15.     Conveyance of the REMIC II Regular Interests; Acceptance of the
                    REMIC II Regular Interests by Trustee.........................................106
SECTION 2.16.     Creation of REMIC III; Issuance of the REMIC III Regular Interest
                    Certificates, the Group A-X REMIC III Regular Interests, the Group A-
                    SP REMIC III Regular Interests and the REMIC III Residual Interest;
                    Certain Matters Involving REMIC III...........................................106
SECTION 2.17.     Acceptance of Grantor Trusts and the Paradise Island Reserve Fund by
                    Trustee; Issuance of the Class V and Class R Certificates.....................112

                                               ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

SECTION 3.01.     General Provisions..............................................................114
SECTION 3.02.     Collection of Mortgage Loan Payments............................................115
SECTION 3.03.     Collection of Taxes, Assessments and Similar Items; Servicing Accounts;
                    Reserve Accounts..............................................................116
SECTION 3.04.     Collection Accounts, Distribution Account, Interest Reserve Account and
                    Excess Liquidation Proceeds Account...........................................119
SECTION 3.05.     Permitted Withdrawals From the Collection Accounts, the Distribution
                    Account, the Interest Reserve Account and the Excess Liquidation
                    Proceeds Account..............................................................123
SECTION 3.06.     Investment of Funds in the Accounts.............................................128
SECTION 3.07.     Maintenance of Insurance Policies; Errors and Omissions and Fidelity
                    Coverage......................................................................131
SECTION 3.08.     Enforcement of Alienation Clauses...............................................134
SECTION 3.09.     Realization Upon Defaulted Mortgage Loans.......................................136
SECTION 3.10.     Trustee to Cooperate; Release of Mortgage Files.................................140
SECTION 3.11.     Master Servicing and Special Servicing Compensation; Interest on and
                    Reimbursement of Servicing Advances; Payment of Certain Expenses;
                    Obligations of the Trustee and any Fiscal Agent Regarding Back-up
                    Servicing Advances............................................................141
SECTION 3.12.     Property Inspections; Collection of Financial Statements; Delivery of
                    Certain Reports...............................................................147
SECTION 3.13.     Annual Statement as to Compliance.............................................. 152
SECTION 3.14.     Reports by Independent Public Accountants.......................................152
SECTION 3.15.     Access to Certain Information...................................................153
SECTION 3.16.     Title to REO Property; REO Account..............................................154
SECTION 3.17.     Management of REO Property......................................................155
SECTION 3.18.     Fair Value Option; Sale of REO Properties.......................................158
SECTION 3.19.     Additional Obligations of Master Servicers and the Special Servicer.............163
SECTION 3.20.     Modifications, Waivers, Amendments and Consents.................................170
SECTION 3.21.     Transfer of Servicing Between Applicable Master Servicer and Applicable
                    Special Servicer; Record Keeping..............................................175
SECTION 3.22.     Sub-Servicing Agreements........................................................176
SECTION 3.23.     Controlling Class Representative................................................179

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
SECTION                                                                                          PAGE
-------                                                                                          ----
SECTION 3.24.     Certain Rights and Powers of the Controlling Class Representative...............181
SECTION 3.25.     Replacement of Special Servicers................................................184
SECTION 3.26.     Application of Default Charges..................................................186

                                               ARTICLE IV

                                   PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.     Distributions...................................................................188
SECTION 4.02.     Statements to Certificateholders; Certain Other Reports.........................196
SECTION 4.03.     P&I Advances....................................................................199
SECTION 4.04.     Allocation of Realized Losses and Additional Trust Fund Expenses................201
SECTION 4.05.     Calculations....................................................................202

                                               ARTICLE V

                                           THE CERTIFICATES

SECTION 5.01.     The Certificates................................................................203
SECTION 5.02.     Registration of Transfer and Exchange of Certificates...........................204
SECTION 5.03.     Book-Entry Certificates.........................................................212
SECTION 5.04.     Mutilated, Destroyed, Lost or Stolen Certificates...............................213
SECTION 5.05.     Persons Deemed Owners...........................................................213
SECTION 5.06.     Certification by Certificateholders and Certificate Owners......................213

                                              ARTICLE VI

                      THE DEPOSITOR, THE MASTER SERVICERS AND THE SPECIAL SERVICERS

SECTION 6.01.     Liability of the Depositor, the Master Servicers and the Special Servicers......215
SECTION 6.02.     Merger, Consolidation or Conversion of the Depositor, a Master Servicer
                    or a Special Servicer.........................................................215
SECTION 6.03.     Limitation on Liability of the Depositor, the Master Servicers and the
                    Special Servicers.............................................................215
SECTION 6.04.     Resignation of Master Servicers and Special Servicers...........................216
SECTION 6.05.     Rights of the Depositor and the Trustee in Respect of the Master Servicers
                    and the Special Servicers.....................................................217
SECTION 6.06.     Master Servicers and Special Servicers May Own Certificates.....................218

                                               ARTICLE VII

                                                 DEFAULT

SECTION 7.01.     Events of Default...............................................................220
SECTION 7.02.     Trustee to Act; Appointment of Successor........................................223
SECTION 7.03.     Notification to Certificateholders..............................................224

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
SECTION                                                                                          PAGE
-------                                                                                          ----

SECTION 7.04.     Waiver of Events of Default.....................................................224
SECTION 7.05.     Additional Remedies of Trustee Upon Event of Default............................225

                                               ARTICLE VIII

                                               THE TRUSTEE

SECTION 8.01.     Duties of Trustee...............................................................226
SECTION 8.02.     Certain Matters Affecting the Trustee...........................................227
SECTION 8.03.     Trustee and Fiscal Agent not Liable for Validity or Sufficiency of
                    Certificates or Mortgage Loans................................................229
SECTION 8.04.     Trustee and Fiscal Agent May Own Certificates...................................229
SECTION 8.05.     Fees and Expenses of Trustee; Indemnification of and by Trustee and
                    Fiscal Agent..................................................................229
SECTION 8.06.     Eligibility Requirements for Trustee............................................231
SECTION 8.07.     Resignation and Removal of Trustee..............................................231
SECTION 8.08.     Successor Trustee...............................................................232
SECTION 8.09.     Merger or Consolidation of Trustee..............................................233
SECTION 8.10.     Appointment of Co-Trustee or Separate Trustee...................................233
SECTION 8.11.     Appointment of Custodians.......................................................234
SECTION 8.12.     Access to Certain Information...................................................235
SECTION 8.13.     Appointment of Fiscal Agent.....................................................236
SECTION 8.14.     Filings with the Securities and Exchange Commission.............................238

                                               ARTICLE IX

                                               TERMINATION

SECTION 9.01.     Termination Upon Repurchase or Liquidation of All Mortgage Loans................240
SECTION 9.02.     Additional Termination Requirements.............................................242

                                               ARTICLE X

                                      ADDITIONAL TAX PROVISIONS

SECTION 10.01.    Tax Administration..............................................................244
SECTION 10.02.    Depositor, Master Servicers, Special Servicers and Fiscal Agent to
                    Cooperate with Trustee........................................................247

                                               ARTICLE XI

                                       MISCELLANEOUS PROVISIONS

SECTION 11.01.    Amendment.......................................................................248
SECTION 11.02.    Recordation of Agreement; Counterparts..........................................249
SECTION 11.03.    Limitation on Rights of Certificateholders......................................250

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

SECTION                                                                                          PAGE
-------                                                                                          ----

SECTION 11.04.    Governing Law...................................................................250
SECTION 11.05.    Notices.........................................................................251
SECTION 11.06.    Severability of Provisions......................................................251
SECTION 11.07.    Successors and Assigns; Beneficiaries...........................................252
SECTION 11.08.    Article and Section Headings....................................................252
SECTION 11.09.    Notices to and from the Rating Agencies and the Depositor.......................252
SECTION 11.10.    Notices to Controlling Class Representative.....................................253
SECTION 11.11.    Complete Agreement..............................................................254

                                    EXHIBITS

EXHIBIT A-1       Form of Class A-SP, Class A-X and Class A-Y Certificates
EXHIBIT A-2       Form of Class A-1, Class A-2, Class A-3, Class B, Class C-1,
                    Class C-2 and Class D Certificates
EXHIBIT A-3       Form of Class E, Class F, Class G, Class H, Class J, Class K,
                    Class L, Class M, Class N and Class O Certificates
EXHIBIT A-4       Form of Class V Certificates
EXHIBIT A-5       Form of Class R Certificates
EXHIBIT B-1A      Schedule of Column Mortgage Loans
EXHIBIT B-1B      Schedule of KeyBank Mortgage Loans
EXHIBIT B-1C      Schedule of NCB Mortgage Loans
EXHIBIT B-1D      Schedule of NCBCC Mortgage Loans
EXHIBIT B-1E      Schedule of NCBFSB Mortgage Loans
EXHIBIT B-2       Schedule of Exceptions to Mortgage File Delivery
EXHIBIT B-3       Form of Custodial Certification
EXHIBIT B-4       Schedule of Mortgage Loans Covered by Environmental Insurance
EXHIBIT B-5       Schedule of Initial LTV Co-op Basis
EXHIBIT B-6       Schedule of Reference Rates
EXHIBIT C         Letters of Representations Among Depositor, Trustee and
                    Initial Depositary
EXHIBIT D-1       Form of Master Servicer Request for Release
EXHIBIT D-2       Form of Special Servicer Request for Release
EXHIBIT E-1       Form of Trustee Report
EXHIBIT E-2A      Form of CMSA Servicer Watch List Criteria for Non-Co-op
                    Mortgage Loans
EXHIBIT E-2B      Form of CMSA Servicer Watch List Criteria for Co-op Mortgage
                    Loans
EXHIBIT E-3       Controlling Class Representative's Reports Checklist
EXHIBIT E-4       Form of Payments Received after Determination Date Report
EXHIBIT E-5       Form of Mortgage Loans Delinquent Report
EXHIBIT F-1A      Form I of Transferor Certificate for Transfers of
                    Non-Registered Certificates Held in Physical Form
EXHIBIT F-1B      Form II of Transferor Certificate for Transfers of
                    Non-Registered Certificates Held in Physical Form
EXHIBIT F-1C      Form of Transferor Certificate for Certain Transfers of
                    Interests in Rule 144A Global Certificates
EXHIBIT F-1D      Form of Transferor Certificate for Certain Transfers of
                    Interests in Regulation S Global Certificates
EXHIBIT F-2A      Form I of Transferee Certificate for Transfers of
                    Non-Registered Certificates Held in Physical Form
EXHIBIT F-2B      Form II of Transferee Certificate for Transfers of
                    Non-Registered Certificates Held in Physical Form
EXHIBIT F-2C      Form of Transferee Certificate for Certain Transfers of
                    Interests in Rule 144A Global Certificates
EXHIBIT F-2D      Form of Transferee Certificate for Certain Transfers of
                    Interests in Regulation S Global Certificates
EXHIBIT F-3A      Form of Transferor Certificate for Transfer of the Excess
                    Servicing Fee Rights
EXHIBIT F-3B      Form of Transferee Certificate for Transfer of the Excess
                    Servicing Fee Rights
EXHIBIT G-1       Form of Transferee Certificate in Connection with ERISA
                  (Non-Registered Certificates and Non-Investment Grade
                    Certificates Held in Physical Form)

EXHIBIT G-2       Form of Transferee Certificate in Connection with ERISA
                  (Non-Registered Certificates Held in Book-Entry Form)
EXHIBIT H-1       Form of Transfer Affidavit and Agreement for Transfers of
                    Class R Certificates
EXHIBIT H-2       Form of Transferor Certificate for Transfers of Class R
                    Certificates
EXHIBIT I-1       Form of Notice and Acknowledgment Concerning Replacement of a
                    Special Servicer
EXHIBIT I-2       Form of Acknowledgment of a Proposed Special Servicer
EXHIBIT J         Form of UCC-1 Financing Statement
EXHIBIT K-1       Information Request from Certificateholder or Certificate
                    Owner
EXHIBIT K-2       Information Request from Prospective Investor
EXHIBIT L         Schedule of Designated Sub-Servicers
EXHIBIT M         Form of Subordination Agreement for NCBFSB Subordinate Debt
EXHIBIT N         Form of S&P Defeasance Certification
EXHIBIT O         ARCap Naming Convention for Electronic File Delivery

          This Pooling and Servicing Agreement is dated and effective as of May 13, 2002, among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. as Depositor, KEYCORP REAL ESTATE CAPITAL MARKETS, INC. d/b/a KEY COMMERCIAL MORTGAGE as General Master Servicer, ARCAP SPECIAL SERVICING, INC. as General Special Servicer, NCB, FSB as Co-op Master Servicer, NATIONAL CONSUMER COOPERATIVE BANK as Co-op Special Servicer and WELLS FARGO BANK MINNESOTA, N.A. as Trustee.

                             PRELIMINARY STATEMENT:

          Column Financial, Inc. (together with its successors in interest, "COLUMN") has sold to Credit Suisse First Boston Mortgage Securities Corp. (together with its successors in interest, the "DEPOSITOR"), pursuant to the Mortgage Loan Purchase Agreement dated as of May 2, 2002 (as such may from time to time hereafter be amended, modified, supplemented and/or restated, the "COLUMN MORTGAGE LOAN PURCHASE AGREEMENT"), between Column as seller and the Depositor as purchaser, those mortgage loans initially identified on the schedule attached hereto as EXHIBIT B-1A (such mortgage loans, the "ORIGINAL COLUMN MORTGAGE LOANS").

          KeyBank National Association (together with its successors in interest, "KEYBANK") has sold to the Depositor, pursuant to the Mortgage Loan Purchase Agreement dated as of May 2, 2002 (as such may from time to time hereafter be amended, modified, supplemented and/or restated, the "KEYBANK MORTGAGE LOAN PURCHASE AGREEMENT"), between KeyBank as seller and the Depositor as purchaser, those mortgage loans initially identified on the schedule attached hereto as EXHIBIT B-1B (such mortgage loans, the "ORIGINAL KEYBANK MORTGAGE LOANS").

          National Consumer Cooperative Bank (together with its successors in interest, "NCB") has sold to the Depositor, pursuant to the Mortgage Loan Purchase Agreement dated as of May 2, 2002 (as such may from time to time hereafter be amended, modified, supplemented and/or restated, the "NCB MORTGAGE LOAN PURCHASE AGREEMENT"), between NCB as seller and the Depositor as purchaser, those mortgage loans initially identified on the schedule attached hereto as EXHIBIT B-1C (such mortgage loans, the "ORIGINAL NCB MORTGAGE LOANS").

          NCB Capital Corporation (together with its successors in interest, "NCBCC") has sold to the Depositor, pursuant to the Mortgage Loan Purchase Agreement dated as of May 2, 2002 (as such may from time to time hereafter be amended, modified, supplemented and/or restated, the "NCBCC MORTGAGE LOAN PURCHASE AGREEMENT"), between NCBCC as seller and the Depositor as purchaser, those mortgage loans initially identified on the schedule attached hereto as EXHIBIT B-1D (such mortgage loans, the "ORIGINAL NCBCC MORTGAGE LOANS").

          NCB, FSB (together with its successors in interest, "NCBFSB") has sold to the Depositor, pursuant to the Mortgage Loan Purchase Agreement dated as of May 2, 2002 (as such may from time to time hereafter be amended, modified, supplemented and/or restated, the "NCBFSB MORTGAGE LOAN PURCHASE AGREEMENT"), between NCBFSB as seller and the Depositor as purchaser, those mortgage loans initially identified on the schedule attached hereto as EXHIBIT B-1E (such mortgage loans, the "ORIGINAL NCBFSB MORTGAGE LOANS").

          The Depositor desires, among other things, to: (i) establish a trust fund, consisting primarily of the Original Column Mortgage Loans, the Original KeyBank Mortgage Loans, the Original NCB Mortgage Loans, the Original NCBCC Mortgage Loans and the Original NCBFSB Mortgage Loans (collectively, the "ORIGINAL MORTGAGE LOANS") and certain related rights, funds and property; (ii) cause the issuance of mortgage pass-through certificates in multiple classes, which certificates will, in the aggregate, evidence the entire beneficial ownership interest in such trust fund; and (iii) provide for the servicing and administration of the mortgage loans, including the Original Mortgage Loans, and the other assets that from time to time constitute part of such trust fund.

          Wells Fargo Bank Minnesota, N.A. (together with its successors in interest, "WELLS FARGO") desires to act as "Trustee" hereunder; KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage (together with its successors in interest, "KRECM") desires to act as "General Master Servicer" hereunder; ARCap Special Servicing, Inc. (together with its successors in interest, "ARCAP") desires to act as "General Special Servicer" hereunder; NCBFSB desires to act as "Co-op Master Servicer" hereunder; and NCB desires to act as "Co-op Special Servicer" hereunder.

          In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                  DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES;
                         CERTAIN CALCULATIONS IN RESPECT
                              OF THE MORTGAGE POOL

          SECTION 1.01.  Defined Terms.

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
SECTION 1.01, subject to modification in accordance with SECTION 1.04.

          "30/360 BASIS" shall mean the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

          "30/360 MORTGAGE LOAN" shall mean a Mortgage Loan that accrues interest on a 30/360 Basis.

          "80 WEST END AVENUE MORTGAGE LOAN" shall mean the Mortgage Loan secured by a Mortgage on the 80 West End Avenue Property.

          "80 WEST END AVENUE PROPERTY" shall mean the Mortgaged Property identified on the Mortgage Loan Schedule as "80 W.E.T.H Corp." and located at 80 West End Avenue in New York, New York.

          "ACCEPTABLE INSURANCE DEFAULT" shall mean, with respect to any Mortgage Loan, a default under the related Mortgage Loan Documents arising by reason of any failure on the part of the related Borrower to maintain specific insurance coverage with respect to, or an all-risk casualty insurance policy that does not specifically exclude, terrorist or similar acts, and/or any failure on the part of the related Borrower to maintain insurance coverage with respect to terrorist or similar acts upon terms no less favorable than those in place as of May 13, 2002, which default would be permitted to be waived by the Master Servicer provided that each of the following relevant conditions are satisfied: (a) the applicable Master Servicer has determined, in its reasonable judgment, based on inquiry consistent with the Servicing Standard, that either
(i) such insurance is not available at commercially reasonable rates and that such hazards are not at the time commonly insured against for properties similar to the related Mortgaged Property and located in or around the region in which such related Mortgaged Property is located, or (ii) such insurance is not available at any rate; and (b) if the Stated Principal Balance of such Mortgage Loan is in excess of $2,500,000 (or any lesser amount that the applicable Master Servicer deems appropriate), the applicable Master Servicer has obtained the consent of the applicable Special Servicer to waive the subject default; and (c) if the Cut-off Date Principal Balance of such Mortgage Loan is in excess of $20,000,000, the applicable Special Servicer has determined, in its reasonable judgment, based on information and analysis provided to it by the applicable Master Servicer, that the waiver of the subject default clearly and convincingly is in accordance with the Servicing Standard (it being understood and agreed that in making such determination the applicable Special Servicer shall consider as the primary factor the specific insurance terms of the Mortgage Loan Documents). The applicable Special Servicer shall notify the Rating Agencies upon making the determination described in CLAUSE (c) above with respect to any Mortgage Loan.

          "ACCOUNTS" shall mean, collectively, the Distribution Account, the Excess Liquidation Proceeds Account, the Interest Reserve Account, the Collection Accounts, the REO Accounts, the Servicing Accounts, the Reserve Accounts and any Paradise Island Special Account.

          "ACQUISITION DATE" shall mean, with respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust within the meaning of Treasury regulation section 1.856-6(b)(1), which is the first day on which the Trust is treated as the owner of such REO Property for federal income tax purposes.

          "ACTUAL/360 BASIS" shall mean the accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month (or other applicable recurring accrual period) in a year assumed to consist of 360 days.

          "ACTUAL/360 MORTGAGE LOAN" shall mean a Mortgage Loan that accrues interest on an Actual/360 Basis.

          "ADDITIONAL COLLATERAL" shall mean any non-real property collateral (including any Letter of Credit) pledged and/or delivered by or on behalf of the related Borrower and held by the related Mortgagee to secure payment on any Mortgage Loan.

          "ADDITIONAL MASTER SERVICING COMPENSATION" shall have the meaning assigned thereto in SECTION 3.11(b).

          "ADDITIONAL SPECIAL SERVICING COMPENSATION" shall have the meaning assigned thereto in SECTION 3.11(d).

          "ADDITIONAL TRUST FUND EXPENSE" shall mean any expense experienced with respect to the Trust Fund and not otherwise included in the calculation of a Realized Loss that would result in the Holders of any Class of REMIC III Regular Interest Certificates receiving less than the total of their Current Interest Distribution Amount, Carryforward Interest Distribution Amount and Principal Distribution Amount for any Distribution Date.

          "ADDITIONAL YIELD AMOUNT" shall have the meaning assigned thereto in
SECTION 4.01(d).

          "ADJUSTED REMIC II REMITTANCE RATE" shall mean:

          (a) with respect to REMIC II Regular Interest A-1, for any Interest Accrual Period, 4.637% per annum;

          (b) with respect to REMIC II Regular Interest A-2, for any Interest Accrual Period, 5.939% per annum;

          (c) with respect to REMIC II Regular Interest A-3-1, for any Interest Accrual Period, 6.133% per annum;

          (d) with respect to REMIC II Regular Interest A-3-2, for any Interest Accrual Period, 6.133% per annum;

          (e) with respect to REMIC II Regular Interest B, for any Interest Accrual Period, 6.256% per annum;

          (f) with respect to REMIC II Regular Interest C-1, for any Interest Accrual Period, the lesser of (i) 6.376% per annum and (ii) the REMIC II Remittance Rate in effect for REMIC II Regular Interest C-1 for such Interest Accrual Period;

          (g) with respect to REMIC II Regular Interest C-2, for any Interest Accrual Period, the lesser of (i) 6.816% per annum and (ii) the REMIC II Remittance Rate in effect for REMIC II Regular Interest C-2 for such Interest Accrual Period;

          (h) with respect to REMIC II Regular Interest D for any Interest Accrual Period, the lesser of (i) 6.455% per annum and (ii) the REMIC II Remittance Rate in effect for REMIC II Regular Interest D for such Interest Accrual Period;

          (i) with respect to REMIC II Regular Interest E, for any Interest Accrual Period, the lesser of (i) 6.671% per annum and (ii) the REMIC II Remittance Rate in effect for REMIC II Regular Interest E for such Interest Accrual Period;

          (j) with respect to REMIC II Regular Interest F, for any Interest Accrual Period, the lesser of (i) 7.007% per annum and (ii) the REMIC II Remittance Rate in effect for REMIC II Regular Interest F for such Interest Accrual Period;

          (k) with respect to REMIC II Regular Interest G, for any Interest Accrual Period, the lesser of (i) 7.341% per annum and (ii) the REMIC II Remittance Rate in effect for REMIC II Regular Interest G for such Interest Accrual Period;

          (l) with respect to REMIC II Regular Interest H, for any Interest Accrual Period, the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate in effect for REMIC II Regular Interest H for such Interest Accrual Period;

          (m) with respect to REMIC II Regular Interest J, for any Interest Accrual Period, the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate in effect for REMIC II Regular Interest J for such Interest Accrual Period;

          (n) with respect to REMIC II Regular Interest K, for any Interest Accrual Period, the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate in effect for REMIC II Regular Interest K for such Interest Accrual Period;

          (o) with respect to REMIC II Regular Interest L, for any Interest Accrual Period, the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate in effect for REMIC II Regular Interest L for such Interest Accrual Period;

          (p) with respect to REMIC II Regular Interest M, for any Interest Accrual Period, the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate in effect for REMIC II Regular Interest M for such Interest Accrual Period;

          (q) with respect to REMIC II Regular Interest N, for any Interest Accrual Period, the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate in effect for REMIC II Regular Interest N for such Interest Accrual Period; and

          (r) with respect to REMIC II Regular Interest O, for any Interest Accrual Period, the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate in effect for REMIC II Regular Interest O for such Interest Accrual Period.

          "ADMINISTRATIVE FEE RATE" shall mean, with respect to each Mortgage Loan (and any successor REO Loan), the sum of the related Master Servicing Fee Rate, plus the Trustee Fee Rate.

          "ADVANCE" shall mean any P&I Advance or Servicing Advance.

          "ADVANCE INTEREST" shall mean the interest accrued on any Advance at the Reimbursement Rate, which is payable to the party hereto that made that Advance, all in accordance with SECTION 3.11(g) or SECTION 4.03(d), as applicable.

          "ADVERSE GRANTOR TRUST EVENT" shall mean either: (i) any impairment of the status of either Grantor Trust Pool as a Grantor Trust; or (ii) the imposition of a tax upon either Grantor Trust Pool or any of its assets or transactions.

          "ADVERSE RATING EVENT" shall mean, with respect to any Class of Rated Certificates and each Rating Agency that has assigned a rating thereto, as of any date of determination, the qualification, downgrade or withdrawal of the rating then assigned to such Class of Rated Certificates by such Rating Agency (or the placing of such Class of Rated Certificates on "negative credit watch" status in contemplation of any such action with respect thereto).

          "ADVERSE REMIC EVENT" shall mean either: (i) any impairment of the status of any REMIC Pool as a REMIC; or (ii) except as permitted by
SECTION 3.17(a), the imposition of a tax upon any REMIC Pool or any of its assets or transactions (including the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions set forth in
Section 860G(d) of the Code).

          "AFFILIATE" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "AGREEMENT" shall mean this Pooling and Servicing Agreement, as it may be amended, modified, supplemented or restated following the Closing Date.

          "A.M. BEST" shall mean A.M. Best Company or its successor in interest.

          "ANNUAL ACCOUNTANTS' REPORT" shall have the meaning assigned thereto in SECTION 3.14.

          "ANNUAL PERFORMANCE CERTIFICATION" shall have the meaning assigned thereto in SECTION 3.13.

          "ANTICIPATED REPAYMENT DATE" shall mean, with respect to any ARD Mortgage Loan, the date specified in the related Mortgage Note, as of which Post-ARD Additional Interest shall begin to accrue on such Mortgage Loan, which date is prior to the Stated Maturity Date for such Mortgage Loan.

          "APPRAISAL" shall mean, with respect to any Mortgaged Property or REO Property as to which an appraisal is required to be performed pursuant to the terms of this Agreement, a narrative appraisal complying with USPAP (or, in the case of a Mortgage Loan or an REO Loan with a Stated Principal Balance as of the date of such appraisal of $2,000,000 or less, at the applicable Special Servicer's option, either a limited appraisal and a summary report or an internal valuation prepared by the applicable Special Servicer) that (i) indicates the "market value" of the subject property (within the meaning of 12 CFR Section 225.62(g)) and (ii) is conducted by a Qualified Appraiser (except that, in the case of a Mortgage Loan or an REO Loan with a Stated Principal Balance as of the date of such appraisal of $2,000,000 or less, the appraiser may be an employee of the applicable Special Servicer, which employee need not be a Qualified Appraiser but shall have experience in commercial and/or multifamily properties, as the case may be, and possess sufficient knowledge to value such a property).

          "APPRAISAL REDUCTION AMOUNT" shall mean, with respect to any Required Appraisal Loan, an amount (calculated, in consultation with the Controlling Class Representative, as of the Determination Date immediately following the later of the date on which the most recent relevant Appraisal acceptable for purposes of SECTION 3.19(c) hereof was obtained by the applicable Special Servicer pursuant to this Agreement and the date of the most recent Appraisal Trigger Event with respect to such Required Appraisal Loan) equal to the excess, if any, of:

          (1) the sum of (a) the Stated Principal Balance of such Required Appraisal Loan as of such Determination Date, (b) to the extent not previously advanced by or on behalf of the applicable Master Servicer, the Trustee or any Fiscal Agent, all unpaid interest (other than any Default Interest and, if applicable, Post-ARD Additional Interest) accrued on such Required Appraisal Loan through the most recent Due Date prior to such Determination Date, (c) all unpaid Special Servicing Fees accrued with respect to such Required Appraisal Loan, (d) all related unreimbursed Advances made by or on behalf of the applicable Master Servicer, the applicable Special Servicer, the Trustee or any Fiscal Agent with respect to such Required Appraisal Loan, together with all unpaid Advance Interest accrued on such Advances, and (e) all currently due but unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of the related Mortgaged Property or REO Property, as applicable; over

          (2) the sum of (x) the excess, if any, of (i) 90% of the Appraised Value of the related Mortgaged Property or REO Property, as applicable, as determined by the most recent relevant Appraisal acceptable for purposes of
     SECTION 3.19(c) hereof, over (ii) the amount of any obligation(s) secured by any liens on such Mortgaged Property or REO Property, as applicable, that are prior to the lien of such Required Appraisal Loan, and (y) any Escrow Payments, Reserve Funds and/or Letters of Credit held by the applicable Master Servicer or the applicable Special Servicer with respect to such Required Appraisal Loan, the related Mortgaged Property or any related REO Property.

          Notwithstanding the foregoing, if (i) an Appraisal Trigger Event occurs with respect to any Mortgage Loan, (ii) either (A) no Appraisal has been obtained or conducted, as applicable in accordance with SECTION 3.19(c), with respect to the related Mortgaged Property during the 12-month period prior to the date of such Appraisal Trigger Event or (B) there shall have occurred since the date of the most recent Appraisal a material change in the circumstances surrounding the related Mortgaged Property that would, in the applicable Special Servicer's reasonable judgment, materially affect the value of the property as reflected in such Appraisal, and (iii) no new Appraisal is obtained or conducted, as applicable in accordance with SECTION 3.19(c), by the earlier of the 60th day after such Appraisal Trigger Event and the date on which such Mortgage Loan first becomes 120 days delinquent as to any Monthly Payment, then
(x) until such new Appraisal is obtained or conducted, as applicable in accordance with SECTION 3.19(c), the Appraisal Reduction Amount shall equal 25% of the Stated Principal Balance of such Required Appraisal Loan, and (y) upon receipt or performance, as applicable in accordance with SECTION 3.19(c), of such new Appraisal by the applicable Special Servicer, the Appraisal Reduction Amount for such Required Appraisal Loan will be recalculated in accordance with the preceding sentence of this definition.

          Also notwithstanding the foregoing, if and when an Appraisal Trigger Event occurs with respect to any Cross-Collateralized Mortgage Loan, an Appraisal Reduction Amount shall be calculated for the entire Cross-Collateralized Group to which that particular Cross-Collateralized Mortgage Loan belongs as if such Cross-Collateralized Group was a single Mortgage Loan secured by multiple properties, and any resulting Appraisal Reduction Amount for such Cross-Collateralized Group shall be allocated among the respective Cross-Collateralized Mortgage Loans forming that group on a PRO RATA basis in accordance with the respective Stated Principal Balances of those Mortgage Loans.

          "APPRAISAL TRIGGER EVENT" shall mean, with respect to any Mortgage Loan, any of the following events:

          (i) such Mortgage Loan becomes a Modified Mortgage Loan (other than solely as a result of an extension of the maturity date for less than six (6) months);

          (ii) any Monthly Payment (other than, if applicable, a Balloon Payment) with respect to such Mortgage Loan remains unpaid for 60 days beyond the Due Date for such payment;

          (iii) in the case of a Balloon Mortgage Loan, the Balloon Payment with respect to such Mortgage Loan remains unpaid for 90 days beyond the related maturity date (or, if the related Borrower has delivered to the applicable Master Servicer a refinancing commitment reasonably acceptable to the applicable Special Servicer and continued to make monthly debt service payments equal to the related Assumed Monthly Payment, for such longer period, not to exceed 150 days beyond the related maturity date, during which the refinancing would occur);

          (iv) the passage of 60 days after the applicable Special Servicer receives notice that the Borrower under such Mortgage Loan has become the subject of bankruptcy, insolvency or similar proceedings, which proceedings remain undischarged and undismissed at the end of such 60 days;

          (v) the passage of 60 days after the applicable Special Servicer receives notice that a receiver or similar official is appointed with respect to the related Mortgaged Property, which receiver or similar official continues in that capacity at the end of such 60 days; and

          (vi)    the related Mortgaged Property becomes an REO Property.

          "APPRAISED VALUE" shall mean: (a) with respect to each Mortgaged Property or REO Property (other than a residential cooperative property), the appraised value thereof (as is) based upon the most recent Appraisal obtained or conducted, as appropriate, pursuant to this Agreement; and (b) with respect to each Mortgaged Property or, if applicable, REO Property that is a residential cooperative property, the value of such property as shown in the applicable Appraisal and determined as if such property were operated as a cooperatively-owned multifamily residential building (rather than a multifamily rental apartment building).

          "ARCap" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "ARCap NAMING CONVENTION FOR ELECTRONIC FILE DELIVERY" shall mean the naming convention for electronic file delivery set forth on EXHIBIT O hereto.

          "ARD MORTGAGE LOAN" shall mean a Mortgage Loan that provides for the accrual of Post-ARD Additional Interest thereon if such Mortgage Loan is not paid in full on or prior to its Anticipated Repayment Date.

          "ASSET STATUS REPORT" shall have the meaning assigned thereto in
SECTION 3.24(a).

          "ASSIGNMENT OF LEASES" shall mean, with respect to any Mortgaged Property, any assignment of leases, rents and profits or similar document or instrument executed by the related Borrower in connection with the origination of the related Mortgage Loan, as such assignment may be amended, modified, renewed or extended through the date hereof and from time to time hereafter.

          "ASSUMED MONTHLY PAYMENT" shall mean:

          (a) with respect to any Balloon Mortgage Loan delinquent in respect of its Balloon Payment beyond the Determination Date immediately following its scheduled maturity date (as such date may be extended in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the applicable Master Servicer or Special Servicer pursuant to
     SECTION 3.20), for that scheduled maturity date and for each subsequent Due Date as of which such Mortgage Loan remains outstanding and part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due with respect to such Mortgage Loan on such Due Date equal to the amount (exclusive of Default Interest) that would have been due in respect thereof on such Due Date if such Mortgage Loan had been required to continue to accrue interest in accordance with its terms, and to pay principal in accordance with the amortization schedule (if any), in effect immediately prior to, and without regard to the occurrence of, such maturity date; and

          (b) with respect to any REO Loan, for any Due Date as of which the related REO Property remains part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Monthly Payment (or, in the case of a Balloon Mortgage Loan described in CLAUSE (a) of this definition, the Assumed Monthly Payment) that was due (or deemed due) with respect to the related Mortgage Loan on the last Due Date prior to its becoming an REO Loan.

          "ASTM" shall mean the American Society for Testing and Materials.

          "BALLOON MORTGAGE LOAN" shall mean any Mortgage Loan that by its original terms or by virtue of any modification entered into as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution) provides for an amortization schedule extending beyond its Stated Maturity Date and as to which, in accordance with such terms, a Balloon Payment is due on its Stated Maturity Date.

          "BALLOON PAYMENT" shall mean any Monthly Payment payable on a Mortgage Loan at scheduled maturity that is at least six times as large as the normal Monthly Payment due on such Mortgage Loan.

          "BANKRUPTCY CODE" shall mean the federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

          "BASE PROSPECTUS" shall mean that certain prospectus dated May 2, 2002, relating to trust funds established by the Depositor and publicly offered mortgage pass-through certificates evidencing interests therein.

          "BOOK-ENTRY CERTIFICATE" shall mean any Certificate registered in the name of the Depositary or its nominee.

          "BOOK-ENTRY NON-REGISTERED CERTIFICATE" shall mean any Non-Registered Certificate that constitutes a Book-Entry Certificate.

          "BORROWER" shall mean, individually and collectively, as the context may require, the obligor or obligors under a Mortgage Loan, including any Person that has not signed the related Mortgage Note but owns an interest in the related Mortgaged Property, which interest has been encumbered to secure such Mortgage Loan.

          "BREACH" shall mean, with respect to any Mortgage Loan, any breach of representation or warranty made by a Mortgage Loan Seller pursuant to Section 4(b) or 4(d) of the related Mortgage Loan Purchase Agreement.

          "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Minneapolis, Minnesota, the city in which the Primary Servicing Offices of any Master Servicer or Special Servicer are located or the city in which the Corporate Trust Offices of the Trustee are located, are authorized or obligated by law or executive order to remain closed.

          "CARRYFORWARD INTEREST DISTRIBUTION AMOUNT" shall have:

          (a) with respect to the Loan REMIC Regular Interest for any Distribution Date, the meaning assigned thereto in SECTION 2.10(g);

          (b) with respect to any REMIC I Regular Interest for any Distribution Date, the meaning assigned thereto in SECTION 2.12(g);

          (c) with respect to any REMIC II Regular Interest for any Distribution Date, the meaning assigned thereto in SECTION 2.14(g);

          (d) with respect to any Group A-SP REMIC III Regular Interest or Group A-X REMIC III Regular Interest for any Distribution Date, the meaning assigned thereto in SECTION 2.16(g); and

          (e) with respect to any Class of REMIC III Regular Interest Certificates for any Distribution Date, the meaning assigned thereto in
     SECTION 2.16(g).

          "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

          "CERTIFICATE" shall mean any one of the Depositor's Series 2002-CKN2 Commercial Mortgage Pass-Through Certificates, as executed by the Trustee and authenticated and delivered hereunder by the Certificate Registrar.

          "CERTIFICATE FACTOR" shall mean, with respect to any Class of REMIC III Regular Interest Certificates, as of any date of determination, a fraction, expressed as a decimal carried to eight places, the numerator of which is the related Class Principal Balance or Class Notional Amount, as the case may be, then outstanding, and the denominator of which is the related Class Principal Balance or Class Notional Amount, as the case may be, outstanding as of the Closing Date.

          "CERTIFICATEHOLDER" or "HOLDER" shall mean the Person in whose name a Certificate is registered in the Certificate Register, PROVIDED, HOWEVER, that:
(i) neither a Disqualified Organization nor a Non-United States Tax Person shall be a "Holder" of, or a "Certificateholder" with respect to, a Class R Certificate for any purpose hereof; and (ii) solely for purposes of giving any consent, approval, direction or waiver pursuant to this Agreement that specifically relates to the rights, duties and/or obligations hereunder of the Depositor, a Master Servicer, a Special Servicer, the Trustee or any Fiscal Agent in its respective capacity as such (other than any consent, approval or waiver contemplated by any of SECTIONS 3.23, 3.24 and 3.25), any Certificate registered in the name of such party or in the name of any Affiliate thereof shall be deemed not to be outstanding, and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver that specifically relates to such party has been obtained. The Certificate Registrar shall be entitled to request and conclusively rely upon a certificate of the Depositor, a Master Servicer or a Special Servicer in determining whether a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Certificateholders" or "Holders" shall reflect the rights of Certificate Owners only insofar as they may indirectly exercise such rights through the Depositary and the Depositary Participants (except as otherwise specified herein), it being herein acknowledged and agreed that the parties hereto shall be required to recognize as a "Certificateholder" or "Holder" only the Person in whose name a Certificate is registered in the Certificate Register.

          "CERTIFICATEHOLDER REPORTS" shall mean, collectively, the Trustee Report and the CMSA Investor Reporting Package.

          "CERTIFICATE NOTIONAL AMOUNT" shall mean, with respect to any Interest Only Certificate, as of any date of determination, the then notional principal amount on which such Certificate accrues interest, equal to the product of (a) the then Certificate Factor for the Class of Interest Only Certificates to which such Certificate belongs, multiplied by
(b) the amount specified on the face of such Certificate as the initial Certificate Notional Amount thereof.

          "CERTIFICATE OWNER" shall mean, with respect to any Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depositary or on the books of a Depositary Participant or on the books of an indirect participating brokerage firm for which a Depositary Participant acts as agent.

          "CERTIFICATE PRINCIPAL BALANCE" shall mean, with respect to any Principal Balance Certificate, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the then Certificate Factor for the Class of Principal Balance Certificates to which such Certificate belongs, multiplied by (b) the amount specified on the face of such Certificate as the initial Certificate Principal Balance thereof.

          "CERTIFICATE REGISTER" and "CERTIFICATE REGISTRAR" shall mean the register maintained and the registrar appointed pursuant to SECTION 5.02.

          "CLASS" shall mean, collectively, all of the Certificates bearing the same alphabetic or alphanumeric class designation and having the same payment terms. The respective Classes of Certificates are designated in SECTION 5.01(a).

          "CLASS A-1" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class A-1 Certificates.

          "CLASS A-1 CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphanumeric class designation "A-1".

          "CLASS A-2" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class A-2 Certificates.

          "CLASS A-2 CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphanumeric class designation "A-2".

          "CLASS A-3" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class A-3 Certificates.

          "CLASS A-3 CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphanumeric class designation "A-3".

          "CLASS A-P&I CERTIFICATES" shall mean, collectively, the Class A-1, Class A-2 and Class A-3 Certificates.

          "CLASS A-SP" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class A-SP Certificates.

          "CLASS A-SP CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "A-SP".

          "CLASS A-X" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class A-X Certificates.

          "CLASS A-X CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "A-X".

          "CLASS A-Y" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class A-Y Certificates.

          "CLASS A-Y CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "A-Y".

          "CLASS A-Y STRIP RATE" shall mean, in the case of each Specially Designated Co-op Mortgage Loan (or any successor REO Loan), an annual rate equal to the excess of (i) the Net Mortgage Rate in effect for such Mortgage Loan as of the Closing Date, over (ii) 6.35% per annum.

          "CLASS B" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class B Certificates.

          "CLASS B CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "B".

          "CLASS C CERTIFICATES" shall mean, collectively, the Class C-1 and Class C-2 Certificates.

          "CLASS C-1" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class C-1 Certificates.

          "CLASS C-1 CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphanumeric class designation "C-1".

          "CLASS C-2" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class C-2 Certificates.

          "CLASS C-2 CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphanumeric class designation "C-2".

          "CLASS D" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class D Certificates.

          "CLASS D CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "D".

          "CLASS E" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class E Certificates.

          "CLASS E CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "E".

          "CLASS F" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class F Certificates.

          "CLASS F CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "F".

          "CLASS G" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class G Certificates.

          "CLASS G CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "G".

          "CLASS H" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class H Certificates.

          "CLASS H CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "H".

          "CLASS J" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class J Certificates.

          "CLASS J CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "J".

          "CLASS K" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class K Certificates.

          "CLASS K CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "K".

          "CLASS L" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class L Certificates.

          "CLASS L CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "L".

          "CLASS M" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class M Certificates.

          "CLASS M CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "M".

          "CLASS N" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class N Certificates.

          "CLASS N CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "N".

          "CLASS NOTIONAL AMOUNT" shall mean the aggregate hypothetical or notional amount on which any Class of Interest Only Certificates accrues or is deemed to accrue interest from time to time, as calculated in accordance with
SECTION 2.16(e).

          "CLASS O" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class O Certificates.

          "CLASS O CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "O".

          "CLASS PRINCIPAL BALANCE" shall mean the aggregate principal balance outstanding from time to time of any Class of Principal Balance Certificates, as calculated in accordance with SECTION 2.16(e).

          "CLASS R" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class R Certificates.

          "CLASS R CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "R".

          "CLASS V" shall mean, when combined with any other capitalized term defined in this Agreement, of or relating to the Class V Certificates.

          "CLASS V CERTIFICATE" shall mean any of the Certificates that collectively constitute the Class bearing the alphabetic class designation "V".

          "CLASS V SUB-ACCOUNT" shall mean a sub-account of the Distribution Account established pursuant to SECTION 3.04(b), which sub-account shall constitute an asset of the Trust Fund and Grantor Trust V, but not an asset of any REMIC Pool.

          "CLEARSTREAM" shall mean Clearstream International or any successor.

          "CLOSING DATE" shall mean May 16, 2002.

          "CMSA" shall mean the Commercial Mortgage Securities Association, or any association or organization that is a successor thereto. If neither such association nor any successor remains in existence, "CMSA" shall be deemed to refer to such other association or organization as may exist whose principal membership consists of servicers, trustees, issuers, placement agents and underwriters generally involved in the commercial mortgage loan securitization industry, which is the principal such association or organization in the commercial mortgage loan securitization industry and one of whose principal purposes is the establishment of industry standards for reporting transaction-specific information relating to commercial mortgage-backed pass-through certificates and commercial mortgage-backed bonds and the commercial mortgage loans and foreclosed properties underlying or backing them to investors holding or owning such certificates or bonds, and any successor to such other association or organization. If an organization or association described in one of the preceding sentences of this definition does not exist, "CMSA" shall be deemed to refer to such other association or organization as shall be selected by the General Master Servicer and reasonably acceptable to the Trustee, the Co-op Master Servicer, the Special Servicers and the Controlling Class Representative.

          "CMSA BOND LEVEL FILE" shall mean, subject to SECTION 1.03(f), the monthly report substantially in the form of, and containing the information called for in, the downloadable form of the "Bond Level File" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Bond Level File" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Trustee.

          "CMSA COLLATERAL SUMMARY FILE" shall mean, subject to SECTION 1.03(f), the report substantially in the form of, and containing the information called for in, the downloadable form of the "Collateral Summary File" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Collateral Summary File" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Trustee.

          "CMSA COMPARATIVE FINANCIAL STATUS REPORT" shall mean, subject to
SECTION 1.03(f), report substantially in the form of, and containing the information called for in, the downloadable form of the "Comparative Financial Status Report" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Comparative Financial Status Report" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicers or the Special Servicers, as applicable, and in any event, setting forth, among other things, (A) the most recent property inspection date for each Mortgaged Property to be covered thereby and (B) in each instance based on (1) the most recent rent roll (or, in the case of a residential cooperative property, the most recent maintenance schedule) in the possession or under the control of the applicable Master Servicer and (2) to the extent in the possession or under the control of the applicable Master Servicer (in descending order of desirability), (a) trailing 12-months normalized financial information, or (b) if the information in CLAUSE (a) is not available, normalized financial information based on no less than nine months of operating statements (annualized), or (c) if the information in CLAUSES (a) and (b) is not available, the most recent current year-to-date financial information (annualized): (x) the occupancy and debt service coverage ratio for each Mortgage Loan or Mortgaged Property, as applicable, to be covered thereby; and
(y) the revenue, expense, net operating income and net cash flow for each Mortgaged Property to be covered thereby. For the purposes of the production by the applicable Master Servicer or the applicable Special Servicer of any such report that is required to state information with respect to any Original Mortgage Loan for any period prior to the related Due Date in May 2002, the applicable Master Servicer or the applicable Special Servicer, as the case may be, may conclusively rely (without independent verification), absent manifest error, on information provided to it by the related Mortgage Loan Seller, by the related Borrower or (x) in the case of such a report produced by a Master Servicer, by the applicable Special Servicer (if other than such Master Servicer or an Affiliate thereof) and (y) in the case of such a report produced by a Special Servicer, by the applicable Master Servicer (if other than such Special Servicer or an Affiliate thereof).

          "CMSA DELINQUENT LOAN STATUS REPORT" shall mean, subject to
SECTION 1.03(f), a report substantially in the form of, and containing the information called for in, the downloadable form of the "Delinquent Loan Status Report" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Delinquent Loan Status Report" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicers or the Special Servicers, as applicable.

          "CMSA FINANCIAL FILE" shall mean, subject to SECTION 1.03(f), a report substantially in the form of, and containing the information called for in, the downloadable form of the "Financial File" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Financial File" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicers or the Special Servicers, as applicable.

          "CMSA HISTORICAL LIQUIDATION REPORT" shall mean, subject to
SECTION 1.03(f), a report substantially in the form of, and containing the information called for in, the downloadable form of the "Historical Liquidation Report" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Historical Liquidation Report" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicers or the Special Servicers, as applicable.

          "CMSA HISTORICAL LOAN MODIFICATION REPORT" shall mean, subject to
SECTION 1.03(f), a report substantially in the form of, and containing the information called for in, the downloadable form of the "Historical Loan Modification Report" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Historical Loan Modification Report" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicers or the Special Servicers, as applicable.

          "CMSA INVESTOR REPORTING PACKAGE" shall mean, collectively:

          (a)     the following six electronic files: (i) CMSA Loan Setup File,
     (ii) CMSA Loan Periodic Update File, (iii) CMSA Property File, (iv) CMSA Bond Level File, (v) CMSA Financial File and (vi) CMSA Collateral Summary File; and

          (b) the following eight supplemental reports: (i) CMSA Delinquent Loan Status Report, (ii) CMSA Historical Loan Modification Report, (iii) CMSA Historical Liquidation Report, (iv) CMSA REO Status Report, (v) CMSA Operating Statement Analysis Report, (vi) CMSA Comparative Financial Status Report, (vii) CMSA Servicer Watch List and (viii) CMSA NOI Adjustment Worksheet.

          "CMSA LOAN PERIODIC UPDATE FILE" shall mean, subject to
SECTION 1.03(f), the monthly report substantially in the form of, and containing the information called for in, the downloadable form of the "Loan Periodic Update File" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Loan Periodic Update File" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicers or the Special Servicers, as applicable, and the Trustee.

          "CMSA LOAN SETUP FILE" shall mean, subject to SECTION 1.03(f), the report substantially in the form of, and containing the information called for in, the downloadable form of the "Loan Setup File" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Loan Setup File" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicers or the Special Servicers, as applicable, and the Trustee.

          "CMSA NOI ADJUSTMENT WORKSHEET" shall mean, subject to
SECTION 1.03(f), a report (using the ARCap Naming Convention for Electronic File Delivery) substantially in the form of, and containing the information called for in, the downloadable form of the "NOI Adjustment Worksheet" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "NOI Adjustment Worksheet" available as of the Closing Date on the CMSA Website, is acceptable to the Master Servicers or the Special Servicers, as applicable, and in any event, shall present the computations made in accordance with the methodology described in such form to "normalize" the full year net operating income, net cash flow and debt service coverage numbers used in the other reports required by this Agreement.

          "CMSA OPERATING STATEMENT ANALYSIS REPORT" shall mean, subject to
SECTION 1.03(f), a report (using the ARCap Naming Convention for Electronic File Delivery) substantially in the form of, and containing the information called for in, the downloadable form of the "Operating Statement Analysis Report" available as of the Closing Date on the CMSA Website or in such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Operating Statement Analysis Report" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicers.

          "CMSA PROPERTY FILE" shall mean, subject to SECTION 1.03(f), a report substantially in the form of, and containing the information called for in, the downloadable form of the "Property File" available as of the Closing Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Property File" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicers or the Special Servicers, as applicable.

          "CMSA REO STATUS REPORT" shall mean, subject to SECTION 1.03(f), a report substantially in the form of, and containing the information called for in, the downloadable form of the "REO Status Report" available as of the Closing Date on the CMSA Website, or in such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "REO Status Report" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicers or the Special Servicers, as applicable.

          "CMSA SERVICER WATCH LIST" shall mean, for any Determination Date, a report substantially in the form of, and containing the information called for in, the downloadable form of the "Servicer Watch List" available as of the Closing Date on the CMSA Website, or in such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as it requires the presentation of information in addition to that called for by the form of the "Servicer Watch List" available as of the Closing Date on the CMSA Website, is reasonably acceptable to the Master Servicers or the Special Servicers, as applicable, and in any event, which report shall identify all Performing Mortgage Loans that are required by the criteria set forth on EXHIBIT E-2A hereto, in the case of Mortgage Loans other than Co-op Mortgage Loans, or on EXHIBIT E-2B hereto, in the case of Co-op Mortgage Loans; PROVIDED that, upon adoption by the CMSA of a standard format and criteria, whether in respect of commercial mortgage loans generally or in respect of residential cooperative mortgage loans, such format and criteria shall be used for this report instead of EXHIBIT E-2A or EXHIBIT E-2B, as applicable.

          "CMSA WEBSITE" shall mean the CMSA's Website located at "www.cssacmbs.org" or such other primary website as the CMSA may establish for dissemination of its report forms.

          "CODE" shall mean the Internal Revenue Code of 1986 and regulations promulgated thereunder, including proposed regulations to the extent that, by reason of their proposed effective date, could, as of the date of any determination or opinion as to the tax consequences of any action or proposed action or transaction, be applied to the Trust or the Certificates.

          "COLLECTION ACCOUNT" shall mean the segregated account or accounts created and maintained by each Master Servicer, pursuant to SECTION 3.04(a), in trust for the Certificateholders, which shall be entitled "[name of subject Master Servicer], as a Master Servicer, in trust for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Collection Account".

          "COLLECTION PERIOD" shall mean, with respect to any Distribution Date, the period commencing immediately following the Determination Date in the calendar month preceding the month in which such Distribution Date occurs (or, in the case of the initial Distribution Date, commencing as of the Closing Date) and ending on and including the Determination Date in the calendar month in which such Distribution Date occurs.

          "COLUMN" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "COLUMN MORTGAGE LOAN" shall mean any Mortgage Loan that is either an Original Column Mortgage Loan or a Replacement Mortgage Loan that was delivered under the Column Mortgage Loan Purchase Agreement or the Column Performance Guarantee in substitution for an Original Column Mortgage Loan.

          "COLUMN MORTGAGE LOAN PURCHASE AGREEMENT" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "COLUMN PERFORMANCE GUARANTEE" shall mean the Guarantee dated as of May 2, 2002, from the Column Performance Guarantor in favor of the Trustee, relating to the obligations of Column under Section 5 of the Column Mortgage Loan Purchase Agreement.

          "COLUMN PERFORMANCE GUARANTOR" shall mean Credit Suisse First Boston acting through the Cayman Branch, its successor in interest or any successor guarantor under the Column Performance Guarantee.

          "COMMISSION" shall mean the Securities and Exchange Commission or any successor thereto.

          "COMPENSATING INTEREST PAYMENT" shall mean, with respect to any Distribution Date, any payment made by a Master Servicer pursuant to
SECTION 3.19(a) to cover Prepayment Interest Shortfalls incurred during the related Collection Period.

          "COMPONENT" shall mean any of the components of the Class A-X or Class A-SP Certificates, which components are: (a) in the case of the Class A-X Certificates, the respective Group A-X REMIC III Regular Interests; and (b) in the case of the Class A-SP Certificates, the respective Group A-SP REMIC III Regular Interests.

          "COMPONENT NOTIONAL AMOUNT" shall mean the hypothetical or notional amount on which any Group A-X REMIC III Regular Interest or Group A-SP REMIC III Regular Interest accrues interest from time to time, as calculated in accordance with SECTION 2.16(e).

          "CONDEMNATION PROCEEDS" shall mean all cash amounts actually received by the Trust or by a Master Servicer or Special Servicer on its behalf in connection with the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, exclusive of any portion thereof required to be released to the related Borrower or any other third-party in accordance with applicable law and/or the terms and conditions of the related Mortgage Loan Documents or any other applicable document.

          "CONFIDENTIAL OFFERING CIRCULAR" shall mean the final Confidential Offering Circular dated May 2, 2002, relating to certain classes of the Non-Registered Certificates delivered by the Depositor to CSFB Corporation as of the Closing Date.

          "CONTROLLING CLASS" shall mean, as of any date of determination, the Class of Principal Balance Certificates with the lowest payment priority pursuant to SECTIONS 4.01(a) and 4.01(b), that has a then outstanding Class Principal Balance that is not less than 25% of its initial Class Principal Balance; PROVIDED that, if no Class of Principal Balance Certificates has a Class Principal Balance that satisfies the foregoing requirement, then the Controlling Class shall be the Class of Principal Balance Certificates with the lowest payment priority pursuant to SECTIONS 4.01(a) and 4.01(b), that has a then outstanding Class Principal Balance greater than zero. For purposes of this definition, all three (3) Classes of the Class A-P&I Certificates shall be treated as a single Class and, if appropriate under the terms of this definition, shall collectively constitute the Controlling Class. Also for purposes of this definition, both Classes of the Class C Certificates shall be treated as a single Class and, if appropriate under the terms of this definition, shall collectively constitute the Controlling Class. As of the Closing Date, the Controlling Class shall be the Class O Certificates.

          "CONTROLLING CLASS CERTIFICATEHOLDER" shall mean any Holder of Certificates of the Controlling Class.

          "CONTROLLING CLASS REPRESENTATIVE" shall have the meaning assigned thereto in SECTION 3.23(a), and shall initially be ARCap REIT, Inc.

          "CO-OP MASTER SERVICER" shall mean NCBFSB, in its capacity as master servicer with respect to the Co-op Mortgage Loans and any related REO Properties hereunder, or any successor master servicer with respect to the Co-op Mortgage Loans and any related REO Properties appointed as provided herein.

          "CO-OP MORTGAGE LOAN" shall mean any Mortgage Loan that, as of the date it is first included in the Trust Fund, is secured by a Mortgage that encumbers a residential cooperative property, as identified on the Mortgage Loan Schedule.

          "CO-OP SPECIAL SERVICER" shall mean NCB, in its capacity as special servicer with respect to the Co-op Mortgage Loans and any related REO Properties hereunder, or any successor special servicer with respect to the Co-op Mortgage Loans and any related REO Properties appointed as provided herein.

          "CO-OP TRUST ASSETS" shall mean the Co-op Mortgage Loans, any REO Properties acquired by the Trust with respect to the Co-op Mortgage Loans and any and all other related Trust Assets.

          "CORPORATE TRUST OFFICE" shall mean the principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located, with respect to Certificate transfers and surrenders, at Sixth Avenue and Marquette Street, Minneapolis, Minnesota 55479 and, for all other purposes, at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951.

          "CORRECTED MORTGAGE LOAN" shall mean any Mortgage Loan that had been a Specially Serviced Mortgage Loan but as to which all Servicing Transfer Events have ceased to exist.

          "CORRESPONDING CLASS OF PRINCIPAL BALANCE CERTIFICATES" shall mean, with respect to any REMIC II Regular Interest, the Class of Principal Balance Certificates that has an alphabetic or alphanumeric class designation that is the same as the alphabetic or alphanumeric, as applicable, designation for such REMIC II Regular Interest; PROVIDED that the Class A-3 Certificates shall be the

Corresponding Class of Principal Balance Certificates with respect to each of REMIC II Regular Interest A-3-1 and REMIC II Regular Interest A-3-2.

          "CORRESPONDING GROUP A-SP REMIC III REGULAR INTEREST" shall mean, with respect to any REMIC II Regular Interest, the Group A-SP REMIC III Regular Interest that has an alphabetic or alphanumeric designation that, with the deletion of "A-SP-", is the same as the alphabetic or alphanumeric, as applicable, designation for such REMIC II Regular Interest.

          "CORRESPONDING GROUP A-X REMIC III REGULAR INTEREST" shall mean, with respect to any REMIC II Regular Interest, the Group A-X REMIC III Regular Interest that has an alphabetic or alphanumeric designation that, with the deletion of "A-X-", is the same as the alphabetic or alphanumeric, as applicable, designation for such REMIC II Regular Interest.

          "CORRESPONDING GROUP PB REMIC II REGULAR INTEREST" shall mean: (a) with respect to any Class of Principal Balance Certificates, the REMIC II Regular Interest that has an alphabetic or alphanumeric designation that is the same as the alphabetic or alphanumeric, as applicable, Class designation for such Class of Principal Balance Certificates (PROVIDED that each of REMIC II Regular Interest A-3-1 and REMIC II Regular Interest A-3-2 shall be a Corresponding Group PB REMIC II Regular Interest with respect to the Class A-3 Certificates); (b) with respect to any Group A-SP REMIC III Regular Interest, the REMIC II Regular Interest that has an alphabetic or alphanumeric designation that, when preceded by "A-SP-", is the same as the alphabetic or alphanumeric, as applicable, designation for such Group A-SP REMIC III Regular Interest; and
(c) with respect to any Group A-X REMIC III Regular Interest, the REMIC II Regular Interest that has an alphabetic or alphanumeric designation that, when preceded by "A-X-", is the same as the alphabetic or alphanumeric, as applicable, designation for such Group A-X REMIC III Regular Interest.

          "CROSS-COLLATERALIZED GROUP" shall mean any group of Mortgage Loans that is cross-defaulted and cross-collateralized with each other.

          "CROSS-COLLATERALIZED MORTGAGE LOAN" shall mean any Mortgage Loan, that is, by its terms, cross-defaulted and cross-collateralized with any other Mortgage Loan.

          "CSFB CORPORATION" shall mean Credit Suisse First Boston Corporation or its successor in interest.

          "CURRENT INTEREST DISTRIBUTION AMOUNT" shall have:

          (a) with respect to the Loan REMIC Regular Interest for any Distribution Date, the meaning assigned thereto in SECTION 2.10(g);

          (b) with respect to any REMIC I Regular Interest for any Distribution Date, the meaning assigned thereto in SECTION 2.12(g);

          (c) with respect to any REMIC II Regular Interest for any Distribution Date, the meaning assigned thereto in SECTION 2.14(g);

          (d) with respect to any Group A-SP REMIC III Regular Interest or Group A-X REMIC III Regular Interest for any Distribution Date, the meaning assigned thereto in SECTION 2.16(g); and

          (e) with respect to any Class of REMIC III Regular Interest Certificates for any Distribution Date, the meaning assigned thereto in
     SECTION 2.16(g).

          "CUSTODIAN" shall mean a Person who is at any time appointed by the Trustee pursuant to SECTION 8.11 as a document custodian for the Mortgage Files.

          "CUT-OFF DATE" shall mean, individually and collectively, the respective Due Dates for the Original Mortgage Loans in May 2002.

          "CUT-OFF DATE PRINCIPAL BALANCE" shall mean, with respect to any Original Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of its Due Date in May 2002, after application of all payments of principal due on or before such date, whether or not received.

          "DEFAULT CHARGES" shall mean Default Interest and/or late payment charges that are paid or payable, as the context may require, in respect of any Mortgage Loan or REO Loan.

          "DEFAULT INTEREST" shall mean, with respect to any Mortgage Loan (or successor REO Loan), any amounts collected thereon, other than late payment charges, Prepayment Premiums or Yield Maintenance Charges, that represent interest (exclusive, if applicable, of Post-ARD Additional Interest) in excess of interest accrued on the principal balance of such Mortgage Loan (or REO Loan) at the related Mortgage Rate, such excess interest arising out of a default under such Mortgage Loan.

          "DEFAULTING PARTY" shall have the meaning assigned thereto in
SECTION 7.01(b).

          "DEFECTIVE MORTGAGE LOAN" shall mean any Mortgage Loan as to which there exists a Material Breach or a Material Document Defect that has not been cured in all material respects.

          "DEFINITIVE CERTIFICATE" shall have the meaning assigned thereto in
SECTION 5.03(a).

          "DELETED MORTGAGE LOAN" shall mean a Defective Mortgage Loan that is purchased or repurchased, as the case may be, from the Trust or replaced with one or more Replacement Mortgage Loans, in either case as contemplated by
SECTION 2.03.

          "DEPOSITOR" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "DEPOSITARY" shall mean The Depository Trust Company, or any successor depositary hereafter named as contemplated by SECTION 5.03(c). The nominee of the initial Depositary for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depositary shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

          "DEPOSITARY PARTICIPANT" shall mean a broker, dealer, bank or other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

          "DESIGNATED SUB-SERVICER" shall mean NCBFSB, any Sub-Servicer set forth on EXHIBIT L hereto and any successor to NCBFSB or any such other Sub-Servicer set forth on EXHIBIT L under the related Designated Sub-Servicer Agreement.

          "DESIGNATED SUB-SERVICER AGREEMENT" shall mean any Sub-Servicing Agreement between a Designated Sub-Servicer and a Master Servicer.

          "DETERMINATION DATE" shall mean, with respect to any calendar month, commencing in June 2002, the 11th day of such month (or, if such 11th day is not a Business Day, the next succeeding Business Day). Each Determination Date will relate to the Distribution Date in the same calendar month.

          "DIRECTLY OPERATE" shall mean, with respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers (other than the sale of REO Property pursuant to SECTION 3.18), the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; PROVIDED, HOWEVER, that the applicable Special Servicer (or any Sub-Servicer on behalf of the applicable Special Servicer) shall not be considered to Directly Operate an REO Property solely because the applicable Special Servicer (or any Sub-Servicer on behalf of the applicable Special Servicer) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

          "DISCOUNT RATE" shall have the meaning assigned thereto in
SECTION 4.01(d).

          "DISQUALIFIED ORGANIZATION" shall mean any of the following: (i) the United States or a possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Trustee, based upon an Opinion of Counsel delivered to the Trustee to the effect that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          "DISTRIBUTION ACCOUNT" shall mean, subject to SECTION 3.04(f), the segregated account or accounts created and maintained by the Trustee, pursuant to SECTION 3.04(b), in trust for the

Certificateholders, which shall be entitled "[name of Trustee], as Trustee, in trust for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Distribution Account".

          "DISTRIBUTION DATE" shall mean, with respect to any calendar month, commencing in June 2002, the fourth Business Day following the Determination Date in such month.

          "DOCUMENT DEFECT" shall mean, with respect to any Mortgage Loan, that any document required to be part of the related Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule (and the terms of such document have not been modified by written instrument contained in the related Mortgage File), or does not appear to be regular on its face.

          "DUE DATE" shall mean with respect to any Mortgage Loan (and any successor REO Loan), the day of the month set forth in the related Mortgage Note on which each Monthly Payment on such Mortgage Loan is first scheduled to be due (without regard to any applicable grace period).

          "EARN-OUT RESERVE FUNDS" shall mean Reserve Funds as to which any release thereof to the related Borrower is tied to conditions relating to the economic performance, value and/or occupancy of the subject Mortgaged Property.

          "EDGAR" shall mean the Electronic Data Gathering, Analysis, and Retrieval System of the Commission, which is the computer system for the receipt, acceptance, review and dissemination of documents submitted to the Commission in electronic format.

          "ELIGIBLE ACCOUNT" shall mean any of (i) an account maintained with a federal or state chartered depositary institution or trust company, the long-term deposit or long-term unsecured debt obligations of which are rated no less than "Aa3" by Moody's and "AA" by S&P (if the deposits are to be held in the account for more than 30 days), or the short-term deposit or short-term unsecured debt obligations of which are rated no less than "P-1" by Moody's and "A-1+" by S&P (if the deposits are to be held in the account for 30 days or less), in any event at any time funds are on deposit therein, or (ii) a segregated trust account maintained with a federal or state chartered depositary institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depositary institution or trust company is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR Section 9.10(b), and which, in either case, has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by federal or state authority, (iii) an account or accounts maintained with KeyBank so long as KeyBank's long-term unsecured debt rating shall be at least "A1" from Moody's and "A" from S&P and KeyBank's short-term deposit or short-term unsecured debt rating shall be at least "P-1" from Moody's and "A-1" from S&P,
(iv) in the case of Reserve Accounts and Servicing Accounts with respect to Co-op Mortgage Loans and Mortgage Loans for which NCBFSB is the Designated Sub-Servicer, any account maintained with NCBFSB (PROVIDED that NCBFSB has a combined capital and surplus of at least $40,000,000 and, with respect to any such Reserve Account or Servicing Account that has a balance in excess of $500,000, has obtained and maintains in favor of the affected Borrower(s) a standby letter of credit from the Federal Home Loan Bank in an amount equal to the portion of such balance that is not covered by FDIC insurance), and (v) any other account that is acceptable to the Rating Agencies (as evidenced by written confirmation to the Trustee from each Rating Agency that the use of such account would not, in and of itself, result in an Adverse Rating Event with respect to any Class of Rated Certificates).

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          "ENVIRONMENTAL INSURANCE POLICY" shall mean, with respect to any
Mortgaged Property or REO Property, any insurance policy covering pollution conditions and/or other environmental conditions that is maintained from time to time in respect of such Mortgaged Property or REO Property, as the case may be, for the benefit of, among others, the Trustee on behalf of the Certificateholders.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "ESCROW PAYMENT" shall mean any payment received by a Master Servicer or Special Servicer for the account of any Borrower for application toward the payment of real estate taxes, assessments, insurance premiums (including with respect to any Environmental Insurance Policy), ground rents (if applicable) and similar items in respect of the related Mortgaged Property.

          "EVENT OF DEFAULT" shall have the meaning assigned thereto in
SECTION 7.01(a).

          "EXCESS LIQUIDATION PROCEEDS" shall mean the excess, if any, of (a) the Net Liquidation Proceeds from the sale or liquidation of a Specially Serviced Mortgage Loan or REO Property, over (b) the sum of (i) the amount needed to pay all principal, interest (including Additional Interest (if applicable) and Default Interest), Prepayment Premiums or Yield Maintenance Charges (as applicable) and late payment charges payable with respect to such Mortgage Loan or the related REO Loan in full, (ii) any other fees that would constitute Additional Master Servicing Compensation and/or Additional Special Servicing Compensation, (iii) any related unreimbursed Servicing Advances, (iv) all unpaid Advance Interest on any related Advances, (v) any related Liquidation Fee and/or Special Servicing Fees paid or payable in respect of such Mortgage Loan or the related REO Loan and (vi) any other Additional Trust Fund Expenses paid or payable in respect of such Mortgage Loan or REO Property.

          "EXCESS LIQUIDATION PROCEEDS ACCOUNT" shall mean, subject to SECTION 3.04(f), the segregated account created and maintained by the Trustee pursuant to SECTION 3.04(d) in trust for the Certificateholders, which shall be entitled "[name of Trustee], as Trustee, in trust for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Excess Liquidation Proceeds Account".

          "EXCESS SERVICING FEES" shall mean, with respect to each Mortgage Loan (and successor REO Loan), that portion of the Master Servicing Fees that accrue at a per annum rate equal to the Excess Servicing Fee Rate.

          "EXCESS SERVICING FEE RATE" shall mean, with respect to each Mortgage Loan (and successor REO Loan), initially a rate per annum equal to the related Master Servicing Fee Rate, minus the sum of 1.0 basis point and the per annum rate applicable to any related primary servicing fee payable to a Designated Sub-Servicer; PROVIDED that such Excess Servicing Fee Rate shall be subject to reduction at any time following any resignation of the applicable Master Servicer pursuant to SECTION 6.04 (if no successor is appointed in accordance with the SECTION 6.04(d)) or any termination of the applicable Master Servicer pursuant to SECTION 7.01, to the extent reasonably necessary (as determined by the Trustee) for the Trustee to appoint a qualified successor to such Master Servicer (which successor may include the Trustee) that meets the requirements of SECTION 7.02 and that requires market rate master servicing compensation (exclusive of any related primary servicing fee payable to a Designated Sub-Servicer) that accrues at a per annum rate in excess of 1.0 basis point.

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          "EXCESS SERVICING FEE RIGHT" shall mean, with respect to each Mortgage
Loan (and successor REO Loan), the right to receive Excess Servicing Fees.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          "EXEMPTION-FAVORED PARTY" shall mean any of (i) CSFB Corporation, (ii) any Person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with CSFB Corporation, and
(iii) any member of any underwriting syndicate or selling group of which any Person described in CLAUSES (i) and (ii) is a manager or co-manager with respect to a Class of Certificates (other than the Class A-Y and Class R Certificates) that is investment grade rated by at least one Rating Agency.

          "FAIR VALUE" shall mean, with respect to any Specially Designated Defaulted Mortgage Loan, the amount that, in the applicable Special Servicer's reasonable judgment, taking into account the factors set forth in the first sentence of the second paragraph of SECTION 3.18(b) and such other factors as the applicable Special Servicer reasonably deems appropriate, is the fair value of such Mortgage Loan.

          "FANNIE MAE" shall mean the Federal National Mortgage Association or any successor.

          "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor.

          "FINAL DISTRIBUTION DATE" shall mean the final Distribution Date on which any distributions are to be made on the Certificates as contemplated by
SECTION 9.01.

          "FINAL RECOVERY DETERMINATION" shall mean a determination made by the applicable Special Servicer, in its reasonable judgment, with respect to any Specially Serviced Mortgage Loan or REO Property (other than a Mortgage Loan that is paid in full and other than a Mortgage Loan or REO Property, as the case may be, that is repurchased or replaced by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement, purchased or replaced by the Column Performance Guarantor pursuant to the Column Performance Guarantee, the NCBCC Performance Guarantor pursuant to the NCBCC Performance Guarantee or the NCBFSB Performance Guarantor pursuant to the NCBFSB Performance Guarantee, or purchased by a Master Servicer, a Special Servicer and/or any Controlling Class Certificateholder(s) pursuant to SECTION 9.01 or otherwise acquired by the Sole Certificateholder(s) in exchange for all the Certificates pursuant to SECTION 9.01), that there has been a recovery of all related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and other payments or recoveries that will ultimately be recoverable.

          "FISCAL AGENT" shall mean a Person who is at any time appointed by the Trustee pursuant to SECTION 8.13 to act as fiscal agent hereunder.

          "FISCAL AGENT AGREEMENT" shall have the meaning assigned thereto in
SECTION 8.13.

          "FREDDIE MAC" shall mean the Federal Home Loan Mortgage Corporation or any successor.

          "GAAP" shall mean generally accepted accounting principles in the United States.

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          "GENERAL MASTER SERVICER" shall mean KRECM, in its capacity as master servicer with respect to the Mortgage Pool (exclusive of the Co-op Mortgage Loans) and any related REO Properties hereunder, or any successor master servicer with respect to the Mortgage Pool (exclusive of the Co-op Mortgage Loans) and any related REO Properties appointed as provided herein.

          "GENERAL SPECIAL SERVICER" shall mean ARCap, in its capacity as special servicer with respect to the Mortgage Pool (exclusive of the Co-op Mortgage Loans) and any related REO Properties hereunder, or any successor special servicer with respect to the Mortgage Pool (exclusive of the Co-op Mortgage Loans) and any related REO Properties appointed as provided herein.

          "GRANTOR TRUST" shall mean a grantor trust as defined under Subpart E of Part 1 of Subchapter J of the Code.

          "GRANTOR TRUST POOL" shall mean either of Grantor Trust V or Grantor Trust R.

          "GRANTOR TRUST R" shall mean the Grantor Trust designated as such in
SECTION 2.17(b).

          "GRANTOR TRUST V" shall mean the Grantor Trust designated as such in
SECTION 2.17(a).

          "GROUND LEASE" shall mean the ground lease pursuant to which any Borrower holds a leasehold interest in the related Mortgaged Property, together with any estoppels or other agreements executed and delivered by the ground lessor in favor of the lender under the related Mortgage Loans.

          "GROUP A-SP REMIC III REGULAR INTERESTS" shall mean, collectively, REMIC III Regular Interest A-SP-A-3, REMIC III Regular Interest A-SP-B, REMIC III Regular Interest A-SP-C-1, REMIC III Regular Interest A-SP-C-2 and REMIC III Regular Interest A-SP-D.

          "GROUP A-X REMIC III REGULAR INTERESTS" shall mean, collectively, REMIC III Regular Interest A-X-A-1, REMIC III Regular Interest A-X-A-2,
REMIC III Regular Interest A-X-A-3-1, REMIC III Regular Interest A-X-A-3-1, REMIC III Regular Interest A-X-B, REMIC III Regular Interest A-X-C-1, REMIC III Regular Interest A-X-C-2, REMIC III Regular Interest A-X-D, REMIC III Regular Interest A-X-E, REMIC III Regular Interest A-X-F, REMIC III Regular Interest A-X-G, REMIC III Regular Interest A-X-H, REMIC III Regular Interest A-X-J, REMIC III Regular Interest A-X-K, REMIC III Regular Interest A-X-L, REMIC III Regular Interest A-X-M, REMIC III Regular Interest A-X-N and REMIC III Regular Interest A-X-O.

          "GROUP A-Y REMIC I REGULAR INTERESTS" shall mean, collectively, all of the REMIC I Regular Interests so designated in SECTION 2.12(d), which are the REMIC I Regular Interests without principal balances (but that have notional amounts for purposes of accruing interest).

          "GROUP ENVIRONMENTAL INSURANCE POLICY" shall mean an Environmental Insurance Policy that is maintained from time to time in respect of more than one Mortgaged Property or REO Property.

          "GROUP PB REMIC I REGULAR INTERESTS" shall mean, collectively, all of the REMIC I Regular Interests so designated in SECTION 2.12(d), which are the REMIC I Regular Interests with principal balances.

          "GROUP PB REMIC II REGULAR INTERESTS" shall mean, collectively, all of the REMIC II Regular Interests other than REMIC II Regular Interest A-Y.

          "HAZARDOUS MATERIALS" shall mean any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations now existing or hereafter enacted, and specifically including asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

          "INDEPENDENT" shall mean, when used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, each Mortgage Loan Seller, each Master Servicer, each Special Servicer, the Trustee, any Fiscal Agent, the Controlling Class Representative and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, any Mortgage Loan Seller, either Master Servicer, either Special Servicer, the Trustee, any Fiscal Agent, the Controlling Class Representative or any Affiliate thereof, and (iii) is not connected with the Depositor, any Mortgage Loan Seller, either Master Servicer, either Special Servicer, the Trustee, any Fiscal Agent, the Controlling Class Representative or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; PROVIDED, HOWEVER, that a Person shall not fail to be Independent of the Depositor, any Mortgage Loan Seller, either Master Servicer, either Special Servicer, the Trustee, any Fiscal Agent, the Controlling Class Representative or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, such Mortgage Loan Seller, such Master Servicer, such Special Servicer, the Trustee, such Fiscal Agent, the Controlling Class Representative or any such Affiliate thereof, as the case may be, PROVIDED that such ownership constitutes less than 1% of the total assets owned by such Person.

          "INDEPENDENT CONTRACTOR" shall mean: (a) any Person that would be an "independent contractor" with respect to any REMIC Pool within the meaning of
Section 856(d)(3) of the Code if such REMIC Pool were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Trustee or the Trust, delivered to the Trustee), PROVIDED that
(i) the Trust does not receive or derive any income from such Person and (ii) the relationship between such Person and the Trust is at arm's length, all within the meaning of Treasury regulation section 1.856-4(b)(5); or (b) any other Person upon receipt by the Trustee of an Opinion of Counsel, which shall be at no expense to the Trustee or the Trust, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

          "INITIAL LTV CO-OP BASIS" shall mean, with respect to any Co-op Mortgage Loan, the related loan-to-value ratio specified on EXHIBIT B-5 hereto.

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          "INITIAL POOL BALANCE" shall mean the aggregate Cut-off Date Principal
Balance of all the Original Mortgage Loans.

          "INITIAL RESOLUTION PERIOD" shall have the meaning assigned thereto in
SECTION 2.03(b).

          "INSTITUTIONAL ACCREDITED INVESTOR" or "IAI" shall mean an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

          "INSURANCE POLICY" shall mean, with respect to any Mortgage Loan or REO Property, any hazard insurance policy, flood insurance policy, title insurance policy, earthquake insurance policy, Environmental Insurance Policy, business interruption insurance policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan (or the related Mortgaged Property) or such REO Property, as the case may be.

          "INSURANCE PROCEEDS" shall mean proceeds paid under any Insurance Policy, to the extent such proceeds actually received by the Trust or a Master Servicer or Special Servicer on its behalf are not applied to the restoration of the related Mortgaged Property or REO Property or released to the related Borrower or any other third-party in accordance with applicable law and/or the terms and conditions of the related Mortgage Loan Documents or any other applicable document.

          "INSURED ENVIRONMENTAL EVENT" shall have the meaning assigned thereto in SECTION 3.07(c).

          "INTEREST ACCRUAL AMOUNT" shall have:

          (a) with respect to the Loan REMIC Regular Interest, for any Interest Accrual Period, the meaning assigned thereto in SECTION 2.10(g);

          (b) with respect to any REMIC I Regular Interest, for any Interest Accrual Period, the meaning assigned thereto in SECTION 2.12(g);

          (c) with respect to any REMIC II Regular Interest, for any Interest Accrual Period, the meaning assigned thereto in SECTION 2.14(g);

          (d) with respect to any Group A-SP REMIC III Regular Interest or Group A-X REMIC III Regular Interest, for any Interest Accrual Period, the meaning assigned thereto in SECTION 2.16(g); and

          (e) with respect to any Class of REMIC III Regular Interest Certificates, for any Interest Accrual Period, the meaning assigned thereto in SECTION 2.16(g).

          "INTEREST ACCRUAL BASIS" shall mean the basis on which interest accrues in respect of any Mortgage Loan, the Loan REMIC Regular Interest, any REMIC I Regular Interest, any REMIC II Regular Interest, any Group A-SP REMIC III Regular Interest, any Group A-X REMIC III Regular Interest or any Class of REMIC III Regular Interest Certificates, consisting of one of the following: (i) a 30/360 Basis; or (ii) an Actual/360 Basis.

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          "INTEREST ACCRUAL PERIOD" shall mean, with respect to the Loan REMIC
Regular Interest, any REMIC I Regular Interest, any REMIC II Regular Interest, any Group A-SP REMIC III Regular Interest, any Group A-X REMIC III Regular Interest or any Class of REMIC III Regular Interest Certificates, for any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

          "INTEREST DISTRIBUTION AMOUNT" shall mean, with respect to the Loan REMIC Regular Interest, any REMIC I Regular Interest, any REMIC II Regular Interest, any Group A-SP REMIC III Regular Interest, any Group A-X REMIC III Regular Interest or any Class of REMIC III Regular Interest Certificates, for any Distribution Date, the sum of the related Current Interest Distribution Amount and the related Carryforward Interest Distribution Amount for such Distribution Date.

          "INTEREST ONLY CERTIFICATES" shall mean, collectively, the Class A-X, Class A-Y and Class A-SP Certificates.

          "INTEREST RESERVE ACCOUNT" shall mean, subject to SECTION 3.04(f), the segregated account created and maintained by the Trustee, pursuant to SECTION 3.04(c), in trust for the Certificateholders, which shall be entitled "[name of Trustee], as Trustee, in trust for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Interest Reserve Account".

          "INTEREST RESERVE AMOUNT" shall mean, with respect to each Interest Reserve Loan and each Distribution Date that occurs during the month of February of 2003 and each year thereafter and during the month of January of 2003 and each year thereafter that is not a leap year, an amount equal to one-day's interest at the related Net Mortgage Rate (or, in the case of an Interest Reserve Loan that is, has replaced or relates to a Specially Designated Co-op Mortgage Loan, at an annual rate equal to the related Net Mortgage Rate minus the related Class A-Y Strip Rate) on the Stated Principal Balance of such Interest Reserve Loan as of the Due Date in the month in which such Distribution Date occurs (but prior to the application of any amounts due on such Due Date), to the extent that a Monthly Payment is received in respect thereof for such Due Date on or before the related Master Servicer Remittance Date or a P&I Advance is made in respect thereof for such Due Date on the related P&I Advance Date.

          "INTEREST RESERVE LOAN" shall mean any Actual/360 Mortgage Loan (or successor REO Loan).

          "INTERESTED PERSON" shall mean any party hereto, any Mortgage Loan Seller, any Certificateholder, or any Affiliate of any such Person.

          "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended.

          "IRS" shall mean the Internal Revenue Service or any successor.

          "ISSUE PRICE" shall mean, with respect to each Class of Certificates, the "issue price" as defined in the Code and Treasury regulations promulgated thereunder.

          "KEYBANK" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "KEYBANK MORTGAGE LOAN" shall mean any Mortgage Loan that is either an Original KeyBank Mortgage Loan or a Replacement Mortgage Loan that was delivered under the KeyBank Mortgage Loan Purchase Agreement in substitution for an Original KeyBank Mortgage Loan.

          "KEYBANK MORTGAGE LOAN PURCHASE AGREEMENT" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "KRECM" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "LATE COLLECTIONS" shall mean: (a) with respect to any Mortgage Loan, all amounts received by or on behalf of the Trust thereon during any Collection Period, whether as payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise, which represent late collections of the principal and/or interest portions of a Monthly Payment (other than a Balloon Payment) or an Assumed Monthly Payment in respect of such Mortgage Loan due or deemed due on a Due Date in a previous Collection Period or on a Due Date during or prior to May 2002, and not previously recovered; and (b) with respect to any REO Loan, all amounts received by or on behalf of the Trust in connection with the related REO Property during any Collection Period, whether as Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of the principal and/or interest portions of a Monthly Payment (other than a Balloon Payment) or an Assumed Monthly Payment in respect of the predecessor Mortgage Loan or late collections of the principal and/or interest portions of an Assumed Monthly Payment in respect of such REO Loan due or deemed due on a Due Date in a previous Collection Period, and not previously recovered. Late Collections do not include Default Charges.

          "LATEST POSSIBLE MATURITY DATE" shall mean, with respect to the Loan REMIC Regular Interest, any REMIC I Regular Interest, any REMIC II Regular Interest, any Group A-SP REMIC III Regular Interest, any Group A-X REMIC III Regular Interest or any Class of REMIC III Regular Interest Certificates, the date designated as the "latest possible maturity date" thereof solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii).

          "LETTER OF CREDIT" shall mean, with respect to any Mortgage Loan, any third-party letter of credit delivered by or at the direction of the Borrower pursuant to the terms of such Mortgage Loan in lieu of the establishment of, or deposit otherwise required to be made into, a Reserve Fund. "Letter of Credit" shall not include the Paradise Island Letter of Credit.

          "LIQUIDATION EVENT" shall mean: (a) with respect to any Mortgage Loan, any of the following events--(i) such Mortgage Loan is paid in full, (ii) a Final Recovery Determination is made with respect to such Mortgage Loan, (iii) such Mortgage Loan is repurchased or replaced by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement or purchased or replaced by the Column Performance Guarantor pursuant to the Column Performance Guarantee, the NCBCC Performance Guarantor pursuant to the NCBCC Performance Guarantee or the NCBSFB Performance Guarantor pursuant to the NCBFSB Performance Guarantee, in each case as contemplated by SECTION 2.03, (iv) such Mortgage Loan is purchased by the applicable Special Servicer, the Majority Controlling Class Certificateholder(s) or any assignee of either of them pursuant to SECTION 3.18,
(v) such Mortgage Loan is purchased by a Master Servicer, a Special Servicer and/or any Controlling Class Certificateholder(s) pursuant to SECTION 3.18 or
SECTION 9.01 or (vi) such Mortgage Loan is acquired by the Sole Certificateholder(s) in exchange for all of the Certificates pursuant to
SECTION 9.01; and (b) with
respect to any REO Property (and the related REO Loan), any of the following events--(i) a Final Recovery Determination is made with respect to such REO Property, (ii) such REO Property is purchased by a Master Servicer, a Special Servicer or any Controlling Class Certificateholder(s) pursuant to SECTION 9.01 or (iii) such REO Property is acquired by the Sole Certificateholder(s) in exchange for all of the Certificates pursuant to SECTION 9.01.

          "LIQUIDATION EXPENSES" shall mean all customary, reasonable and necessary "out-of-pocket" costs and expenses due and owing (but not otherwise covered by Servicing Advances) in connection with the liquidation of any Specially Serviced Mortgage Loan or REO Property pursuant to SECTION 3.09 or
3.18 (including legal fees and expenses, committee or referee fees and, if applicable, brokerage commissions and conveyance taxes).

          "LIQUIDATION FEE" shall mean the fee designated as such in, and payable to the applicable Special Servicer in connection with certain Liquidation Events relating to a Specially Serviced Mortgage Loan or REO Property pursuant to, the third paragraph of SECTION 3.11(c).

          "LIQUIDATION FEE RATE" shall mean, with respect to each Specially Serviced Mortgage Loan or REO Property as to which a Liquidation Fee is payable, 1.0%.

          "LIQUIDATION PROCEEDS" shall mean all cash amounts (other than Insurance Proceeds, Condemnation Proceeds and REO Revenues) actually received by the Trust in connection with: (i) the liquidation of a Mortgaged Property or other collateral constituting security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Borrower in accordance with applicable law and/or the terms and conditions of the related Mortgage Note and Mortgage; (ii) the realization upon any deficiency judgment obtained against a Borrower; (iii) the purchase of a Specially Designated Defaulted Mortgage Loan by the applicable Special Servicer, the Majority Controlling Class Certificateholder(s) or any assignee of either of them pursuant to SECTION 3.18;
(iv) the repurchase or replacement of a Mortgage Loan by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement; (v) the purchase or replacement of a Mortgage Loan by the Column Performance Guarantor pursuant to the Column Performance Guarantee, by the NCBCC Performance Guarantor pursuant to the NCBCC Performance Guarantee or by the NCBFSB Performance Guarantor pursuant to the NCBFSB Performance Guarantee; (vi) the purchase of a Mortgage Loan or REO Property by a Master Servicer, a Special Servicer and/or any Controlling Class Certificateholder(s) pursuant to SECTION 9.01; (vii) the acquisition of any Mortgage Loan or REO Property by the Sole Certificateholder(s) in exchange for all the Certificates pursuant to SECTION 9.01; (viii) a draw on the Paradise Island Letter of Credit; or (ix) a withdrawal from the Paradise Island Reserve Fund.

          "LOAN REMIC" shall mean the segregated pool of assets designated as such in SECTION 2.10(a).

          "LOAN REMIC REGULAR INTEREST" shall mean the separate non-certificated beneficial ownership interest in the Loan REMIC issued hereunder and designated as a "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in the Loan REMIC. The Loan REMIC Regular Interest has the designation and terms provided for in SECTION 2.10.

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          "LOAN REMIC REMITTANCE RATE" shall mean the per annum rate at which interest accrues in respect of the Loan REMIC Regular Interest during any Interest Accrual Period, as set forth in or otherwise calculated in accordance with SECTION 2.10(f).

          "LOAN REMIC RESIDUAL INTEREST" shall mean the sole uncertificated "residual interest" (within the meaning of 860G(a)(2) of the Code) in the Loan REMIC issued pursuant to this Agreement.

          "LOC CASH RESERVE" shall have the meaning assigned thereto in the definition of "Mortgage File".

          "LOSS REIMBURSEMENT AMOUNT" shall mean:

          (a) with respect to the Loan REMIC Regular Interest, for any Distribution Date, the total amount of all Unfunded Principal Balance Reductions, if any, incurred by (but not reimbursed to) REMIC I with respect to the Loan REMIC Regular Interest on all prior Distribution Dates, if any;

          (b) with respect to any REMIC I Regular Interest, for any Distribution Date, the total amount of all Unfunded Principal Balance Reductions, if any, incurred by (but not reimbursed to) REMIC II with respect to such REMIC I Regular Interest on all prior Distribution Dates, if any;

          (c) with respect to any REMIC II Regular Interest, for any Distribution Date, the total amount of all Unfunded Principal Balance Reductions, if any, incurred by (but not reimbursed to) REMIC III with respect to such REMIC II Regular Interest on all prior Distribution Dates, if any; and

          (d) with respect to any Class of Principal Balance Certificates, for any Distribution Date, the total amount of all Unfunded Principal Balance Reductions, if any, incurred by (but not reimbursed to) the Holders of such Class of Certificates on all prior Distribution Dates, if any.

          "LTV CO-OP BASIS" shall mean, as of any date for any Co-op Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Stated Principal Balance of such Co-op Mortgage Loan on such date, and the denominator of which is the Appraised Value of the related Mortgaged Property.

          "MAJORITY CONTROLLING CLASS CERTIFICATEHOLDER(S)" shall mean, as of any date of determination, any single Holder or group of Holders of Certificates representing a majority of the Voting Rights allocated to the Class of Principal Balance Certificates that constitutes, or the Classes of Principal Balance Certificates that constitute, the Controlling Class as of such date of determination.

          "MASTER SERVICER" shall mean: (a) with respect to any Mortgage Loan (other than a Co-op Mortgage Loan), any REO Property acquired by the Trust with respect to a Mortgage Loan (other than a Co-op Mortgage Loan) and any matters relating to the foregoing, the General Master Servicer; and (b) with respect to any Co-op Mortgage Loan, any REO Property acquired by the Trust with respect to a Co-op Mortgage Loan and any matters relating to the foregoing, the Co-op Master Servicer.

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          "MASTER SERVICER REMITTANCE AMOUNT" shall mean, with respect to either
Master Servicer for any Master Servicer Remittance Date, an amount equal to (a) all amounts on deposit in such Master Servicer's Collection Account as of 11:00 a.m., New York City time, on such Master Servicer Remittance Date, net of
(b) any portion of the amounts described in CLAUSE (a) of this definition that represents one or more of the following: (i) collected Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any payments of principal (including Principal Prepayments) and interest (including Post-ARD Additional Interest), Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received by or on behalf of the Trust after the end of the related Collection Period, (iii) any Prepayment Premiums and/or Yield
Maintenance Charges received by or on behalf of the Trust after the end of the related Collection Period, (iv) any Excess Liquidation Proceeds, (v) any amounts payable or reimbursable to any Person from such Collection Account pursuant to CLAUSES (ii) through (xvii) of SECTION 3.05(a), and (vi) any amounts deposited in such Collection Account in error; PROVIDED that the Master Servicer
Remittance Amount with respect to each Master Servicer for the Master Servicer Remittance Date that occurs in the same calendar month as the anticipated Final Distribution Date shall be calculated without regard to CLAUSES (b)(i), (b)(ii),
(b)(iii) and (b)(iv) of this definition.

          "MASTER SERVICER REMITTANCE DATE" shall mean the Business Day preceding each Distribution Date.

          "MASTER SERVICING FEE" shall mean, with respect to each Mortgage Loan and REO Loan, the fee designated as such and payable to the applicable Master Servicer pursuant to SECTION 3.11(a).

          "MASTER SERVICING FEE RATE" shall mean, with respect to each Mortgage Loan and any successor REO Loan, the rate per annum specified with respect to such Mortgage Loan under the heading ["Servicing and Trustee Fees"] in the Mortgage Loan Schedule, minus the Trustee Fee Rate.

          "MATERIAL BREACH" shall mean any Breach that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders, or any of them, in or with respect to such Mortgage Loan, including a material and adverse effect on any of the payments payable with respect to any of the Certificates or the value of any of the Certificates. In determining whether a Breach materially and adversely affects the value of a Mortgage Loan or the interests of the Certificateholders, or any of them, in such Mortgage Loan, the extent to which such Breach adversely affects the value of the related Mortgaged Property, if at all, is a factor to be considered.

          "MATERIAL DOCUMENT DEFECT" shall mean any Document Defect that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders, or any of them, in or with respect to such Mortgage Loan, including a material and adverse effect on any of the payments payable with respect to any of the Certificates or the value of any of the Certificates; PROVIDED, HOWEVER, that, except as set forth in the next sentence, no Document Defect will be considered to be a Material Document Defect prior to the first anniversary of the Closing Date, unless the document with respect to which the subject Document Defect exists is required in connection with an imminent enforcement of the lender's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Borrower or third party with respect to the related Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the related Mortgage Loan or for any immediate servicing obligation. Without limiting the generality of the foregoing, it is agreed by all

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parties that the absence of a Specially Designated Mortgage Loan Document shall be a Material Document Defect.

          "MODIFIED MORTGAGE LOAN" shall mean any Mortgage Loan as to which any Servicing Transfer Event has occurred and which has been modified by the applicable Special Servicer pursuant to SECTION 3.20 in a manner that:

          (a) materially affects the amount or timing of any payment of principal or interest due thereon (other than, or in addition to, bringing Monthly Payments current with respect to such Mortgage Loan);

          (b) except as expressly contemplated by the related Mortgage Loan Documents, results in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount, or the delivery of substitute real property collateral with a fair market value (as is), that is not less than the fair market value (as is) of the property to be released, as determined by an Appraisal delivered to the applicable Special Servicer (at the expense of the related Borrower and upon which the applicable Special Servicer may conclusively rely); or

          (c) in the reasonable judgment of the applicable Special Servicer, otherwise materially impairs the security for such Mortgage Loan or materially reduces the likelihood of timely payment of amounts due thereon.

          "MONTHLY PAYMENT" shall mean, with respect to any Mortgage Loan as of any Due Date, the scheduled monthly payment (or, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, the minimum required monthly payment) of principal and/or interest on such Mortgage Loan, including any Balloon Payment, that is actually payable by the related Borrower from time to time under the terms of the related Mortgage Note (as such terms may be changed or modified in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the applicable Master Servicer or the applicable Special Servicer pursuant to SECTION 3.20); PROVIDED that the Monthly Payment due in respect of any ARD Mortgage Loan after its Anticipated Repayment Date shall not include Post-ARD Additional Interest.

          "MOODY'S" shall mean Moody's Investors Service, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Moody's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the other parties hereto, and specific ratings of Moody's Investors Service, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated. References herein to "applicable rating category" (other than such references to "highest applicable rating category") shall, in the case of Moody's, be deemed to refer to such applicable rating category of Moody's, without regard to any plus or minus or other comparable rating qualification.

          "MORTGAGE" shall mean, with respect to any Mortgage Loan, separately and collectively, as the context may require, each mortgage, deed of trust, deed to secure debt or similar document that secures the related Mortgage Note and creates a lien on the related Mortgaged Property.

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          "MORTGAGE FILE" shall mean, with respect to any Mortgage Loan, subject to SECTIONS 1.04 and 2.01, the following documents on a collective basis:

          (i) the original executed Mortgage Note, endorsed (either on the face thereof or pursuant to a separate allonge) "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, without recourse" or in blank, and further showing a complete, unbroken chain of endorsement from the originator (if such originator is other than the related Mortgage Loan Seller); or alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note;

          (ii) an original or a copy of the Mortgage and of any intervening assignments thereof that precede the assignment referred to in CLAUSE (iv) of this definition, in each case (unless the particular item has been delivered to, but not been returned from, the applicable recording office) with evidence of recording indicated thereon or certified as to recording by the applicable recording office;

          (iii) an original or a copy of the related Assignment of Leases (if such item is a document separate from the Mortgage) and of any intervening assignments thereof that precede the assignment referred to in CLAUSE (v) of this definition, in each case (unless the particular item has been delivered to, but not been returned from, the applicable recording office) with evidence of recording indicated thereon or certified as to recording by the applicable recording office;

          (iv) an original executed assignment of the Mortgage, in favor of Wells Fargo, as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, in recordable form (except for any missing recording information with respect to such Mortgage);

          (v) an original executed assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in favor of Wells Fargo, as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, in recordable form (except for any missing recording information with respect to such Assignment of Leases);

          (vi) originals or copies of any written assumption, modification, assurance and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage Loan has been assumed, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon or certified as to recording by the applicable recording office if the instrument being modified or assumed is a recordable document;

          (vii) the original or a copy of the policy of lender's title insurance (or, if such policy has not yet been issued, a "marked-up" PRO FORMA title policy or commitment for title insurance, marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter);

          (viii) filed copies of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the related Mortgage Loan Seller had or gains possession of such UCC Financing Statements) and, in connection with such UCC Financing Statements, an original UCC Financing Statement Amendment, as appropriate, in form suitable for filing, in favor of Wells Fargo, as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2;

          (ix) the original or a copy of any environmental indemnity agreement and any Environmental Insurance Policy relating solely to such Mortgage Loan;

          (x) the original or a copy of any power of attorney, guaranty, loan agreement, cash management agreement, Ground Lease and/or Ground Lease estoppels relating to such Mortgage Loan;

          (xi) any original documents (including any security agreement(s) and any Letter(s) of Credit) relating to, evidencing or constituting Additional Collateral and, if applicable, the originals or copies of any intervening assignments thereof;

          (xii) the original or a copy of any intercreditor agreement, co-lender agreement or similar agreement relating to such Mortgage Loan; and

          (xiii) if the related Mortgaged Property is a hospitality property, any franchise agreement and any franchisor comfort letter;

PROVIDED that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or by a Custodian on its behalf such term shall be deemed not to include such documents and instruments required to be included therein unless they are actually so received; and PROVIDED, FURTHER, that the Mortgage File for any Mortgage Loan need not include any Letter of Credit referred to in ITEM (xi) of this definition if, in lieu thereof, the related Mortgage Loan Seller has, on behalf of the related Borrower, either (i) delivered to the Trustee a substitute letter of credit, in the same amount and with the same draw conditions and renewal rights as, and otherwise substantially similar to, that Letter of Credit and issued by an obligor that meets any criteria in the related Mortgage Loan Documents applicable to the issuer of that Letter of Credit or (ii) delivered to the applicable Master Servicer a cash reserve in an amount equal to the amount of that Letter of Credit (the "LOC CASH RESERVE"), which substitute letter of credit can be drawn on, or which cash reserve can be applied to cover, the same items as that Letter of Credit was intended to cover.

          "MORTGAGE LOAN" shall mean each of the Original Mortgage Loans and Replacement Mortgage Loans that are from time to time held in the Trust Fund, including any such mortgage loan

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that has been wholly or partially defeased. As used herein, the term "Mortgage
Loan" includes the related Mortgage Loan Documents.

          "MORTGAGE LOAN DOCUMENTS" shall mean, with respect to any Mortgage Loan, the documents included or required to be included, as the context may require, in the related Mortgage File and Servicing File.

          "MORTGAGE LOAN PURCHASE AGREEMENT" shall mean any of the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the NCB Mortgage Loan Purchase Agreement, the NCBCC Mortgage Loan Purchase Agreement and the NCBFSB Mortgage Loan Purchase Agreement.

          "MORTGAGE LOAN SCHEDULE" shall mean, collectively, the five schedules of Mortgage Loans attached hereto as EXHIBIT B-1A, EXHIBIT B-1B, EXHIBIT B-1C, EXHIBIT B-1D and EXHIBIT B-1E, respectively, as any such schedule may be amended from time to time in accordance with this Agreement. Such schedules shall set forth the following information with respect to each Mortgage Loan:

          (i) the Mortgage Loan number and the Prospectus Loan Identification number as provided in the Prospectus;

          (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

          (iii) the (A) original principal balance and (B) Cut-off Date Principal Balance;

          (iv) the amount of the Monthly Payment due on the first Due Date following the Closing Date (and, if a Mortgage Loan currently requires only payments of interest but begins to amortize prior to maturity, on the first Due Date after amortization begins);

          (v)     the Mortgage Rate as of the Closing Date;

          (vi)    the original and remaining term to stated maturity;

          (vii) in the case of a Balloon Mortgage Loan, the original and remaining amortization term;

          (viii) whether such Mortgage Loan is a Cross-Collateralized Mortgage Loan and, if so, an identification of the Mortgage Loans with which such Mortgage Loan is cross-collateralized;

          (ix)    whether such Mortgage Loan is a Co-op Mortgage Loan;

          (ix)    the Anticipated Repayment Date for each ARD Mortgage Loan;

          (x) whether such Mortgage Loan provides for defeasance and if so, the period during which defeasance may occur;

          (xi) whether the Mortgage Loan is secured by a fee simple interest in the Mortgaged Property; by the Borrower's leasehold interest, and a fee simple interest, in the Mortgaged Property; or solely by a leasehold interest in the Mortgaged Property;

          (xii)   the name of the Mortgage Loan Seller;

          (xiii)  the name of the originator;

          (xiv)   the Interest Accrual Basis;

          (xv)    the Administrative Fee Rate;

          (xvi) the number of grace days before such Mortgage Loan requires a late payment charge in connection with a delinquent Monthly Payment;

          (xvii)  the amount of Reserve Funds and Escrow Payments;

          (xviii) whether there exists (and, if so, the amount of) any letter of credit that constitutes Additional Collateral;

          (xix) whether repayment of such Mortgage Loan is guaranteed by a guarantor; and

          (xx) whether the related Mortgaged Property is, as of the Cut-off Date, operated as a hospitality property.

          "MORTGAGE LOAN SELLERS" shall mean, collectively, Column, KeyBank, NCB, NCBCC and NCBFSB.

          "MORTGAGE LOANS DELINQUENT REPORT" shall mean the report in the form of and containing the information provided for in EXHIBIT E-5 attached hereto.

          "MORTGAGE NOTE" shall mean the original executed note evidencing the indebtedness of a Borrower under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

          "MORTGAGE POOL" shall mean all of the Mortgage Loans and any successor REO Loans, collectively, as of any particular date of determination.

          "MORTGAGE RATE" shall mean, with respect to any Mortgage Loan (and any successor REO Loan), the annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time in accordance with the related Mortgage Note and applicable law, as such rate may be modified in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or by the applicable Master Servicer or the applicable Special Servicer in accordance with SECTION 3.20. In the case of each of the ARD Mortgage Loans, the related Mortgage Rate will be subject to increase in accordance with the related Mortgage Note if the particular Mortgage Loan is not paid in full by its Anticipated Repayment Date.

          "MORTGAGED PROPERTY" shall mean, individually and collectively, as the context may require, each real property (together with all improvements and fixtures thereon) subject to the lien of a

Mortgage and constituting collateral for a Mortgage Loan. With respect to any Cross-Collateralized Mortgage Loan, if and when the context may require, "Mortgaged Property" shall mean, collectively, all the mortgaged real properties (together with all improvements and fixtures thereon) securing the relevant Cross-Collateralized Group.

          "MORTGAGEE" shall mean the holder of legal title to any Mortgage Loan, together with any third parties through which such holder takes actions with respect to such Mortgage Loan.

          "NCB" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "NCB MORTGAGE LOAN" shall mean any Mortgage Loan that is either an Original NCB Mortgage Loan or a Replacement Mortgage Loan that was delivered under the NCB Mortgage Loan Purchase Agreement in substitution for an Original NCB Mortgage Loan.

          "NCB MORTGAGE LOAN PURCHASE AGREEMENT" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "NCBFSB SUBORDINATE DEBT CONDITIONS" shall mean, with respect to a Borrower encumbering a Mortgaged Property relating to a Co-op Mortgage Loan with a subordinate mortgage, the following conditions: (i) each of the loans, or the sole loan, to be secured by each such subordinate mortgage is made by NCBFSB or any Affiliate thereof (ii) each such subordinate mortgage is expressly subject and subordinate to the lien of the Mortgage encumbering the Mortgaged Property in question, (iii) each such subordinate mortgage is expressly made in compliance with the underwriting standards which NCBFSB customarily employs in connection with making subordinate mortgages for its own mortgage loan portfolio, (iv) as of the date of the closing of the subordinate mortgage loan in question, the New Loan-to-Value Ratio (as defined below) does not exceed the lesser of (A) 40% and (B) the sum of 15% plus the Initial LTV Co-op Basis for the related Co-op Mortgage Loan, (v) NCBFSB or any Affiliate thereof that originates the subordinate mortgage loan, executes and delivers to the Trustee a subordination agreement with respect to such subordinate mortgage in substantially the form of EXHIBIT M hereto (PROVIDED that the Trustee shall have no responsibility for determining the sufficiency or validity thereof), (vi) if the subordinate mortgage loan will not be a fully amortizing loan, the stated maturity date of the subordinate mortgage loan shall be no earlier than the maturity date of the related Co-op Mortgage Loan, (vii) the subordinate mortgage loan shall have interest payable on a current basis, with no deferral, (viii) the subordinate mortgage loan is made principally for the purpose of funding capital expenditures, major repairs or reserves at or with respect to the Mortgaged Property in question and (ix) the aggregate amount of subordinate debt encumbering the Mortgaged Property in question does not exceed $3,500,000. For purposes of this definition, and notwithstanding anything herein to the contrary: "MORTGAGE DEBT" shall mean the sum of (x) the aggregate outstanding principal balance of all loans secured by one or more mortgages then encumbering the Mortgaged Property in question (including the related Co-op Mortgage Loan and any then existing subordinate mortgage loans) and (y) the principal amount of the proposed new subordinate mortgage loan; "NEW LOAN-TO-VALUE RATIO" shall mean, as of any date for any Co-op Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Mortgage Debt for the related Mortgaged Property on such date, and the denominator of which is the Appraised Value of the related Mortgaged Property; and "APPRAISAL" shall mean an MAI appraisal of the applicable Mortgaged Property made, in conformance with NCBFSB's customary underwriting requirements, not more than one year prior to the origination date of the related Co-op Mortgage Loan and reviewed by the Co-op Master Servicer.

          "NCBCC" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "NCBCC MORTGAGE LOAN" shall mean any Mortgage Loan that is either an Original NCBCC Mortgage Loan or a Replacement Mortgage Loan that was delivered under the NCBCC Mortgage Loan Purchase Agreement or the NCBCC Performance Guarantee in substitution for an Original NCBCC Mortgage Loan.

          "NCBCC MORTGAGE LOAN PURCHASE AGREEMENT" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "NCBCC PERFORMANCE GUARANTEE" shall mean the Guarantee dated as of May 2, 2002, from the NCBCC Performance Guarantor in favor of the Trustee, relating to the obligations of NCBCC under Section 5 of the NCBCC Mortgage Loan Purchase Agreement.

          "NCBCC PERFORMANCE GUARANTOR" shall mean NCB or any successor guarantor under the NCBCC Performance Guarantee.

          "NCBFSB" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "NCBFSB MORTGAGE LOAN" shall mean any Mortgage Loan that is either an Original NCBFSB Mortgage Loan or a Replacement Mortgage Loan that was delivered under the NCBFSB Mortgage Loan Purchase Agreement or the NCBSFB Performance Guarantee in substitution for an Original NCBFSB Mortgage Loan.

          "NCBFSB MORTGAGE LOAN PURCHASE AGREEMENT" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "NCBFSB PERFORMANCE GUARANTEE" shall mean the Guarantee dated as of May 2, 2002, from the NCBFSB Performance Guarantor in favor of the Trustee, relating to the obligations of NCBFSB under Section 5 of the NCBFSB Mortgage Loan Purchase Agreement.

          "NCBFSB PERFORMANCE GUARANTOR" shall mean NCB or any successor guarantor under the NCBFSB Performance Guarantee.

          "NET AGGREGATE PREPAYMENT INTEREST SHORTFALL" shall mean, with respect to any Distribution Date, the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of Principal Prepayments, Insurance Proceeds and Condemnation Proceeds on the Mortgage Loans during the related Collection Period, exceeds (b) the aggregate amount of the Compensating Interest Payments remitted by the Master Servicers pursuant to SECTION 3.19(a) on the Master Servicer Remittance Date related to such Distribution Date.

          "NET ASSUMPTION APPLICATION FEE" shall have the meaning assigned thereto in SECTION 3.08.

          "NET ASSUMPTION FEE" shall have the meaning assigned thereto in
SECTION 3.08.

          "NET DEFAULT CHARGES" shall mean, with respect to any Mortgage Loan or REO Loan, the Default Charges referred to in CLAUSE SEVENTH of SECTION 3.26(a), which are payable to the applicable Master Servicer as Additional Master Servicing Compensation or the applicable Special Servicer as Additional Special Servicing Compensation.

          "NET INVESTMENT EARNINGS" shall mean, with respect to any Account for any Collection Period, the amount, if any, by which the aggregate of all interest and other income realized during such Collection Period in connection with the investment of funds held in such Account for the benefit of a Master Servicer, a Special Servicer, the Trustee or Column, as applicable, in accordance with SECTION 3.06, exceeds the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of such funds for the benefit of such Master Servicer, such Special Servicer, the Trustee or Column, as applicable, in accordance with SECTION 3.06 (other than losses of what would otherwise have constituted interest or other income earned on such funds).

          "NET INVESTMENT LOSS" shall mean, with respect to any Account for any Collection Period, the amount by which the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of funds held in such Account for the benefit of a Master Servicer, a Special Servicer, the Trustee or Column, as applicable, in accordance with SECTION 3.06 (other than losses of what would otherwise have constituted interest or other income earned on such funds), exceeds the aggregate of all interest and other income realized during such Collection Period in connection with the investment of such funds for the benefit of such Master Servicer, such Special Servicer, the Trustee or Column, as applicable, in accordance with SECTION 3.06; PROVIDED that, in the case of any Account and any particular investment of funds in such Account, Net Investment Loss shall not include any loss with respect to such investment which is incurred solely as a result of the insolvency of the federal or state chartered depositary institution or trust company that holds such Account, so long as such depositary institution or trust company (i) satisfied the qualifications set forth in the definition of "Eligible Account" both at the time such investment was made and also as of a date not more than 30 days prior to the date of such loss and (ii) was not the party benefiting from the investment of funds in such Account or any Affiliate of such party.

          "NET LIQUIDATION PROCEEDS" shall mean the excess, if any, of all Liquidation Proceeds actually received by the Trust with respect to any Specially Serviced Mortgage Loan or REO Property, over the amount of all Liquidation Expenses incurred with respect thereto and all related Servicing Advances reimbursable therefrom.

          "NET MORTGAGE RATE" shall mean, with respect to any Mortgage Loan (or successor REO Loan), the rate per annum equal to (a) the related Mortgage Rate minus (b) the related Administrative Fee Rate and, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, the related Post-ARD Additional Interest Rate.

          "NEW LEASE" shall mean any lease of an REO Property entered into at the direction of the applicable Special Servicer, including any lease renewed, modified or extended on behalf of the Certificateholders, if the applicable Special Servicer has the right to renegotiate the terms of such lease.

          "NONRECOVERABLE ADVANCE" shall mean any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.

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          "NONRECOVERABLE P&I ADVANCE" shall mean, as evidenced by the Officer's
Certificate and supporting documentation contemplated by SECTION 4.03(c), any P&I Advance previously made or to be made in respect of any Mortgage Loan or any REO Loan that, as determined by the applicable Master Servicer or, if applicable, the Trustee or any Fiscal Agent, in its reasonable judgment, based on at least an Appraisal conducted within the twelve months preceding any such determination, will not be ultimately recoverable from late payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan.

          "NONRECOVERABLE SERVICING ADVANCE" shall mean, as evidenced by the Officer's Certificate and supporting documentation contemplated by
SECTION 3.11(h), any Servicing Advance previously made or to be made in respect of a Mortgage Loan or REO Property that, as determined by the applicable Master Servicer, the applicable Special Servicer or, if applicable, the Trustee or any Fiscal Agent, in its reasonable judgment, based on at least an Appraisal conducted within the twelve months preceding any such determination, will not be ultimately recoverable from late payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan or REO Property.

          "NON-REGISTERED CERTIFICATE" shall mean any Certificate that has not been subject to registration under the Securities Act. As of the Closing Date, the Class A-SP, Class A-X, Class A-Y, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V Certificates will constitute Non-Registered Certificates.

          "NON-UNITED STATES TAX PERSON" shall mean any Person other than a United States Tax Person.

          "OFFICER'S CERTIFICATE" shall mean a certificate signed by a Servicing Officer of a Master Servicer or a Special Servicer or a Responsible Officer of the Trustee or any Fiscal Agent, as the case may be.

          "OPINION OF COUNSEL" shall mean a written opinion of counsel (which counsel, in the case of any such opinion relating to the taxation of the Trust Fund or any portion thereof or the status of any REMIC Pool as a REMIC or the status of either Grantor Trust Pool as a Grantor Trust for taxation purposes, shall be Independent of the Depositor, each Mortgage Loan Seller, each Master Servicer, each Special Servicer, the Trustee and any Fiscal Agent, but which may act as counsel to such Person) acceptable to and delivered to the addressee(s) thereof and which Opinion of Counsel, except as provided herein, shall not be at the expense of the Trustee.

          "OPTION PERIOD" shall have the meaning assigned thereto in
SECTION 3.18(c).

          "OPTION PRICE" shall have the meaning assigned thereto in
SECTION 3.18(c).

          "ORIGINAL COLUMN MORTGAGE LOANS" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "ORIGINAL KEYBANK MORTGAGE LOANS" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

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          "ORIGINAL MORTGAGE LOANS" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "ORIGINAL NCB MORTGAGE LOANS" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "ORIGINAL NCBCC MORTGAGE LOANS" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "ORIGINAL NCBFSB MORTGAGE LOANS" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "OTS" shall mean the Office of Thrift Supervision or any successor thereto.

          "OWNERSHIP INTEREST" shall mean, in the case of any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          "P&I ADVANCE" shall mean, with respect to any Mortgage Loan or REO Loan, any advance made by the applicable Master Servicer, the Trustee or any Fiscal Agent pursuant to SECTION 4.03.

          "P&I ADVANCE DATE" shall mean the Business Day preceding each Distribution Date.

          "PARADISE ISLAND LETTER OF CREDIT" shall mean a letter of credit in the original amount of $3,500,000 issued by the Paradise Island Letter of Credit Provider.

          "PARADISE ISLAND LETTER OF CREDIT PROVIDER" shall mean Credit Suisse First Boston, New York Branch.

          "PARADISE ISLAND MORTGAGE LOAN" shall mean the Mortgage Loan secured by a Mortgage on the Paradise Island Property.

          "PARADISE ISLAND PROPERTY" shall mean the Mortgaged Property identified on the Mortgage Loan Schedule as "Paradise Island Apartments".

          "PARADISE ISLAND RESERVE FUND" shall mean the "outside reserve fund" (within the meaning of Treasury regulation section 1.860G-2(h)) designated as such pursuant to SECTION 2.17(c) of this Agreement. The Paradise Island Reserve Fund will be part of the Trust Fund but not part of any REMIC Pool or Grantor Trust Pool.

          "PARADISE ISLAND SPECIAL ACCOUNT" shall mean the segregated account created and maintained by the General Master Servicer, if necessary, pursuant to
SECTION 3.19(i), in trust for the Certificateholders and Column, as their interests may appear, which shall be entitled "[name of subject Master Servicer], as a Master Servicer, in trust for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2 and Column Financial Inc., as their interests may appear, Paradise Island Special Account".

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          "PASS-THROUGH RATE" shall mean the per annum rate at which interest accrues in respect of any Class of REMIC III Regular Interest Certificates during any Interest Accrual Period, as set forth in or otherwise calculated in accordance with SECTION 2.16(f).

          "PAYMENTS RECEIVED AFTER DETERMINATION DATE REPORT" shall mean the report in the form of and containing the information provided for in EXHIBIT E-4 attached hereto.

          "PERCENTAGE INTEREST" shall mean: (a) with respect to any REMIC III Regular Interest Certificate, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the Certificate Principal Balance or Certificate Notional Amount, as the case may be, of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Class Principal Balance or Class Notional Amount, as the case may be, of the relevant Class as of the Closing Date; and (b) with respect to a Class R or Class V Certificate, the percentage interest in distributions to be made with respect to the relevant Class, as stated on the face of such Certificate.

          "PERFORMANCE GUARANTORS" shall mean, together, the Column Performance Guarantor, the NCBCC Performance Guarantor and the NCBFSB Performance Guarantor.

          "PERFORMING MORTGAGE LOAN" shall mean, as of any date of determination, any Mortgage Loan as to which no Servicing Transfer Event then exists.

          "PERMITTED INVESTMENTS" shall mean any one or more of the following obligations or securities:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, PROVIDED that each such obligation is backed by the full faith and credit of the United States;

          (ii) repurchase agreements on obligations specified in CLAUSE (i), PROVIDED that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time of investment rated by S&P in the highest short-term debt rating category of S&P and rated by Moody's "A2" or "P-1" if such obligation has a maturity of less than one month, "A1" and "P-1" if such obligation has a maturity of at least one month but less than three months, "Aa3" and "P-1" if such obligation has a maturity of at least three months but less than six months, and "Aaa" and "P-1" if such obligation has a maturity of six months or more;

          (iii) federal funds, unsecured uncertificated certificates of deposit, time deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof, PROVIDED that the short-term unsecured debt obligations of such bank or trust company are at the time of investment rated by S&P in the highest short-term debt rating category of S&P and rated by Moody's "A2" or "P-1" if such obligation has a maturity of less than one month, "A1" and "P-1" if such obligation has a maturity of at least one month but less than three months, "Aa3" and "P-1" if such obligation has a maturity of at least three months but less than six months, and "Aaa" and "P-1" if such obligation has a maturity of six months or more;

          (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof (or of any corporation not so incorporated, PROVIDED that the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction), PROVIDED that such commercial paper is rated by S&P in the highest short-term debt rating category of S&P and rated by Moody's "A2" or "P-1" if such obligation has a maturity of less than one month, "A1" and "P-1" if such obligation has a maturity of at least one month but less than three months, "Aa3" and "P-1" if such obligation has a maturity of at least three months but less than six months, and "Aaa" and "P-1" if such obligation has a maturity of six months or more;

          (v) units of money market funds (including those managed or advised by the Trustee or its Affiliates) which maintain a constant net asset value, PROVIDED that such units of money market funds are rated by S&P in the highest short-term debt rating category of S&P and rated by Moody's "A2" or "P-1" if such obligation has a maturity of less than one month, "A1" and "P-1" if such obligation has a maturity of at least one month but less than three months, "Aa3" and "P-1" if such obligation has a maturity of at least three months but less than six months, and "Aaa" and "P-1" if such obligation has a maturity of six months or more; or

          (vi) any other obligation or security that is acceptable to the Rating Agencies and will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by each Rating Agency);

PROVIDED that (A) no investment described hereunder shall evidence either the right to receive (1) only interest with respect to such investment or (2) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations, (B) no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity, (C) no investment described hereunder may be sold prior to stated maturity if such sale would result in a loss of principal on the instrument or a tax on "prohibited transactions" under Section 860F of the Code and (D) no investment described hereunder may have an "r" highlighter or other comparable qualifier attached to its S&P rating; and PROVIDED, FURTHER, that each investment described hereunder must have (X) a predetermined fixed amount of principal due at maturity (that cannot vary or change), (Y) an original maturity of not more than 365 days and a remaining maturity of not more than 30 days and (Z) except in the case of a Permitted Investment described in CLAUSE (v) of this definition, a fixed interest rate or an interest rate that is tied to a single interest rate index plus a single fixed spread and moves proportionately with that index; and PROVIDED, FURTHER, that each investment described hereunder must be a "cash flow investment" (within the meaning of the REMIC Provisions).

          "PERMITTED TRANSFEREE" shall mean any Transferee of a Class R Certificate other than either a Disqualified Organization or a Non-United States Tax Person; PROVIDED, HOWEVER, that if a Transferee is classified as a partnership under the Code, such Transferee shall only be a Permitted

Transferee if all of its beneficial owners are United States Tax Persons and the governing documents of the Transferee prohibit a transfer of any interest in the Transferee to any Non-United States Tax Person.

          "PERSON" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "PHASE I ENVIRONMENTAL ASSESSMENT" shall mean a "Phase I assessment" as described in and meeting the criteria of the American Society for Testing and Materials, Designation E-1527.

          "PLAN" shall mean any of those retirement plans and other employee benefit plans, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that are subject to ERISA or the Code.

          "PLURALITY CLASS R CERTIFICATEHOLDER" shall mean, as to any taxable year of any REMIC Pool, the Holder of Certificates evidencing the largest Percentage Interest in the Class R Certificates.

          "POST-ARD ADDITIONAL INTEREST" shall mean, with respect to any ARD Mortgage Loan after its Anticipated Repayment Date, all interest accrued on the principal balance of such ARD Mortgage Loan at the Post-ARD Additional Interest Rate (the payment of which interest shall, under the terms of such Mortgage Loan, be deferred until the principal balance of such Mortgage Loan has been paid in full), together with all interest, if any, accrued at the related Mortgage Rate on such deferred interest.

          "POST-ARD ADDITIONAL INTEREST RATE" shall mean, with respect to any ARD Mortgage Loan after its Anticipated Repayment Date, the incremental increase in the Mortgage Rate for such Mortgage Loan resulting from the passage of such Anticipated Repayment Date.

          "PREPAYMENT ASSUMPTION" shall mean, for purposes of determining the accrual of original issue discount, market discount and premium, if any, on the Mortgage Loans, the Loan REMIC Regular Interest, the REMIC I Regular Interests, the REMIC II Regular Interests, the Group A-SP REMIC III Regular Interests, the Group A-X REMIC III Regular Interests and the Certificates for federal income tax purposes, the assumptions that each ARD Mortgage Loan is paid in its entirety on its Anticipated Prepayment Date and that no Mortgage Loan is otherwise voluntarily prepaid prior to its Stated Maturity Date.

          "PREPAYMENT INTEREST EXCESS" shall mean, with respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part made, or any early collection of principal in the form of Insurance Proceeds or Condemnation Proceeds received, after the Due Date for such Mortgage Loan in any Collection Period, any payment of interest (net of related Master Servicing Fees and, further, net of any portion of such interest that represents Default Interest or Post-ARD Additional Interest) actually collected from the related Borrower or out of such Insurance Proceeds or Condemnation Proceeds, as the case may be, and intended to cover the period from and after such Due Date to, but not including, the date of prepayment (exclusive, however, of any related Prepayment Premium or Yield Maintenance Charge that may have been collected).

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          "PREPAYMENT INTEREST SHORTFALL" shall mean with respect to any
Mortgage Loan that was subject to a Principal Prepayment in full or in part made, or any early collection of principal in the form of Insurance Proceeds or Condemnation Proceeds received, prior to the Due Date for such Mortgage Loan in any Collection Period, the amount of interest, to the extent not collected from the related Borrower or out of such Insurance Proceeds or Condemnation Proceeds (without regard to any Prepayment Premium or Yield Maintenance Charge that may have been collected), that would have accrued on the amount of such Principal Prepayment or other early collection of principal in the form of Insurance Proceeds or Condemnation Proceeds during the period from the date of prepayment to, but not including, such Due Date (less the amount of related Master Servicing Fees and, if applicable, exclusive of Default Interest and Post-ARD Additional Interest).

          "PREPAYMENT PREMIUM" shall mean, with respect to any Mortgage Loan, any premium, fee or other additional amount paid or payable, as the context requires, by a Borrower in connection with a Principal Prepayment on, or other early collection of principal of, a Mortgage Loan or any successor REO Loan, to the extent such premium, fee or other additional amount is calculated as a percentage of the principal amount being prepaid or as a specified amount (other than a Yield Maintenance Minimum Amount).

          "PRIMARY SERVICING OFFICE" shall mean the office of a Master Servicer or Special Servicer, as the context may require, that is primarily responsible for such party's servicing obligations hereunder.

          "PRIME RATE" shall mean the "prime rate" published in the "Money Rates" section of THE WALL STREET JOURNAL, as such "prime rate" may change from time to time. If THE WALL STREET JOURNAL ceases to publish the "prime rate", then the Trustee, in its sole discretion, shall select an equivalent publication that publishes such "prime rate"; and if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then the Trustee shall select a comparable interest rate index. In either case, such selection shall be made by the Trustee in its sole discretion and the Trustee shall notify the Master Servicers and the Special Servicers in writing of its selection.

          "PRINCIPAL BALANCE CERTIFICATE" shall mean any of the Class A-1, Class A-2, Class A-3, Class B, Class C-1, Class C-2, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates.

          "PRINCIPAL DISTRIBUTION AMOUNT" shall mean:

          (a) with respect to the Loan REMIC Regular Interest or any REMIC I Regular Interest, for any Distribution Date, an amount equal to that portion, if any, of the Total Principal Distribution Amount for such Distribution Date that is attributable to each and every Mortgage Loan and/or REO Loan, as the case may be, that relates to the Loan REMIC Regular Interest or such REMIC I Regular Interest, as the case may be; and

          (b) with respect to any Class of Principal Balance Certificates (and, accordingly, with respect to that Class's Corresponding Group PB REMIC II Regular Interest), for any Distribution Date, an amount equal to that portion, if any, of the Total Principal Distribution Amount for such Distribution Date that is allocable to such Class of Certificates as provided below in this definition.

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          For purposes of the foregoing, for so long as any of the Class A-P&I
Certificates remain outstanding, the Total Principal Distribution Amount for each Distribution Date shall be allocated to such Certificates, up to the lesser of (i) the aggregate Certificate Principal Balance of the Class A-P&I Certificates outstanding immediately prior to such Distribution Date and (ii) the entire such Total Principal Distribution Amount. The portion of the Total Principal Distribution Amount for each Distribution Date that is so allocable to the Class A-P&I Certificates shall, in turn, be allocated as among the respective Classes of those Classes of Certificates as follows: (i) prior to the Senior Principal Distribution Cross-Over Date (or, if there is no Senior Principal Distribution Cross-Over Date, prior to the Final Distribution Date), FIRST, to the Class A-1 Certificates, up to the Class Principal Balance thereof outstanding immediately prior to the subject Distribution Date, SECOND, to the Class A-2 Certificates, up to the Class Principal Balance thereof outstanding immediately prior to the subject Distribution Date, and THIRD, to the Class A-3 Certificates, up to the Class Principal Balance thereof outstanding immediately prior to the subject Distribution Date; and (ii) on and after the Senior Principal Distribution Cross-Over Date (and, in any event, on the Final Distribution Date), to the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates on a PRO RATA basis in accordance with the respective Class Principal Balances thereof outstanding immediately prior to the subject Distribution Date. After the aggregate Certificate Principal Balance of the Class A-P&I Certificates has been reduced to zero, the Total Principal Distribution Amount for each Distribution Date (net of any portion thereof that may have been allocated to the respective Classes of the Class A-P&I Certificates in retirement thereof pursuant to the prior two sentences) shall be allocated among the respective Classes of the Subordinate Principal Balance Certificates, sequentially in the following order and, in the case of each such Class (or, in the case of CLAUSE SECOND below, such pair of Classes) of Subordinate Principal Balance Certificates, up to the lesser of (i) the Class Principal Balance of such Class (or, in the case of CLAUSE SECOND below, the total Class Principal Balance of such pair of Classes) of Certificates outstanding immediately prior to the subject Distribution Date and (ii) the remaining unallocated portion of the Total Principal Distribution Amount for the subject Distribution Date: FIRST, to the Class B Certificates; SECOND, to the Class C-1 and Class C-2 Certificates on a PRO RATA basis in accordance with the respective Class Principal Balances thereof outstanding immediately prior to the subject Distribution Date; THIRD, to the Class D Certificates; FOURTH, to the Class E Certificates; FIFTH, to the F Certificates; SIXTH, to the Class G Certificates; SEVENTH, to the Class H Certificates; EIGHTH, to the Class J Certificates; NINTH, to the Class K Certificates; TENTH, to the Class L Certificates; ELEVENTH, to the Class M Certificates; TWELFTH, to the Class N Certificates; and THIRTEENTH, to the Class O Certificates.

          "PRINCIPAL PREPAYMENT" shall mean any payment of principal made by the Borrower on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest (without regard to any Prepayment Premium, Yield Maintenance Charge and/or Post-ARD Additional Interest that may have been collected) representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment; PROVIDED that "Principal Prepayment" shall not include any such payment of principal made out of Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds.

          "PRIVILEGED PERSON" shall mean any of the following: a party to this Agreement, an Underwriter, a Mortgage Loan Seller, the Controlling Class Representative, a Rating Agency, a designee of the Depositor, a Certificateholder and any Person who certifies to the Trustee in the form of EXHIBIT K-1 hereto or EXHIBIT K-2 hereto, as applicable (which form shall also be located on, and may be submitted electronically via, the Trustee's internet website), that such Person is a Certificate Owner, or a prospective purchaser of a Certificate or any interest therein.

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          "PROJECTED DEBT SERVICE COVERAGE RATIO" shall mean, with respect to any Co-op Mortgage Loan, as of any date of determination, the Projected Net Cash Flow for the related Mortgaged Property on an annualized basis, divided by the annualized monthly payments for such Co-op Mortgage Loan.

          "PROJECTED NET CASH FLOW" shall mean, with respect to any Mortgaged Property that is a residential cooperative property, projected net operating income at such Mortgaged Property, determined in a manner consistent with the Appraisal obtained with respect to such Mortgaged Property in connection with the origination of the related Mortgage Loan (or an updated Appraisal, if required hereunder), assuming such Mortgaged Property was operated as a rental property with rents set at prevailing market rates taking into account the presence of existing rent controlled or rent stabilized occupants, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves.

          "PROPOSED PLAN" shall have the meaning assigned thereto in
SECTION 3.17(a).

          "PROSPECTUS" shall mean the Base Prospectus and the Prospectus Supplement, together.

          "PROSPECTUS SUPPLEMENT" shall mean that certain prospectus supplement dated May 2, 2002, relating to the Registered Certificates, that is a supplement to the Base Prospectus.

          "PTCE" shall mean Prohibited Transaction Class Exemption.

          "PTE" shall mean Prohibited Transaction Exemption.

          "PURCHASE OPTION" shall have the meaning assigned thereto in
SECTION 3.18(c).

          "PURCHASE PRICE" shall mean, with respect to any Mortgage Loan (or REO Property), a cash price equal to the aggregate of (a) the outstanding principal balance of such Mortgage Loan (or the related REO Loan) as of the date of purchase, (b) all accrued and unpaid interest on such Mortgage Loan (or the related REO Loan) at the related Mortgage Rate (exclusive of any portion of such interest that represents Post-ARD Additional Interest) to, but not including, the Due Date occurring in the Collection Period during which the applicable purchase or repurchase occurs, (c) all related unreimbursed Servicing Advances and all related Advances that were previously reimbursed out of collections on other Mortgage Loans and/or REO Properties relating to other Mortgage Loans, (d) all accrued and unpaid Advance Interest with respect to any related Advances, and (e) solely in the case of a purchase, repurchase or substitution, as applicable, by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement, the Column Performance Guarantor pursuant to the Column Performance Guarantee, the NCBCC Performance Guarantor pursuant to the NCBCC Performance Guarantee or the NCBFSB Performance Guarantor pursuant to the NCBFSB Performance Guarantee, (i) all related Special Servicing Fees, Liquidation Fees, Advance Interest (to the extent not otherwise included in CLAUSE (d) of this definition) and other related Additional Trust Fund Expenses, whether paid or then owing, that have not been offset by Default Charges related to such Mortgage Loan (or any successor REO Loan) or by any Additional Master Servicing Compensation or Additional Special Servicing Compensation related to such Mortgage Loan (or any successor REO Loan), and (ii) to the extent not otherwise included in the amount described in CLAUSE (c) or CLAUSE (e)(i) of this definition, any costs and expenses incurred by the applicable Master Servicer, the applicable Special Servicer or the Trustee (on

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behalf of the Trust) in enforcing the obligation of such Person to repurchase or replace such Mortgage Loan or REO Property.

          "QUALIFIED APPRAISER" shall mean, in connection with the appraisal of any Mortgaged Property or REO Property, an Independent MAI-designated appraiser with at least five years of experience in respect of the relevant geographic location and property type.

          "QUALIFIED INSTITUTIONAL BUYER" or "QIB" shall mean a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

          "QUALIFIED INSURER" shall mean an insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction.

          "QUALIFIED MORTGAGE" shall mean a qualified mortgage within the meaning of Section 860G(a)(3) of the Code.

          "QUALIFYING SUBSTITUTE MORTGAGE LOAN" shall mean, in connection with the replacement of a Defective Mortgage Loan as contemplated by SECTION 2.03, any other mortgage loan which, on the date of substitution, (i) has a principal balance, after deduction of the principal portion of any unpaid Monthly Payment due on or before the date of substitution, not in excess of the Stated Principal Balance of the Defective Mortgage Loan; (ii) is accruing interest at a fixed rate of interest at least equal to, and not more than one percentage point in excess of, that of the Defective Mortgage Loan; (iii) has the same Due Date as, and a grace period for delinquent Monthly Payments that is no longer than, the Due Date and grace period, respectively, of the Defective Mortgage Loan; (iv) is accruing interest on the same Interest Accrual Basis as the Defective Mortgage Loan; (v) has a remaining term to stated maturity not greater than, and not more than one year less than, that of the Defective Mortgage Loan and, in any event, has a Stated Maturity Date not later than two years prior to the Rated Final Distribution Date; (vi) has a then current loan-to-value ratio not higher than, and a then current debt service coverage ratio not lower than, the loan-to-value ratio and debt service coverage ratio, respectively, of the Defective Mortgage Loan as of the Closing Date (PROVIDED, HOWEVER, that with respect to Co-op Mortgage Loans and corresponding Replacement Mortgage Loans, "loan-to-value ratio" and "debt service coverage ratio" as used in this CLAUSE (vi) shall mean LTV Co-op Basis and Projected Debt Service Coverage Ratio, respectively); (vii) has comparable prepayment restrictions to those of the Defective Mortgage Loan;
(viii) will comply, as of the date of substitution, with all of the representations relating to the Defective Mortgage Loan set forth in or made pursuant to the related Mortgage Loan Purchase Agreement; (ix) has a Phase I Environmental Assessment relating to the related Mortgaged Property in its Servicing File, which Phase I Environmental Assessment will evidence that there is no material adverse environmental condition or circumstance at the related Mortgaged Property for which further remedial action may be required under applicable law; (x) constitutes a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code (as evidenced by an Opinion of Counsel provided by the related Mortgage Loan Seller at its expense); and (xi) is secured by a residential cooperative property if the Defective Mortgage Loan is a Co-op Mortgage Loan; PROVIDED, HOWEVER, that if more than one mortgage loan is to be substituted for any Defective Mortgage Loan, then all such proposed Replacement Mortgage Loans shall, in the aggregate, satisfy the requirement specified in CLAUSE (i) of this definition and each such proposed Replacement Mortgage Loan shall, individually, satisfy each of the requirements specified in CLAUSES (ii) through (xi) of this definition; and PROVIDED, FURTHER, that no mortgage loan shall be substituted for a Defective Mortgage Loan unless (a) such prospective Replacement Mortgage Loan shall be acceptable to the Controlling Class Representative (or, if there is no Controlling Class Representative then serving, to the Holders of Certificates representing a majority of the Voting Rights allocated to the Controlling Class), in its (or their) sole discretion, and (b) each Rating Agency shall have confirmed in writing to the Trustee that such substitution will not in and of itself result in an Adverse Rating Event with respect to any Class of Rated Certificates (such written confirmation to be obtained by the party (i.e., the related Mortgage Loan Seller or any related Performance Guarantor) effecting the substitution).

          "RATED CERTIFICATE" shall mean any of the Certificates to which a rating has been assigned by either Rating Agency at the request of the Depositor.

          "RATED FINAL DISTRIBUTION DATE" shall mean the Distribution Date in April 2037.

          "RATING AGENCY" shall mean either of Moody's and S&P.

          "REALIZED LOSS" shall mean:

          (1) with respect to each defaulted Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any successor REO Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to (a) the unpaid principal balance of such Mortgage Loan or REO Loan, as the case may be, as of the commencement of the Collection Period in which the Final Recovery Determination was made, plus (b) without taking into account the amount described in SUBCLAUSE (1)(c) of this definition, all unpaid interest accrued in respect of such Mortgage Loan or REO Loan, as the case may be, to but not including the related Due Date in the Collection Period in which the Final Recovery Determination was made, exclusive, however, of any portion of such unpaid interest that constitutes Default Interest or, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, Post-ARD Additional Interest, minus (c) all payments and proceeds, if any, received in respect of such Mortgage Loan or REO Loan, as the case may be, during the Collection Period in which such Final Recovery Determination was made that are applied as a recovery of principal of, or interest on, such Mortgage Loan or REO Loan, as the case may be;

          (2) with respect to each defaulted Mortgage Loan as to which any portion of the principal or past due interest payable thereunder was canceled in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the applicable Master Servicer or the applicable Special Servicer pursuant to SECTION 3.20, the amount of such principal or past due interest (other than any Default Interest and, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, Post-ARD Additional Interest) so canceled; and

          (3) with respect to each defaulted Mortgage Loan as to which the Mortgage Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the applicable Master Servicer or the applicable Special Servicer pursuant to
     SECTION 3.20, the amount of any consequent reduction in the interest portion of each successive Monthly Payment due thereon

     (each such Realized Loss to be deemed to have been incurred on the Due Date for each affected Monthly Payment).

          "RECORD DATE" shall mean, with respect to any Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

          "REFERENCE RATE" shall mean, with respect to any Distribution Date from and including the June 2002 Distribution Date to and including the May 2009 Distribution Date, the corresponding rate per annum set forth on EXHIBIT B-6 hereto.

          "REGISTERED CERTIFICATE" shall mean any Certificate that has been subject to registration under the Securities Act. As of the Closing Date, the Class A-1, Class A-2, Class A-3, Class B, Class C-1, Class C-2 and Class D Certificates constitute Registered Certificates.

          "REGULATION S" shall mean Regulation S under the Securities Act.

          "REGULATION S LEGEND" shall mean, with respect to any Class of Book-Entry Non-Registered Certificates offered and sold outside the United States in reliance on Regulation S, a legend generally to the effect that such Certificates may not be offered, sold, pledged or otherwise transferred in the United States or to a United States Securities Person prior to the Release Date except pursuant to an exemption from the registration requirements of the Securities Act.

          "REGULATION S GLOBAL CERTIFICATE" shall mean, with respect to any Class of Book-Entry Non-Registered Certificates offered and sold outside of the United States in reliance on Regulation S, a single global Certificate, or multiple global Certificates collectively, in definitive, fully registered form without interest coupon, each of which Certificates bears a Regulation S Legend.

          "REIMBURSEMENT RATE" shall mean the rate per annum applicable to the accrual of Advance Interest, which rate per annum is equal to the Prime Rate.

          "RELEASE DATE" shall mean the date that is 40 days following the later of (i) the Closing Date and (ii) the commencement of the initial offering of the Non-Registered Certificates.

          "REMIC" shall mean a "real estate mortgage investment conduit" as defined in Section 860D of the Code.

          "REMIC I" shall mean the segregated pool of assets designated as such in SECTION 2.12(a)

          "REMIC I REGULAR INTEREST" shall mean any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and, in each such case, designated as a "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC I. The REMIC I Regular Interests have the designations and terms provided for in SECTION 2.12.

          "REMIC I REMITTANCE RATE" shall mean the per annum rate at which interest accrues in respect of any REMIC I Regular Interest during any Interest Accrual Period, as set forth in or otherwise calculated in accordance with
SECTION 2.12(f).

          "REMIC I RESIDUAL INTEREST" shall mean the sole uncertificated "residual interest" (within the meaning of Section 860G(a)(2) of the Code) in REMIC I issued pursuant to this Agreement.

          "REMIC II" shall mean the segregated pool of assets designated as such in SECTION 2.14(a).

          "REMIC II REGULAR INTEREST" shall mean any of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and, in each such case, designated as a "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC II. The REMIC II Regular Interests have the designations and terms provided for in SECTION 2.14.

          "REMIC II REGULAR INTEREST A-1" shall mean the REMIC II Regular Interest that bears the alphanumeric designation "A-1".

          "REMIC II REGULAR INTEREST A-2" shall mean the REMIC II Regular Interest that bears the alphanumeric designation "A-2".

          "REMIC II REGULAR INTEREST A-3-1" shall mean the REMIC II Regular Interest that bears the alphanumeric designation "A-3-1".

          "REMIC II REGULAR INTEREST A-3-2" shall mean the REMIC II Regular Interest that bears the alphanumeric designation "A-3-2".

          "REMIC II REGULAR INTEREST B" shall mean the REMIC II Regular Interest that bears the alphabetic designation "B".

          "REMIC II REGULAR INTEREST C-1" shall mean the REMIC II Regular Interest that bears the alphanumeric designation "C-1".

          "REMIC II REGULAR INTEREST C-2" shall mean the REMIC II Regular Interest that bears the alphanumeric designation "C-2".

          "REMIC II REGULAR INTEREST D" shall mean the REMIC II Regular Interest that bears the alphabetic designation "D".

          "REMIC II REGULAR INTEREST E" shall mean the REMIC II Regular Interest that bears the alphabetic designation "E".

          "REMIC II REGULAR INTEREST F" shall mean the REMIC II Regular Interest that bears the alphabetic designation "F".

          "REMIC II REGULAR INTEREST G" shall mean the REMIC II Regular Interest that bears the alphabetic designation "G".

          "REMIC II REGULAR INTEREST H" shall mean the REMIC II Regular Interest that bears the alphabetic designation "H".

          "REMIC II REGULAR INTEREST J" shall mean the REMIC II Regular Interest that bears the alphabetic designation "J".

          "REMIC II REGULAR INTEREST K" shall mean the REMIC II Regular Interest that bears the alphabetic designation "K".

          "REMIC II REGULAR INTEREST L" shall mean the REMIC II Regular Interest that bears the alphabetic designation "L".

          "REMIC II REGULAR INTEREST M" shall mean the REMIC II Regular Interest that bears the alphabetic designation "M".

          "REMIC II REGULAR INTEREST N" shall mean the REMIC II Regular Interest that bears the alphabetic designation "N".

          "REMIC II REGULAR INTEREST O" shall mean the REMIC II Regular Interest that bears the alphabetic designation "O".

          "REMIC II REMITTANCE RATE" shall mean the per annum rate at which interest accrues in respect of any REMIC II Regular Interest during any Interest Accrual Period, as set forth in or otherwise calculated in accordance with
SECTION 2.14(f).

          "REMIC II RESIDUAL INTEREST" shall mean the sole uncertificated "residual interest" (within the meaning of Section 860G(a)(2) of the Code) in REMIC II issued pursuant to this Agreement.

          "REMIC III" shall mean the segregated pool of assets designated as such in SECTION 2.16(a).

          "REMIC III REGULAR INTEREST A-SP-A-3" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphanumeric designation "A-SP-A-3".

          "REMIC III REGULAR INTEREST A-SP-B" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-SP-B".

          "REMIC III REGULAR INTEREST A-SP-C-1" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphanumeric designation "A-SP-C-1".

          "REMIC III REGULAR INTEREST A-SP-C-2" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphanumeric designation "A-SP-C-2".

          "REMIC III REGULAR INTEREST A-SP-D" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-SP-D".

          "REMIC III REGULAR INTEREST A-X-A-1" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphanumeric designation "A-X-A-1".

          "REMIC III REGULAR INTEREST A-X-A-2" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphanumeric designation "A-X-A-2".

          "REMIC III REGULAR INTEREST A-X-A-3-1" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphanumeric designation "A-X-A-3-1".

          "REMIC III REGULAR INTEREST A-X-A-3-2" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphanumeric designation "A-X-A-3-2".

          "REMIC III REGULAR INTEREST A-X-B" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-X-B".

          "REMIC III REGULAR INTEREST A-X-C-1" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphanumeric designation "A-X-C-1".

          "REMIC III REGULAR INTEREST A-X-C-2" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphanumeric designation "A-X-C-2".

          "REMIC III REGULAR INTEREST A-X-D" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-X-D".

          "REMIC III REGULAR INTEREST A-X-E" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-X-E".

          "REMIC III REGULAR INTEREST A-X-F" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-X-F".

          "REMIC III REGULAR INTEREST A-X-G" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-X-G".

          "REMIC III REGULAR INTEREST A-X-H" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-X-H".

          "REMIC III REGULAR INTEREST A-X-J" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-X-J".

          "REMIC III REGULAR INTEREST A-X-K" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-X-K".

          "REMIC III REGULAR INTEREST A-X-L" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-X-L".

          "REMIC III REGULAR INTEREST A-X-M" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-X-M".

          "REMIC III REGULAR INTEREST A-X-N" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-X-N".

          "REMIC III REGULAR INTEREST A-X-O" shall mean the "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III that bears the alphabetic designation "A-X-O".

          "REMIC III REGULAR INTEREST CERTIFICATE" shall mean any of the Interest Only Certificates and the Principal Balance Certificates.

          "REMIC III REMITTANCE RATE" shall mean the per annum rate at which interest accrues in respect of any Group A-SP REMIC III Regular Interest or Group A-X REMIC III Regular Interest during any Interest Accrual Period, as set forth in or otherwise calculated in accordance with SECTION 2.16(f).

          "REMIC III RESIDUAL INTEREST" shall mean the sole uncertificated "residual interest" (within the meaning of Section 860G(a)(2) of the Code) in REMIC III issued pursuant to this Agreement.

          "REMIC POOL" shall mean any of the Loan REMIC, REMIC I, REMIC II or REMIC III.

          "REMIC PROVISIONS" shall mean the provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

          "REMIC SUB-ACCOUNT" shall mean a sub-account of the Distribution Account established pursuant to SECTION 3.04(b), which sub-account shall constitute an asset of the Trust Fund and REMIC I, but not an asset of either Grantor Trust Pool.

          "RENTS FROM REAL PROPERTY" shall mean, with respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

          "REO ACCOUNT" shall mean a segregated custodial account or accounts created and maintained by a Special Servicer, pursuant to SECTION 3.16(b), on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "[name of subject Special Servicer], as a Special Servicer, on behalf of [name of Trustee], in trust for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass Through Certificates, Series 2002-CKN2, REO Account."

          "REO ACQUISITION" shall mean the acquisition of any REO Property pursuant to SECTION 3.09.

          "REO DISPOSITION" shall mean the sale or other disposition of any REO Property pursuant to SECTION 3.18.

          "REO EXTENSION" shall have the meaning assigned thereto in
SECTION 3.16(a).

          "REO LOAN" shall mean the mortgage loan deemed for purposes hereof to be outstanding with respect to each REO Property. Each REO Loan shall be deemed to provide for monthly payments of principal and/or interest equal to its Assumed Monthly Payment and otherwise to have the same terms and conditions as its predecessor Mortgage Loan (such terms and conditions to be applied without regard to the default on such predecessor Mortgage Loan or the Trust's acquisition of the subject REO Property). Each REO Loan shall be deemed to have an initial unpaid principal balance and Stated Principal Balance equal to the unpaid principal balance and Stated Principal Balance, respectively, of its predecessor Mortgage Loan as of the date of the related REO Acquisition. All Monthly Payments (other than any Balloon Payment), Assumed Monthly Payments (in the case of a Balloon Mortgage Loan delinquent in respect of its Balloon Payment) and other amounts due and owing, or deemed to be due and owing, in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, shall be deemed to continue to be due and owing in respect of an REO Loan. In addition, all amounts payable or reimbursable to the applicable Master Servicer, the applicable Special Servicer, the Trustee or any Fiscal Agent in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, including any unpaid or unreimbursed Servicing Fees and Advances (together with any related unpaid Advance Interest), shall continue to be payable or reimbursable in the same priority and manner pursuant to
SECTION 3.05(a) to the applicable Master Servicer, the applicable Special Servicer, the Trustee or any Fiscal Agent, as the case may be, in respect of an REO Loan.

          "REO PROPERTY" shall mean a Mortgaged Property acquired by or otherwise on behalf of the Trust for the benefit of the Certificateholders through foreclosure, acceptance of a deed in lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

          "REO REVENUES" shall mean all income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property, other than any income, profits or proceeds derived from the REO Disposition of such REO Property.

          "REO TAX" shall have the meaning assigned thereto in SECTION 3.17(a).

          "REPLACEMENT MORTGAGE LOAN" shall mean any Qualifying Substitute Mortgage Loan that is substituted by a Mortgage Loan Seller or a Performance Guarantor for a Defective Mortgage Loan as contemplated by SECTION 2.03.

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          "REQUEST FOR RELEASE" shall mean a request signed by a Servicing
Officer of, as applicable, a Master Servicer in the form of EXHIBIT D-1 attached hereto or a Special Servicer in the form of EXHIBIT D-2 attached hereto.

          "REQUIRED APPRAISAL LOAN" shall mean any Specially Serviced Mortgage Loan (and any successor REO Loan) as to which an Appraisal Trigger Event has occurred; PROVIDED that a Mortgage Loan shall cease to be a Required Appraisal Loan if and when, following the occurrence of the most recent Appraisal Trigger Event with respect thereto, such Mortgage Loan has become a Corrected Mortgage Loan.

          "RESERVE ACCOUNT" shall mean any of the accounts established and maintained pursuant to SECTION 3.03(d).

          "RESERVE FUNDS" shall mean, with respect to any Mortgage Loan, any amounts delivered by the related Borrower to be held in escrow by or on behalf of the mortgagee representing: (i) reserves for repairs, replacements, capital improvements and/or environmental testing and remediation with respect to the related Mortgaged Property; (ii) reserves for tenant improvements and leasing commissions; (iii) reserves for debt service; or (iv) amounts to be applied as a Principal Prepayment on such Mortgage Loan or held as Additional Collateral in the event that certain leasing or other economic criteria in respect of the related Mortgaged Property are not met.

          "RESOLUTION EXTENSION PERIOD" shall have the meaning assigned thereto in SECTION 2.03(b).

          "RESPONSIBLE OFFICER" shall mean: (a) when used with respect to the Trustee, the President, the Treasurer, the Secretary, any Vice President, any Assistant Vice President, any Trust Officer, any Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement; and (b) when used with respect to any Fiscal Agent or any Certificate Registrar (other than the Trustee), any officer or assistant officer thereof.

          "RESPONSIBLE PARTY" shall mean: (a) in the case of a Material Document Defect or Material Breach with respect to any Column Mortgage Loan, each of Column and the Column Performance Guarantor; (b) in the case of a Material Document Defect or Material Breach with respect to any KeyBank Mortgage Loan, KeyBank; (c) in the case of a Material Document Defect or Material Breach with respect to any NCB Mortgage Loan, NCB; (d) in the case of a Material Document Defect or Material Breach with respect to any NCBCC Mortgage Loan, each of NCBCC and the NCBCC Performance Guarantor; and (e) in the case of a Material Document Defect or Material Breach with respect to any NCBFSB Mortgage Loan, each of NCBFSB and the NCBFSB Performance Guarantor.

          "RESTRICTED SERVICER REPORTS" shall mean each of the CMSA Servicer Watch List, the CMSA Operating Statement Analysis Report, the CMSA NOI Adjustment Worksheet, CMSA Financial File and the CMSA Comparative Financial Status Report.

          "RULE 144A GLOBAL CERTIFICATE" shall mean, with respect to any Class of Book-Entry Non-Registered Certificates, a single global Certificate, or multiple global Certificates collectively, registered in the name of the Depository or its nominee, in definitive, fully registered form without interest coupons, each of which Certificates bears a Qualified Institutional Buyer CUSIP number and does not bear a Regulation S Legend.

          "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "S&P" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the other parties hereto, and specific ratings of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated. References herein to "applicable rating category" (other than such references to "highest applicable rating category") shall, in the case of S&P, be deemed to refer to such applicable rating category of S&P, without regard to any plus or minus or other comparable rating qualification.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          "SENIOR CERTIFICATES" shall mean, collectively, the Class A-P&I Certificates and the Interest Only Certificates.

          "SENIOR PRINCIPAL DISTRIBUTION CROSS-OVER DATE" shall mean the first Distribution Date as of which the aggregate Certificate Principal Balance of the Class A-P&I Certificates outstanding immediately prior thereto equals or exceeds the sum of (a) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date, plus (b) the lesser of (i) the Total Principal Distribution Amount for such Distribution Date and (ii) the portion of the Standard Available Distribution Amount for such Distribution Date that will remain after all distributions of interest to be made on the Senior Certificates on such Distribution Date pursuant to SECTION 4.01(a) have been so made.

          "SERVICING ACCOUNT" shall mean any of the accounts established and maintained pursuant to SECTION 3.03(a).

          "SERVICING ADVANCES" shall mean all customary, reasonable and necessary "out-of-pocket" costs and expenses, including reasonable attorneys' fees and expenses, paid or to be paid, as the context requires, out of its own funds, by the applicable Master Servicer or the applicable Special Servicer (or, if applicable, the Trustee or any Fiscal Agent) in connection with the servicing of a Mortgage Loan as to which a default, delinquency or other unanticipated event has occurred or is imminent, or in connection with the administration of any REO Property, including (1) any such costs and expenses associated with (a) compliance with the obligations of the applicable Master Servicer and/or the applicable Special Servicer set forth in SECTIONS 2.03, 3.03(c) and 3.09, (b) the preservation, insurance, restoration, protection and management of a Mortgaged Property, including the cost of any "force placed" insurance policy purchased by the applicable Master Servicer or the applicable Special Servicer to the extent such cost is allocable to a particular Mortgaged Property that the applicable Master Servicer or the applicable Special Servicer is required to cause to be insured pursuant to SECTION 3.07(a), (c) obtaining any Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds in respect of any such Mortgage Loan or any REO Property, (d) any enforcement or judicial proceedings with respect to any such Mortgage Loan, including foreclosures and similar proceedings, (e) the operation, management, maintenance and liquidation of any REO Property, (f) obtaining any Appraisal required to be obtained hereunder, and
(g) UCC filings (to the extent that the costs thereof are not reimbursed by the related Borrower), (2) the reasonable and direct out-of-pocket travel expenses incurred by such Special

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Servicer in connection with performing inspections pursuant to SECTION 3.12(a), and (3) any other expenditure which is expressly designated as a Servicing Advance herein; PROVIDED that, notwithstanding anything to the contrary, "Servicing Advances" shall not include (A) allocable overhead of a Master Servicer or Special Servicer, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, (B) costs incurred by either such party or any Affiliate thereof in connection with its purchase of any Mortgage Loan or REO Property pursuant to any provision of this Agreement or (C) costs or expenses expressly required under this Agreement to be borne by a Master Servicer or Special Servicer.

          "SERVICING FEES" shall mean, with respect to any Mortgage Loan or REO Loan, the Master Servicing Fee and the Special Servicing Fee.

          "SERVICING FILE" shall mean any documents (other than documents required to be part of the related Mortgage File, but including any correspondence file) in the possession or under the control of, or required (pursuant to the applicable Mortgage Loan Purchase Agreement, this Agreement or otherwise) to be delivered to, as the context may require, the applicable Master Servicer or the applicable Special Servicer and relating to the origination and servicing of any Mortgage Loan or the administration of any REO Property, including any insurance certificates (and, if available, policies) relating to hazard insurance maintained by the Borrower with respect to the related Mortgaged Property that are in the possession of the applicable Master Servicer or the applicable Special Servicer, as the case may be, at any particular time.

          "SERVICING OFFICER" shall mean any officer or employee of a Master Servicer or Special Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by such party to the Trustee and the Depositor on the Closing Date, as such list may be amended from time to time by such Master Servicer or Special Servicer.

          "SERVICING RETURN DATE" shall mean, with respect to any Corrected Mortgage Loan, the date that servicing thereof is returned by a Special Servicer to the applicable Master Servicer pursuant to SECTION 3.21(a).

          "SERVICING STANDARD" shall mean, with respect to each of the Master Servicers and Special Servicers, to service and administer the Mortgage Loans and any REO Properties for which it is responsible hereunder: (a) with the same care, skill, prudence and diligence as it services and administers comparable mortgage loans and real properties on behalf of third parties or on behalf of itself, whichever is the higher standard, giving due consideration to customary and usual standards of practice utilized by prudent institutional commercial mortgage loan servicers under comparable circumstances; (b) with a view to (i) the timely collection of all scheduled payments of principal and interest under the Mortgage Loans, (ii) the full collection of all Prepayment Premiums and Yield Maintenance Charges that may become payable under the Mortgage Loans,
(iii) in the case of the applicable Special Servicer, if a Mortgage Loan comes into and continues in default and if, in the good faith and reasonable judgment of such Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Certificateholders (as a collective whole) on a net present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage
Rate) and the best interests of the Trust and the Certificateholders, as determined by the applicable Special Servicer or Master Servicer, as the case may be, in its reasonable judgment and (iv) subject to the foregoing provisions of this CLAUSE (b), the full collection of all Default Charges that may become payable under the Mortgage Loans, insofar as those Default Charges do not constitute Additional Master Servicing Compensation or Additional Special Servicing Compensation, as applicable; and (c) without regard to (i) any relationship that the subject Master Servicer or Special Servicer, as the case may be, or any of its Affiliates may have with the related Borrower or with any other party to this Agreement, (ii) the ownership of any Certificate by the subject Master Servicer or Special Servicer, as the case may be, or any of its Affiliates,
(iii) the obligation of the subject Master Servicer to make Advances, (iv) the obligation of the subject Special Servicer to make, or direct the applicable Master Servicer to make, Servicing Advances, (v) the right of the subject Master Servicer or Special Servicer, as the case may be, or any of its Affiliates to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction, (vi) any ownership, servicing and/or management by the subject Master Servicer or Special Servicer, as the case may be, or any of its Affiliates of any other mortgage loans or real property, (vii) the ownership by the subject Master Servicer or Special Servicer, as the case may be, or any of its Affiliates of any other debt owed by, or secured by ownership interests in, any of the Borrowers or any Affiliate of a Borrower, and (viii) the obligations of the subject Master Servicer or Special Servicer, as the case may be, or any of its Affiliates to repurchase any Mortgage Loan from the Trust Fund, or to indemnify the Trust Fund, in any event as a result of a Material Breach or a Material Document Defect.

          "SERVICING TRANSFER EVENT" shall mean, with respect to any Mortgage Loan, any of the following events:

          (a) the related Borrower has failed to make when due any Monthly Payment (including a Balloon Payment) or any other payment required under the related Mortgage Loan Documents, which failure continues, or the applicable Master Servicer determines, in its reasonable judgment, will continue, unremedied (i) except in the case of a delinquent Balloon Payment, for 60 days beyond the date on which the subject payment was due, and (ii) solely in the case of a delinquent Balloon Payment, for 90 days beyond the related maturity date or, if the related Borrower has (A) delivered to the applicable Master Servicer a refinancing commitment reasonably acceptable to the applicable Special Servicer and (B) continued to make monthly debt service payments equal to the Assumed Monthly Payment, for such longer period, not to exceed 150 days beyond the related maturity date, during which the refinancing would occur; or

          (b) the applicable Master Servicer (or ARCap, provided that ARCap is a Special Servicer for any of the Mortgage Loans) has determined, in its reasonable judgment, that a default in making a Monthly Payment (including a Balloon Payment) or any other material payment required under the related Mortgage Loan Documents is reasonably foreseeable and likely to occur within 30 days and either (i) the related Borrower has requested a material modification of the payment terms of the related Mortgage Loan, which modification the applicable Master Servicer, in its reasonable judgment, determines is necessary to avoid a monetary or a material non-monetary default, or (ii) such default is likely to remain unremedied for at least the period contemplated by CLAUSE (a) of this definition; or

          (c) the applicable Master Servicer has determined, in its reasonable judgment, that a default, other than as described in CLAUSE (a) or (b) of this definition, has occurred that may materially impair the value of the related Mortgaged Property as security for the Mortgage Loan,

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     which default has continued unremedied for the applicable cure period under the terms of the Mortgage Loan (or, if no cure period is specified, for 60 days), provided that in no event shall the violation of a covenant contained in the Mortgage Loan Documents for any Co-op Mortgage Loan requiring the related Borrower to abate minor building code violations be a Servicing Transfer Event; or

          (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary action against the related Borrower under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the related Borrower, provided that if such decree or order shall have been dismissed, discharged or stayed within 60 days thereafter the Mortgage Loan shall not be a Specially Serviced Mortgage Loan and no Special Servicing Fees, Workout Fees or Liquidation Fees shall be payable with respect thereto; or

          (e) the related Borrower shall have consented to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to such Borrower or of or relating to all or substantially all of its property; or

          (f) the related Borrower shall have admitted in writing its inability to pay its debts generally as they become due, filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations; or

          (g) the applicable Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property;

PROVIDED that an Acceptable Insurance Default will not, in and of itself, be a Servicing Transfer Event.

A Servicing Transfer Event with respect to any Mortgage Loan shall cease to exist:

          (w) in the case of the circumstances described in CLAUSE (a) above, if and when the related Borrower has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the applicable Master Servicer or the applicable Special Servicer pursuant to SECTION 3.20);

          (x)     in the case of the circumstances described in CLAUSES (b),
     (d), (e) and (f) above, if and when such circumstances cease to exist in the reasonable judgment of the applicable Special Servicer;

          (y) in the case of the circumstances described in CLAUSE (c) above, if and when such default is cured in the reasonable judgment of the applicable Special Servicer; and

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          (z)     in the case of the circumstances described in CLAUSE (g)
     above, if and when such proceedings are terminated.

          "SOLE CERTIFICATEHOLDER(S)" shall mean any Holder or group of Holders, as the case may be, of 100% of the then outstanding Certificates.

          "SPECIAL SERVICER" shall mean: (a) with respect to any Mortgage Loan (other than a Co-op Mortgage Loan), any REO Property acquired by the Trust with respect to a Mortgage Loan (other than a Co-op Mortgage Loan) and any matters relating to the foregoing, the General Special Servicer; and (b) with respect to any Co-op Mortgage Loan, any REO Property acquired by the Trust with respect to a Co-op Mortgage Loan and any matters relating to the foregoing, the Co-op Special Servicer.

          "SPECIAL SERVICING FEE" shall mean, with respect to each Specially Serviced Mortgage Loan and each REO Loan, the fee designated as such and payable to the applicable Special Servicer pursuant to the first paragraph of SECTION 3.11(c).

          "SPECIAL SERVICING FEE RATE" shall mean, with respect to each Specially Serviced Mortgage Loan and each REO Loan, 0.25% per annum.

          "SPECIALLY DESIGNATED CO-OP MORTGAGE LOAN" shall mean any Co-op Mortgage Loan as to which the Net Mortgage Rate in effect as of the Closing Date was in excess of 6.35% per annum.

          "SPECIALLY DESIGNATED DEFAULTED MORTGAGE LOAN" shall mean a Specially Serviced Mortgage Loan that is delinquent 90 days or more with respect to any Balloon Payment or 60 days (or, in the case of a Co-op Mortgage Loan, 90 days) or more with respect to any other Monthly Payment, with such delinquency to be determined without giving effect to any grace period permitted by the related Mortgage or Mortgage Note and without regard to any acceleration of payments under the related Mortgage and Mortgage Note, or a Specially Serviced Mortgage Loan as to which the amounts due thereunder have been accelerated following any other material default.

          "SPECIALLY DESIGNATED MORTGAGE LOAN DOCUMENTS" shall mean, with respect to any Mortgage Loan, subject to SECTIONS 1.04 and 2.01, the following documents on a collective basis:

          (i) the items referred to in CLAUSE (i) of the definition of "Mortgage File";

          (ii) the items (exclusive of intervening assignments) referred to in CLAUSES (ii) and (iii) of the definition of "Mortgage File";

          (iii) the original or a copy of the policy of lender's title insurance or, if such policy has not yet been issued, a "marked-up" PRO FORMA title policy or commitment for title insurance marked as binding and countersigned or evidenced as binding by escrow letter or closing instructions;

          (iv) the original or a copy of any Ground Lease and Ground Lease estoppel;

          (v) the original of any Letter(s) of Credit constituting Additional Collateral;

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          (vi)    originals or copies of any agreements evidencing material
                  modifications of the foregoing documents and any assumption agreements; and

          (vii) if the subject Mortgage Loan has a Cut-off Date Principal Balance greater than 2% of the Initial Pool Balance, the original or a copy of any cash management agreement related to such Mortgage Loan;

PROVIDED that whenever the term "Specially Designated Mortgage Loan Documents" is used to refer to documents actually received by the Trustee or by a Custodian on its behalf such term shall not be deemed to include such documents and instruments referred to in ITEMS (i) through (vi) of this definition unless they are actually so received; and PROVIDED, FURTHER, that the Specially Designated Mortgage Loan Documents for any Mortgage Loan need not include any Letter of Credit referred to in ITEM (v) of this definition if, in lieu thereof, the related Mortgage Loan Seller has, on behalf of the related Borrower, either (i) delivered to the Trustee a substitute letter of credit, in the same amount and with the same draw conditions and renewal rights as, and otherwise substantially similar to, that Letter of Credit and issued by an obligor that meets any criteria in the related Mortgage Loan Documents applicable to the issuer of that Letter of Credit or (ii) delivered to the applicable Master Servicer an LOC Cash Reserve, which substitute letter of credit can be drawn on, or which LOC Cash Reserve can be applied to cover, the same items as that Letter of Credit was intended to cover.

          "SPECIALLY SERVICED MORTGAGE LOAN" shall mean any Mortgage Loan as to which there then exists a Servicing Transfer Event. Upon the occurrence of a Servicing Transfer Event with respect to any Mortgage Loan, such Mortgage Loan shall remain a Specially Serviced Mortgage Loan until the earliest of (i) its removal from the Trust Fund, (ii) an REO Acquisition with respect to the related Mortgaged Property, and (iii) the cessation of all existing Servicing Transfer Events with respect to such Mortgage Loan.

          "STANDARD AVAILABLE DISTRIBUTION AMOUNT" shall mean, with respect to any Distribution Date, an amount equal to (a) the sum of (i) all amounts on deposit in the Distribution Account as of 11:00 a.m., New York City time, on such Distribution Date, (ii) to the extent not included in the amount described in CLAUSE (a)(i) of this definition, any P&I Advances and/or Compensating Interest Payments that were made in respect of such Distribution Date, (iii) to the extent not included in the amount described in CLAUSE (a)(i) of this definition, the aggregate amount transferred (pursuant to SECTION 3.05(d)) from the Excess Liquidation Proceeds Account to the Distribution Account in respect of such Distribution Date, and (iv) to the extent not included in the amount described in CLAUSE (a)(i) of this definition, if such Distribution Date occurs during the month of March of 2003 or any year thereafter, the aggregate of the Interest Reserve Amounts with respect to the Interest Reserve Loans transferred from the Interest Reserve Account to the Distribution Account during such month of March for distribution on such Distribution Date, NET of (b) any portion of the amounts described in CLAUSE (a) of this definition that represents one or more of the following: (i) collected Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any payments of principal (including Principal Prepayments) and interest, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received by or on behalf of the Trust after the end of the related Collection Period, (iii) any Prepayment Premiums, Yield Maintenance Charges and/or Post-ARD Additional Interest, (iv) any amounts payable or reimbursable to any Person from the Distribution Account pursuant to CLAUSES (iii) through (vii) of SECTION 3.05(b), (v) if such Distribution Date occurs during the month of February of 2003 or any year thereafter that is not a leap year, the aggregate of the Interest Reserve Amounts with respect to the Interest Reserve Loans to be withdrawn (pursuant to SECTION 3.04(c) and SECTION 3.05(b)(ii)) from the Distribution Account and deposited into the Interest Reserve Account during such month of February or such month of January, as the case may be, and held for future distribution, and
(vi) any amounts deposited in the Distribution Account in error; PROVIDED that the Standard Available Distribution Amount for the Final Distribution Date shall be calculated without regard to CLAUSES (b)(i), (b)(ii) and (b)(v) of this definition.

          "STARTUP DAY" shall mean, with respect to each REMIC Pool, the day designated as such in SECTION 2.10(a) (in the case of the Loan REMIC),
SECTION 2.12(a) (in the case of REMIC I), SECTION 2.14(a) (in the case of REMIC
II) or SECTION 2.16(a) (in the case of REMIC III), as applicable.

          "STATED MATURITY DATE" shall mean, with respect to any Mortgage Loan, the Due Date specified in the related Mortgage Note (as in effect on the Closing Date or, in the case of a Replacement Mortgage Loan, on the related date of substitution) on which the last payment of principal is due and payable under the terms of such Mortgage Note, without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the applicable Master Servicer or the applicable Special Servicer pursuant to SECTION 3.20 and, in the case of an ARD Mortgage Loan, without regard to its Anticipated Repayment Date.

          "STATED PRINCIPAL BALANCE" shall mean, with respect to any Mortgage Loan (and any successor REO Loan), a principal balance which (a) initially shall equal the unpaid principal balance thereof as of the related Due Date in May 2002 or, in the case of any Replacement Mortgage Loan, as of the related date of substitution, in any event after application of all payments of principal due thereon on or before such date, whether or not received, and (b) shall be permanently reduced on each subsequent Distribution Date (to not less than zero) by (i) that portion, if any, of the Total Principal Distribution Amount for such Distribution Date attributable to such Mortgage Loan (or successor REO Loan), and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan (or successor REO Loan) during the related Collection Period; PROVIDED that, if a Liquidation Event occurs in respect of any Mortgage Loan or REO Property, then the "Stated Principal Balance" of such Mortgage Loan or of the related REO Loan, as the case may be, shall be zero commencing as of the Distribution Date in the Collection Period next following the Collection Period in which such Liquidation Event occurred.

          "SUBORDINATE CERTIFICATE" shall mean any of the Class B, Class C-1, Class C-2, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class R Certificates.

          "SUBORDINATE PRINCIPAL BALANCE CERTIFICATE" shall mean any of the Subordinate Certificates that are also Principal Balance Certificates.

          "SUB-SERVICER" shall mean any Person with which a Master Servicer or Special Servicer has entered into a Sub-Servicing Agreement.

          "SUB-SERVICING AGREEMENT" shall mean the written contract between a Master Servicer or Special Servicer, on the one hand, and any Sub-Servicer, on the other hand, relating to servicing and administration of Mortgage Loans as provided in SECTION 3.22.

          "SUBSTITUTION SHORTFALL AMOUNT" shall mean, in connection with the substitution of one or more Replacement Mortgage Loans for any Defective Mortgage Loan, the amount, if any, by which the Purchase Price for such Defective Mortgage Loan (calculated as if it were to be repurchased, instead of replaced, on the relevant date of substitution), exceeds the Stated Principal Balance or the aggregate Stated Principal Balance, as the case may be, of such Replacement Mortgage Loan(s) as of the date of substitution.

          "TAX MATTERS PERSON" shall mean, with respect to any REMIC Pool, the Person designated as the "tax matters person" of such REMIC Pool in the manner provided under Treasury regulation section 1.860F-4(d) and temporary Treasury regulation section 301.6231(a)(7)-1T, which Person shall, pursuant to
SECTION 10.01(b), be the Plurality Class R Certificateholder.

          "TAX RETURNS" shall mean the federal income tax return on IRS Form 1066, U.S. Real Estate Mortgage Investment Conduit Income (REMIC) Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holder of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each REMIC Pool due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the IRS under any applicable provisions of federal tax law or any other governmental taxing authority under applicable state or local tax laws.

          "TERMINATION PRICE" shall have the meaning assigned thereto in
SECTION 9.01(a).

          "TOTAL PRINCIPAL DISTRIBUTION AMOUNT" shall mean:

          (a) with respect to any Distribution Date prior to the Final Distribution Date, an amount equal to the aggregate (without duplication) of the following--

          (i) all payments of principal (including Principal Prepayments) received by or on behalf of the Trust with respect to the Mortgage Loans during the related Collection Period, in each case net of any portion of the particular payment that represents a Late Collection of principal for which a P&I Advance was previously made for a prior Distribution Date or that represents the principal portion of a Monthly Payment due on or before the related Due Date in May 2002 or on a Due Date subsequent to the end of the related Collection Period,

          (ii) all scheduled payments of principal due in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period that were received by or on behalf of the Trust (other than as part of a Principal Prepayment) prior to the related Collection Period,

          (iii) all Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received by or on behalf of the Trust with respect to any of the Mortgage Loans during the related Collection Period that were identified and applied as recoveries of principal of such Mortgage Loans in accordance with SECTION 1.03, in each case net of any portion of such proceeds that represents a Late Collection of principal due on or before the related Due Date in May 2002 or for which a P&I Advance was previously made for a prior Distribution Date,

          (iv) all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and REO Revenues received by or on behalf of the Trust in respect of any REO Properties during the related Collection Period that were identified and applied as recoveries of principal of the related REO Loans in accordance with SECTION 1.03, in each case net of any portion of such proceeds and/or revenues that represents a Late Collection of principal due on or before the related Due Date in May 2002 or for which a P&I Advance was previously made for a prior Distribution Date, and

          (v) the respective principal portions of all P&I Advances made in respect of the Mortgage Loans and any REO Loans with respect to such Distribution Date; and

          (b) with respect to the Final Distribution Date, an amount equal to the aggregate Stated Principal Balance of the entire Mortgage Pool outstanding immediately prior to the Final Distribution Date.

          "TRANSFER" shall mean any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

          "TRANSFER AFFIDAVIT AND AGREEMENT" shall have the meaning assigned thereto in SECTION 5.02(d).

          "TRANSFEREE" shall mean any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

          "TRANSFEROR" shall mean any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

          "TRUST" shall mean the trust created hereby.

          "TRUST ASSETS" shall mean the assets comprising the Trust Fund.

          "TRUSTEE" shall mean Wells Fargo, in its capacity as trustee hereunder, or any successor trustee appointed as provided herein.

          "TRUSTEE REPORT" shall have the meaning assigned thereto in SECTION 4.02(a).

          "TRUSTEE'S FEE" shall mean, with respect to any Mortgage Loan or REO Loan, the fee designated as such and payable to the Trustee pursuant to
SECTION 8.05(a).

          "TRUSTEE'S FEE RATE" shall mean 0.0030% per annum.

          "TRUST FUND" shall mean, collectively, all of the assets of all the REMIC Pools, both of the Grantor Trust Pools and the Paradise Island Reserve Fund.

          "UCC" shall mean the Uniform Commercial Code in effect in the applicable jurisdiction.

          "UCC FINANCING STATEMENT" shall mean a financing statement filed, or to be filed, pursuant to the UCC.

          "UCC FINANCING STATEMENT AMENDMENT" shall mean a financing statement amendment filed, or to be filed, pursuant to the UCC.

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          "UNCERTIFICATED NOTIONAL AMOUNT" shall mean the notional amount on which any Group A-Y REMIC I Regular Interest accrues interest from time to time, calculated in accordance with SECTION 2.12(e) hereof, or on which REMIC II Regular Interest A-Y accrues interest from time to time, calculated in accordance with SECTION 2.14(e).

          "UNCERTIFICATED PRINCIPAL BALANCE" shall mean the principal balance outstanding from time to time of the Loan REMIC Regular Interest (calculated in accordance with SECTION 2.10(e) hereof), any REMIC I Regular Interest (calculated in accordance with SECTION 2.12(e) hereof) or any REMIC II Regular Interest (calculated in accordance with SECTION 2.14(e) hereof).

          "UNDERWRITERS" shall mean, collectively, CSFB Corporation and Lehman Brothers Inc.

          "UNDERWRITER EXEMPTION" shall mean PTE 89-90, as amended by PTE 97-34 and PTE 2000-58, and as may be subsequently amended following the Closing Date.

          "UNFUNDED PRINCIPAL BALANCE REDUCTION" shall mean any reduction made in the Class Principal Balance of any Class of Principal Balance Certificates pursuant to SECTION 4.04(a), the Uncertificated Principal Balance of any REMIC II Regular Interest pursuant to SECTION 4.04(b), the Uncertificated Principal Balance of any REMIC I Regular Interest pursuant to SECTION 4.04(c), or the Uncertificated Principal Balance of the Loan REMIC Regular Interest pursuant to
SECTION 4.04(d).

          "UNITED STATES SECURITIES PERSON" shall mean any "U.S. person" as defined in Rule 902(k) of Regulation S.

          "UNITED STATES TAX PERSON" shall mean a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Tax Persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

          "UNRESTRICTED SERVICER REPORTS" shall mean each of the files and reports comprising the CMSA Investor Reporting Package (excluding the CMSA Bond Level File, the CMSA Collateral Summary File and the Restricted Servicer Reports).

          "USAP" shall mean the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America.

          "USPAP" shall mean the Uniform Standards of Professional Appraisal Practices.

          "VOTING RIGHTS" shall mean the voting rights evidenced by the respective Certificates. At all times during the term of this Agreement, 99.0% of the Voting Rights shall be allocated among all the Holders of the various Classes of Principal Balance Certificates in proportion to the respective Class Principal Balances of such Classes, and 1.0% of the Voting Rights shall be allocated among all the Holders of the various Classes of Interest Only Certificates in proportion to the respective Class Notional Amounts of such Classes. Voting Rights allocated to a particular Class of Certificateholders shall be allocated among such Certificateholders in proportion to the respective Percentage Interests evidenced by their respective Certificates. No Voting Rights shall be allocated to the Class R or Class V Certificateholders.

          "WELLS FARGO" shall have the meaning assigned thereto in the Preliminary Statement to this Agreement.

          "WORKOUT FEE" shall mean the fee designated as such in, and payable to the applicable Special Servicer in connection with certain recoveries on a Corrected Mortgage Loan pursuant to, the second paragraph of SECTION 3.11(c).

          "WORKOUT FEE RATE" shall mean, with respect to each Corrected Mortgage Loan, 1.0%.

          "YIELD MAINTENANCE CERTIFICATES" shall mean the Class A-1, Class A-2, Class A-3, Class B, Class C-1, Class C-2, Class D, Class E, Class F and Class G Certificates.

          "YIELD MAINTENANCE CHARGE" shall mean, with respect to any Mortgage Loan, any premium, fee or other additional amount paid or payable, as the context requires, by a Borrower in connection with a Principal Prepayment on, or other early collection of principal of, a Mortgage Loan, calculated, in whole or in part, pursuant to a yield maintenance formula or otherwise pursuant to a formula that reflects the lost interest, including a Yield Maintenance Minimum Amount.

          "YIELD MAINTENANCE MINIMUM AMOUNT" shall mean, with respect to a Mortgage Loan that provides for a Yield Maintenance Charge to be paid in connection with any Principal Prepayment thereon or other early collection of principal thereof, any specified amount or specified percentage of the amount prepaid which constitutes the minimum amount that such Yield Maintenance Charge may be.

          SECTION 1.02. General Interpretive Principles.

          For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (i) the terms defined in this Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as in effect from time to time;

          (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (iv)    a reference to a Subsection without further reference to a
     Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (v) the words "herein", "hereof", "hereunder", "hereto", "hereby" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

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          (vi)    the terms "include" and "including" shall mean without
     limitation by reason of enumeration.

          SECTION 1.03. Certain Calculations in Respect of the Mortgage Pool.

          (a) All amounts collected by or on behalf of the Trust in respect of any Cross-Collateralized Group, including any payments from Borrowers, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, shall be applied among the Mortgage Loans constituting such Cross-Collateralized Group in accordance with the express provisions of the related Mortgage Loan Documents and, in the absence of such express provisions, in accordance with the Servicing Standard. All amounts collected by or on behalf of the Trust in respect of or allocable to any particular Mortgage Loan (whether or not such Mortgage Loan constitutes part of a Cross-Collateralized Group), including any payments from Borrowers, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds, shall be applied to amounts due and owing under the related Mortgage Note and Mortgage (including for principal and accrued and unpaid interest) in accordance with the express provisions of the related Mortgage Loan Documents and, in the absence of such express provisions or if and to the extent that such terms authorize the lender to use its discretion, shall be applied: FIRST, as a recovery of any related and unreimbursed Servicing Advances and, if applicable, unpaid Liquidation Expenses; SECOND, as a recovery of accrued and unpaid interest on such Mortgage Loan to, but not including, the date of receipt by or on behalf of the Trust (or, in the case of a full Monthly Payment from any Borrower, through the related Due Date), exclusive, however, of any portion of such accrued and unpaid interest that constitutes Default Interest or, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, that constitutes Post-ARD Additional Interest; THIRD, as a recovery of principal of such Mortgage Loan then due and owing, including by reason of acceleration of the Mortgage Loan following a default thereunder (or, if a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of principal to the extent of its entire remaining unpaid principal balance); FOURTH, unless a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of amounts to be currently applied to the payment of, or escrowed for the future payment of, real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items; FIFTH, unless a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of Reserve Funds to the extent then required to be held in escrow; SIXTH, as a recovery of any Default Charges then due and owing under such Mortgage Loan; SEVENTH, as a recovery of any Prepayment Premium or Yield Maintenance Charge then due and owing under such Mortgage Loan; EIGHTH, as a recovery of any assumption fees and modification fees then due and owing under such Mortgage Loan; NINTH, as a recovery of any other amounts then due and owing under such Mortgage Loan other than remaining unpaid principal and, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, other than Post-ARD Additional Interest; TENTH, as a recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance; and, ELEVENTH, in the case of an ARD Mortgage Loan after its Anticipated Repayment Date, as a recovery of accrued and unpaid Post-ARD Additional Interest on such ARD Mortgage Loan to but not including the date of receipt by or on behalf of the Trust.

          (b) Collections by or on behalf of the Trust in respect of each REO Property (exclusive of amounts to be applied to the payment of the costs of operating, managing, maintaining and disposing of such REO Property) shall be treated: FIRST, as a recovery of any related and unreimbursed Servicing Advances and, if applicable, unpaid Liquidation Expenses; SECOND, as a recovery of accrued and unpaid interest on the related REO Loan to, but not including, the Due Date in the Collection Period of receipt, by or on behalf of the Trust, exclusive, however, of any portion of such accrued and unpaid

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interest that constitutes Default Interest or, in the case of an REO Loan that relates to an ARD Mortgage Loan after its Anticipated Repayment Date, that constitutes Post-ARD Additional Interest; THIRD, as a recovery of principal of the related REO Loan to the extent of its entire unpaid principal balance; FOURTH, as a recovery of any Default Charges deemed to be due and owing in respect of the related REO Loan; FIFTH, as a recovery of any Prepayment Premium or Yield Maintenance Charge deemed to be due and owing in respect of the related REO Loan; SIXTH, as a recovery of any other amounts deemed to be due and owing in respect of the related REO Loan (other than, in the case of an REO Loan that relates to an ARD Mortgage Loan after its Anticipated Repayment Date, accrued and unpaid Post-ARD Additional Interest); and SEVENTH, in the case of an REO Loan that relates to an ARD Mortgage Loan after its Anticipated Repayment Date, as a recovery of any accrued and unpaid Post-ARD Additional Interest on such REO Loan to but not including the date of receipt by or on behalf of the Trust.

          (c) For the purposes of this Agreement, Post-ARD Additional Interest on an ARD Mortgage Loan or a successor REO Loan shall be deemed not to constitute principal or any portion thereof and shall not be added to the unpaid principal balance or Stated Principal Balance of such ARD Mortgage Loan or successor REO Loan, notwithstanding that the terms of the related loan documents so permit. To the extent any Post-ARD Additional Interest is not paid on a current basis, it shall be deemed to be deferred interest.

          (d) Insofar as amounts received in respect of any Mortgage Loan or REO Property and allocable to shared fees and shared charges owing in respect of such Mortgage Loan or the related REO Loan, as the case may be, that constitute Additional Master Servicing Compensation payable to the applicable Master Servicer and/or Additional Special Servicing Compensation payable to the applicable Special Servicer, are insufficient to cover the full amount of such fees and charges, such amounts shall be allocated between such of those fees and charges as are payable to the applicable Master Servicer, on the one hand, and such of those fees and charges as are payable to the applicable Special Servicer, on the other, PRO RATA in accordance with their respective entitlements in accordance with SECTION 3.11 hereof.

          (e) The foregoing applications of amounts received in respect of any Mortgage Loan or REO Property shall be determined by the applicable Master Servicer and reflected in the appropriate monthly report from such Master Servicer and in the appropriate monthly Trustee Report as provided in
SECTION 4.02.

          (f) In the case of each Mortgaged Property that is a residential cooperative property, the respective files and reports comprising the CMSA Investor Reporting Package (other than the CMSA Servicer Watch List) shall present the Projected Net Cash Flow for such Mortgaged Property and the Projected Debt Service Coverage Ratio for the related Co-op Mortgage Loan, as such terms apply to residential cooperative properties, if and to the extent that such file or report requires preparation and/or submission of data concerning net cash flow or debt service coverage.

          SECTION 1.04.   Cross-Collateralized Mortgage Loans.

          Notwithstanding anything herein to the contrary, it is hereby acknowledged that the groups of Mortgage Loans identified on the Mortgage Loan Schedule as being cross-collateralized with each other are, in the case of each such particular group of Mortgage Loans, by their terms, cross-defaulted and cross-collateralized with each other. For purposes of reference only in this Agreement, and without in any way limiting the servicing rights and powers of the applicable Master Servicer and/or the applicable Special Servicer, with respect to any Cross-Collateralized Mortgage Loan (or successor

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REO Loan), the Mortgaged Property (or REO Property) that relates or corresponds thereto shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including each of the defined terms set forth in SECTION 1.01, shall be interpreted in a manner consistent with this SECTION 1.04; PROVIDED that, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

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                                   ARTICLE II

                CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND
      WARRANTIES; ORIGINAL ISSUANCE OF LOAN REMIC REGULAR INTEREST, REMIC I REGULAR INTERESTS, REMIC II REGULAR INTERESTS, GROUP A-X REMIC III REGULAR
     INTERESTS, GROUP A-SP REMIC III REGULAR INTERESTS, LOAN REMIC RESIDUAL INTEREST, REMIC I RESIDUAL INTEREST, REMIC II RESIDUAL INTEREST, REMIC III
                       RESIDUAL INTEREST AND CERTIFICATES

          SECTION 2.01.   Conveyance of Mortgage Loans.

          (a) It is the intention of the parties hereto that a common law trust be established under the laws of the State of New York pursuant to this Agreement and, further, that such trust be designated as "Credit Suisse First Boston Mortgage Securities Trust 2002-CKN2". Wells Fargo is hereby appointed, and does hereby agree to act, as Trustee hereunder and, in such capacity, to hold the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders. It is not intended that this Agreement create a partnership or a joint-stock association.

          (b) The Depositor, concurrently with the execution and delivery hereof, does hereby sell, assign, transfer and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders, all the right, title and interest of the Depositor in, to and under (i) the Original Mortgage Loans, all payments under and proceeds of such Mortgage Loans received after the Closing Date (other than scheduled payments of interest and principal due on or before the respective Due Dates for the Original Mortgage Loans in May 2002), and all documents included in the related Mortgage Files and Servicing Files and any related Additional Collateral; (ii) any REO Property acquired in respect of any such Mortgage Loan; (iii) such funds or assets as from time to time are deposited in each Collection Account, the Distribution Account, the Interest Reserve Account, the Excess Liquidation Proceeds Account and, if established, each REO Account; (iv) the Mortgage Loan Purchase Agreements; (v) the Column Performance Guarantee; (vi) the NCBCC Performance Guarantee; (vii) the NCBFSB Performance Guarantee; (viii) the Paradise Island Letter of Credit; and (ix) all other assets included or to be included in the Trust Fund. This conveyance is subject to the right of the Designated Sub-Servicers to primary service certain of the Original Mortgage Loans pursuant to the Designated Sub-Servicer Agreements.

          Under GAAP, the Depositor shall report and cause all of its records to reflect: (i) its acquisition of the Original Column Mortgage Loans from Column, pursuant to the Column Mortgage Loan Purchase Agreement, as a purchase of such Mortgage Loans from Column; (ii) its acquisition of the Original KeyBank Mortgage Loans from KeyBank, pursuant to the KeyBank Mortgage Loan Purchase Agreement, as a purchase of such Mortgage Loans from KeyBank; (iii) its acquisition of the Original NCB Mortgage Loans from NCB, pursuant to the NCB Mortgage Loan Purchase Agreement, as a purchase of such Mortgage Loans from NCB;
(iv) its acquisition of the Original NCBCC Mortgage Loans from NCBCC, pursuant to the NCBCC Mortgage Loan Purchase Agreement, as a purchase of such Mortgage Loans from NCBCC; (v) its acquisition of the Original NCBFSB Mortgage Loans from NCBFSB, pursuant to the NCBFSB Mortgage Loan Purchase Agreement, as a purchase of such Mortgage Loans from NCBFSB; and (vi) its transfer of the Original Mortgage Loans to the Trust, pursuant to this SECTION 2.01(b), as a sale of such Mortgage Loans to the Trust; PROVIDED that, in the case

                                      -75-
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of the transactions described in CLAUSES (i) and (vi) of this sentence, the
Depositor shall do so only upon the sale of Certificates representing at least 10% of the aggregate Certificate Principal Balance of all the Certificates to parties that are not Affiliates of the Depositor. Regardless of its treatment of the transfer of the Original Mortgage Loans to the Trust under GAAP, the Depositor shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent clearly to reflect that the Original Mortgage Loans have been transferred to the Trust and are no longer available to satisfy claims of the Depositor's creditors.

          After the Depositor's transfer of the Original Mortgage Loans to the Trustee pursuant to this SECTION 2.01(b), the Depositor shall not take any action inconsistent with the Trust's ownership of the Mortgage Loans.

          (c) The conveyance of the Original Mortgage Loans and the related rights and property accomplished hereby is absolute and is intended by the parties hereto to constitute an absolute transfer of such Mortgage Loans and such other related rights and property by the Depositor to the Trustee for the benefit of the Certificateholders. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, the Depositor and the Trustee intend that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor and the Trustee also intend and agree that, in such event, (i) this Agreement shall constitute a security agreement under applicable law, (ii) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in all of the Depositor's right, title and interest in and to the assets constituting the Trust Fund, including the Mortgage Loans subject hereto from time to time, all principal and interest received on or with respect to such Mortgage Loans after the Closing Date (other than scheduled payments of interest and principal due and payable on such Mortgage Loans on or prior to the related Due Date in May 2002 or, in the case of a Replacement Mortgage Loan, on or prior to the related date of substitution), all amounts held from time to time in each Collection Account, the Distribution Account, the Interest Reserve Account, the Excess Liquidation Proceeds Account, each REO Account (if established) and the Paradise Island Reserve Fund, and all investment earnings on such amounts, and all of the Depositor's right, title and interest under the Mortgage Loan Purchase Agreements, the Column Performance Guarantee, the NCBCC Performance Guarantee and the NCBFSB Performance Guarantee, (iii) the possession by the Trustee or its agent of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law, and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor shall file or cause to be filed, as a precautionary filing, a Form UCC-1 financing statement substantially in the form attached as EXHIBIT J hereto in all appropriate locations in the State of Delaware promptly following the initial issuance of the Certificates, and the General Master Servicer shall prepare and file at each such office, and the Trustee shall execute, continuation statements with respect thereto, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Depositor hereby authorizes the Trustee and General Master Servicer to prepare and file in the name of the Depositor, and shall cooperate in a reasonable manner with the Trustee and the Master Servicers in

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preparing and filing, such continuation statements. This SECTION 2.01(C) shall constitute notice to the Trustee pursuant to any requirements of the UCC in effect in each applicable jurisdiction.

          (d)     In connection with the Depositor's assignment pursuant to
SECTION 2.01(b) above, the Depositor hereby represents and warrants that it has contractually obligated each Mortgage Loan Seller, at such Mortgage Loan Seller's expense, pursuant to the related Mortgage Loan Purchase Agreement, to deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, on or before the Closing Date, the Mortgage File and any Additional Collateral (other than Reserve Funds) for each Original Mortgage Loan acquired by the Depositor from such Mortgage Loan Seller. In addition, with respect to each Mortgage Loan under which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Depositor hereby represents and warrants that it has contractually obligated the related Mortgage Loan Seller, subject to the next paragraph, to cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee the related Mortgage Loan Seller's rights as the beneficiary thereof and drawing party thereunder. The Depositor shall deliver to the Trustee on or before the Closing Date a fully executed counterpart of each Mortgage Loan Purchase Agreement, the Column Performance Guarantee, the NCBCC Performance Guarantee and the NCBFSB Performance Guarantee.

          Notwithstanding the foregoing, if any Mortgage Loan Seller is unable to deliver any Letter of Credit constituting Additional Collateral for any of its Original Mortgage Loans, then that Mortgage Loan Seller may, in lieu thereof, deliver on behalf of the related Borrower, to be used for the same purposes as such missing Letter of Credit either: (i) a substitute instrument substantially comparable to, but in all cases in the same amount and with the same draw conditions and renewal rights as, that Letter of Credit and issued by an obligor that meets any criteria in the related Mortgage Loan Documents applicable to the issuer of that Letter of Credit; or (ii) a cash reserve in an amount equal to the amount of that Letter of Credit. For purposes of the delivery requirements of this SECTION 2.01, any such substitute instrument shall be deemed to be Additional Collateral of the type covered by the prior paragraph of this SECTION 2.01(d) and any such cash reserve shall be deemed to be Reserve Funds of the type covered by SECTION 2.01(f).

          (e) As soon as reasonably possible, and in any event within 45 days after the later of (i) the Closing Date (or, in the case of a Replacement Mortgage Loan substituted as contemplated by SECTION 2.03, after the related date of substitution) and (ii) the date on which all recording information necessary to complete the subject document is received by the Trustee, the Trustee shall complete (to the extent necessary), and shall submit for recording or filing, as the case may be, including via electronic means, if appropriate, in or with the appropriate office for real property records or UCC Financing Statements, as applicable, each assignment of Mortgage and assignment of Assignment of Leases in favor of the Trustee referred to in CLAUSES (iv) and (v) of the definition of "Mortgage File" that has been received by the Trustee or a Custodian on its behalf and each UCC Financing Statement Amendment in favor of the Trustee referred to in CLAUSE (viii) of the definition of "Mortgage File" that has been received by the Trustee or a Custodian on its behalf. Each such assignment shall reflect that it should be returned by the public recording office to the Trustee following recording, and each such UCC Financing Statement Amendment shall reflect that the file copy thereof or an appropriate receipt therefor, as applicable, should be returned to the Trustee following filing; PROVIDED that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases the Trustee shall obtain therefrom a copy of the recorded original. At such time

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as such assignments, UCC Financing Statement Amendments or verifications of electronic filing have been returned to the Trustee, the Trustee shall forward a copy thereof to the applicable Master Servicer. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Trustee shall direct the related Mortgage Loan Seller to prepare or cause to be prepared promptly, pursuant to the related Mortgage Loan Purchase Agreement, a substitute therefor or cure such defect, as the case may be, and thereafter the Trustee shall, upon receipt thereof, cause the same to be duly recorded or filed, as appropriate. If any Mortgage Loan Seller has been so notified and has not prepared a substitute document or cured such defect, as the case may be, within 60 days, the Trustee shall promptly notify the Master Servicers, the Special Servicers, the Rating Agencies and the Controlling Class Representative. The Depositor and the Trustee hereby acknowledge and agree that each Mortgage Loan Seller shall be responsible for paying the reasonable fees and out-of-pocket expenses of the Trustee in connection with the above-referenced recording and filing of documents insofar as it relates to the Original Mortgage Loans acquired by the Depositor from such Mortgage Loan Seller, as and to the extent provided for in the related Mortgage Loan Purchase Agreement; PROVIDED that no Mortgage Loan Seller shall actually record or file any such documents.

          (f)     In connection with the Depositor's assignment pursuant to
SECTION 2.01(b) above, the Depositor hereby represents and warrants that it has contractually obligated each Mortgage Loan Seller, at such Mortgage Loan Seller's expense, pursuant to the related Mortgage Loan Purchase Agreement, to deliver to and deposit with, or cause to be delivered to and deposited with, the applicable Master Servicer, on or before the Closing Date, the following items (except to the extent that any of the following items are to be retained by a primary servicer that will continue to act on behalf of the applicable Master Servicer as a Sub-Servicer): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, transaction screens, leases, rent rolls (or, in the case of Mortgage Loans secured by residential cooperative properties, maintenance schedules), third-party underwriting reports, insurance policies, legal opinions, tenant estoppels and any other relevant documents that the applicable Master Servicer or Special Servicer reasonably deems necessary to service the subject Mortgage Loan in the possession or under the control of such Mortgage Loan Seller that relate to the Original Mortgage Loans transferred by it to the Depositor and, to the extent they are not required to be a part of a Mortgage File for any such Original Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of such Mortgage Loan Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of such Original Mortgage Loans (PROVIDED that such Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication or any documents or materials prepared by it or its Affiliates solely for internal uses); and (ii) all unapplied Reserve Funds and Escrow Payments in the possession or under the control of such Mortgage Loan Seller that relate to the Original Mortgage Loans transferred by such Mortgage Loan Seller to the Depositor. Each Master Servicer shall hold all such documents, records and funds that it so receives on behalf of the Trustee in trust for the benefit of the Certificateholders.

          (g)     Also in connection with the Depositor's assignment pursuant to
SECTION 2.01(b) above, the Depositor shall deliver to and deposit with, or cause to be delivered to and deposited with, the applicable Master Servicer, on or before the Closing Date, the original or a copy of any Group Environmental Insurance Policy acquired by the Depositor or an Affiliate of the Depositor and the original of the Paradise Island Letter of Credit.

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          SECTION 2.02.  Acceptance of Mortgage Assets by Trustee.

          (a) Subject to the other provisions in this SECTION 2.02, the Trustee, by its execution and delivery of this Agreement, hereby accepts receipt on behalf of the Trust, directly or through a Custodian on its behalf, of (i) the Original Mortgage Loans and all documents delivered to it that constitute portions of the related Mortgage Files and (ii) all other assets delivered to it and included in the Trust Fund, in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and any other documents received by it that constitute portions of the Mortgage Files, and that it holds and will hold the Original Mortgage Loans and such other assets, together with any other Mortgage Loans and assets subsequently delivered to it that are to be included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee or such Custodian shall hold any Letter of Credit in a custodial capacity only and shall have no obligation to maintain, extend the term of, enforce or otherwise pursue any rights under such Letter of Credit. In connection with the foregoing, the Trustee hereby certifies to each of the other parties hereto and the Mortgage Loan Sellers that, as to each Original Mortgage Loan, except as to any LOC Cash Reserve and except as specifically identified in the Schedule of Exceptions to Mortgage File Delivery attached hereto as EXHIBIT B-2, (i) the Specially Designated Mortgage Loan Documents (without regard to Assignments of Leases, modification agreements and assumption agreements) are in its possession or the possession of a Custodian on its behalf, and (ii) such Mortgage Loan Documents have been reviewed by it or by such Custodian on its behalf and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Borrower),
(B) appear to have been executed and (C) purport to relate to such Mortgage
Loan.

          (b) On or about the 45th day following the Closing Date (and, if any exceptions are noted or if the recordation/filing contemplated by SECTION 2.01(e) has not been completed (based solely on receipt by the Trustee of the particular documents showing evidence of the recordation/filing), every 90 days thereafter until the earlier of (i) the date on which such exceptions are eliminated and such recordation/filing has been completed, and (ii) the date on which all the affected Mortgage Loans are removed from the Trust Fund), the Trustee or a Custodian on its behalf shall review the documents delivered to it or such Custodian with respect to each Original Mortgage Loan, and the Trustee shall, subject to SECTIONS 1.04, 2.02(c) and 2.02(d), certify in writing (substantially in the form of EXHIBIT B-3) to each of the other parties hereto, the Mortgage Loan Sellers and the Controlling Class Representative that, as to each Original Mortgage Loan then subject to this Agreement (except as to any LOC Cash Reserve and except as specifically identified in any exception report annexed to such certification): (i) the original Mortgage Note specified in CLAUSE (i) of the definition of "Mortgage File" and all allonges thereto, if any (or a copy of such Mortgage Note, together with a lost note affidavit and indemnity certifying that the original of such Mortgage Note has been lost), the original or copy of documents specified in CLAUSES (ii) through (v), (vii), (x),
(xii) and (xiii) of the definition of "Mortgage File" and, in the case of a hospitality property, the documents specified in CLAUSE (viii) of the definition of "Mortgage File" (without regard to the parenthetical) and any other Specially Designated Mortgage Loan Documents (without regard to modification agreements and assumption agreements), have been received by it or a Custodian on its behalf; (ii) if such report is due more than 180 days after the Closing Date, the recordation/filing contemplated by SECTION 2.01(e) has been completed (based solely on receipt by the Trustee of the particular recorded/filed documents or an appropriate receipt of recording/filing therefor); (iii) all documents received by it or any Custodian with respect to such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Borrower),

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(B) appear to have been executed and (C) purport to relate to such Mortgage
Loan; and (iv) based on the examinations referred to in SECTION 2.02(a) above and this SECTION 2.02(b) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in CLAUSE (iii)(a) and CLAUSE (vi) of the definition of "Mortgage Loan Schedule" accurately reflects the information set forth in the related Mortgage File.

          If a Mortgage Loan Seller, the Column Performance Guarantor, the NCBCC Performance Guarantor or the NCBFSB Performance Guarantor substitutes a Replacement Mortgage Loan for any Defective Mortgage Loan as contemplated by
SECTION 2.03, the Trustee or a Custodian on its behalf shall review the documents delivered to it or such Custodian with respect to such Replacement Mortgage Loan, and the Trustee shall deliver a certification comparable to that described in the prior paragraph, in respect of such Replacement Mortgage Loan, on or about the 30th day following the related date of substitution (and, if any exceptions are noted, every 90 days thereafter until the earlier of (i) the date on which such exceptions are eliminated and all related recording/filing has been completed, and (ii) the date on which such Replacement Mortgage Loan is removed from the Trust Fund).

          With respect to the documents described in CLAUSE (iii) of the definition of "Mortgage File", absent actual knowledge to the contrary, the Trustee may assume, for purposes of the certification(s) delivered in this
SECTION 2.02(a) or to be delivered pursuant to SECTION 2.02(b), that the Mortgage File for each Mortgage Loan includes a separate Assignment of Leases.

          With respect to the documents described in CLAUSE (viii) of the definition of "Mortgage File", absent actual knowledge to the contrary or copies of UCC Financing Statements delivered to the Trustee as part of the Mortgage File indicating otherwise, the Trustee may assume, for purposes of the certification(s) to be delivered pursuant to this SECTION 2.02(b), that the Mortgage File for each Mortgage Loan should include one state-level UCC Financing Statement filed in the state of incorporation or organization of the related Borrower for each Mortgaged Property (or with respect to any Mortgage Loan that has two or more Borrowers, for each related Borrower). To the extent appropriate under applicable law, the UCCs to be assigned to the Trust will be delivered on the new national forms and in recordable form and will be filed in the state of incorporation or organization as so indicated on the documents provided.

          (c) None of the Trustee, the Master Servicers, the Special Servicers or any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, binding, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Furthermore, except as expressly provided in SECTION 2.01(e), none of the Trustee, the Master Servicers, the Special Servicers or any Custodian shall have any responsibility for determining whether the text of any assignment or endorsement is in proper or recordable form, whether the requisite recording of any document is in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

          (d)     In performing the reviews contemplated by SUBSECTIONS (a) and
(b) above, the Trustee may conclusively rely on the related Mortgage Loan Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents specified in CLAUSES (i) through
(v),

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CLAUSE (vii) and, in the case of any Mortgage Loan secured by a Mortgage on a hospitality property, CLAUSE (viii) of the definition of "Mortgage File" and any other Specially Designated Mortgage Loan Documents, have been received and such additional information as will be necessary for delivering the certifications required by SUBSECTIONS (a) and (b) above.

          SECTION 2.03. Certain Repurchases and Substitutions of Mortgage Loans by the Mortgage Loan Sellers, the Column Performance Guarantor, the NCBCC Performance Guarantor and the NCBFSB Performance Guarantor.

          (a) If any party hereto discovers, or receives notice from a non-party, that a Document Defect or Breach exists with respect to any Mortgage Loan, then such party shall give prompt written notice thereof to the other parties hereto, including (unless it is the party that discovered the Document Defect or Breach) the Trustee. Upon the Trustee's discovery or receipt of notice that a Document Defect or Breach exists with respect to any Mortgage Loan, the Trustee shall notify the Controlling Class Representative, the Depositor and each Person that would be a Responsible Party with respect thereto if such Document Defect or Breach, as the case may be, were a Material Document Defect or a Material Breach, as applicable.

          If necessary, the Trustee shall request each Mortgage Loan Seller to comply with the second paragraph of Section 2(c) of the related Mortgage Loan Purchase Agreement with respect to any Document Defect or other deficiency in a Mortgage File relating to an Original Mortgage Loan transferred by such Mortgage Loan Seller to the Depositor. If the Trustee becomes aware of any failure on the part of any Mortgage Loan Seller to do so, the Trustee shall promptly notify the applicable Master Servicer and the applicable Special Servicer.

          (b) Promptly upon its becoming aware of any Material Document Defect or Material Breach with respect to any Mortgage Loan or its receipt of notice from the Trustee or any other party to this Agreement of a Material Document Defect or Material Breach with respect to any Mortgage Loan, the applicable Master Servicer shall (and the applicable Special Servicer may) notify the Responsible Party or Parties with respect thereto in writing of such Material Document Defect or Material Breach, as the case may be, and direct such Responsible Party or Parties that it or they, as the case may be, must, not later than 90 days from the receipt by such Responsible Party or Parties of such notice (or, if such Material Breach or Material Document Defect, as the case may be, relates to whether such Mortgage Loan is or, as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, and provided that such Responsible Party or Parties received prompt written notice thereof, within 90 days after any earlier discovery by any party to this Agreement of such Material Breach or Material Document Defect, as the case may be) (such 90-day period, in any case, the "INITIAL RESOLUTION PERIOD"), correct or cure such Material Document Defect or Material Breach, as the case may be, in all material respects, or repurchase the affected Mortgage Loan (as, if and to the extent required by the related Mortgage Loan Purchase Agreement, the Column Performance Guarantee, the NCBCC Performance Guarantee or the NCBFSB Performance Guarantee, as applicable), at the applicable Purchase Price; PROVIDED that if a Responsible Party with respect to any Material Document Defect or Material Breach certifies to the Trustee in writing (i) that such Material Document Defect or Material Breach, as the case may be, does not relate to whether the affected Mortgage Loan is or, as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, (ii) that such Material Document Defect or

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Material Breach, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that such Responsible Party has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach, as the case may be, during the applicable Initial Resolution Period, (iv) what actions such Responsible Party is pursuing in connection with the cure of such Material Document Defect or Material Breach, as the case may be, and (v) that such Responsible Party anticipates that such Material Document Defect or Material Breach, as the case may be, will be cured within an additional 90-day period (such additional 90-day period, the "RESOLUTION EXTENSION PERIOD") (a copy of which certification shall be delivered by the Trustee to the applicable Master Servicer, the applicable Special Servicer and the Controlling Class Representative), then such Responsible Party (or, if applicable, both of the Responsible Parties with respect to such Material Document Defect or Material Breach, as the case may be) shall have an additional period equal to any such applicable Resolution Extension Period to complete such correction or cure (or, upon failure to complete such correction or cure, to repurchase the affected Mortgage Loan); and PROVIDED, FURTHER, that, in lieu of repurchasing the affected Mortgage Loan as contemplated above (but, in any event, no later than such repurchase would have to have been completed), a Responsible Party with respect to any Material Document Defect or Material Breach shall be permitted, during the three-month period following the Startup Day for the REMIC Pool that holds the related Mortgage Loan (or during the two-year period following such Startup Day if the affected Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury regulation section 1.860G-2(f)), to replace the affected Mortgage Loan with one or more Qualifying Substitute Mortgage Loans and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to any other applicable terms and conditions of the related Mortgage Loan Purchase Agreement, the Column Performance Guarantee, the NCBCC Performance Guarantee or the NCBFSB Performance Guarantee, as applicable, and this Agreement. If any Mortgage Loan is to be repurchased or replaced as contemplated by this SECTION 2.03, the applicable Master Servicer shall designate its Collection Account as the account to which funds in the amount of the applicable Purchase Price or Substitution Shortfall Amount (as the case may be) are to be wired, and the applicable Master Servicer shall promptly notify the Trustee when such deposit is made. Any such repurchase or replacement of a Mortgage Loan shall be on a whole loan, servicing released basis.

          The remedies provided for in this SECTION 2.03(b) with respect to any Material Document Defect or Material Breach with respect to any Mortgage Loan shall apply to the related REO Property.

          If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased or replaced by a Mortgage Loan Seller, the Column Performance Guarantor, the NCBCC Performance Guarantor or the NCBFSB Performance Guarantor, as contemplated by this SECTION 2.03, then, prior to the subject repurchase or substitution, the applicable Master Servicer shall use its reasonable efforts, subject to the terms of the affected Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased or replaced, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; PROVIDED that no such termination shall be effected unless the Mortgage Loans from such Cross-Collateralized Group that are to remain part of the Trust Fund have a loan-to-value ratio of no more than 75% and a debt service coverage ratio of no less than 1.25x; and PROVIDED, FURTHER, that no such termination shall be effected unless and until the applicable Master Servicer and the Trustee

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have received from the related Mortgage Loan Seller, the Column Performance
Guarantor, the NCBCC Performance Guarantor or the NCBFSB Performance Guarantor, as applicable, (i) an Opinion of Counsel addressed to the Trustee and the applicable Master Servicer from Independent counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool and (ii) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Rated Certificates; and PROVIDED, FURTHER, that the related Mortgage Loan Seller, the Column Performance Guarantor, the NCBCC Performance Guarantor or the NCBFSB Performance Guarantor, as applicable, may, at its option, repurchase or replace the entire Cross-Collateralized Group without termination of the cross-collateralization. To the extent necessary and appropriate, the Trustee shall execute (or, subject to SECTION 3.10, provide the applicable Master Servicer with a limited power of attorney that enables the applicable Master Servicer to execute) the loan documentation referred to in the prior sentence; PROVIDED that the Trustee shall not be liable for any misuse of any such power of attorney by a Master Servicer. The applicable Master Servicer shall advance all costs and expenses incurred by the Trustee and such Master Servicer with respect to any Cross-Collateralized Group pursuant to this paragraph, and such advances shall (i) constitute and be reimbursable as Servicing Advances and (ii) be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased or replaced. No Master Servicer or Special Servicer shall be liable to any Certificateholder or any other party hereto if the cross-collateralization of any Cross-Collateralized Group cannot be terminated as contemplated by this paragraph for any reason beyond the control of such Master Servicer or Special Servicer, as the case may be.

          If the cross-collateralization of any Cross-Collateralized Group of Mortgage Loans cannot be terminated as contemplated by the preceding paragraph for any reason (including, but not limited to, the failure of the related Mortgage Loan Seller, the Column Performance Guarantor, the NCBCC Performance Guarantor or the NCBFSB Performance Guarantor, as the case may be, to satisfy any of the conditions set forth in the provisos to the first sentence of the preceding paragraph), then, for purposes of this SECTION 2.03, the related Mortgage Loan Purchase Agreement, and, in the case of a Cross-Collateralized Group of Column Mortgage Loans, the Column Performance Guarantee, and, in the case of a Cross-Collateralized Group of NCBCC Mortgage Loans, the NCBCC Performance Guarantee, and, in the case of a Cross-Collateralized Group of NCBFSB Mortgage Loans, the NCBFSB Performance Guarantee, including for purposes of (i) determining whether the particular Breach or Document Defect that gave rise to the repurchase/substitution obligation for such Cross-Collateralized Group is a Material Breach or Material Document Defect, as the case may be, and
(ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          Whenever one or more Replacement Mortgage Loans are substituted for a Defective Mortgage Loan by a Mortgage Loan Seller, the Column Performance Guarantor, the NCBCC Performance Guarantor or the NCBFSB Performance Guarantor, as contemplated by this SECTION 2.03, the applicable Master Servicer shall direct the party effecting the substitution to deliver the related Mortgage File to the Trustee, to certify that such Replacement Mortgage Loan satisfies or such Replacement Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" and to send such certification to the Trustee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this SECTION 2.03 if the Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent a cure of the relevant Material Breach or Material Document Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement

Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after the related Due Date in May 2002 and on or prior to the related date of substitution, shall be part of the Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the applicable Master Servicer to the party effecting the related substitution promptly following receipt.

          In the case of the 80 West End Avenue Mortgage Loan, the applicable Master Servicer shall monitor if and when a permanent certificate of occupancy is issued with respect to the 80 West End Avenue Property. If as of November 6, 2003 the related Borrower has not obtained a permanent certificate of occupancy for the 80 West End Avenue Property, then the applicable Master Servicer shall promptly so notify the Controlling Class Representative and NCB and, further, shall demand that NCB, pursuant to the NCB Mortgage Loan Purchase Agreement, repurchase the 80 West End Avenue Mortgage Loan at the Purchase Price, no later than December 31, 2003. The applicable Master Servicer shall designate the Collection Account as the account to which such Purchase Price shall be wired. The applicable Special Servicer shall enforce the rights of the Trust to require NCB's repurchase of the 80 West End Avenue Mortgage Loan upon NCB's failure to do so pursuant to the foregoing requirements.

          In connection with any repurchase of the 80 West End Avenue Mortgage Loan as contemplated by this SECTION 2.03(b), the Trustee shall effect a "qualified liquidation" of the Loan REMIC in accordance with the REMIC Provisions.

          If any Mortgage Loan is to be repurchased or replaced by a Mortgage Loan Seller, the Column Performance Guarantor, the NCBCC Performance Guarantor or the NCBFSB Performance Guarantor as contemplated by this SECTION 2.03, the applicable Master Servicer shall direct such party to amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s); and, upon its receipt of such amended Mortgage Loan Schedule, the applicable Master Servicer shall deliver or cause the delivery of such amended Mortgage Loan Schedule to the other parties hereto. Upon any substitution of one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, such Replacement Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

          The reasonable "out-of-pocket" costs and expenses incurred by the applicable Master Servicer, the applicable Special Servicer and/or the Trustee pursuant to this SECTION 2.03(b), including reasonable attorney fees and expenses, shall constitute Servicing Advances to the extent not collected from the related Mortgage Loan Seller, the Column Performance Guarantor, the NCBCC Performance Guarantor or the NCBFSB Performance Guarantor, as applicable.

          (c) Upon receipt of an Officer's Certificate from the applicable Master Servicer to the effect that the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced by the related Mortgage Loan Seller, the Column Performance Guarantor, the NCBCC Performance Guarantor or the NCBFSB Performance Guarantor as contemplated by this SECTION 2.03 has been deposited in such Master Servicer's Collection Account, and further, if applicable, upon receipt of the Mortgage File for each Replacement Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to SECTION 2.03(b) to be delivered by the party effecting the repurchase/substitution, the Trustee shall (i) release or cause the release of the Mortgage File and any Additional Collateral held by or on behalf of the Trustee for the Deleted Mortgage Loan to the party effecting the repurchase/substitution or its designee and (ii) execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the party effecting the repurchase/substitution or its designee the ownership of the Deleted Mortgage Loan, and the applicable Master Servicer shall notify the affected Borrowers of the transfers of the Deleted Mortgage Loan(s) and any Replacement Mortgage Loan(s). In connection with any such repurchase or substitution by the related Mortgage Loan Seller, the Column Performance Guarantor, the NCBCC Performance Guarantor or the NCBFSB Performance Guarantor, each of the applicable Master Servicer and the applicable Special Servicer shall deliver to the party effecting the repurchase/substitution or its designee any portion of the related Servicing File, together with any Escrow Payments, Reserve Funds and Additional Collateral, held by or on behalf of such Master Servicer or such Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the party effecting the repurchase/substitution. The reasonable "out-of-pocket" costs and expenses, including reasonable attorneys' fees and expenses, incurred by a Master Servicer, a Special Servicer and/or the Trustee pursuant to this SECTION 2.03(c), to the extent not collected from the related Mortgage Loan Seller, the Column Performance Guarantor, the NCBCC Performance Guarantor or the NCBFSB Performance Guarantor, shall be reimbursable to each of them as Servicing Advances in respect of the affected Mortgage Loan.

          (d) The related Mortgage Loan Purchase Agreement, the Column Performance Guarantee (in the case of the Column Mortgage Loans), the NCBCC Performance Guarantee (in the case of the NCBCC Mortgage Loans), the NCBFSB Performance Guarantee (in the case of the NCBFSB Mortgage Loans) and/or this Pooling and Servicing Agreement provide the sole remedies available to the Certificateholders, or the Trustee on their behalf, respecting any Document Defect or Breach. If, in connection with any Material Document Defect or Material Breach, each Responsible Party with respect thereto defaults on its obligations to cure such Material Document Defect or Material Breach, as the case may be, in all material respects or to repurchase or replace the affected Mortgage Loan as contemplated by this SECTION 2.03, then the applicable Master Servicer shall (and the applicable Special Servicer may) promptly notify the Trustee and the Controlling Class Representative, and the Trustee shall notify the Certificateholders. Thereafter, the applicable Master Servicer shall (and the applicable Special Servicer may) take such actions on behalf of the Trust with respect to the enforcement of such repurchase/substitution obligations (and if the applicable Master Servicer (or the applicable Special Servicer) is notified or otherwise becomes aware of a default on the part of any Mortgage Loan Seller in respect of its obligations under the second paragraph of Section 2(c) of the related Mortgage Loan Purchase Agreement, such Master Servicer shall (and such Special Servicer may) also take such actions on behalf of the Trust with respect to the enforcement of such obligations of such Mortgage Loan Seller), including the institution and prosecution of appropriate legal proceedings, as such Master Servicer (or, if applicable, such Special Servicer) shall determine are in the best interests of the Certificateholders (taken as a collective whole). Any and all reasonable "out-of-pocket" costs and expenses incurred by a Master Servicer, a Special Servicer and/or the Trustee pursuant to this SECTION 2.03(d), including, reasonable attorney's fees and expenses, to the extent not collected from the related Mortgage Loan Seller, the Column Performance Guarantor, the NCBCC Performance Guarantor or the NCBFSB Performance Guarantor, shall constitute Servicing Advances in respect of the affected Mortgage Loan.

          SECTION 2.04.  Representations and Warranties of the Depositor.

          (a) The Depositor hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

          (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (ii) The Depositor's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Depositor's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Depositor, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

          (iii) The Depositor has the full power and authority to own its properties, to conduct its business as presently conducted by it and to enter into and consummate all transactions involving the Depositor contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Depositor is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

          (vi) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated herein, except (A) for those consents, approvals, authorizations or orders that previously have been obtained, (B) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and sale of the Certificates by the Underwriters, and (C) any recordation of the assignments of Mortgage Loan Documents to the Trustee pursuant to
     SECTION 2.01(e), which has not yet been completed.

          (vii) The Depositor's transfer of the Original Mortgage Loans to the Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

          (viii) The Depositor is not transferring the Original Mortgage Loans to the Trustee with any intent to hinder, delay or defraud its present or future creditors.

          (ix) The Depositor has been solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Original Mortgage Loans to the Trustee, pursuant to SECTION 2.01(b).

          (x) After giving effect to its transfer of the Original Mortgage Loans to the Trustee, pursuant to SECTION 2.01(b), the value of the Depositor's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Depositor's debts and obligations, including contingent and unliquidated debts and obligations of the Depositor, and the Depositor will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

          (xi) The Depositor does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          (xii) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Depositor are pending or contemplated.

          (xiii) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor that, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or that, in the Depositor's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

          (xiv) Immediately prior to the transfer of the Original Mortgage Loans to the Trustee for the benefit of the Certificateholders pursuant to this Agreement, the Depositor had such right, title and interest in and to each Original Mortgage Loan as was transferred to it by the related Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement. The Depositor has not transferred any of its right, title and interest in and to the Original Mortgage Loans to any Person other than the Trustee.

          (xv) The Depositor is transferring all of its right, title and interest in and to the Original Mortgage Loans to the Trustee for the benefit of the Certificateholders free and clear of any and all liens, pledges, charges, security interests and other encumbrances created by or through the Depositor.

          (xvi) Except for any actions that are the express responsibility of another party hereunder or under any Mortgage Loan Purchase Agreement, and further except for actions that the Depositor is expressly permitted to complete subsequent to the Closing Date, the Depositor has taken all actions required under applicable law to effectuate the transfer of all of its right, title and interest in and to the Original Mortgage Loans by the Depositor to the Trustee.

          (b) The representations and warranties of the Depositor set forth in SECTION 2.04(A) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of any breach of any of such representations and warranties that materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice thereof to the other parties hereto.

          SECTION 2.05. Representations and Warranties of the General Master Servicer.

          (a) The General Master Servicer hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

          (i) The General Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, and the General Master Servicer is in compliance with the laws of each State in which any related Mortgaged Property is located to the extent necessary to ensure the enforceability of each non-Co-op Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The General Master Servicer's execution and delivery of, performance under and compliance with this Agreement, will not violate the General Master Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the General Master Servicer, is likely to affect materially and adversely either the ability of the General Master Servicer to perform its obligations under this Agreement or the financial condition of the General Master Servicer.

          (iii) The General Master Servicer has the full power and authority to enter into and consummate all transactions involving the General Master Servicer contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the General Master Servicer, enforceable against the General Master Servicer in accordance with the terms hereof, subject to
     (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The General Master Servicer is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the General Master Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the General Master Servicer to perform its obligations under this Agreement or the financial condition of the General Master Servicer.

          (vi) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the General Master Servicer of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained or where the lack of such consent, approval, authorization or order would not have a material adverse effect on the ability of the General Master Servicer to perform its obligations under this Agreement.

          (vii) No litigation is pending or, to the best of the General Master Servicer's knowledge, threatened against the General Master Servicer that, if determined adversely to the General Master Servicer, would prohibit the General Master Servicer from entering into this Agreement or that, in the General Master Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the General Master Servicer to perform its obligations under this Agreement or the financial condition of the General Master Servicer.

          (viii) The General Master Servicer has errors and omissions insurance in the amounts and with the coverage required by SECTION 3.07(d).

          (ix) The General Master Servicer has examined each of the Sub-Servicing Agreements entered into by the General Master Servicer that will be in effect as of the Closing Date with respect to the non-Co-op Mortgage Loans, and each such Sub-Servicing Agreement complies with the requirements of SECTION 3.22(a) in all material respects.

          (b) The representations and warranties of the General Master Servicer set forth in SECTION 2.05(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of a breach of any of such representations and warranties that materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

          (c) Any successor General Master Servicer shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in SECTION 2.05(a), subject to such appropriate modifications to the representation and warranty set forth in SECTION 2.05(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

          SECTION 2.06. Representations and Warranties of the General Special Servicer.

          (a) The General Special Servicer hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

          (i) The General Special Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the General Special Servicer is in compliance with the laws of each State in which any related Mortgaged Property is located to the extent necessary to ensure the enforceability of each non-Co-op Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The General Special Servicer's execution and delivery of, performance under and compliance with this Agreement will not violate the General Special Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default, in the good faith and reasonable judgment of the General Special Servicer, is likely to affect materially and adversely either the ability of the General Special Servicer to perform its obligations under this Agreement or the financial condition of the General Special Servicer.

          (iii) The General Special Servicer has the full power and authority to enter into and consummate all transactions involving the General Special Servicer contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the General Special Servicer, enforceable against the General Special Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The General Special Servicer is not in violation of, and its execution and delivery of, performance under and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the General Special Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the General Special Servicer to perform its obligations under this Agreement or the financial condition of the General Special Servicer.

          (vi) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the General Special Servicer of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained or where the lack of such consent, approval, authorization or order would not have a material adverse effect on the ability of the General Special Servicer to perform its obligations under this Agreement.

          (vii) No litigation is pending or, to the best of the General Special Servicer's knowledge, threatened against the General Special Servicer that, if determined adversely to the General Special Servicer, would prohibit the General Special Servicer from entering into this Agreement or that, in the General Special Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the General Special Servicer to perform its obligations under this Agreement or the financial condition of the General Special Servicer.

          (viii) The General Special Servicer has errors and omissions insurance in the amounts and with the coverage required by SECTION 3.07(d).

          (ix) As of the Closing Date, the General Special Servicer is not a party to any Sub-Servicing Agreement providing for the performance of duties of the General Special Servicer by any Sub-Servicers with respect to any of the Mortgage Loans or REO Properties.

          (b) The representations and warranties of the General Special Servicer set forth in SECTION 2.06(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of a breach of any of such representations and warranties that materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

          (c) Any successor General Special Servicer shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in SECTION 2.06(a), subject to such appropriate modifications to the representation and warranty set forth in SECTION 2.06(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

          SECTION 2.07. Representations and Warranties of the Co-op Master Servicer.

          (a) The Co-op Master Servicer hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

          (i) The Co-op Master Servicer is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States, and the Co-op Master Servicer is in compliance with the laws of each State in which any related Mortgaged Property is located to the extent necessary to ensure the enforceability of each Co-op Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The Co-op Master Servicer's execution and delivery of, performance under and compliance with this Agreement, will not violate the Co-op Master Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Co-op Master Servicer, is likely to affect materially and adversely either the ability of the Co-op Master Servicer to perform its obligations under this Agreement or the financial condition of the Co-op Master Servicer.

          (iii) The Co-op Master Servicer has the full power and authority to enter into and consummate all transactions involving the Co-op Master Servicer contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Co-op Master Servicer, enforceable against the Co-op Master Servicer in accordance with the terms hereof, subject to
     (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Co-op Master Servicer is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Co-op Master Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Co-op Master Servicer to perform its obligations under this Agreement or the financial condition of the Co-op Master Servicer.

          (vi) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Co-op Master Servicer of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained or where the lack of such consent, approval, authorization or order would not have a material adverse effect on the ability of the Co-op Master Servicer to perform its obligations under this Agreement.

          (vii) No litigation is pending or, to the best of the Co-op Master Servicer's knowledge, threatened against the Co-op Master Servicer that, if determined adversely to the Co-op Master Servicer, would prohibit the Co-op Master Servicer from entering into this Agreement or that, in the Co-op Master Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Co-op Master Servicer to perform its obligations under this Agreement or the financial condition of the Co-op Master Servicer.

          (viii) The Co-op Master Servicer has errors and omissions insurance in the amounts and with the coverage required by SECTION 3.07(d).

          (ix) As of the Closing Date, the Co-op Master Servicer is not a party to any Sub-Servicing Agreement providing for the performance of duties of the Co-op Master Servicer by any Sub-Servicer with respect to the Co-op Mortgage Loans.

          (b) The representations and warranties of the Co-op Master Servicer set forth in SECTION 2.07(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of a breach of any of such representations and warranties that materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

          (c) Any successor Co-op Master Servicer shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in SECTION 2.07(a), subject to such appropriate modifications to the representation and warranty set forth in SECTION 2.07(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

          SECTION 2.08. Representations and Warranties of the Co-op Special Servicer.

          (a) The Co-op Special Servicer hereby represents and warrants to each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

          (i) The Co-op Special Servicer is a corporation duly organized, validly existing and in good standing under the laws of the United States, and the Co-op Special Servicer is in compliance with the laws of each State in which any related Mortgaged Property is located to the extent necessary to ensure the enforceability of each Co-op Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The Co-op Special Servicer's execution and delivery of, performance under and compliance with this Agreement will not violate the Co-op Special Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default, in the good faith and reasonable judgment of the Co-op Special Servicer, is likely to affect materially and adversely either the ability of the Co-op Special Servicer to perform its obligations under this Agreement or the financial condition of the Co-op Special Servicer.

          (iii) The Co-op Special Servicer has the full power and authority to enter into and consummate all transactions involving the Co-op Special Servicer contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Co-op Special Servicer, enforceable against the Co-op Special Servicer in accordance with the terms hereof, subject to
     (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Co-op Special Servicer is not in violation of, and its execution and delivery of, performance under and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Co-op Special Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Co-op Special Servicer to perform its obligations under this Agreement or the financial condition of the Co-op Special Servicer.

          (vi) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Co-op Special Servicer of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained or where the lack of such consent, approval, authorization or order would not have a material adverse effect on the ability of the Co-op Special Servicer to perform its obligations under this Agreement.

          (vii) No litigation is pending or, to the best of the Co-op Special Servicer's knowledge, threatened against the Co-op Special Servicer that, if determined adversely to the Co-op Special Servicer, would prohibit the Co-op Special Servicer from entering into this Agreement or that, in the Co-op Special Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Co-op Special Servicer to perform its obligations under this Agreement or the financial condition of the Co-op Special Servicer.

          (viii) The Co-op Special Servicer has errors and omissions insurance in the amounts and with the coverage required by SECTION 3.07(d).

          (ix) As of the Closing Date, the Co-op Special Servicer is not a party to any Sub-Servicing Agreement providing for the performance of duties of the Co-op Special Servicer by any Sub-Servicer with respect to any Co-op Mortgage Loans or related REO Properties.

          (b) The representations and warranties of the Co-op Special Servicer set forth in SECTION 2.08(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of a breach of any of such representations and warranties that materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

          (c) Any successor Co-op Special Servicer shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in SECTION 2.08(a), subject to such appropriate modifications to the representation and warranty set forth in SECTION 2.08(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

          SECTION 2.09.  Representations, Warranties and Covenants of the
                         Trustee.

          (a) The Trustee hereby represents and warrants to, and covenants with, each of the other parties hereto and for the benefit of the Certificateholders, as of the Closing Date, that:

          (i) The Trustee is duly organized and validly existing as a national banking association under the laws of the United States and is, shall be or, if necessary, shall appoint a co-trustee that is, in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan (insofar as such enforceability is dependent upon compliance by the Trustee with such laws) and to perform its obligations under this Agreement.

          (ii) The Trustee's execution and delivery of, performance under and compliance with this Agreement, will not violate the Trustee's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which breach or default, in the good faith and reasonable judgment of the Trustee is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

          (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally and, in particular, the rights of creditors of national banking associations, and
     (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Trustee is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

          (vi) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Trustee of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

          (vii) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee that, if determined adversely to the Trustee, would prohibit the Trustee from entering into this Agreement or that, in the Trustee's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

          (viii) The Trustee is eligible to act as trustee hereunder in accordance with SECTION 8.06.

          (b) The representations, warranties and covenants of the Trustee set forth in SECTION 2.09(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any party hereto of a breach of any such representations, warranties and covenants that materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice thereof to the other parties hereto.

          (c) Any successor Trustee shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in
SECTION 2.09(a), subject to such appropriate modifications to the representation, warranty and covenant set forth in SECTION 2.09(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

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          SECTION 2.10.  Creation of the Loan REMIC; Issuance of the Loan
                         REMIC Regular Interest and the Loan REMIC Residual Interest; Certain Matters Involving the Loan REMIC

          (a) It is the intention of the parties hereto that the following segregated pool of assets constitute a REMIC for federal income tax purposes and, further, that such segregated pool of assets be designated as the "LOAN REMIC": (i) the 80 West End Avenue Mortgage Loan and any Replacement Mortgage Loan substituted for the 80 West End Avenue Mortgage Loan, together with (A) all payments under and proceeds of each such Mortgage Loan received while it is part of the Loan REMIC (other than any such amounts that constitute scheduled payments of interest and principal due on or before the related Due Date in May 2002 or, in the case of a Replacement Mortgage Loan, on or before the related date of substitution, and exclusive of any such amounts that constitute Excess Servicing Fees and (B) all rights of the holder of each such Mortgage Loan under the related Mortgage Loan Documents and in and to any related Additional Collateral; (ii) any REO Property acquired with respect to the 80 West End Avenue Mortgage Loan or any Replacement Mortgage Loan substituted for the 80 West End Avenue Mortgage Loan; (iii) such funds and assets as from time to time are deposited in the Collection Account, the Distribution Account, the Interest Reserve Account, the Excess Liquidation Proceeds Account and, if established, the REO Account with respect to the 80 West End Avenue Mortgage Loan, any Replacement Mortgage Loan substituted for the 80 West End Avenue Mortgage Loan or any related REO Property (exclusive of any such amounts that constitute Excess Servicing Fees); and (iv) the rights of the Depositor under the NCB Mortgage Loan Purchase Agreement with respect to the 80 West End Avenue Mortgage Loan, any Replacement Mortgage Loan substituted for the 80 West End Avenue Mortgage Loan or any related REO Property. The Closing Date is hereby designated as the "STARTUP DAY" of the Loan REMIC within the meaning of Section 860G(a)(9) of the Code.

          (b) Concurrently with the assignment of the 80 West End Avenue Mortgage Loan and certain related assets to the Trustee pursuant to SECTION 2.01(b) and in exchange therefor, the Loan REMIC Regular Interest and the Loan REMIC Residual Interest shall be issued. Neither the Loan REMIC Residual Interest nor the Loan REMIC Regular Interest shall be certificated. The Loan REMIC Regular Interest and the Loan REMIC Residual Interest shall collectively constitute the entire beneficial ownership of the Loan REMIC.

          (c) The Loan REMIC Regular Interest shall constitute the "regular interest" (within the meaning of Section 860G(a)(1) of the Code), and the Loan REMIC Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in the Loan REMIC. None of the parties hereto, to the extent it is within the control thereof, shall create or permit the creation of any other "interests" in the Loan REMIC (within the meaning of Treasury regulation section 1.860D-1(b)(1)).

          (d) The designation for the Loan REMIC Regular Interest shall be the identification number for the 80 West End Avenue Mortgage Loan set forth in the Mortgage Loan Schedule.

          (e) The Loan REMIC Regular Interest shall have an Uncertificated Principal Balance. As of the Closing Date, the Uncertificated Principal Balance of the Loan REMIC Regular Interest shall equal the Cut-off Date Principal Balance of the 80 West End Avenue Mortgage Loan (as specified in the Mortgage Loan Schedule). On each Distribution Date, the Uncertificated Principal Balance of the Loan REMIC Regular Interest shall be permanently reduced by any distributions of principal deemed made with respect to the Loan REMIC Regular Interest on such Distribution Date pursuant to SECTION 4.01(m) and, further, by any Unfunded Principal Balance Reduction made with respect to the Loan REMIC Regular Interest on such Distribution Date pursuant to SECTION 4.04(e). Except as provided in the preceding sentence, the Uncertificated Principal Balance of the Loan REMIC Regular Interest shall not otherwise be increased or reduced. Deemed distributions to REMIC I in reimbursement of Unfunded Principal Balance Reductions with respect to the Loan REMIC Regular Interest shall not constitute deemed distributions of principal and shall not result in any reduction of the Uncertificated Principal Balance of the Loan REMIC Regular Interest.

          (f) The Loan REMIC Regular Interest shall have a Loan REMIC Remittance Rate. The Loan REMIC Remittance Rate with respect to the Loan REMIC Regular Interest for any Interest Accrual Period shall be calculated as follows:

          (i) if, as of the Closing Date, the 80 West End Avenue Mortgage Loan bears or bore, as the case may be, interest calculated on a 30/360 Basis, then the Loan REMIC Remittance Rate with respect to the Loan REMIC Regular Interest for any Interest Accrual Period shall equal the Net Mortgage Rate in effect for the 80 West End Avenue Mortgage Loan as of the Closing Date; and

         (ii) if, as of the Closing Date, the 80 West End Avenue Mortgage Loan bears or bore, as the case may be, interest calculated on an Actual/360 Basis, then the Loan REMIC Remittance Rate with respect to the Loan REMIC Regular Interest for any Interest Accrual Period shall (subject to adjustment as provided below in this CLAUSE (ii)) equal the product of
     (A) a fraction (expressed as a percentage), the numerator of which is the number of days in such Interest Accrual Period, and the denominator of which is 30, multiplied by (B) the Net Mortgage Rate in effect for the 80 West End Avenue Mortgage Loan as of the Closing Date; PROVIDED that, if the subject Interest Accrual Period occurs during the month of January of 2003 or any year thereafter or during the month of December of 2002 or any year thereafter that does not immediately precede a leap year, the Loan REMIC Remittance Rate with respect to the Loan REMIC Regular Interest for such Interest Accrual Period shall equal (M) the Loan REMIC Remittance Rate with respect to the Loan REMIC Regular Interest for such Interest Accrual Period, calculated without regard to this proviso, minus (N) a fraction (expressed as a percentage), the numerator of which is equal to 12 times any Interest Reserve Amount for the 80 West End Avenue Mortgage Loan, any Replacement Mortgage Loan that is substituted for the 80 West End Avenue Mortgage Loan or any successor REO Loan with respect to the foregoing, that is to be transferred from the Distribution Account to the Interest Reserve Account on the related Distribution Date in accordance with
     SECTION 3.04(c), and the denominator of which is equal to the Uncertificated Principal Balance of the Loan REMIC Regular Interest outstanding immediately prior to the related Distribution Date; and, PROVIDED, FURTHER, that, if the subject Interest Accrual Period occurs during the month of February of 2003 or any year thereafter, the Loan REMIC Remittance Rate with respect to the Loan REMIC Regular Interest for such Interest Accrual Period shall equal (S) the Loan REMIC Remittance Rate with respect to the Loan REMIC Regular Interest for such Interest Accrual Period, calculated without regard to this proviso, plus (T) a fraction (expressed as a percentage), the numerator of which is equal to 12 times any Interest Reserve Amount(s) for the 80 West End Avenue Mortgage Loan, any Replacement Mortgage Loan that is substituted for the 80 West End Avenue Mortgage Loan or any successor REO Loan with respect to the foregoing, that is or are to be transferred from the Interest Reserve

     Account to the Distribution Account pursuant to SECTION 3.05(c) for distribution on the related Distribution Date, and the denominator of which is equal to the Uncertificated Principal Balance of the Loan REMIC Regular Interest outstanding immediately prior to the related Distribution Date.

          (g) The Loan REMIC Regular Interest shall bear interest, and such interest shall commence accruing on May 1, 2002. Such interest shall be calculated on a 30/360 Basis and, during each Interest Accrual Period, shall accrue at the Loan REMIC Remittance Rate with respect to the Loan REMIC Regular Interest for such Interest Accrual Period on the Uncertificated Principal Balance of the Loan REMIC Regular Interest outstanding immediately prior to the related Distribution Date. The total amount of such interest accrued with respect to the Loan REMIC Regular Interest during each Interest Accrual Period (herein referred to as the "Interest Accrual Amount" with respect to the Loan REMIC Regular Interest for such Interest Accrual Period) shall equal 1/12 of the product of (i) the Loan REMIC Remittance Rate with respect to the Loan REMIC Regular Interest for such Interest Accrual Period, multiplied by (ii) the Uncertificated Principal Balance of the Loan REMIC Regular Interest outstanding immediately prior to the related Distribution Date. The portion of the Interest Accrual Amount with respect to the Loan REMIC Regular Interest for any Interest Accrual Period that shall be distributable to REMIC I, as the holder of the Loan REMIC Regular Interest, on the related Distribution Date pursuant to
SECTION 4.01(m), shall be an amount (herein referred to as the "CURRENT INTEREST DISTRIBUTION AMOUNT" with respect to the Loan REMIC Regular Interest for the related Distribution Date) equal to (i) the Interest Accrual Amount with respect to the Loan REMIC Regular Interest for the related Interest Accrual Period, reduced (to not less than zero) by (ii) the portion of any Net Aggregate Prepayment Interest Shortfall for such Distribution Date that is attributable to the 80 West End Avenue Mortgage Loan or any Replacement Mortgage Loan that is substituted for the 80 West End Avenue Mortgage Loan. If the entire Current Interest Distribution Amount with respect to the Loan REMIC Regular Interest for any Distribution Date is not deemed distributed to REMIC I, as the holder of the Loan REMIC Regular Interest, on such Distribution Date pursuant to
SECTION 4.01(m), then the unpaid portion of such Current Interest Distribution Amount shall be added to, and be payable as part of, the Carryforward Interest Distribution Amount with respect to the Loan REMIC Regular Interest for future Distribution Dates. The "CARRYFORWARD INTEREST DISTRIBUTION AMOUNT" with respect to the Loan REMIC Regular Interest for any Distribution Date shall be an amount equal to the excess, if any, of (i) all Current Interest Distribution Amounts with respect to the Loan REMIC Regular Interest for all prior Distribution Dates, if any, over (ii) the total amount of interest deemed distributed to REMIC I with respect to the Loan REMIC Regular Interest on all such prior Distribution Dates, if any, pursuant to SECTION 4.01(m).

          (h)     Solely for purposes of satisfying Treasury regulation
section 1.860G-1(a)(4)(iii), the Latest Possible Maturity Date for the Loan REMIC Regular Interest shall be the Rated Final Distribution Date.

          (i) The Loan REMIC Residual Interest shall not have a principal balance and shall not bear interest.

          SECTION 2.11. Conveyance of the Loan REMIC Regular Interest; Acceptance of the Loan REMIC Regular Interest by Trustee.

          The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all of its right, title and interest in and to the Loan REMIC Regular Interest to the Trustee for the benefit of the Holders of the REMIC III Regular Interest Certificates and the Class R Certificates. The Trustee acknowledges the assignment to it of the Loan REMIC Regular Interest and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC III Regular Interest Certificates and the Class R Certificates.

          SECTION 2.12. Creation of REMIC I; Issuance of the REMIC I Regular Interests and the REMIC I Residual Interest; Certain Matters Involving REMIC I.

          (a) It is the intention of the parties hereto that the following segregated pool of assets constitute a REMIC for federal income tax purposes and, further, that such segregated pool of assets be designated as "REMIC I":
(i) the Mortgage Loans that are from time to time subject to this Agreement (other than the Mortgage Loan(s) held by the Loan REMIC), together with (A) all payments under and proceeds of such Mortgage Loans received after the Closing Date or, in the case of any such Mortgage Loan that is a Replacement Mortgage Loan, after the related date of substitution (other than scheduled payments of interest and principal due on or before the respective Due Dates for such Mortgage Loans in May 2002 or, in the case of any such Mortgage Loan that is a Replacement Mortgage Loan, on or before the related date of substitution, and exclusive of any such amounts that constitute Excess Servicing Fees and/or Post-ARD Additional Interest), and (B) all rights of the holder of such Mortgage Loans under the related Mortgage Loan Documents and in and to any related Additional Collateral; (ii) any REO Property acquired in respect of any Mortgage Loan (other than a Mortgage Loan held by the Loan REMIC); (iii) such funds and assets as from time to time are deposited in the Collection Accounts, the Distribution Account, the Interest Reserve Account, the Excess Liquidation Proceeds Account and, if established, the REO Accounts (exclusive of any such amounts that constitute Excess Servicing Fees and/or Post-ARD Additional Interest, and further exclusive of any such amounts that are held as part of the Loan REMIC); (iv) the rights of the Depositor under the respective Mortgage Loan Purchase Agreements; (v) the rights of the Trustee under the Column Performance Guarantee, the NCBCC Performance Guarantee and the NCBFSB Performance Guarantee (other than with respect to the Mortgage Loan(s) held by the Loan REMIC); and
(vi) the Loan REMIC Regular Interest and all payments under and proceeds of the Loan REMIC Regular Interest received after the Closing Date. The Closing Date is hereby designated as the "STARTUP DAY" of REMIC I within the meaning of Section 860G(a)(9) of the Code.

          (b) Concurrently with the assignment to the Trustee of the Original Mortgage Loans (other than the 80 West End Avenue Mortgage Loan) and certain related assets, pursuant to SECTION 2.01(b), and of the Loan REMIC Regular Interest, pursuant to SECTION 2.11, and in exchange therefor, the REMIC I Regular Interests and the REMIC I Residual Interest shall be issued. Two separate REMIC I Regular Interests shall be issued with respect to each Original Mortgage Loan that is a Specially Designated Co-op Mortgage Loan, a single separate REMIC I Regular Interest shall be issued with respect to the Loan REMIC Regular Interest (and, accordingly, the 80 West End Avenue Mortgage Loan) and a single separate REMIC I Regular Interest shall be issued with respect to each other Original

Mortgage Loan. For purposes of this Agreement: (i) the REMIC I Regular Interest issued with respect to the Loan REMIC Regular Interest shall relate to the Loan REMIC Regular Interest, to the Mortgage Loan(s) held by the Loan REMIC and to each REO Loan deemed outstanding with respect to an REO Property held by the Loan REMIC; and (ii) each other REMIC I Regular Interest shall relate to the Original Mortgage Loan in respect of which it was issued, to each Replacement Mortgage Loan (if any) substituted for such Original Mortgage Loan, and to each REO Loan deemed outstanding with respect to any REO Property acquired in respect of such Original Mortgage Loan or any such Replacement Mortgage Loan. Neither the REMIC I Residual Interest nor any of the REMIC I Regular Interests shall be certificated. The REMIC I Regular Interests and the REMIC I Residual Interest shall collectively constitute the entire beneficial ownership of REMIC I.

          (c) The REMIC I Regular Interests shall constitute the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the REMIC I Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in REMIC I. None of the parties hereto, to the extent it is within the control thereof, shall create or permit the creation of any other "interests" in REMIC I (within the meaning of Treasury regulation section 1.860D-1(b)(1)).

          (d) One of the REMIC I Regular Interests that relates to each Original Mortgage Loan that is a Specially Designated Co-op Mortgage Loan shall be a "Group PB REMIC I Regular Interest", and the other REMIC I Regular Interest that relates to such Original Mortgage Loan shall be a "Group A-Y REMIC I Regular Interest". The sole REMIC I Regular Interest that relates to each Original Mortgage Loan that is not a Specially Designated Co-op Mortgage Loan, including the sole REMIC I Regular Interest that relates to the Loan REMIC Regular Interest (and, accordingly, the 80 West End Avenue Mortgage Loan), shall be a "Group PB REMIC I Regular Interest". The designation for each Group PB REMIC I Regular Interest shall be the identification number for the related Original Mortgage Loan set forth in the Mortgage Loan Schedule preceded by "PB-". The designation for each Group A-Y REMIC I Regular Interest shall be the identification number for the related Original Mortgage Loan set forth in the Mortgage Loan Schedule preceded by "A-Y-".

          (e) Each Group PB REMIC I Regular Interest shall have an Uncertificated Principal Balance. As of the Closing Date, the Uncertificated Principal Balance of the Group PB REMIC I Regular Interest issued in respect of the Loan REMIC Regular Interest shall equal the then Uncertificated Principal Balance of the Loan REMIC Regular Interest and the Uncertificated Principal Balance of each other Group PB REMIC I Regular Interest shall equal the Cut-off Date Principal Balance of the related Original Mortgage Loan (as specified in the Mortgage Loan Schedule). On each Distribution Date, the Uncertificated Principal Balance of each Group PB REMIC I Regular Interest shall be permanently reduced by any distributions of principal deemed made with respect to such REMIC I Regular Interest on such Distribution Date pursuant to SECTION 4.01(l) and, further, by any Unfunded Principal Balance Reduction made with respect to such REMIC I Regular Interest on such Distribution Date pursuant to
SECTION 4.04(c). Except as provided in the preceding sentence, the Uncertificated Principal Balance of each Group PB REMIC I Regular Interest shall not otherwise be increased or reduced. Deemed distributions to REMIC II in reimbursement of Unfunded Principal Balance Reductions with respect to a Group PB REMIC I Regular Interest shall not constitute deemed distributions of principal and shall not result in any reduction of the Uncertificated Principal Balance of such REMIC I Regular Interest.

          The Group A-Y REMIC I Regular Interests shall not have principal balances. For purposes of accruing interest, however, each Group A-Y REMIC I Regular Interest shall have an Uncertificated Notional Amount that is, as of any date of determination, equal to the then total Stated Principal Balance of the related Mortgage Loan(s) and/or REO Loan(s).

          (f)     Each REMIC I Regular Interest shall have a REMIC I Remittance
Rate.

          With respect to the Group PB REMIC I Regular Interest issued in respect of the Loan REMIC Regular Interest, the REMIC I Remittance Rate for any Interest Accrual Period shall equal the Loan REMIC Remittance Rate in respect of the Loan REMIC Regular Interest for such Interest Accrual Period. The REMIC I Remittance Rate with respect to any other particular Group PB REMIC I Regular Interest for any Interest Accrual Period shall be calculated as follows:

          (i) if, as of the Closing Date, the related Original Mortgage Loan bears or bore, as the case may be, interest calculated on a 30/360 Basis, then the REMIC I Remittance Rate with respect to the subject Group PB
     REMIC I Regular Interest for any Interest Accrual Period shall equal the Net Mortgage Rate in effect for the related Original Mortgage Loan as of the Closing Date (reduced by the related Class A-Y Strip Rate if such Original Mortgage Loan is or was, as the case may be, a Specially Designated Co-op Mortgage Loan); and

          (ii) if, as of the Closing Date, the related Original Mortgage Loan bears or bore, as the case may be, interest calculated on an Actual/360 Basis, then the REMIC I Remittance Rate with respect to the subject REMIC I Regular Interest for any Interest Accrual Period shall (subject to adjustment as provided below in this CLAUSE (ii)) equal the product of (A) a fraction (expressed as a percentage), the numerator of which is the number of days in such Interest Accrual Period, and the denominator of which is 30, multiplied by (B) the Net Mortgage Rate in effect for the related Original Mortgage Loan as of the Closing Date (reduced by the related Class A-Y Strip Rate if such Original Mortgage Loan is or was, as the case may be, a Specially Designated Co-op Mortgage Loan); PROVIDED that, in the case of a REMIC I Regular Interest that corresponds to an Interest Reserve Loan, if the subject Interest Accrual Period occurs during the month of January of 2003 or any year thereafter or during the month of December of 2002 or any year thereafter that does not immediately precede a leap year, the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period shall equal (M) the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period, calculated without regard to this proviso, MINUS
     (N) a fraction (expressed as a percentage), the numerator of which is equal to 12 times the related Interest Reserve Amount that is to be transferred from the Distribution Account to the Interest Reserve Account on the related Distribution Date in accordance with SECTION 3.04(c), and the denominator of which is equal to the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to the related Distribution Date; and, PROVIDED, FURTHER, that, in the case of a REMIC I Regular Interest that corresponds to an Interest Reserve Loan, if the subject Interest Accrual Period occurs during the month of February of 2003 or any year thereafter, the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period shall equal (S) the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period, calculated without regard to this proviso, PLUS (T) a fraction (expressed as a percentage), the numerator of which is equal to 12 times any related Interest Reserve Amount(s) to be transferred from the Interest Reserve Account to the Distribution

     Account pursuant to SECTION 3.05(c) for distribution on the related Distribution Date, and the denominator of which is equal to the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to the related Distribution Date.

          The REMIC I Remittance Rate with respect to any particular Group A-Y REMIC I Regular Interest for any Interest Accrual Period shall be calculated as follows:

          (i) if, as of the Closing Date, the related Original Mortgage Loan bears or bore, as the case may be, interest calculated on a 30/360 Basis, then the REMIC I Remittance Rate with respect to the subject Group A-Y REMIC I Regular Interest for any Interest Accrual Period shall equal the Class A-Y Strip Rate for such Original Mortgage Loan; and

          (ii) if, as of the Closing Date, the related Original Mortgage Loan bears or bore, as the case may be, interest calculated on an Actual/360 Basis, then the REMIC I Remittance Rate with respect to the subject Group A-Y REMIC I Regular Interest for any Interest Accrual Period shall equal the product of (A) the Class A-Y Strip Rate for such Original Mortgage Loan, multiplied by (B) a fraction, the numerator of which is the number of days in such Interest Accrual Period, and the denominator of which is 30.

          (g) Each REMIC I Regular Interest shall bear interest, and such interest shall commence accruing on May 1, 2002. In the case of each REMIC I Regular Interest, such interest shall be calculated on a 30/360 Basis and, during each Interest Accrual Period, shall accrue at the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period on the Uncertificated Principal Balance (or, in the case of a Group A-Y REMIC I Regular Interest, the Uncertificated Notional Amount) of such REMIC I Regular Interest outstanding immediately prior to the related Distribution Date. The total amount of such interest accrued with respect to each REMIC I Regular Interest during each Interest Accrual Period (herein referred to as the "INTEREST ACCRUAL AMOUNT" with respect to such REMIC I Regular Interest for such Interest Accrual Period) shall equal 1/12 of the product of (i) the REMIC I Remittance Rate with respect to such REMIC I Regular Interest for such Interest Accrual Period, multiplied by (ii) the Uncertificated Principal Balance (or, in the case of a Group A-Y REMIC I Regular Interest, the Uncertificated Notional Amount) of such REMIC I Regular Interest outstanding immediately prior to the related Distribution Date. The portion of the Interest Accrual Amount with respect to any REMIC I Regular Interest for any Interest Accrual Period that shall be distributable to REMIC II, as the holder of such REMIC I Regular Interest, on the related Distribution Date pursuant to SECTION 4.01(l), shall be an amount (herein referred to as the "CURRENT INTEREST DISTRIBUTION Amount" with respect to such REMIC I Regular Interest for the related Distribution Date) equal to (i) the Interest Accrual Amount with respect to such REMIC I Regular Interest for the related Interest Accrual Period, reduced (to not less than zero) by (ii) the portion of any Net Aggregate Prepayment Interest Shortfall for such Distribution Date that is allocable to such REMIC I Regular Interest. For purposes of the foregoing, the Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date shall be allocated among all the REMIC I Regular Interests on a PRO RATA basis in accordance with their respective Interest Accrual Amounts for the related Interest Accrual Period. If the entire Current Interest Distribution Amount with respect to any REMIC I Regular Interest for any Distribution Date is not deemed distributed to REMIC II, as the holder of such REMIC I Regular Interest, on such Distribution Date pursuant to SECTION 4.01(l), then the unpaid portion of such Current Interest Distribution Amount shall be added to, and be payable as part of, the Carryforward Interest Distribution Amount with respect to such REMIC I Regular Interest for future Distribution Dates. The

"CARRYFORWARD INTEREST DISTRIBUTION AMOUNT" with respect to any REMIC I Regular Interest for any Distribution Date shall be an amount equal to the excess, if any, of (i) all Current Interest Distribution Amounts with respect to such REMIC I Regular Interest for all prior Distribution Dates, if any, over (ii) the total amount of interest deemed distributed to REMIC II with respect to such REMIC I Regular Interest on all such prior Distribution Dates, if any, pursuant to
SECTION 4.01(l).

          (h) Solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii), the Latest Possible Maturity Date for each REMIC I Regular Interest shall be the Rated Final Distribution Date.

          (i) The REMIC I Residual Interest will not have a principal balance and will not bear interest.

          SECTION 2.13.  Conveyance of the REMIC I Regular Interests;
                         Acceptance of the REMIC I Regular Interests by Trustee.

          The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all of its right, title and interest in and to the REMIC I Regular Interests to the Trustee for the benefit of the Holders of the REMIC III Regular Interest Certificates and the Class R Certificates. The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC III Regular Interest Certificates and the Class R Certificates.

          SECTION 2.14. Creation of REMIC II; Issuance of the REMIC II Regular Interests and the REMIC II Residual Interest; Certain Matters Involving REMIC II.

          (a) It is the intention of the parties hereto that the segregated pool of assets consisting of the REMIC I Regular Interests constitute a REMIC for federal income tax purposes and, further, that such segregated pool of assets be designated as "REMIC II". The Closing Date is hereby designated as the "STARTUP DAY" of REMIC II within the meaning of Section 860G(a)(9) of the Code.

          (b) Concurrently with the assignment of the REMIC I Regular Interests to the Trustee pursuant to SECTION 2.13 and in exchange therefor, the REMIC II Regular Interests and the REMIC II Residual Interest shall be issued. There shall be nineteen (19) separate REMIC II Regular Interests. Neither the REMIC II Residual Interest nor any of the REMIC II Regular Interests shall be certificated. The REMIC II Regular Interests and the REMIC II Residual Interest shall collectively constitute the entire beneficial ownership of REMIC II.

          (c) The REMIC II Regular Interests shall constitute the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the REMIC II Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in REMIC II. None of the parties hereto, to the extent it is within the control thereof, shall create or permit the creation of any other "interests" in REMIC II (within the meaning of Treasury regulation section 1.860D-1(b)(1)).

          (d) The REMIC II Regular Interests will have the following respective alphabetic or alphanumeric designations: "A-Y", "A-1", "A-2", "A-3-1", "A-3-2", "B", "C-1", "C-2", "D", "E", "F", "G", "H", "J", "K", "L",
"M", "N" and "O".

          (e) Each Group PB REMIC II Regular Interest shall have an Uncertificated Principal Balance. The following table sets forth for each Group PB REMIC II Regular Interest the initial Uncertificated Principal Balance thereof:


          DESIGNATION OF GROUP PB      INITIAL UNCERTIFICATED
         REMIC II REGULAR INTEREST       PRINCIPAL BALANCE
         -------------------------       -----------------
                    A-1                    $   59,040,000
                    A-2                    $  116,844,000
                   A-3--1                  $   73,398,000
                   A-3--2                  $  499,000,000
                     B                     $   34,430,000
                    C-1                    $   15,000,000
                    C-2                    $   14,840,000
                     D                     $    9,181,000
                     E                     $   11,477,000
                     F                     $   13,722,000
                     G                     $   10,329,000
                     H                     $   11,477,000
                     J                     $   12,624,000
                     K                     $    4,591,000
                     L                     $    4,590,000
                     M                     $    9,182,000
                     N                     $    2,295,000
                     O                     $   16,067,952

          On each Distribution Date, the Uncertificated Principal Balance of each Group PB REMIC II Regular Interest shall be permanently reduced by any distributions of principal deemed made with respect to such REMIC II Regular Interest on such Distribution Date pursuant to SECTION 4.01(k) and, further, by any Unfunded Principal Balance Reduction made with respect to such REMIC II Regular Interest on such Distribution Date pursuant to SECTION 4.04(b). Except as provided in the preceding sentence, the Uncertificated Principal Balance, of each Group PB REMIC II Regular Interest shall not otherwise be increased or decreased. Deemed distributions to REMIC III in reimbursement of Unfunded Principal Balance Reductions with respect to a Group PB REMIC II Regular Interest, shall not constitute deemed distributions of principal and shall not result in any reduction of the Uncertificated Principal Balance of such REMIC II Regular Interest.

          REMIC II Regular Interest A-Y shall not have a principal balance. For purposes of accruing interest, however, REMIC II Regular Interest A-Y shall be deemed to have an Uncertificated Notional Amount that is, as of any date of determination, equal to the total of the then Uncertificated Notional Amounts of the Group A-Y REMIC I Regular Interests.

          (f) Each REMIC II Regular Interest shall have or be deemed to have a REMIC II Remittance Rate that, with respect to any Interest Accrual Period, shall equal: (i) in the case of REMIC II Regular Interest A-Y, the weighted average, expressed as a percentage and rounded to ten decimal places, of the respective REMIC I Remittance Rates in effect for all the Group A-Y REMIC I Regular Interests for such Interest Accrual Period, weighted on the basis of the respective Uncertificated Notional Amounts of such REMIC I Regular Interests outstanding immediately prior to the related Distribution Date; and (ii) in the case of each other REMIC II Regular Interest, the weighted average, expressed as a percentage and rounded to ten decimal places, of the respective REMIC I Remittance Rates in effect for all the Group PB REMIC I Regular Interests for such Interest Accrual Period, weighted on the basis of the respective Uncertificated Principal Balances of such REMIC I Regular Interests outstanding immediately prior to the related Distribution Date.

          (g) Each REMIC II Regular Interest shall bear interest, and such interest shall commence accruing on May 1, 2002. In the case of each REMIC II Regular Interest, such interest shall be calculated on a 30/360 Basis and, during each Interest Accrual Period, shall accrue at the REMIC II Remittance Rate with respect to such REMIC II Regular Interest for such Interest Accrual Period on the Uncertificated Principal Balance (or, in the case of REMIC II Regular Interest A-Y, the Uncertificated Notional Amount) of such REMIC II Regular Interest outstanding immediately prior to the related Distribution Date. The total amount of such interest accrued with respect to each REMIC II Regular Interest during each Interest Accrual Period (herein referred to as the "INTEREST ACCRUAL AMOUNT" with respect to such REMIC II Regular Interest for such Interest Accrual Period) shall equal 1/12 of the product of (i) the REMIC II Remittance Rate with respect to such REMIC II Regular Interest for such Interest Accrual Period, multiplied by (ii) the Uncertificated Principal Balance (or, in the case of REMIC II Regular Interest A-Y, the Uncertificated Notional Amount) of such REMIC II Regular Interest outstanding immediately prior to the related Distribution Date.

          The portion of the Interest Accrual Amount with respect to any REMIC II Regular Interest for any Interest Accrual Period that shall be distributable to REMIC III, as the holder of such REMIC II Regular Interest, on the related Distribution Date pursuant to SECTION 4.01(k), shall be an amount (herein referred to as the "CURRENT INTEREST DISTRIBUTION AMOUNT" with respect to such REMIC II Regular Interest for the related Distribution Date) equal to
(i) the Interest Accrual Amount with respect to such REMIC II Regular Interest for the related Interest Accrual Period, reduced (to not less than zero) by (ii) the portion of any Net Aggregate Prepayment Interest Shortfall for such Distribution Date that is allocable to such REMIC II Regular Interest. For purposes of the foregoing, the Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date shall be allocated among all the REMIC II Regular Interests on a PRO RATA basis in accordance with their respective Interest Accrual Amounts for the related Interest Accrual Period. The Current Interest Distribution Amount with respect to REMIC II Regular Interest A-Y for any Distribution Date can also be expressed as 100% of the total Current Interest Distribution Amount with respect to the Group A-Y REMIC I Regular Interests for such Distribution Date.

          If the entire Current Interest Distribution Amount with respect to any REMIC II Regular Interest for any Distribution Date is not deemed distributed to REMIC III, as the holder of such REMIC II Regular Interest, on such Distribution Date pursuant to SECTION 4.01(k), then the unpaid portion of such Current Interest Distribution Amount shall be added to, and be payable as part of, the Carryforward Interest Distribution Amount with respect to such REMIC II Regular Interest for future Distribution Dates. The "CARRYFORWARD INTEREST DISTRIBUTION AMOUNT" with respect to any REMIC II Regular Interest for any Distribution Date shall be an amount equal to the excess, if any, of (i) all Current Interest Distribution Amounts with respect to such REMIC II Regular Interest for all prior Distribution Dates, if any, over (ii) the total amount of interest deemed distributed to REMIC III with respect to such REMIC II Regular Interest on all such prior Distribution Dates, if any, pursuant to SECTION 4.01(k).

          (h) Solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii), the Latest Possible Maturity Date for each REMIC II Regular Interest shall be the Rated Final Distribution Date.

          (i) The REMIC II Residual Interest shall not have a principal balance and shall not bear interest.

          SECTION 2.15. Conveyance of the REMIC II Regular Interests; Acceptance of the REMIC II Regular Interests by Trustee.

          The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all of its right, title and interest in and to the REMIC II Regular Interests to the Trustee for the benefit of the Holders of the REMIC III Regular Interest Certificates and the Class R Certificates. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC III Regular Interest Certificates and the Class R Certificates.

          SECTION 2.16. Creation of REMIC III; Issuance of the REMIC III Regular Interest Certificates, the Group A-X REMIC III Regular Interests, the Group A-SP REMIC III Regular Interests and the REMIC III Residual Interest; Certain Matters Involving REMIC III.

          (a) It is the intention of the parties hereto that the segregated pool of assets consisting of the REMIC II Regular Interests constitute a REMIC for federal income tax purposes and, further, that such segregated pool of assets be designated as "REMIC III". The Closing Date is hereby designated as the "STARTUP DAY" of REMIC III within the meaning of Section 860G(a)(9) of the Code.

          (b) Concurrently with the assignment of the REMIC II Regular Interests to the Trustee pursuant to SECTION 2.15 and in exchange therefor, the Group A-X REMIC III Regular Interests, the Group A-SP REMIC III Regular Interests and the REMIC III Residual Interest shall be issued, and the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver, to or upon the order of the Depositor, the REMIC III Regular Interest Certificates in authorized denominations. There shall be twenty (20) Classes of REMIC III Regular Interest Certificates. The Class A-X Certificates shall collectively represent all of the Group A-X REMIC III Regular Interests, and the Class A-SP Certificates shall collectively represent all of the Group A-SP REMIC III Regular Interests. The REMIC III Residual Interest shall not be certificated. The interests evidenced by the REMIC III Regular Interest Certificates, together with the REMIC III Residual Interest, shall collectively constitute the entire beneficial ownership of REMIC III.

          (c) The respective Group A-X REMIC III Regular Interests, the respective Group A-SP REMIC III Regular Interests and the respective interests evidenced by the Class A-Y Certificates and the various Classes of the Principal Balance Certificates shall constitute the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the REMIC III Residual Interest shall constitute the sole "residual interest" (within the meaning of Section 860(G)(a)(2) of the Code), in REMIC III. None of the parties hereto, to the extent it is within the control thereof, shall create or permit the creation of any other "interests" in REMIC III (within the meaning of Treasury regulation section 1.860D-1(b)(1)).

          (d) The twenty (20) Classes of the REMIC III Regular Interest Certificates will have the following respective alphabetic or alphanumeric class designations: "A-X", "A-Y", "A-SP", "A-1", "A-2", "A-3", "B", "C-1", "C-2", "D",
"E", "F", "G", "H", "J", "K", "L", "M", "N" and "O".

          The Group A-X REMIC III Regular Interests will have the following respective alphabetic or alphanumeric designations: "A-X-A-1", "A-X-A-2", "A-X-A-3-1", "A-X-A-3-2", "A-X-B", "A-X-C-1", "A-X-C-2", "A-X-D", "A-X-E",
"A-X-F", "A-X-G", "A-X-H", "A-X-J", "A-X-K", "A-X-L", "A-X-M", "A-X-N" and
"A-X-O". The Group A-X REMIC III Regular Interests shall constitute the respective Components of the Class A-X Certificates.

          The Group A-SP REMIC III Regular Interests will have the following respective alphabetic or alphanumeric designations: "A-SP-A-3", "A-SP-B", "A-SP-C-1", "A-SP-C-2" and "A-SP-D". The Group A-SP REMIC III Regular Interests shall constitute the respective Components of the Class A-SP Certificates.

          (e) Each Class of Principal Balance Certificates shall have a Class Principal Balance. The following table sets forth for each Class of Principal Balance Certificates the initial Class Principal Balance thereof:

                         CLASS               INITIAL CLASS
                      DESIGNATION          PRINCIPAL BALANCE
                      -----------          -----------------
                       Class A-1           $      59,040,000
                       Class A-2           $     116,844,000
                       Class A-3           $     572,398,000
                        Class B            $      34,430,000
                       Class C-1           $      15,000,000
                       Class C-2           $      14,840,000
                        Class D            $       9,181,000
                        Class E            $      11,477,000
                        Class F            $      13,772,000
                        Class G            $      10,329,000
                        Class H            $      11,477,000
                        Class J            $      12,624,000
                        Class K            $       4,591,000
                        Class L            $       4,590,000
                        Class M            $       9,182,000
                        Class N            $       2,295,000
                        Class O            $      16,067,952

          On each Distribution Date, the Class Principal Balance of each Class of Principal Balance Certificates shall be permanently reduced by any distributions of principal made with respect to such

Class of Certificates on such Distribution Date pursuant to SECTION 4.01(a) or
SECTION 4.01(b), as applicable, and, further, by any Unfunded Principal Balance Reduction made with respect to such Class of Certificates on such Distribution Date pursuant to SECTION 4.04(a). Except as provided in the preceding sentence, the Class Principal Balance of each Class of Principal Balance Certificates shall not otherwise be increased or reduced. Distributions to the Holders of a Class of Principal Balance Certificates in reimbursement of any Unfunded Principal Balance Reductions with respect to such Class of Certificates shall not constitute distributions of principal and shall not result in any reduction of the related Class Principal Balance.

          The Interest Only Certificates shall not have principal balances. For purposes of accruing interest, however, each Class of Interest Only Certificates shall have or be deemed to have a Class Notional Amount that is, as of any date of determination, equal to: (i) in the case of the Class A-X Certificates, the total of the then Uncertificated Principal Balances of all the Group PB REMIC II Regular Interests; (ii) in the case of the Class A-Y Certificates, the then Uncertificated Notional Amount of REMIC III Regular Interest A-Y; and (iii) in the case of the Class A-SP Certificates, the total of the then Uncertificated Principal Balances of REMIC II Regular Interest A-3, REMIC II Regular Interest B, REMIC II Regular Interest C-1, REMIC II Regular Interest C-2 and REMIC II Regular Interest D.

          None of the Group A-X REMIC III Regular Interests or the Group A-SP REMIC III Regular Interests shall have a principal balance. For purposes of accruing interest, however, each of the Group A-X REMIC III Regular Interests and the Group A-SP REMIC III Regular Interest shall have a Component Notional Amount that is, as of any date of determination, equal to the Uncertificated Principal Balance of its Corresponding Group PB REMIC II Regular Interest.

          (f) Each Class of REMIC III Regular Interest Certificates shall have or be deemed to have a Pass-Through Rate, and each of the Group A-X REMIC III Regular Interests and the Group A-SP REMIC III Regular Interests shall have a REMIC III Remittance Rate.

          Each Class of Principal Balance Certificates identified in the following table shall, for each and every Interest Accrual Period, have the fixed Pass-Through Rates set forth next to its alphabetic or alphanumeric, as the case may be, class designation:

                CLASS               PASS-THROUGH RATE
                -----               -----------------
                 A-1                 4.637% per annum
                 A-2                 5.939% per annum
                 A-3                 6.133% per annum
                  B                  6.256% per annum

          The Pass-Through Rate for the Class C-1 Certificates for any Interest Accrual Period shall equal the lesser of (i) 6.376% per annum and (ii) the REMIC II Remittance Rate with respect to REMIC II Regular Interest C-1 for such Interest Accrual Period.

          The Pass-Through Rate for the Class C-2 Certificates for any Interest Accrual Period shall equal the lesser of (i) 6.816% per annum and (ii) the REMIC II Remittance Rate with respect to REMIC II Regular Interest C-2 for such Interest Accrual Period.

          The Pass-Through Rate for the Class D Certificates for any Interest Accrual Period shall equal the lesser of (i) 6.455% per annum and (ii) the REMIC II Remittance Rate with respect to REMIC II Regular Interest D for such Interest Accrual Period.

          The Pass-Through Rate for the Class E Certificates for any Interest Accrual Period shall equal the lesser of (i) 6.671% per annum and (ii) the REMIC II Remittance Rate with respect to REMIC II Regular Interest E for such Interest Accrual Period.

          The Pass-Through Rate for the Class F Certificates for any Interest Accrual Period shall equal the lesser of (i) 7.007% per annum and (ii) the REMIC II Remittance Rate with respect to REMIC II Regular Interest F for such Interest Accrual Period.

          The Pass-Through Rate for the Class G Certificates for any Interest Accrual Period shall equal the lesser of (i) 7.341% per annum and (ii) the REMIC II Remittance Rate with respect to REMIC II Regular Interest G for such Interest Accrual Period.

          The Pass-Through Rate for the Class H Certificates for any Interest Accrual Period shall equal the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate with respect to REMIC II Regular Interest H for such Interest Accrual Period.

          The Pass-Through Rate for the Class J Certificates for any Interest Accrual Period shall equal the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate with respect to REMIC II Regular Interest J for such Interest Accrual Period.

          The Pass-Through Rate for the Class K Certificates for any Interest Accrual Period shall equal the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate with respect to REMIC II Regular Interest K for such Interest Accrual Period.

          The Pass-Through Rate for the Class L Certificates for any Interest Accrual Period shall equal the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate with respect to REMIC II Regular Interest L for such Interest Accrual Period.

          The Pass-Through Rate for the Class M Certificates for any Interest Accrual Period shall equal the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate with respect to REMIC II Regular Interest M for such Interest Accrual Period.

          The Pass-Through Rate for the Class N Certificates for any Interest Accrual Period shall equal the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate with respect to REMIC II Regular Interest N for such Interest Accrual Period.

          The Pass-Through Rate for the Class O Certificates for any Interest Accrual Period shall equal the lesser of (i) 6.122% per annum and (ii) the REMIC II Remittance Rate with respect to REMIC II Regular Interest O for such Interest Accrual Period.

          The Pass-Through Rate for the Class A-X Certificates for any Interest Accrual Period shall be deemed to equal the weighted average, expressed as a percentage and rounded to ten decimal places, of the respective REMIC III Remittance Rates in effect for all of the Group A-X REMIC III Regular Interests for such Interest Accrual Period, weighted on the basis of the respective Component

Notional Amounts of the Group A-X REMIC III Regular Interests immediately prior to the related Distribution Date.

          The REMIC III Remittance Rate for any of REMIC III Regular Interest A-X-A-1, REMIC III Regular Interest A-X-A-2, REMIC III Regular Interest A-X-E, REMIC III Regular Interest A-X-F, REMIC III Regular Interest A-X-G, REMIC III Regular Interest A-X-H, REMIC III Regular Interest A-X-J, REMIC III Regular Interest A-X-K, REMIC III Regular Interest A-X-L, REMIC III Regular Interest A-X-M, REMIC III Regular Interest A-X-N and REMIC III Regular Interest A-X-O for any Interest Accrual Period shall equal the excess, if any, of (i) the REMIC II Remittance Rate in effect during such Interest Accrual Period for the Corresponding Group PB REMIC II Regular Interest in respect of such Group A-X REMIC III Regular Interest, over (ii) the Adjusted REMIC II Remittance Rate in effect during such Interest Accrual Period for the Corresponding Group PB
REMIC II Regular Interest in respect of such Group A-X REMIC III Regular
Interest.

          The REMIC III Remittance Rate for any of REMIC III Regular Interest A-X-A-3, REMIC III Regular Interest A-X-B, REMIC III Regular Interest A-X-C-1, REMIC III Regular Interest A-X-C-2 and REMIC III Regular Interest A-X-D for any Interest Accrual Period shall be as follows:

          (i)     if such Interest Accrual Period occurs from and including
     May 2002 through and including April 2009, a rate per annum equal to the excess, if any, of (A) the REMIC II Remittance Rate in effect during such Interest Accrual Period for the Corresponding Group PB REMIC II Regular Interest in respect of such Group A-X REMIC III Regular Interest, over (B) the Reference Rate for the related Distribution Date; and

          (ii) if such Interest Accrual Period occurs after April 2009, a rate per annum equal to the excess, if any, of (A) the REMIC II Remittance Rate in effect during such Interest Accrual Period for the Corresponding Group PB REMIC II Regular Interest in respect of such Group A-X REMIC III Regular Interest, over (B) the Adjusted REMIC II Remittance Rate in effect during such Interest Accrual Period for the Corresponding Group PB REMIC II Regular Interest in respect of such Group A-X REMIC III Regular Interest.

          The Pass-Through Rate for the Class A-Y Certificates for any Interest Accrual Period shall be deemed to equal the REMIC II Remittance Rate in effect for REMIC II Regular Interest A-Y for such Interest Accrual Period.

          The Pass-Through Rate for the Class A-SP Certificates for any Interest Accrual Period shall be deemed to equal the weighted average, expressed as a percentage and rounded to ten decimal places, of the respective REMIC III Remittance Rates in effect for all of the Group A-SP REMIC III Regular Interests for such Interest Accrual Period, weighted on the basis of the respective Component Notional Amounts of the Group A-SP REMIC III Regular Interests immediately prior to the related Distribution Date.

          The REMIC III Remittance Rate for any of the Group A-SP REMIC III Regular Interests for any Interest Accrual Period shall be as follows:

          (i)     if such Interest Accrual Period occurs from and including
     May 2002 through and including April 2009, a rate per annum equal to the excess, if any, of (A) the lesser of (1) the Reference Rate for the related Distribution Date and (2) the REMIC II Remittance Rate in effect during such Interest Accrual Period for the Corresponding Group PB REMIC II Regular Interest in respect of such Group A-SP REMIC III Regular Interest, over (B) the Adjusted REMIC II Remittance Rate in effect during such Interest Accrual Period for the Corresponding Group PB REMIC II Regular Interest in respect of such Group A-SP REMIC III Regular Interest; and

          (ii) if such Interest Accrual Period occurs after April 2009, 0% per annum.

          (g) Each Class of REMIC III Regular Interest Certificates shall bear interest, and such interest shall commence accruing on May 1, 2002. In the case of each Class of REMIC III Regular Interest Certificates, such interest shall be calculated on a 30/360 Basis and, during each Interest Accrual Period, shall accrue at the Pass-Through Rate with respect to such Class of Certificates for such Interest Accrual Period on the Class Principal Balance (or, in the case of a Class of Interest Only Certificates, the Class Notional Amount) of such Class of Certificates outstanding immediately prior to the related Distribution Date. Accordingly, the total amount of such interest accrued with respect to any Class of REMIC III Regular Interest Certificates during any Interest Accrual Period (herein referred to as the "INTEREST ACCRUAL AMOUNT" with respect to such Class of Certificates for such Interest Accrual Period) shall equal 1/12 of the product of (i) the Pass-Through Rate with respect to such Class of Certificates for such Interest Accrual Period, multiplied by (ii) the Class Principal Balance (or, in the case of a Class Interest Only Certificates, the Class Notional Amount) of such Class of Certificates outstanding immediately prior to the related Distribution Date. The portion of the Interest Accrual Amount with respect to the Class A-X Certificates or the Class A-SP Certificates for any Interest Accrual Period that is attributable to any particular Component of such Class of Certificates shall be an amount (herein referred to as the "INTEREST ACCRUAL AMOUNT" with respect to such Component for such Interest Accrual Period) equal to 1/12 of the product of (i) the REMIC III Remittance Rate with respect to such Component for such Interest Accrual Period, multiplied by (ii) the Component Notional Amount of such Component immediately prior to the related Distribution Date.

          The Class A-SP Certificates and the respective Group A-SP REMIC III Regular Interests shall cease to accrue interest after the end of the April 2009 Interest Accrual Period.

          The portion of the Interest Accrual Amount with respect to any Class of REMIC III Regular Interest Certificates for any Interest Accrual Period that shall be distributable to the Holders of such Class of Certificates on the related Distribution Date pursuant to SECTION 4.01(a) or SECTION 4.01(b), as applicable, shall be an amount (herein referred to as the "CURRENT INTEREST DISTRIBUTION AMOUNT" with respect to such Class of Certificates for the related Distribution Date) equal to (i) the Interest Accrual Amount with respect to such Class of Certificates for the related Interest Accrual Period, reduced (to not less than zero) by (ii) the portion of any Net Aggregate Prepayment Interest Shortfall for such Distribution Date that is allocable to such Class of Certificates. For purposes of the foregoing, the Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date shall be allocated among all the Classes of REMIC III Regular Interest Certificates on a PRO RATA basis in accordance with their respective Interest Accrual Amounts for the related Interest Accrual Period. The portion of the Current Interest Distribution Amount with respect to the Class A-X Certificates or the Class A-SP Certificates for any Distribution Date that is attributable to any particular Component of such Class of Certificates shall be an amount (herein referred to as the "CURRENT INTEREST DISTRIBUTION AMOUNT" with respect to such Component for such Distribution Date) equal to (i) the Interest Accrual Amount with respect to such Component for the related Interest Accrual Period, reduced (to not less than zero) by (ii) such Component's share of the portion of any Net Aggregate Prepayment Interest Shortfall for such

Distribution Date that is allocable to such Class of Certificates. For purposes of the foregoing, any portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocated to the Class A-X Certificates or the Class A-SP Certificates shall in turn be allocated among the respective Components of such Class of Certificates on a PRO RATA basis in accordance with their respective Interest Accrual Amounts for the related Interest Accrual Period. The Current Interest Distribution Amount with respect to the Class A-Y Certificates for any Distribution Date can also be expressed as 100% of the Current Interest Distribution Amount with respect to REMIC II Regular Interest A-Y for such Distribution Date.

          If the entire Current Interest Distribution Amount with respect to any Class of REMIC III Regular Interest Certificates for any Distribution Date is not distributed to the Holders thereof on such Distribution Date pursuant to
SECTION 4.01(a) or SECTION 4.01(b), as applicable, then the unpaid portion of such Current Interest Distribution Amount shall be added to, and be payable as part of, the Carryforward Interest Distribution Amount with respect to such Class of Certificates for future Distribution Dates. The "CARRYFORWARD INTEREST DISTRIBUTION AMOUNT" with respect to any Class of REMIC III Regular Interest Certificates for any Distribution Date shall be an amount equal to the excess, if any, of (i) all Current Interest Distribution Amounts with respect to such Class of Certificates for all prior Distribution Dates, if any, over (ii) the total amount of interest distributed to the Holders of such Class of Certificates on all such prior Distribution Dates, if any, pursuant to
SECTION 4.01(a) or SECTION 4.01(b), as applicable. The portion of the Carryforward Interest Distribution Amount with respect to the Class A-X Certificates or the Class A-SP Certificates for any Distribution Date that is attributable to any particular Component of such Class of Certificates shall be an amount (herein referred to as the "CARRYFORWARD INTEREST DISTRIBUTION AMOUNT" with respect to such Component for such Distribution Date) equal to the excess, if any, of (i) all Current Interest Distribution Amounts with respect to such Component for all prior Distribution Dates, if any, over (ii) the total amount of interest deemed distributed to the Holders of such Class of Certificates with respect to such Component on all such prior Distribution Dates, if any, pursuant to SECTION 4.01(a).

          (h) Solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii), the Latest Possible Maturity Date for each Class of Principal Balance Certificates, for the Class A-Y Certificates, for each Component of the Class A-X Certificates and for each Component of the Class A-SP Certificates shall be the Rated Final Distribution Date.

          (i) The REMIC III Residual Interest shall not have a principal balance and shall not bear interest.

          SECTION 2.17.  Acceptance of Grantor Trusts and the Paradise
                         Island Reserve Fund by Trustee; Issuance of the Class V and Class R Certificates.

          (a) It is the intention of the parties hereto that the segregated pool of assets consisting of any collections of Post-ARD Additional Interest received on the ARD Mortgage Loans constitute a Grantor Trust for federal income tax purposes and, further, that such segregated pool of assets be designated as "GRANTOR TRUST V". The Trustee, by its execution and delivery hereof, acknowledges the assignment to it of the assets of Grantor Trust V and declares that it holds and will hold such assets in trust for the exclusive use and benefit of all present and future Holders of the Class V Certificates. Concurrently with the assignment to it of the assets included in Grantor Trust V, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver, to or upon the order of the

Depositor, the Class V Certificates in authorized denominations evidencing the entire beneficial ownership of Grantor Trust V. The rights of the Holders of the Class V Certificates to receive distributions from the proceeds of Grantor Trust V, and all ownership interests of such Holders in and to such distributions, shall be as set forth in this Agreement.

          (b) The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all right, title and interest of the Depositor in and to the Loan REMIC Residual Interest, the REMIC I Residual Interest, the REMIC II Residual Interest and the REMIC III Residual Interest to the Trustee for the benefit of the Holders of the Class R Certificates. It is the intention of the parties hereto that the segregated pool of assets consisting of the Loan REMIC Residual Interest, the REMIC I Residual Interest, the REMIC II Residual Interest and the REMIC III Residual Interest constitute a Grantor Trust for federal income tax purposes and, further, that such segregated pool of assets be designated as "GRANTOR TRUST R". The Trustee, by its execution and delivery hereof, acknowledges the assignment to it of the assets of Grantor Trust R and declares that it holds and will hold such assets in trust for the exclusive use and benefit of all present and future Holders of the Class R Certificates. Concurrently with the assignment to it of the assets included in Grantor Trust R, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver, to or upon the order of the Depositor, the Class R Certificates in authorized denominations evidencing the entire beneficial ownership of Grantor Trust R. The rights of the Holders of the Class R Certificates to receive distributions from the proceeds of Grantor Trust R, and all ownership interests of such Holders in and to such distributions, shall be as set forth in this Agreement.

          (c) It is the intention of the parties hereto that the Paradise Island Letter of Credit, any amounts received by the Trust Fund pursuant to a draw on the Paradise Island Letter of Credit, the Paradise Island Special Account and such funds and assets as from time to time are deposited in the Paradise Island Special Account shall collectively constitute an "outside reserve fund" within the meaning of Treasury regulation section 1.860G-2(h), designated as the "PARADISE ISLAND RESERVE FUND". The Trustee, by execution and delivery hereof, acknowledges the assignment to it of the assets of the Paradise Island Reserve Fund and declares that it holds and will hold such assets, through the General Master Servicer, in accordance with SECTION 3.19, in trust and for the benefit of Certificateholders and Column, as their interests may appear. Notwithstanding anything herein to the contrary, unless there is a change in applicable law occurring after the date hereof, for all income and franchise tax purposes, Column shall be treated and reported as the sole beneficial owner of the Paradise Island Reserve Fund.

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

          SECTION 3.01.  General Provisions.

          (a) The General Master Servicer shall be the Master Servicer with respect to all the Trust Assets other than the Co-op Trust Assets and, as such, subject to SECTION 3.21, shall service and administer such of the Trust Assets (other than the Co-op Trust Assets) as constitute Performing Mortgage Loans and shall continue to collect such information and prepare such reports to the Trustee, and shall render such other incidental services, as shall be required of such Master Servicer hereunder with respect to such of the Trust Assets (other than the Co-op Trust Assets) as constitute Specially Serviced Mortgage Loans and REO Properties. The Co-op Master Servicer shall be the Master Servicer with respect to the Co-op Trust Assets and, as such, subject to SECTION 3.21, shall service and administer such of the Co-op Trust Assets as constitute Performing Mortgage Loans and shall continue to collect such information and prepare such reports to the Trustee, and shall render such other incidental services, as shall be required of such Master Servicer hereunder with respect to such of the Co-op Trust Assets as constitute Specially Serviced Mortgage Loans and REO Properties. The General Special Servicer shall be the Special Servicer with respect to all the Trust Assets other than the Co-op Trust Assets and, as such, subject to SECTION 3.21, shall service and administer such of the Trust Assets (other than the Co-op Trust Assets) as constitute Specially Serviced Mortgage Loans and REO Properties and shall render such incidental services as are required of such Special Servicer with respect to such of the Trust Assets (other than the Co-op Trust Assets) as constitute Performing Mortgage Loans. The Co-op Special Servicer shall be the Special Servicer with respect to the Co-op Trust Assets and, as such, subject to SECTION 3.21, shall service and administer such of the Co-op Trust Assets as constitute Specially Serviced Mortgage Loans and REO Properties and shall render such incidental services as are required of such Special Servicer with respect to such of the Co-op Trust Assets as constitute Performing Mortgage Loans.

          (b) Each of the Master Servicers and the Special Servicers shall service and administer the Mortgage Loans and any REO Properties that it is obligated to service and administer pursuant to this Agreement, for the benefit of the Certificateholders (as a collective whole), in accordance with: (i) any and all applicable laws; (ii) the express terms of this Agreement and the respective Mortgage Loan Documents; and (iii) to the extent consistent with the foregoing, the Servicing Standard. Subject to the foregoing, each Master Servicer and Special Servicer shall have full power and authority, acting alone or through Sub-Servicers, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, each Master Servicer (with respect to those Performing Mortgage Loans that it is obligated to service and administer pursuant to this Agreement) and Special Servicer (with respect to those Specially Serviced Mortgage Loans that it is obligated to service and administer pursuant to this Agreement), in its own name or in the name of the Trustee, is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them: (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by the Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and other related collateral; (ii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of partial or full defeasance, and all other comparable instruments; and (iii) subject to SECTIONS 3.08 and 3.20, any and all assumptions, modifications, waivers, substitutions, extensions, amendments and consents. Subject to
SECTION 3.10, the Trustee shall, at the written request of a Servicing Officer of any Master Servicer or Special Servicer, furnish, or cause to be so furnished, to such Master Servicer or Special Servicer, as the case may be, any limited powers of attorney and other documents (each of which shall be prepared by such Master Servicer or Special Servicer, as the case may be) necessary or appropriate to enable it to carry out its servicing and administrative duties hereunder; PROVIDED that the Trustee shall not be held liable for any misuse of any such power of attorney by any Master Servicer or Special Servicer.

          (c) The relationship of each of the Master Servicers and Special Servicers to the Trustee and, unless they are the same Person, each other under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or, except as specifically set forth herein, agent.

          SECTION 3.02.  Collection of Mortgage Loan Payments.

          (a) The applicable Master Servicer, with respect to each Performing Mortgage Loan, and the applicable Special Servicer, with respect to each Specially Serviced Mortgage Loan, shall undertake reasonable efforts to collect all payments called for under the terms and provisions of each Mortgage Loan and, in connection therewith, shall follow such collection procedures as are consistent with applicable law, the express terms of this Agreement and the related Mortgage Loan Documents and, to the extent consistent with the foregoing, the Servicing Standard; PROVIDED that none of the Master Servicers or Special Servicers (other than the applicable Special Servicer) shall, with respect to any ARD Mortgage Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Post-ARD Additional Interest (other than the making of requests for its collection), and the applicable Special Servicer may do so only if (i) the taking of an enforcement action with respect to the payment of other amounts due under such Mortgage Loan is, in the reasonable judgment of the applicable Special Servicer, and without regard to such Post-ARD Additional Interest, also necessary, appropriate and consistent with the Servicing Standard or (ii) all other amounts due under such Mortgage Loan have been paid, the payment of such Post-ARD Additional Interest has not been forgiven in accordance with SECTION 3.20 and, in the reasonable judgment of the applicable Special Servicer, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated Advance Interest. Consistent with the foregoing, the applicable Master Servicer, as to a Performing Mortgage Loan, and the applicable Special Servicer, as to a Specially Serviced Mortgage Loan, each may waive any Default Charges in connection with any specific delinquent payment on such Mortgage Loan; PROVIDED that, to the extent the applicable Master Servicer, as to a Performing Mortgage Loan, and the applicable Special Servicer, as to a Specially Serviced Mortgage Loan, waives any Default Charges, any outstanding Advance Interest, property inspection costs and other Additional Trust Fund Expenses with respect to such Mortgage Loan that would otherwise have been paid out of such Default Charges shall be paid out of the Additional Master Servicing Compensation payable to such Master Servicer or Additional Special Servicing Compensation payable to such Special Servicer, as the case may be, with respect to that Mortgage Loan; and PROVIDED, FURTHER, that if no Additional Master Servicing Compensation or Additional Special Servicing Compensation, as applicable, is available to offset the outstanding Advance Interest, property inspection costs and other Additional Trust Fund Expenses with respect to such Mortgage Loan that would otherwise be offset by the Default Charges, then the applicable Master Servicer or Special Servicer, as the case may be, shall not waive such Default Charges unless (i) it is the first such waiver with respect to the subject Mortgage Loan under such circumstances (regardless of whether such first waiver is made by the applicable Master Servicer or the applicable Special Servicer), or (ii) in the case of a Performing Mortgage Loan, the applicable Master Servicer has obtained the consent of the Special Servicer which has, as and to the extent contemplated by SECTION 3.24, obtained the consent of the Controlling Class Representative, or (iii) in the case of a Specially Serviced Mortgage Loan, the Special Servicer has, as and to the extent contemplated by SECTION 3.24, obtained the consent of the Controlling Class Representative.

          (b) At least ninety days prior to the maturity date of each Balloon Mortgage Loan, the applicable Master Servicer shall send a notice to the related Borrower of such maturity date (with a copy to be sent to the applicable Special Servicer) and shall request confirmation that the Balloon Payment will be paid by such maturity date; PROVIDED that if the Master Servicer has not received such confirmation, the Master Servicer shall send a second notice at least 60 days prior to such maturity date, and a third notice at least 30 days prior to such maturity date.

          SECTION 3.03. Collection of Taxes, Assessments and Similar Items; Servicing Accounts; Reserve Accounts.

          (a) Each Master Servicer shall establish and maintain one or more accounts ("SERVICING ACCOUNTS"), in which all Escrow Payments received by it with respect to the Mortgage Loans as to which it is the applicable Master Servicer, shall be deposited and retained. The General Master Servicer shall maintain the Servicing Accounts with respect to the non-Co-op Mortgage Loans (including any such Mortgage Loans that are Specially Serviced Mortgage Loans), and the Co-op Master Servicer shall maintain the Servicing Accounts with respect to the Co-op Mortgage Loans (including any such Mortgage Loans that are Specially Serviced Mortgage Loans). Subject to any terms of the related Mortgage Loan Documents that specify the nature of the account in which Escrow Payments shall be held, each Servicing Account shall be an Eligible Account. As and to the extent consistent with the Servicing Standard, applicable law and the related Mortgage Loan Documents, each Master Servicer may make withdrawals from the Servicing Accounts maintained by it, and may apply Escrow Payments held therein with respect to any Mortgage Loan (together with interest earned thereon), only as follows: (i) to effect the payment of real estate taxes, assessments, insurance premiums (including, premiums on any Environmental Insurance Policy), ground rents (if applicable) and comparable items in respect of the related Mortgaged Property; (ii) to reimburse such Master Servicer, the applicable Special Servicer, the Trustee or any Fiscal Agent, as applicable, for any unreimbursed Servicing Advances made thereby with respect to such Mortgage Loan to cover any of the items described in the immediately preceding
CLAUSE (i); (iii) to refund to the related Borrower any sums as may be determined to be overages; (iv) to pay interest or other income, if required and as described below, to the related Borrower on balances in the Servicing Account (or, if and to the extent not payable to the related Borrower to pay such interest or other income (up to the amount of any Net Investment Earnings in respect of such Servicing Account for each Collection Period) to such Master Servicer); (v) after an event of default, to pay the principal of, accrued interest on and any other amounts payable with respect to such Mortgage Loan; or
(vi) to clear and terminate the Servicing Account at the termination of this Agreement in accordance with SECTION 9.01. Each Master Servicer shall pay or cause to be paid to the related Borrowers interest and other income, if any, earned on the investment of funds in Servicing Accounts maintained thereby, if and to the extent required by law or the terms of the related Mortgage Loan Documents. If a Master Servicer shall deposit in a Servicing Account maintained by it

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any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding. Promptly after any Escrow Payments are received by a Special Servicer from any Borrower, and in any event within two Business Days after any such receipt, such Special Servicer shall remit such Escrow Payments to the applicable Master Servicer for deposit in the applicable Servicing Account(s).

          (b) The applicable Master Servicer shall as to each Mortgage Loan (including each Specially Serviced Mortgage Loan) (i) maintain accurate records with respect to the related Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof and (ii) use reasonable efforts consistent with the Servicing Standard to obtain, from time to time, all bills for the payment of such items (including renewal premiums) and effect payment thereof prior to the applicable penalty or termination date. For purposes of effecting any such payment with respect to any Mortgage Loan, the applicable Master Servicer shall apply Escrow Payments as allowed under the terms of the related Mortgage Loan Documents; PROVIDED that if such Mortgage Loan does not require the related Borrower to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, the applicable Master Servicer (or, if such Mortgage Loan becomes a Specially Serviced Mortgage Loan, the applicable Special Servicer) shall, subject to and in accordance with the Servicing Standard, enforce the requirement of the related Mortgage that the related Borrower make payments in respect of such items at the time they first become due.

          (c)     In accordance with the Servicing Standard, but subject to
SECTION 3.11(h), the applicable Master Servicer shall make a Servicing Advance with respect to each Mortgaged Property (including each Mortgaged Property relating to a Specially Serviced Mortgage Loan) all such funds as are necessary for the purpose of effecting the timely payment of (i) real estate taxes, assessments and other similar items, (ii) ground rents (if applicable), and
(iii) premiums on Insurance Policies (including, premiums on any Environmental Insurance Policy), in each instance prior to the applicable penalty or termination date if and to the extent that (x) Escrow Payments (if any) collected from the related Borrower are insufficient to pay such item when due, and (y) the related Borrower has failed to pay such item on a timely basis; PROVIDED that, in the case of amounts described in the preceding CLAUSE (i), the applicable Master Servicer shall not make a Servicing Advance of any such amount if such Master Servicer reasonably anticipates (in accordance with the Servicing Standard) that such amounts will be paid by the related Borrower on or before the applicable penalty date, in which case such Master Servicer shall use its best efforts consistent with the Servicing Standard to confirm whether such amounts have been paid and, subject to SECTION 3.11(h), shall make a Servicing Advance of such amounts, if necessary, not later than five Business Days following confirmation by such Master Servicer that such amounts have not been paid by the applicable penalty date. All such Advances shall be reimbursable in the first instance from related collections from the Borrowers and further as provided in SECTION 3.05(a). No costs incurred by a Master Servicer in effecting the payment of real estate taxes, assessments and, if applicable, ground rents on or in respect of such Mortgaged Properties shall, for purposes hereof, including calculating monthly distributions to Certificateholders, be added to the respective unpaid principal balances or Stated Principal Balances of the subject Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit; PROVIDED that this sentence shall not be construed to limit the rights of the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust to enforce any obligations of the related Borrower under such Mortgage Loan.

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          (d)     Each Master Servicer shall establish and maintain one or more accounts ("RESERVE ACCOUNTS"), in which all Reserve Funds, if any, received by it with respect to the Mortgage Loans as to which it is the applicable Master Servicer, shall be deposited and retained. The General Master Servicer shall maintain the Reserve Accounts with respect to all of the Mortgage Loans (other than the Co-op Mortgage Loans), and the Co-op Master Servicer shall maintain the Reserve Accounts with respect to the Co-op Mortgage Loans. Subject to any terms of the related Mortgage Loan Documents that specify the nature of the account in which Reserve Funds shall be held, each Reserve Account shall be an Eligible Account. As and to the extent consistent with the Servicing Standard, applicable law and the related Mortgage Loan Documents, each Master Servicer may make withdrawals from the Reserve Accounts maintained by it, and may apply Reserve Funds held therein with respect to any Mortgage Loan (together with interest earned thereon), only as follows: (i) in the case of Reserve Funds that are intended to cover specific costs and expenses, to pay for, or to reimburse the related Borrower in connection with, the costs associated with the related tenant improvements, leasing commissions, repairs, replacements, capital improvements and/or environmental testing and remediation, litigation and/or other special expenses at or with respect to the related Mortgaged Property for which such Reserve Funds were intended and to refund the related Borrower any sums as may be determined to be overages; (ii) in the case of Reserve Funds intended to cover debt service payments, to apply amounts on deposit therein in respect of principal and interest on such Mortgage Loan; (iii) to reimburse such Master Servicer, either Special Servicer, the Trustee or any Fiscal Agent, as applicable, for any unreimbursed Advances made thereby with respect to such Mortgage Loan to cover any of the items described in the immediately preceding CLAUSES (i) and (ii); (iv) to release such Reserve Funds to the related Borrower if the conditions precedent for such release are satisfied or, in the case of Earn-Out Reserve Funds, to otherwise apply such Reserve Funds in accordance with the related Mortgage Loan Documents if the conditions precedent for such release are not satisfied, including any requirements set forth in this Agreement; (v) to pay interest or other income, if required and as described below, to the related Borrower on balances in the Reserve Account (or, if and to the extent not payable to the related Borrower, to pay such interest or other income (up to the amount of any Net Investment Earnings in respect of such Reserve Account for each Collection Period) to such Master Servicer); (vi) after an event of default, to pay the principal of, accrued interest on and any other amounts payable with respect to such Mortgage Loan; or (vii) to clear and terminate the Reserve Account at the termination of this Agreement in accordance with
SECTION 9.01. If the Borrower under any Mortgage Loan delivers a Letter of Credit in lieu of Reserve Funds, then the applicable Master Servicer shall make draws on such Letter of Credit at such times and for such purposes as it would have made withdrawals from a Reserve Account and, to the extent consistent with the Servicing Standard, applicable law and the related Mortgage Loan Documents, in order to convert the amount of such Letter of Credit into Reserve Funds. Notwithstanding the foregoing, no Master Servicer shall release any Earn-Out Reserve Funds, or return any related Letter of Credit delivered in lieu of Earn-Out Reserve Funds, to the related Borrower, unless and until: (i) such Master Servicer has so notified the applicable Special Servicer in writing and has provided the applicable Special Servicer with any written or electronic information in such Master Servicer's possession regarding such Mortgage Loan or the related Mortgaged Property that the applicable Special Servicer may reasonably request within ten Business Days of receiving such written notice; and (ii) subject to SECTION 3.24, the applicable Special Servicer has consented to such release of any such Earn-Out Reserve Funds or return of any related Letter of Credit (such consent to be given or withheld in accordance with the Servicing Standard and to be deemed given if the applicable Special Servicer does not object in writing to such release of any such Earn-Out Reserve Funds or return of any such Letter of Credit within ten Business Days

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after receiving such additional information from the applicable Master Servicer
(or, if it did not request additional information, within ten Business Days after receiving such notice)). Each Master Servicer shall pay or cause to be paid to the relevant Borrowers interest and other income, if any, earned on the investment of funds in Reserve Accounts maintained thereby, if and to the extent required by law or the terms of the related Mortgage Loan Documents. If a Master Servicer shall deposit in a Reserve Account maintained by it any amount not required to be deposited therein, it may at any time withdraw such amount from such Reserve Account, any provision herein to the contrary notwithstanding. Promptly after any Reserve Funds are received by a Special Servicer from any Borrower, and in any event within two Business Days of such receipt, such Special Servicer shall remit such Reserve Funds to the applicable Master Servicer for deposit in the applicable Reserve Account(s). Any out-of-pocket expenses, including reasonable attorneys' fees and expenses, incurred by a Master Servicer or Special Servicer to enable such Master Servicer or Special Servicer, as the case may be, to make any draw under any Letter of Credit shall constitute a Servicing Advance, and such Master Servicer or Special Servicer, as the case may be, shall make reasonable efforts to recover such expenses from the related Borrower to the extent the Borrower is required to pay such expenses under the terms of the related Mortgage Loan.

          (e) To the extent an operations and maintenance plan is required to be established and executed pursuant to the terms of a Mortgage Loan, the applicable Master Servicer shall request from the related Borrower written confirmation thereof within a reasonable time after the later of the Closing Date and the date as of which such plan is required to be established or completed. To the extent any other action or remediation with respect to environmental matters is required to have been taken or completed pursuant to the terms of a Mortgage Loan, the applicable Master Servicer shall request from the related Borrower written confirmation of such action and remediations within a reasonable time after the later of the Closing Date and the date as of which such action or remediations are required to have been taken or completed. To the extent that a Borrower shall fail to promptly respond to any inquiry described in this SECTION 3.03(e), the applicable Master Servicer shall notify the Trustee, the applicable Special Servicer and the Controlling Class Representative. The applicable Master Servicer shall promptly notify the Trustee, the applicable Special Servicer and the Controlling Class Representative if such Master Servicer shall determine that the Borrower under any Mortgage Loan has failed to perform its obligations under such Mortgage Loan in respect of environmental matters.

          (f) Subject to applicable law and the terms of the related Mortgage Loan Documents, funds in the Servicing Accounts and the Reserve Accounts may be invested only in Permitted Investments in accordance with the provisions of SECTION 3.06.

          SECTION 3.04. Collection Accounts, Distribution Account, Interest Reserve Account and Excess Liquidation Proceeds Account.

          (a) Each of the Master Servicers shall segregate and hold all funds collected and received by it in connection with the Mortgage Pool separate and apart from its own funds and general assets. In connection therewith, each Master Servicer shall establish and maintain one or more segregated accounts (collectively, a "COLLECTION ACCOUNT"), in which the funds described below are to be deposited and held on behalf of the Trustee in trust for the benefit of the Certificateholders. Each account that constitutes a Collection Account shall be an Eligible Account. Each Master Servicer shall deposit or cause to be deposited in its Collection Account, within one Business Day of receipt by it (in the case of payments by Borrowers or other collections on the Mortgage Loans as to which it acts as Master Servicer) or as otherwise required hereunder, the following payments and collections received or made by or on behalf of such Master Servicer subsequent to the Closing Date with respect to the

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Mortgage Loans and REO Properties as to which it is the applicable Master
Servicer (other than in respect of scheduled payments of principal and interest due and payable on such Mortgage Loans on or before their respective Due Dates in May 2002 (or, in the case of a Replacement Mortgage Loan, on or before the related date of substitution), which payments shall be delivered promptly to the related Mortgage Loan Seller or its designee, with negotiable instruments endorsed as necessary and appropriate without recourse):

          (i) all payments, from whatever source, or transfers from a debt service reserve account, on account of principal of such Mortgage Loans, including Principal Prepayments;

          (ii) all payments, from whatever source, or transfers from a debt service reserve account, on account of interest on such Mortgage Loans, including Default Interest and Post-ARD Additional Interest;

          (iii) all Prepayment Premiums, Yield Maintenance Charges and late payment charges received with respect to such Mortgage Loans;

          (iv) all Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received with respect to such Mortgage Loans;

          (v) any amounts required to be deposited by such Master Servicer pursuant to SECTION 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in such Collection Account;

          (vi) any amounts relating to such Mortgage Loan and/or REO Properties required to be deposited by such Master Servicer or the applicable Special Servicer pursuant to SECTION 3.07(b) in connection with losses resulting from a deductible clause in a blanket or master force placed hazard insurance policy;

          (vii) any amounts relating to REO Properties required to be transferred from any REO Account pursuant to SECTION 3.16(c); and

          (viii) insofar as they do not constitute Escrow Payments or Reserve Funds, any amounts relating to such Mortgage Loans paid by a Borrower specifically to cover items for which a Servicing Advance has been made or that represent a recovery of property protection expenses from a Borrower.

          The foregoing requirements for deposit in a Collection Account shall be exclusive. Without limiting the generality of the foregoing, actual payments from Borrowers in the nature of Escrow Payments, assumption fees, assumption application fees, earn-out fees, extension fees, modification fees, charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and other fees and amounts collected from Borrowers that constitute Additional Master Servicing Compensation and/or Additional Special Servicing Compensation, need not be deposited by either Master Servicer in its Collection Account. Each Master Servicer shall promptly within one Business Day deliver to the applicable Special Servicer any of the foregoing items received by it with respect to any Mortgage Loan, if and to the extent that such items constitute Additional Special Servicing Compensation. If either Master Servicer shall deposit in its Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Collection Account, any

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amount not required to be deposited therein, it may at any time withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding.

          Upon receipt of any of the amounts described in CLAUSES (i) through
(iv) and (viii) of the first paragraph of this SECTION 3.04(a) with respect to any Mortgage Loan, a Special Servicer shall promptly, but in no event later than one Business Day after receipt, remit such amounts to the applicable Master Servicer for deposit into such Master Servicer's Collection Account, unless such Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement. With respect to any such amounts paid by check to the order of a Special Servicer, such Special Servicer shall endorse such check to the order of the applicable Master Servicer (in its capacity as such), without recourse, representation or warranty, unless such Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement. Any such amounts received by a Special Servicer with respect to an REO Property shall be deposited by such Special Servicer into its REO Account and remitted to the applicable Master Servicer for deposit into such Master Servicer's Collection Account pursuant to
SECTION 3.16(c).

          (b) The Trustee shall establish and maintain one or more segregated accounts (collectively, the "DISTRIBUTION ACCOUNT"), to be held in trust for the benefit of the Certificateholders. Each account that constitutes the Distribution Account shall be an Eligible Account. The Trustee shall, as a bookkeeping matter, establish and maintain two sub-accounts of the Distribution Account (i) one of which sub-accounts (such sub-account, the "REMIC SUB-ACCOUNT") shall be deemed to be held in trust for the benefit of the Holders of the REMIC III Regular Interest Certificates and the Class R Certificates, and
(ii) one of which sub-accounts (such sub-account, the "CLASS V SUB-ACCOUNT") shall be deemed to be held in trust for the benefit of the Holders of the Class V Certificates. By 1:00 p.m. (New York City time) on each Master Servicer Remittance Date, each Master Servicer shall deliver to the Trustee, for deposit in the Distribution Account, an aggregate amount of immediately available funds equal to the Master Servicer Remittance Amount with respect to such Master Servicer for such Master Servicer Remittance Date. Immediately upon deposit of a Master Servicer Remittance Amount into the Distribution Account, any portion thereof that represents any Post-ARD Additional Interest related to the ARD Mortgage Loans shall be deemed to have been deposited into the Class V Sub-Account, and the remaining portion thereof shall be deemed to have been deposited into the REMIC Sub-Account. In addition, each Master Servicer shall, as and when required hereunder, deliver to the Trustee for deposit in the Distribution Account any P&I Advances and Compensating Interest Payments required to be made by such Master Servicer hereunder. Furthermore, any amounts paid by any party hereto to indemnify the Trust Fund pursuant to any provision hereof shall be delivered to the Trustee for deposit in the Distribution Account. The Trustee shall, upon receipt, deposit in the Distribution Account any and all amounts received or, pursuant to SECTION 4.03, advanced by the Trustee or any Fiscal Agent that are required by the terms of this Agreement to be deposited therein. As and when required pursuant to SECTION 3.05(c), the Trustee shall transfer Interest Reserve Amounts in respect of the Interest Reserve Loans from the Interest Reserve Account to the Distribution Account. Furthermore, as and when required pursuant to SECTION 3.05(d), the Trustee shall transfer monies from the Excess Liquidation Proceeds Account to the Distribution Account. The Trustee shall also deposit in the Distribution Account any amounts required to be deposited by the Trustee pursuant to SECTION 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Distribution Account. If the Trustee shall deposit in the Distribution Account any amount not required to be deposited therein, it

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may at any time withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding.

          (c) The Trustee shall establish and maintain one or more accounts (collectively, the "INTEREST RESERVE ACCOUNT") to be held in trust for the benefit of the Certificateholders. Each account that constitutes the Interest Reserve Account shall be an Eligible Account. On the Distribution Date in January (except during a leap year) and February of each calendar year, commencing in 2003, prior to any distributions being made with respect to the Certificates on such Distribution Date, the Trustee shall, with respect to each Interest Reserve Loan, withdraw from the Distribution Account and deposit in the Interest Reserve Account an amount equal to the Interest Reserve Amount, if any, in respect of such Interest Reserve Loan for such Distribution Date; PROVIDED that no such transfer of monies from the Distribution Account to the Interest Reserve Account shall be made on the Final Distribution Date. The Trustee shall also deposit in the Interest Reserve Account any amounts required to be deposited by the Trustee pursuant to SECTION 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Interest Reserve Account.

          (d) If any Excess Liquidation Proceeds are received, the Trustee shall establish and maintain one or more accounts (collectively, the "EXCESS LIQUIDATION PROCEEDS ACCOUNT") to be held in trust for the benefit of the Certificateholders. Each account that constitutes the Excess Liquidation Proceeds Account shall be an Eligible Account. On each Master Servicer Remittance Date, each Master Servicer shall withdraw from its Collection Account and remit to the Trustee for deposit in the Excess Liquidation Proceeds Account all Excess Liquidation Proceeds received during the Collection Period ending on the Determination Date immediately prior to such Master Servicer Remittance Date. The Trustee shall also deposit in the Excess Liquidation Proceeds Account any amounts required to be deposited by the Trustee pursuant to SECTION 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Excess Liquidation Proceeds Account.

          (e) Funds in a Collection Account, the Distribution Account, the Interest Reserve Account and/or the Excess Liquidation Proceeds Account may be invested in Permitted Investments in accordance with the provisions of
SECTION 3.06. Each Master Servicer shall give notice to the other parties hereto of the location of its Collection Account as of the Closing Date and of the new location of its Collection Account prior to any change thereof. The Distribution Account, Interest Reserve Account and Excess Liquidation Proceeds Account shall each be established at the Corporate Trust Office of the Trustee as of the Closing Date, and the Trustee shall give notice to the other parties hereto of the new location of each of the Distribution Account, Interest Reserve Account and Excess Liquidation Proceeds Account prior to any change thereof.

          (f) Notwithstanding the foregoing or any other provision to the contrary in this Agreement, the Trustee may maintain the Distribution Account, the Interest Reserve Account and the Excess Liquidation Proceeds Account as three separate subaccounts of a single Eligible Account; provided that: (i) all deposits into and withdrawals from such single Eligible Account shall be made in the same manner as would be the case if the Distribution Account, the Interest Reserve Account and the Excess Liquidation Proceeds Account were maintained as three separate accounts; (ii) all distributions on the Certificates will be calculated and made in the same manner as would be the case if the Distribution Account, the Interest Reserve Account and the Excess Liquidation Proceeds Account were maintained as three separate accounts; (iii) the Trustee shall make debits and credits to those three subaccounts in a manner consistent with the provisions of this Agreement governing transfers of funds

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between the Distribution Account, the Interest Reserve Account and the Excess
Liquidation Proceeds Account, as the case may be; (iv) the Trustee's maintaining the Distribution Account, the Interest Reserve Account and the Excess Liquidation Proceeds Account as three separate subaccounts of a single Eligible Account (as opposed to in the form of three separate Eligible Accounts) shall not materially and adversely affect any of the Certificateholders; and (v) such single Eligible Account shall be entitled "[name of Trustee], as Trustee, in trust for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Distribution Account, Interest Reserve Account and Excess Liquidation Proceeds Account".

          SECTION 3.05. Permitted Withdrawals From the Collection Accounts, the Distribution Account, the Interest Reserve Account and the Excess Liquidation Proceeds Account.

          (a) Each Master Servicer may, from time to time, make withdrawals from its Collection Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

          (i) to remit to the Trustee for deposit in the Distribution Account (A) the Master Servicer Remittance Amount with respect to such Master Servicer for each Master Servicer Remittance Date and (B) any amounts that may be applied by such Master Servicer to make P&I Advances pursuant to SECTION 4.03(a);

          (ii) to reimburse itself, the Trustee or any Fiscal Agent, as applicable, for unreimbursed P&I Advances made by such Person (in each case, with its own funds) with respect to those Mortgage Loans as to which such Master Servicer is the applicable Master Servicer and/or any successor REO Loans in respect thereof, such Master Servicer's, the Trustee's and any Fiscal Agent's, as the case may be, respective rights to reimbursement pursuant to this CLAUSE (ii) with respect to any P&I Advance (other than a Nonrecoverable P&I Advance, which is reimbursable pursuant to CLAUSE (vi) below) being limited to amounts that represent Late Collections of interest and principal received in respect of the particular Mortgage Loan or REO Loan as to which such P&I Advance was made (net of related Master Servicing
     Fees);

          (iii) to pay itself earned and unpaid Master Servicing Fees with respect to those Mortgage Loans as to which it is the applicable Master Servicer and/or any REO Loans in respect thereof, such Master Servicer's right to payment pursuant to this CLAUSE (iii) with respect to any such Mortgage Loan or REO Loan being limited to amounts that are allocable as interest thereon;

          (iv) to pay each Special Servicer (or, if applicable, any predecessor thereto) earned and unpaid Special Servicing Fees, Workout Fees and Liquidation Fees to which it is entitled pursuant to, and from the sources contemplated by, SECTION 3.11(c), but only if and to the extent that such Special Servicing Fees, Workout Fees and Liquidation Fees relate to Mortgage Loans and/or REO Properties as to which such Master Servicer is the applicable Master Servicer;

          (v) to reimburse itself, either Special Servicer, the Trustee or any Fiscal Agent, as applicable, for any unreimbursed Servicing Advances made thereby (in each case, with its own funds) with respect to those Mortgage Loans and REO Properties as to which such Master

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Servicer is the applicable Master Servicer, such Master Servicer's, such Special
Servicer's, the Trustee's and any Fiscal Agent's, as the case may be, respective rights to reimbursement pursuant to this CLAUSE (v) with respect to any Servicing Advance (other than a Nonrecoverable Servicing Advance, which is reimbursable pursuant to CLAUSE (vi) below) being limited to (A) payments made by the related Borrower that are allocable to cover the item in respect of which such Servicing Advance was made, and (B) Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and, if applicable, REO Revenues received in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance was made;

          (vi) (A) to reimburse itself, either Special Servicer, the Trustee or any Fiscal Agent, as applicable, out of such general collections on the Mortgage Loans and any REO Properties as are then on deposit in such Collection Account, for any unreimbursed Nonrecoverable Advances made thereby with respect to any of the Mortgage Loans and/or REO Properties as to which such Master Servicer is the applicable Master Servicer and (B) if such Master Servicer shall have received from the other Master Servicer an Officer's Certificate setting forth that (1) such other Master Servicer, either Special Servicer, the Trustee or any Fiscal Agent, as applicable, is entitled to reimbursement for any Nonrecoverable Advance made with respect to any of the Mortgage Loans and/or REO Properties as to which such other Master Servicer is the applicable Master Servicer (and setting forth the nature and amount of such unreimbursed Nonrecoverable Advance and the party entitled to reimbursement therefor) and (2) such other Master Servicer has insufficient funds then on deposit in its Collection Account, then to reimburse such other Master Servicer, either Special Servicer, the Trustee or any Fiscal Agent, as applicable, out of such general collections on the Mortgage Loans and any REO Properties as are then on deposit in the subject Master Servicer's Collection Account, for such unreimbursed Nonrecoverable Advance made with respect to any of the Mortgage Loans and/or REO Properties as to which such other Master Servicer is the applicable Master Servicer;

          (vii) to pay itself, either Special Servicer, the Trustee or any Fiscal Agent, as applicable, any unpaid Advance Interest accrued on Advances made by such Person with respect to Mortgage Loans and/or REO Properties as to which such Master Servicer is the applicable Master Servicer, such payment to be made, as and to the extent contemplated by
     SECTION 3.26, out of Default Charges collected on the Mortgage Loan or REO Loan, as the case may be, as to which the subject Advance was made;

          (viii) to the extent that, during any Collection Period, such Master Servicer has reimbursed or is reimbursing itself, either Special Servicer, the Trustee or any Fiscal Agent, as applicable, for any unreimbursed Advance with respect to any Mortgage Loan or REO Property as to which such Master Servicer is the applicable Master Servicer (regardless of whether such reimbursement is pursuant to CLAUSE (ii), (v) or (vi) above or pursuant to SECTION 3.03(c) or SECTION 3.03(d)), and insofar as payment has not already been made out of related Default Charges, and the related Default Charges then on deposit in such Collection Account are not sufficient to make such payment, pursuant to CLAUSE (vii) above, to pay itself, such Special Servicer, the Trustee or such Fiscal Agent, as the case may be, first out of the remaining Liquidation Proceeds from the Mortgage Loan to which the Advance relates, then out of such general collections on the Mortgage Loans and any REO Properties as are then on deposit in such Collection Account, any related Advance Interest accrued and payable on the portion of such Advance so reimbursed or being reimbursed;

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          (ix)    to pay (A) any outstanding expenses that were incurred by
     either Special Servicer in connection with its inspecting, pursuant to
     SECTION 3.12(a), any Mortgaged Property securing a Specially Serviced Mortgage Loan as to which such Master Servicer is the applicable Master Servicer or any REO Property as to which such Master Servicer is the applicable Master Servicer or (B) any other outstanding expenses incurred on behalf of the Trust with respect to any Mortgage Loan or REO Property as to which such Master Servicer is the applicable Master Servicer (other than Advance Interest, which is covered by CLAUSE (vii) above, and other than Special Servicing Fees, Workout Fees and Liquidation Fees) that will likely otherwise become Additional Trust Fund Expenses, such payment to be made, as and to the extent contemplated by SECTION 3.26, out of Default Charges collected on the related Mortgage Loan or REO Loan, as the case may be, and then from Liquidation Proceeds from the related Mortgage Loan or REO Loan;

          (x) to pay itself any items of Additional Master Servicing Compensation, and to pay the applicable Special Servicer any items of Additional Special Servicing Compensation, in each case on deposit in such Collection Account from time to time;

          (xi) to pay any unpaid Liquidation Expenses incurred with respect to any Mortgage Loan or REO Property as to which such Master Servicer is the applicable Master Servicer, such payments to be made, FIRST, out of Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds and, if applicable, REO Revenues received with respect to such Mortgage Loan or REO Property, as the case may be, and THEN, out of such general collections on other Mortgage Loans and REO Properties as are then on deposit in such Collection Account;

          (xii) to pay, in accordance with SECTION 3.11(i), out of such general collections on the Mortgage Loans and any REO Properties as are then on deposit in such Collection Account, certain servicing expenses related to the Mortgage Loans and REO Properties as to which such Master Servicer is the applicable Master Servicer, which expenses would, if advanced, constitute Nonrecoverable Servicing Advances;

          (xiii) to pay, FIRST out of related Liquidation Proceeds, and THEN, out of such general collections on the Mortgage Loans and any REO Properties as are then on deposit in such Collection Account, costs and expenses incurred by the Trust pursuant to SECTION 3.09(c) with respect to any Mortgage Loan or REO Property as to which such Master Servicer is the applicable Master Servicer (other than the costs of environmental testing, which are to be covered by, and reimbursable as, a Servicing Advance);

          (xiv) to pay itself, either Special Servicer, the Depositor, the Trustee, any Fiscal Agent, or any of their respective directors, officers, members, managers, employees and agents, as the case may be, FIRST out of related Liquidation Proceeds, and THEN, out of such general collections on the Mortgage Loans and any REO Properties as are then on deposit in such Collection Account, any amounts payable to any such Person pursuant to
     SECTION 6.03, SECTION 7.01(b), SECTION 8.05(b) or SECTION 8.13, as applicable, but only if and to the extent that such amounts relate to Mortgage Loans and/or REO Properties as to which such Master Servicer is the applicable Master Servicer;

          (xv) to pay, FIRST out of related Liquidation Proceeds, and THEN, out of such general collections on the Mortgage Loans and any REO Properties then on deposit in such Collection

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     Account, (A) any reasonable out-of-pocket cost or expense (including the reasonable fees of tax accountants and attorneys) incurred by the Trustee pursuant to SECTION 3.17(a)(iii) in connection with providing advice to a Special Servicer with respect to any REO Property as to which such Master Servicer is the applicable Master Servicer, and (B) to the extent not otherwise advanced by such Master Servicer, any fees and/or expenses payable or reimbursable, as the case may be, in accordance with
     SECTION 3.18(c), to the General Master Servicer, the Trustee or an Independent third party for confirming, in accordance with such
     SECTION 3.18(c), a Fair Value determination made with respect to any Specially Designated Defaulted Mortgage Loan as to which such Master Servicer is the applicable Master Servicer;

          (xvi) to pay itself, either Special Servicer, the Trustee, any Fiscal Agent or the Depositor, as the case may be, any amount related to the Mortgage Loans and/or REO Properties as to which such Master Servicer is the applicable Master Servicer, that is specifically required to be paid to such Person at the expense of the Trust Fund under any provision of this Agreement and to which reference is not made in any other clause of this
     SECTION 3.05(a), it being acknowledged that this CLAUSE (xvi) shall not be construed to modify any limitation otherwise set forth in this Agreement on the time at which any Person is entitled to payment or reimbursement of any amount or the funds from which any such payment or reimbursement is permitted to be made;

          (xvii) to pay itself, either Special Servicer, any Mortgage Loan Seller, a Controlling Class Certificateholder or any other particular Person, as the case may be, with respect to any Mortgage Loan as to which such Master Servicer is the applicable Master Servicer and that was previously purchased or otherwise removed from the Trust Fund by such Person pursuant to or as contemplated by this Agreement, all amounts received on such Mortgage Loan subsequent to the date of purchase or other removal;

         (xviii) to transfer any Excess Liquidation Proceeds on deposit in such Collection Account to the Excess Liquidation Proceeds Account in accordance with SECTION 3.04(d); and

           (xix) to clear and terminate such Collection Account at the termination of this Agreement pursuant to SECTION 9.01.

          If amounts on deposit in either Collection Account at any particular time (after withdrawing any portion of such amounts deposited in such Collection Account in error) are insufficient to satisfy all payments, reimbursements and remittances to be made therefrom as set forth in CLAUSES (ii) through (xvii) above, then the corresponding withdrawals from such Collection Account shall be made in the following priority and subject to the following rules: (x) if the payment, reimbursement or remittance is to be made from a specific source of funds, then such payment, reimbursement or remittance shall be made from that specific source of funds on a PRO RATA basis with any and all other payments, reimbursements and remittances to be made from such specific source of funds; and (y) if the payment, reimbursement or remittance can be made from any funds on deposit in such Collection Account, then (following any withdrawals made from such Collection Account in accordance with the immediately preceding CLAUSE (x) above) such payment, reimbursement or remittance shall be made from the general funds remaining on deposit in such Collection Account on a PRO RATA basis with any and all other payments, reimbursements or remittances to be made from such general funds; PROVIDED that any reimbursements of Advances in respect of any particular Mortgage Loan or REO Property out

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of a Collection Account pursuant to any of CLAUSES (ii), (v) and (vi) above, and any payments of interest thereon out of a Collection Account pursuant to either of CLAUSES (vii) and (viii) above, shall be made (to the extent of their respective entitlements to such reimbursements and/or payments): FIRST, to any Fiscal Agent; SECOND, to the Trustee; and THIRD, PRO RATA, to the applicable Master Servicer and Special Servicer.

          Each Master Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from its Collection Account pursuant to any of CLAUSES (ii) through (xviii) above.

          Each Master Servicer shall pay to the applicable Special Servicer from such Master Servicer's Collection Account on each Master Servicer Remittance Date amounts permitted to be paid to such Special Servicer therefrom based upon an Officer's Certificate received from such Special Servicer on the first Business Day following the immediately preceding Determination Date, describing the item and amount to which such Special Servicer is entitled. Each Master Servicer may rely conclusively on any such certificate and shall have no duty to re-calculate the amounts stated therein. Each Special Servicer shall keep and maintain separate accounting for each Specially Serviced Mortgage Loan and REO Property as to which it is the applicable Special Servicer, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request thereby for withdrawal from a Collection Account.

          (b) The Trustee shall, from time to time, make withdrawals from the Distribution Account for each of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

          (i) to make distributions to Certificateholders on each Distribution Date pursuant to SECTION 4.01;

          (ii) to transfer Interest Reserve Amounts in respect of the Interest Reserve Loans to the Interest Reserve Account as and when required by SECTION 3.04(c);

          (iii) to pay itself, either Master Servicer, either Special Servicer, the Depositor, the Trustee, any Fiscal Agent or any of their respective directors, officers, members, managers, employees and agents, as the case may be, any amounts payable to any such Person pursuant to
     SECTION 6.03, SECTION 7.01(b), SECTION 8.05 or SECTION 8.13, as applicable, if and to the extent such amounts are not payable out of a Collection Account pursuant to SECTION 3.05;

          (iv) to pay any and all federal, state and local taxes imposed on any REMIC Pool or on the assets or transactions of any REMIC Pool, together with all incidental costs and expenses, and any and all expenses relating to tax audits, if and to the extent that either (A) none of the parties hereto are liable therefor pursuant to SECTION 10.01(b) and/or
     SECTION 10.01(f) or (B) any such Person that may be so liable has failed to timely make the required payment;

          (v) to pay for the cost of the Opinions of Counsel sought by the Trustee as contemplated by SECTION 11.01(a) or SECTION 11.01(c) in connection with any amendment to this Agreement requested by the Trustee which amendment is in furtherance of the rights and interests of Certificateholders;

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          (vi)    to pay for the cost of recording this Agreement pursuant to
     SECTION 11.02(a);

          (vii) to pay itself interest or other income earned on deposits in the Distribution Account, in accordance with SECTION 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the Distribution Account for each Collection Period); and

          (viii) to clear and terminate the Distribution Account at the termination of this Agreement pursuant to SECTION 9.01.

          (c) On the Master Servicer Remittance Date in March of each year (commencing in March 2003), and in any event on the Master Servicer Remittance Date that occurs in the same calendar month as the Final Distribution Date, the Trustee shall withdraw from the Interest Reserve Account and deposit in the Distribution Account all Interest Reserve Amounts in respect of the Interest Reserve Loans then on deposit in the Interest Reserve Account. In addition, the Trustee shall, from time to time, make withdrawals from the Interest Reserve Account to pay itself interest or other income earned on deposits in the Interest Reserve Account, in accordance with SECTION 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the Interest Reserve Account for each Collection Period).

          (d) On the Business Day prior to each Distribution Date, the Trustee shall withdraw from the Excess Liquidation Proceeds Account and deposit in the Distribution Account, for distribution on such Distribution Date, an amount equal to the lesser of (i) the entire amount, if any, then on deposit in the Excess Liquidation Proceeds Account and (ii) the excess, if any, of the aggregate amount distributable on such Distribution Date pursuant to SECTIONS 4.01(a) and 4.01(b), over the Standard Available Distribution Amount for such Distribution Date (calculated without regard to such transfer from the Excess Liquidation Proceeds Account to the Distribution Account); PROVIDED that on the Business Day prior to the Final Distribution Date, the Trustee shall withdraw from the Excess Liquidation Proceeds Account and deposit in the Distribution Account, for distribution on such Distribution Date, any and all amounts then on deposit in the Excess Liquidation Proceeds Account. In addition, the Trustee shall, from time to time, make withdrawals from the Excess Liquidation Proceeds Account to pay itself interest or other income earned on deposits in the Excess Liquidation Proceeds Account, in accordance with
SECTION 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the Excess Liquidation Proceeds Account for each Collection Period).

          (e) The Trustee, any Fiscal Agent, the Depositor, each Master Servicer and each Special Servicer, as applicable, shall in all cases have a right prior to the Certificateholders to any particular funds on deposit in the Collection Accounts and the Distribution Account from time to time for the reimbursement or payment of compensation, Advances (with interest thereon at the Reimbursement Rate) and their respective expenses hereunder, but only if and to the extent such compensation, Advances (with interest) and expenses are to be reimbursed or paid from such particular funds on deposit in such Collection Account or the Distribution Account pursuant to the express terms of this Agreement.

          SECTION 3.06.  Investment of Funds in the Accounts.

          (a) Each Master Servicer may direct (pursuant to a standing order or otherwise) any depositary institution (including the Trustee) maintaining its Collection Account and any Servicing Account or Reserve Account maintained by it, the General Master Servicer may direct (pursuant to a

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standing order or otherwise) any depositary institution (including the Trustee)
maintaining the Paradise Island Special Account, and each Special Servicer may direct (pursuant to a standing order or otherwise) any depositary institution (including the Trustee) maintaining its REO Account, and the Trustee may direct (pursuant to a standing order or otherwise) any depositary institution maintaining the Distribution Account, the Interest Reserve Account or the Excess Liquidation Proceeds Account, to invest, or if any of the Master Servicers, the Special Servicers or the Trustee is such depositary institution, such Master Servicer, such Special Servicer or the Trustee may invest itself, the funds held therein in (but only in) one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such Account pursuant to this Agreement or the related Mortgage Loan Documents, as applicable, or with respect to Permitted Investments of funds held in the Distribution Account, no later than 12:00 p.m. on the next succeeding Distribution Date, or with respect to Permitted Investments of funds in the Paradise Island Special Account, no later than 12:00 p.m. on the next succeeding Determination Date; PROVIDED that any such investment of funds in any Servicing Account or Reserve Account shall be subject to applicable law and the terms of the related Mortgage Loan Documents; and PROVIDED, FURTHER, that any such investment direction made by the General Master Servicer with respect to funds in the Paradise Island Special Account shall only be made based upon the written direction of Column delivered pursuant to the Column Mortgage Loan Purchase Agreement; and PROVIDED, FURTHER, that the funds in any Account shall remain uninvested unless and until the applicable Master Servicer, the applicable Special Servicer, the Trustee or Column, as appropriate, gives timely investment instructions with respect thereto pursuant to or as contemplated by this SECTION 3.06. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Account shall be made in the name of the Trustee (in its capacity as such). Each Master Servicer (with respect to Permitted Investments of amounts in its Collection Account or any Servicing Account or Reserve Account maintained by
it), the General Master Servicer (with respect to Permitted Investments of amounts in the Paradise Island Special Account) and each Special Servicer (with respect to Permitted Investments of amounts in its REO Account), acting on behalf of the Trustee, shall (and Trustee hereby designates the applicable Master Servicer or Special Servicer, as the case may be, as the Person that shall), and the Trustee (with respect to Permitted Investments of amounts in the Distribution Account, the Interest Reserve Account or the Excess Liquidation Proceeds Account), acting on behalf of itself, shall (i) be the "entitlement holder" of any Permitted Investment that is a "security entitlement" and (ii) maintain "control" of any Permitted Investment that is either a "certificated security" or an "uncertificated security". For purposes of this SECTION 3.06(a), the terms "entitlement holder", "security entitlement", "control", "certificated security" and "uncertificated security" shall have the meanings given such terms in Revised Article 8 (1994 Revision) of the UCC, and "control" of any Permitted Investment by a Master Servicer, a Special Servicer or the Trustee shall constitute "control" by a Person designated by, and acting on behalf of, the Trustee for purposes of Revised Article 8 (1994 Revision) of the UCC. If amounts on deposit in an Account are at any time invested in a Permitted Investment payable on demand, the party hereunder that maintains such Account (whether it is a Master Servicer, a Special Servicer or the Trustee), shall:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount at least equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

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          (y)     demand payment of all amounts due thereunder promptly upon determination by such Master Servicer, such Special Servicer or the Trustee, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in such Account.

          (b) Whether or not a Master Servicer directs the investment of funds in its Collection Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Account for each Collection Period, shall be for the sole and exclusive benefit of such Master Servicer and shall be subject to its withdrawal in accordance with SECTION 3.05(a). Whether or not a Master Servicer directs the investment of funds in any Servicing Account or Reserve Account maintained by it, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Account for each Collection Period, and subject to the requirements of applicable law or the terms of the related Mortgage Loan regarding the payment of such interest and investment income to the related Borrower, shall be for the sole and exclusive benefit of such Master Servicer and shall be subject to withdrawal from time to time in accordance with SECTION 3.03. Whether or not a Special Servicer directs the investment of funds in its REO Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Account for each Collection Period, shall be for the sole and exclusive benefit of such Special Servicer and shall be subject to its withdrawal in accordance with SECTION 3.16(b). Whether or not the Trustee directs the investment of funds in the Distribution Account, the Interest Reserve Account or the Excess Liquidation Proceeds Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Account for each Collection Period, shall be for the sole and exclusive benefit of the Trustee and shall be subject to its withdrawal in accordance with SECTION 3.05(b). Whether or not Column directs the investment of funds in any Paradise Island Special Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Account for each Collection Period, shall be for the sole and exclusive benefit of Column and shall be withdrawn and paid to Column monthly on each Determination Date. If any loss shall be incurred in respect of any Permitted Investment on deposit in any Account, the party hereunder that maintains such Account (whether it is a Master Servicer, a Special Servicer or the Trustee) (or, in the case of the Paradise Island Special Account, pursuant to the Column Mortgage Loan Purchase Agreement, Column), shall promptly deposit therein from its own funds, without right of reimbursement, no later than the end of the Collection Period during which such loss was incurred, the amount of the Net Investment Loss, if any, in respect of such Account for such Collection Period (or, in the case of a Servicing Account or Reserve Account, the entire amount of such loss), except (in the case of any such loss with respect to a Servicing Account or Reserve Account) to the extent the loss amounts were invested for the benefit of a Borrower under the terms of a Mortgage Loan or applicable law and such Borrower has no recourse against the Trust in respect of such loss.

          (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of any payment due (or in any other performance required) under any Permitted Investment of funds on deposit in any Account (exclusive of the Distribution Account, the Interest Reserve Account and the Excess Liquidation Proceeds Account), and if the Master Servicer or Special Servicer, as the case may be, that maintains such Account (or, in the case of the Paradise Island Special Account, pursuant to the Column Mortgage Loan Purchase Agreement, Column), is in default of its obligations under or contemplated by SECTION 3.06(b), the Trustee may (and, subject to SECTION 8.02, upon the request of (i) Holders of Certificates entitled to not less than 25% of the Voting Rights allocated to any

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Class of REMIC III Regular Interest Certificates or (ii) the Controlling Class
Representative, the Trustee shall) take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate legal proceedings. Any costs incurred by the Trustee in taking any such action shall be reimbursed to it by the Master Servicer or Special Servicer, as the case may be, that maintains such Account (or, in the case of the Paradise Island Special Account, pursuant to the Column Mortgage Loan Purchase Agreement, Column). This provision is in no way intended to limit any actions that a Master Servicer or Special Servicer may take in this regard at its own expense.

          (d) Notwithstanding the investment of funds held in any Account, for purposes of the calculations hereunder, including the calculation of the Standard Available Distribution Amount and the Master Servicer Remittance Amounts, the amounts so invested shall be deemed to remain on deposit in such Account.

          SECTION 3.07. Maintenance of Insurance Policies; Errors and Omissions and Fidelity Coverage.

          (a) In the case of each Mortgage Loan (including each Specially Serviced Mortgage Loan), the applicable Master Servicer shall use reasonable efforts consistent with the Servicing Standard to cause the related Borrower to maintain (and, if such Borrower does not so maintain, such Master Servicer will itself cause to be maintained) for the related Mortgaged Property all insurance coverage as is required, subject to applicable law, under the related Mortgage Loan Documents (except to the extent that the failure to maintain such insurance coverage is an Acceptable Insurance Default); PROVIDED that, if and to the extent that any Mortgage Loan grants the lender thereunder any discretion (by way of consent, approval or otherwise) as to the insurance coverage that the related Borrower is required to maintain, the applicable Master Servicer shall exercise such discretion in a manner consistent with the Servicing Standard, with a view towards requiring insurance coverage with respect to the related Mortgaged Property no less favorable to that in place with respect to the related Mortgaged Property on the Closing Date and otherwise comparable to that required under other Mortgage Loans with express provisions governing such matters and, in any event, including insurance for property damage resulting from terrorist and similar acts (either by way of an all-risk casualty policy with no exclusion for such risks or a separate policy covering property damage from such risks), as well as business interruption or rental loss insurance for at least 12 months; and PROVIDED, FURTHER, that, if and to the extent that any Mortgage Loan grants the lender thereunder any discretion (by way of consent, approval or otherwise) as to the insurance provider from whom the related Borrower is to obtain the requisite insurance coverage, the applicable Master Servicer shall require the related Borrower to obtain the requisite insurance coverage from Qualified Insurers that, in each case, have a financial strength or claims-paying rating no lower than two rating categories below the highest rated Certificates outstanding, and in any event no lower than "A" from S&P and "A2" from Moody's (or in such other form and amount or issued by an insurer with such other financial strength or claims-paying ability as would not, as confirmed in writing by the relevant Rating Agency, result in an Adverse Rating Event); and PROVIDED, FURTHER, that, in the case of any Mortgage Loan, the applicable Master Servicer shall be required to maintain such insurance coverage upon the related Borrower's failure to do so only to the extent that such insurance is available at commercially reasonable rates and the Trustee as mortgagee has an insurable interest (PROVIDED that, subject to the Trustee as mortgagee having an insurable interest, the applicable master servicer shall maintain insurance coverage for property damage resulting from terrorist or similar acts, unless the Borrower's failure to maintain such insurance constituted an Acceptable Insurance Default). Subject to SECTION 3.17(b), the applicable Special Servicer shall also

                                      -131-
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cause to be maintained for each REO Property no less insurance coverage (to the extent such insurance is available at commercially reasonable rates (except in the case of insurance coverage for property damage resulting from terrorist or similar acts, which coverage the applicable Special Servicer shall maintain unless the borrower's failure to maintain such insurance would have constituted an Acceptable Insurance Default)) than was previously required of the related Borrower under the related Mortgage Loan Documents and, at a minimum, (i) hazard insurance with a replacement cost rider and, unless it would have constituted an Acceptable Insurance Default for the related Borrower, no exclusion for terrorist or similar acts, (ii) business interruption or rental loss insurance for at least 12 months, and (iii) commercial general liability insurance, in each case, in an amount customary for the type and geographic location of such REO Property and consistent with the Servicing Standard; PROVIDED that all such insurance shall be obtained from Qualified Insurers that, in each case, shall have a financial strength or claims-paying rating no lower than two rating categories below the highest rated Certificates outstanding, and in any event no lower than "A" from S&P and "A2" from Moody's (or in such other form and amount or issued by an insurer with such other financial strength or claims-paying ability as would not, as confirmed in writing by the relevant Rating Agency, result in an Adverse Rating Event). All such insurance policies shall contain (if they insure against loss to property) a "standard" mortgagee clause, with loss payable to the applicable Master Servicer on behalf of the Trustee (in the case of insurance maintained in respect of a Mortgage Loan), or shall name the Trustee as the insured, with loss payable to the applicable Special Servicer on behalf of the Trustee (in the case of insurance maintained in respect of an REO Property), and shall be issued by an insurer authorized under applicable law to issue such insurance. Any amounts collected by a Master Servicer or Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Borrower, in each case in accordance with the Servicing Standard) shall be deposited in the Collection Account of the applicable Master Servicer, subject to withdrawal pursuant to SECTION 3.05(a), in the case of amounts received in respect of a Mortgage Loan, or in the REO Account of the applicable Special Servicer, subject to withdrawal pursuant to
SECTION 3.16(c), in the case of amounts received in respect of an REO Property. Any cost incurred by a Master Servicer or Special Servicer in maintaining any such insurance shall not, for purposes hereof, including calculating monthly distributions to Certificateholders, be added to unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit; PROVIDED, HOWEVER, that this sentence shall not limit the rights of a Master Servicer on behalf of the Trust to enforce any obligations of the related Borrower under such Mortgage Loan. Costs to a Master Servicer or Special Servicer of maintaining insurance policies pursuant to this SECTION 3.07 shall be paid by and reimbursable to such Master Servicer or Special Servicer, as the case may be, as a Servicing Advance.

          (b) If a Master Servicer or Special Servicer shall obtain and maintain, or cause to be obtained and maintained, a blanket policy or master force placed policy insuring against hazard losses on all of the Mortgage Loans or REO Properties, as applicable, as to which it is the applicable Master Servicer or Special Servicer, as the case may be, then, to the extent such policy (i) is obtained from a Qualified Insurer having a financial strength or claims-paying rating no lower than "A" from S&P and "A2" from Moody's or having such other financial strength or claims-paying ability rating as would not, as confirmed in writing by the relevant Rating Agency, result in an Adverse Rating Event, and (ii) provides protection equivalent to the individual policies otherwise required, such Master Servicer or Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the related Mortgaged Properties or REO Properties, as applicable. Such a blanket or master force placed policy may contain a deductible clause (not in excess

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of a customary amount), in which case the Master Servicer or Special Servicer, as the case may be, that maintains such policy shall, if there shall not have been maintained on any Mortgaged Property or REO Property thereunder a hazard insurance policy complying with the requirements of SECTION 3.07(a), and there shall have been one or more losses that would have been covered by such an individual policy, promptly deposit into the Collection Account maintained by the applicable Master Servicer, from its own funds, the amount not otherwise payable under the blanket or master force placed policy in connection with such loss or losses because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan (or, in the absence of any such deductible limitation, the deductible limitation for an individual policy which is consistent with the Servicing Standard). Each Master Servicer and Special Servicer shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket or master force placed policy maintained by it in a timely fashion in accordance with the terms of such policy.

          (c) Within 45 days after the Closing Date, with respect to each of the Mortgage Loans covered by an Environmental Insurance Policy that are listed on EXHIBIT B-4 to this Agreement, the applicable Master Servicer shall notify the insurer under such Environmental Insurance Policy and take all other action necessary for the Trustee, on behalf of the Certificateholders, to be an insured (and for such Master Servicer, on behalf of the Trust, to make claims) under such Environmental Insurance Policy. In the event that the applicable Master Servicer has actual knowledge of any event (an "INSURED ENVIRONMENTAL EVENT") giving rise to a claim under any Environmental Insurance Policy in respect of any Mortgage Loan covered thereby, the applicable Master Servicer shall, in accordance with the terms of such Environmental Insurance Policy and the Servicing Standard, timely make a claim thereunder with the appropriate insurer and shall take such other actions in accordance with the Servicing Standard which are necessary under such Environmental Insurance Policy in order to realize the full value thereof for the benefit of the Certificateholders. If any other party hereto has actual knowledge of an Insured Environmental Event with respect to any Mortgage Loan listed on EXHIBIT B-4 to this Agreement, such party shall promptly so notify the applicable Master Servicer. Any legal fees, premiums or other out-of-pocket costs incurred in accordance with the Servicing Standard in connection with any such claim under an Environmental Insurance Policy shall be paid by the applicable Master Servicer and shall be reimbursable to it as a Servicing Advance. With respect to each Environmental Insurance Policy that relates to one or more Mortgage Loans, the applicable Master Servicer shall review and familiarize itself with the terms and conditions relating to enforcement of claims and shall monitor the dates by which any claim must be made or any action must be taken under such policy in order to realize the full value thereof for the benefit of the Certificateholders in the event the applicable Master Servicer has actual knowledge of an Insured Environmental Event giving rise to a claim under such policy.

          In the event that the applicable Master Servicer receives notice of any termination of any Environmental Insurance Policy that relates to one or more Mortgage Loans, such Master Servicer shall, within five Business Days after receipt of such notice, notify the applicable Special Servicer, the Controlling Class Representative, the Rating Agencies and the Trustee of such termination in writing. Upon receipt of such notice, the applicable Master Servicer shall address such termination in accordance with SECTION 3.07(a) in the same manner as it would the termination of any other Insurance Policy required under the related Mortgage Loan Documents. Any legal fees, premiums or other out-of-pocket costs incurred in accordance with the Servicing Standard in connection with a resolution of such termination of an Environmental Insurance Policy shall be paid by the applicable Master Servicer and shall be reimbursable to it as a Servicing Advance.

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          (d)     Each of the Master Servicers and Special Servicers shall at all times during the term of this Agreement (or, in the case of a Special Servicer, at all times during the term of this Agreement during which Specially Serviced Mortgage Loans and/or REO Properties as to which it is the applicable Special Servicer exist as part of the Trust Fund) keep in force with a Qualified Insurer having a financial strength or claims-paying rating no lower than two rating categories below the highest rated Certificates outstanding, and in any event no lower than "A" from S&P and "A2" from Moody's, a fidelity bond in such form and amount as would permit it to be a qualified Fannie Mae seller-servicer of multifamily mortgage loans (or in such other form and amount or issued by an insurer with such other financial strength or claims-paying ability rating as would not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by the relevant Rating Agency)). A Master Servicer or Special Servicer shall be deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to such Master Servicer or Special Servicer, as the case may be. Such fidelity bond shall provide that it may not be canceled without ten days' prior written notice to the Trustee.

          Each of the Master Servicers and Special Servicers shall at all times during the term of this Agreement (or, in the case of a Special Servicer, at all times during the term of this Agreement during which Specially Serviced Mortgage Loans and/or REO Properties as to which it is the applicable Special Servicer exist as part of the Trust Fund) also keep in force with a Qualified Insurer having a financial strength or claims-paying rating no lower than two rating categories below the highest rated Certificates outstanding, and in any event no lower than "A" from S&P and "A2" from Moody's, a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its servicing obligations hereunder, which policy or policies shall be in such form and amount as would permit it to be a qualified Fannie Mae seller-servicer of multifamily mortgage loans (or in such other form and amount or issued by an insurer with such other financial strength or claims-paying rating as would not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by the relevant Rating Agency)). A Master Servicer or Special Servicer shall be deemed to have complied with the foregoing provisions if an Affiliate thereof has such insurance and, by the terms of such policy or policies, the coverage afforded thereunder extends to such Master Servicer or Special Servicer, as the case may be. Any such errors and omissions policy shall provide that it may not be canceled without ten days' prior written notice to the Trustee.

          SECTION 3.08.  Enforcement of Alienation Clauses.

          Subject to the second following paragraph, the applicable Master Servicer (with respect to a Performing Mortgage Loan) and the applicable Special Servicer (with respect to a Specially Serviced Mortgage Loan), on behalf of the Trustee as the mortgagee of record, shall enforce any "due-on-sale" or "due-on-encumbrance" clauses and any other restrictions contained in the related Mortgage or other related loan document on transfers or further encumbrances of the related Mortgaged Property and on transfers of interests in the related Borrower, unless the applicable Master Servicer or the applicable Special Servicer, as the case may be, has (i) determined, in its reasonable judgment, that waiver of such restrictions would be in accordance with the Servicing Standard and (ii) complied with the applicable requirements, if any, of
SECTION 3.20(a) and SECTION 3.24; PROVIDED that, subject to the related Mortgage Loan Documents and applicable law, neither the applicable Master Servicer nor the applicable Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to

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withhold, in accordance with any related "due-on-encumbrance" clause under any
Mortgage Loan (other than a Co-op Mortgage Loan as to which the NCBFSB Subordinate Debt Conditions have been satisfied) until it has received written confirmation from each Rating Agency that such action would not result in an Adverse Rating Event with respect to any Class of Rated Certificates; and PROVIDED, FURTHER, that, if the affected Mortgage Loan, individually or together with all other Mortgage Loans, if any, that are in the same Cross-Collateralized Group as such Mortgage Loan is one of the 10 largest Mortgage Loans then in the trust or has a Cut-off Date Principal Balance in excess of $18,000,000, then, subject to the related Mortgage Loan Documents and applicable law, neither the applicable Master Servicer nor the applicable Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, in accordance with any related "due-on-sale" clause under any Mortgage Loan until it has received written confirmation from each Rating Agency that such action would not result in an Adverse Rating Event with respect to any Class of Rated Certificates; and PROVIDED, FURTHER, that, subject to the related Mortgage Loan Documents and applicable law, the applicable Master Servicer shall not waive any right it has, or grant any consent it is otherwise entitled to withhold, in accordance with any related "due-on-encumbrance" clause under any Mortgage Loan (other than a Co-op Mortgage Loan as to which the NCBFSB Subordinate Debt Conditions have been satisfied) until it has delivered to the applicable Special Servicer its recommendation and analysis of the request, together with a copy of the materials and information upon which such recommendation is based, and has received the consent of the applicable Special Servicer (the giving of which consent shall be subject to the Servicing Standard and SECTION 3.24), which consent shall be deemed given if not denied in writing within 10 Business Days of receipt by the applicable Special Servicer of the applicable Master Servicer's written recommendation and analysis and any additional information requested by the applicable Special Servicer or the Controlling Class Representative; and PROVIDED, FURTHER, that, subject to the related Mortgage Loan Documents and applicable law, the applicable Master Servicer shall not waive any right it has, or grant any consent it is otherwise entitled to withhold, in accordance with any related "due-on-sale" clause under any Mortgage Loan until it has received the consent of the applicable Special Servicer (the giving of which consent shall be subject to the Servicing Standard and SECTION 3.24), which consent shall be deemed given if not denied in writing within 10 Business Days of receipt by the applicable Special Servicer of the applicable Master Servicer's written recommendation and analysis and any additional information requested by the applicable Special Servicer or the Controlling Class Representative; and PROVIDED, FURTHER, that, subject to the related Mortgage Loan Documents and applicable law, neither the applicable Master Servicer nor the applicable Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, in accordance with any related "due-on-sale" or "due-on-encumbrance" clause under any Mortgage Loan, or approve the assumption of any Mortgage Loan, unless in any such case, all associated costs and expenses are covered without any expense to the Trust (it being understood and agreed that, except as expressly provided herein, neither the applicable Master Servicer nor the applicable Special Servicer shall be obligated to cover or assume any such costs or expenses); and PROVIDED, FURTHER, that neither the applicable Master Servicer nor the applicable Special Servicer shall (to the extent that it is within the control thereof to prohibit such event) consent to the transfer of any Mortgaged Property which secures a Cross-Collateralized Group unless (i) all of the Mortgaged Properties securing such Cross-Collateralized Group are transferred simultaneously by the respective Borrower or (ii) it obtains the consent of the Controlling Class Representative, which consent shall be deemed given if not denied in writing within 10 Business Days of receipt by the Controlling Class Representative of written notice of such action and all reasonably requested information related thereto. In the case of any Mortgage Loan, the applicable Master Servicer and the applicable Special Servicer shall each provide the other with all such information as each may reasonably request in order to perform its duties under this section.

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          In connection with any permitted assumption of any Mortgage Loan or waiver of a "due-on-sale" or "due-on-encumbrance" clause thereunder, the applicable Master Servicer (in the case of a Performing Mortgage Loan) or the applicable Special Servicer (in the case of a Specially Serviced Mortgage Loan) shall prepare all documents necessary and appropriate for such purposes and shall coordinate with the related Borrower for the due execution and delivery of such documents.

          Notwithstanding the foregoing, and regardless of whether a particular Co-op Mortgage Loan contains specific provisions regarding the incurrence of subordinate debt, or prohibits the incurrence of subordinate debt, or requires the consent of the Mortgagee in order to incur subordinate debt, the Co-op Master Servicer may, nevertheless, in accordance with the Servicing Standard, without the need to obtain any consent hereunder (and without the need to obtain a ratings confirmation), permit the related Borrower to incur subordinate debt if the NCBFSB Subordinate Debt Conditions have been met (as certified in writing to the Trustee and the Controlling Class Representative by the Co-op Master Servicer no later than five Business Days prior to the making of the subject subordinate loan without right of reimbursement from the Trust) which certification shall include notice of the circumstances of the waiver, including information necessary for the Controlling Class Representative to determine whether the NCBFSB Subordinate Debt Conditions have been satisfied); PROVIDED that, subject to the related Mortgage Loan Documents and applicable law, the Co-op Master Servicer shall not waive any right it has, or grant any consent it is otherwise entitled to withhold, in accordance with any related "due-on-encumbrance" clause under any Mortgage Loan, pursuant to this paragraph, unless in any such case, all associated costs and expenses are covered without any expense to the Trust.

          If a Master Servicer or Special Servicer collects an assumption fee or an assumption application fee in connection with any transfer or proposed transfer of any interest in a Borrower or a Mortgaged Property, then such Master Servicer or Special Servicer, as applicable, will apply that fee to cover the costs and expenses associated with that transfer or proposed transfer that are not otherwise paid by the related Borrower and that would otherwise be payable or reimbursable out of the Trust Fund, including any Rating Agency fees and expenses to the extent such fees and expenses are collectible under applicable law and the applicable Master Servicer or Special Servicer, as appropriate, fails to enforce such requirement in accordance with the related Mortgage Loan Documents. Any remaining portion of such assumption fee (such remaining portion, a "NET ASSUMPTION FEE") or of such assumption application fee (such remaining portion, a "NET ASSUMPTION APPLICATION FEE") will be applied as additional compensation to the applicable Master Servicer or the applicable Special Servicer in accordance with SECTION 3.11. Neither the applicable Master Servicer nor the applicable Special Servicer shall waive any assumption fee or assumption application fee, to the extent it would constitute additional compensation for the other such party, without the consent of such other party.

          SECTION 3.09.  Realization Upon Defaulted Mortgage Loans.

          (a) The applicable Special Servicer shall, subject to SECTIONS 3.09(b), 3.09(c), 3.09(d) and 3.24, exercise reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of the real property and other collateral securing any Mortgage Loan that comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, including pursuant to SECTION 3.20; PROVIDED that none of the Master Servicers or Special Servicers (other than the applicable Special Servicer) shall, with respect to any ARD Mortgage Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Post-ARD Additional Interest (other than the making of requests for its

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collection), and the applicable Special Servicer may do so only if (i) the taking of an enforcement action with respect to the payment of other amounts due under such Mortgage Loan is, in the reasonable judgment of the applicable Special Servicer, and without regard to such Post-ARD Additional Interest, also necessary, appropriate and consistent with the Servicing Standard or (ii) all other amounts due under such Mortgage Loan have been paid, the payment of such Post-ARD Additional Interest has not been forgiven in accordance with
SECTION 3.20 and, in the reasonable judgment of the applicable Special Servicer, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated Advance Interest. In connection with the foregoing, in the event of a default under any Mortgage Loan or Cross-Collateralized Group that is secured by real properties located in multiple states, and such states include California or another state with a statute, rule or regulation comparable to California's "one action rule", then the applicable Special Servicer shall consult Independent counsel regarding the order and manner in which the applicable Special Servicer should foreclose upon or comparably proceed against such properties. The reasonable costs of such consultation shall be paid by, and reimbursable to, the applicable Special Servicer as a Servicing Advance. In addition, all other costs and expenses incurred in any foreclosure sale or similar proceeding shall be paid by, and reimbursable to, the applicable Special Servicer as a Servicing Advance. Nothing contained in this SECTION 3.09 shall be construed so as to require the applicable Special Servicer, on behalf of the Trust, to make a bid on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the applicable Special Servicer taking into account the factors described in SECTION 3.18 and the results of any appraisal obtained pursuant to the following sentence or otherwise, all such cash bids to be made in a manner consistent with the Servicing Standard. If and when the applicable Special Servicer deems it necessary in accordance with the Servicing Standard for purposes of establishing the fair market value of any Mortgaged Property securing a defaulted Mortgage Loan, whether for purposes of bidding at foreclosure or otherwise, the applicable Special Servicer is authorized to have an Appraisal completed with respect to such property (the cost of which appraisal shall be covered by, and be reimbursable as, a Servicing Advance).

          No Master Servicer or Special Servicer, other than the applicable Special Servicer, shall foreclose upon or otherwise comparably convert, including by taking title thereto, any real property or other collateral securing a defaulted Mortgage Loan.

          (b) Notwithstanding the foregoing provisions of this SECTION 3.09, no Mortgaged Property shall be acquired by a Special Servicer on behalf of the Trust under such circumstances, in such manner or pursuant to such terms as would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (unless the portion of such REO Property that is not treated as "foreclosure property" and that is held by any REMIC Pool at any given time constitutes not more than a DE MINIMIS amount of the assets of such REMIC Pool within the meaning of Treasury regulation section 1.860D-1(b)(3)(i) and (ii)), or (ii) except as permitted by
SECTION 3.17(a), subject the Trust to the imposition of any federal income or prohibited transaction taxes under the Code. Subject to the foregoing, however, a Mortgaged Property may be acquired through a single member limited liability company. In addition, except as permitted under SECTION 3.17(a), a Special Servicer shall not acquire any personal property on behalf of the Trust pursuant to this SECTION 3.09 unless either:

          (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the applicable Special Servicer; or

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          (ii)    the applicable Special Servicer shall have obtained an Opinion of Counsel (the cost of which shall be covered by, and reimbursable as, a Servicing Advance) to the effect that the holding of such personal property as part of the Trust Fund will not result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool.

          (c) Notwithstanding the foregoing provisions of this SECTION 3.09, a Special Servicer shall not, on behalf of the Trust, obtain title to a Mortgaged Property by foreclosure, deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, could, in the reasonable judgment of the applicable Special Servicer, exercised in accordance with the Servicing Standard, be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law, unless:

          (i) the applicable Special Servicer has previously determined in accordance with the Servicing Standard, based on a Phase I Environmental Assessment (and any additional environmental testing that the applicable Special Servicer deems necessary and prudent) of such Mortgaged Property conducted by an Independent Person who regularly conducts Phase I Environmental Assessments and performed during the 12-month period preceding any such acquisition of title or other action, that such Mortgaged Property is in compliance with applicable environmental laws and regulations and there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

          (ii) in the event that the determination described in CLAUSE (c)(i) above cannot be made, the applicable Special Servicer has previously determined in accordance with the Servicing Standard, on the same basis as described in CLAUSE (c)(i) above, and taking into account the coverage provided under the related Environmental Insurance Policy, that it would maximize the recovery to the Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such remedial, corrective and/or other further actions as are necessary to bring the Mortgaged Property into compliance with applicable environmental laws and regulations and to appropriately address any of the circumstances and conditions referred to in CLAUSE (c)(i) above.

          Any such determination by the applicable Special Servicer contemplated by CLAUSE (i) or CLAUSE (ii) of the preceding paragraph shall be evidenced by an Officer's Certificate to such effect delivered to the Trustee, the applicable Master Servicer and the Controlling Class Representative, specifying all of the bases for such determination, such Officer's Certificate to be accompanied by all related environmental reports. The cost of such Phase I Environmental Assessment and any such additional environmental testing shall be advanced by the applicable Master Servicer at the direction of the applicable Special Servicer in accordance with SECTION 3.19(b) given in accordance with the Servicing Standard; PROVIDED, HOWEVER, that no Master Servicer shall be obligated in connection therewith to advance any funds which, if so advanced, would constitute a Nonrecoverable Servicing Advance. Amounts so advanced shall be subject to reimbursement as Servicing Advances in accordance with
SECTION 3.05(a). The cost of any remedial, corrective or other further action contemplated by

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CLAUSE (ii) of the preceding paragraph shall be payable out of the applicable
Master Servicer's Collection Account pursuant to SECTION 3.05(a).

          (d) If neither of the conditions set forth in CLAUSES (i) and (ii) of the first paragraph of SECTION 3.09(c) has been satisfied with respect to any Mortgaged Property securing a defaulted Mortgage Loan, the applicable Special Servicer shall take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property) and, at such time as it deems appropriate, may, on behalf of the Trust, release all or a portion of such Mortgaged Property from the lien of the related Mortgage.

          (e) The applicable Special Servicer shall report to the Trustee, the applicable Master Servicer and the Controlling Class Representative monthly in writing as to any actions taken by such Special Servicer with respect to any Mortgaged Property as to which neither of the conditions set forth in CLAUSES
(i) and (ii) of the first paragraph of SECTION 3.09(c) has been satisfied, in each case until the earliest to occur of satisfaction of either of such conditions, release of the lien of the related Mortgage on such Mortgaged Property and the related Mortgage Loan's becoming a Corrected Mortgaged Loan.

          (f) The applicable Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of seeking to obtain a deficiency judgment if the state in which the related Mortgaged Property is located and the terms of the subject Mortgage Loan permit such an action and shall, in accordance with the Servicing Standard, seek such deficiency judgment if it deems advisable.

          (g) Annually in each January, the applicable Special Servicer shall on a timely basis forward to the applicable Master Servicer, who shall promptly file same with the IRS on a timely basis, the information returns with respect to the reports of foreclosures and abandonments and reports relating to any cancellation of indebtedness income with respect to any Mortgage Loan or Mortgaged Property required by Sections 6050H (as applicable), 6050J and 6050P of the Code. Contemporaneously, the applicable Special Servicer shall deliver to the applicable Master Servicer, who shall promptly forward it to the Trustee, an Officer's Certificate stating that all such information returns relating to any Specially Serviced Mortgage Loan or REO Property that were required to be filed during the prior twelve (12) months have been properly completed and timely provided to such Master Servicer. The applicable Master Servicer shall prepare and file the information returns with respect to the receipt of any mortgage interest received in a trade or business from individuals with respect to any Mortgage Loan as required by Section 6050H of the Code. All information returns shall be in form and substance sufficient to meet the reporting requirements imposed by the relevant sections of the Code.

          (h) As soon as the applicable Special Servicer makes, in consultation with the Controlling Class Representative, a Final Recovery Determination with respect to any Mortgage Loan or REO Property, it shall promptly notify the Trustee, the applicable Master Servicer and the Controlling Class Representative. Each Special Servicer shall maintain accurate records, prepared by a Servicing Officer, of each such Final Recovery Determination (if any) made by it and the basis thereof. Each such Final Recovery Determination (if any) shall be evidenced by an Officer's Certificate delivered to the Trustee, the applicable Master Servicer and the Controlling Class Representative no later than the third Business Day following such Final Recovery Determination.

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          SECTION 3.10.  Trustee to Cooperate; Release of Mortgage Files.

          (a) Upon the payment in full of any Mortgage Loan, or the receipt by the applicable Master Servicer of a notification that payment in full shall be escrowed or made in a manner customary for such purposes, the applicable Master Servicer shall promptly so notify the Trustee and request delivery to it or its designee of the related Mortgage File (such notice and request to be effected by delivering to the Trustee a Request for Release in the form of EXHIBIT D-1 attached hereto, which Request for Release shall be accompanied by the form of any release or discharge to be executed by the Trustee and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in such Master Servicer's Collection Account pursuant to SECTION 3.04(a) have been or will be so deposited). Upon receipt of such Request for Release, the Trustee shall promptly release, or cause any related Custodian to release, the related Mortgage File to the applicable Master Servicer or its designee and shall deliver to the applicable Master Servicer or its designee such accompanying release or discharge, duly executed. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to a Collection Account or the Distribution Account.

          (b) If from time to time, and as appropriate for servicing or foreclosure of any Mortgage Loan, the applicable Master Servicer or the applicable Special Servicer shall otherwise require any Mortgage File (or any portion thereof), then, upon request of such Master Servicer and receipt from such Master Servicer of a Request for Release in the form of EXHIBIT D-1 attached hereto signed by a Servicing Officer thereof, or upon request of such Special Servicer and receipt from such Special Servicer of a Request for Release in the form of EXHIBIT D-2 attached hereto, the Trustee shall release, or cause any related Custodian to release, such Mortgage File (or portion thereof) to such Master Servicer or such Special Servicer, as the case may be, or its designee. Upon return of such Mortgage File (or portion thereof) to the Trustee or the related Custodian, or upon the applicable Special Servicer's delivery to the Trustee of an Officer's Certificate stating that (i) such Mortgage Loan was liquidated and all amounts received or to be received in connection with such liquidation that are required to be deposited into the applicable Master Servicer's Collection Account pursuant to SECTION 3.04(a) have been or will be so deposited or (ii) such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be returned by the Trustee to the applicable Master Servicer or the applicable Special Servicer, as appropriate.

          (c) Within five Business Days of the applicable Special Servicer's request therefor (or, if the applicable Special Servicer notifies the Trustee of an exigency, within such shorter period as is reasonable under the circumstances), the Trustee shall execute and deliver to the applicable Special Servicer, in the form supplied to the Trustee by such Special Servicer, any court pleadings, requests for trustee's sale or other documents reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Borrower on a Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by a Mortgage Note or Mortgage or otherwise available at law or in equity or to defend any legal action or counterclaim filed against the Trust, the applicable Master Servicer or such Special Servicer; PROVIDED that the Trustee may alternatively execute and deliver to the applicable Special Servicer, in the form supplied to the Trustee by such Special Servicer, a limited power of attorney issued in favor of such Special Servicer and empowering such Special Servicer to execute and deliver any or all of such pleadings or documents relating to any Mortgage Loan on behalf of the Trustee (however, the Trustee shall not be liable for any misuse of such power of attorney by a Special Servicer). Together

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with such pleadings or documents (or such power of attorney empowering the applicable Special Servicer to execute the same on behalf of the Trustee), the applicable Special Servicer shall deliver to the Trustee an Officer's Certificate requesting that such pleadings or documents (or such power of attorney empowering the applicable Special Servicer to execute the same on behalf of the Trustee) be executed by the Trustee and certifying as to the reason such pleadings or documents are required and that the execution and delivery thereof by the Trustee (or by the applicable Special Servicer on behalf of the Trustee) will not invalidate or otherwise affect the lien of the subject Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          SECTION 3.11. Master Servicing and Special Servicing Compensation; Interest on and Reimbursement of Servicing Advances; Payment of Certain Expenses; Obligations of the Trustee and any Fiscal Agent Regarding Back-up Servicing Advances.

          (a) As compensation for its activities hereunder, each Master Servicer shall be entitled to receive the Master Servicing Fee with respect to each Mortgage Loan (including each Specially Serviced Mortgage Loan) as to which it is the applicable Master Servicer and each REO Loan that relates to an REO Property as to which it is the applicable Master Servicer. As to each Mortgage Loan and REO Loan, for each calendar month (commencing with May 2002) or any applicable portion thereof, the Master Servicing Fee shall accrue at the related Master Servicing Fee Rate on the same principal amount as interest accrues from time to time during such calendar month (or portion thereof) on such Mortgage Loan or is deemed to accrue from time to time during such calendar month (or portion thereof) on such REO Loan, as the case may be, and shall be calculated on the same Interest Accrual Basis as is applicable for such Mortgage Loan or REO Loan, as the case may be. The Master Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Master Servicing Fees earned with respect to any Mortgage Loan or REO Loan shall be payable monthly from payments of interest on such Mortgage Loan or REO Revenues allocable as interest on such REO Loan, as the case may be. The applicable Master Servicer shall be entitled to recover unpaid Master Servicing Fees in respect of any Mortgage Loan or REO Loan out of the portion any related Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds allocable as interest on such Mortgage Loan or REO Loan, as the case may be.

          NCBFSB and any successor holder of the Excess Servicing Fee Rights that relate to the Co-op Mortgage Loans (and any successor REO Loans with respect to such Co-op Mortgage Loans) shall be entitled, at any time, at its own expense, to transfer, sell, pledge or otherwise assign such Excess Servicing Fee Rights in whole (but not in part), and KRECM and any successor holder of the Excess Servicing Fee Rights that relate to the other Mortgage Loans (and any successor REO Loans with respect to such other Mortgage Loans) shall be entitled, at any time at its own expense, to transfer, sell, pledge or otherwise assign such Excess Servicing Fee Rights in whole (but not in part), in either case, to any Qualified Institutional Buyer or Institutional Accredited Investor (other than a Plan), PROVIDED that no such transfer, sale, pledge or other assignment shall be made unless (i) that transfer, sale, pledge or other assignment is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws and is otherwise made in accordance with the Securities Act and such state securities laws, (ii) the prospective transferor shall have delivered to the Depositor a certificate substantially in the form attached as EXHIBIT F-3A hereto, and (iii) the prospective transferee shall have delivered to KRECM or NCBFSB, as applicable, and the Depositor a certificate substantially in the form attached as EXHIBIT F-3B hereto. None of the Depositor, the Trustee or the Certificate

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Registrar is obligated to register or qualify an Excess Servicing Fee Right under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer, sale, pledge or assignment of an Excess Servicing Fee Right without registration or qualification. KRECM, NCBFSB and each holder of an Excess Servicing Fee Right desiring to effect a transfer, sale, pledge or other assignment of such Excess Servicing Fee Right shall, and each of KRECM and NCBFSB hereby agrees, and each such holder of an Excess Servicing Fee Right by its acceptance of such Excess Servicing Fee Right shall be deemed to have agreed, in connection with any transfer of such Excess Servicing Fee Right effected by such Person, to indemnify the Certificateholders, the Trust, the Depositor, the Underwriters, the Trustee, any Fiscal Agent, the Master Servicers, the Certificate Registrar and the Special Servicers against any liability that may result if such transfer is not exempt from registration and/or qualification under the Securities Act or other applicable federal and state securities laws or is not made in accordance with such federal and state laws or in accordance with the foregoing provisions of this paragraph. By its acceptance of an Excess Servicing Fee Right, the holder thereof shall be deemed to have agreed (i) to keep all information relating to the Trust and the Trust Fund and made available to it by either Master Servicer confidential (except as permitted pursuant to CLAUSE (iii) below or, in the case of a Master Servicer, as contemplated hereby in the performance of its duties and obligations hereunder), (ii) not to use or disclose such information in any manner that could result in a violation of any provision of the Securities Act or other applicable securities laws or that would require registration of such Excess Servicing Fee Right or any Non-Registered Certificate pursuant to the Securities Act, and (iii) not to disclose such information, and to cause its officers, directors, partners, employees, agents or representatives not to disclose such information, in any manner whatsoever, in whole or in part, to any other Person other than such holder's auditors, legal counsel and regulators, except to the extent such disclosure is required by law, court order or other legal requirement or to the extent such information is of public knowledge at the time of disclosure by such holder or has become generally available to the public other than as a result of disclosure by such holder; PROVIDED, HOWEVER, that such holder may provide all or any part of such information to any other Person who is contemplating an acquisition of such Excess Servicing Fee Right if, and only if, such Person (x) confirms in writing such prospective acquisition and (y) agrees in writing to keep such information confidential, not to use or disclose such information in any manner that could result in a violation of any provision of the Securities Act or other applicable securities laws or that would require registration of such Excess Servicing Fee Right or any Non-Registered Certificates pursuant to the Securities Act and not to disclose such information, and to cause its officers, directors, partners, employees, agents or representatives not to disclose such information, in any manner whatsoever, in whole or in part, to any other Person other than such Persons' auditors, legal counsel and regulators. From time to time following any transfer, sale, pledge or assignment of an Excess Servicing Fee Right, the Person then acting as the Master Servicer with respect to the Mortgage Loan or REO Loan to which the Excess Servicing Fee Right relates, shall pay, out of each amount paid to such Master Servicer as Master Servicing Fees with respect to such Mortgage Loan or REO Loan, as the case may be, the related Excess Servicing Fees to the holder of such Excess Servicing Fee Right within one Business Day following the payment of such Master Servicing Fees to such Master Servicer, in each case in accordance with payment instructions provided by such holder in writing to such Master Servicer. The holder of an Excess Servicing Fee Right shall not have any rights under this Agreement except as set forth in the preceding sentences of this paragraph. Neither the Certificate Registrar nor the Trustee shall have any obligation whatsoever regarding payment of an Excess Servicing Fee or the assignment or transfer of an Excess Servicing Fee Right.

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          A Master Servicer's right to receive the Master Servicing Fees to which it is entitled may not be transferred in whole or in part except in connection with the transfer of all of such Master Servicer's responsibilities and obligations under this Agreement and except as otherwise expressly provided herein, including as contemplated by the prior paragraph.

          (b) Subject to offset as provided in SECTION 3.02(a), the applicable Master Servicer shall be entitled to receive the following items as additional servicing compensation (the following items, collectively, "ADDITIONAL MASTER SERVICING COMPENSATION"):

          (i) any and all Net Default Charges collected with respect to a Performing Mortgage Loan;

          (ii) 50% of any and all Net Assumption Application Fees, Net Assumption Fees, modification fees, extension fees, consent fees, release fees, waiver fees, fees paid in connection with defeasance and earn-out fees actually paid by a Borrower with respect to a Performing Mortgage Loan;

          (iii) any and all charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and other loan processing fees actually paid by a Borrower with respect to a Performing Mortgage Loan and, in the case of checks returned for insufficient funds, with respect to a Specially Serviced Mortgage Loan;

          (iv) any and all Prepayment Interest Excesses collected with respect to a Mortgage Loan, including a Specially Serviced Mortgage Loan, to the extent not needed to pay Compensating Interest Payments;

          (v) all fees earned by reason of the failure of the Borrower under the 80 West End Avenue Mortgage Loan to obtain a permanent certificate of occupancy with respect to the 80 West End Avenue Property by a specified date; and

          (vi) interest or other income earned on deposits in the Accounts (other than, if applicable, the Paradise Island Special Account) maintained by such Master Servicer, in accordance with SECTION 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to any such Account for each Collection Period and, further, in the case of a Servicing Account or Reserve Account, only to the extent such interest or other income is not required to be paid to any Borrower under applicable law or under the related Mortgage).

          To the extent that any of the amounts described in CLAUSES (i) through
(v) in the preceding paragraph are collected by a Special Servicer, such Special Servicer shall promptly pay such amounts to the applicable Master Servicer.

          (c) As compensation for its activities hereunder, subject to the proviso to CLAUSE (d) of the definition of "Servicing Transfer Event", each Special Servicer shall be entitled to receive monthly the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan as to which it is the applicable Special Servicer and each REO Loan that relates to an REO Property as to which it is the applicable Special Servicer. As to each Specially Serviced Mortgage Loan and REO Loan, for any particular calendar month or applicable portion thereof, the Special Servicing Fee shall accrue at the Special Servicing Fee Rate on the same principal amount as interest accrues from time to time during

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such calendar month (or portion thereof) on such Specially Serviced Mortgage
Loan or is deemed to accrue from time to time during such calendar month (or portion thereof) on such REO Loan, as the case may be, and shall be calculated on the same Interest Accrual Basis as is applicable for such Specially Serviced Mortgage Loan or REO Loan, as the case may be. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof or, in the case of a Specially Serviced Mortgage Loan, as of the date it becomes a Corrected Mortgage Loan. Earned but unpaid Special Servicing Fees shall be payable first out of related Liquidation Proceeds and then monthly out of general collections on the Mortgage Loans and any REO Properties on deposit in the applicable Master Servicer's Collection Account pursuant to SECTION 3.05(a).

          As further compensation for its activities hereunder, subject to the proviso to CLAUSE (d) of the definition of "Servicing Transfer Event", the applicable Special Servicer shall be entitled to receive the Workout Fee with respect to each Corrected Mortgage Loan. As to each such Corrected Mortgage Loan, the Workout Fee shall be payable out of, and shall be calculated by application of the Workout Fee Rate to, each payment of interest (other than Post-ARD Additional Interest and Default Interest) and principal received from the related Borrower on such Mortgage Loan for so long as it remains a Corrected Mortgage Loan. The Workout Fee with respect to any Corrected Mortgage Loan will cease to be payable if a Servicing Transfer Event occurs with respect thereto or if the related Mortgaged Property becomes an REO Property; PROVIDED that a new Workout Fee would become payable if and when such Mortgage Loan again became a Corrected Mortgage Loan with respect to such new Servicing Transfer Event. If a Special Servicer is terminated (other than for cause), including pursuant to
SECTION 3.25, or resigns in accordance with SECTION 6.04, it shall retain the right to receive any and all Workout Fees payable in respect of (i) any Mortgage Loans as to which it was the applicable Special Servicer, that became Corrected Mortgage Loans during the period that it acted in such capacity and that were still Corrected Mortgage Loans at the time of such termination or resignation and (ii) any Specially Serviced Mortgage Loan for which it has resolved the circumstances and/or conditions causing such Mortgage Loan to be a Specially Serviced Mortgage Loan, but which had not as of the time it was terminated or resigned become a Corrected Mortgage Loan solely because the related Borrower had not made three consecutive timely Monthly Payments and which subsequently becomes a Corrected Mortgage Loan as a result of the related Borrower making such three consecutive timely Monthly Payments (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such loan ceases to be payable in accordance with the preceding sentence; PROVIDED that, in the case of any Specially Serviced Mortgage Loan described in CLAUSE (ii) of this sentence, the terminated Special Servicer shall immediately deliver the related Servicing File to the applicable Master Servicer, and the applicable Master Servicer shall (without further compensation) monitor that all conditions precedent to such Mortgage Loan's becoming a Corrected Mortgage Loan are satisfied and, further, shall immediately transfer such Servicing File to the new applicable Special Servicer if and when it becomes apparent to the applicable Master Servicer that such conditions precedent will not be satisfied.

          As further compensation for its activities hereunder, subject to the proviso to CLAUSE (d) of the definition of "Servicing Transfer Event", the applicable Special Servicer shall also be entitled to receive a Liquidation Fee with respect to each Specially Serviced Mortgage Loan or REO Property as to which (i) it is the applicable Special Servicer and (ii) it receives any full, partial or discounted payoff from the related Borrower or any Condemnation Proceeds or Liquidation Proceeds (other than in connection with (A) any draw on the Paradise Island Letter of Credit, (B) the purchase of any such

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Specially Serviced Mortgage Loan by the applicable Special Servicer or the
Majority Controlling Class Certificateholder(s) pursuant to SECTION 3.18, (C) the purchase of any such Specially Serviced Mortgage Loan or REO Property by a Master Servicer, a Special Servicer or a Controlling Class Certificateholder pursuant to SECTION 9.01, (D) the acquisition of any such Specially Serviced Mortgage Loan or REO Property by the Sole Certificateholder(s) in exchange for all the Certificates pursuant to SECTION 9.01, (E) the repurchase or replacement no later than the end of the applicable Initial Resolution Period and any applicable Resolution Extension Period, as a result of a Material Breach or Material Document Defect, of any such Specially Serviced Mortgage Loan or REO Property by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement, the Column Performance Guarantor pursuant to the Column Performance Guarantee, the NCBCC Performance Guarantor pursuant to the NCBCC Performance Guarantee or the NCBFSB Performance Guarantor pursuant to the NCBFSB Performance Guarantee, (F) the purchase, on or before December 31, 2003, of the 80 West End Avenue Mortgage Loan by NCB pursuant to the NCB Mortgage Loan Purchase Agreement as a result of the related Borrower's failure to obtain a permanent certificate of occupancy for the 80 West End Avenue Property by November 6, 2003 or (G) any withdrawals from the Paradise Island Reserve Fund pursuant to SECTION 3.19(i)). As to each such Specially Serviced Mortgage Loan or REO Property, the Liquidation Fee shall be payable out of, and shall be calculated by application of the Liquidation Fee Rate to, any such full, partial or discounted payoff, Condemnation Proceeds and/or Liquidation Proceeds received or collected in respect thereof (other than any portion of such payment or proceeds that represents Post-ARD Additional Interest, Default Charges, a Prepayment Premium or a Yield Maintenance Charge). The Liquidation Fee with respect to any such Specially Serviced Mortgage Loan will not be payable if such Mortgage Loan becomes a Corrected Mortgage Loan.

          A Special Servicer's right to receive any Special Servicing Fee, Workout Fee and/or Liquidation Fee to which it is entitled may not be transferred in whole or in part except in connection with the transfer of all of such Special Servicer's responsibilities and obligations under this Agreement and except as otherwise expressly provided herein.

          (d) Subject to offset as provided in SECTION 3.02(a), the applicable Special Servicer shall be entitled to receive the following items as additional special servicing compensation (the following items, collectively, the "ADDITIONAL SPECIAL SERVICING COMPENSATION"):

          (i) any and all Net Default Charges collected with respect to a Specially Serviced Mortgage Loan or an REO Loan;

          (ii) any and all Net Assumption Fees, Net Assumption Application Fees, modification fees, extension fees, consent fees, release fees, waiver fees, fees paid in connection with defeasance, earn-out fees and charges for beneficiary statements or demands that are actually received on or with respect to a Specially Serviced Mortgage Loan or an REO Loan;

          (iii) 50% of any and all Net Assumption Fees, Net Assumption Application Fees, modification fees, extension fees, consent fees, release fees, waiver fees, fees paid in connection with defeasance and earn-out fees that are actually received on or with respect to a Performing Mortgage Loan; and

          (iv) interest or other income earned on deposits in any REO Account maintained by such Special Servicer, in accordance with SECTION 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to such REO Account for each Collection Period).

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          To the extent that any of the amounts described in CLAUSES (i) through
(iii) of the preceding paragraph are collected by a Master Servicer, such Master Servicer shall promptly pay such amounts to the applicable Special Servicer and shall not be required to deposit such amounts in such Master Servicer's Collection Account pursuant to SECTION 3.04(a).

          (e) Each of the Master Servicers and Special Servicers shall be required (subject to SECTION 3.11(h) below) to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including payment of any amounts due and owing to any of Sub-Servicers retained by it (including any termination fees) and the premiums for any blanket policy or the standby fee or similar premium, if any, for any master force placed policy obtained by it insuring against hazard losses pursuant to
SECTION 3.07(b)), if and to the extent such expenses are not payable directly out of any Collection Account, Servicing Account, Reserve Account or REO Account, and no Master Servicer or Special Servicer shall be entitled to reimbursement for any such expense incurred by it except as expressly provided in this Agreement. If either Master Servicer is required to make any Servicing Advance hereunder at the discretion of a Special Servicer in accordance with
SECTION 3.19 or otherwise, such Special Servicer shall promptly provide such Master Servicer with such documentation regarding the subject Servicing Advance as such Master Servicer may reasonably request.

          (f) If a Master Servicer or, as contemplated by SECTION 3.19(b), a Special Servicer is required under this Agreement to make a Servicing Advance, but fails to do so within ten days after such Advance is required to be made, the Trustee shall, if it has actual knowledge of such failure on the part of such Master Servicer or Special Servicer, as the case may be, give notice of such failure to the defaulting party. If such Advance is not made by such Master Servicer or Special Servicer within three Business Days after such notice, then (subject to SECTION 3.11(h) below) the Trustee or a Fiscal Agent appointed thereby shall make such Advance. If any Fiscal Agent makes any such Servicing Advance, the Trustee shall be deemed not to be in default under this Agreement for failing to do so.

          (g) Each Master Servicer, each Special Servicer, the Trustee and any Fiscal Agent shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each Servicing Advance made thereby (with its own funds), for so long as such Servicing Advance is outstanding. Such interest with respect to any Servicing Advances shall be payable: (i) FIRST, in accordance with SECTIONS 3.05 and 3.26, out of any Default Charges subsequently collected on or in respect of the particular Mortgage Loan or REO Loan as to which such Servicing Advance relates; and (ii) THEN, after such Servicing Advance is reimbursed, but only if and to the extent that such Default Charges are insufficient to cover such Advance Interest, out of general collections on the Mortgage Loans and REO Properties on deposit in the applicable Master Servicer's Collection Account. The applicable Master Servicer shall reimburse itself, either Special Servicer, the Trustee or any Fiscal Agent, as appropriate, for any Servicing Advance made by any such Person with respect to any Mortgage Loan or REO Property as to which such Master Servicer is the applicable Master Servicer as soon as practicable after funds available for such purpose are deposited in such Master Servicer's Collection Account. A Master Servicer shall not be entitled to Advance Interest on any Servicing Advance made thereby to the extent a payment is received but is being held by such Master Servicer in suspense.

          (h) Notwithstanding anything to the contrary set forth herein, none of the Master Servicers, the Special Servicers, the Trustee or any Fiscal Agent shall be required to make any Servicing Advance that it determines in its reasonable judgment would constitute a Nonrecoverable Servicing

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Advance. The determination by any Person with an obligation hereunder to make
Servicing Advances that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be made by such Person in its reasonable judgment and shall be evidenced by an Officer's Certificate delivered promptly to the Depositor, the Trustee (unless it is the Person making such determination) and the Controlling Class Representative, setting forth the basis for such determination, accompanied by a copy of an Appraisal of the related Mortgaged Property or REO Property performed within the 12 months preceding such determination, and further accompanied by any other information, including engineers' reports, environmental surveys or similar reports, that such Person may have obtained and that support such determination. Notwithstanding the foregoing, the Trustee and any Fiscal Agent shall be entitled to conclusively rely on any determination of nonrecoverability that may have been made by the applicable Master Servicer or the applicable Special Servicer with respect to a particular Servicing Advance for any Mortgage Loan or REO Property, and the applicable Master Servicer and the applicable Special Servicer shall each be entitled to conclusively rely on any determination of nonrecoverability that may have been made by the other such party with respect to a particular Servicing Advance for any Mortgage Loan or REO Property. A copy of any such Officer's Certificate (and accompanying information) of a Master Servicer shall also be delivered promptly to the Special Servicer for the subject Mortgage Loan or REO Property, a copy of any such Officer's Certificate (and accompanying information) of a Special Servicer shall also be promptly delivered to the Master Servicer for the subject Mortgage Loan or REO Property, and a copy of any such Officer's Certificates (and accompanying information) of the Trustee or the Fiscal Agent shall also be promptly delivered to the Controlling Class Representative and the Master Servicer and Special Servicer for the subject Mortgage Loan or REO Property.

             (i) Notwithstanding anything to the contrary set forth herein, the applicable Master Servicer may (and, at the direction of the applicable Special Servicer if a Specially Serviced Mortgage Loan or an REO Property is involved, shall) pay directly out of such Master Servicer's Collection Account any servicing expense that, if paid by the applicable Master Servicer or the applicable Special Servicer, would constitute a Nonrecoverable Servicing Advance for the subject Mortgage Loan or REO Property; PROVIDED that the applicable Master Servicer (or the applicable Special Servicer, if a Specially Serviced Mortgage Loan or an REO Property is involved) has determined in accordance with the Servicing Standard that making such payment is in the best interests of the Certificateholders (as a collective whole), as evidenced by an Officer's Certificate delivered promptly to the Depositor, the Trustee and the Controlling Class Representative, setting forth the basis for such determination and accompanied by any information that such Person may have obtained that supports such determination. A copy of any such Officer's Certificate (and accompanying information) of a Master Servicer shall also be delivered promptly to the Controlling Class Representative and the Special Servicer for the subject Mortgage Loan or REO Property, and a copy of any such Officer's Certificate (and accompanying information) of a Special Servicer shall also be promptly delivered to the Master Servicer and the Controlling Class Representative for the subject Mortgage Loan or REO Property.

          SECTION 3.12. Property Inspections; Collection of Financial Statements; Delivery of Certain Reports.

          (a) The applicable Special Servicer shall perform or cause to be performed a physical inspection of a Mortgaged Property as soon as practicable (but in any event not later than 60 days) after the related Mortgage Loan becomes a Specially Serviced Mortgage Loan (and, in cases where the related Mortgage Loan has become a Specially Serviced Mortgage Loan, the applicable Special Servicer

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shall continue to perform or cause to be performed a physical inspection of the subject Mortgaged Property at least once per calendar year thereafter for so long as the related Mortgage Loan remains a Specially Serviced Mortgage Loan or if such Mortgaged Property becomes an REO Property); PROVIDED that each Special Servicer shall be entitled to reimbursement of the reasonable and direct out-of-pocket expenses incurred by it in connection with each such inspection as Servicing Advances and otherwise as contemplated by SECTION 3.05(b). Beginning in 2003, the applicable Master Servicer shall at its expense perform or cause to be performed an inspection of the Mortgaged Property for each Mortgage Loan at least once per calendar year, if the applicable Special Servicer has not already done so during that period pursuant to the preceding sentence. Each of the Master Servicers and Special Servicers shall prepare (and, promptly following preparation, if there has been a material adverse change in the condition of the subject Mortgaged Property or REO Property, as applicable, deliver to the Controlling Class Representative) a written report of each such inspection performed by it or on its behalf that sets forth in detail the condition of the subject Mortgaged Property and that specifies the occurrence or existence of:
(i) any sale, transfer or abandonment of the subject Mortgaged Property of which such Master Servicer or Special Servicer, as applicable, is aware, (ii) any change in the condition or occupancy of the subject Mortgaged Property of which such Master Servicer or Special Servicer, as applicable, is aware and that it considers, in accordance with the Servicing Standard, material, or (iii) any waste committed on the Mortgaged Property of which such Master Servicer or Special Servicer, as the case may be, is aware and that it considers, in accordance with the Servicing Standard, material. Each of the Master Servicers and Special Servicers shall deliver to the Controlling Class Representative (imaged with the ARCap Naming Convention) and, upon request, to the Trustee a copy (or image in suitable electronic media) of each such written report prepared by it, in each case within 30 days following the request (or, if later or if request is not required, within 30 days following the later of completion of the related inspection if the inspection is performed by the applicable Master Servicer or Special Servicer, as appropriate, or receipt of the related inspection report if the inspection is performed by a third party). Upon request, the Trustee shall request from the applicable Master Servicer or Special Servicer, as appropriate, and, to the extent such items have been delivered to the Trustee by the applicable Master Servicer or Special Servicer, as appropriate, deliver to each of the Depositor, the related Mortgage Loan Seller, the Controlling Class Representative, any Certificateholder or, if the Trustee has in accordance with SECTION 5.06(b) confirmed the Ownership Interest in Certificates held thereby, any Certificate Owner, a copy (or image in suitable electronic media) of each such written report prepared by a Master Servicer or Special Servicer.

          (b) Commencing with respect to the calendar quarter ended June 30, 2002, the applicable Special Servicer, in the case of any Specially Serviced Mortgage Loan, and the applicable Master Servicer, in the case of each Performing Mortgage Loan, shall make reasonable efforts to collect promptly from each related Borrower quarterly and annual operating statements, budgets and rent rolls (or, in the case of a residential cooperative property, maintenance schedules) of the related Mortgaged Property, and quarterly and annual financial statements of such Borrower, whether or not delivery of such items is required (or, in the case of Co-op Mortgage Loans, only if delivery of such items is required) pursuant to the terms of the related Mortgage Loan Documents. In addition, the applicable Special Servicer shall cause quarterly and annual operating statements, budgets and rent rolls to be regularly prepared in respect of each REO Property and shall collect all such items promptly following their preparation. Each Special Servicer shall deliver images in suitable electronic media (or, in the case of the Co-op Master Servicer, until April 2003, paper or electronic copies) of all of the foregoing items so collected or obtained by it to the applicable Master Servicer within 30 days of its receipt thereof. In the case of each Performing Mortgage Loan serviced by the Co-op Master Servicer, such deliveries shall

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be limited to those required under the applicable loan documents. Each Master
Servicer shall deliver at least quarterly all items required to be delivered to it by the applicable Special Servicer pursuant to the second preceding sentence to the Controlling Class Representative and the Trustee in an imaged format with the ARCap Naming Convention (or, in the case of the Co-op Master Servicer, until April 2003, in either paper or electronic format).

          The applicable Master Servicer shall maintain a CMSA Operating Statement Analysis Report with respect to each Mortgaged Property and REO Property. Within 60 days after receipt by the applicable Master Servicer from the related Borrower or otherwise, as to a Performing Mortgage Loan, and within 30 days after receipt by the applicable Master Servicer from a Special Servicer or otherwise, as to a Specially Serviced Mortgage Loan or an REO Property, of any annual operating statements or rent rolls (or, in the case of a residential cooperative property, maintenance schedules) with respect to any Mortgaged Property or REO Property, such Master Servicer shall, based upon such operating statements or rent rolls (or, in the case of a residential cooperative property, maintenance schedules), prepare (or, if previously prepared, update) the CMSA Operating Statement Analysis Report for the subject Mortgaged Property or REO Property. Each Master Servicer shall remit electronically an image with the ARCap Naming Convention of a copy of each CMSA Operating Statement Analysis Report prepared or updated by it (promptly following initial preparation and each update thereof), together with, if so requested, the underlying operating statements and rent rolls (or, in the case of a residential cooperative property, maintenance schedules), to the Controlling Class Representative, the Trustee and the applicable Special Servicer (PROVIDED that the Co-op Master Servicer may deliver such accompanying items in paper or electronic format until April 2003). The Trustee shall, upon request, request from the applicable Master Servicer (if necessary) and, to the extent such items have been delivered to the Trustee by the applicable Master Servicer, deliver to any Certificateholder or, if the Trustee has in accordance with SECTION 5.06(b) confirmed the Ownership Interest in the Certificates held thereby, any Certificate Owner, a copy of the CMSA Operating Statement Analysis (or update thereof) for any Mortgaged Property or REO Property and, if requested, the related operating statement or rent rolls (or, in the case of a residential cooperative property, maintenance schedules).

          Within 60 days (or, in the case of items received from a Special Servicer with respect to Specially Serviced Mortgage Loans and REO Properties, 30 days) after receipt by the applicable Master Servicer of any quarterly or annual operating statements with respect to any Mortgaged Property or REO Property, such Master Servicer shall prepare or update and forward to the Trustee, the applicable Special Servicer and the Controlling Class Representative a CMSA NOI Adjustment Worksheet using the same format and ARCap Naming Convention as the CMSA Operating Statement Analysis Report for such Mortgaged Property or REO Property, together with the related quarterly or annual operating statements (PROVIDED that the Co-op Master Servicer may deliver such accompanying items in paper or electronic format until April 2003).

          If, with respect to any Mortgage Loan (other than a Specially Serviced Mortgage Loan), the applicable Special Servicer has any questions for the related Borrower based upon the information received by the applicable Special Servicer pursuant to SECTION 3.12(a) or 3.12(b), the applicable Master Servicer shall, in this regard and without otherwise changing or modifying its duties hereunder, reasonably cooperate with the applicable Special Servicer in assisting such Special Servicer to contact and solicit information from such Borrower.

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          (c)     Not later than 2:00 p.m. (New York City time) on the first
Business Day following each Determination Date, each Special Servicer shall prepare and deliver or cause to be delivered to the Master Servicers (in each case to the extent relevant thereto) and, upon request, the Controlling Class Representative the following reports (or data files relating to reports of the Master Servicer) with respect to those Specially Serviced Mortgage Loans and REO Properties as to which such Special Servicer is the applicable Special Servicer, providing the required information as of such Determination Date: (i) a CMSA Property File; and (ii) a CMSA Loan Periodic Update File (which, in each case, if applicable, will identify each subject Mortgage Loan(s) by loan number and property name). At or before 2:00 p.m. (New York City time) on the first Business Day following each Determination Date, each Special Servicer shall prepare and deliver or cause to be delivered to the Master Servicers (in each case to the extent relevant thereto) the following reports or the related data fields reflected in the reports reasonably requested with respect to those Specially Serviced Mortgage Loans and REO Properties as to which such Special Servicer is the applicable Special Servicer, providing the information required of such Special Servicer pursuant to SECTION 3.12(e) as of such Determination
Date: (i) a CMSA Delinquent Loan Status Report; (ii) a CMSA Comparative Financial Status Report; (iii) a CMSA Historical Liquidation Report; (iv) a CMSA Historical Loan Modification Report; and (v) a CMSA REO Status Report. In addition, the applicable Special Servicer shall from time to time provide the applicable Master Servicer with such information in such Special Servicer's possession regarding any Specially Serviced Mortgage Loan or REO Property as may be requested by such Master Servicer and is reasonably necessary for such Master Servicer to prepare each report and any supplemental information required to be provided by such Master Servicer to the Trustee.

          (d) Not later than 3:00 p.m. (New York City time) on the second Business Day following each Determination Date, each Master Servicer, with respect to those Mortgage Loans and REO Properties as to which it is the applicable Master Servicer, shall prepare (if and to the extent necessary) and deliver or cause to be delivered to the Trustee, in a computer-readable medium downloadable by the Trustee (or, at the Trustee's written request, in a form reasonably acceptable to the recipient, including on a loan-by-loan basis), each of the files and reports comprising the CMSA Investor Reporting Package (excluding any CMSA Operating Statement Analysis Report, any CMSA NOI Adjustment Worksheet, the CMSA Bond Level File and the CMSA Collateral Summary File), in each case providing the most recent information with respect to the subject Mortgage Loans and REO Properties as of the related Determination Date (and which, in each case, if applicable, will identify each subject Mortgage Loan by loan number and property name); PROVIDED that a Master Servicer shall not be required to prepare and deliver any of the files and reports comprising the CMSA Investor Reporting Package (other than the CMSA Loan Periodic Update File) before the second Business Day following the second Determination Date following the Closing Date.

          Each Master Servicer may, but is not required to, make any of the reports or files comprising the CMSA Investor Reporting Package prepared by it with respect to the Mortgage Loans and REO Properties as to which it is the applicable Master Servicer, available each month on such Master Servicer's internet website only with the use of a password, in which case such Master Servicer shall provide such password to (i) the other parties to this Agreement, who by their acceptance of such password shall be deemed to have agreed not to disclose such password to any other Person, (ii) the Rating Agencies and the Controlling Class Representative, and (iii) each Certificateholder and Certificate Owner who requests such password, PROVIDED that any such Certificateholder or Certificate Owner, as the case may be, has delivered a certification substantially in the form of EXHIBIT K-1 to the Trustee (with a copy to such Master Servicer). In connection with providing access to its internet

                                      -150-
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website, a Master Servicer may require registration and the acceptance of a disclaimer and otherwise (subject to the preceding sentence) adopt reasonable rules and procedures, which may include, to the extent a Master Servicer deems necessary or appropriate, conditioning access on execution of an agreement governing the availability, use and disclosure of such information, and which may provide indemnification to such Master Servicer for any liability or damage that may arise therefrom.

          Notwithstanding any other provision in this Agreement, the Master Servicers, the Special Servicers and the Trustee shall deliver to the Controlling Class Representative the reports (including the Payments Received after Determination Date Report and the Mortgage Loans Delinquent Report) and information set forth on EXHIBIT E-3 in the format and at the times set forth therein.

          (e) Each Special Servicer shall deliver to the Master Servicers the reports set forth in SECTION 3.12(b) and SECTION 3.12(c), and the Master Servicers shall deliver to the Trustee the reports set forth in SECTION 3.12(d), in an electronic format reasonably acceptable to the Special Servicers, the Master Servicers and the Trustee. Each Master Servicer may, absent manifest error, conclusively rely on the reports to be provided by a Special Servicer pursuant to SECTION 3.12(b) and SECTION 3.12(c). The Trustee may, absent manifest error, conclusively rely on the reports to be provided by a Master Servicer pursuant to SECTION 3.12(d). To the extent that any report to be prepared and provided to the Trustee and/or the Controlling Class Representative by a Master Servicer pursuant to SECTION 3.12(d) is dependent on information from a Special Servicer, and such Special Servicer has not timely provided such information to the Master Servicer, such Master Servicer shall on a timely basis provide to the Trustee and/or the Controlling Class Representative, as applicable, as complete a report as the information provided by such Special Servicer permits and shall promptly update and provide to the Trustee and/or the Controlling Class Representative, as applicable, a complete report when such Special Servicer provides the Master Servicer with the requisite missing information; and no Master Servicer shall be in breach hereunder for so providing an incomplete report under SECTION 3.12(D) under the foregoing circumstances. Furthermore, if any report to be provided to the Trustee and/or the Controlling Class Representative by a Master Servicer pursuant to
SECTION 3.12(d) was to be prepared by a Special Servicer and delivered to such Master Servicer, such Master Servicer shall not be in breach by reason of any delay in its delivery of such report to the Trustee and/or the Controlling Class Representative, as applicable, by reason of a delay on the part of such Special Servicer to deliver such report to the Master Servicer; and the Master Servicer shall deliver as promptly as reasonably practicable to the Trustee and/or the Controlling Class Representative, as applicable, any such report that it receives from a Special Servicer after the requisite delivery date.

          (f) Notwithstanding the foregoing, however, the failure of a Master Servicer or Special Servicer to disclose any information otherwise required to be disclosed by this SECTION 3.12 shall not constitute a breach of this SECTION 3.12 to the extent such Master Servicer or Special Servicer so fails because such disclosure, in the reasonable belief of such Master Servicer or Special Servicer, as the case may be, would violate any applicable law or any provision of a Mortgage Loan Document prohibiting disclosure of information with respect to the Mortgage Loans or Mortgaged Properties or would constitute a waiver of the attorney-client privilege on behalf of the Trust. Each Master Servicer and Special Servicer may disclose any such information or any additional information to any Person so long as such disclosure is consistent with applicable law, the related Mortgage Loan Documents and the Servicing Standard. A Master Servicer or Special Servicer may affix to any information provided by it any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

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          (g)     On or before the Closing Date, the Depositor shall provide to the Master Servicers (in each case to the extent relevant thereto) and to the Trustee and the Controlling Class Representative, the initial data (as of the respective Due Dates for the Original Mortgage Loans in May 2002 or the most recent earlier date for which such data is available) contemplated by the CMSA Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement Analysis Report and the CMSA Property File.

          (h) If a Master Servicer or Special Servicer is required to deliver any statement, report or information under any provision of this Agreement, such Master Servicer or Special Servicer, as the case may be, may satisfy such obligation by (x) physically delivering a paper copy of such statement, report or information, (y) delivering such statement, report or information in a commonly used electronic format or (z) making such statement, report or information available on a Master Servicer's internet website or the Trustee's internet website, unless this Agreement expressly specifies a particular method of delivery. Notwithstanding the foregoing, the Trustee may request delivery in paper format of any statement, report or information required to be delivered to the Trustee and CLAUSE (Z) shall not apply to the delivery of any information required to be delivered to the Trustee unless the Trustee consents to such delivery.

          SECTION 3.13.  Annual Statement as to Compliance.

          Each of the Master Servicers and Special Servicers shall deliver to the Trustee, the Depositor, the Underwriters and the Controlling Class Representative, on or before May 1 of each year, beginning in 2003, an Officer's Certificate (the "ANNUAL PERFORMANCE CERTIFICATION") stating, as to the signer thereof, that (i) a review of the activities of such Master Servicer or Special Servicer, as the case may be, during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision,
(ii) to the best of such officer's knowledge, based on such review, such Master Servicer or Special Servicer, as the case may be, has fulfilled all of its obligations under this Agreement in all material respects throughout such year (or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof), and (iii) such Master Servicer or Special Servicer, as the case may be, has received no notice regarding the qualification, or challenging the status, of any REMIC Pool as a REMIC or either Grantor Trust Pool as a Grantor Trust from the IRS or any other governmental agency or body (or, if it has received any such notice, specifying the details thereof); PROVIDED that each Master Servicer and Special Servicer shall be required to deliver its Annual Performance Certification by March 15 in 2003 or in any given year thereafter if it has received written confirmation from the Trustee or the Depositor by January 31 of that year that a Report on Form 10-K is required to be filed in respect of the Trust for the preceding calendar year.

          SECTION 3.14.  Reports by Independent Public Accountants.

          On or before May 1 of each year, beginning in 2003, each of the Master Servicers and Special Servicers, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement (the "ANNUAL ACCOUNTANTS' REPORT") to the Trustee, the Depositor, the Underwriters and the Controlling Class Representative, to the effect that such firm has examined the servicing operations of such Master Servicer or Special Servicer, as the case may be, for the previous calendar year and that, on the basis of such examination, conducted substantially in compliance with USAP, such firm confirms that such

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Master Servicer or Special Servicer, as the case may be, has complied during such previous calendar year with the minimum servicing standards (to the extent applicable to commercial and multifamily mortgage loans) identified in USAP in all material respects, except for such significant exceptions or errors in records that, in the opinion of such firm, USAP requires it to report; PROVIDED that each Master Servicer and Special Servicer shall be required to cause the delivery of its Annual Accountants' Report by March 15 in 2003 or in any given year thereafter if it has received written confirmation from the Trustee or the Depositor by January 31 of that year that a Report on Form 10-K is required to be filed in respect of the Trust for the preceding calendar year. In rendering its report such firm may rely, as to matters relating to the direct servicing of securitized commercial and multifamily mortgage loans by sub-servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those sub-servicers.

          Each of the Master Servicers and Special Servicers will reasonably cooperate with the Depositor in providing any other form of accountants' reports as may be required by the Commission in connection with the Commission's issuance of a no-action letter relating to the Depositor's reporting requirements in respect of the Trust pursuant to the Exchange Act, and the reasonable additional costs of providing such other forms of accountants' reports shall be borne by the Depositor.

          SECTION 3.15.  Access to Certain Information.

          (a) Each of the Master Servicers and Special Servicers shall afford to the Trustee, any Fiscal Agent, the Depositor, each Rating Agency and the Controlling Class Representative and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder or Certificate Owner, access to any records regarding the Mortgage Loans and the servicing thereof within its control, except to the extent it is prohibited from doing so by applicable law, the terms of the related Mortgage Loan Documents or contract entered into prior to the Closing Date or to the extent such information is subject to a privilege under applicable law to be asserted on behalf of the Certificateholders. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the particular Master Servicer or Special Servicer, as the case may be, designated by it. Each Master Servicer and Special Servicer may affix a reasonable disclaimer to any information provided by it for which it is not the original source (without suggesting liability on the part of any other party hereto). In connection with providing access to such records to the Controlling Class Representative, each Master Servicer and Special Servicer may require registration (to the extent access is provided via a Master Servicer's internet website) and the acceptance of a reasonable and customary disclaimer and otherwise adopt reasonable rules and procedures, which may include, to the extent a Master Servicer or Special Servicer, as applicable, deems necessary or appropriate, conditioning access on the execution and delivery of an agreement governing the availability, use and disclosure of such information.

          (b) No Master Servicer or Special Servicer shall be liable for providing or disseminating information in accordance with the terms of this Agreement.

          (c) Upon the request of the Controlling Class Representative made not more frequently than once a month, or at such mutually acceptable time each month as the Controlling Class Representative shall reasonably designate, each of the Master Servicers and Special Servicers shall, without charge, make a knowledgeable Servicing Officer available, at the option of the Controlling

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Class Representative either by telephone or at the office of such Servicing
Officer, to answer questions from the Controlling Class Representative regarding the performance and servicing of the Mortgage Loans and/or REO Properties for which such Master Servicer or Special Servicer, as the case may be, is responsible.

          SECTION 3.16.  Title to REO Property; REO Account.

          (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee or its nominee, on behalf of the Certificateholders or, subject to SECTION 3.09(b), to a single member limited liability company of which the Trust is the sole member, which limited liability company is formed or caused to be formed by the applicable Special Servicer at the expense of the Trust for the purpose of taking title to one or more REO Properties pursuant to this Agreement. Any such limited liability company formed by a Special Servicer shall be a manager-managed limited liability company, with such Special Servicer to serve as the initial manager to manage the property of the limited liability company, including any applicable REO Property, in accordance with the terms of this Agreement as if such property was held directly in the name of the Trust or Trustee under this Agreement. The applicable Special Servicer, on behalf of the Trust, shall sell any REO Property in accordance with SECTION 3.18 by the end of the third calendar year (or, in the case of a "qualified healthcare property" within the meaning of
Section 856(c)(6) of the Code, the end of the second calendar year) following the year in which the Trust acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless such Special Servicer either (i) applies, more than 60 days prior to the expiration of such liquidation period, and is granted an extension of time (an "REO EXTENSION") by the IRS to sell such REO Property or (ii) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee, to the effect that the holding by the Trust of such REO Property subsequent to the end of the third calendar year (or, in the case of a "qualified healthcare property" within the meaning of Section 856(c)(6) of the Code, the end of the second calendar year) following the year in which such acquisition occurred will not result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool. Regardless of whether the applicable Special Servicer applies for or is granted the REO Extension contemplated by CLAUSE (i) of the immediately preceding sentence or obtains the Opinion of Counsel referred to in CLAUSE (ii) of such sentence, the applicable Special Servicer shall act in accordance with the Servicing Standard to liquidate the subject REO Property on a timely basis. If the applicable Special Servicer is granted such REO Extension or obtains such Opinion of Counsel with respect to any REO Property, such Special Servicer shall
(i) promptly forward a copy of such REO Extension or Opinion of Counsel to the Trustee, and (ii) sell such REO Property within such extended period as is permitted by such REO Extension or contemplated by such Opinion of Counsel, as the case may be. Any expense incurred by a Special Servicer in connection with its applying for and being granted the REO Extension contemplated by CLAUSE (i) of the third preceding sentence or its obtaining the Opinion of Counsel contemplated by CLAUSE (ii) of the third preceding sentence, and for the creation of and the operating of a limited liability company, shall be covered by, and be reimbursable as, a Servicing Advance.

          (b) Each Special Servicer shall segregate and hold all funds collected and received by it in connection with any REO Property separate and apart from its own funds and general assets. If title to any REO Property is acquired by or on behalf of the Trust, then the applicable Special Servicer shall establish and maintain one or more accounts (collectively, an "REO Account"), to be held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from such REO Property. Each account that constitutes an REO Account shall be an

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Eligible Account. The applicable Special Servicer shall deposit, or cause to be deposited, in its REO Account, within one Business Day following receipt, all REO Revenues, Insurance Proceeds and Liquidation Proceeds received in respect of an REO Property. Funds in an REO Account may be invested in Permitted Investments in accordance with SECTION 3.06. Each Special Servicer shall be entitled to make withdrawals from its REO Account to pay itself, as Additional Special Servicing Compensation, interest and investment income earned in respect of amounts held in such REO Account as provided in SECTION 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to such REO Account for any Collection Period). Each Special Servicer shall give notice to the other parties hereto of the location of its REO Account when first established and of the new location of its REO Account prior to any change thereof.

          (c) The applicable Special Servicer shall withdraw from its REO Account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in such REO Account relating to such REO Property. Five (5) Business Days prior to each Determination Date, and again on the first Business Day following such Determination Date, the applicable Special Servicer shall withdraw from its REO Account and deposit into the applicable Master Servicer's Collection Account, or deliver to the applicable Master Servicer for deposit into such Collection Account, the aggregate of all amounts received in respect of each REO Property during the Collection Period ending on such Determination Date that are then on deposit in such REO Account, net of any withdrawals made out of such amounts pursuant to the preceding sentence; PROVIDED that, in the case of each REO Property, the applicable Special Servicer may retain in its REO Account such portion of such proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of such REO Property (including the creation of a reasonable reserve for repairs, replacements, necessary capital improvements and other related expenses), such reserve not to exceed an amount sufficient to cover such items reasonably expected to be incurred during the following 12-month period.

          (d) Each Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, its REO Account pursuant to SECTION 3.16(b) or 3.16(c).

          SECTION 3.17.  Management of REO Property.

          (a) Prior to the acquisition of title to any Mortgaged Property securing a defaulted Mortgage Loan, the applicable Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust. If the applicable Special Servicer determines from such review that:

          (i) None of the income from Directly Operating such Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO TAX"), then such Mortgaged Property may be Directly Operated by the applicable Special Servicer as REO Property;

          (ii) Directly Operating such Mortgaged Property as an REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an

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     Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the applicable Special Servicer may (PROVIDED that in the judgment of the applicable Special Servicer, exercised in accordance with the Servicing Standard, it is commercially reasonable) so lease or otherwise operate such REO Property; or

          (iii) It is reasonable to believe that Directly Operating such property as REO Property could result in income subject to an REO Tax and that no commercially reasonable means exists to operate such property as REO Property without the Trust incurring or possibly incurring an REO Tax on income from such property, then the applicable Special Servicer shall deliver to the Trustee and the Controlling Class Representative, in writing, a proposed plan (the "PROPOSED PLAN") to manage such property as REO Property. Such plan shall include potential sources of income and good faith estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such plan, the Trustee shall consult with the applicable Special Servicer and shall advise the applicable Special Servicer of the Trust's federal income tax reporting position with respect to the various sources of income that the Trust would derive under the Proposed Plan. In addition, the Trustee shall (to the maximum extent reasonably possible) advise the applicable Special Servicer of the estimated amount of taxes that the Trust would be required to pay with respect to each such source of income. After receiving the information described in the two preceding sentences from the Trustee, the applicable Special Servicer shall either (A) implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property.

          Subject to SECTION 3.17(b), the applicable Special Servicer's decision as to how each REO Property shall be managed and operated shall be in accordance with the Servicing Standard. Neither the applicable Special Servicer nor the Trustee shall be liable to the Certificateholders, the Trust, the other parties hereto or each other for errors in judgment made in good faith in the exercise of their discretion while performing their respective responsibilities under this SECTION 3.17(a) with respect to any REO Property. Nothing in this SECTION 3.17(a) is intended to prevent the sale of any REO Property pursuant to the terms and subject to the conditions of SECTION 3.18.

          (b) If title to any REO Property is acquired, the applicable Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale in accordance with SECTION 3.18, in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or, except as contemplated by
SECTION 3.17(a), result in the receipt by any REMIC Pool of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, in an Adverse REMIC Event with respect to any REMIC Pool or in an Adverse Grantor Trust Event with respect to either Grantor Trust Pool. Except as contemplated by SECTION 3.17(a), the applicable Special Servicer shall not enter into any lease, contract or other agreement with respect to any REO Property that causes the Trust to receive, and (unless required to do so under any lease, contract or agreement to which the applicable Special Servicer or the Trust may become a party or successor to a party due to a foreclosure, deed-in-lieu of foreclosure or other similar exercise of a creditor's rights or remedies with respect to the related Mortgage Loan) shall not, with respect to any REO Property, cause or allow the Trust to receive, any "net income from foreclosure property" that is subject to taxation under the REMIC Provisions. Subject to the foregoing, however, the applicable Special Servicer shall

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have full power and authority to do any and all things in connection with the administration of any REO Property, as are consistent with the Servicing Standard and, consistent therewith, shall withdraw from its REO Account, to the extent of amounts on deposit therein with respect to such REO Property, funds necessary for the proper operation, management, maintenance and disposition of such REO Property, including:

          (i) all insurance premiums due and payable in respect of such REO Property;

          (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

          (iii)   any ground rents in respect of such REO Property; and

          (iv) all other costs and expenses necessary to maintain, lease, sell, protect, manage, operate and restore such REO Property.

To the extent that amounts on deposit in the applicable Special Servicer's REO Account with respect to any REO Property are insufficient for the purposes contemplated by the preceding sentence with respect to such REO Property, the applicable Master Servicer shall, at the direction of the applicable Special Servicer, make a Servicing Advance of such amounts as are necessary for such purposes unless such Master Servicer or Special Servicer determines, in its reasonable judgment, that such advances would, if made, be Nonrecoverable Servicing Advances; PROVIDED, HOWEVER, that such Master Servicer may in its sole discretion make any such Servicing Advance without regard to recoverability if it is a necessary fee or expense incurred in connection with the defense or prosecution of legal proceedings.

          (c) The applicable Special Servicer may contract with any Independent Contractor for the operation and management of any REO Property, PROVIDED that:

          (i) the terms and conditions of any such contract may not be inconsistent herewith and shall reflect an agreement reached at arm's length;

          (ii) the fees of such Independent Contractor (which shall be expenses of the Trust) shall be reasonable and customary in consideration of the nature and locality of the REO Property;

          (iii) any such contract shall require, or shall be administered to require, that the Independent Contractor, in a timely manner, (A) pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed in SECTION 3.17(b) above, and
     (B) remit all related revenues collected (net of its fees and such costs and expenses) to the applicable Special Servicer upon receipt;

          (iv) none of the provisions of this SECTION 3.17(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the applicable Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

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          (v)     the applicable Special Servicer shall be obligated with
     respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

Each Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of such Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. To the extent the costs of any contract with any Independent Contractor for the operation and management of any REO Property are greater that the revenues available from such property, such excess costs shall be covered by, and be reimbursable as, a Servicing Advance.

          SECTION 3.18.  Fair Value Option; Sale of REO Properties.

          (a) The parties hereto may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this SECTION 3.18 or as otherwise expressly provided in or contemplated by: SECTION 2.03 and SECTION 9.01 of this Agreement; the Mortgage Loan Purchase Agreements; the Column Performance Guarantee; the NCBCC Performance Guarantee; the NCBFSB Performance Guarantee; and the related Mortgage Loan Documents.

          (b) If any Mortgage Loan becomes a Specially Designated Defaulted Mortgage Loan, then the applicable Special Servicer shall so notify the Trustee, the applicable Master Servicer, the Controlling Class Representative and the Holder(s) of the Controlling Class, in writing. In addition, the applicable Special Servicer shall determine (in accordance with the Servicing Standard, taking into account the considerations contemplated by the following paragraph, but without regard to the Purchase Option provided for in SECTION 3.18(c) below), and report to the Trustee, the applicable Master Servicer, the Controlling Class Representative and the Holder(s) of the Controlling Class, the Fair Value of such Mortgage Loan. The applicable Special Servicer's determination of the Fair Value of any Specially Designated Defaulted Mortgage Loan shall be made as soon as reasonably practicable, but in no event later than 30 days after the applicable Special Servicer receives the requisite Appraisal or any other third-party reports that it deems necessary to make the determination. If at any time the applicable Special Servicer becomes aware of any circumstances or conditions that have occurred or arisen with respect to any Specially Designated Defaulted Mortgage Loan or the related Mortgaged Property subsequent to, and that would, in the applicable Special Servicer's reasonable judgment, materially affect, the applicable Special Servicer's most recent Fair Value determination with respect to such Specially Designated Defaulted Mortgage Loan, then the applicable Special Servicer shall redetermine (in a manner as is permitted above, but taking into account any new circumstances or conditions known to the applicable Special Servicer), and report to the Trustee, the Controlling Class Representative and the applicable Master Servicer (and the Trustee shall, in turn, report to the Holder(s) of the Controlling Class), the updated Fair Value of the subject Specially Designated Defaulted Mortgage Loan. In addition, if the applicable Special Servicer has not accepted a bid at the Fair Value of the Mortgage Loan, as most recently determined by the applicable Special Servicer, prior to the expiration of 90 days from such determination, and thereafter the applicable Special Servicer receives a bid at such Fair Value or a request from a holder of the Purchase Option for an updated determination of the Fair Value of the Mortgage Loan, the applicable Special Servicer shall redetermine (in the same manner as provided above, but taking into account any new circumstances or conditions known to the applicable Special

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Servicer), and report to the Trustee, the Controlling Class Representative and
the applicable Master Servicer (and the Trustee shall, in turn, report to the Holder(s) of the Controlling Class), the updated Fair Value of the subject Specially Designated Defaulted Mortgage Loan; provided, however, that the applicable Special Servicer may rely on the existing third-party information if it deems such reliance to be reasonable.

          In determining the Fair Value of any Specially Designated Defaulted Mortgage Loan, the applicable Special Servicer shall take into account, among other factors, the period and amount of the delinquency on such Mortgage Loan, the occupancy level and physical condition of the related Mortgaged Property, the state of the local economy in the area where the related Mortgaged Property is located, and the time and expense associated with and the expected recovery from a purchaser's foreclosing on the related Mortgaged Property or working out such Mortgage Loan. In addition, the applicable Special Servicer shall refer to all relevant information contained in the Servicing File, shall take into account the most recent Appraisal obtained or conducted with respect to the related Mortgaged Property in the preceding 12-month period in accordance with this Agreement and shall not determine the Fair Value of any Specially Designated Default Mortgage Loan without such an Appraisal; PROVIDED that the applicable Special Servicer shall take account of any change in the circumstances regarding or the condition of the related Mortgaged Property known to the applicable Special Servicer that has occurred or arisen subsequent to, and that would materially affect the value of the related Mortgaged Property reflected in, such Appraisal. Furthermore, the applicable Special Servicer shall consider available objective third-party information obtained from generally available sources, as well as information obtained from vendors providing real estate services to the applicable Special Servicer, concerning the market for distressed real estate loans and the real estate market for the subject property type in the area where the related Mortgaged Property is located. The applicable Special Servicer may, to the extent it is reasonable to do so, conclusively rely on any opinions or reports of Independent third parties in making such determination. All reasonable costs and expenses incurred by a Special Servicer pursuant to this SECTION 3.18(b) shall constitute, and be reimbursable as, Servicing Advances. The other parties to this Agreement shall cooperate with all reasonable requests for information made by a Special Servicer in order to allow such Special Servicer to perform its duties pursuant to this SECTION 3.18(b).

          (c) The Majority Controlling Class Certificateholder(s) or any assignee thereof may, at its or their option, purchase from the Trust any Specially Designated Defaulted Mortgage Loan (such option, the "PURCHASE OPTION"), at a cash price (the "OPTION PRICE") equal to the Fair Value of such Mortgage Loan (as most recently determined by the applicable Special Servicer and reported to the Trustee, the Controlling Class Representative and the applicable Master Servicer as provided in SECTION 3.18(b) above) or, if no such Fair Value has yet been established as provided in SECTION 3.18(b) above or if the applicable Special Servicer is in the process of redetermining such Fair Value because of a change in circumstances, equal to the Purchase Price; PROVIDED that:

          (i) the Purchase Option with respect to any Specially Designated Defaulted Mortgage Loan will remain in effect only for the period (the "OPTION PERIOD") that commences on the date that such Mortgage Loan first becomes a Specially Designated Defaulted Mortgage Loan and ends on the earliest of (A) the date on which such Mortgage Loan becomes a Corrected Mortgage Loan or otherwise ceases to be a Specially Designated Defaulted Mortgage Loan and (B) the date on which a Liquidation Event occurs with respect to such Mortgage Loan or the related Mortgaged Property becomes an REO Property.

          (ii) the Purchase Option with respect to any Specially Designated Defaulted Mortgage Loan will be assignable by the Majority Controlling Class Certificateholder(s) during the Option Period to any third party (PROVIDED that the parties hereto are notified in writing of the assignment);

          (iii) if the Purchase Option with respect to any Specially Designated Defaulted Mortgage Loan is not exercised by the Majority Controlling Class Certificateholder(s) or any assignee thereof within 60 days after the Fair Value of such Mortgage Loan has initially been established as provided in SECTION 3.18(b) above, then the Majority Controlling Class Certificateholder(s) shall be deemed to have assigned such Purchase Option, for a 30-day period only, to the applicable Special Servicer;

          (iv) during the 30-day period following the assignment to it of the Purchase Option with respect to any Specially Designated Defaulted Mortgage Loan, the applicable Special Servicer shall be entitled to exercise such Purchase Option or to assign such Purchase Option to any third party (PROVIDED that the other parties hereto are notified in writing of the assignment);

          (v) if the Purchase Option with respect to any Specially Designated Defaulted Mortgage Loan is not exercised by the applicable Special Servicer or its assignee within the 30-day period following the assignment of such Purchase Option to the applicable Special Servicer as contemplated by CLAUSE (iii) above, then such Purchase Option will automatically revert to the Majority Controlling Class Certificateholder(s); and

          (vi) prior to any exercise of the Purchase Option with respect to any Specially Designated Defaulted Mortgage Loan by the applicable Special Servicer or any Affiliate or assignee thereof, subject to the following paragraph, the General Master Servicer shall confirm and report to the Trustee and the applicable Special Servicer (or, if the General Master Servicer and the applicable Special Servicer are the same Person or Affiliates, the Trustee, upon reasonable notice, shall confirm and report to the applicable Special Servicer) that the applicable Special Servicer's determination of the Fair Value of such Mortgage Loan is consistent with or greater than what the General Master Servicer (or, if applicable, the Trustee) considers to be the Fair Value of such Mortgage Loan; PROVIDED that the applicable Special Servicer may revise any such Fair Value determination that is rejected by the General Master Servicer (or, if applicable, the Trustee).

          Notwithstanding anything contained in CLAUSE (vi) of the preceding paragraph to the contrary, if the General Master Servicer or the Trustee is required to confirm or reject the applicable Special Servicer's Fair Value determination as contemplated by such CLAUSE (vi), either such party may (at its option) designate an Independent third party expert in real estate or commercial mortgage loan matters with at least 5 years' experience in valuing or investing in loans similar to the subject Specially Designated Defaulted Mortgage Loan, that has been selected with reasonable care by the General Master Servicer (or, if applicable, the Trustee) to confirm that the applicable Special Servicer's Fair Value determination as contemplated by such CLAUSE (vi) is consistent with or greater than what the Independent third party considers to be the Fair Value of such Mortgage Loan. In the event that the General Master Servicer or the Trustee, as the case may be, designates such a third party to make such determination, the General Master Servicer or the Trustee, as applicable, shall be entitled to rely upon such third party's determination. Such General Master Servicer or the Trustee, as the case may be, may

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pay, or direct the General Master Servicer to pay, such a third party (or, if such General Master Servicer or the Trustee, as the case may be, makes the confirmation of the applicable Special Servicer's Fair Value determination as contemplated by CLAUSE (vi) of the preceding paragraph, may pay itself, or direct the General Master Servicer to pay it) a fee of up to $2,500 plus (subject to the next sentence) related costs and expenses out of the Collection Account maintained by the General Master Servicer. The reasonable costs of all appraisals, inspection reports and broker opinions of value, incurred by such General Master Servicer, the Trustee or any such third party pursuant to this paragraph or CLAUSE (vi) of the preceding paragraph shall be advanced by the applicable Master Servicer and shall constitute, and be reimbursable as, Servicing Advances.

          Any party entitled to do so may exercise the Purchase Option with respect to any Specially Designated Defaulted Mortgage Loan by providing to the Trustee, the applicable Master Servicer and the applicable Special Servicer--

          (i) written notice of its intention to purchase such Mortgage Loan at the Option Price; and

          (ii) if such party is the assignee of the applicable Special Servicer or the Majority Controlling Class Certificateholder(s), evidence of its right to exercise such Purchase Option.

The actual purchase of such Specially Designated Defaulted Mortgage Loan shall occur (by delivery of cash in the amount of the applicable Option Price to the applicable Special Servicer for deposit in the applicable Master Servicer's Collection Account) no later than 10 days after the later of (i) such exercise of the Purchase Option with respect to such Mortgage Loan and (ii) if applicable, the confirmation of the applicable Special Servicer's Fair Value determination with respect to such Mortgage Loan in accordance with CLAUSE (vi) of the first paragraph of this SECTION 3.18(c) and/or in accordance with the second paragraph of this SECTION 3.18(c).

          Notwithstanding the Purchase Option provided for in this SECTION 3.18(c), the applicable Special Servicer shall proceed in respect of any Specially Designated Defaulted Mortgage Loan in accordance with SECTION 3.09 and/or SECTION 3.20, without regard to such Purchase Option.

          (d) The applicable Special Servicer shall use its reasonable efforts, consistent with the Servicing Standard, to solicit cash bids for each REO Property in such manner as will be reasonably likely to realize a fair price (determined pursuant to SECTION 3.18(e) below) for any REO Property within a customary and normal time frame for the sale of comparable properties (and, in any event, within the time period provided for by SECTION 3.16(a)). The applicable Special Servicer shall accept the first (and, if multiple cash bids are received by a specified bid date, the highest) cash bid received from any Person that constitutes a fair price (determined pursuant to SECTION 3.18(e) below) for such REO Property. If the applicable Special Servicer reasonably believes that it will be unable to realize a fair price (determined pursuant to SECTION 3.18(e) below) with respect to any REO Property within the time constraints imposed by SECTION 3.16(a), then the applicable Special Servicer shall, consistent with the Servicing Standard, dispose of such REO Property upon such terms and conditions as it shall deem necessary and desirable to maximize the recovery thereon under the circumstances.

          The applicable Special Servicer shall give the Trustee, the applicable Master Servicer and the Controlling Class Representative not less than five (5) Business Days' prior written notice of its intention to sell any REO Property pursuant to this SECTION 3.18(d). No Interested Person shall be obligated to submit a bid to purchase any REO Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any REO Property pursuant hereto.

          (e) Whether any cash bid constitutes a fair price for any REO Property for purposes of SECTION 3.18(d), shall be determined by the applicable Special Servicer or, if such cash bid is from an Interested Person, by the Trustee. In determining whether any bid received from an Interested Person represents a fair price for any REO Property, the Trustee shall be supplied with and shall be entitled to rely on the most recent Appraisal in the related Servicing File conducted in accordance with this Agreement within the preceding 12-month period (or, in the absence of any such Appraisal or if there has been a material change at the subject property since any such Appraisal, on a new Appraisal to be obtained by the applicable Special Servicer, the cost of which shall be covered by, and be reimbursable as, a Servicing Advance). The appraiser conducting any such new Appraisal shall be a Qualified Appraiser that is (i) selected by the applicable Special Servicer if neither such Special Servicer nor any Affiliate thereof is bidding with respect to the subject REO Property and
(ii) selected by the Trustee if either the applicable Special Servicer or any Affiliate thereof is so bidding. Where any Interested Person is among those bidding with respect to any REO Property, the applicable Special Servicer shall require that all bids be submitted to it (or, if the applicable Special Servicer or an Affiliate thereof is bidding, be submitted to the Trustee) in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the bid amount. In determining whether any bid from a Person other than an Interested Person constitutes a fair price for any REO Property, the applicable Special Servicer shall take into account the results of any Appraisal or updated Appraisal that it or the applicable Master Servicer may have obtained in accordance with this Agreement within the prior twelve (12) months, as well as, among other factors, the occupancy level and physical condition of the REO Property, the state of the then current local economy and commercial real estate market where the REO Property is located and the obligation to dispose of any REO Property within a customary and normal time frame for the sale of comparable properties (and, in any event, within the time period specified in SECTION 3.16(a)). The Purchase Price for any REO Property shall in all cases be deemed a fair price. Notwithstanding the other provisions of this SECTION 3.18, no cash bid from the applicable Special Servicer or any Affiliate thereof shall constitute a fair price for any REO Property unless such bid is the highest cash bid received and at least two Independent bids (not including the bid of the applicable Special Servicer or any Affiliate) have been received. In the event the bid of the applicable Special Servicer or any Affiliate thereof is the only bid received or is the higher of only two bids received, then additional bids shall be solicited. If an additional bid or bids, as the case may be, are received for any REO Property and the original bid of the applicable Special Servicer or any Affiliate thereof is the highest of all bids received, then the bid of the applicable Special Servicer or such Affiliate shall be accepted, PROVIDED that the Trustee has otherwise determined, as provided above in this
SECTION 3.18(e), that such bid constitutes a fair price for the subject REO Property. Any bid by the applicable Special Servicer for any REO Property shall be unconditional; and, if accepted, the subject REO Property shall be transferred to the applicable Special Servicer without recourse, representation or warranty other than customary representations as to title given in connection with the sale of a real property.

          (f) Subject to SECTIONS 3.18(a) through 3.18(e) above, the applicable Special Servicer shall act on behalf of the Trustee in negotiating with Independent third parties in connection with the sale of any REO Property and taking any other action necessary or appropriate in connection with the sale of any Specially Designated Defaulted Mortgage Loan or REO Property, and the collection of all amounts payable in connection therewith. In connection with the sale of any REO Property, the

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applicable Special Servicer may charge prospective bidders, and may retain, fees that approximate such Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating bids without obligation to deposit such amounts into a Collection Account. Any sale of a Specially Designated Defaulted Mortgage Loan or any REO Property shall be final and without recourse to the Trustee or the Trust, and if such sale is consummated in accordance with the terms of this Agreement, neither the applicable Special Servicer nor the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the applicable Special Servicer or the Trustee.

          (g) Any sale of any Specially Designated Defaulted Mortgage Loan or REO Property shall be for cash only.

          (h) The purchase price for any Specially Designated Defaulted Mortgage Loan or REO Property sold under this SECTION 3.18 shall be deposited into the applicable Master Servicer's Collection Account, and the Trustee, upon receipt of written notice from the applicable Master Servicer to the effect that such deposit has been made (based upon notification by the applicable Special Servicer to such Master Servicer of the amount of the purchase price), shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest ownership of such Mortgage Loan or REO Property in the Person who purchased such Mortgage Loan or REO Property.

          SECTION 3.19. Additional Obligations of Master Servicers and the Special Servicer.

          (a) Each Master Servicer shall deliver to the Trustee for deposit in the Distribution Account by 1:00 p.m. (New York City time) on each Master Servicer Remittance Date, without any right of reimbursement therefor, a cash payment (a "COMPENSATING INTEREST PAYMENT") in an amount equal to the sum of:

          (i) the lesser of (A) the aggregate amount of Prepayment Interest Shortfalls incurred in connection with Principal Prepayments received during the most recently ended Collection Period with respect to Mortgage Loans as to which such Master Servicer is the applicable Master Servicer, and (B) the aggregate of (1) that portion of such Master Servicer's Master Servicing Fees for the related Collection Period that is, in the case of each and every Mortgage Loan and REO Loan for which such Master Servicing Fees are being paid in such Collection Period, calculated at 0.02% per annum, and (2) all Prepayment Interest Excesses and, to the extent earned on such Principal Prepayments, all Net Investment Earnings related to such Principal Prepayments received by such Master Servicer during the most recently ended Collection Period; PROVIDED, HOWEVER, that if such a Prepayment Interest Shortfall occurs as a result of the applicable Master Servicer's allowing the related Borrower to deviate from the terms of the related Mortgage Loan Documents regarding Principal Prepayments (other than
     (S) subsequent to a material default under the related Mortgage Loan Documents, (T) pursuant to applicable law or a court order, or (U) at the request or with the consent of the Controlling Class Representative), then, for purposes of calculating the Compensating Interest Payment for the subject Collection Period, the rate referred to in CLAUSE (B)(1) above shall be 0.05% per annum (except as to the Mortgage Loans for which NCBFSB is the Designated Sub-Servicer and as to the Mortgage Loans secured by the Mortgaged Properties identified on the Mortgage Loan

     Schedule as Becket Office Building, Becket Retail Center, Mason Office Building and 700 KMS Building, for which it shall in each case be 0.02% per annum); and

          (ii) the lesser of (A) the aggregate amount of Prepayment Interest Shortfalls incurred in connection with Insurance Proceeds and Condemnation Proceeds received during the most recently ended Collection Period with respect to Mortgage Loans as to which such Master Servicer is the applicable Master Servicer, and (B) all Net Investment Earnings earned on the portion of such Insurance Proceeds and Condemnation Proceeds that represents an early recovery of principal, received by such Master Servicer during the most recently ended Collection Period.

          The rights of the Certificateholders to offset the aggregate Prepayment Interest Shortfalls shall not be cumulative from Collection Period to Collection Period.

          (b) No later than 1:00 p.m. New York City time on the first Determination Date that follows the date on which a Special Servicer makes any Servicing Advance, such Special Servicer shall provide the applicable Master Servicer an Officer's Certificate (via facsimile) setting forth the details of the Servicing Advance upon which the Master Servicer shall conclusively rely in reimbursing the Special Servicer. The applicable Master Servicer shall be obligated, out of such Master Servicer's own funds, to reimburse such Special Servicer for any unreimbursed Servicing Advances (other than Nonrecoverable Servicing Advances) made by such Special Servicer with respect to Mortgage Loans and/or REO Properties as to which such Master Servicer is the applicable Master Servicer, together with interest thereon at the Reimbursement Rate from the date made to, but not including, the date of reimbursement. Any such reimbursement, together with any accompanying payment of interest, shall be made by the applicable Master Servicer, by wire transfer of immediately available funds to an account designated by the requesting Special Servicer, no later than the first Master Servicer Remittance Date that is at least three (3) Business Days after the date on which the applicable Master Servicer receives the corresponding Officer's Certificate contemplated by the prior sentence; PROVIDED that any such Officer's Certificate received after 1:00 p.m., New York City time, on any particular date shall, for purposes of any such reimbursement, be deemed received on the next succeeding Business Day. Upon a Master Servicer's reimbursement to a Special Servicer of any Servicing Advance and payment to such Special Servicer of interest thereon, all in accordance with this
SECTION 3.19(b), such Master Servicer shall for all purposes of this Agreement be deemed to have made such Servicing Advance at the same time as such Special Servicer actually made such Servicing Advance, and accordingly, such Master Servicer shall be entitled to reimbursement for such Servicing Advance, together with interest thereon in accordance with SECTIONS 3.05(a) and 3.11(g), at the same time, in the same manner and to the same extent as such Master Servicer would otherwise have been entitled if it had actually made such Servicing Advance at the time such Special Servicer did.

          Notwithstanding anything to the contrary contained in any other Section of this Agreement, the applicable Special Servicer shall notify the applicable Master Servicer whenever a Servicing Advance is required to be made with respect to any Specially Serviced Mortgage Loan or REO Property, and, such Master Servicer shall make such Servicing Advance; PROVIDED that the applicable Special Servicer may make any Servicing Advance on a Specially Serviced Mortgage Loan or REO Property only as may be required on an urgent or emergency basis. Each such notice and request shall be made, in writing, in a timely manner that does not adversely affect the interests of any Certificateholder (and, in any event, to the extent reasonably practicable, at least five Business Days in advance of the date on which the subject Servicing Advance is to be made) and shall be accompanied by such information and documentation regarding the subject Servicing Advance as the applicable Master Servicer may reasonably request; provided, however, that a Special Servicer shall not be entitled to make such a request (other than for emergency Advances) more frequently than once per calendar month (although such request may relate to more than one Servicing Advance). Each Master Servicer shall have the obligation to make any such Servicing Advance (other than a Nonrecoverable Servicing Advance) that it is so requested by a Special Servicer to make, within five Business Days of such Master Servicer's receipt of such request. If the request is timely and properly made, the requesting Special Servicer shall be relieved of any obligations with respect to a Servicing Advance that it so requests the applicable Master Servicer to make with respect to any Mortgage Loan or REO Property (regardless of whether or not such Master Servicer shall make such Servicing Advance). Each Master Servicer shall be entitled to reimbursement for any Servicing Advance made by it at the direction of a Special Servicer, together with Advance Interest in accordance with SECTIONS 3.05(a) and 3.11(g), at the same time, in the same manner and to the same extent as such Master Servicer is entitled with respect to any other Servicing Advances made thereby.

          Notwithstanding the foregoing provisions of this SECTION 3.19(b), a Master Servicer shall not be required to reimburse a Special Servicer for, or to make at the direction of a Special Servicer, any Servicing Advance if such Master Servicer determines in its reasonable judgment that such Servicing Advance, although not characterized by the requesting Special Servicer as a Nonrecoverable Servicing Advance, is in fact a Nonrecoverable Servicing Advance. Such Master Servicer shall notify the requesting Special Servicer in writing of such determination and, if applicable, such Nonrecoverable Servicing Advance shall be reimbursed to such Special Servicer pursuant to SECTION 3.05(a).

          (c) Promptly following the occurrence of an Appraisal Trigger Event with respect to any Mortgage Loan, the applicable Special Servicer shall obtain (or, if such Mortgage Loan has a Stated Principal Balance of $2,000,000 or less, at such Special Servicer's option, conduct) an Appraisal of the related Mortgaged Property, unless an Appraisal thereof had previously been obtained (or, if applicable, conducted) within the preceding 12-month period and there has been no subsequent material change in the circumstances surrounding the related Mortgaged Property that, in the judgment of the applicable Special Servicer, would materially affect the value of the property, and shall deliver a copy of such Appraisal to the Trustee, the applicable Master Servicer and the Controlling Class Representative. If such Appraisal is obtained from a Qualified Appraiser, the cost thereof shall be covered by, and be reimbursable as, a Servicing Advance. Promptly following the receipt of, and based upon, such Appraisal, the applicable Special Servicer, in consultation with the Controlling Class Representative, shall determine and report to the Trustee and the applicable Master Servicer the then applicable Appraisal Reduction Amount, if any, with respect to the subject Required Appraisal Loan.

          For so long as any Mortgage Loan or REO Loan remains a Required Appraisal Loan, the applicable Special Servicer shall, within 30 days of each anniversary of such loan's having become a Required Appraisal Loan, obtain (or, if such Required Appraisal Loan has a Stated Principal Balance of $2,000,000 or less, at such Special Servicer's option, conduct) an update of the prior Appraisal. If such update is obtained from a Qualified Appraiser, the cost thereof shall be covered by, and be reimbursable as, a Servicing Advance. Promptly following the receipt of, and based upon, such update, the applicable Special Servicer shall redetermine, in consultation with the Controlling Class Representative, and report to the Trustee and the applicable Master Servicer the then applicable Appraisal Reduction Amount, if any, with respect to the subject Required Appraisal Loan.

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          The Controlling Class Representative shall have the right at any time within six months of the date of the receipt of any Appraisal to require that the applicable Special Servicer obtain a new Appraisal of the subject Mortgaged Property in accordance with MAI standards, at the expense of the Controlling Class Certificateholders, and upon receipt of such Appraisal the applicable Special Servicer shall redetermine the Appraisal Reduction Amount.

          (d) The General Master Servicer shall pay, without any right of reimbursement therefor, the post-Closing Date fees of the Rating Agencies for ongoing surveillance of the Rated Certificates; PROVIDED that the General Master Servicer shall not be required to pay without reimbursement the fees charged by any Rating Agency for a confirmation as to the lack of an Adverse Rating Event with respect to any Class of Rated Certificates in connection with any other particular matter, unless the General Master Servicer was the applicable Master Servicer in such circumstance and failed to use efforts consistent with the Servicing Standard to collect such fees from the related Borrower, which shall include, if it has the right to do so under the applicable Mortgage Loan, conditioning its consent or approval on such payment by the related Borrower unless such condition would be a violation of applicable law or the Servicing Standard.

          (e) In connection with each prepayment of principal received hereunder, the applicable Master Servicer shall calculate any applicable Prepayment Premium or Yield Maintenance Charge, as the case may be. Promptly following its determination thereof, the applicable Master Servicer shall disclose to the Trustee, the Controlling Class Representative and, upon request, any Certificateholder its calculation of any such Prepayment Premium or Yield Maintenance Charge, including, in the case of a Yield Maintenance Charge, the U.S. Treasury rate and, if different, the discount rate used to calculate such Yield Maintenance Charge.

          (f) With respect to each Mortgage Loan that provides for defeasance, the applicable Master Servicer shall, to the extent permitted by the terms of such Mortgage Loan, require the related Borrower (i) to provide replacement collateral consisting of U.S. government securities within the meaning of Treasury regulation section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Loan (or defeased portion thereof) when due (and assuming, in the case of an ARD Mortgage Loan, to the extent consistent with the related Mortgage Loan Documents, that such Mortgage Loan matures on its Anticipated Repayment Date), (ii) to deliver a certificate from an independent certified public accounting firm certifying that the replacement collateral is sufficient to make such payments, (iii) at the option of the applicable Master Servicer, to designate a single purpose entity (which may be a subsidiary of the applicable Master Servicer established for the purpose of assuming all defeased Mortgage Loans) to assume the Mortgage Loan (or defeased portion thereof) and own the defeasance collateral, (iv) to implement such defeasance only after the second anniversary of the Closing Date, (v) to provide an Opinion of Counsel that the Trustee has a perfected, first priority security interest in the new collateral, and (vi) in the case of a partial defeasance of the Mortgage Loan, to defease a principal amount equal to at least 125% of the allocated loan amount for the Mortgaged Property or Properties to be released. If the subject Mortgage Loan has a Cut-off Date Principal Balance less than $20,000,000 and an outstanding principal balance less than 2% of the then aggregate Stated Principal Balance of the Mortgage Pool and is not one of the 10 largest Mortgage Loans then in the Trust Fund, and if either the terms of the subject Mortgage Loan permit the applicable Master Servicer to impose the foregoing requirements or the applicable Master Servicer satisfies such requirements on its own, then confirmation that such defeasance will not result in an Adverse Rating Event is not required so long as the applicable Master Servicer delivers to S&P a certification in the form attached hereto as

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EXHIBIT N. In such case, the applicable Master Servicer shall provide the Rating
Agencies and the Controlling Class Representative with notice that the foregoing requirements have been met with respect to the subject Mortgage Loan. However, if the subject Mortgage Loan has a Cut-off Date Principal Balance greater than or equal to $20,000,000 or an outstanding principal balance greater than or equal to 2% of the aggregate Stated Principal Balance of the Mortgage Pool or is one of the 10 largest Mortgage Loans then in the Trust Fund, or if the terms of the subject Mortgage Loan do not permit the applicable Master Servicer to impose such requirements and the applicable Master Servicer does not satisfy such requirements on its own, then the applicable Master Servicer shall so notify the Rating Agencies and the Controlling Class Representative and, so long as such a requirement would not violate applicable law or the Servicing Standard, obtain a confirmation that such defeasance will not result in an Adverse Rating Event. Subject to the related Mortgage Loan Documents and applicable law, the applicable Master Servicer shall not execute a defeasance unless (i) the subject Mortgage Loan requires the Borrower to pay all Rating Agency fees associated with defeasance (if Rating Agency confirmation of no-downgrade is a specific condition precedent thereto) and all expenses associated with defeasance or other arrangements for payment of such costs are made at no expense to the Trust Fund or the applicable Master Servicer (PROVIDED, HOWEVER, that in no event shall such proposed "other arrangements" result in any liability to the Trust Fund including any indemnification of the applicable Master Servicer or Special Servicer which may result in legal expenses to the Trust Fund), and (ii) the Borrower is required to provide all Opinions of Counsel, including Opinions of Counsel that the defeasance will not cause an Adverse REMIC Event or an Adverse Grantor Trust Event and that the Mortgage Loan Documents are fully enforceable in accordance with their terms (subject to bankruptcy, insolvency and similar standard exceptions), and any applicable rating confirmations.

          (g) The applicable Master Servicer shall, as to each Mortgage Loan which is secured by the interest of the related Borrower under a Ground Lease, promptly (and in any event within 45 days) after the Closing Date notify the related ground lessor of the transfer of such Mortgage Loan to the Trust pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the applicable Master Servicer.

          (h) If a Mortgage Loan provides or allows that the related Borrower's failure to make any Monthly Payment due thereunder on the applicable Due Date will not result in an event of default for which such Mortgage Loan may be accelerated and/or, except in the case of a Co-op Mortgage Loan, accrue Default Charges unless and until the applicable Master Servicer notifies such Borrower of the failure or the elapse of a specified number of days following the applicable Master Servicer's delivery of such notice, then the applicable Master Servicer shall promptly (and in any event within two Business Days following the applicable Due Date) notify the related Borrower of such a failure. If a Co-op Mortgage Loan provides or allows that the related Borrower's failure to make any Monthly Payment due thereunder on the applicable Due Date will not result in an event of default for which such Mortgage Loan may accrue Default Charges unless and until the applicable Master Servicer notifies such Borrower of the failure or the elapse of a specified number of days following the applicable Master Servicer's delivery of such notice, then the applicable Master Servicer shall, in accordance with such Master Servicer's customary practices and in accordance with the Servicing Standard, notify the related Borrower of such a failure.

          (i) The General Master Servicer shall maintain and hold the Paradise Island Letter of Credit and shall make draws on such letter of credit, in accordance with the terms thereof, as follows:

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          (i)     if a Realized Loss (calculated without regard to a draw under the Paradise Island Letter of Credit) would otherwise arise with respect to the Paradise Island Mortgage Loan or any related REO Property as a result of a forgiveness of debt or a Liquidation Event, then such draw shall be made on the Business Day following such forgiveness of debt or such Liquidation Event, in an amount equal to the lesser of the drawable balance of the Paradise Island Letter of Credit and the amount of the Realized Loss (calculated without regard to a draw under the Paradise Island Letter of Credit) that would otherwise occur; and

          (ii) if a Realized Loss (calculated without regard to a draw under the Paradise Island Letter of Credit) arises with respect to the Paradise Island Mortgage Loan or any related REO Property as a result of a reduction in the Mortgage Rate and, accordingly, in the Monthly Payment, then such draw shall be made during the first ten days of December during the calendar year in which such Realized Loss (calculated without regard to a draw under the Paradise Island Letter of Credit) occurred, in an amount equal to the lesser of the drawable balance of the Paradise Island Letter of Credit and the amount of such Realized Loss (calculated without regard to a draw under the Paradise Island Letter of Credit).

          The General Master Servicer shall promptly deposit in its Collection Account any amounts drawn on the Paradise Island Letter of Credit in accordance with the prior paragraph.

          If the Trustee receives notice from the Paradise Island Letter of Credit Provider that the Paradise Island Letter of Credit Provider does not intend to renew the Paradise Island Letter of Credit, then within five (5) Business Days the Trustee shall notify the General Master Servicer, and upon receipt of such notice the General Master Servicer shall, prior to the date upon which the Paradise Island Letter of Credit is due to expire, make a draw on the Paradise Island Letter of Credit in an amount equal to the entire then drawable balance of the Paradise Island Letter of Credit; PROVIDED, however that if the General Master Servicer does not receive notice from the Trustee as required by the preceding sentence on or before a date that is at least five (5) Business Days prior to the last day on which a draw can be made on the Paradise Island Letter of Credit, the General Master Servicer's failure to make a timely draw prior to the expiration of the Paradise Island Letter of Credit shall not constitute a default or an Event of Default by the General Master Servicer under this Agreement. In connection with the foregoing, the General Master Servicer shall establish and maintain an account (the "PARADISE ISLAND SPECIAL ACCOUNT") to be held in trust for the benefit of the Certificateholders and Column, as their interests may appear. The General Master Servicer shall promptly deposit in the Paradise Island Special Account the amount drawn on the Paradise Island Letter of Credit pursuant to the first sentence of this paragraph. The Paradise Island Special Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the General Master Servicer pursuant to this Agreement.

          The General Master Servicer shall make withdrawals from amounts in the Paradise Island Special Account as follows:

          (i) if a Realized Loss (calculated without regard to a withdrawal from the Paradise Island Special Account) would otherwise arise with respect to the Paradise Island Mortgage Loan or any related REO Property as a result of a forgiveness of debt or a Liquidation Event, then such withdrawal shall be made on the Business Day following such forgiveness of debt or

                                      -168-
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     such Liquidation Event, in an amount equal to the lesser of the amount
     (exclusive of investment income) then on deposit in the Paradise Island Special Account and the amount of the Realized Loss (calculated without regard to a withdrawal from the Paradise Island Special Account) that would otherwise occur; and

          (ii) if a Realized Loss (calculated without regard to a withdrawal from the Paradise Island Special Account) arises with respect to the Paradise Island Mortgage Loan or any related REO Property as a result of a reduction in the Mortgage Rate and, accordingly, in the Monthly Payment, then such draw shall be made during the first ten days of December during the calendar year in which such Realized Loss (calculated without regard to a withdrawal from the Paradise Island Special Account) occurred, in an amount equal to the lesser of the amount then on deposit in the Paradise Island Special Account and the amount of such Realized Loss (calculated without regard to a withdrawal from the Paradise Island Special Account).

          The General Master Servicer shall promptly deposit in its Collection Account all amounts withdrawn from the Paradise Island Special Account pursuant to the prior paragraph.

          As contemplated by SECTION 3.06, funds in the Paradise Island Special Account may be invested by the General Master Servicer at the direction of Column in (but only in) one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the earlier of the next succeeding date on which such funds are required to be withdrawn from the Paradise Island Special Account pursuant to this Agreement and the next succeeding Determination Date. In the absence of any written investment direction by Column, all funds in the Paradise Island Special Account shall remain uninvested. Any Net Investment Earnings on such amounts shall be distributed by the General Master Servicer to Column monthly on each Determination Date. The General Master Servicer shall, upon receipt, deposit in the Paradise Island Special Account any amounts required to be deposited by Column as contemplated by SECTION 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Paradise Island Special Account. The General Master Servicer shall have no liability for losses on investments in Permitted Investments made pursuant to this SECTION 3.19(i) (other than as obligor on any such investments).

          Upon termination of the Trust Fund, any funds or other assets remaining in the Paradise Island Reserve Fund shall be distributed to Column. The Trustee and the General Master Servicer shall account for the Paradise Island Reserve Fund as an outside reserve fund within the meaning of Treasury regulation section 1.860G-2(h) and not an asset of any REMIC Pool or Grantor Trust Pool. Furthermore, for all federal tax purposes, the Trustee and the General Master Servicer shall (i) treat amounts paid out of the Paradise Island Reserve Fund to the Certificateholders as distributions by the REMIC Pools for all federal tax purposes and (ii) treat any amounts transferred by a REMIC Pool to the Paradise Island Reserve Fund as amounts distributed by such REMIC Pool to the beneficial owner of the Paradise Island Reserve Fund. Column will be the sole beneficial owner of the Paradise Island Reserve Fund for all income and franchise tax purposes.

          The General Master Servicer shall notify, and shall release the Paradise Island Letter of Credit or distribute all amounts remaining in the Paradise Island Special Account (as applicable) to, Column if and when the debt service coverage ratio for the Paradise Island Mortgage Loan (based on the financial performance of the Paradise Island Property on a trailing 12-month basis) is at least 1.25x.

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Such debt service coverage ratio shall be calculated by the General Master
Servicer, in consultation with the Controlling Class Representative, every six months, commencing with the General Master Servicer's receipt of the relevant financial information for the calendar quarter ended June 30, 2002. The General Master Servicer also shall notify, and shall release the Paradise Island Letter of Credit or distribute all amounts remaining in the Paradise Island Special Account (as applicable) to, Column if and when the Paradise Island Mortgage Loan is paid in full or, subject to having first made any requisite draw on the Paradise Island Letter of Credit or withdrawal from the Paradise Island Special Account as provided above in this SECTION 3.19(i) to cover or prevent Realized Losses with respect to the Paradise Island Mortgage Loan or any related REO Property, if and when any other Liquidation Event occurs with respect to the Paradise Island Mortgage Loan or any related REO Property.

          In calculating the debt service coverage ratio referred to in the preceding paragraph, the General Master Servicer shall use actual net cash flow generated by the Paradise Island Property on a trailing 12-month basis, with such net cash flow normalized to reflect full reserves (the higher of actual escrows or underwritten), full insurance premium and full real estate taxes.

          SECTION 3.20.  Modifications, Waivers, Amendments and Consents.

          (a) The applicable Special Servicer, solely as to a Specially Serviced Mortgage Loan, or the applicable Master Servicer, solely as to a Performing Mortgage Loan, may (consistent with the Servicing Standard) agree to any modification, waiver or amendment of any term of, extend the maturity of, defer or forgive interest (including Default Interest and Post-ARD Additional Interest) on and principal of, defer or forgive late payment charges, Prepayment Premiums and Yield Maintenance Charges on, permit the release, addition or substitution of collateral securing, and/or permit the release, addition or substitution of the Borrower on or any guarantor of, any Mortgage Loan, subject, however, to SECTIONS 3.08 and 3.24 and, further to each of the following limitations, conditions and restrictions:

          (i) other than as provided in SECTIONS 2.03(b), 3.02, 3.08, 3.20(f) and 3.20(g), the applicable Master Servicer shall not agree to any modification, waiver or amendment of any term of, or take any of the other acts referenced in this SECTION 3.20(a) with respect to, any Mortgage Loan, that would affect the amount or timing of any related payment of principal, interest or other amount payable under such Mortgage Loan or affect the security for such Mortgage Loan, unless such Master Servicer has obtained the consent of the applicable Special Servicer (it being understood and agreed that (A) the applicable Master Servicer shall promptly provide the applicable Special Servicer with notice of any Borrower request for such modification, waiver or amendment, the applicable Master Servicer's recommendations and analysis, and with all information reasonably available to the applicable Master Servicer that the applicable Special Servicer may reasonably request in order to withhold or grant any such consent, (B) the applicable Special Servicer shall decide whether to withhold or grant such consent in accordance with the Servicing Standard and (C) if any such consent has not been expressly denied within 10 Business Days of the applicable Special Servicer's receipt from the applicable Master Servicer of such Master Servicer's recommendations and analysis and all information reasonably requested thereby and reasonably available to the applicable Master Servicer in order to make an informed decision (or, if the applicable Special Servicer did not request any information, within 10 Business Days from such notice), such consent shall be deemed to have been granted);

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          (ii)    other than as provided in SECTIONS 3.02 and 3.08, the
     applicable Special Servicer shall not agree to (or, in the case of a Performing Mortgage Loan, consent to the applicable Master Servicer's agreeing to) any modification, waiver or amendment of any term of, or take (or, in the case of a Performing Mortgage Loan, consent to the applicable Master Servicer's taking) any of the other acts referenced in this
     SECTION 3.20(a) with respect to, any Mortgage Loan that would affect the amount or timing of any related payment of principal, interest or other amount payable thereunder or, in the reasonable judgment of the applicable Special Servicer, would materially impair the security for such Mortgage Loan, unless a material default on such Mortgage Loan has occurred or, in the reasonable judgment of the applicable Special Servicer, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be done at the related Net Mortgage Rate), than would liquidation;

          (iii) the applicable Special Servicer shall not extend (or, in the case of a Performing Mortgage Loan, consent to the applicable Master Servicer's extending) the date on which any Balloon Payment is scheduled to be due on any Mortgage Loan to a date beyond the earliest of (A) the fifth anniversary of such Mortgage Loan's Stated Maturity Date, (B) two years prior to the Rated Final Distribution Date, (C) if such Mortgage Loan is secured by a Mortgage solely or primarily on the related Borrower's leasehold interest in the related Mortgaged Property, 20 years (or, to the extent consistent with the Servicing Standard, giving due consideration to the remaining term of the Ground Lease, 10 years) prior to the end of the then current term of the related Ground Lease (plus any unilateral options to extend), and (D) if such Mortgage Loan is covered by an environmental insurance policy, two years prior to the expiration of the term of such policy unless the applicable Special Servicer shall have first determined in its reasonable judgment, based upon a Phase I Environmental Assessment (and any additional environmental testing that the applicable Special Servicer deems necessary and prudent) conducted by an Independent Person who regularly conducts Phase I Environmental Assessments, and at the expense of the Borrower, that there are no circumstances or conditions present at the related Mortgaged Property for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws or regulations;

          (iv) neither the applicable Master Servicer nor the applicable Special Servicer shall make or permit any modification, waiver or amendment of any term of, or take any of the other acts referenced in this
     SECTION 3.20(a) with respect to, any Mortgage Loan that would result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool;

          (v) subject to applicable law, the related Mortgage Loan Documents and the Servicing Standard, neither the applicable Master Servicer nor the applicable Special Servicer shall permit any modification, waiver or amendment of any term of any Performing Mortgage Loan unless all related fees and expenses are paid by the Borrower;

          (vi) the applicable Special Servicer shall not permit (or, in the case of a Performing Mortgage Loan, consent to the applicable Master Servicer's permitting) any Borrower to add or substitute any real estate collateral for its Mortgage Loan unless the applicable Special Servicer shall have first (A) determined in its reasonable judgment, based upon a Phase I Environmental Assessment (and any additional environmental testing that the applicable Special Servicer deems necessary and prudent) conducted by an Independent Person who regularly conducts Phase I Environmental Assessments, at the expense of the related Borrower, that such additional or substitute collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such new collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws or regulations and (B) received, at the expense of the related Borrower, written confirmation from each Rating Agency that such addition or substitution of collateral will not, in and of itself, result in an Adverse Rating Event with respect to any Class of Rated Certificates; and

        (vii) the applicable Special Servicer shall not release (or, in the case of a Performing Mortgage Loan, consent to the applicable Master Servicer's releasing), including in connection with a substitution contemplated by CLAUSE (vi) above, any real property collateral securing an outstanding Mortgage Loan, except as provided in SECTION 3.09(d), or except where a Mortgage Loan (or, in the case of a Cross-Collateralized Group, where such entire Cross-Collateralized Group) is satisfied, or except in the case of a release where (A) the Rating Agencies have been notified in writing, (B) either (1) the use of the collateral to be released will not, in the reasonable judgment of the applicable Special Servicer, materially and adversely affect the net operating income being generated by or the use of the related Mortgaged Property, or (2) there is a corresponding principal pay down of such Mortgage Loan in an amount at least equal to the appraised value of the collateral to be released (or substitute real estate collateral with an appraised value at least equal to that of the collateral to be released, is delivered), (C) the remaining Mortgaged Property (together with any substitute collateral) is, in the reasonable judgment of the applicable Special Servicer, adequate security for the remaining Mortgage Loan and (D) if the collateral to be released has an appraised value in excess of $1,500,000, such release would not, in and of itself, result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by each Rating Agency);

PROVIDED that the limitations, conditions and restrictions set forth in CLAUSES (i) through (vii) above shall not apply to any act or event (including, without limitation, a release, substitution or addition of collateral) in respect of any Mortgage Loan that either occurs automatically, or results from the exercise of a unilateral option by the related Borrower within the meaning of Treasury regulations section 1.1001-3(c)(2)(iii), in any event under the terms of such Mortgage Loan in effect on the Closing Date (or, in the case of a Replacement Mortgage Loan, on the related date of substitution); and PROVIDED, FURTHER, that, notwithstanding CLAUSES (i) through (vii) above, neither the applicable Master Servicer nor the applicable Special Servicer shall be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a Borrower if, in its reasonable judgment, such opposition would not ultimately prevent the confirmation of such plan or one substantially similar; and PROVIDED, FURTHER, that, notwithstanding CLAUSE (vii) above, neither the applicable Master Servicer nor the applicable Special Servicer shall be required to obtain any confirmation of the Certificate ratings from the Rating Agencies in order to grant easements or rights of way that do not materially affect the use or value of a Mortgaged Property or the Borrower's ability to make any payments with respect to the related Mortgage Loan.

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          (b)     The applicable Special Servicer and applicable Master Servicer shall not have any liability to the Trust, the Certificateholders or any other Person if, in either case, its analysis and determination that the modification, waiver, amendment or other action contemplated by SECTION 3.20(a) is reasonably likely to produce a greater recovery to Certificateholders on a present value basis than would liquidation should prove to be wrong or incorrect, so long as the analysis and determination were made on a reasonable basis by the applicable Special Servicer and/or the applicable Master Servicer, as appropriate, consistent with the Servicing Standard.

          (c) Any payment of interest, which is deferred pursuant to SECTION 3.20(a), shall not, for purposes of calculating monthly distributions and reporting information to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit or that such interest may actually be capitalized; PROVIDED, HOWEVER, that this sentence shall not limit the rights of the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust to enforce any obligations of the related Borrower under such Mortgage Loan.

          (d) Each of the applicable Master Servicer and the applicable Special Servicer may, as a condition to its granting any request by a Borrower for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within such Master Servicer's or Special Servicer's, as the case may be, discretion pursuant to the terms of the related Mortgage Loan Documents and is permitted by the terms of this Agreement, require that such Borrower pay to it a reasonable or customary fee (which shall in no event exceed 1.0% of the unpaid principal balance of the related Mortgage Loan) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. All such fees collected by the applicable Master Servicer and/or the applicable Special Servicer with respect to any Mortgage Loan shall be allocable between such parties, as Additional Master Servicing Compensation and Additional Special Servicing Compensation, respectively, as provided in SECTION 3.11.

          (e) All modifications, amendments, material waivers and other material actions entered into or taken in respect of the Mortgage Loans pursuant to this SECTION 3.20 (other than waivers of Default Charges), and all consents, shall be in writing. Each of the applicable Special Servicer and the applicable Master Servicer shall notify the other such party, each Rating Agency, the Trustee and the Controlling Class Representative, in writing, of any modification, waiver, amendment or other action entered into or taken thereby in respect of any Mortgage Loan pursuant to this SECTION 3.20 (other than waivers of Default Charges) and the date thereof, and shall deliver to the Trustee or the related Custodian for deposit in the related Mortgage File (with a copy to the other such party), an original counterpart of the agreement relating to such modification, waiver, amendment or other action, promptly (and in any event within ten Business Days) following the execution thereof. In addition, following the execution of any modification, waiver or amendment agreed to by the applicable Special Servicer or the applicable Master Servicer, as appropriate, pursuant to SECTION 3.20(a) above, the applicable Special Servicer or the applicable Master Servicer, as applicable, shall deliver to the other such party, the Trustee and the Rating Agencies an Officer's Certificate certifying that all of the requirements of SECTION 3.20(a) have been met and, in the case of the applicable Special Servicer, setting forth in reasonable detail the basis of the determination made by it pursuant to SECTION 3.20(a)(ii); PROVIDED that, if such modification, waiver or amendment involves an extension of the maturity of any Mortgage Loan, such Officer's Certificate shall be so delivered before the modification, waiver or amendment is agreed to.

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          (f)     With respect to any ARD Mortgage Loan after its Anticipated
Repayment Date, the applicable Master Servicer shall be permitted, with the consent of the applicable Special Servicer (which consent shall be deemed granted if not denied in writing within 10 Business Days after receipt of the applicable Master Servicer's request therefor), to waive (such waiver to be in writing addressed to the related Borrower, with a copy to the Trustee) all or any portion of the accrued Post-ARD Additional Interest in respect of such ARD Mortgage Loan if (i) such ARD Mortgage Loan is a Performing Mortgage Loan, (ii) the related Borrower has requested the right to prepay such ARD Mortgage Loan in full together with all payments required by the related Mortgage Loan Documents in connection with such prepayment except for such accrued Post-ARD Additional Interest, and (iii) the applicable Master Servicer has determined, in its reasonable judgment, that waiving such Post-ARD Additional Interest is in accordance with the Servicing Standard. The applicable Master Servicer shall prepare all documents necessary and appropriate to effect any such waiver and shall coordinate with the related Borrower for the execution and delivery of such documents.

          (g)     Notwithstanding anything in this SECTION 3.20 or in SECTION
3.08 or SECTION 3.24 to the contrary, the applicable Master Servicer shall not be required to seek the consent of, or provide prior notice to, the applicable Special Servicer or any Certificateholder or obtain any confirmation of the Certificate ratings from the Rating Agencies in order to approve the following modifications, waivers or amendments of the Mortgage Loans (but, in the case of the actions described in CLAUSES (iii) and (iv) of this sentence, shall notify the Controlling Class Representative thereof): (i) waivers of minor covenant defaults (other than financial covenants), including late financial statements;
(ii) waiver of Default Charges, to the extent allowed under SECTION 3.02, and permitting subordinate debt with respect to Co-op Mortgage Loans as to which the NCBFSB Subordinate Debt Conditions have been satisfied, in accordance with
SECTION 3.08; (iii) releases of parcels of a Mortgaged Property (PROVIDED that any such releases (A) are releases as to which the related Mortgage Loan Documents expressly require the mortgagee thereunder to make such releases upon the satisfaction of certain conditions and such releases shall be made as required by the Mortgage Loan Documents, or (B) are related to any pending or threatened condemnation action); (iv) grants of easements or rights of way that do not materially affect the use or value of a Mortgaged Property or the Borrower's ability to make any payments with respect to the related Mortgage Loan; (v) routine leasing activities that affect less than the greater of 20% of the net rentable area of the Mortgaged Property or 10,000 square feet of the Mortgaged Property; and (vi) approval of annual budgets to operate the Mortgage Property; PROVIDED that any such modification, waiver or amendment, or agreeing to any such modification, waiver or amendment, (w) would not in any way affect a payment term of the Certificates, (x) would not constitute a "significant modification" of such Mortgage Loan pursuant to Treasury regulations section 1.860G-2(b) and would not otherwise constitute an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool, (y) would be consistent with the Servicing Standard, and (z) shall not violate the terms, provisions or limitations of this Agreement or any other document contemplated hereby.

          (h) The applicable Master Servicer shall not terminate or replace, or consent to the termination or replacement of, any property manager with respect to any Mortgaged Property, and the applicable Master Servicer shall not terminate or change or consent to the termination or change of the franchise for any Mortgage Property operated as a hospitality property, in any event without the prior written consent of the applicable Special Servicer (it being understood and agreed that (A) the applicable Master Servicer shall promptly provide the applicable Special Servicer with its analysis, recommendations and all information that the applicable Special Servicer may reasonably request and

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which information is in the possession of the applicable Master Servicer, in order to withhold or grant any such consent, (B) subject to SECTION 3.24, the applicable Special Servicer shall decide whether to withhold or grant such consent in accordance with the Servicing Standard, (C) if any such consent has not been expressly denied within 10 Business Days of the applicable Special Servicer's receipt from the applicable Master Servicer of such analysis, recommendation and all information reasonably requested thereby in order to make an informed decision (or, if the applicable Special Servicer did not request any information, within 10 Business Days from such notice), such consent shall be deemed to have been granted and (D) such consent shall not be required with respect to Co-op Mortgage Loans that are Performing Mortgage Loans).

          (i) In connection with granting an extension of the maturity date of any Mortgage Loan in accordance with SECTION 3.20(a), the applicable Special Servicer, in the case of a Specially Serviced Mortgage Loan, and the applicable Master Servicer, in the case of a Performing Mortgage Loan, shall each cause the related Borrower to agree, if it has not already done so pursuant to the existing Mortgage Loan Documents, to thereafter deliver to the applicable Special Servicer, the Trustee and the Controlling Class Representative annual audited operating statements and quarterly unaudited operating statements with respect to the related Mortgaged Property, PROVIDED that the applicable Special Servicer or the applicable Master Servicer, as the case may be, may, in its sole discretion, waive the requirement that such statements be audited.

          (j)     Notwithstanding anything in this Agreement, including this
SECTION 3.20, to the contrary, for so long as the applicable Master Servicer and the applicable Special Servicer are the same Person, the applicable Master Servicer shall not be obligated to obtain the consent or approval of the applicable Special Servicer as otherwise required in this Agreement but shall instead be required to request the consent or approval of the Controlling Class Representative (in respect of any matter as to which such consent is otherwise required hereunder) to the extent, and on the same terms, subject to the same limitations, restrictions and exclusions and within the same time periods as, the applicable Special Servicer is required to request such consent or approval of the Controlling Class Representative pursuant to SECTION 3.24 or any other section or provision of this Agreement.

          SECTION 3.21. Transfer of Servicing Between Applicable Master Servicer and Applicable Special Servicer; Record Keeping.

          (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan, the applicable Master Servicer shall immediately give notice thereof to the Controlling Class Representative, and if the applicable Master Servicer is not also the applicable Special Servicer, the applicable Master Servicer shall immediately give notice thereof to the applicable Special Servicer, the Trustee and the Controlling Class Representative, shall deliver the related Servicing File to the applicable Special Servicer and shall use its best efforts to provide the applicable Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to such Mortgage Loan and reasonably requested by the applicable Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. To the extent such is in the possession of the applicable Master Servicer or any Sub-Servicer thereof, the information, documents and records to be delivered by the applicable Master Servicer to the applicable Special Servicer pursuant to the prior sentence shall include, but not be limited to, financial statements, appraisals, environmental/engineering reports, leases, rent rolls (or, in the case of a residential cooperative property, maintenance schedules), title insurance

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policies, UCC's and tenant estoppels. The applicable Master Servicer shall use its best efforts to comply with the preceding two sentences within five Business Days of the occurrence of each related Servicing Transfer Event. No later than ten Business Days before the applicable Master Servicer is required to deliver a copy of the related Servicing File to the applicable Special Servicer, it shall review such Servicing File and request from the Trustee any material documents that it is aware are missing from such Servicing File.

          Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan and if the applicable Master Servicer is not also the applicable Special Servicer, the applicable Special Servicer shall immediately give notice thereof to the applicable Master Servicer, the Trustee and the Controlling Class Representative and shall return the related Servicing File within five Business Days, to the applicable Master Servicer. Upon giving such notice and returning such Servicing File to the applicable Master Servicer, the applicable Special Servicer's obligation to service such Mortgage Loan, and the applicable Special Servicer's right to receive the Special Servicing Fee with respect to such Mortgage Loan, shall terminate, and the obligations of the applicable Master Servicer to service and administer such Mortgage Loan shall resume.

          Notwithstanding anything herein to the contrary, in connection with the transfer to the applicable Special Servicer of the servicing of a Cross-Collateralized Mortgage Loan as a result of a Servicing Transfer Event or the re-assumption of servicing responsibilities by the applicable Master Servicer with respect to any such Mortgage Loan upon its becoming a Corrected Mortgage Loan, the applicable Master Servicer and the applicable Special Servicer shall each transfer to the other, as and when applicable, the servicing of all other Cross-Collateralized Mortgage Loans constituting part of the same Cross-Collateralized Group; PROVIDED that no Cross-Collateralized Mortgage Loan may become a Corrected Mortgage Loan at anytime that a continuing Servicing Transfer Event exists with respect to another Cross-Collateralized Mortgage Loan in the same Cross-Collateralized Group.

          (b) In servicing any Specially Serviced Mortgage Loan, the applicable Special Servicer shall provide to the Trustee originals of documents contemplated by the definition of "Mortgage File" and generated while such Mortgage Loan is a Specially Serviced Mortgage Loan, for inclusion in the related Mortgage File (with a copy of each such original to the applicable Master Servicer), and copies of any additional related Mortgage Loan information, including correspondence with the related Borrower generated while such Mortgage Loan is a Specially Serviced Mortgage Loan.

          (c) The applicable Master Servicer and the applicable Special Servicer shall each furnish to the other, upon reasonable request, such reports, documents, certifications and information in its possession, and access to such books and records maintained thereby, as may relate to any Mortgage Loan or REO Property and as shall be reasonably required by the requesting party in order to perform its duties hereunder.

          (d) In connection with the performance of its obligations hereunder with respect to any Mortgage Loan or REO Property, each of the applicable Master Servicer and the applicable Special Servicer shall be entitled to rely upon written information provided to it by the other.

          SECTION 3.22.  Sub-Servicing Agreements.

          (a) Each Master Servicer and, subject to SECTION 3.22(f), Special Servicer may enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of their

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respective obligations hereunder (including the performance on a regular basis by third parties of discrete tasks in respect of a discrete number of assets), PROVIDED that, in each case, the Sub-Servicing Agreement, including any amendments thereto and modifications thereof: (i) insofar as it affects the Trust, is consistent with this Agreement, including SECTION 7.01(a), in all material respects and requires the subject Sub-Servicer to comply in all material respects with all of the applicable conditions of this Agreement; (ii) provides that if such Master Servicer or Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including by reason of an Event of Default), the Trustee or its designee or any other successor to such Master Servicer or Special Servicer, as the case may be, may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of such Master Servicer or Special Servicer, as the case may be, under such agreement or, alternatively, may terminate such Sub-Servicing Agreement without cause and without payment of any penalty or termination fee (PROVIDED, HOWEVER, that a Designated Sub-Servicer Agreement may not be terminated except for cause, which will include the occurrence of any Adverse Rating Event resulting from the subject Sub-Servicer's acting in such capacity); (iii) provides that the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under such agreement, but that (except to the extent the Trustee or its designee assumes the obligations of such Master Servicer or Special Servicer, as the case may be, thereunder as contemplated by the immediately preceding CLAUSE (ii), and except with respect to the obligations of any successor to such Master Servicer under the Designated Sub-Servicer Agreements) none of the Trustee, any successor to such Master Servicer or Special Servicer, as the case may be, or any Certificateholder shall have any duties under such agreement or any liabilities arising therefrom except as explicitly set forth herein; (iv) permits any purchaser of a Mortgage Loan pursuant to this Agreement to terminate such agreement with respect to such purchased Mortgage Loan at its option and without penalty; (v) does not permit the subject Sub-Servicer to foreclose on a Mortgaged Property or to enter into or consent to any modification, waiver or amendment or otherwise take any action on behalf of such Master Servicer or Special Servicer, as the case may be, contemplated by SECTION 3.09 and/or SECTION 3.20 hereof, without the consent of such Master Servicer or Special Servicer, as the case may be, and in any event except on the same terms and conditions as would be applicable if such Master Servicer or Special Servicer, as the case may be, took such action, PROVIDED, HOWEVER, that the Sub-Servicing Agreement need not require a Designated Sub-Servicer (or any Sub-Servicer otherwise approved in writing by the Controlling Class Representative) to seek the consent of the applicable Master Servicer or Special Servicer (whichever retained such Sub-Servicer) in order to approve (A) waivers of minor (in the Sub-Servicer's reasonable judgment) covenant defaults (other than financial covenants), including late financial statements, (B) releases of non-material parcels of a Mortgaged Property (PROVIDED that any such releases (X) are releases as to which the related Mortgage Loan Documents expressly require the mortgagee thereunder to make such releases upon the satisfaction of certain conditions and such releases shall be made as required by the Mortgage Loan Documents, or (Y) are related to any pending or threatened condemnation action), and (C) grants of easements or rights of way that do not materially affect (in the Sub-Servicer's reasonable judgment) the use or value of a Mortgaged Property or the Borrower's ability to make any payment with respect to the related Mortgage Loan, PROVIDED that any such modification, waiver, or amendment (X) would not in any way affect a payment term of the subject Mortgage Loan or materially and adversely affect the security for the subject Mortgage Loan, (Y) would not constitute a "significant modification" of the subject Mortgage Loan pursuant to Treasury regulation section 1.860G-2(b) and would not otherwise constitute an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool and (Z) would be consistent with the Servicing Standard; and (vi) does not permit the subject Sub-Servicer any rights of indemnification out of the Trust Fund except through such Master Servicer or Special Servicer, as the case may be,

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pursuant to SECTION 6.03; PROVIDED that the appointment by a Master Servicer or
Special Servicer of a third-party contractor for the purpose of performing discrete, ministerial functions shall not be subject to this SECTION 3.22 (except that such Master Servicer or Special Servicer, as the case may be, shall remain responsible for the actions of such third-party contractors and shall pay all fees and expenses of such third-party contractors, unless otherwise expressly provided herein). No Sub-Servicing Agreement entered into by a Master Servicer shall purport to delegate or effectively delegate to the related Sub-Servicer any of the rights or obligations of a Special Servicer with respect to any Specially Serviced Mortgage Loan or otherwise. Each Sub-Servicing Agreement entered into by a Special Servicer shall relate only to Specially Serviced Mortgage Loans and any REO Properties as to which such Special Servicer is the applicable Special Servicer and shall not purport to delegate or effectively delegate to the related Sub-Servicer any of the rights or obligations of a Master Servicer with respect to any Mortgage Loan, including any Specially Serviced Mortgage Loan. Each Master Servicer and Special Servicer shall notify the Trustee, the Controlling Class Representative and the Depositor in writing promptly of the appointment by it of any Sub-Servicer. Each Master Servicer and Special Servicer shall deliver to the Trustee copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents. References in this Agreement to actions taken or to be taken by a Master Servicer or Special Servicer include actions taken or to be taken by a Sub-Servicer on behalf of such Master Servicer or Special Servicer, as the case may be; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of a Master Servicer or Special Servicer hereunder to make Advances shall be deemed to have been advanced by such Master Servicer or Special Servicer, as the case may be, out of its own funds and, accordingly, such Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such Sub-Servicer were such Master Servicer or Special Servicer, as the case may be. Such Advances shall accrue interest in accordance with SECTIONS 3.11(g) and/or 4.03(d), such interest to be allocable between such Master Servicer or Special Servicer, as the case may be, and such Sub-Servicer as they may agree. For purposes of this Agreement, each Master Servicer and Special Servicer shall be deemed to have received any payment when a Sub-Servicer retained by it receives such payment.

          (b) Each Sub-Servicer shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law.

          (c) Each Master Servicer and Special Servicer, for the benefit of the Trustee and the Certificateholders, shall (at no expense to any other party hereto or to the Certificateholders or the Trust) monitor the performance and enforce the obligations of their respective Sub-Servicers under the related Sub-Servicing Agreements. Such enforcement, including the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as such Master Servicer or Special Servicer, as applicable, in its reasonable judgment, would require were it the owner of the subject Mortgage Loans. Subject to the terms of the related Sub-Servicing Agreement, including any provisions thereof limiting the ability of a Master Servicer or Special Servicer, as applicable, to terminate a Sub-Servicer, each Master Servicer and Special Servicer shall have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

          (d) If a Master Servicer or Special Servicer ceases to serve as such under this Agreement for any reason (including by reason of an Event of Default), then the Trustee or other successor to such Master Servicer or Special Servicer, as the case may be, shall succeed to the rights and assume the obligations of such Master Servicer or Special Servicer under any Sub-Servicing Agreement to which such Master Servicer or Special Servicer, as the case may be, are parties, unless the Trustee or other successor to such Master Servicer or Special Servicer elects to terminate any such Sub-Servicing Agreement in accordance with its terms and SECTION 3.22(a)(ii) hereof; PROVIDED that no Designated Sub-Servicer Agreement may be so terminated except for cause, which will include the occurrence of any Adverse Rating Event resulting from the subject Sub-Servicer's acting in such capacity. In any event, if a Sub-Servicing Agreement is to be assumed by the Trustee or other successor to a Master Servicer or Special Servicer, then such Master Servicer or Special Servicer, as applicable, at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to such Sub-Servicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

          (e) Notwithstanding any Sub-Servicing Agreement entered into by it, each Master Servicer and Special Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the performance of their respective obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans or REO Properties for which it is responsible. No appointment of a Sub-Servicer shall result in any additional expense to the Trustee, the Certificateholders or the Trust other than those contemplated herein, and the fees of such Sub-Servicer shall be payable by the Master Servicer or Special Servicer that retained it, regardless of whether such Master Servicer's or Special Servicer's, as the case may be, compensation hereunder is sufficient to cover such fees.

          (f) No Special Servicer shall enter into any Sub-Servicing Agreement unless either: (i) the Rating Agencies have confirmed in writing that entering into such agreement will not result in an Adverse Rating Event; (ii) such agreement relates to one or more Mortgage Loans (including any such Mortgage Loan(s) previously sub-serviced in accordance with this SECTION 3.22) that together represent less than 25% of the aggregate outstanding principal balance of all Specially Serviced Mortgage Loans; or (iii) the Controlling Class Representative has consented.

          SECTION 3.23.  Controlling Class Representative.

          (a) The Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class shall be entitled in accordance with this SECTION 3.23 to select a representative (the "CONTROLLING CLASS REPRESENTATIVE") having the rights and powers specified in this Agreement (including those specified in SECTION 3.24) or to replace an existing Controlling Class Representative; PROVIDED that, subject to the last sentence of this SECTION 3.23(a), and the acquisition by ARCap REIT, Inc. of the Certificates of the Controlling Class, ARCap REIT, Inc. shall serve as the initial Controlling Class Representative. Upon (i) the receipt by the Trustee of written requests for the selection of a successor Controlling Class Representative from the Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class, (ii) the resignation or removal of the Person acting as Controlling Class Representative or (iii) a determination

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by the Trustee that the Controlling Class has changed, the Trustee shall promptly notify the Depositor and the Holders (and, in the case of Book-Entry Certificates, to the extent actually known to a Responsible Officer of the Trustee or identified thereto by the Depositary or the Depositary Participants, the Certificate Owners) of the Controlling Class that they may select a Controlling Class Representative. Such notice shall set forth the process established by the Trustee for selecting a Controlling Class Representative, which process shall include the designation of the Controlling Class Representative by the Majority Controlling Class Certificateholder(s) by a writing delivered to the Trustee. No appointment of any Person as a successor Controlling Class Representative shall be effective until such Person provides the Trustee with (i) written confirmation of its acceptance of such appointment,
(ii) written confirmation of its agreement to keep confidential, for so long as reports are required to be filed with respect to the Trust under Section 15(d) of the Exchange Act, all information received by it with respect to the Trust and its assets that has not been filed with the Commission, (iii) an address and telecopy number for the delivery of notices and other correspondence and (iv) a list of officers or employees of such Person with whom the parties to this Agreement may deal (including their names, titles, work addresses and telecopy numbers).

          (b) Within ten Business Days (or as soon thereafter as practicable if the Controlling Class consists of Book-Entry Certificates) of any change in the identity of the Controlling Class Representative of which a Responsible Officer of the Trustee has actual knowledge and otherwise promptly upon request from any Master Servicer or Special Servicer, the Trustee shall deliver to each of the Master Servicers and Special Servicers the identity of the Controlling Class Representative and a list of each Holder (or, in the case of Book-Entry Certificates, to the extent actually known to a Responsible Officer of the Trustee or identified thereto by the Depositary or the Depositary Participants, each Certificate Owner) of the Controlling Class, including, in each case, names and addresses. With respect to such information, the Trustee shall be entitled to conclusively rely on information provided to it by the Holders (or, in the case of Book-Entry Certificates, subject to SECTION 5.06, by the Depositary or the Certificate Owners) of such Certificates, and each of the Master Servicers and Special Servicers shall be entitled to rely on such information provided by the Trustee with respect to any obligation or right hereunder that such Master Servicer or Special Servicer, as the case may be, may have to deliver information or otherwise communicate with the Controlling Class Representative or any of the Holders (or, if applicable, Certificate Owners) of the Controlling Class. In addition to the foregoing, within two Business Days of the selection, resignation or removal of a Controlling Class Representative, the Trustee shall notify the other parties to this Agreement of such event.

          (c) A Controlling Class Representative may at any time resign as such by giving written notice to the Trustee, each Special Servicer, each Master Servicer and each Holder (or, in the case of Book-Entry Certificates, Certificate Owner) of the Controlling Class. The Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class shall be entitled to remove any existing Controlling Class Representative by giving written notice to the Trustee, each Special Servicer, each Master Servicer and such existing Controlling Class Representative.

          (d) Once a Controlling Class Representative has been selected pursuant to this SECTION 3.23, each of the parties to this Agreement and each Certificateholder (or Certificate Owner, if applicable) shall be entitled to rely on such selection unless a majority of the Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of the Controlling Class, by aggregate Certificate Principal Balance, or such Controlling Class Representative, as applicable, shall have notified the

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Trustee and each other party to this Agreement and each Holder (or, in the case of Book-Entry Certificates, Certificate Owner) of the Controlling Class, in writing, of the resignation or removal of such Controlling Class Representative.

          (e) Any and all expenses of the Controlling Class Representative shall be borne by the Holders (or, if applicable, the Certificate Owners) of Certificates of the Controlling Class, PRO RATA according to their respective Percentage Interests in such Class, and not by the Trust. Notwithstanding the foregoing, if a claim is made against the Controlling Class Representative by a Borrower with respect to this Agreement or any particular Mortgage Loan, the Controlling Class Representative shall immediately notify the Trustee, the applicable Master Servicer and the applicable Special Servicer, whereupon (if such Special Servicer, such Master Servicer, the Trustee or the Trust are also named parties to the same action and, in the sole judgment of the applicable Special Servicer, (i) the Controlling Class Representative had acted in good faith, without negligence or willful misfeasance, with regard to the particular matter, and (ii) there is no potential for a Special Servicer, a Master Servicer, the Trustee or the Trust to be an adverse party in such action as regards the Controlling Class Representative) the applicable Special Servicer on behalf of the Trust shall, subject to SECTION 6.03, assume the defense of any such claim against the Controlling Class Representative. This provision shall survive the termination of this Agreement and the termination or resignation of the Controlling Class Representative.

          SECTION 3.24. Certain Rights and Powers of the Controlling Class Representative.

          (a) The applicable Special Servicer shall prepare a report (the "ASSET STATUS REPORT") recommending the taking of certain actions for each Mortgage Loan that becomes a Specially Serviced Mortgage Loan and deliver such Asset Status Report to the Controlling Class Representative and the applicable Master Servicer not later than 45 days after the servicing of such Mortgage Loan is transferred to such Special Servicer. If (i) after 10 Business Days from receipt of an Asset Status Report the Controlling Class Representative does not object to such Asset Status Report or (ii) within 10 Business Days after receipt of an Asset Status Report the Controlling Class Representative objects to such Asset Status Report and the applicable Special Servicer makes a determination in accordance with the Servicing Standard that such objection is not in the best interest of all the Certificateholders, the applicable Special Servicer shall take the recommended actions described in the Asset Status Report. If within 10 Business Days after receipt of an Asset Status Report the Controlling Class Representative objects to such Asset Status Report and the applicable Special Servicer does not make a determination in accordance with the Servicing Standard that such objection is not in the best interest of all the Certificateholders, the Special Servicer shall revise such Asset Status Report as soon as practicable thereafter, but in no event later than 30 days after the objection to the Asset Status Report by the Controlling Class Representative. The applicable Special Servicer shall continue to revise the Asset Status Report until, as provided above, (i) the Controlling Class Representative fails to object to the revised Asset Status Report or (ii) the Controlling Class Representative objects to the revised Asset Status Report and the applicable Special Servicer makes a determination in accordance with the Servicing Standard that such objection is not in the best interest of all the Certificateholders; PROVIDED, HOWEVER, that if the applicable Special Servicer has not taken the recommended actions described in an Asset Status Report in accordance with this paragraph within 90 days of the Controlling Class Representative's receipt of the initial Asset Status Report, the applicable Special Servicer shall take the recommended actions described in the most recent Asset Status Report submitted to the Controlling

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Class Representative, which Asset Status Report shall be deemed to have been approved by the Controlling Class Representative.

          In addition, notwithstanding anything in any other Section of this Agreement to the contrary, but in all cases subject to SECTION 3.24(b), the applicable Special Servicer will not be permitted to take, or consent to the applicable Master Servicer's taking, any of the actions identified in CLAUSES
(i) through (xi) of this sentence not otherwise specifically covered by an approved Asset Status Report, unless and until the applicable Special Servicer has notified the Controlling Class Representative in writing of such Special Servicer's intent to take or permit the particular action and the Controlling Class Representative has consented (or has failed to object) thereto in writing within ten Business Days of having been notified thereof in writing and having been provided with all reasonably requested information with respect thereto:

          (i) any foreclosure upon or comparable conversion (which may include acquisitions of an REO Property) of the ownership of the property or properties securing any Specially Serviced Mortgage Loan as comes into and continues in default;

          (ii) any modification, amendment or waiver of a monetary term (including a change in the timing of payments but excluding the waiver of Default Charges) or any material non-monetary term (excluding the waiver of any "due-on-sale" or "due-on-encumbrance" clause, which clauses are addressed in CLAUSE (ix) below) of (A) any Performing Mortgage Loan with a principal balance of $2,500,000 or more (or, if the proposed modification/waiver is an extension of maturity or a waiver of Post-ARD Additional Interest under the circumstances contemplated by SECTION 3.20(f), any Performing Mortgage Loan without regard to balance) or (B) any Specially Serviced Mortgage Loan;

          (iii) any acceptance of a discounted payoff with respect to any Specially Serviced Mortgage Loan;

          (iv) any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address Hazardous Materials located at an REO Property;

          (v) any release of collateral for any Mortgage Loan (other than in circumstances (A) involving a Performing Mortgage Loan with a principal balance of less than $2,500,000 or (B) where the release of collateral is not conditioned on obtaining the consent of the lender under the related Mortgage Loan Documents (in which event the applicable Master Servicer or Special Servicer, as appropriate, shall notify the Controlling Class Representative in writing of such Master Servicer's or Special Servicer's, as the case may be, intent to take such action), and other than upon satisfaction of the subject Mortgage Loan);

          (vi) any acceptance of substitute or additional collateral for a Mortgage Loan (other than in circumstances involving a Performing Mortgage Loan with a principal balance of less than $2,500,000 or where the acceptance of the substitute or additional collateral is not conditioned on obtaining the consent of the lender (in which event the applicable Master Servicer or Special Servicer, as appropriate, shall notify the Controlling Class Representative in writing of such Master Servicer's or Special Servicer's, as the case may be, intent to take such action));

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          (vii)   any releases of Earn-Out Reserve Funds or related Letters of
     Credit with respect to a Mortgaged Property (other than in circumstances involving a Performing Mortgage Loan with a principal balance of less than $2,500,000 or where the release of Earn-Out Reserve Funds or related Letters of Credit is not conditioned on obtaining the consent of the lender (in which event the applicable Master Servicer or Special Servicer, as appropriate, shall notify the Controlling Class Representative in writing of such Master Servicer's or Special Servicer's, as the case may be, intent to take such action));

          (viii) any termination or replacement, or consent to the termination or replacement, of a property manager with respect to any Mortgaged Property, or any termination or change, or consent to the termination or change, of the franchise for any Mortgaged Property operated as a hospitality property (other than in circumstances involving a Performing Mortgage Loan with a principal balance of less than $2,500,000, or where the action is not conditioned on obtaining the consent of the lender, or with respect to a termination or replacement of a property manager with respect to any residential cooperative property (in each of which cases the applicable Master Servicer or Special Servicer, as appropriate, shall notify the Controlling Class Representative in writing of such Master Servicer's or Special Servicer's, as the case may be, intent to take such action));

          (ix) any waiver of a "due-on-sale" or "due-on-encumbrance" clause in any Mortgage Loan (other than in circumstances involving a Performing Mortgage Loan with a principal balance of less than $2,500,000 or, in the case of the waiver of a "due-on-encumbrance" clause, a Co-op Mortgage Loan as to which the NCBFSB Subordinate Debt Conditions are satisfied (in which event the applicable Master Servicer shall, at least five (5) days prior to taking such action, provide the Controlling Class Representative with written notice of such Master Servicer's intent to take such action, which notice shall describe the circumstances of such action, including all information necessary for the Controlling Class Representative to determine whether the NCBFSB Subordinate Debt Conditions have been satisfied));

          (x) any determination with respect to a Mortgage Loan with a principal balance of $2,500,000 or more as to whether a default under the related Mortgage Loan Documents arising by reason of any failure on the part of the related Borrower to maintain specific insurance coverage with respect to, or an all-risk casualty insurance policy that does not specifically exclude, terrorist or similar acts, and/or any failure on the part of the related Borrower to maintain insurance coverage with respect to terrorist or similar acts upon terms no less favorable than those in place as of May 11, 2002, constitutes an Acceptable Insurance Default; and

          (xi) any waiver of Default Charges where there is no Additional Master Servicing Compensation or Additional Special Servicing Compensation, as applicable, to offset the outstanding Advance Interest, property inspection costs or other Additional Trust Fund Expenses with respect to the related Mortgage Loan that would otherwise be offset by such Default Charges; PROVIDED that this CLAUSE (xi) shall not apply to the first such waiver with respect to any Mortgage Loan;

PROVIDED that, in the event that the applicable Special Servicer determines that immediate action is necessary to protect the interests of the Certificateholders (as a collective whole), the applicable Special Servicer may take any such action without waiting for the Controlling Class Representative's response.

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          In addition, subject to SECTION 3.24(b), the Controlling Class
Representative may direct each Special Servicer to take, or to refrain from taking, such actions as the Controlling Class Representative may deem advisable or as to which provision is otherwise made herein. Upon reasonable request, each Special Servicer shall provide the Controlling Class Representative with any information in such Special Servicer's possession with respect to such matters, including, without limitation, its reasons for determining to take a proposed action.

          (b) Notwithstanding anything herein to the contrary: (i) no Special Servicer shall have any right or obligation to consult with or to seek and/or obtain consent or approval from any Controlling Class Representative prior to acting during the period following any resignation or removal of a Controlling Class Representative until a replacement is selected; and (ii) no advice, direction or objection from or by the Controlling Class Representative, as contemplated by SECTION 3.24(a), may (and each Master Servicer and Special Servicer shall ignore and act without regard to any such advice, direction or objection that such Master Servicer or Special Servicer, as the case may be, has determined, in its reasonable, good faith judgment, would) (A) require or cause a Master Servicer or such Special Servicer to violate applicable law, the terms of any Mortgage Loan or any other Section of this Agreement, including such Master Servicer's or Special Servicer's obligation to act in accordance with the Servicing Standard, (B) result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool, (C) expose the Trust, the Depositor, a Master Servicer, a Special Servicer, any Fiscal Agent, the Trustee or any of their respective Affiliates, members, managers, officers, directors, employees or agents, to any material claim, suit or liability, or (D) expand the scope of a Master Servicer's or Special Servicer's responsibilities under this Agreement.

          (c) Each Certificateholder acknowledges and agrees, by its acceptance of its Certificates, that: (i) the Controlling Class Representative may have special relationships and interests that conflict with those of Holders of one or more Classes of Certificates; (ii) the Controlling Class Representative may act solely in the interests of the Holders of the Controlling Class; (iii) the Controlling Class Representative does not have any duties to the Holders of any Class of Certificates other than the Controlling Class; (iv) the Controlling Class Representative may take actions that favor interests of the Holders of the Controlling Class over the interests of the Holders of one or more other Classes of Certificates; and (v) the Controlling Class Representative shall have no liability whatsoever for having so acted, and no Certificateholder may take any action whatsoever against the Controlling Class Representative or any director, officer, employee, agent or principal thereof for having so acted.

          SECTION 3.25.  Replacement of Special Servicers.

          (a) Subject to SECTION 3.25(b), the Controlling Class Representative may, upon not less than ten days' prior written notice to the respective parties hereto, remove any existing Special Servicer hereunder (with or without cause) and appoint a successor to such Special Servicer; PROVIDED that, if any such removal is made without cause, then the costs of transferring the special servicing responsibilities of the removed Special Servicer to a successor thereto will be paid by the Certificateholders of the Controlling Class.

          (b) No removal of a Special Servicer and/or appointment of a successor thereto pursuant to SECTION 3.25(a) shall be effective until: (i) the Trustee shall have received (A) written confirmation from each of the Rating Agencies that such removal and/or appointment will not result in

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an Adverse Rating Event with respect to any Class of Rated Certificates, (B) an
Acknowledgment of Proposed Special Servicer in the form attached hereto as
EXHIBIT I-2, executed by the Person designated to be the successor to such terminated Special Servicer, and (C) an Opinion of Counsel (which shall not be an expense of the Trustee or the Trust) substantially to the effect that (1) the removal of such terminated Special Servicer and/or the appointment of the Person designated to serve as successor thereto is in compliance with this SECTION 3.25, (2) such designated Person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (3) the Acknowledgment of Proposed Special Servicer, the form of which is attached hereto as EXHIBIT I-2, has been duly authorized, executed and delivered by such designated Person and (4) upon the execution and delivery of the Acknowledgment of Proposed Special Servicer, such designated Person shall be bound by the terms of this Agreement and, subject to customary bankruptcy and insolvency exceptions and customary equity exceptions, this Agreement shall be enforceable against such designated Person in accordance with its terms; and (ii) if such terminated Special Servicer has been removed by the Controlling Class Representative without cause, the Certificateholders of the Controlling Class have delivered to the Trustee and the terminated Special Servicer such Certificateholders' joint and several undertaking to pay any expenses incurred by the Trustee and such terminated Special Servicer in connection with the transfer of special servicing responsibilities to a successor Special Servicer.

          (c) Any Special Servicer terminated pursuant to SECTION 3.25(a) shall be deemed to have been so terminated simultaneously with the designated successor's becoming such Special Servicer hereunder; PROVIDED that (i) the terminated Special Servicer shall be entitled to receive, in connection with its termination, payment out of the Collection Accounts of all of its accrued and unpaid Special Servicing Fees, as and to the extent provided in SECTION 3.05(a), and reimbursement from the successor to such terminated Special Servicer of all outstanding Servicing Advances made by such terminated Special Servicer and all unpaid Advance Interest accrued on such outstanding Servicing Advances (in which case the successor to such terminated Special Servicer shall be deemed to have made such Servicing Advances at the same time that such terminated Special Servicer had actually made them), (ii) such terminated Special Servicer shall thereafter be entitled to Workout Fees, as and to the extent expressly permitted by SECTION 3.11(c), and (iii) such terminated Special Servicer shall continue to be entitled to the benefits of SECTION 6.03, notwithstanding any such termination; and PROVIDED, FURTHER, that such terminated Special Servicer shall continue to be obligated to pay (and entitled to receive) all other amounts accrued to (or owing by) it under this Agreement on or prior to the effective date of such termination. Such terminated Special Servicer shall cooperate with the Trustee and the replacement to such terminated Special Servicer in effecting the transfer of such terminated Special Servicer's responsibilities and rights hereunder to its successor, including the transfer within two Business Days of its termination becoming effective pursuant to SECTION 3.25, to the replacement to such terminated Special Servicer for administration by it of all cash amounts that at the time are or should have been credited by such terminated Special Servicer to its REO Account or to any Servicing Account or Reserve Account or should have been delivered to the Master Servicers or that are thereafter received by or on behalf of such terminated Special Servicer with respect to any Mortgage Loan or REO Property.

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          SECTION 3.26.  Application of Default Charges.

          (a) Any and all Default Charges that are actually received by or on behalf of the Trust with respect to any Mortgage Loan or REO Loan, shall be applied for the following purposes and in the following order, in each case to the extent of the remaining portion of such Default Charges:

          FIRST, to pay to any Fiscal Agent, the Trustee, the applicable Master Servicer or the applicable Special Servicer, in that order, any Advance Interest due and owing to such party on outstanding Advances made thereby with respect to such Mortgage Loan or REO Loan, as the case may be;

          SECOND, to reimburse the Trust for any Advance Interest paid to any Fiscal Agent, the Trustee, the applicable Master Servicer or the applicable Special Servicer since the Closing Date with respect to such Mortgage Loan or REO Loan, as the case may be, which interest was paid from a source other than Default Charges collected on such Mortgage Loan or REO Loan, as the case may be;

          THIRD, to pay any outstanding expense incurred by the applicable Special Servicer in connection with inspecting the related Mortgaged Property or REO Property, as applicable, pursuant to SECTION 3.12;

          FOURTH, to reimburse the Trust for any expenses reimbursed to the applicable Special Servicer since the Closing Date in connection with inspecting the related Mortgaged Property or REO Property, as applicable, pursuant to SECTION 3.12, which expenses were previously paid from a source other than Default Charges collected on such Mortgage Loan or REO Loan, as the case may be;

          FIFTH, to pay the appropriate party for any other outstanding expense (exclusive of Special Servicing Fees, Workout Fees and Liquidation Fees) incurred thereby with respect to such Mortgage Loan or REO Loan, as the case may be, which expense, if not paid out of Default Charges collected on such Mortgage Loan or REO Loan, as the case may be, will likely become an Additional Trust Fund Expense;

          SIXTH, to reimburse the Trust for any other Additional Trust Fund Expense (exclusive of Special Servicing Fees, Workout Fees and Liquidation
     Fees) paid to the appropriate party since the Closing Date with respect to such Mortgage Loan or REO Loan, as the case may be, which Additional Trust Fund Expense was paid from a source other than Default Charges collected on such Mortgage Loan or REO Loan, as the case may be; and

          SEVENTH, to pay any remaining portion of such Default Charges as Additional Master Servicing Compensation to the applicable Master Servicer, if such Default Charges were collected when the loan was a Performing Mortgage Loan, and otherwise to pay any remaining portion of such Default Charges as Additional Special Servicing Compensation to the applicable Special Servicer.

          (b) Default Charges applied to reimburse the Trust pursuant to any of CLAUSE SECOND, CLAUSE FOURTH or CLAUSE SIXTH of SECTION 3.26(a) are intended to be available for distribution on the Certificates pursuant to SECTION 4.01(a) and SECTION 4.01(b), subject to application pursuant to SECTION

3.05(a) or 3.05(b) for any items payable out of general collections on the Mortgage Pool. Default Charges applied to reimburse the Trust pursuant to any of CLAUSE SECOND, CLAUSE FOURTH or CLAUSE SIXTH of SECTION 3.26(a) shall be deemed to offset payments of Advance Interest, costs of property inspections or, except for Special Servicing Fees, Workout Fees and Liquidation Fees, other Additional Trust Fund Expenses (depending on which clause is applicable) in the chronological order in which they were made or incurred with respect to the subject Mortgage Loan or REO Loan (whereupon such Advance Interest, costs of property inspections or, except for Special Servicing Fees, Workout Fees and Liquidation Fees, other Additional Trust Fund Expenses (depending on which clause is applicable) shall thereafter be deemed to have been paid out of Default Charges).

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                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

          SECTION 4.01.  Distributions.

          (a) On each Distribution Date, the Trustee shall apply amounts on deposit in the Distribution Account for the following purposes and in the following order of priority, in each case to the extent of the remaining portion of the Standard Available Distribution Amount for such Distribution Date:

          FIRST, to make distributions of interest to the Holders of the respective Classes of the Senior Certificates, up to, and PRO RATA as among such Classes of Certificateholders based on, their respective Interest Distribution Amounts for such Distribution Date;

          SECOND, to make distributions of principal to the Holders of the respective Classes of the Class A-P&I Certificates as follows--

                  (i) prior to the occurrence of the Final Distribution Date or any Senior Principal Distribution Cross-Over Date, sequentially to the Holders of the Class A-1 Certificates, up to their Principal Distribution Amount for such Distribution Date, and THEN to the Holders of the Class A-2 Certificates, up to their Principal Distribution Amount for such Distribution Date, and THEN to the Holders of the Class A-3 Certificates, up to their Principal Distribution Amount for such Distribution Date; and

                  (ii) on and after the occurrence of any Senior Principal Distribution Cross-Over Date, and in any event on the Final Distribution Date, to the Holders of the respective Classes of the Class A-P&I Certificates, up to, and PRO RATA as among such Classes of Certificateholders based on, their respective Principal Distribution Amounts for such Distribution Date; and

          THIRD, to reimburse the Holders of the Class A-1 Certificates, the Holders of the Class A-2 Certificates and the Holders of the Class A-3 Certificates for any Unfunded Principal Balance Reductions previously incurred thereby, up to, and PRO RATA as among such Classes of Certificateholders based on, their respective Loss Reimbursement Amounts for such Distribution Date.

          Any distributions of interest made with respect to the Class A-SP Certificates or the Class A-X Certificates on any Distribution Date pursuant to CLAUSE FIRST of the prior paragraph of this SECTION 4.01(a) shall be deemed allocated among the respective Components of such Class of Certificates on a PRO RATA basis in accordance with the respective Interest Distribution Amounts of such Components for such Distribution Date.

          (b) On each Distribution Date, following the distributions on the Senior Certificates to be made on such date pursuant to SECTION 4.01(a), the Trustee shall apply any amounts remaining on deposit in the Distribution Account to make distributions to the Holders of the respective Classes of the Subordinate Principal Balance Certificates, in the following order and, in the case of each such Class

(or, in the case of CLAUSE SECOND below, the subject pair of Classes) of Subordinate Principal Balance Certificates, up to the lesser of (i) the total of the Interest Distribution Amount, the Principal Distribution Amount and the Loss Reimbursement Amount with respect to such Class of Certificates (or, in the case of CLAUSE SECOND below, the total of such amounts for the two subject Classes of Certificates) for such Distribution Date and (ii) the remaining portion of the Standard Available Distribution Amount for such Distribution Date: FIRST, to the Holders of the Class B Certificates; SECOND, to the Holders of the Class C-1 and Class C-2 Certificates; THIRD, to the Holders of the Class D Certificates; FOURTH, to the Holders of the Class E Certificates; FIFTH, to the Holders of the Class F Certificates; SIXTH, to the Holders of the Class G Certificates; SEVENTH, to the Holders of the Class H Certificates; EIGHTH, to the Holders of the Class J Certificates; NINTH, to the Holders of the Class K Certificates; TENTH, to the Holders of the Class L Certificates; ELEVENTH, to the Holders of the Class M Certificates; TWELFTH, to the Holders of the Class N Certificates; and THIRTEENTH, to the Holders of the Class O Certificates.

          Amounts distributable to the Holders of any Class of Subordinate Principal Balance Certificates (other than the Class C-1 and Class C-2 Certificates) on any Distribution Date pursuant to this SECTION 4.01(b) shall be applied:

          FIRST, to make distributions of interest to the Holders of such Class of Certificates, up to their Interest Distribution Amount for such Distribution Date;

          SECOND, to make distributions of principal to the Holders of such Class of Certificates, up to their Principal Distribution Amount for such Distribution Date; and

          THIRD, to reimburse the Holders of such Class of Certificates for any Unfunded Principal Balance Reductions previously incurred thereby, up to their Loss Reimbursement Amount for such Distribution Date.

          Amounts distributable to the Holders of the Class C-1 Certificates and the Holders of the Class C-2 Certificates on any Distribution Date pursuant to this SECTION 4.01(b) shall be applied:

          FIRST, to make distributions of interest to the Holders of the Class C-1 Certificates and the Holders of the Class C-2 Certificates, up to, and PRO RATA as between such Classes of Certificateholders based on, their respective Interest Distribution Amounts for such Distribution Date;

          SECOND, to make distributions of principal to the Holders of the Class C-1 Certificates and the Holders of the Class C-2 Certificates, up to, and PRO RATA as between such Classes of Certificateholders based on, their respective Principal Distribution Amounts for such Distribution Date; and

          THIRD, to reimburse the Holders of the Class C-1 Certificates and the Holders of the Class C-2 Certificates for any Unfunded Principal Balance Reductions previously incurred thereby, up to, and PRO RATA as between such Classes of Certificateholders based on, their respective Loss Reimbursement Amounts for such Distribution Date.

          (c) On each Distribution Date, following the distributions on the REMIC III Regular Interest Certificates to be made on such date pursuant to SECTIONS 4.01(a) and 4.01(b), the Trustee shall withdraw any portion of the Standard Available Distribution Amount for such Distribution Date then remaining on deposit in the Distribution Account and shall distribute the full amount of such remaining funds to the Holders of the Class R Certificates.

          (d) On each Distribution Date, the Trustee shall withdraw from the Distribution Account and apply, for the following purposes and in the following order of priority, any amount then on deposit in the Distribution Account that represents a Prepayment Premium or Yield Maintenance Charge collected with respect to any Mortgage Loan or deemed collected with respect to any REO Loan during the related Collection Period:

          FIRST, to make distributions of additional interest to the Holders of the respective Classes of the Yield Maintenance Certificates, up to, and PRO RATA as among such Classes of Certificateholders based on, their respective applicable Additional Yield Amounts;

          SECOND, if such Mortgage Loan is, or such REO Loan was, as the case may be, a Specially Designated Co-op Mortgage Loan, then to make distributions of additional interest to the Holders of the Class A-Y Certificates, up to the product of (i) 75%, in the case of a Prepayment Premium, and 50%, in the case of a Yield Maintenance Charge, multiplied by
     (ii) the portion of such Prepayment Premium or Yield Maintenance Charge, as the case may be, that remains after the distributions contemplated by the immediately preceding CLAUSE FIRST; and

          THIRD, to make distributions of additional interest to the Holders of the Class A-X Certificates, up to the remaining portion of such Prepayment Premium or Yield Maintenance Charge, as the case may be.

          For purposes of determining the portion of any Prepayment Premium that is distributable to the Holders of any Class of Yield Maintenance Certificates on any Distribution Date, the applicable "ADDITIONAL YIELD AMOUNT" shall be an amount equal to the product of: (i) 25% of the amount of such Prepayment Premium that is so distributable; multiplied by (ii) a fraction (not greater than one or less than zero), the numerator of which is equal to the Principal Distribution Amount with respect to such Class of Yield Maintenance Certificates for such Distribution Date, and the denominator of which is equal to the Total Principal Distribution Amount for such Distribution Date.

          For purposes of determining the portion of any Yield Maintenance Charge that is distributable to the Holders of any Class of Yield Maintenance Certificates on any Distribution Date, the applicable "ADDITIONAL YIELD AMOUNT" shall be an amount equal to the product of: (i) the amount of such Yield Maintenance Charge that is so distributable; multiplied by (ii) a fraction (not greater than one or less than zero), the numerator of which is equal to the excess, if any, of (A) the Pass-Through Rate applicable to such Class of Yield Maintenance Certificates for the corresponding Interest Accrual Period, over (B) the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of (X) the Mortgage Rate for the Mortgage Loan or REO Loan in respect of which such Yield Maintenance Charge was received or deemed received, over (Y) the relevant Discount Rate; multiplied by (iii) a fraction (not greater than one or less than zero), the numerator of which is equal to the Principal Distribution Amount with respect to such Class of Yield Maintenance Certificates for such Distribution Date, and the denominator of which is equal to the Total Principal Distribution Amount for such Distribution Date.

          For purposes of determining the portion of any Yield Maintenance Charge that is distributable to the Holders of any Class of Yield Maintenance Certificates on any Distribution Date, the relevant "DISCOUNT RATE" shall be the same discount rate (exclusive of any applicable spread) used to calculate such Yield Maintenance Charge, with such discount rate (exclusive of any applicable spread) converted to a monthly equivalent rate (regardless of whether any similar conversion occurred at the loan level). The relevant Discount Rate shall be provided promptly by the applicable Master Servicer to the Trustee.

          Any distributions of additional interest, in the form of Prepayment Premiums and Yield Maintenance Charges, made with respect to the Class A-X Certificates on any Distribution Date pursuant to this SECTION 4.01(d) shall be allocated among the respective Components of such Class of Certificates on a PRO RATA basis in accordance with the relative amounts by which their respective Component Notional Amounts declined as a result of deemed distributions of principal on the REMIC II Regular Interests on such Distribution Date pursuant to SECTION 4.01(K) (or, if there were no such declines, then on a PRO RATA basis in accordance with the relative sizes of their respective Component Notional Amounts).

          (e) On each Distribution Date, the Trustee shall withdraw from the Distribution Account any amounts then on deposit in the Class V Sub-Account of the Distribution Account that represent Post-ARD Additional Interest collected or deemed collected in respect of the ARD Mortgage Loans or any successor REO Loans during the related Collection Period and shall distribute such amounts to the Holders of the Class V Certificates.

          (f) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated PRO RATA among the Holders of such Certificates based on their respective Percentage Interests. Except as otherwise provided below, all such distributions made with respect to each Class of Certificates on each Distribution Date shall be made to the Holders of such Certificates of record at the close of business on the related Record Date and, in the case of each such Holder, shall be made by wire transfer of immediately available funds to the account thereof at a bank or other entity having appropriate facilities therefor, if such Holder shall have provided the Trustee with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates), and otherwise shall be made by check mailed to the address of such Holder as it appears in the Certificate Register. The final distribution on each Certificate (determined, in the case of a Principal Balance Certificate, without regard to any possible future reimbursement of any portion of a previously incurred Unfunded Principal Balance Reduction allocable to such Certificate) will be made in like manner, but only upon presentation and surrender of such Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution. Any distribution that is to be made with respect to a Principal Balance Certificate in reimbursement of any portion of an Unfunded Principal Balance Reduction allocable to such Certificate, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the Holder that surrendered such Certificate at the last address set forth for such Holder in the Certificate Register or at any other address of which the Trustee was subsequently notified in writing.

          (g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depositary, as Holder thereof, and the Depositary shall be responsible for crediting the amount of such distribution to the accounts of its Depositary Participants in accordance with its normal procedures. Each Depositary Participant shall be responsible for disbursing such distribution to the related Certificate Owners that it represents and to each indirect participating brokerage firm for which it acts as agent. Each such indirect participating brokerage firm shall be responsible for disbursing funds to the related Certificate Owners that it represents. None of the parties hereto shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law. The Trustee and the Depositor shall perform their respective obligations under the Letters of Representations Among the Depositor, the Trustee and the Initial Depositary, relating to the Class A-SP, Class A-X, Class A-1, Class A-2, Class A-3, Class B, Class C-1, Class C-2, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates, copies of which Letters of Representations are attached hereto as EXHIBIT C.

          (h) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of their Certificates, and all rights and interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts previously distributed on the Certificates in accordance with this Agreement.

          (i) Except as otherwise provided in SECTION 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date (such final distribution to be determined, in the case of a Class of Principal Balance Certificates, without regard to any possible future reimbursement of any portion of a previously incurred Unfunded Principal Balance Reduction in respect of such Class), the Trustee shall, as promptly as possible (and, in any event, no later than three Business Days) after the related Determination Date, mail to each Holder of such Class of Certificates of record on such date a notice to the effect that:

          (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar or at such other location therein specified, and

          (ii) no interest shall accrue on such Certificates from and after the end of the Interest Accrual Period for such Distribution Date.

          Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and credited to, and shall be held uninvested in trust in, the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this SECTION 4.01(i) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, then the Trustee, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust pursuant to this paragraph. If any Certificates as to which notice has been given pursuant to this SECTION 4.01(i), shall not have been surrendered for cancellation by the second anniversary of the delivery of the second notice, then, subject to applicable escheat laws, the Trustee shall distribute to the Class R Certificateholders all unclaimed funds.

          (j) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. If the Trustee does withhold any amount from payments or advances of interest or original issue discount to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

          (k) All distributions of accrued interest made with respect to the Class A-SP Certificates or the Class A-X Certificates on each Distribution Date pursuant to CLAUSE FIRST of SECTION 4.01(a), and allocable to any particular Component of such Class of Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date as accrued interest with respect to such Component's Corresponding Group PB REMIC II Regular Interest as part of such REMIC II Regular Interest's Interest Distribution Amount for such Distribution Date. In addition, all distributions of additional interest (in the form of Prepayment Premiums and Yield Maintenance Charges) made with respect to the Class A-SP Certificates or the Class A-X Certificates on each Distribution Date pursuant to SECTION 4.01(d), and allocable to any particular Component of such Class of Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date as additional interest (in the form of Prepayment Premiums and Yield Maintenance Charges) with respect to such Component's Corresponding Group PB REMIC II Regular Interest. All distributions of accrued interest made with respect to the Class A-Y Certificates on each Distribution Date pursuant to CLAUSE FIRST of SECTION 4.01(a), shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date as accrued interest with respect to REMIC II Regular Interest A-Y as part of such REMIC II Regular Interest's Interest Distribution Amount for such Distribution Date. In addition, all distributions of additional interest (in the form of Prepayment Premiums and Yield Maintenance Charges) made with respect to the Class A-Y Certificates on each Distribution Date pursuant to SECTION 4.01(d), shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date as additional interest (in the form of Prepayment Premiums and Yield Maintenance Charges) with respect to REMIC II Regular Interest A-Y.

          All distributions made with respect to each Class of Principal Balance Certificates on each Distribution Date pursuant to SECTION 4.01(a), SECTION 4.01(b) or SECTION 4.01(d) shall be deemed to have first been distributed from REMIC II to REMIC III on such Distribution Date with respect to the Corresponding Group PB REMIC II Regular Interest(s) for such Class of Certificates. In each case, if such distribution on any such Class of Principal Balance Certificates was a distribution of accrued interest (as part of the related Interest Distribution Amount for the subject Distribution Date), of principal, of additional interest (in the form of Prepayment Premiums and Yield Maintenance Charges) or in reimbursement of any related Unfunded Principal Balance Reductions with respect to such Class of Certificates, then the corresponding distribution deemed to be made on the Corresponding Group PB REMIC II Regular Interest(s) for such Class of Certificates pursuant to the preceding sentence shall be deemed also to be a distribution of accrued interest (as part of the Interest Distribution Amount(s) for such Group PB REMIC II Regular Interest(s) for the subject Distribution Date), of principal, of additional interest (in the form of Prepayment Premiums and Yield Maintenance Charges) or in

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reimbursement of any related Unfunded Principal Balance Reductions with respect to such Group PB REMIC II Regular Interest(s).

          Each Class of Principal Balance Certificates shall have one Corresponding Group PB REMIC II Regular Interest, except for the Class A-3 Certificates, which shall have two Corresponding Group PB REMIC II Regular Interests. Deemed distributions of accrued interest made on Group PB REMIC II Regular Interest A-3-1 and Group PB REMIC II Regular Interest A-3-2 shall be allocated between those two Group PB REMIC II Regular Interests on a PRO RATA basis in accordance with their respective Interest Distribution Amounts for the subject Distribution Date. Deemed distributions of principal made on Group PB REMIC II Regular Interest A-3-1 and Group PB REMIC II Regular Interest A-3-2 shall be allocated first to Group PB REMIC II Regular Interest A-3-1, until its Uncertificated Principal Balance is reduced to zero, and then to Group PB REMIC II Regular Interest A-3-2. Deemed distributions of additional interest (in the form of Prepayment Premiums and Yield Maintenance Charges) made on Group PB REMIC II Regular Interest A-3-1 and Group PB REMIC II Regular Interest A-3-2 shall be allocated entirely to Group PB REMIC II Regular Interest A-3-1, for so long as its Uncertificated Principal Balance is greater than zero, and then to Group PB REMIC II Regular Interest A-3-2. Deemed distributions in reimbursement of Unfunded Principal Balance Reductions made on Group PB REMIC II Regular Interest A-3-1 and Group PB REMIC II Regular Interest A-3-2 shall be allocated between those two Group PB REMIC II Regular Interests on a PRO RATA basis in accordance with their respective Loss Reimbursement Amounts for the subject Distribution Date.

          The actual distributions made by the Trustee on each Distribution Date with respect to the Certificates pursuant to SECTION 4.01(a), SECTION 4.01(b),
SECTION 4.01(c) (to the extent such distributions relate to the REMIC III Residual Interest) or SECTION 4.01(d), as applicable, shall be deemed to have been so made from the amounts deemed distributed with respect to the REMIC II Regular Interests on such Distribution Date pursuant to this SECTION 4.01(k). Notwithstanding the deemed distributions on the REMIC II Regular Interests described in this SECTION 4.01(k), actual distributions of funds from the Distribution Account shall be made only in accordance with SECTION 4.01(a),
SECTION 4.01(b), SECTION 4.01(c), SECTION 4.01(d) or SECTION 4.01(e), as applicable.

          (l) On each Distribution Date, immediately prior to making any actual distributions on the Certificates pursuant to SECTION 4.01(a), SECTION 4.01(b) or SECTION 4.01(c), or the corresponding deemed distributions on the REMIC II Regular Interests pursuant to SECTION 4.01(k), the Trustee shall be deemed to have made out of the Standard Available Distribution Amount for such Distribution Date, the following distributions to REMIC II in the following order of priority, in each case to the extent of the remaining portion of such Standard Available Distribution Amount:

          FIRST, distributions of accrued interest with respect to all of the REMIC I Regular Interests, up to, and PRO RATA as among the REMIC I Regular Interests based on, their respective Interest Distribution Amounts for such Distribution Date;

          SECOND, distributions of principal with respect to all of the Group PB REMIC I Regular Interests, up to, and PRO RATA as among such REMIC I Regular Interests based on, their respective Principal Distribution Amounts for such Distribution Date; and

          THIRD, reimbursements of Unfunded Principal Balance Reductions with respect to all of the Group PB REMIC I Regular Interests (including any such REMIC I Regular Interests whose

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     Uncertificated Principal Balances have previously been reduced to zero), up to, and PRO RATA as among such REMIC I Regular Interests based on, their respective Loss Reimbursement Amounts for such Distribution Date.

          In addition, on each Distribution Date, immediately prior to making any actual distributions on the REMIC III Regular Interest Certificates pursuant to SECTION 4.01(d), or the corresponding deemed distributions on the REMIC II Regular Interests pursuant to SECTION 4.01(k), the Trustee shall be deemed to have distributed to REMIC II each Prepayment Premium and Yield Maintenance Charge then on deposit in the Distribution Account that was received by or on behalf of the Trust with respect to any Mortgage Loan or REO Loan during or prior to the related Collection Period, such distribution to be deemed made with respect to the Group PB REMIC I Regular Interest that relates to such Mortgage Loan or REO Loan, as the case may be.

          The distributions deemed made by the Trustee on each Distribution Date with respect to the REMIC II Regular Interests pursuant to SECTION 4.01(k), as well as the distributions actually made by the Trustee on each Distribution Date with respect to the Certificates pursuant to SECTION 4.01(a), SECTION 4.01(b),
SECTION 4.01(c) (to the extent such distributions relate to the REMIC II Residual Interest or the REMIC III Residual Interest) or SECTION 4.01(d), shall be deemed to have been so made from the amounts deemed distributed with respect to the REMIC I Regular Interests on such Distribution Date pursuant to this
SECTION 4.01(l). Notwithstanding the deemed distributions on the REMIC I Regular Interests described in this SECTION 4.01(l), actual distributions of funds from the Distribution Account shall be made only in accordance with SECTION 4.01(a),
SECTION 4.01(b), SECTION 4.01(c), SECTION 4.01(d) or SECTION 4.01(e), as applicable.

          (m) On each Distribution Date, immediately prior to making any actual distributions on the Certificates pursuant to SECTION 4.01(a), SECTION 4.01(b) or SECTION 4.01(c), or the corresponding deemed distributions on the REMIC II Regular Interests pursuant to SECTION 4.01(k) or the REMIC I Regular Interests pursuant to SECTION 4.01(l), the Trustee shall be deemed to have made out of that portion of the Standard Available Distribution Amount for such Distribution Date that is attributable to the 80 West End Avenue Mortgage Loan, any Replacement Mortgage Loan substituted for the 80 West End Avenue Mortgage Loan or any related REO Property with respect to the foregoing, the following distributions to REMIC I, in the following order of priority, in each case to the extent of the remaining portion of such Standard Available Distribution Amount that is attributable to the 80 West End Avenue Mortgage Loan, any Replacement Mortgage Loan substituted for the 80 West End Avenue Mortgage Loan or any related REO Property:

          FIRST, distributions of interest with respect to the Loan REMIC Regular Interest, up to its Interest Distribution Amount for such Distribution Date;

          SECOND, distributions of principal with respect to the Loan REMIC Regular Interest, up to the lesser of (i) the Uncertificated Principal Balance of the Loan REMIC Regular Interest immediately prior to such Distribution Date and (ii) the entire portion of the Total Principal Distribution Amount for such Distribution Date allocable to the 80 West End Avenue Mortgage Loan, any Replacement Mortgage Loan substituted for the 80 West End Avenue Mortgage Loan or any successor REO Loan with respect to the foregoing; and

          THIRD, reimbursements of Unfunded Principal Balance Reductions with respect to the Loan REMIC Regular Interest, up to its Loss Reimbursement Amount for such Distribution Date.

          In addition, on each Distribution Date, immediately prior to making any actual distributions on the REMIC III Regular Interest Certificates pursuant to SECTION 4.01(d), or the corresponding deemed distributions on the REMIC II Regular Interests pursuant to SECTION 4.01(k) or the REMIC I Regular Interests pursuant to SECTION 4.01(l), the Trustee shall be deemed to have distributed to REMIC I each Prepayment Premium and Yield Maintenance Charge then on deposit in the Distribution Account that was received by or on behalf of the Trust with respect to the 80 West End Avenue Mortgage Loan, any Replacement Mortgage Loan substituted for the 80 West End Avenue Mortgage Loan or any successor REO Loan with respect to the foregoing during or prior to the related Collection Period.

          The distributions deemed made by the Trustee on each Distribution Date with respect to the REMIC II Regular Interests pursuant to SECTION 4.01(k) or the REMIC I Regular Interests pursuant to SECTION 4.01(l), as well as the distributions actually made by the Trustee on each Distribution Date with respect to the Certificates pursuant to SECTION 4.01(a), SECTION 4.01(b),
SECTION 4.01(c) (to the extent such distributions relate to the REMIC I Residual Interest, the REMIC II Residual Interest or the REMIC III Residual Interest) or
SECTION 4.01(d), shall be deemed to have been so made from the amounts deemed distributed with respect to the Loan REMIC Regular Interest on such Distribution Date pursuant to this SECTION 4.01(m). Notwithstanding the deemed distributions on the Loan REMIC Regular Interest described in this SECTION 4.01(m), actual distributions of funds from the Distribution Account shall be made only in accordance with SECTION 4.01(a), SECTION 4.01(b), SECTION 4.01(c), SECTION 4.01(d) or SECTION 4.01(e), as applicable.

          SECTION 4.02.  Statements to Certificateholders; Certain Other
                         Reports.

          (a) Based solely on information provided to the Trustee by the Master Servicers pursuant to SECTIONS 3.12, 4.02(b) and 4.02(c), the Trustee shall prepare (or cause to be prepared) and, on each Distribution Date, provide or make available electronically (or, upon request, by first class mail) to each Privileged Person a statement substantially in the form of, and containing the information set forth in, EXHIBIT E-1 hereto, including the CMSA Bond Level File and the CMSA Collateral Summary File (the "TRUSTEE REPORT"), detailing the distributions on such Distribution Date and the performance, both in the aggregate and individually to the extent available, of the Mortgage Loans and the Mortgaged Properties; PROVIDED that the Trustee need not deliver to the Depositor, the Master Servicers, the Special Servicers, the Underwriters, the Rating Agencies or the Controlling Class Representative any Trustee Report that has been made available to such Person via the Trustee's internet website as provided below; and PROVIDED, FURTHER, that the Trustee has no affirmative obligation to discover the identities of Certificate Owners and need only react to Persons claiming to be Certificate Owners in accordance with SECTION 5.06; and PROVIDED, FURTHER, that during any period that reports are required to be filed with the Commission with respect to the Trust pursuant to Section 15(d) of the Exchange Act, each recipient of the Trustee Report shall be deemed to have agreed to keep confidential the information therein until such Trustee Report is filed with the Commission.

          On each Distribution Date, the Trustee shall provide or make available electronically (or, upon request, by first class mail) to each Privileged Person each file and report comprising the CMSA

Investor Reporting Package, to the extent received by the Trustee since the prior Distribution Date (or, in the case of the initial Distribution Date, since the Closing Date); PROVIDED that during any period that reports are required to be filed with the Commission with respect to the Trust pursuant to Section 15(d) of the Exchange Act, each recipient of such files and reports shall be deemed to have agreed to keep confidential the information in any such file or report until such particular file or report is filed with the Commission.

          The Trustee shall have no obligation to provide the information or reports described in this SECTION 4.02(a) until it has received the requisite information or reports from the Master Servicers provided for herein, and the Trustee shall not be in default hereunder due to a delay in providing the Certificateholder Reports caused by a Master Servicer's or Special Servicer's failure to timely deliver any information or reports hereunder. None of the Master Servicers, the Special Servicers or the Trustee shall be responsible for the accuracy or completeness of any information supplied to it by a Borrower, each other or a third party, and accepted by it in good faith, that is included in any reports, statements, materials or information prepared or provided by either Master Servicer, either Special Servicer or the Trustee, as applicable. None of the Trustee, the Master Servicers or the Special Servicers shall have any obligation to verify the accuracy or completeness of any information provided by a Borrower, a third party or each other.

          The Trustee shall make available each month, to any interested person, the related Trustee Report via its internet website initially located at "www.ctslink.com/cmbs". In addition, the Trustee shall make available each month, via its internet website on a restricted basis solely to Privileged Persons, (i) the Unrestricted Servicer Reports, (ii) the CMSA Bond Level File and the CMSA Collateral Summary File, and (iii) as a convenience to interested persons (and not in furtherance of the distribution thereof under the securities laws), the Prospectus and this Agreement. Upon notification by the Depositor that CSFB Corporation has sold the Non-Registered Certificates to unaffiliated third parties, the Trustee shall remove the restriction provided for in the preceding sentence and shall make such reports and documents available to any interested person. The Trustee shall also make available each month, on a restricted basis to any Privileged Person via its internet website, (i) the Restricted Servicer Reports, and (ii) any other report at the direction of the Depositor. During any period that reports are required to be filed with the Commission with respect to the Trust pursuant to Section 15(d) of the Exchange Act, access to information regarding the Trust on the Trustee's internet website will be conditioned to the party attempting to gain such access electronically agreeing to keep confidential any such information that has not been filed with the Commission.

          The Trustee makes no representations or warranties as to the accuracy or completeness or any report, document or other information made available on its internet website and assumes no responsibility therefor. In addition, the Trustee may disclaim responsibility for any information distributed by the Trustee for which it is not the original source.

          In connection with providing access to the Trustee's internet website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance herewith. Questions regarding the Trustee's internet website can be directed to the Trustee's CMBS customer service desk at (301) 815-6600 or such other number as the Trustee may hereinafter specify.

          The Trustee shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the Trustee Report and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

          (b) By 12:00 p.m. New York City time on the second Business Day following each Determination Date, each Master Servicer shall, with respect to the Mortgage Loans as to which it is the applicable Master Servicer, deliver to the Trustee the CMSA Loan Periodic Update File, reflecting information as of the close of business on the last day of the Collection Period, in a mutually agreeable electronic format. Such CMSA Loan Periodic Update File and any written information supplemental thereto shall include such information with respect to the subject Mortgage Loans that is reasonably required by the Trustee for purposes of making the calculations and preparing the reports for which the Trustee is responsible pursuant to SECTION 4.01, this SECTION 4.02, SECTION 4.04 or any other section of this Agreement, as set forth in reasonable written specifications or guidelines issued by the Trustee from time to time. Such information may be delivered by each Master Servicer to the Trustee by telecopy or in such electronic or other form as may be reasonably acceptable to the Trustee and such Master Servicer.

          Notwithstanding the foregoing, because the Master Servicers will not receive the Servicing Files until the Closing Date and will not have sufficient time to review and analyze such Servicing Files before the initial Distribution Date, the parties agree that the CMSA Loan Periodic Update File required to be delivered by each Master Servicer in June 2002 will be based solely upon information generated from actual collections received by such Master Servicer and from information the Depositor delivers or causes to be delivered to such Master Servicer (including but not limited to information prepared by third party servicers of the subject Mortgage Loans with respect to the period prior to the Closing Date). Each Special Servicer shall from time to time (and, in any event, upon request) provide each Master Servicer with such information in its possession regarding the Specially Serviced Mortgage Loans and REO Properties as may be necessary for such Master Servicer to prepare each report and any supplemental information to be provided by such Master Servicer to the Trustee.

          Notwithstanding the foregoing, the failure of a Master Servicer or Special Servicer to disclose any information otherwise required to be disclosed pursuant to SECTION 4.02(a), this SECTION 4.02(b) or SECTION 4.02(c) shall not constitute a breach of SECTION 4.02(a), this SECTION 4.02(b) or SECTION 4.02(c) to the extent that such Master Servicer or Special Servicer, as the case may be, so fails because such disclosure, in the reasonable belief of such Master Servicer or Special Servicer, as the case may be, would violate any applicable law or any provision of a Mortgage Loan Document prohibiting disclosure of information with respect to the Mortgage Loans or the Mortgaged Properties, would constitute a waiver of the attorney-client privilege on behalf of the Trust or would otherwise materially harm the Trust Fund. A Master Servicer or Special Servicer may affix to any information provided by it any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

          (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare, or cause to be prepared, and mail to each Person who at any time during the calendar year was a Certificateholder (i) a statement containing the aggregate information set forth on page 2 of EXHIBIT E-1 hereto for such calendar year or applicable portion thereof during which such person was a Certificateholder and (ii) such other customary information as the Trustee deems necessary or desirable for Certificateholders to prepare their federal, state and local income tax returns, including the amount of original issue discount accrued on the Certificates, if applicable. The obligations of the Trustee in the immediately preceding sentence shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code. As soon as practicable following the request of any Certificateholder in writing, the Trustee shall furnish to such Certificateholder such information regarding the Mortgage Loans and the Mortgaged Properties as such Certificateholder may reasonably request and, as has been furnished to, or may otherwise be in the possession of, the Trustee. Each Master Servicer and Special Servicer shall promptly provide to the Depositor and the Trustee such information regarding the Mortgage Loans and the Mortgaged Properties as such party may reasonably request and that has been furnished to, or may otherwise be in the possession of, such Master Servicer or Special Servicer, as the case may be.

          SECTION 4.03.  P&I Advances.

          (a) On or before 1:00 p.m., New York City time, on each P&I Advance Date, each Master Servicer shall, subject to SECTION 4.03(c), either (i) remit from its own funds to the Trustee for deposit into the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made by such Master Servicer in respect of the related Distribution Date, (ii) apply amounts held in such Master Servicer's Collection Account for future distribution to Certificateholders in subsequent months in discharge of any such obligation to make such P&I Advances, or (iii) make such P&I Advances in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by such Master Servicer. Any amounts held in either Master Servicer's Collection Account for future distribution and so used to make P&I Advances shall be appropriately reflected in such Master Servicer's records and replaced by such Master Servicer by deposit in its Collection Account prior to the next succeeding Master Servicer Remittance Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and interest in respect of which such P&I Advances were made). If, as of 3:30 p.m., New York City time, on any P&I Advance Date, either Master Servicer shall not have made any P&I Advance required to be made by it on such date pursuant to this SECTION 4.03(a) (and shall not have delivered to the Trustee the Officer's Certificate and other documentation related to a determination of nonrecoverability of a P&I Advance pursuant to SECTION 4.03(c)) or shall not have remitted any portion of the Master Servicer Remittance Amount required to be remitted by such Master Servicer on such date, then the Trustee shall provide notice of such failure to such Master Servicer by facsimile transmission as soon as possible, but in any event before 4:30 p.m., New York City time, on such P&I Advance Date. If after such notice the Trustee does not receive the full amount of such P&I Advances by 6:00 p.m., New York City time, on such P&I Advance Date, then the Trustee (or any Fiscal Agent on its behalf) shall (not later than 12:00 noon, New York City time, on the related Distribution Date) make the portion of such P&I Advances that was required to be, but was not, made or remitted, as the case may be, by such Master Servicer with respect to the related Distribution Date.

          (b) The aggregate amount of P&I Advances to be made by each Master Servicer in respect of any Distribution Date, subject to SECTION 4.03(c) below, shall equal the aggregate of all Monthly Payments (other than Balloon Payments) and any Assumed Monthly Payments, in each case net of any related Master Servicing Fees, due or deemed due, as the case may be, in respect of the Mortgage Loans (including Balloon Mortgage Loans delinquent as to their respective Balloon Payments) as to which such Master Servicer is the applicable Master Servicer and any successor REO Loans on their respective Due Dates during the related Collection Period, in each case to the extent such

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amount was not paid by or on behalf of the related Borrower or otherwise collected by or on behalf of the Trust as of the close of business on the related Determination Date; PROVIDED that, if an Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, then the interest portion of any P&I Advance required to be made in respect of such Required Appraisal Loan for the related Distribution Date shall be reduced (it being herein acknowledged that there shall be no reduction in the principal portion of such P&I Advance) to equal the product of (i) the amount of the interest portion of such P&I Advance that would otherwise be required to be made in respect of such Required Appraisal Loan for such Distribution Date without regard to this proviso, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which shall equal the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date, net of the related Appraisal Reduction Amount, and the denominator of which shall equal the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date.

          (c) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. The determination by a Master Servicer (or, if applicable, the Trustee or any Fiscal Agent) that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be made by such Person in its reasonable judgment and shall be evidenced by an Officer's Certificate delivered to the Depositor, to the applicable Special Servicer, to the Controlling Class Representative and, if made by a Master Servicer, to the Trustee (on or before the related P&I Advance Date in the case of a proposed P&I Advance), setting forth the basis for such determination, accompanied by a copy of an Appraisal of the related Mortgaged Property or REO Property performed within the 12 months preceding such determination by a Qualified Appraiser, and further accompanied by any other information, including engineers' reports, environmental surveys or similar reports, that the Person making such determination may have obtained and that support such determination. The Trustee and any Fiscal Agent shall be entitled to conclusively rely on any nonrecoverability determination made by a Master Servicer with respect to a particular P&I Advance. Each Special Servicer shall promptly furnish any party required to make P&I Advances hereunder with any information in its possession regarding the Specially Serviced Mortgage Loans and REO Properties as such party required to make P&I Advances may reasonably request.

          (d) The Master Servicers, the Trustee and any Fiscal Agent shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each P&I Advance made thereby (with its own funds), for so long as such P&I Advance is outstanding (or, if such P&I Advance was made prior to the end of any grace period applicable to the subject delinquent Monthly Payment, for so long as such P&I Advance is outstanding following the end of such grace period). Such interest with respect to any P&I Advance shall be payable: (i) FIRST, in accordance with SECTIONS 3.05 and 3.26, out of any Default Charges subsequently collected on the particular Mortgage Loan or REO Loan as to which such P&I Advance relates; and (ii) THEN, after such P&I Advance is reimbursed, but only if and to the extent that such Default Charges are insufficient to cover such Advance Interest, out of general collections on the Mortgage Loans and REO Properties on deposit in the applicable Master Servicer's Collection Account. The applicable Master Servicer shall reimburse itself, the Trustee or any Fiscal Agent, as applicable, for any outstanding P&I Advance made thereby with respect to any Mortgage Loan or REO Loan as soon as practicable after funds available for such purpose are deposited in such Master Servicer's Collection Account, and in no event shall interest accrue in accordance with this SECTION 4.03(d) on any P&I Advance as to which the corresponding Late Collection was received by or on behalf of the Trust as of the related P&I Advance Date. A Master

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Servicer shall not be entitled to Advance Interest on any particular P&I Advance made thereby to the extent a payment is received but is being held by or on behalf of such Master Servicer in suspense.

          SECTION 4.04. Allocation of Realized Losses and Additional Trust Fund Expenses.

          (a) On each Distribution Date, following the distributions to Certificateholders to be made on such date pursuant to SECTIONS 4.01, the Trustee shall determine the amount, if any, by which (i) the then aggregate of the Class Principal Balances of all the Classes of Principal Balance Certificates, exceeds (ii) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date. If such excess does exist, then the respective Class Principal Balances of the Principal Balance Certificates will be reduced sequentially, in the following order, until such excess is reduced to zero: FIRST, the Class Principal Balance of the Class O Certificates, until such Class Principal Balance is reduced to zero; SECOND, the Class Principal Balance of the Class N Certificates, until such Class Principal Balance is reduced to zero; THIRD, the Class Principal Balance of the Class M Certificates, until such Class Principal Balance is reduced to zero; FOURTH, the Class Principal Balance of the Class L Certificates, until such Class Principal Balance is reduced to zero; FIFTH, the Class Principal Balance of the Class K Certificates, until such Class Principal Balance is reduced to zero; SIXTH, the Class Principal Balance of the Class J Certificates, until such Class Principal Balance is reduced to zero; SEVENTH, the Class Principal Balance of the Class H Certificates, until such Class Principal Balance is reduced to zero; EIGHTH, the Class Principal Balance of the Class G Certificates, until such Class Principal Balance is reduced to zero; NINTH, the Class Principal Balance of the Class F Certificates, until such Class Principal Balance is reduced to zero; TENTH, the Class Principal Balance of the Class E Certificates, until such Class Principal Balance is reduced to zero; ELEVENTH, the Class Principal Balance of the Class D Certificates, until such Class Principal Balance is reduced to zero; TWELFTH, the respective Class Principal Balances of the Class C-1 Certificates and Class C-2 Certificates (on a PRO RATA basis in accordance with the relative sizes of such Class Principal Balances then outstanding), until such Class Principal Balances are reduced to zero; THIRTEENTH, the Class Principal Balance of the Class B Certificates, until such Class Principal Balance is reduced to zero; and FOURTEENTH, the respective Class Principal Balances of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates (on a PRO RATA basis in accordance with the relative sizes of such Class Principal Balances), until such Class Principal Balances are reduced to zero. All such reductions in the Class Principal Balances of the respective Classes of the Principal Balance Certificates shall constitute allocations of Realized Losses and Additional Trust Fund Expenses.

          (b) On each Distribution Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall be deemed to have been reduced in the same amount as any reduction in the Class Principal Balance of the Corresponding Class of Principal Balance Certificates for such REMIC II Regular Interest that occurred on such Distribution Date pursuant to SECTION 4.04(a); PROVIDED that any reduction in the Class Principal Balance of the Class A-3 Certificates shall be deemed to have first been applied in reduction of the Uncertificated Principal Balance of REMIC II Regular Interest A-3-1 and, once such Uncertificated Principal Balance is reduced to zero, then in reduction of the Uncertificated Principal Balance of REMIC II Regular Interest A-3-2. All such reductions in the Uncertificated Principal Balances of the respective REMIC II Regular Interests shall be deemed to constitute allocations of Realized Losses and Additional Trust Fund Expenses.

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          (c)     On each Distribution Date, following the deemed distributions to be made in respect of the REMIC I Regular Interests pursuant to SECTION 4.01(l), the Uncertificated Principal Balance of each Group PB REMIC I Regular Interest (after taking account of such deemed distributions) shall be reduced to the extent necessary to equal the Stated Principal Balance of the related Mortgage Loan or REO Loan, as the case may be (or, if applicable in cases involving the substitution of multiple Replacement Mortgage Loans, the aggregate Stated Principal Balance of each and every related Mortgage Loan and/or REO Loan, as the case may be), that will be outstanding immediately following such Distribution Date. All such reductions in the Uncertificated Principal Balances of the respective Group PB REMIC I Regular Interests shall be deemed to constitute allocations of Realized Losses and Additional Trust Fund Expenses.

          (d) On each Distribution Date, following the deemed distributions to be made in respect of the Loan REMIC Regular Interest pursuant to SECTION 4.01(m), the Uncertificated Principal Balance of the Loan REMIC Regular Interest (after taking account of such deemed distributions) shall be reduced to the extent necessary (if at all) to equal the Stated Principal Balance of the 80 West End Avenue Mortgage Loan, any Replacement Mortgage Loan(s) substituted for the 80 West End Avenue Mortgage Loan and/or any successor REO Loan(s) with respect to the foregoing. All such reductions in the Uncertificated Principal Balance of the Loan REMIC Regular Interest shall be deemed to constitute allocations of Realized Losses and Additional Trust Fund Expenses.

          SECTION 4.05.  Calculations.

          Provided that the Trustee receives the necessary information from the Master Servicers and/or the Special Servicers, the Trustee shall be responsible for performing all calculations necessary in connection with the actual and deemed distributions to be made pursuant to SECTION 4.01, the preparation of the Trustee Reports pursuant to SECTION 4.02(a) and the actual and deemed allocations of Realized Losses and Additional Trust Fund Expenses to be made pursuant to SECTION 4.04. The Trustee shall calculate the Standard Available Distribution Amount for each Distribution Date and shall allocate such amount among Certificateholders in accordance with this Agreement. Absent actual knowledge of an error therein, the Trustee shall have no obligation to recompute, recalculate or otherwise verify any information provided to it by a Master Servicer. The calculations by the Trustee contemplated by this SECTION
4.05 shall, in the absence of manifest error, be presumptively deemed to be correct for all purposes hereunder.

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                                    ARTICLE V

                                THE CERTIFICATES

          SECTION 5.01.  The Certificates.

          (a) The Certificates shall consist of twenty-two (22) Classes with the following respective alphabetic or alphanumeric Class designations: "A-X", "A-Y", "A-SP", "A-1", "A-2", "A-3", "B", "C-1", "C-2", "D", "E", "F", "G", "H",
"J", "K", "L", "M", "N", "O", "R" and "V", respectively. Any reference in any other section or subsection of this Agreement to any Certificate or Certificates preceded by a Class designation shall be to a Certificate or Certificates of the Class so designated in this SECTION 5.01(a).

          (b) The Certificates will be substantially in the respective forms attached hereto as EXHIBITS A-1 through A-5; PROVIDED, HOWEVEr, that any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Certificates will be issuable in registered form only; PROVIDED, HOWEVER, that in accordance with
SECTION 5.03 beneficial ownership interests in the Class A-X, Class A-SP, Class A-1, Class A-2, Class A-3, Class B, Class C-1, Class C-2, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates initially shall (and, at the option of the Depositor, following the Closing Date, all or a portion of any other Class of Certificates may) be held and transferred through the book-entry facilities of the Depositary. The REMIC III Regular Interest Certificates will be issuable only in denominations corresponding to initial Certificate Principal Balances (or, in the case of the Interest Only Certificates, initial Certificate Notional Amounts) as of the Closing Date of not less than $10,000 and any whole dollar denomination in excess thereof. The Class R and Class V Certificates will be issuable only in denominations representing Percentage Interests in the related Class of not less than 10.0%.

          (c) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized signatory of the Trustee shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

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          SECTION 5.02.  Registration of Transfer and Exchange of Certificates.

          (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar (located as of the Closing Date at Wells Fargo Center, Sixth and Marquette, MAC# N9303-121, Minneapolis, Minnesota 55479-0113) may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Trustee may appoint, by a written instrument delivered to the other parties hereto, any other bank or trust company to act as Certificate Registrar under such conditions as the Trustee may prescribe, PROVIDED that the Trustee shall not be relieved of any of its duties or responsibilities hereunder as Certificate Registrar by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Depositor, the Master Servicers and the Special Servicers shall each have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

          If three or more Certificateholders make a written request to the Trustee, and such request states that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication that such requesting Certificateholders propose to transmit, then the Trustee shall, within 30 days after the receipt of such request, afford (or cause any other Certificate Registrar to afford) the requesting Certificateholders access during normal business hours to, or deliver to the requesting Certificateholders a copy of, the most recent list of Certificateholders held by the Certificate Registrar (which list shall be current as of a date no earlier than 30 days prior to the Trustee's receipt of such request). Every Certificateholder, by receiving such access, acknowledges that neither the Certificate Registrar nor the Trustee will be held accountable in any way by reason of the disclosure of any information as to the names and addresses of any Certificateholder regardless of the source from which such information was derived.

          (b) No transfer, sale, pledge or other disposition of any Non-Registered Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.

          If a transfer of any Non-Registered Certificate (other than a Book-Entry Non-Registered Certificate) is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of such Non-Registered Certificate by the Depositor or an Affiliate of the Depositor or, in the case of a Global Certificate, any transfer of such Certificate to a successor Depository or, in the case of a Definitive Certificate issued with respect to a Global Certificate, any transfer of such Certificate to the applicable Certificate Owner in accordance with
SECTION 5.03(c)), then the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as EXHIBIT F-1A; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as EXHIBIT F-1B and a certificate from such Certificateholder's prospective Transferee substantially in the form attached hereto either as EXHIBIT F-2A or as EXHIBIT F-2B; or (iii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, either Master Servicer, either Special Servicer, the Trustee, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based.

          Each Global Certificate shall be deposited with the Trustee as custodian for the Depository and registered in the name of Cede & Co. as nominee of the Depository.

          If a transfer of an interest in any Rule 144A Global Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of an interest in such Rule 144A Global Certificate by the Depositor or an Affiliate of the Depositor), then (except as provided in the next succeeding paragraph or in the penultimate paragraph of this SECTION 5.02(b)) the Certificate Owner desiring to effect such transfer shall require from its prospective Transferee: (i) a certificate substantially in the form attached as EXHIBIT F-2C hereto; or (ii) an Opinion of Counsel to the effect that the prospective Transferee is a Qualified Institutional Buyer and such transfer may be made without registration under the Securities Act. Except as provided in the next succeeding paragraph or in the penultimate paragraph of this SECTION 5.02(b), any interest in a Rule 144A Global Certificate shall not be transferred to any Person other than a Qualified Institutional Buyer that takes delivery in the form of an interest in such Rule 144A Global Certificate. If any Transferee of an interest in a Rule 144A Global Certificate does not, in connection with the subject transfer, deliver to the Transferor the Opinion of Counsel or the certification described in the second preceding sentence, then such Transferee shall be deemed to have represented and warranted that all the certifications set forth in EXHIBIT F-2C hereto are, with respect to the subject transfer, true and correct.

          Notwithstanding the preceding paragraph, any interest in the Rule 144A Global Certificate with respect to the Class A-X, Class A-SP, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N or Class O Certificates may be transferred (without delivery of any certificate or Opinion of Counsel described in CLAUSES (i) and (ii) of the first sentence of the preceding paragraph) to any Person who takes delivery in the form of a beneficial interest in the Regulation S Global Certificate for the same Class as such Rule 144A Global Certificate upon delivery to the Certificate Registrar and the Trustee of (i) a certificate from the Certificate Owner desiring to effect such transfer substantially in the form attached hereto as EXHIBIT F-1D and a certificate from such Certificate Owner's prospective Transferee substantially in the form attached hereto as EXHIBIT F-2D and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in such Rule 144A Global Certificate, and credit the account of a Depository Participant by a denomination of interests in such Regulation S Global Certificate, that is equal to the denomination of beneficial interests in the Class A-X, Class A-SP, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N or Class O Certificates to be transferred. Upon delivery to the Trustee of such certifications and such orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the Rule 144A Global Certificate with respect to the Class A-X, Class A-SP, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N or Class O Certificates, and increase the denomination of the

                                      -205-
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Regulation S Global Certificate for such Class, by the denomination of the beneficial interest in such Class specified in such orders and instructions.

          Except as provided in the next succeeding paragraph or in the penultimate paragraph of this SECTION 5.02(b), beneficial interests in any Regulation S Global Certificate shall not be transferred to any Person other than a non-United States Securities Person that takes delivery in the form of a beneficial interest in such Regulation S Global Certificate, and the Certificate Owner desiring to effect such transfer shall be required to obtain from such prospective Transferee a certification substantially in the form attached hereto as EXHIBIT F-2D. On or prior to the Release Date, beneficial interests in any Regulation S Global Certificate may be held only through Euroclear or Clearstream.

          Notwithstanding the preceding paragraph, any interest in the Regulation S Global Certificate with respect to the Class A-X, Class A-SP, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N or Class O Certificates may be transferred (without delivery of any certificate described in the first sentence of the preceding paragraph) to any Person who takes delivery in the form of a beneficial interest in the Rule 144A Global Certificate for the same Class as such Regulation S Global Certificate upon delivery to the Certificate Registrar and the Trustee of (i) a certificate from the Certificate Owner desiring to effect such transfer substantially in the form attached hereto as EXHIBIT F-1C and a certificate from such Certificate Owner's prospective Transferee substantially in the form attached hereto as EXHIBIT F-2C and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in such Regulation S Global Certificate, and credit the account of a Depository Participant by a denomination of interests in such Rule 144A Global Certificate, that is equal to the denomination of beneficial interests in the Class A-X, Class A-SP, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N or Class O Certificates to be transferred. Upon delivery to the Trustee of such certifications and such orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the Regulation S Global Certificate with respect to the Class A-X, Class A-SP, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N or Class O Certificates, and increase the denomination of the Rule 144A Global Certificate for such Class, by the denomination of the beneficial interest in such Class specified in such orders and instructions.

          Notwithstanding the foregoing, any interest in a Global Certificate with respect to the Class A-X, Class A-Y, Class A-SP, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N or Class O Certificates may be transferred by any Certificate Owner holding such interest to any Institutional Accredited Investor (other than a Qualified Institutional Buyer) that takes delivery in the form of a Definitive Certificate of the same Class as such Global Certificate upon delivery to the Certificate Registrar and the Trustee of (i) such certifications and/or opinions as are contemplated by the second paragraph of this SECTION 5.02(b) and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by the denomination of the transferred interests in such Global Certificate. Upon delivery to the Certificate Registrar of the certifications and/or opinions contemplated by the second paragraph of this
SECTION 5.02(b), the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the subject Global Certificate, and cause a Definitive Certificate of the same Class as such Global Certificate, and in a

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denomination equal to the reduction in the denomination of such Global
Certificate, to be executed, authenticated and delivered in accordance with this Agreement to the applicable Transferee.

          None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer, sale, pledge or other disposition of any Non-Registered Certificate or interest therein shall, and does hereby agree to, indemnify the Depositor, CSFB Corporation, the Trustee, any Fiscal Agent, the Master Servicers, the Special Servicers and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

          (c) No transfer of any Certificate or interest therein shall be made to a Plan or to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of such Certificate or interest therein by the prospective Transferee would result in a violation of
Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code.

          Except in connection with the initial issuance of the Certificates or any transfer of a Non-Registered Certificate by the Depositor or an Affiliate of the Depositor or, in the case of a Global Certificate, any transfer of such Certificate to a successor Depositary or, in the case of a Definitive Certificate issued with respect to a Global Certificate, any transfer of such Certificate to the applicable Certificate Owner in accordance with SECTION 5.03(c), the Certificate Registrar shall refuse to register the transfer of a Non-Registered Certificate unless it has received from the prospective Transferee one of the following: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and continued holding of such Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of
Section 406 and 407 of ERISA and Section 4975 of the Code by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) in the case of a Non-Registered Certificate (other than a Class A-Y, Class R or Class V Certificate) that is rated investment grade by at least one of the Rating Agencies and is being acquired by or on behalf of a Plan in reliance on PTE 89-90, a certification to the effect that such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, any Exemption-Favored Party, the Depositor, any Mortgage Loan Seller, either Master Servicer, either Special Servicer, any Sub-Servicer or any Borrower with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal of all the Mortgage Loans determined as of the Closing Date, or by any Affiliate of such Person, and (Z) agrees that it will obtain from each of its Transferees a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding CLAUSES (iii)(X) and (iii)(Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding CLAUSES (iii)(X) and (iii)(Y); or (iv) a certification of facts and an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee, the Certificate Registrar or the Trust) which otherwise establish to the

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reasonable satisfaction of the Trustee that such transfer will not result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. It is hereby acknowledged that the form of certification attached hereto as EXHIBIT G-1 is acceptable for purposes of the preceding sentence.

          Except in connection with the initial issuance of the Certificates or any transfer of an interest in a Book-Entry Non-Registered Certificate by the Depositor or an Affiliate of the Depositor, the Certificate Owner desiring to effect a transfer of an interest in a Book-Entry Non-Registered Certificate shall obtain from its prospective Transferee one of the following: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing such interest in such Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or
(ii) a certification to the effect that the purchase and continued holding of an interest in such Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of Sections 406 and 407 of ERISA and Section 4975 of the Code by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) if such Certificate is not a Class A-Y, Class R or Class V Certificate, if such Certificate is rated investment grade by at least one of the Rating Agencies and if the interest in such Certificate is being acquired by or on behalf of a Plan in reliance on PTE 89-90, a certification to the effect that such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Depositor, any Mortgage Loan Seller, either Master Servicer, either Special Servicer, any Sub-Servicer or any Borrower with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal of all the Mortgage Loans determined as of the Closing Date, or by any Affiliate of such Person, and (Z) agrees that it will obtain from each of its Transferees a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding CLAUSES (ii)(X) and (ii)(Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding CLAUSES (ii)(X) and (ii)(Y); or (iv) a certification of facts and an Opinion of Counsel to the effect that such transfer will not result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. It is hereby acknowledged that the form of certification attached hereto as EXHIBIT G-2 is acceptable for purposes of the preceding sentence.

          Each Transferee of any Registered Certificate or interest therein or of an interest in any Book-Entry Non-Registered Certificate shall be deemed to have represented and warranted that either: (i) such Transferee is not a Plan and is not directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and continued holding of such Certificate or interest therein by such Transferee is exempt from the prohibited transaction provisions of Section 406 and 407 of ERISA and Section 4975 of the Code.

          (d)     (i)    Each Person who has or acquires any Ownership Interest
     in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee under CLAUSE
     (d)(ii) below to deliver payments to a Person other than such Person and, further, to negotiate the terms of any mandatory disposition and to execute all instruments of Transfer and do all other things necessary in connection with any such disposition. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt, of an affidavit and agreement substantially in the form attached hereto as EXHIBIT H-1 (a "TRANSFER AFFIDAVIT AND AGREEMENT"), from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this SECTION 5.02(d) and agrees to be bound by them.

          (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under CLAUSE (B) above, if a Responsible Officer of either the Trustee or the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (1) to require a Transfer Affidavit and Agreement in the form attached hereto as EXHIBIT H-1 from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Class R Certificate and (2) not to transfer its Ownership Interest in such Class R Certificate unless it provides to the Certificate Registrar and the Trustee a certificate substantially in the form attached hereto as EXHIBIT H-2 stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee.

          (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing such Ownership Interest, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder".

          (ii) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the provisions of this SECTION 5.02(d), then the last preceding Holder of such Class R Certificate that was in compliance with the provisions of this SECTION 5.02(d) shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. None of the Depositor, the Trustee or the Certificate Registrar shall be under any liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this SECTION 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

          If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this SECTION 5.02(d), then, to the extent that retroactive restoration of the rights of the preceding Holder of such Class R Certificate as described in the preceding paragraph of this CLAUSE
(d)(ii) shall be invalid, illegal or unenforceable, the Trustee shall have the right, but not the obligation, to cause the transfer of such Class R Certificate to a Permitted Transferee selected by the Trustee on such terms as the Trustee may choose, and the Trustee shall not be liable to any Person having an Ownership Interest in such Class R Certificate or any other Person as a result of its exercise of such discretion. Such purported Transferee shall promptly endorse and deliver such Class R Certificate in accordance with the instructions of the Trustee. Such Permitted Transferee may be the Trustee itself or any Affiliate of the Trustee.

          (iii) The Trustee shall make available to the IRS and to those Persons specified by the REMIC Provisions all information furnished to it by the other parties hereto necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulation sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" for the Loan REMIC Residual Interest, the REMIC I Residual Interest, the REMIC II Residual Interest and the REMIC III Residual Interest and
(B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person which is a Disqualified Organization, and each of the other parties hereto shall furnish to the Trustee all information in its possession necessary for the Trustee to discharge such obligation. The Person holding such Ownership Interest shall be responsible for the reasonable compensation of the Trustee for providing such information.

          (iv) The provisions of this SECTION 5.02(d) set forth prior to this CLAUSE (iv) may be modified, added to or eliminated, PROVIDED that there shall have been delivered to the Trustee the following:

          (A) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not result in an Adverse Rating Event with respect to any Class of Rated Certificates; and

          (B) an Opinion of Counsel, in form and substance satisfactory to the Trustee, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trustee or the Trust), to the effect that doing so will not (1) cause any REMIC Pool to cease to qualify as a REMIC or be subject to an entity-

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                  level tax caused by the Transfer of any Class R Certificate to a Person which is not a Permitted Transferee or (2) cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

          (e) If a Person is acquiring any Non-Registered Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Trustee to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the applicable foregoing acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as set forth in SUBSECTIONS (b), (c) and/or (d), as appropriate, of this SECTION 5.02.

          (f) Subject to the preceding provisions of this SECTION 5.02, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of authorized denominations of the same Class evidencing a like aggregate Percentage Interest.

          (g) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class evidencing a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

          (h) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (i) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (j) All Certificates surrendered for transfer and exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall dispose of such canceled Certificates in accordance with its standard procedures.

          (k) The Certificate Registrar or the Trustee shall provide to each of the other parties hereto, upon reasonable written request and at the expense of the requesting party, an updated copy of the Certificate Register.

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          SECTION 5.03.  Book-Entry Certificates.

          (a) The Class A-X, Class A-SP, Class A-1, Class A-2, Class A-3, Class B, Class C-1, Class C-2, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates shall, in the case of each Class thereof, initially be issued (and, at the option of the Depositor, subsequent to the Closing Date, all or any portion of any other Class of Certificates may be issued) as one or more Certificates registered in the name of the Depositary or its nominee and, except as provided in SECTION 5.02(b) or SECTION 5.03(c), transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Depositary that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and, subject to
SECTION 5.02, transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depositary; and, except as provided in SECTION 5.02(b) or SECTION 5.03(c) below, such Certificate Owners shall not be entitled to fully registered, physical Certificates ("DEFINITIVE CERTIFICATES") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depositary Participant or indirect participating brokerage firm representing each such Certificate Owner. Each Depositary Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of indirect participating brokerage firms for which it acts as agent in accordance with the Depositary's normal procedures.

          (b) Except as expressly provided to the contrary herein, the Depositor, each Master Servicer, each Special Servicer, the Trustee, any Fiscal Agent and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depositary as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. Except as expressly provided to the contrary herein, the rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depositary Participants and indirect participating brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depositary as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depositary of such record date.

          (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Depositary is no longer willing or able to discharge properly its responsibilities with respect to any Class of Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depositary with respect to all or any portion of any Class of Book-Entry Certificates, the Certificate Registrar shall notify all affected Certificate Owners, through the Depositary, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of any Class of Book-Entry Certificates (or any portion of any Class thereof) by the Depositary, accompanied by registration instructions from the Depositary for registration of transfer, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver, the Definitive Certificates in respect of such Class (or portion thereof) to the Certificate Owners identified in such instructions. None of the

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Depositor, either Master Servicer, either Special Servicer, the Trustee or the
Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any Book-Entry Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

          SECTION 5.04.  Mutilated, Destroyed, Lost or Stolen Certificates.

          If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be reasonably required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a BONA FIDE purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.05.  Persons Deemed Owners.

          Prior to due presentment for registration of transfer, the Depositor, each Master Servicer, each Special Servicer, the Trustee, any Fiscal Agent, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to SECTION 4.01 and for all other purposes whatsoever, and none of the Depositor, either Master Servicer, either Special Servicer, the Trustee, any Fiscal Agent, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

          SECTION 5.06. Certification by Certificateholders and Certificate Owners.

          (a) Each Certificate Owner is hereby deemed by virtue of its acquisition of an Ownership Interest in the Book-Entry Certificates to agree to comply with the transfer requirements of SECTION 5.02.

          (b) To the extent that under the terms of this Agreement, it is necessary to determine whether any Person is a Certificateholder or a Certificate Owner, the Trustee shall make such determination based on a certificate of such Person, which certificate shall be substantially in the form of paragraph 1 of EXHIBIT K-1 hereto (or such other form as shall be reasonably acceptable to the Trustee) and shall specify the Class and Certificate Principal Balance or Certificate Notional Amount, as the case may be, of the Book-Entry Certificate beneficially owned; PROVIDED, HOWEVER, that the Trustee shall not knowingly recognize such Person as a Certificate Owner if such Person, to the knowledge of a Responsible Officer of the Trustee, acquired its Ownership Interest in a Book-Entry Certificate in

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violation of SECTION 5.02, or if such Person's certification that it is a
Certificate Owner is in direct conflict with information obtained by the Trustee from the Depositary, Depositary Participants and/or indirect participating brokerage firms for which Depositary Participants act as agents, with respect to the identity of a Certificate Owner. The Trustee shall exercise its reasonable discretion in making any determination under this SECTION 5.06(b) and shall afford any Person providing information with respect to its beneficial ownership of any Book-Entry Certificate an opportunity to resolve any discrepancies between the information provided and any other information available to the Trustee.

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                                   ARTICLE VI

                     THE DEPOSITOR, THE MASTER SERVICERS AND
                              THE SPECIAL SERVICERS

          SECTION 6.01. Liability of the Depositor, the Master Servicers and the Special Servicers.

          The Depositor, the Master Servicers and the Special Servicers shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor, each Master Servicer and each Special Servicer.

          SECTION 6.02. Merger, Consolidation or Conversion of the Depositor, a Master Servicer or a Special Servicer.

          (a) Subject to SECTION 6.02(b), the Depositor, the Master Servicers and the Special Servicers shall each keep in full effect its existence, rights and franchises as a corporation, bank, trust company, partnership, limited liability company, association or other legal entity under the laws of the jurisdiction wherein it was organized, and each shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          (b) Each of the Depositor, the Master Servicers and the Special Servicers may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, a Master Servicer or a Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, a Master Servicer, a Special Servicer, shall be the successor of the Depositor, such Master Servicer or such Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that no successor or surviving Person shall succeed to the rights of any Master Servicer or Special Servicer unless (i) such succession will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by each Rating Agency) and (ii) such successor or surviving Person makes the applicable representations and warranties set forth in SECTION 2.05 (in the case of a successor or surviving Person to the General Master Servicer), SECTION
2.06 (in the case of a successor or surviving Person to the General Special Servicer), SECTION 2.07 (in the case of a successor or surviving Person to the Co-op Master Servicer) or SECTION 2.08 (in the case of a successor or surviving Person to the Co-op Special Servicer), as applicable.

          SECTION 6.03. Limitation on Liability of the Depositor, the Master Servicers and the Special Servicers.

          Neither the Depositor nor any Master Servicer or Special Servicer shall be under any liability to the Trust, the Trustee or the Certificateholders for any action taken or not taken in good faith pursuant to this Agreement or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Depositor, a Master Servicer or a Special Servicer against any liability to the Trust, the Trustee or the Certificateholders for the breach of a representation or warranty made by such party

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herein, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of, or negligent disregard of, such party's obligations or duties hereunder. The Depositor, each Master Servicer, each Special Servicer and any director, member, manager, officer, employee or agent of any such party may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, each Master Servicer, each Special Servicer and any director, member, manager, officer, employee or agent of any such party, shall be indemnified and held harmless by the Trust out of the relevant Collection Account, as provided in SECTION 3.05(a), or the Distribution Account, as provided in SECTION 3.05(b), against any loss, liability, cost or expense (including reasonable legal fees and expenses) incurred in connection with any legal action or claim relating to this Agreement or the Certificates, other than any loss, liability, cost or expense: (i) specifically required to be borne thereby pursuant to the terms hereof; (ii) that constitutes (or, but for the failure of the subject expense to be customary, reasonable or necessary, would constitute) a Servicing Advance that is otherwise reimbursable under this Agreement; or (iii) incurred in connection with any legal action or claim against such party resulting from any breach of a representation or warranty made herein, any misfeasance, bad faith or negligence in the performance of, or negligent disregard of, obligations or duties hereunder or any willful or negligent violation of applicable law. Neither the Depositor nor any Master Servicer or Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, except in the case of a legal action the costs of which such party is specifically required hereunder to bear, in its opinion does not involve it in any ultimate expense or liability for which it would not be reimbursed hereunder; PROVIDED, HOWEVER, that the Depositor, a Master Servicer or a Special Servicer may in its discretion undertake any such action which it may reasonably deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Trust, and the Depositor, such Master Servicer or such Special Servicer, as the case may be, shall be entitled to be reimbursed therefor from the relevant Collection Account, as provided in SECTION 3.05(a), or the Distribution Account, as provided in SECTION 3.05(b).

          In addition, no Master Servicer or Special Servicer shall have any liability with respect to, and each Master Servicer and Special Servicer shall be entitled to rely as to the truth of the statements made and the correctness of the opinions expressed therein on, any certificates or opinions furnished to such Master Servicer or Special Servicer, as the case may be, and conforming to the requirements of this Agreement. Each of the Master Servicers and Special Servicers may rely in good faith on information provided to it by the other parties hereto (unless the provider and the recipient of such information are the same Person or Affiliates) and by the Borrowers, and will have no duty to investigate or verify the accuracy thereof.

          SECTION 6.04.  Resignation of Master Servicers and Special Servicers.

          (a) Each of the Master Servicers and Special Servicers may resign from the obligations and duties hereby imposed on it, upon a determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it (the other activities of such Master Servicer or Special Servicer, as the case may be, so causing such a conflict being of a type and nature carried on by such Master Servicer or

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Special Servicer, as the case may be, at the date of this Agreement). Any such determination requiring the resignation of a Master Servicer or Special Servicer shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Trustee and the Controlling Class Representative. Unless applicable law requires a Master Servicer's or Special Servicer's (as the case may be) resignation to be effective immediately, and the Opinion of Counsel delivered pursuant to the prior sentence so states, no such resignation shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party in accordance with
SECTION 3.25 or SECTION 7.02 hereof; PROVIDED that, if no successor to such Master Servicer or Special Servicer, as applicable, shall have been so appointed and have accepted appointment within 90 days after such Master Servicer or Special Servicer, as the case may be, has given notice of such resignation, the resigning Master Servicer or Special Servicer, as applicable, may petition any court of competent jurisdiction for the appointment of a successor thereto; and PROVIDED, FURTHER, that such Master Servicer or Special Servicer, as the case may be, shall, at least 10 days prior to resigning and assigning or transferring any of its rights, benefits or privileges hereunder, inform the Controlling Class Representative in writing of its intent to resign and disclose to the Controlling Class Representative the name of such assignee or transferee and the date of the proposed resignation and transfer of servicing.

          (b) In addition, each Master Servicer and Special Servicer shall each have the right to resign at any other time, PROVIDED that (i) a willing successor thereto (including any such successor proposed by the resigning party) reasonably acceptable to the Depositor, the Controlling Class Representative and the Trustee has been found, (ii) each of the Rating Agencies confirms to the Trustee in writing that the successor's appointment will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, (iii) the resigning party pays all costs and expenses in connection with such transfer, and (iv) the successor accepts appointment prior to the effectiveness of such resignation.

          (c) No Master Servicer or Special Servicer shall be permitted to resign except as contemplated in SUBSECTIONS (a) and (b) of this SECTION 6.04. Consistent with the foregoing, no Master Servicer or Special Servicer shall (except in connection with any resignation thereby permitted above in this SECTION 6.04 or as otherwise expressly provided herein, including the provisions of SECTION 3.22 and/or SECTION 6.02) assign or transfer any of its rights, benefits or privileges hereunder to any other Person or delegate to, subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by it hereunder. If, pursuant to any provision hereof, the duties of a Master Servicer or Special Servicer are transferred to a successor thereto, the entire amount of compensation payable to such Master Servicer or Special Servicer, as the case may be, that accrues pursuant hereto from and after the date of such transfer shall be payable to such successor, except to the extent provided in SECTION 3.11(c).

          SECTION 6.05. Rights of the Depositor and the Trustee in Respect of the Master Servicers and the Special Servicers.

          Each of the Master Servicers and Special Servicers shall afford the Depositor, the Trustee, the Controlling Class Representative and each Rating Agency, upon reasonable notice, during normal business hours access to all records maintained by it in respect of its rights and obligations hereunder and access to such of its officers as are responsible for such obligations. Upon reasonable request, each of the Master Servicers and Special Servicers shall furnish the Depositor and the Trustee with its most recent publicly available annual audited financial statements (or, if not available, the most recent publicly available audited annual financial statements of its corporate parent) and such other

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information as is publicly available regarding its business, affairs, property and condition, financial or otherwise; PROVIDED that neither the Depositor nor the Trustee may disclose the contents of such financial statements or other information to non-affiliated third parties (other than accountants, attorneys, financial advisors and other representatives retained to help it evaluate such financial statements or other information), unless it is required to do so under applicable securities laws or is otherwise compelled to do so as a matter of law. Each Master Servicer and Special Servicer may affix to any such information described in this SECTION 6.05 provided by it any disclaimer it deems appropriate in its reasonable discretion. The Depositor may, but is not obligated to, enforce the obligations of any Master Servicer or Special Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of a Master Servicer or Special Servicer hereunder or exercise the rights of a Master Servicer or Special Servicer hereunder; PROVIDED, HOWEVER, that no Master Servicer or Special Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by a Master Servicer or Special Servicer and is not obligated to supervise the performance of any Master Servicer or Special Servicer under this Agreement or otherwise.

          SECTION 6.06. Master Servicers and Special Servicers May Own Certificates.

          Any Master Servicer, Special Servicer or Affiliate thereof may become the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate with (except as otherwise set forth in the definition of "Certificateholder") the same rights it would have if it were not a Master Servicer, a Special Servicer or an Affiliate thereof. If, at any time during which any Master Servicer, Special Servicer or Affiliate of a Master Servicer or Special Servicer is the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate, such Master Servicer or Special Servicer, as the case may be, proposes to take any action (including for this purpose, omitting to take a particular action) that is not expressly prohibited by the terms hereof and would not, in such Master Servicer's or Special Servicer's, as the case may be, reasonable judgment, violate the Servicing Standard, but that, if taken, might nonetheless, in such Master Servicer's or Special Servicer's, as the case may be, reasonable judgment, be considered by other Persons to violate the Servicing Standard, then such Master Servicer or Special Servicer, as the case may be, may (but need not) seek the approval of the Certificateholders to such action by delivering to the Trustee a written notice that (a) states that it is delivered pursuant to this
SECTION 6.06, (b) identifies the Percentage Interest in each Class of Certificates beneficially owned by such Master Servicer or Special Servicer, as the case may be, or by an Affiliate thereof and (c) describes in reasonable detail the action that such Master Servicer or Special Servicer, as the case may be, proposes to take. The Trustee, upon receipt of such notice, shall forward it to the Certificateholders (other than such Master Servicer and its Affiliates or such Special Servicer and its Affiliates, as appropriate), together with a request for approval by the Certificateholders of each such proposed action. If at any time Certificateholders holding greater than 50% of the Voting Rights of all Certificateholders (calculated without regard to the Certificates beneficially owned by such Master Servicer or its Affiliates or such Special Servicer or its Affiliates, as the case may be) shall have consented in writing to the proposal described in the written notice, and if such Master Servicer or Special Servicer, as the case may be, shall act as proposed in the written notice, such action shall be deemed to comply with the Servicing Standard. The Trustee shall be entitled to reimbursement from the subject Master Servicer or Special Servicer, as applicable, for the reasonable expenses of the Trustee incurred pursuant to this paragraph. It is not the intent of the foregoing provision that any Master

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Servicer or Special Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, but rather in the case of unusual circumstances.

                                      -219-
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                                   ARTICLE VII

                                     DEFAULT

          SECTION 7.01.  Events of Default.

          (a) "EVENT OF DEFAULT", wherever used herein, means any one of the following events:

          (i) any failure by a Master Servicer to deposit into its Collection Account any amount required to be so deposited under this Agreement, which failure continues unremedied for three Business Days following the date on which such deposit was first required to be made; or

          (ii) any failure by a Special Servicer to deposit into its REO Account or to deposit, or remit to the applicable Master Servicer for deposit, into the applicable Master Servicer's Collection Account, any amount required to be so deposited or remitted under this Agreement, which failure continues unremedied for three Business Days following the date on which such deposit or remittance, as the case may be, was first required to be made; or

          (iii) any failure by a Master Servicer to remit to the Trustee for deposit into the Distribution Account, on any P&I Advance Date, the full amount of P&I Advances required to be made by such Master Servicer on such date or, on any Master Servicer Remittance Date, the full amount of the Master Servicer Remittance Amount and any Compensating Interest Payment required to be remitted by such Master Servicer on such date, which failure continues unremedied until 6:00 p.m. (New York City time) on such P&I Advance Date or Master Servicer Remittance Date, as the case may be; or

          (iv) any failure by a Master Servicer to timely make any Servicing Advance required to be made by it hereunder, which Servicing Advance remains unmade for a period of three Business Days following the date on which notice shall have been given to such Master Servicer by the Trustee as provided in SECTION 3.11(f); or

          (v) any failure by a Special Servicer to timely make (or request the applicable Master Servicer to make) any Servicing Advance required to be made by it hereunder, which Servicing Advance remains unmade for a period of three Business Days following the date on which notice has been given to such Special Servicer by the Trustee as provided in
     SECTION 3.11(f); or

          (vi) any failure on the part of a Master Servicer or Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of such Master Servicer or Special Servicer, as the case may be, contained in this Agreement, including a Master Servicer's unauthorized consent to subordinate debt, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Master Servicer or Special Servicer, as the case may be, by any other party hereto or to such Master Servicer or Special Servicer, as the case may be, with a copy to each other party hereto, by the Controlling Class Representative or the Holders of Certificates entitled to at least 25% of the Voting Rights; PROVIDED, HOWEVER, that, with respect to any such failure that is not curable within such 30-day period, such Master Servicer or Special

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     Servicer, as the case may be, shall have an additional cure period of 30 days to effect such cure so long as such Master Servicer or Special Servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has provided the Trustee with an Officer's Certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

          (vii) any breach on the part of a Master Servicer or Special Servicer of any representation or warranty contained in this Agreement that materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to such Master Servicer or Special Servicer, as the case may be, by any other party hereto or to such Master Servicer or Special Servicer, as the case may be, with a copy to each other party hereto, by the Controlling Class Representative or the Holders of Certificates entitled to at least 25% of the Voting Rights; PROVIDED, HOWEVER, that, with respect to any such breach that is not curable within such 30-day period, such Master Servicer or Special Servicer, as the case may be, shall have an additional cure period of 30 days to effect such cure so long as such Master Servicer or Special Servicer, as the case may be, has commenced to cure such breach within the initial 30-day period and has provided the Trustee with an Officer's Certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

          (viii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against a Master Servicer or Special Servicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of 30 days; PROVIDED, HOWEVER, that, with respect to any such decree or order that cannot be discharged, dismissed or stayed within such 30-day period, such Master Servicer or Special Servicer, as the case may be, shall have an additional period of 30 days to effect such discharge, dismissal or stay so long as such Master Servicer or Special Servicer, as the case may be, has commenced proceedings to have such decree or order dismissed, discharged or stayed within the initial 30-day period and has provided the Trustee with an Officer's Certificate certifying that it has diligently pursued, and is continuing to pursue, such discharge or stay; or

          (ix) a Master Servicer or Special Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

          (x) a Master Servicer or Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

          (xi) Moody's has (A) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates, or (B) placed one or more Classes of Certificates on "watch

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     status" in contemplation of possible rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of such placement), and, in case of either of CLAUSE (A) or
     (B), citing servicing concerns with a Master Servicer or a Special Servicer as the sole or a material factor in such rating action; or

          (xii) a Master Servicer (other than NCBFSB) is removed from S&P's approved master servicer list or a Special Servicer (other than NCB) is removed from S&P's approved special servicer list, and such Master Servicer or Special Servicer, as the case may be, is not restored to such list within 60 days after its removal therefrom; or

          (xiii) either Rating Agency has notified the Trustee in writing that NCBFSB or NCB, as applicable, is no longer an acceptable Master Servicer or Special Servicer, respectively, with respect to the Co-op Mortgage Loans, and such Rating Agency has not, within 60 days thereafter, notified the Trustee in writing that NCBFSB or NCB is again acceptable to act in that capacity.

          When a single entity acts as General Master Servicer, Co-op Master Servicer, General Special Servicer and Co-op Special Servicer, or in any two or more of the foregoing capacities, an Event of Default (other than an event described in CLAUSES (xi), (xii) and (xiii) above) in one capacity shall constitute an Event of Default in both or all such capacities.

          (b) If any Event of Default with respect to any Master Servicer or Special Servicer (in either case, for purposes of this SECTION 7.01(b), the "DEFAULTING PARTY") shall occur and be continuing, then, and in each and every such case, so long as the Event of Default shall not have been remedied, the Depositor and Trustee each may, and at the written direction of either the Holders of Certificates entitled to not less than 25% of the Voting Rights or the Controlling Class Representative, the Trustee shall (subject to applicable bankruptcy or insolvency law in the case of CLAUSES (viii) through (x) of
SECTION 7.01(a)), terminate, by notice in writing to the Defaulting Party (with a copy of such notice to each other party hereto), all of the rights and obligations (accruing from and after such notice) of the Defaulting Party under this Agreement and in and to the Trust Fund (other than as a Holder of any Certificate). From and after the receipt by the Defaulting Party of such written notice, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise (PROVIDED, HOWEVER, that each Master Servicer and Special Servicer shall, if terminated pursuant to this
SECTION 7.01(b), continue to be obligated to pay and entitled to receive all amounts accrued or owing by or to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and it and its members, managers, directors, officers, employees and agents shall continue to be entitled to the benefits of SECTION 6.03 notwithstanding any such termination). Each Master Servicer and Special Servicer agrees that, if it is terminated pursuant to this SECTION 7.01(b), it shall promptly (and in any event no later than 20 days subsequent to its receipt of the notice of termination) provide the Trustee with all documents and records requested thereby to enable the Trustee to assume such Master Servicer's or Special Servicer's, as the case may be, functions

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hereunder, and shall otherwise cooperate with the Trustee in effecting the termination of such Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights hereunder, including the transfer within five Business Days to the Trustee for administration by it of all cash amounts that at the time are or should have been credited by a Master Servicer to its Collection Account, the Distribution Account or any Servicing Account or Reserve Account held by it (if it is the Defaulting Party) or by a Special Servicer to its REO Account, a Collection Account or any Servicing Account or Reserve Account held by it (if it is the Defaulting Party) or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or REO Property (PROVIDED, HOWEVER, that each Master Servicer and Special Servicer shall, if terminated pursuant to this SECTION 7.01(b), continue to be obligated to pay and entitled to receive all amounts accrued or owing by or to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and it and its members, managers, directors, officers, employees and agents shall continue to be entitled to the benefits of SECTION
6.03 notwithstanding any such termination). Any costs or expenses (including those of any other party hereto) incurred in connection with any actions to be taken by a terminated Master Servicer or Special Servicer pursuant to this paragraph shall be borne by such Master Servicer or Special Servicer, as the case may be (and, in the case of the Trustee's costs and expenses, if not paid within a reasonable time, shall be borne by the Trust out of the Collection Account).

          SECTION 7.02.  Trustee to Act; Appointment of Successor.

          On and after the time any Master Servicer or Special Servicer resigns pursuant to SECTION 6.04(a) or receives a notice of termination pursuant to
SECTION 7.01, the Trustee shall, subject to SECTION 3.25, be the successor in all respects to such Master Servicer or Special Servicer, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on such Master Servicer or Special Servicer, as the case may be, by the terms and provisions hereof, including, if a Master Servicer is the resigning or terminated party, such Master Servicer's obligation to make Advances; PROVIDED, HOWEVER, that any failure to perform such duties or responsibilities caused by a Master Servicer's or Special Servicer's, as the case may be, failure to cooperate or to provide information or monies as required by SECTION 7.01 shall not be considered a default by the Trustee hereunder. Neither the Trustee nor any other successor shall be liable for any of the representations and warranties of the resigning or terminated party or for any losses incurred by the resigning or terminated party pursuant to SECTION 3.06 hereunder nor shall the Trustee or any other successor be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to all fees and other compensation which the resigning or terminated party would have been entitled to for future services rendered if the resigning or terminated party had continued to act hereunder. Notwithstanding the above, if it is unwilling to so act, the Trustee may (and, if it is unable to so act, or if the Trustee is not approved as an acceptable master servicer or special servicer, as the case may be, by each Rating Agency, or if the Holders of Certificates entitled to a majority of all the Voting Rights or the Controlling Class Representative so request in writing, the Trustee shall), subject to SECTION 3.25, promptly appoint, or petition a court of competent jurisdiction to appoint, any established and qualified institution as the successor to the resigning or terminated Master Servicer or Special Servicer, as the case may be, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of such Master Servicer or Special Servicer, as the case may be, hereunder; PROVIDED, HOWEVER, that such appointment does not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee by each Rating Agency); and, PROVIDED, FURTHER, that such successor is reasonably acceptable to the Controlling Class Representative. No appointment of a

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successor to any Master Servicer or Special Servicer hereunder shall be effective until the assumption by such successor of all its responsibilities, duties and liabilities hereunder, and pending such appointment and assumption, the Trustee shall act in such capacity as hereinabove provided. In connection with any such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans or otherwise as it and such successor shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. The Depositor, the Trustee, such successor and each other party hereto shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          If the Trustee or an Affiliate acts pursuant to this SECTION 7.02 as successor to a Master Servicer, it may reduce the related Excess Servicing Fee Rate to the extent that its or such Affiliate's compensation as successor to such Master Servicer would otherwise be below the market rate servicing compensation. If the Trustee elects to appoint a successor to a Master Servicer other than itself or an Affiliate pursuant to this SECTION 7.02, it may reduce the related Excess Servicing Fee Rate to the extent reasonably necessary (in the sole discretion of the Trustee) for the Trustee to appoint a qualified successor to such Master Servicer that meets the requirements of this SECTION 7.02.

          SECTION 7.03.  Notification to Certificateholders.

          (a) Upon any resignation of a Master Servicer or Special Servicer pursuant to SECTION 6.04, any termination of a Master Servicer or Special Servicer pursuant to SECTION 7.01, any appointment of a successor to a Master Servicer or Special Servicer pursuant to SECTION 6.02, 6.04 or 7.02 or the effectiveness of any designation of a new Special Servicer pursuant to SECTION 3.25, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

          (b) Not later than the later of (i) 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and (ii) five days after a Responsible Officer of the Trustee has actual knowledge of the occurrence of such an event, the Trustee shall transmit by mail to the Depositor and all Certificateholders notice of such occurrence, unless such default shall have been cured.

          SECTION 7.04.  Waiver of Events of Default.

          The Holders of Certificates representing at least 66-2/3% of the Voting Rights allocated to each Class of Certificates affected by any Event of Default hereunder may waive such Event of Default; PROVIDED that an Event of Default under CLAUSE (i), CLAUSE (ii), CLAUSE (iii), CLAUSE (xi), CLAUSE (xii) or CLAUSE (xiii) of SECTION 7.01(a) may be waived only by all of the Certificateholders of the affected Classes. Upon any such waiver of an Event of Default, and payment to the Trustee of all reasonable costs and expenses incurred by the Trustee in connection with such default prior to its waiver (which costs shall be paid by the party requesting such waiver), such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this SECTION 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to the matters described above as they would if registered in the name of any other Person.

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          SECTION 7.05.  Additional Remedies of Trustee Upon Event of Default.

          During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in SECTION 7.01, shall have the right (exercisable subject to SECTION 8.01(a)), in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

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                                  ARTICLE VIII

                                   THE TRUSTEE

          SECTION 8.01.  Duties of Trustee.

          (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

          (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of ARTICLE II), the Trustee shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible or liable for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, a Master Servicer, a Special Servicer, any actual or prospective Certificateholder or Certificate Owner or either Rating Agency, and accepted by the Trustee in good faith, pursuant to this Agreement.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; PROVIDED, HOWEVER, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement.

          (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

          (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% (or, as to any particular matter, any higher percentage as may be

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     specifically provided for hereunder) of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

          (iv) The Trustee shall not be required to take action with respect to, or be deemed to have notice or knowledge of, any default or Event of Default (except an Event of Default under SECTION 7.01(a)(xi), SECTION 7.01(a)(xii) or SECTION 7.01(a)(xiii) or the Master Servicer's failure to deliver any monies, including P&I Advances, or to provide any report, certificate or statement, to the Trustee when required pursuant to this Agreement) unless a Responsible Officer of the Trustee shall have received written notice or otherwise have actual knowledge thereof. Otherwise, the Trustee may conclusively assume that there is no such default or Event of Default.

          (v) Subject to the other provisions of this Agreement and without limiting the generality of this SECTION 8.01, the Trustee shall have no duty, except as expressly provided in SECTION 2.01(c) or SECTION 2.01(e) or in its capacity as a successor Master Servicer or successor Special Servicer, (A) to cause any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to cause the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to cause the maintenance of any insurance, and (C) to confirm or verify the truth, accuracy or contents of any reports or certificates of a Master Servicer, a Special Servicer, any actual or prospective or any Certificateholder or Certificate Owner or either Rating Agency, delivered to the Trustee pursuant to this Agreement reasonably believed by the Trustee to be genuine and without error and to have been signed or presented by the proper party or parties.

          (vi) For as long as the Person that serves as Trustee hereunder also serves as a Custodian or as Certificate Registrar, the protections, immunities and indemnities afforded to the Trustee hereunder shall also be afforded to such Person in its capacity as Custodian and/or Certificate Registrar, as the case may be.

          SECTION 8.02.  Certain Matters Affecting the Trustee.

          Except as otherwise provided in SECTION 8.01:

          (i) the Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and without error and to have been signed or presented by the proper party or parties;

          (ii) the Trustee may consult with counsel and any written advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

          (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or

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     direction of any of the Certificateholders, unless (in the Trustee's reasonable opinion) such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; PROVIDED, HOWEVER, that nothing contained herein shall relieve the Trustee of the obligation, upon the occurrence of an Event of Default which has not been waived or cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          (iv) neither the Trustee nor any Fiscal Agent appointed thereby shall be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) prior to the occurrence of an Event of Default and after the waiver or curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require a reasonable indemnity against such expense or liability as a condition to taking any such action;

          (vi) except as contemplated by SECTION 8.06, the Trustee shall not be required to give any bond or surety in respect of the execution of the trusts created hereby or the powers granted hereunder;

         (vii) the Trustee may execute any of the trusts or powers vested in it by this Agreement or perform any of its duties hereunder either directly or by or through agents or attorneys-in-fact, PROVIDED that the use of agents or attorneys-in-fact shall not be deemed to relieve the Trustee of any of its duties and obligations hereunder (except as expressly set forth herein);

         (viii) neither the Trustee nor any Fiscal Agent appointed thereby shall be responsible for any act or omission of a Master Servicer or Special Servicer (unless the Trustee is acting as such Master Servicer or Special Servicer, as the case may be) or of the Depositor.

          (ix) neither the Trustee nor the Certificate Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer imposed under ARTICLE V under this Agreement or under applicable law with respect to any transfer of any Certificate or any interest therein, other than to require delivery of the certification(s) and/or Opinions of Counsel described in said Article applicable with respect to changes in registration or record ownership of Certificates in the Certificate Register and to examine the same to determine substantial compliance with the express requirements of this Agreement; and the Trustee and Certificate Registrar shall have no liability for transfers, including transfers made

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     through the book-entry facilities of the Depositary or between or among
     Depositary Participants or beneficial owners of the Certificates, made in violation of applicable restrictions except for its failure to perform its express duties in connection with changes in registration or record ownership in the Certificate Register.

          SECTION 8.03. Trustee and Fiscal Agent not Liable for Validity or Sufficiency of Certificates or Mortgage Loans.

          The recitals contained herein and in the Certificates (other than the statements attributed to, and the representations and warranties of, the Trustee and/or any Fiscal Agent in ARTICLE II, and the signature of the Trustee set forth on each outstanding Certificate) shall not be taken as the statements of the Trustee or any Fiscal Agent, and neither the Trustee nor any Fiscal Agent assumes any responsibility for their correctness. Neither the Trustee nor any Fiscal Agent makes any representation as to the validity or sufficiency of this Agreement (except as regards the enforceability of this Agreement against it) or of any Certificate (other than as to the signature of the Trustee set forth thereon) or of any Mortgage Loan or related document. Neither the Trustee nor any Fiscal Agent shall be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust, or any funds deposited in or withdrawn from a Collection Account or any other account by or on behalf of the Depositor, a Master Servicer or a Special Servicer (in each case, unless the Trustee is acting in such capacity). Neither the Trustee nor any Fiscal Agent shall be responsible for the legality or validity of this Agreement (other than insofar as it relates to the obligations of the Trustee or such Fiscal Agent, as the case may be, hereunder) or the validity, priority, perfection or sufficiency of any security, lien or security interest granted to it hereunder or the filing of any financing statements or continuation statements, except to the extent set forth in SECTION 2.01(c) and SECTION 2.01(e) or to the extent the Trustee is acting as a Master Servicer or Special Servicer and such Master Servicer or Special Servicer, as the case may be, would be so responsible hereunder. The Trustee shall not be required to record this Agreement, except as provided in SECTION 11.02(a).

          SECTION 8.04.  Trustee and Fiscal Agent May Own Certificates.

          The Trustee (in its individual or any other capacity), any Fiscal Agent or any Affiliate of either of them may become the owner or pledgee of Certificates with (except as otherwise provided in the definition of "Certificateholder") the same rights it would have if it were not the Trustee, such Fiscal Agent or an Affiliate of either of them, as the case may be.

          SECTION 8.05. Fees and Expenses of Trustee; Indemnification of and by Trustee and Fiscal Agent.

          (a) On each Distribution Date, the Trustee shall withdraw from the Distribution Account, prior to any distributions to be made therefrom to Certificateholders on such date, and pay to itself all earned but unpaid Trustee's Fees in respect of the Mortgage Loans and any REO Loans through the end of the most recently ended calendar month, as compensation for all services rendered by the Trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder. As to each Mortgage Loan and REO Loan, the Trustee's Fee shall accrue during each calendar month, commencing with May 2002, at the Trustee's Fee Rate on a principal amount equal to the Stated Principal Balance of such Mortgage Loan or REO Loan immediately following the Distribution Date in such calendar month (or, in the case of May 2002, on a

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principal amount equal to the Cut-off Date Principal Balance of the particular
Mortgage Loan), whether or not interest is actually collected on each Mortgage Loan and REO Loan. With respect to each Mortgage Loan and REO Loan, the Trustee's Fee shall accrue from time to time on the same Interest Accrual Basis as is applicable to such Mortgage Loan or REO Loan. Except as otherwise expressly provided herein, the Trustee's Fees (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall constitute the Trustee's sole compensation for such services to be rendered by it. The Trustee shall also be entitled to all interest or other income earned on deposits in the Accounts maintained by the Trustee, in accordance with SECTION 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to any such Account for each Collection Period).

          (b) The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to be indemnified and held harmless out of the Trust Fund for and against any loss, liability, claim or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with, this Agreement, the Certificates, the Mortgage Loans (unless it incurs any such expense or liability in the capacity of a successor Master Servicer or Special Servicer, in which case such expense or liability will be reimbursable thereto in the same manner as it would be for any other Person acting as such Master Servicer or Special Servicer, as the case may be) or any act or omission of the Trustee relating to the exercise and performance of any of the powers and duties of the Trustee hereunder, if (but only if) such loss, liability, claim or expense constitutes an "unanticipated expense" within the meaning of Treasury regulation section 1.860G-1(b)(3)(ii); PROVIDED, HOWEVER, that neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this SECTION 8.05(b) for (1) allocable overhead, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, (2) any expense or liability specifically required to be borne thereby pursuant to the terms hereof or (3) any loss, liability, claim or expense incurred by reason of any breach on the part of the Trustee of any of its representations, warranties or covenants contained herein or any willful misfeasance, bad faith or negligence in the performance of, or reckless disregard of, the Trustee's obligations and duties hereunder.

          (c) Each Master Servicer and Special Servicer shall indemnify the Trustee and any Fiscal Agent for and hold each of them harmless against any loss, liability, claim or expense that is a result of such Master Servicer's or Special Servicer's, as the case may be, negligent acts or omissions in connection with this Agreement, including the negligent use by such Master Servicer or Special Servicer, as the case may be, of any powers of attorney delivered to it by the Trustee pursuant to the provisions hereof and the Mortgage Loans serviced by such Master Servicer or Special Servicer, as the case may be; PROVIDED, HOWEVER, that, if the Trustee has been reimbursed for such loss, liability, claim or expense pursuant to SECTION 8.05(b), or any Fiscal Agent has been reimbursed for such loss, liability, claim or expense pursuant to
SECTION 8.13, then the indemnity in favor of such Person provided for in this
SECTION 8.05(c) with respect to such loss, liability, claim or expense shall be for the benefit of the Trust.

          (d) Each of the Trustee and any Fiscal Agent shall indemnify the Master Servicers and the Special Servicers for and hold each of them harmless against any loss, liability, claim or expense that is a result of the Trustee's or such Fiscal Agent's, as the case may be, negligent acts or omissions in connection with this Agreement; PROVIDED, HOWEVER, that if a Master Servicer or Special Servicer has

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been reimbursed for such loss, liability, claim or expense pursuant to SECTION
6.03, then the indemnity in favor of such Person provided for in this SECTION 8.05(d) with respect to such loss, liability, claim or expense shall be for the benefit of the Trust.

          (e) This SECTION 8.05 shall survive the termination of this Agreement or the resignation or removal of the Trustee, any Fiscal Agent, a Master Servicer or a Special Servicer as regards rights and obligations prior to such termination, resignation or removal.

          SECTION 8.06.  Eligibility Requirements for Trustee.

          The Trustee hereunder shall at all times be a corporation, bank, trust company or association organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation, bank, trust company or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation, bank, trust company or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, the Trustee shall at all times meet the requirements of Section 26(a)(1) of the Investment Company Act, and the affiliations of the Trustee shall not adversely affect the availability of PTE 89-90 with respect to any Class of investment grade rated Certificates. Furthermore, the Trustee shall at all times maintain a long-term unsecured debt rating of no less than "Aa3" from Moody's and "AA" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, as confirmed in writing to the Trustee and the Depositor by such Rating Agency); PROVIDED that the Trustee shall not cease to be eligible to serve as such based on a failure to satisfy such rating requirements so long as the Trustee maintains a long-term unsecured debt rating of no less than "Baa2" from Moody's and "BBB" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, as confirmed in writing to the Trustee and the Depositor by such Rating Agency) and a Fiscal Agent meeting the requirements of
SECTION 8.13 has been appointed by the Trustee and is then currently serving in such capacity. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this SECTION 8.06, the Trustee shall resign immediately in the manner and with the effect specified in SECTION 8.07. The corporation, bank, trust company or association serving as Trustee may have normal banking and trust relationships with the Depositor, any Mortgage Loan Seller, each Master Servicer, each Special Servicer and their respective Affiliates; PROVIDED, HOWEVER, that none of (i) the Depositor, (ii) any Person involved in the organization or operation of the Depositor or the Trust, (iii) any Master Servicer or Special Servicer (except during any period when the Trustee has assumed the duties of such Master Servicer or Special Servicer, as the case may be, pursuant to SECTION 7.02), (iv) any Mortgage Loan Seller or (v) any Affiliate of any of them, may be the Trustee hereunder.

          SECTION 8.07.  Resignation and Removal of Trustee.

          (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Controlling Class Representative, the Master Servicers, the Special Servicers and all the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee reasonably acceptable to the

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Controlling Class Representative meeting the eligibility requirements of SECTION
8.06, by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to other parties hereto and to the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of SECTION 8.06 and shall fail to resign after written request therefor by the Depositor or a Master Servicer or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the Trustee's continuing to act in such capacity would (as confirmed in writing to any party hereto by either Rating Agency) result in an Adverse Rating Event with respect to any Class of Rated Certificates, then the Depositor may (and, if it fails to do so within ten Business Days, the General Master Servicer shall as soon as practicable) remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the other parties hereto and to the Certificateholders by the Depositor (or the General Master Servicer, as the case may be).

          (c) The Holders of Certificates entitled to not less than 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor (with copies to each Master Servicer and Special Servicer), one complete set to the Trustee so removed and one complete set to the successor so appointed. All expenses incurred by the Trustee in connection with its transfer of the Mortgages Files to a successor trustee following the removal of the Trustee without cause pursuant to this
SECTION 8.07(c), shall be reimbursed to the removed Trustee within 30 days of demand therefor, such reimbursement to be made by the Certificateholders that terminated the Trustee. A copy of such instrument shall be delivered to the other parties hereto and to the remaining Certificateholders by the successor so appointed.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this SECTION 8.07 shall not become effective until (i) acceptance of appointment by the successor trustee as provided in SECTION 8.08 and (ii) if neither the successor trustee nor any Fiscal Agent appointed by it has a long-term unsecured debt rating of at least "Aa3" from Moody's and "AA" from S&P, the Trustee and the Depositor have received written confirmation from each Rating Agency that has not so assigned such a rating, to the effect that the appointment of such successor trustee shall not result in an Adverse Rating Event with respect to any Class of Rated Certificates.

          SECTION 8.08.  Successor Trustee.

          (a) Any successor trustee appointed as provided in SECTION 8.07 shall execute, acknowledge and deliver to the Depositor, each Master Servicer, each Special Servicer and its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation

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or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held on its behalf by a Custodian, which Custodian shall become the agent of the successor trustee), and the Depositor, each Master Servicer, each Special Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

          (b) No successor trustee shall accept appointment as provided in this SECTION 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of SECTION 8.06.

          (c) Upon acceptance of appointment by a successor trustee as provided in this SECTION 8.08, such successor trustee shall mail notice of the succession of such trustee hereunder to the Depositor and the Certificateholders.

          SECTION 8.09.  Merger or Consolidation of Trustee.

          Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such entity shall be eligible under the provisions of SECTION 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.

          (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the applicable Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this SECTION 8.10, such powers, duties, obligations, rights and trusts as the applicable Master Servicer and the Trustee may consider necessary or desirable. If the applicable Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default in respect of the applicable Master Servicer shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under SECTION 8.06, and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under SECTION 8.08.

          (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this SECTION 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be

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conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or when acting as a Master Servicer or Special Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this ARTICLE VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          (e)     The appointment of a co-trustee or separate trustee under this
SECTION 8.10 shall not relieve the Trustee of its duties and responsibilities hereunder.

          SECTION 8.11.  Appointment of Custodians.

          The Trustee may, upon prior written notice to the General Master Servicer, General Special Servicer, Co-op Master Servicer and Co-op Special Servicer, appoint at the Trustee's own expense one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee; PROVIDED that each Custodian shall be a depositary institution supervised and regulated by a federal or state banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File, shall not be the Depositor, any Mortgage Loan Seller or any Affiliate of the Depositor or any Mortgage Loan Seller, and shall have in place a fidelity bond and errors and omissions policy, each in such form and amount as is customarily required of custodians acting on behalf of Freddie Mac or Fannie Mae. Each Custodian shall be subject to the same obligations, standard of care, protection and indemnities as would be imposed on, or would protect, the Trustee hereunder in connection with the retention of Mortgage Files directly by the Trustee. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian.

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          SECTION 8.12.  Access to Certain Information.

          (a) The Trustee shall afford to the Depositor, each Master Servicer, each Special Servicer the Controlling Class Representative and each Rating Agency and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder or Certificate Owner, access to any documentation regarding the Mortgage Loans or the other assets of the Trust Fund that are in its possession or within its control. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Trustee designated by it.

          (b) The Trustee shall maintain at its offices and, upon reasonable prior written request and during normal business hours, shall make available for review by the Depositor, the Underwriters, the Rating Agencies, the Controlling Class Representative and, subject to the succeeding paragraph, any Certificateholder, Certificate Owner or Person identified to the Trustee as a prospective Transferee of a Certificate or an interest therein, originals and/or copies of the following items (to the extent such items were prepared by or delivered to the Trustee): (i) the Prospectus, the Confidential Offering Circular and any other disclosure document relating to the Certificates, in the form most recently provided to the Trustee by the Depositor or by any Person designated by the Depositor; (ii) this Agreement, each Mortgage Loan Purchase Agreement, any amendment to any such agreement, each Sub-Servicing Agreement delivered to the Trustee since the Closing Date and any amendments and exhibits hereto or thereto; (iii) all Trustee Reports and any files and reports comprising the CMSA Investor Reporting Package actually delivered or otherwise made available to Certificateholders pursuant to SECTION 4.02(a) since the Closing Date; (iv) all Annual Performance Certifications delivered by the respective Master Servicers and the Special Servicers to the Trustee since the Closing Date; (v) all Annual Accountants' Reports caused to be delivered by the respective Master Servicers and Special Servicers to the Trustee since the Closing Date; (vi) the most recent inspection report prepared by any Master Servicer or Special Servicer and delivered to the Trustee in respect of each Mortgaged Property pursuant to SECTION 3.12(a) or this SECTION 8.12(b); (vii) the most recent quarterly and annual operating statement and rent roll (or, in the case of a residential cooperative property, maintenance schedule) of each related Mortgaged Property and financial statements of the related Borrower collected by any Master Servicer or Special Servicer and delivered to the Trustee pursuant to SECTION 3.12(b) or this SECTION 8.12(b); (viii) any and all notices and reports delivered to the Trustee with respect to any Mortgaged Property as to which the environmental testing contemplated by SECTION 3.09(c) revealed that neither of the conditions set forth in CLAUSES (i) and (ii) of the first sentence thereof was satisfied; (ix) each of the Mortgage Files, including any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into or consented to by the applicable Master Servicer or the applicable Special Servicer and delivered to the Trustee pursuant to SECTION 3.20; (x) the most recent Appraisal for each Mortgage Loan and REO Property that has been delivered to the Trustee (all Appraisals of Mortgaged Properties and/or REO Properties shall be delivered to the Trustee by the respective Master Servicers and Special Servicers, in each case promptly following the subject Appraisal's having been obtained or formulated); (xi) any and all Officer's Certificates and other evidence delivered to or by the Trustee to support its, a Master Servicer's, a Special Servicer's or any Fiscal Agent's, as the case may be, determination that any Advance was (or, if made, would be) a Nonrecoverable Advance; (xii) a current report from the Trustee listing all outstanding exceptions to the Mortgage File review conducted pursuant to SECTION 2.02; and
(xiii) any other information that may be necessary to satisfy the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act. The Trustee shall provide copies of any and all of the foregoing items upon request of any of the parties set forth in the previous sentence; however, except in the case of

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the Rating Agencies and the Controlling Class Representative, the Trustee shall be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies. If necessary, the Trustee shall request from the applicable Master Servicer, and within a reasonable period following its receipt of such request, the applicable Master Servicer shall deliver, copies of the items listed in CLAUSES (vi) and (vii) above to the Trustee.

          In connection with providing access to or copies of the items described in the preceding paragraph pursuant to this SECTION 8.12(b), the Trustee shall require: (a) in the case of Certificateholders or Certificate Owners, a written confirmation executed by the requesting Person substantially in the form of EXHIBIT K-1 hereto (or such other form as may be reasonably acceptable to the Trustee) generally to the effect that such Person is a holder or a beneficial holder of Certificates and, subject to the last sentence of this paragraph, will keep such information confidential, except that such Certificateholder or Certificate Owner may provide such information to its auditors, legal counsel and regulators and to any other Person that holds or is contemplating the purchase of any Certificate or interest therein (PROVIDED that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential); and (b) in the case of a prospective purchaser of a Certificate or an interest therein, confirmation executed by the requesting Person substantially in the form of EXHIBIT K-2 hereto (or such other form as may be reasonably acceptable to the Trustee) generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and, subject to the last sentence of this paragraph, will otherwise keep such information confidential. Notwithstanding the foregoing, no Certificateholder, Certificate Owner or prospective Certificateholder or Certificate Owner need keep confidential any information received from the Trustee pursuant to this SECTION 8.12(b) that has previously been filed with the Commission, and the Trustee shall not require either of the certifications contemplated by the second preceding sentence in connection with providing any information pursuant to this SECTION 8.12(b) that has previously been filed with the Commission.

          (c) Neither the Trustee nor any Master Servicer or Special Servicer shall be liable for providing or disseminating information in accordance with the terms of this Agreement.

          SECTION 8.13.  Appointment of Fiscal Agent.

          (a) Insofar as the Trustee would not otherwise satisfy the rating requirements of SECTION 8.06, the Trustee may appoint, at the Trustee's own expense, a Fiscal Agent for purposes of making Advances hereunder that are otherwise required to be made by the Trustee. Any Fiscal Agent shall at all times maintain a long-term unsecured debt rating of no less than "Aa3" from Moody's and "AA" from S&P (or, in the case of either Rating Agency, such lower rating as will not result in an Adverse Rating Event with respect to any Class of Rated Certificates (as confirmed in writing to the Trustee and the Depositor by such Rating Agency)). Any Person so appointed by the Trustee pursuant to this
SECTION 8.13(a) shall become the Fiscal Agent on the date as of which the Trustee and the Depositor have received: (i) if the long-term unsecured debt of the designated Person is not rated at least "Aa3" by Moody's and "AA" by S&P, written confirmation from each Rating Agency that the appointment of such designated Person will not result in an Adverse Rating Event with respect to any Class of Rated Certificates; (ii) a written agreement whereby the designated Person is appointed as, and agrees to assume and perform the duties of, Fiscal Agent hereunder, executed by such designated Person and the Trustee (such agreement, the "FISCAL AGENT AGREEMENT"); and (iii) an Opinion of Counsel

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(which shall be paid for by the designated Person or the Trustee) substantially to the effect that (A) the appointment of the designated Person to serve as Fiscal Agent is in compliance with this SECTION 8.13, (B) the designated Person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (C) the related Fiscal Agent Agreement has been duly authorized, executed and delivered by the designated Person and (D) upon execution and delivery of the related Fiscal Agent Agreement, the designated Person shall be bound by the terms of this Agreement and, subject to customary bankruptcy and insolvency exceptions and customary equity exceptions, that this Agreement shall be enforceable against the designated Person in accordance with its terms. Any Person that acts as Fiscal Agent shall, for so long as it so acts, be deemed a party to this Agreement for all purposes hereof. Pursuant to the related Fiscal Agent Agreement, each Fiscal Agent, if any, shall make representations and warranties with respect to itself that are comparable to those made by the Trustee pursuant to SECTION 2.09. Notwithstanding anything contained in this Agreement to the contrary, any Fiscal Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities to which the Trustee is entitled hereunder (including pursuant to SECTIONS 8.05(b) and 8.05(c)) as if it were the Trustee.

          (b) To the extent that the Trustee is required, pursuant to the terms of this Agreement, to make any Advance, whether as a successor Master Servicer or otherwise, and has failed to do so in accordance with the terms hereof, the Fiscal Agent (if any) shall make such Advance when and as required by the terms of this Agreement on behalf the Trustee as if such Fiscal Agent were the Trustee hereunder. To the extent that the Fiscal Agent (if any) makes an Advance pursuant to this SECTION 8.13 or otherwise pursuant to this Agreement, the obligations of the Trustee under this Agreement in respect of such Advance shall be satisfied.

          (c) Notwithstanding anything contained in this Agreement to the contrary, any Fiscal Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities to which the Trustee is entitled hereunder (including pursuant to SECTIONS 8.05(b) and 8.05(c)) as if it were the Trustee, except that all fees and expenses of any Fiscal Agent (other than interest owed to such Fiscal Agent in respect of unreimbursed Advances) incurred by such Fiscal Agent in connection with the transactions contemplated by this Agreement shall be borne by the Trustee, and neither the Trustee nor such Fiscal Agent shall be entitled to reimbursement therefor from any of the Trust, the Depositor or any Master Servicer or Special Servicer.

          (d)     The obligations of any Fiscal Agent set forth in this
SECTION 8.13 or otherwise pursuant to this Agreement shall exist only for so long as the Trustee that appointed it shall act as Trustee hereunder. Any Fiscal Agent may resign or be removed by the Trustee only if and when the existence of such Fiscal Agent is no longer necessary for such Trustee to satisfy the eligibility requirements of SECTION 8.06; PROVIDED that any Fiscal Agent shall be deemed to have resigned at such time as the Trustee that appointed it resigns or is removed as Trustee hereunder (in which case the responsibility for appointing a successor Fiscal Agent in accordance with this SECTION 8.13(a) shall belong to the successor Trustee insofar as such appointment is necessary for such successor Trustee to satisfy the eligibility requirements of SECTION 8.06).

          (e) The Trustee shall promptly notify the other parties hereto and the Certificateholders in writing of the appointment, resignation or removal of any Fiscal Agent.

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          SECTION 8.14.  Filings with the Securities and Exchange Commission.

          (a) With respect to the Trust's fiscal year 2002 (and, if as of the beginning of any other fiscal year for the Trust, the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depositary) by at least 300 Holders and/or Depositary Participants having accounts with the Depositary), the Trustee shall:

          (i) during such fiscal year, in accordance with the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission, prepare for filing, execute and properly file with the Commission monthly, with respect to the Trust, a Current Report on Form 8-K with copies of the Trustee Reports;

          (ii) during such fiscal year, (A) monitor for and promptly notify the Depositor of the occurrence or existence of any of the matters identified in SECTION 11.09(a) and/or SECTION 8.14(b) (in each case to the extent that a Responsible Officer of the Trustee has actual knowledge thereof), (B) cooperate with the Depositor in obtaining all necessary information in order to enable the Depositor to prepare a Current Report on Form 8-K reporting any such matter in accordance with the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission, and (C) execute and promptly file with the Commission any such Current Report on Form 8-K prepared by or on behalf of the Depositor and delivered to the Trustee; and

         (iii) within 90 days following the end of such fiscal year, prepare, execute and properly file with the Commission, with respect to the Trust, an Annual Report on Form 10-K which complies in all material respects with the requirements of the Exchange Act, the rules and regulations promulgated thereunder and applicable "no-action letters" issued by the Commission;

PROVIDED that (x) the Trustee shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable for electronic filing via the EDGAR system (or in "ASCII", "Microsoft Word", "Microsoft Excel" or another format reasonably acceptable to the Trustee) and shall not have any responsibility to convert any such items to such format (other than those items generated by it and those items delivered to it in a format readily convertible to a format suitable for electronic filing via the EDGAR system) and (y) the Depositor shall be responsible for preparing, executing and filing (via the EDGAR system within 15 days following the Closing
Date) a Current Report on Form 8-K reporting the establishment of the Trust and whereby this Agreement is filed as an exhibit. Each of the other parties to this Agreement shall deliver to the Trustee or the applicable Master Servicer, as appropriate, in a format suitable for electronic filing via the EDGAR system (or in "ASCII", "Microsoft Word", "Microsoft Excel" or another format reasonably acceptable to the Trustee) any and all items contemplated to be filed with the Commission pursuant to this SECTION 8.14(a), to the extent it is otherwise required to deliver such items to the Trustee or such Master Servicer, as applicable.

          (b) At all times during the Trust's fiscal year 2002 (and, if as of the beginning of any other fiscal year for the Trust, the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depositary) by at least 300 Holders and/or Depositary Participants having accounts with the Depositary, at all times during such other fiscal year), the Trustee shall monitor for and promptly notify the Depositor of the occurrence or existence of any of the following matters of which a Responsible Officer of the Trustee has actual knowledge:

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          (i)     any failure of the Trustee to make any monthly distributions to the Holders of any Class of Certificates, which failure is not otherwise reflected in the Certificateholder Reports filed with the Commission or has not otherwise been reported to the Depositor pursuant to any other Section of this Agreement;

          (ii) any acquisition or disposition by the Trust of a Mortgage Loan or an REO Property, which acquisition or disposition has not otherwise been reflected in the Certificateholder Reports filed with the Commission or has not otherwise been reported to the Depositor pursuant to any other Section of this Agreement;

          (iii) any other acquisition or disposition by the Trust of a significant amount of assets (other than Permitted Investments, Mortgage Loans and REO Properties), other than in the normal course of business;

          (iv)    any change in the fiscal year of the Trust;

          (v) any material legal proceedings, other than ordinary routine litigation incidental to the business of the Trust, to which the Trust (or any party to this Agreement on behalf of the Trust) is a party or of which any property included in the Trust Fund is subject, or any threat by a governmental authority to bring any such legal proceedings;

          (vi) any event of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or pertaining to the Trust or any party to this Agreement, or any actions by or on behalf of the Trust or any party to this Agreement indicating its bankruptcy, insolvency or inability to pay its obligations; and

          (vii) any change in the rating or ratings assigned to any Class of Certificates not otherwise reflected in the Certificateholder Reports filed with the Commission;

PROVIDED that (x) the actual knowledge of a Responsible Officer of the Trustee of any material legal proceedings of which property included in the Trust Fund is subject or of any material legal proceedings threatened by a governmental authority is limited to circumstances where it would be reasonable for the Trustee to identify such property as an asset of, or as securing an asset of, the Trust or such threatened proceedings as concerning the Trust and (y) no Responsible Officer of the Trustee shall be deemed to have actual knowledge of the matters described in CLAUSES (vi) and (vii) of this SECTION 8.14(b) unless such Responsible Officer was notified in writing.

          (c) If as of the beginning of any fiscal year for the Trust (other than fiscal year 2002), the Registered Certificates are held (directly or, in the case of Registered Certificates held in book-entry form, through the Depositary) by less than 300 Holders and/or Depositary Participants having accounts with the Depositary, the Trustee shall, in accordance with the Exchange Act and the rules and regulations promulgated thereunder, timely file a Form 15 with respect to the Trust.

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                                   ARTICLE IX

                                   TERMINATION

          SECTION 9.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans.

          (a) Subject to SECTION 9.02, the Trust and the respective obligations and responsibilities under this Agreement of the parties hereto (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth) shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of: (i) the purchase by the Co-op Master Servicer, the Co-op Special Servicer, the General Master Servicer, the General Special Servicer, or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders of all Mortgage Loans and each REO Property remaining in the Trust Fund at a price (the "TERMINATION PRICE") equal to (A) the aggregate Purchase Price of all the Mortgage Loans remaining in the Trust Fund (exclusive of any REO Loan(s)), plus (B) the appraised value of each REO Property, if any, included in the Trust Fund, such appraisal to be conducted by a Qualified Appraiser selected by the applicable Special Servicer and approved by the Trustee and the applicable Master Servicer, minus (C) if the purchaser is a Master Servicer or Special Servicer, the aggregate amount of unreimbursed Advances made by such Person, together with any unpaid Advance Interest in respect of such unreimbursed Advances and any unpaid servicing compensation payable to such Person (which items shall be deemed to have been paid or reimbursed to such Master Servicer or Special Servicer, as the case may be, in connection with such purchase); (ii) the exchange by the Sole Certificateholder(s) of all the Certificates for all Mortgage Loans and each REO Property remaining in the Trust Fund; and (iii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund; PROVIDED, HOWEVER, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          (b) Any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, the Co-op Master Servicer, the Co-op Special Servicer, the General Master Servicer or the General Special Servicer, in that order of preference, may at its option elect to purchase all the Mortgage Loans and each REO Property remaining in the Trust Fund as contemplated by CLAUSE (i) of SECTION 9.01(a) by giving written notice to the other parties hereto (and, in the case of an election by a Master Servicer or Special Servicer, to the Holders of the Controlling Class) no later than 60 days prior to the anticipated date of purchase; PROVIDED, HOWEVER, that the aggregate Stated Principal Balance of the Mortgage Pool at the time of such election is less than 1.0% of the Initial Pool Balance; and PROVIDED, FURTHER, that within 30 days after written notice of such election is so given, no Person with a higher right of priority to make such an election does so; and PROVIDED, FURTHER, that if more than one Controlling Class Certificateholder or group of Controlling Class Certificateholders desire to purchase all of the Mortgage Loans and any REO Properties, preference shall be given to the Controlling Class Certificateholder or group of Controlling Class Certificateholders with the largest Percentage Interest in the Controlling Class; and PROVIDED, FURTHER, that if any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, the Co-op Special Servicer, the General Master Servicer or the General Special Servicer makes such an election, then the Co-op Master Servicer will have the

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option, by giving written notice to the other parties hereto and to the Holders of the Controlling Class no later than 30 days prior to the anticipated date of purchase, to purchase all of the Co-op Mortgage Loans and each related REO Property remaining in the Trust Fund, as well as (assuming it remains in the Trust Fund) the 80 West End Avenue Mortgage Loan or any related REO Property, and the other party will then have the option to purchase only the non-Co-op Mortgage Loans (other than the 80 West End Avenue Mortgage Loan) and each related REO Property remaining in the Trust Fund. If the Trust is to be terminated in connection with the purchase of all the Mortgage Loans and each REO Property remaining in the Trust Fund by a Master Servicer, a Special Servicer and/or any Controlling Class Certificateholder(s), such Person(s) shall: (i) deposit, or deliver to each of the Master Servicers for deposit in the Master Servicers' respective Collection Accounts (after the Determination Date, and prior to the Master Servicer Remittance Date, relating to the anticipated Final Distribution Date) an amount in immediately available funds equal to the Termination Price (the portion thereof allocable to all the Trust Assets (other than the Co-op Trust Assets) to be deposited in the General Master Servicer's Collection Account and the portion thereof allocable to the Co-op Trust Assets to be deposited in the Co-op Master Servicer's Collection Account); and (ii) shall reimburse all of the parties hereto (other than itself, if applicable) for all reasonable out-of-pocket costs and expenses incurred by such parties in connection with such purchase. On the Master Servicer Remittance Date for the Final Distribution Date, each Master Servicer shall transfer to the Distribution Account all amounts required to be transferred by it to such account on such Master Servicer Remittance Date from such Master Servicer's Collection Account pursuant to the first paragraph of SECTION 3.04(b), together with any other amounts on deposit in such Collection Account that would otherwise be held for future distribution. Upon confirmation that the deposit of the Termination Price has been made to the Collection Account(s) and the reimbursement contemplated by the second preceding sentence has been made to the parties hereto, the Trustee shall release or cause to be released to the purchasing party (or its designee) the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the purchasing party as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties to the purchasing party (or its designee).

          Following the date on which the aggregate Certificate Principal Balance of the Registered Certificates is reduced to zero, the Sole Certificateholder(s) shall have the right to exchange all of the Certificates for all of the Mortgage Loans and each REO Property remaining in the Trust Fund as contemplated by CLAUSE (ii) of SECTION 9.01(a) by giving written notice to all the parties hereto no later than 60 days prior to the anticipated date of exchange. In the event that the Sole Certificateholder(s) elect(s) to exchange all of the Certificates for all of the Mortgage Loans and each REO Property remaining in the Trust Fund in accordance with the preceding sentence, such Sole Certificateholder(s), not later than the Business Day prior to the Distribution Date on which the final distribution on the Certificates is to occur, shall deposit in each Collection Account an amount in immediately available funds equal to all amounts then due and owing to the Depositor, a Master Servicer, a Special Servicer, the Trustee and/or any Fiscal Agent hereunder that may be withdrawn from such Collection Account, pursuant to SECTION 3.05(a), or that may be withdrawn from the Distribution Account, pursuant to SECTION 3.05(b), but only to the extent that such amounts are not already on deposit in such Collection Account. In addition, each Master Servicer shall transfer to the Distribution Account all amounts required to be transferred by it to such account on such Master Servicer Remittance Date from such Master Servicer's Collection Account pursuant to the first paragraph of SECTION 3.04(b). Upon confirmation that such final deposits have been made and following the surrender of all the Certificates on the Final Distribution Date, the Trustee shall release or cause to be released to the Sole Certificateholder(s) or any designee thereof, the Mortgage Files for the remaining Mortgage Loans and

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shall execute all assignments, endorsements and other instruments furnished to it by the Sole Certificateholder(s) as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties remaining in the Trust Fund.

          (c) Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders mailed (x) if such notice is given in connection with the purchase of all the Mortgage Loans and each REO Property remaining in the Trust Fund by a Master Servicer, a Special Servicer and/or any Controlling Class Certificateholder(s), not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates and (y) otherwise during the month of such final distribution on or before the Master Servicer Remittance Date in such month, in any event specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment on the Certificates will be made, (ii) the amount of any such final payment in respect of each Class of Certificates and
(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein designated. The Trustee shall give such notice to the other parties hereto at the time such notice is given to Certificateholders.

          (d) Upon presentation and surrender of the Certificates by the Certificateholders on the Final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the amounts on deposit in the Distribution Account that is allocable to payments on the relevant Class in accordance with SECTION 4.01. Any funds not distributed to any Holder or Holders of Certificates of any Class on the Final Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this SECTION 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such reasonable steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If by the second anniversary of the delivery of such second notice, all of the Certificates shall not have been surrendered for cancellation, then, subject to applicable escheat laws, the Trustee shall distribute to the Class R Certificateholders all unclaimed funds and other assets which remain subject hereto.

          (e) Pursuant to SECTION 3.19, any amounts remaining in the Paradise Island Reserve Fund shall be distributed to Column upon termination of the Trust Fund.

          SECTION 9.02.  Additional Termination Requirements.

          (a) If a Master Servicer, a Special Servicer and/or a Controlling Class Certificateholder purchases or the Sole Certificateholder(s) exchange all of the Certificates for, all the Mortgage Loans and each REO Property remaining in the Trust Fund as provided in SECTION 9.01, the

                                      -242-
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Trust and each REMIC Pool shall be terminated in accordance with the following additional requirements, unless the purchasing party obtains at its own expense and delivers to the Trustee an Opinion of Counsel, addressed to the Trustee, to the effect that the failure of the Trust to comply with the requirements of this
SECTION 9.02 will not result in an Adverse REMIC Event with respect to any REMIC
Pool:

          (i) the Trustee shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return for each REMIC Pool, pursuant to Treasury regulation section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder (as evidenced by an Opinion of Counsel to such effect delivered on behalf and at the expense of the purchasing party);

          (ii) during such 90-day liquidation period and at or prior to the time of making the final payment on the Certificates, the Trustee shall sell or otherwise transfer all the Mortgage Loans and each REO Property to the applicable Person, in exchange for cash and/or Certificates in accordance with SECTION 9.01; and

          (iii) immediately following the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all remaining cash on hand (other than cash retained to meet claims), and each REMIC Pool shall terminate at that time.

          (b) By their acceptance of Certificates, the Holders hereby authorize the Trustee to prepare and adopt, on behalf of the Trust, a plan of complete liquidation of each REMIC Pool in accordance with the terms and conditions of this Agreement, which authorization shall be binding upon all successor Certificateholders.

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

                                    ARTICLE X

                            ADDITIONAL TAX PROVISIONS

          SECTION 10.01. Tax Administration.

          (a) The Trustee shall elect to treat each REMIC Pool as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on IRS Form 1066 or other appropriate federal tax or information return or any appropriate state Tax Returns for the taxable year ending on the last day of the calendar year in which the Certificates are issued.

          (b) The Plurality Class R Certificateholder is hereby designated as the Tax Matters Person of each REMIC Pool and, in such capacity, shall be responsible to act on behalf of such REMIC Pool in relation to any tax matter or controversy, to represent such REMIC Pool in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority, to request an administrative adjustment as to any taxable year of such REMIC Pool, to enter into settlement agreements with any governmental taxing agency with respect to such REMIC Pool, to extend any statute of limitations relating to any tax item of such REMIC Pool and otherwise to act on behalf of such REMIC Pool in relation to any tax matter or controversy involving such REMIC Pool; PROVIDED that the Trustee is hereby irrevocably appointed and agrees to act (in consultation with the Tax Matters Person for each REMIC Pool) as agent and attorney-in-fact for the Tax Matters Person for each REMIC Pool in the performance of its duties as such. The legal expenses and costs of any action described in this SECTION 10.01(b) and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust payable out of amounts on deposit in the Distribution Account as provided by SECTION 3.05(b) unless such legal expenses and costs are incurred by reason of a Tax Matters Person's or the Trustee's misfeasance, bad faith or negligence in the performance of, or such Person's reckless disregard of, its obligations or are expressly provided by this Agreement to be borne by any party hereto.

          (c) The Trustee shall prepare or cause to be prepared, execute and file all of the Tax Returns in respect of each REMIC Pool (other than Tax Returns required to be filed by a Master Servicer and/or a Special Servicer pursuant to SECTION 3.09(g)) and all of the applicable income tax and other information returns for each Grantor Trust Pool and, if required on any future date pursuant to a change in applicable law, the Paradise Island Reserve Fund. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.

          (d) The Trustee shall perform on behalf of each REMIC Pool all reporting and other tax compliance duties that are the responsibility of such REMIC Pool under the Code, the REMIC Provisions or other compliance guidance issued by the IRS or any state or local taxing authority. Included among such duties, the Trustee shall provide: (i) to any Transferor of a Class R Certificate, such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee; (ii) to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions, including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required); and (iii) to the IRS, the name, title, address and telephone number of the Person who will serve as the representative of each REMIC Pool.

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          (e)     The Trustee shall take such action and shall cause each REMIC
Pool to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the other parties hereto shall assist it, to the extent reasonably requested by the Trustee), to the extent that the Trustee has actual knowledge that any particular action is required; PROVIDED that the Trustee shall be deemed to have knowledge of relevant tax laws. The Trustee shall not knowingly take or fail to take any action, or cause any REMIC Pool to take or fail to take any action, that under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event in respect of any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool, unless the Trustee has received an Opinion of Counsel to the effect that the contemplated action or non-action, as the case may be, will not result in an Adverse REMIC Event or an Adverse Grantor Trust Event. None of the other parties hereto shall take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event or an Adverse Grantor Trust Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC Pool or the assets thereof, or causing any REMIC Pool to take any action, which is not contemplated by the terms of this Agreement, each of the other parties hereto will consult with the Trustee, in writing, with respect to whether such action could cause an Adverse REMIC Event or an Adverse Grantor Trust Event to occur, and no such other party shall take any such action or cause any REMIC Pool to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event or an Adverse Grantor Trust Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement.

          (f) If any tax is imposed on any REMIC Pool, including "prohibited transactions" taxes as defined in Section 860F(a)(2) of the Code, any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, any taxes on contributions to any REMIC Pool after the Startup Day pursuant to Section 860G(d) of the Code, and any other tax imposed by the Code or any applicable provisions of state or local tax laws (other than any tax permitted to be incurred by a Special Servicer on behalf of the Trust pursuant to SECTION 3.17(a)), then such tax, together with all incidental costs and expenses (including penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the Trustee, if such tax arises out of or results from a breach of any of its obligations under ARTICLE IV, ARTICLE VIII or this ARTICLE X; (ii) any Fiscal Agent, if such tax arises out of or results from a breach of any of its obligations under ARTICLE IV or this ARTICLE X; (iii) a Master Servicer, if such tax arises out of or results from a breach by such Master Servicer of any of its obligations under ARTICLE III or this ARTICLE X; (iv) a Special Servicer, if such tax arises out of or results from a breach by such Special Servicer of any of its obligations under ARTICLE III or this ARTICLE X; or (v) the Trust, out of the Trust Fund (exclusive of the Grantor Trust Pools), in all other instances. If any tax is imposed on either Grantor Trust Pool, such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) a Special Servicer, if such tax arises out of or results from a breach by such Special Servicer of any of its obligations under ARTICLE III or this ARTICLE X; (ii) a Master Servicer, if such tax arises out of or results from a breach by such Master Servicer of any of its obligations under ARTICLE III or this ARTICLE X; (iii) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under ARTICLE IV, ARTICLE VIII or this ARTICLE X; (iv) any Fiscal Agent, if such tax arises out of or results from a breach of any of its obligations under ARTICLE IV or this ARTICLE X; or (v) the Trust, out of the portion of the Trust Fund constituting such Grantor Trust Pool, in all other instances. Consistent with the foregoing, any tax permitted to be incurred by a Special Servicer pursuant to SECTION 3.17(a) shall be

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charged to and paid by the Trust. Any such amounts payable by the Trust in respect of taxes shall be paid by the Trustee out of amounts on deposit in the Distribution Account.

          (g) The Trustee and, to the extent that records are maintained thereby in the normal course of its business, each of the other parties hereto shall, for federal income tax purposes, maintain books and records with respect to each REMIC Pool and each Grantor Trust Pool on a calendar year and an accrual basis.

          (h) Following the Startup Day for each REMIC Pool, the Trustee shall not (except as contemplated by SECTION 2.03) accept any contributions of assets to any REMIC Pool unless it shall have received an Opinion of Counsel (at the expense of the party seeking to cause such contribution) to the effect that the inclusion of such assets in such REMIC Pool will not result in an Adverse REMIC Event in respect of such REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool.

          (i) None of the Master Servicers, the Special Servicers, the Trustee or any Fiscal Agent shall consent to or, to the extent it is within the control of such Person, permit: (i) the sale or disposition of any Mortgage Loan (except in connection with (A) a breach of any representation or warranty regarding any Mortgage Loan set forth in or made pursuant to the related Mortgage Loan Purchase Agreement, (B) the foreclosure, default or reasonably foreseeable material default of a Mortgage Loan, including the sale or other disposition of a Mortgaged Property acquired by foreclosure, deed in lieu of foreclosure or otherwise, (C) the bankruptcy of any REMIC Pool, or (D) the termination of the Trust pursuant to ARTICLE IX of this Agreement); (ii) the sale or disposition of any investments in any Account for gain; or (iii) the acquisition of any assets for the Trust (other than a Mortgaged Property acquired through foreclosure, deed in lieu of foreclosure or otherwise in respect of a defaulted Mortgage Loan, other than a Replacement Mortgage Loan substituted for a Deleted Mortgage Loan and other than Permitted Investments acquired in connection with the investment of funds in an Account or an interest in a single member limited liability company, as provided in SECTION 3.16); in any event unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, or acquisition) to the effect that such sale, disposition, or acquisition will not result in an Adverse REMIC Event in respect of any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool.

          (j) Except as otherwise permitted by SECTION 3.17(a), none of the Master Servicers, the Special Servicers or the Trustee shall enter into any arrangement by which any REMIC Pool will receive a fee or other compensation for services or, to the extent it is within the control of such Person, permit any REMIC Pool to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code. At all times as may be required by the Code, each of the respective parties hereto (to the extent it is within its control) shall ensure that substantially all of the assets of each REMIC Pool will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (k) Within 30 days after the related Startup Day, the Trustee shall prepare and file with the IRS, with respect to each REMIC Pool, IRS Form 8811 "Information Return for Real Estate Mortgage Investment Conduits (REMICs) and Issuers of Collateralized Debt Obligations".

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          (l)     The parties intend that the portion of the Trust Fund
consisting of Post-ARD Additional Interest on the ARD Mortgage Loans and the Class V Sub-Account shall constitute, and that the affairs of such portion of the Trust Fund shall be conducted so as to qualify as, a Grantor Trust, and the provisions hereof shall be interpreted consistently with this intention. In addition, the parties intend that the portion of the Trust Fund consisting of the Loan REMIC Residual Interest, the REMIC I Residual Interest, the REMIC II Residual Interest and the REMIC III Residual Interest shall constitute, and the affairs of such portion of the Trust Fund shall be conducted so as to qualify as, a Grantor Trust, and the provisions hereof shall be interpreted consistently with this intention. The Trustee shall also perform on behalf of each Grantor Trust Pool all reporting and other tax compliance duties that are the responsibility of such Grantor Trust Pool under the Code or any compliance guidance issued by the IRS or any state or local taxing authorities. The parties also intend that the portion of the Trust Fund consisting of the Paradise Island Reserve Fund shall constitute, and the affairs of such portion of the Trust Fund shall be conducted so as to qualify as, an "outside reserve fund" within the meaning of Treasury regulation section 1.860G-2(h) and the provisions hereof shall be interpreted consistently with this intention. The Trustee shall also perform on behalf of the Paradise Island Reserve Fund all reporting and other tax compliance duties with respect to the Paradise Island Reserve Fund required pursuant to a change in the Code or any compliance guidance issued by the IRS or any state or local taxing authority. The expenses of preparing and filing such returns shall be borne by the Trustee.

          SECTION 10.02. Depositor, Master Servicers, Special Servicers and
                         Fiscal Agent to Cooperate with Trustee.

          (a) The Depositor shall provide or cause to be provided to the Trustee, within 10 days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including the price, yield, prepayment assumption and projected cash flow of the Certificates.

          (b) The Master Servicers, the Special Servicers and any Fiscal Agent each shall furnish such reports, certifications and information in its possession, and access to such books and records maintained thereby, as may relate to the Certificates or the Trust Fund and as shall be reasonably requested by the Trustee in order to enable it to perform its duties under this
ARTICLE X.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

          SECTION 11.01. Amendment.

          (a) This Agreement may be amended from time to time by the mutual agreement of the parties hereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein or to correct any error, (iii) to make any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the then existing provisions hereof, (iv) as evidenced by an Opinion of Counsel delivered to the Trustee, the Master Servicers and the Special Servicers, to relax or eliminate (A) any requirement hereunder imposed by the REMIC Provisions (if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated) or (B) any transfer restriction imposed on the Certificates pursuant to SECTION 5.02(b) or SECTION 5.02(c) (if applicable law is amended or clarified such that any such restriction may be relaxed or eliminated), (v) as evidenced by an Opinion of Counsel delivered to the Trustee, either (X) to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to any REMIC Pool or either Grantor Trust Pool at least from the effective date of such amendment, or (Y) to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any REMIC Pool or either Grantor Trust Pool, (vi) subject to Section 5.02(d)(iv), to modify, add to or eliminate any of the provisions of SECTION 5.02(d)(i), (ii) or (iii), or (vii) to avoid an Adverse Rating Event with respect to any Class of Rated Certificates; PROVIDED that no such amendment may significantly change the activities of the Trust; and PROVIDED, FURTHER, that any such amendment for the specific purposes described in CLAUSE (iii), (iv) or (vii) above shall not adversely affect in any material respect the interests of any Certificateholder or any third-party beneficiary to this Agreement or any provision hereof, as evidenced by the Trustee's receipt of an Opinion of Counsel to that effect (or, alternatively, in the case of a Class of Rated Certificates, written confirmation from each applicable Rating Agency to the effect that such amendment shall not result in an Adverse Rating Event with respect to any Class of Rated Certificates); and PROVIDED, FURTHER, that with respect to any such amendment for the specific purposes described in CLAUSE
(iii) above, the Trustee shall receive written confirmation from each applicable Rating Agency to the effect that such amendment shall not result in an Adverse Rating Event with respect to any Class of Rated Certificates.

          (b) This Agreement may also be amended from time to time by the mutual agreement of the parties hereto, with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the Classes that are materially affected by the amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans and/or REO Properties which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in CLAUSE (i) above, without the consent of the Holders of all Certificates of such Class, (iii) modify the provisions of this SECTION 11.01 or the definition of "Servicing Standard", without the consent of the Holders of all Certificates then outstanding, (iv) significantly change the activities of the Trust, without the consent of the Holders of Certificates entitled to not less than 51% of all the Voting Rights (not taking into account Certificates held by the Depositor or any of its Affiliates or agents), or (v) adversely affect in any material respect the interests of any third-party beneficiary to this Agreement or any provision herein, without the consent of such third-party beneficiary. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this SECTION 11.01, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to the matters described above as they would if registered in the name of any other Person.

          (c) Notwithstanding any contrary provision of this Agreement, the Trustee, the Master Servicers and the Special Servicers shall not consent to any amendment to this Agreement unless each of them shall first have obtained or been furnished with an Opinion of Counsel to the effect that neither such amendment nor the exercise of any power granted to any party hereto in accordance with such amendment will result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool.

          (d) Promptly after the execution and delivery of any amendment by all parties thereto, the Trustee shall send a copy thereof to each Certificateholder and to each Rating Agency.

          (e) It shall not be necessary for the consent of Certificateholders under this SECTION 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization, execution and delivery thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (f) The Trustee may but shall not be obligated to enter into any amendment pursuant to this SECTION 11.01 that affects its rights, duties and immunities under this Agreement or otherwise.

          (g)     The cost of any Opinion of Counsel to be delivered pursuant to
SECTION 11.01(a) or (c) shall be borne by the Person seeking the related amendment, except that if the Trustee requests any amendment of this Agreement that it reasonably believes protects or is in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to SECTION 11.01(a) or (c) shall be payable out of the Distribution Account.

          SECTION 11.02. Recordation of Agreement; Counterparts.

          (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee at the expense of the Trust (payable out of the Distribution Account), but only if (i) a Master Servicer or Special Servicer, as applicable, determines in its reasonable good faith judgment, that such recordation materially and beneficially affects the interests of the Certificateholders and so informs the Trustee in writing and (ii) the Controlling Class Representative consents.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 11.03. Limitation on Rights of Certificateholders.

          (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and unless also (except in the case of a default by the Trustee) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of any other Holders of Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder (which priority or preference is not otherwise provided for herein), or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this SECTION 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 11.04. Governing Law.

          This Agreement and the Certificates shall be construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The parties hereto intend that the provisions of Section 5-1401 of the New York General Obligations Law shall apply to this Agreement.

          SECTION 11.05. Notices.

          Any communications provided for or permitted hereunder shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to or, in the case of telecopy notice, when received: (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Reese Mason, telecopy number: (212) 325-6800; (ii) in the case of the General Master Servicer, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, 911 Main Street, Suite 1500, Kansas City, Missouri 64105, telecopy number: (816) 221-8848, Attention: E.J. Burke (with a copy to Robert C. Bowes, KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, telecopy: (216) 689-5681); (iii) in the case of the General Special Servicer, ARCap Special Servicing, Inc., 5605 N. MacArthur Boulevard, Suite 950, Irving, Texas 75038, telecopy number (972) 580-1688,
Attention: Larry Duggins (with a copy to Chris Crouch, ARCap Special Servicing, Inc., 5605 N. MacArthur Boulevard, Suite 950, Irving, Texas 75038, telecopy number (972) 580-1688); (iv) in the case of the Trustee, Wells Fargo Bank Minnesota, N.A., to the Corporate Trust Office, telecopy number (410) 715-2380;
(v) in the case of the Co-op Master Servicer and the Co-op Special Servicer, 1725 Eye Street, N.W., Washington, D.C. 20006, Attention: Kathleen Luzik, Real Estate Master Servicing, in the case of the Co-op Master Servicer, and Kathleen Luzik, Real Estate Special Servicing, in the case of the Co-op Special Servicer, telecopy number: (202) 336-7800; (vi) in the case of the NCBCC Performance Guarantor and the NCBFSB Performance Guarantor, National Consumer Cooperative Bank, 1725 Eye Street, N.W., Washington, D.C. 20006, Attention: Steven Brookner, telecopy number: 202-336-7800; (vii) in the case of the Rating Agencies, (A) Moody's Investors Service Inc., 99 Church Street, New York, New York 10007,
Attention: Commercial MBS Monitoring Department, telecopy number (212) 553-0300 and (B) Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention: CMBS Surveillance Department, telecopy number: (212) 438-2662; (viii) in the case of any Mortgage Loan Seller, the address for notices to such Mortgage Loan Seller under the related Mortgage Loan Purchase Agreement; and (ix) in the case of the Column Performance Guarantor, the address for notices to the Column Performance Guarantor under the Column Performance Guarantee; or as to each such Person such other address and/or telecopy number as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register.

          SECTION 11.06. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenant(s), agreement(s), provision(s) or term(s) shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 11.07. Successors and Assigns; Beneficiaries.

          The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns and, as third party beneficiaries (with all right to enforce the obligations hereunder intended for their benefit as if a party hereto), the Underwriters, the Designated Sub-Servicers and the non-parties referred to in SECTIONS 6.03 and 8.05, and all such provisions shall inure to the benefit of the Certificateholders. No other person, including any Borrower, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

          SECTION 11.08. Article and Section Headings.

          The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

          SECTION 11.09. Notices to and from the Rating Agencies and the
                         Depositor.

          (a) The Trustee shall promptly provide notice to each Rating Agency and the Depositor with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

          (i)     any material change or amendment to this Agreement;

          (ii) the occurrence of any Event of Default that has not been cured;

          (iii) the resignation, termination, merger or consolidation of a Master Servicer or Special Servicer and the appointment of a successor;

          (iv)    the appointment, resignation or removal of a Fiscal Agent;

          (v) any change in the location of the Distribution Account, the Interest Reserve Account or the Excess Liquidation Proceeds Account;

          (vi) any repurchase or substitution of a Mortgage Loan by a Mortgage Loan Seller, the Column Performance Guarantor, the NCBCC Performance Guarantor or the NCBFSB Performance Guarantor as contemplated by SECTION 2.03; and

          (vii) the final payment to any Class of Certificateholders (or, in the case of S&P, on all the Certificates).

          (b) Each Master Servicer shall promptly provide notice to each Rating Agency and the Depositor with respect to each of the following of which it has actual knowledge:

          (i) the resignation or removal of the Trustee and the appointment of a successor; and

          (ii)    any change in the location of its Collection Account.

          (c) Each of the Master Servicers and Special Servicers shall furnish each Rating Agency such information with respect to the Mortgage Loans as such Rating Agency shall reasonably request and which such Master Servicer or Special Servicer, as the case may be, can reasonably provide to the extent consistent with applicable law and the related Mortgage Loan Documents and without waiving any attorney-client privilege relating to such information. In any event, each Master Servicer and Special Servicer shall notify each Rating Agency with respect to each of the following events of which it has actual knowledge and which involves a Mortgage Loan as to which it is the applicable Master Servicer or Special Servicer, as the case may be:

          (i) any change in the lien priority of the Mortgage securing any Mortgage Loan;

          (ii) any assumption of, or release or substitution of collateral for, a Mortgage Loan that represents greater than 2% of the then aggregate Stated Principal Balance of the Mortgage Pool; and

          (iii) any defeasance of a Mortgage Loan or material damage to a Mortgaged Property.

          (d) Each of the Master Servicers and Special Servicers shall promptly furnish (in hard copy format or through use of a Master Servicer's internet website), to each Rating Agency copies of the following items (in each case, at or about the same time that it delivers or causes the delivery of such item to the Trustee):

          (i)     each of its Annual Performance Certifications;

          (ii)    each of its Annual Accountants' Reports; and

          (iii)   each report prepared pursuant to SECTION 3.09(e).

          (e) The Trustee shall promptly deliver or otherwise make available to each Rating Agency (in hard copy format or through use of the Trustee's internet website) a copy of each Certificateholder Report forwarded to the Holders of the Certificates (in each case, at or about the same time that it delivers such Certificateholder Report to such Holders). Any Restricted Servicer Reports delivered electronically as aforesaid shall be accessible on the Trustee's internet website only with the use of a password, which shall be provided by the Trustee to each Rating Agency.

          (f) The parties intend that each Rating Agency provide to the Trustee, upon request, a listing of the then-current rating (if any) assigned by such Rating Agency to each Class of Certificates then outstanding.

          SECTION 11.10. Notices to Controlling Class Representative.

          The Trustee, the Master Servicers and the Special Servicers shall each deliver to the Controlling Class Representative a copy of each notice or other item of information such Person is required to deliver to the Rating Agencies pursuant to SECTION 11.09, in each case simultaneously with the delivery thereof to the Rating Agencies, to the extent not already delivered pursuant to this Agreement.

          SECTION 11.11. Complete Agreement.

          This Agreement embodies the complete agreement among the parties and may not be varied or terminated except by a written agreement conforming to the provisions of SECTION 11.01. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                     WELLS FARGO BANK MINNESOTA, N.A.
                                       Solely in its capacity as Trustee

                                     By: /s/ Deborah Daniels
                                         ---------------------------------------
                                     Name:  Deborah Daniels
                                     Title: Vice President

                                     CREDIT SUISSE FIRST BOSTON MORTGAGE
                                     SECURITIES CORP.
                                       Depositor

                                     By: /s/ Jeffrey Altabef
                                         ---------------------------------------
                                     Name:  Jeffrey Altabef
                                     Title: Vice President

                                     KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
                                     d/b/a KEY COMMERCIAL MORTGAGE
                                       General Master Servicer

                                     By: /s/ Edward J. Burke
                                         ---------------------------------------
                                     Name:  Edward J. Burke
                                     Title: Senior Vice President

                                     ARCAP SPECIAL SERVICING, INC.
                                       General Special Servicer

                                     By: /s/ James L. Duggins
                                         ---------------------------------------
                                     Name:  James L. Duggins
                                     Title: President

                                     NCB, FSB
                                       Co-op Master Servicer

                                     By: /s/ Mindy Goldstein
                                         ---------------------------------------
                                     Name:  Mindy Goldstein
                                     Title: Vice President

                                     NATIONAL CONSUMER COOPERATIVE BANK
                                       Co-op Special Servicer

                                     By: /s/ Mindy Goldstein
                                         ---------------------------------------
                                     Name:  Mindy Goldstein
                                     Title: Vice President

STATE OF NEW YORK             )
                              ) ss.:
COUNTY OF NEW YORK            )

          On the 16th day of May 2002, before me, a notary public in and for said State, personally appeared Deborah Daniels, personally known to me to be a Vice President of WELLS FARGO BANK MINNESOTA, N.A., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                /s/ Barbara Lovelace
                                     -------------------------------------------
                                                    Notary Public

[Notarial Seal]

STATE OF NEW YORK             )
                              ) ss.:
COUNTY OF NEW YORK            )

          On the 15th day of May 2002, before me, a notary public in and for said State, personally appeared Jeffrey Altabef, known to me to be a Vice President of CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITES CORP., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                /s/ Alice Russell
                                     -------------------------------------------
                                                   Notary Public

[Notarial Seal]

STATE OF MISSOURI             )
                              ) ss.:
COUNTY OF JACKSON             )

          On the 14th day of May 2002, before me, a notary public in and for said State, personally appeared Edward J. Burke, known to me to be a Senior Vice President of KEYCORP REAL ESTATE CAPITAL MARKETS, INC. d/b/a KEY COMMERCIAL MORTGAGE, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                /s/ Kim L. Ashurst
                                     -------------------------------------------
                                                   Notary Public

[Notarial Seal]

STATE OF TEXAS                )
                              ) ss.:
COUNTY OF DALLAS              )

          On the 15th day of May 2002, before me, a notary public in and for said State, personally appeared James L. Duggins, known to me to be a President of ARCAP SPECIAL SERVICING, INC., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Lindsey Wright
                                     -------------------------------------------
                                                   Notary Public

[Notarial Seal]

STATE OF NEW YORK             )
                              ) ss.:
COUNTY OF NEW YORK            )

          On the 16th day of May 2002, before me, a notary public in and for said State, personally appeared Mindy Goldstein, known to me to be a Vice President of NATIONAL CONSUMER COOPERATIVE BANK, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                /s/ Arlene Gorman
                                     -------------------------------------------
                                                   Notary Public

[Notarial Seal]

STATE OF NEW YORK             )
                              ) ss.:
COUNTY OF NEW YORK            )

          On the 16th day of May 2002, before me, a notary public in and for said State, personally appeared Mindy Goldstein, known to me to be a Vice President of NCB, FSB, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                /s/ Arlene Gorman
                                     -------------------------------------------
                                                   Notary Public

[Notarial Seal]

                                   EXHIBIT A-1

                  FORM OF CLASS [A-X] [A-SP] [A-Y] CERTIFICATES

     CLASS [A-X] [A-SP] [A-Y] COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 2002-CKN2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by:

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Pass-Through Rate: Variable            Class Notional Amount of the Class [A-X]
                                       [A-SP] [A-Y] Certificates as of the
                                       Closing Date:
                                       $________________

Closing Date: May 16, 2002             Initial Certificate Notional Amount of
                                       this Certificate as of the Closing Date:
First Distribution Date: June 17, 2002 $________________

General Master Servicer:               Aggregate Stated Principal Balance of the
KeyCorp Real Estate Capital Markets,   Mortgage Loans as of the Closing Date
Inc. d/b/a Key Commercial Mortgage     ("Initial Pool Balance"): $918,137,952

General Special Servicer:
ARCap Special Servicing, Inc.

Co-op Master Servicer:                 Trustee:
NCB, FSB                               Wells Fargo Bank Minnesota, N.A.

Co-op Special Servicer:
National Consumer Cooperative Bank

Certificate No. [A-X] [A-SP] [A-Y]-__  CUSIP No.:  _____________
                                       Common Code:  _____________
                                       ISIN No.:  _____________

                                      A-1-1

[FOR CLASS A-X AND CLASS A-SP CERTIFICATES--UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WELLS FARGO BANK MINNESOTA, N.A., KEYCORP REAL ESTATE CAPITAL MARKETS, INC. d/b/a KEY COMMERCIAL MORTGAGE, ARCAP SPECIAL SERVICING, INC., NCB, FSB, NATIONAL CONSUMER COOPERATIVE BANK, OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                                      A-1-2

THE OUTSTANDING CERTIFICATE NOTIONAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE. THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

[LEGEND FOR REGULATION S GLOBAL CERTIFICATE FOR CLASS A-X AND CLASS A-SP CERTIFICATES--PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (A) THE COMMENCEMENT OF THE OFFERING OF THE CERTIFICATES AND (B) MAY 16, 2002, THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED. NO BENEFICIAL OWNERS OF THIS CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

          This certifies that [________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the notional amount of this Certificate (its "Certificate Notional Amount") as of the Closing Date by the aggregate notional amount of all the Class [A-X] [A-SP] [A-Y] Certificates (their "Class Notional Amount") as of the Closing Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class [A-X] [A-SP] [A-Y] Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 16, 2002 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor", which term includes any successor entity under the Agreement), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer", which term includes any successor entity under the Agreement), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer", which term includes any successor entity under the Agreement), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer", which term includes any successor entity under the Agreement), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer", which term includes any successor entity under the Agreement), and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on that date (the "Distribution Date") each month that is the fourth Business Day following the Determination Date in such month, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class [A-X] [A-SP] [A-Y] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or

                                      A-1-3
other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

          The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Accounts and, if established, the REO Accounts may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

          This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act, then (except under limited circumstances specified in the Agreement) the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as EXHIBIT F-1A to the Agreement; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as EXHIBIT F-1B to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as EXHIBIT F-2A or as EXHIBIT F-2B to the Agreement; or (iii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based.

          If this Certificate constitutes a Rule 144A Global Certificate and a transfer of any interest in this Certificate is to be made without registration under the Securities Act, then (except under limited circumstances specified in the Agreement) the Certificate Owner desiring to effect such transfer shall be required to obtain either (i) a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as EXHIBIT F-2C to the Agreement, or (ii) an Opinion of Counsel to the effect that such prospective Transferee is a Qualified Institutional Buyer and such transfer may be made without registration under the Securities Act. Except as discussed below, if this Certificate constitutes a

                                      A-1-4

Rule 144A Global Certificate, then interests herein shall not be transferred to any Person who takes delivery in the form of an interest in this Rule 144A Global Certificate.

          [FOR CLASS A-X AND CLASS A-SP CERTIFICATES: Notwithstanding the preceding paragraph, if this Certificate constitutes a Rule 144A Global Certificate, then interests herein may be transferred (without delivery of any certificate or Opinion of Counsel described in the preceding paragraph) to any Person who takes delivery in the form of a beneficial interest in the Regulation S Global Certificate of the same Class as this Rule 144A Global Certificate upon delivery to the Certificate Registrar and the Trustee of (x) a certificate from the Certificate Owner desiring to effect such transfer substantially in the form attached as EXHIBIT F-1D to the Agreement and a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as EXHIBIT F-2D to the Agreement and (y) such written orders and instructions as are required under the applicable procedures of DTC, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in this Rule 144A Global Certificate, and credit the account of a Depository Participant by a denomination of interests in such Regulation S Global Certificate, that is equal to the denomination of beneficial interests in such Class to be transferred. Upon delivery to the Certificate Registrar of such certifications and such orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of DTC, shall reduce the denomination of this Rule 144A Global Certificate, and increase the denomination of the related Regulation S Global Certificate, by the denomination of the beneficial interest in such Class specified in such orders and instructions.]

          [FOR CLASS A-X AND CLASS A-SP CERTIFICATES: Except as discussed below, if this Certificate constitutes a Regulation S Global Certificate, then beneficial interests in this Certificate shall not be transferred to any Person other than a non-United States Securities Person who takes delivery other than in the form of a beneficial interest in this Certificate, and the Certificate Owner desiring to effect such transfer shall be required to obtain from such Certificate Owner's prospective Transferee a certification substantially in the form attached as EXHIBIT F-2D to the Agreement. On or prior to the Release Date, beneficial interests in any Regulation S Global Certificate may be held only through Euroclear or Clearstream. After the Release Date, beneficial interests in any Regulation S Global Certificate may be held through Euroclear, Clearstream or any other direct account holder at DTC.]

          [FOR CLASS A-X AND CLASS A-SP CERTIFICATES: Notwithstanding the preceding paragraph, if this Certificate constitutes a Regulation S Global Certificate, then interests in this Certificate may be transferred (without delivery of any certificate described in the preceding paragraph) to any Person who takes delivery in the form of a beneficial interest in the Rule 144A Global Certificate for the same Class as this Regulation S Global Certificate upon delivery to the Certificate Registrar and the Trustee of (i) a certificate from the Certificate Owner desiring to effect such transfer substantially in the form attached as EXHIBIT F-1C to the Agreement and a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as EXHIBIT F-2C to the Agreement and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in this Regulation S Global Certificate, and credit the account of a Depository Participant by a denomination of interests in such Rule 144A Global Certificate, that is equal to the denomination of beneficial interests to be transferred. Upon delivery to the Trustee of such certifications and such orders and instructions, the Trustee, subject to and in

                                      A-1-5
accordance with the applicable procedures of the Depository, shall reduce the denomination of this Regulation S Global Certificate, and increase the denomination of the related Rule 144A Global Certificate, by the denomination of the beneficial interest in such Class specified in such orders and instructions.]

          Notwithstanding the foregoing, any interest in a Global Certificate may be transferred by any Certificate Owner holding such interest to any Person who takes delivery in the form of a Definitive Certificate of the same Class as such Global Certificate upon delivery to the Certificate Registrar and the Trustee of (i) such certifications and/or opinions as are contemplated above with respect to transfers of this Certificate in definitive form and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in such Global Certificate. Upon delivery to the Certificate Registrar of the certifications and/or opinions contemplated above with respect to transfers of this Certificate in definitive form, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the subject Global Certificate, and cause a Definitive Certificate of the same Class as such Global Certificate, and in a denomination equal to the reduction in the denomination of such Global Certificate, to be executed, authenticated and delivered in accordance with this Agreement to the applicable Transferee.

          The Global Certificates shall be deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co. as nominee of DTC.

          None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class [A-X] [A-SP] [A-Y] Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of this Certificate or any interest herein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or any interest herein shall, and does hereby agree to, indemnify CSFB Corporation, the Depositor, the Trustee, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, any Fiscal Agent and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws or the provisions described in the preceding paragraphs.

          No transfer of this Certificate or any interest herein shall be made
(A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate (and, if applicable, any Certificate Owner shall refuse to transfer an interest in this Certificate), unless it has received from the prospective Transferee either (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) [FOR CLASS A-X AND CLASS A-SP ONLY: a certification to the effect that the purchase and holding of this Certificate by such prospective

                                      A-1-6

Transferee is exempt from the prohibited transaction provisions of Sections 406 and 407 of ERISA and Section 4975 of the Code by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) if this Certificate is rated investment grade by at least one of the Rating Agencies and is being acquired by, on behalf of or with assets of a Plan in reliance Prohibited Transaction Exemption 89-90, a certification to the effect that such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Depositor, any Fiscal Agent, any Mortgage Loan Seller, any Exemption-Favored Party, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, any Sub-Servicer or any Borrower with respect to Mortgage Loans constituting MORE THAN 5% of the aggregate unamortized principal of all the Mortgage Loans determined as of the Closing Date, or by an Affiliate of any such Person, and
(Z) agrees that it will obtain from each of its Transferees a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y); or
(iv)] a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Certificate Registrar (or, if applicable, the Certificate Owner effecting the transfer) that such transfer will not result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code.

          If a Person is acquiring this Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Trustee to confirm that, it has
(i) sole investment discretion with respect to each such account and (ii) full power to make the acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account as described above in this Certificate.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

          [FOR CLASS A-X AND CLASS A-SP ONLY: Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC, and accordingly, this Certificate shall constitute a Book-Entry Certificate.]

          The Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent, the Certificate Registrar and

                                      A-1-7
any agent of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

          Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Co-op Master Servicer, the Co-op Special Servicer, the General Master Servicer, the General Special Servicer, or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund and (iii) the acquisition by the Sole Certificateholder(s) of all the Mortgage Loans and each REO Property remaining in the Trust Fund in exchange for all of the Certificates. The Agreement permits, but does not require, the Co-op Master Servicer, the Co-op Special Servicer, the General Master Servicer, the General Special Servicer, or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the Classes materially affected by the amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                                      A-1-8

          This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements negotiated, made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                      A-1-9

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                              WELLS FARGO BANK MINNESOTA, N.A.
                              as Trustee

                              By:
                                 -----------------------------------------------
                                 Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class [A-X] [A-SP] [A-Y] Certificates referred to in the within-mentioned Agreement.

Dated:

                              WELLS FARGO BANK MINNESOTA, N.A.
                              as Certificate Registrar

                              By:
                                 -----------------------------------------------
                                 Authorized Representative

                                     A-1-10

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
    (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:______________________________________________________________
________________________________________________________________________________

Dated:

                              --------------------------------------------------
                              Signature by or on behalf of Assignor

                              --------------------------------------------------
                              Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The Assignee should include the following for purposes of distribution:

          Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ _______________________________________________________ for the account of
_______________________________________________________________________________.

          Distributions made by check (such check to be made payable to ___________________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

          This information is provided by _____________________________________, the Assignee named above, or __________________________________________________,
as its agent.

                                     A-1-11

                                   EXHIBIT A-2

                    FORM OF CLASS A-1, CLASS A-2, CLASS A-3,
             CLASS B, CLASS C-1, CLASS C-2 AND CLASS D CERTIFICATES

  CLASS [A-1] [A-2] [A-3] [B] [C-1] [C-2] [D] COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATE, SERIES 2002-CKN2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Pass-Through Rate:  [FOR CLASS A-1, CLASS A-2, CLASS A-3 AND    Class Principal Balance of the Class [A-1] [A-2] [A-3] [B]
CLASS B:  ____% per annum] [FOR CLASS C-1, CLASS C-2 AND        [C-1] [C-2] [D] Certificates as of the Closing Date:
CLASS D:  Variable]                                             $_________________

Closing Date: May 16, 2002                                      Initial Certificate Principal Balance of this Certificate
                                                                as of the Closing Date:
First Distribution Date: June 17, 2002                          $_________________

General Master Servicer:                                        Aggregate Stated Principal Balance of the Mortgage Loans
KeyCorp Real Estate Capital Markets, Inc. d/b/a Key             as of the Closing Date ("Initial Pool Balance"):
Commercial Mortgage                                             $918,137,952

General Special Servicer:
ARCap Special Servicing, Inc.

Co-op Master Servicer:                                          Trustee:
NCB, FSB                                                        Wells Fargo Bank Minnesota, N.A.

Co-op Special Servicer:
National Consumer Cooperative Bank

Certificate No. [A-1] [A-2] [A-3] [B] [C-1]                     CUSIP No.:_____________
[C-2] [D] -___                                                  Common Code:_____________
                                                                ISIN No.:_____________

                                      A-2-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WELLS FARGO BANK MINNESOTA, N.A., KEYCORP REAL ESTATE CAPITAL MARKETS, INC. d/b/a KEY COMMERCIAL MORTGAGE, ARCAP SPECIAL SERVICING, INC., NCB, FSB, NATIONAL CONSUMER COOPERATIVE BANK, OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

[FOR CLASS B, CLASS C, CLASS D AND CLASS E CERTIFICATES: THIS CERTIFICATE IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES AS AND TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

          This certifies that [CEDE & CO.] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal amount of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the

                                      A-2-2

Class [A-1] [A-2] [A-3] [B] [C-1] [C-2] [D] Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class [A-1] [A-2] [A-3] [B] [C-1] [C-2] [D] Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 13, 2002 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor", which term includes any successor entity under the Agreement), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer", which term includes any successor entity under the Agreement), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer", which term includes any successor entity under the Agreement), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer", which term includes any successor entity under the Agreement), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer", which term includes any successor entity under the Agreement), and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on that date (the "Distribution Date") each month that is the fourth Business Day following the Determination Date in such month, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class [A-1] [A-2] [A-3] [B] [C-1] [C-2] [D] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any portion of an Unfunded Principal Balance Reduction in respect of this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

          The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Accounts and, if established, the REO Accounts may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                                      A-2-3

          Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

          This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate or any interest herein shall be made
(A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

          [Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC, and accordingly, this Certificate shall constitute a Book-Entry Certificate.]

          The Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                                      A-2-4

          Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Co-op Master Servicer, the Co-op Special Servicer, the General Master Servicer, the General Special Servicer, or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund and (iii) the acquisition by the Sole Certificateholder(s) of all the Mortgage Loans and each REO Property remaining in the Trust Fund in exchange for all the Certificates. The Agreement permits, but does not require, the Co-op Master Servicer, the Co-op Special Servicer, the General Master Servicer, the General Special Servicer, or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the Classes materially affected by the amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements negotiated, made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                      A-2-5

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                              WELLS FARGO BANK MINNESOTA, N.A.
                              as Trustee

                              By:
                                 ------------------------------
                                 Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class [A-1] [A-2] [A-3] [B] [C-1] [C-2] [D] Certificates referred to in the within-mentioned Agreement.

Dated:

                              WELLS FARGO BANK MINNESOTA, N.A.
                              as Certificate Registrar

                              By:
                                 ------------------------------
                                 Authorized Representative

                                      A-2-6

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
    (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: _____________________________________________________________
________________________________________________________________________________

Dated:

                              --------------------------------------------------
                              Signature by or on behalf of Assignor

                              --------------------------------------------------
                              Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The Assignee should include the following for purposes of distribution:

          Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ ____________________________________________________________ for the account of
______________________________________________________________________________.

          Distributions made by check (such check to be made payable to ___________________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

          This information is provided by _____________________________________, the Assignee named above, or __________________________________________________,
as its agent.

                                      A-2-7

                                   EXHIBIT A-3

     FORM OF CLASS E, CLASS F, CLASS G, CLASS H, CLASS J, CLASS K, CLASS L,
                    CLASS M, CLASS N AND CLASS O CERTIFICATES

        CLASS [E] [F] [G] [H] [J] [K] [L] [M] [N] [O] COMMERCIAL MORTGAGE
                   PASS-THROUGH CERTIFICATE, SERIES 2002-CKN2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Pass-Through Rate: Variable                                      Class Principal Balance of the [E] [F] [G] [H] [J]
                                                                 [K] [L] [M] [N] [O] Certificates as of the Closing
                                                                 Date:
                                                                 $_________________

Closing Date: May 16, 2002                                       Initial Certificate Principal Balance of this Certificate
                                                                 as of the Closing Date:
First Distribution Date: June 17, 2002                           $_________________

General Master Servicer:                                         Aggregate Stated Principal Balance of the Mortgage Loans as
KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial   of the Closing Date: ("Initial Pool Balance"): $918,137,952
Mortgage

General Special Servicer:
ARCap Special Servicing, Inc.

Co-op Master Servicer:                                           Trustee:
NCB, FSB                                                         Wells Fargo Bank Minnesota, N.A.

Co-op Special Servicer:
National Consumer Cooperative Bank

Certificate No.  [E] [F] [G] [H] [J] [K] [L] [M]                 CUSIP No.: _____________
 [N] [O] -___                                                    Common Code: _____________
                                                                 ISIN No.: _____________

                                      A-3-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WELLS FARGO BANK MINNESOTA, N.A., KEYCORP REAL ESTATE CAPITAL MARKETS, INC. d/b/a KEY COMMERCIAL MORTGAGE, ARCAP SPECIAL SERVICING, INC., NCB, FSB, NATIONAL CONSUMER COOPERATIVE BANK, OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES AS AND TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                      A-3-2

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

[LEGEND FOR REGULATION S GLOBAL CERTIFICATE -- PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (A) THE COMMENCEMENT OF THE OFFERING OF THE CERTIFICATES AND
(B) MAY 16, 2002, THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED. NO BENEFICIAL OWNERS OF THIS CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

          This certifies that [CEDE & CO.] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal amount of this Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class [E] [F] [G] [H] [J] [K] [L] [M] [N] [O] Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class [E] [F] [G] [H] [J] [K] [L] [M] [N] [O] Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 13, 2002 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor", which term includes any successor entity under the Agreement), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer", which term includes any successor entity under the Agreement), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer", which term includes any successor entity under the Agreement), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer", which term includes any successor entity under the Agreement), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer", which term includes any successor entity under the Agreement), and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on that date (the "Distribution Date") each month that is the fourth Business Day following the Determination Date in such month, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the

                                      A-3-3

Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class [E] [F] [G] [H] [J] [K] [L] [M] [N] [O] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any portion of an Unfunded Principal Balance Reduction in respect of this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

          The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Accounts and, if established, the REO Accounts may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

          Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

          This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act, then (except under limited circumstances specified in the Agreement) the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as EXHIBIT F-1A to the Agreement; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as EXHIBIT F-1B to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as EXHIBIT F-2A or as EXHIBIT F-2B to the Agreement; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent or the

                                      A-3-4

Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based.

          If this Certificate constitutes a Rule 144A Global Certificate and a transfer of any interest in this Certificate is to be made without registration under the Securities Act, then (except under limited circumstances specified in the Agreement) the Certificate Owner desiring to effect such transfer shall be required to obtain either (i) a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as EXHIBIT F-2C to the Agreement, or (ii) an Opinion of Counsel to the effect that such prospective Transferee is a Qualified Institutional Buyer and such transfer may be made without registration under the Securities Act. Except as discussed below, if this Certificate constitutes a Rule 144A Global Certificate, then interests herein shall not be transferred to any Person who takes delivery other than in the form of an interest in this Rule 144A Global Certificate.

          Notwithstanding the preceding paragraph, if this Certificate constitutes a Rule 144A Global Certificate, then interests herein may be transferred (without delivery of any certificate or Opinion of Counsel described in the preceding paragraph) to any Person who takes delivery in the form of a beneficial interest in the Regulation S Global Certificate of the same Class as this Rule 144A Global Certificate upon delivery to the Certificate Registrar and the Trustee of (x) a certificate from the Certificate Owner desiring to effect such transfer substantially in the form attached as EXHIBIT F-1D to the Agreement and a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as EXHIBIT F-2D to the Agreement and (y) such written orders and instructions as are required under the applicable procedures of DTC, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in this Rule 144A Global Certificate, and credit the account of a Depository Participant by a denomination of interests in such Regulation S Global Certificate, that is equal to the denomination of beneficial interests in such Class to be transferred. Upon delivery to the Certificate Registrar of such certifications and such orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of DTC, shall reduce the denomination of this Rule 144A Global Certificate, and increase the denomination of the related Regulation S Global Certificate, by the denomination of the beneficial interest in such Class specified in such orders and instructions.

          Except as discussed below, if this Certificate constitutes a Regulation S Global Certificate, then beneficial interests in this Certificate shall not be transferred to any Person other than a non-United States Securities Person who takes delivery in the form of a beneficial interest in this Certificate, and the Certificate Owner desiring to effect such transfer shall be required to obtain from such Certificate Owner's prospective Transferee a certification substantially in the form attached as EXHIBIT F-2D to the Agreement. On or prior to the Release Date, beneficial interests in any Regulation S Global Certificate may be held only through Euroclear or Clearstream. After the Release Date, beneficial interests in any Regulation S Global Certificate may be held through Euroclear, Clearstream or any other direct account holder at DTC.

          Notwithstanding the preceding paragraph, if this Certificate constitutes a Regulation S Global Certificate, then interests in this Certificate may be transferred (without delivery of any certificate described in the preceding paragraph) to any Person who takes delivery in the form of a beneficial interest in the Rule 144A Global Certificate for the same Class as this Regulation S Global Certificate upon delivery to the Certificate Registrar and the Trustee of (i) a certificate from the

                                      A-3-5

Certificate Owner desiring to effect such transfer substantially in the form attached as EXHIBIT F-1C to the Agreement and a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as EXHIBIT F-2C to the Agreement and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in this Regulation S Global Certificate, and credit the account of a Depository Participant by a denomination of interests in such Rule 144A Global Certificate, that is equal to the denomination of beneficial interests to be transferred. Upon delivery to the Trustee of such certifications and such orders and instructions, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of this Regulation S Global Certificate, and increase the denomination of the related Rule 144A Global Certificate, by the denomination of the beneficial interest in such Class specified in such orders and instructions.

          Notwithstanding the foregoing, any interest in a Global Certificate may be transferred by any Certificate Owner holding such interest to any Person who takes delivery in the form of a Definitive Certificate of the same Class as such Global Certificate upon delivery to the Certificate Registrar and the Trustee of (i) such certifications and/or opinions as are contemplated above with respect to transfers of this Certificate in definitive form and (ii) such written orders and instructions as are required under the applicable procedures of the Depository, Clearstream and/or Euroclear to direct the Trustee to debit the account of a Depository Participant by a denomination of interests in such Global Certificate. Upon delivery to the Certificate Registrar of the certifications and/or opinions contemplated above with respect to transfers of this Certificate in definitive form, the Trustee, subject to and in accordance with the applicable procedures of the Depository, shall reduce the denomination of the subject Global Certificate, and cause a Definitive Certificate of the same Class as such Global Certificate, and in a denomination equal to the reduction in the denomination of such Global Certificate, to be executed, authenticated and delivered in accordance with this Agreement to the applicable Transferee.

          The Global Certificates shall be deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co. as nominee of DTC.

          None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class [E] [F] [G] [H] [J] [K] [L] [M] [N] [O] Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of this Certificate or any interest herein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, CSFB Corporation, the Trustee, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, any Fiscal Agent and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws or the provisions described in the preceding paragraphs.

          No transfer of this Certificate or any interest herein shall be made
(A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or

                                      A-3-6
with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of
Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate (and, if applicable, any Certificate Owner shall refuse to transfer an interest in this Certificate), unless it has received from the prospective Transferee either (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification to the effect that the purchase and holding of this Certificate by such prospective Transferee is exempt from the prohibited transaction provisions of Section 406 and 407 of ERISA and Section 4975 of the Code by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60; or (iii) if this Certificate is rated investment grade by at least one of the Rating Agencies and is being acquired by, on behalf of or with assets of a Plan in reliance upon Prohibited Transaction Exemption 89-90, a certification to the effect that such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Depositor, any Fiscal Agent, any Mortgage Loan Seller, any Exemption-Favored Party, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, any Sub-Servicer or any Borrower with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal of all the Mortgage Loans determined as of the Closing Date, or by an Affiliate of any such Person, and
(Z) agrees that it will obtain from each of its Transferees a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y); or (iv) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Certificate Registrar (or, if applicable, the Certificate Owner effecting the transfer) that such transfer will not result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code.

          If a Person is acquiring this Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Trustee to confirm that, it has
(i) sole investment discretion with respect to each such account and (ii) full power to make the acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account described above in this Certificate.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover

                                      A-3-7
any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

          [Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC, and accordingly, this Certificate shall constitute a Book-Entry Certificate.]

          The Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

          Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Co-op Master Servicer, the Co-op Special Servicer, the General Master Servicer, the General Special Servicer, or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund and (iii) the acquisition by the Sole Certificateholder(s) of all the Mortgage Loans and each REO Property remaining in the Trust in exchange for all the Certificates. The Agreement permits, but does not require, the Co-op Master Servicer, the Co-op Special Servicer, the General Master Servicer, the General Special Servicer, or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the Classes materially affected by the amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any

                                      A-3-8
amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements negotiated, made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                      A-3-9

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                              WELLS FARGO BANK MINNESOTA, N.A.
                              as Trustee

                              By:
                                 -----------------------------------------------
                                 Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class [E] [F] [G] [H] [J] [K] [L] [M] [N] [O] Certificates referred to in the within-mentioned Agreement.

Dated:

                              WELLS FARGO BANK MINNESOTA, N.A.
                              as Certificate Registrar

                              By:
                                 -----------------------------------------------
                                 Authorized Representative

                                     A-3-10

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
      (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: _____________________________________________________________
________________________________________________________________________________

Dated:

                              --------------------------------------------------
                              Signature by or on behalf of Assignor

                              --------------------------------------------------
                              Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The Assignee should include the following for purposes of distribution:

          Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________
________________________________________________________________________________
for the account of ____________________________________________________________.

          Distributions made by check (such check to be made payable to ___________________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

          This information is provided by _____________________________________, the Assignee named above, or __________________________________________________,
as its agent.

                                     A-3-11

                                   EXHIBIT A-4

                          FORM OF CLASS V CERTIFICATES

                           CLASS V COMMERCIAL MORTGAGE
                   PASS-THROUGH CERTIFICATE, SERIES 2002-CKN2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Closing Date: May 16, 2002                                      Percentage Interest evidenced by this Class V
                                                                Certificate: ______%
First Distribution Date: June 17, 2002

General Master Servicer:                                        Aggregate Stated Principal Balance of the Mortgage Loans
KeyCorp Real Estate Capital Markets, Inc. d/b/a Key             as of the Closing Date ("Initial Pool Balance"):
Commercial Mortgage                                             $918,137,952

General Special Servicer:
ARCap Special Servicing, Inc.

Co-op Master Servicer:                                          Trustee:
NCB, FSB                                                        Wells Fargo Bank Minnesota, N.A.

Co-op Special Servicer:
National Consumer Cooperative Bank

Certificate No. V-___                                           CUSIP No.:  ______________________

                                      A-4-1

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WELLS FARGO BANK MINNESOTA, N.A., KEYCORP REAL ESTATE CAPITAL MARKETS, INC. d/b/a KEY COMMERCIAL MORTGAGE, ARCAP SPECIAL SERVICING, INC., NCB, FSB, NATIONAL CONSUMER COOPERATIVE BANK, OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS ENTITLED ONLY TO CERTAIN ADDITIONAL INTEREST (IF ANY) RECEIVED IN RESPECT OF THE ARD LOANS, SUBJECT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class V Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 13, 2002 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor", which term includes any successor entity under the Agreement), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer", which term includes any successor entity under the Agreement), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer", which term includes any successor entity under the Agreement), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer", which term includes any successor entity under the Agreement), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer", which term includes any successor entity under the Agreement), and Wells Fargo

                                      A-4-2

Bank Minnesota, N.A. as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on that date (the "Distribution Date") each month that is the fourth Business Day following the Determination Date in such month, to the Pkerson in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class V Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

          The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Accounts and, if established, the REO Accounts may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

          This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act, then (except under the limited circumstances specified in the Agreement) the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as EXHIBIT F-1A to the Agreement; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as EXHIBIT F-1B to the Agreement and a certificate from such Certificateholder's

                                      A-4-3
prospective Transferee substantially in the form attached either as EXHIBIT F-2A or as EXHIBIT F-2B to the Agreement; or (iii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. Any Certificateholder desiring to effect a transfer, sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, Credit Suisse First Boston Corporation, the Trustee, any Fiscal Agent, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

          No transfer of this Certificate or any interest herein shall be made
(A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee either (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Trustee that such transfer will not result in a violation of
Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code.

          If a Person is acquiring this Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Trustee to confirm that, it has
(i) sole investment discretion with respect to each such account and (ii) full power to make the acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account described above in this Certificate.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                                      A-4-4

          No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

          The Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

          Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Co-op Master Servicer, the Co-op Special Servicer, the General Master Servicer, the General Special Servicer, or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund and (iii) the acquisition by the Sole Certificateholder(s) of all the Mortgage Loans and each REO Property remaining in the Trust Fund in exchange for all the Certificates. The Agreement permits, but does not require, the Co-op Master Servicer, the Co-op Special Servicer, the General Master Servicer, the General Special Servicer, or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right may effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the Classes materially affected by the amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

                                      A-4-5

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements negotiated, made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                      A-4-6

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                              WELLS FARGO BANK MINNESOTA, N.A.
                              as Trustee

                              By:
                                 -----------------------------------------------
                              Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class V Certificates referred to in the within-mentioned Agreement.

Dated:

                              WELLS FARGO BANK MINNESOTA, N.A.
                              as Certificate Registrar

                              By:
                                 -----------------------------------------------
                              Authorized Representative

                                      A-4-7

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
          (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: _____________________________________________________________
________________________________________________________________________________

Dated:

                              --------------------------------------------------
                              Signature by or on behalf of Assignor

                              --------------------------------------------------
                              Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The Assignee should include the following for purposes of distribution:

          Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ ___________________________________________ for the account of _________________
_______________________________________________________________________________.

          Distributions made by check (such check to be made payable to ___________________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

          This information is provided by _____________________________________, the Assignee named above, or __________________________________________________,
as its agent.

                                      A-4-8

                                   EXHIBIT A-5

                          FORM OF CLASS R CERTIFICATES

                           CLASS R COMMERCIAL MORTGAGE
                   PASS-THROUGH CERTIFICATE, SERIES 2002-CKN2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Closing Date: May 16, 2002                                      Percentage Interest evidenced by this Class R
                                                                Certificate: ___%
First Distribution Date: June 17, 2002

General Master Servicer:                                        Aggregate Stated Principal Balance of the Mortgage Loans
KeyCorp Real Estate Capital Markets, Inc. d/b/a Key             as of the Closing Date ("Initial Pool Balance"):
Commercial Mortgage                                             $918,137,952

General Special Servicer:
ARCap Special Servicing, Inc.

Co-op Master Servicer:                                          Trustee:
NCB, FSB                                                        Wells Fargo Bank Minnesota, N.A.

Co-op Special Servicer:
National Consumer Cooperative Bank

Certificate No. R-___                                           CUSIP No.: __________________

                                      A-5-1

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
(B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WELLS FARGO BANK MINNESOTA, N.A., KEYCORP REAL ESTATE CAPITAL MARKETS, INC. d/b/a KEY COMMERCIAL MORTGAGE, ARCAP SPECIAL SERVICING, INC., NCB, FSB, NATIONAL CONSUMER COOPERATIVE BANK, OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES AS AND TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE EVIDENCES OWNERSHIP OF THE "RESIDUAL INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS" (EACH A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS, IF ANY, ON THIS CERTIFICATE.

                                      A-5-2

          This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Class R Certificates. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 13, 2002 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor", which term includes any successor entity under the Agreement), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer", which term includes any successor entity under the Agreement), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer", which term includes any successor entity under the Agreement), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer", which term includes any successor entity under the Agreement), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer", which term includes any successor entity under the Agreement), and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, beginning on the First Distribution Date specified above, distributions will be made on that date (the "Distribution Date") each month that is the fourth Business Day following the Determination Date in such month, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class R Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no later than the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

          The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account, the Collection Accounts and, if established, the REO Accounts may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

          This Certificate is issuable in fully registered form only without coupons. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for

                                      A-5-3
new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer, sale, pledge or other disposition of this Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Certificate is to be made without registration under the Securities Act, then (except under the limited circumstances specified in the Agreement) the Certificate Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as EXHIBIT F-1A to the Agreement; or (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as EXHIBIT F-1B to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as EXHIBIT F-2A or as EXHIBIT F-2B to the Agreement; or (iii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. Any Certificateholder desiring to effect a transfer, sale, pledge or other disposition of this Certificate or any interest herein shall, and does hereby agree to, indemnify the Depositor, Credit Suisse First Boston Corporation, the Trustee, any Fiscal Agent, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, and the Certificate Registrar against any liability that may result if such transfer, sale, pledge or other disposition is not exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

          No transfer of this Certificate or any interest herein shall be made
(A) to any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Certificate or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if the purchase and holding of this Certificate or such interest herein by the prospective Transferee would result in a violation of Section 406 or 407 of ERISA or Section 4975 of the Code or would result in the imposition of an excise tax under Section 4975 of the Code. Except in limited circumstances, the Certificate Registrar shall refuse to register the transfer of this Certificate unless it has received from the prospective Transferee either: (i) a certification to the effect that such prospective Transferee is not a Plan and is not directly or indirectly purchasing this Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) a certification of facts and an Opinion of Counsel which otherwise establish to the reasonable satisfaction of the Trustee that such transfer will not result in a violation of
Section 406 or 407 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code.

                                      A-5-4

          Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by its acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of SECTION 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such SECTION 5.02(d), to have irrevocably authorized the Trustee (i) to deliver payments to a Person other than such Person and (ii) to negotiate the terms of any mandatory disposition, to execute all instruments of Transfer and to do all other things necessary in connection with any such disposition. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as EXHIBIT H-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of SECTION 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of either the Certificate Registrar or Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected. In connection therewith, the Certificate Registrar shall not register the transfer of an Ownership Interest in this Certificate to any entity classified as a partnership under the Code unless at the time of transfer, all of its beneficial owners are United States Persons.

          Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as EXHIBIT H-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

          The provisions of SECTION 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not result in an Adverse Rating Event with respect to any Class of Rated Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause any REMIC Pool to cease to qualify as a REMIC or be subject to an entity-level tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

                                      A-5-5

          A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" and a "Non-United States Person". In addition, if such Transferee is classified as a partnership under the Code, such Transferee can only be a "Permitted Transferee" if, among other things, all of its beneficial owners are United States Persons.

          A "Disqualified Organization" is any of (i) the United States or a possession thereof, any State or political subdivision thereof or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

          If a Person is acquiring this Certificate as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Trustee to confirm that, it has
(i) sole investment discretion with respect to each such account and (ii) full power to make the acknowledgments, representations, warranties, certifications and/or agreements with respect to each such account described above in this Certificate.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                                      A-5-6

          No service charge will be imposed for any registration of transfer or exchange of this Certificate, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

          The Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent, the Certificate Registrar and any agent of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee, any Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

          Subject to certain terms and conditions set forth in the Agreement, the Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, (ii) the purchase by the Co-op Master Servicer, the Co-op Special Servicer, the General Master Servicer, the General Special Servicer, or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders, at a price determined as provided in the Agreement, of all the Mortgage Loans and each REO Property remaining in the Trust Fund and (iii) the acquisition by the Sole Certificateholder(s) of all the Mortgage Loans and each REO Property remaining in the Trust Fund in exchange for all of the Certificates. The Agreement permits, but does not require, the Co-op Master Servicer, the Co-op Special Servicer, the General Master Servicer, the General Special Servicer, or any single Controlling Class Certificateholder or group of Controlling Class Certificateholders to purchase from the Trust Fund all the Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1.0% of the Initial Pool Balance.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee and any Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Trustee and any Fiscal Agent with the consent of the Holders of Certificates entitled to not less than 51% of the Voting Rights allocated to all of the Classes materially affected by the amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of any REMIC Pool as a REMIC, without the consent of the Holders of any of the Certificates.

                                      A-5-7

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

          This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements negotiated, made and to be performed entirely in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                                      A-5-8

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                              WELLS FARGO BANK MINNESOTA, N.A.
                              as Trustee

                              By:
                                 -----------------------------------------------
                                 Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class R Certificates referred to in the within-mentioned Agreement.

Dated:

                              WELLS FARGO BANK MINNESOTA, N.A.
                              as Certificate Registrar

                              By:
                                 -----------------------------------------------
                                 Authorized Representative

                                      A-5-9

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
          (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: _____________________________________________________________
________________________________________________________________________________

Dated:

                              --------------------------------------------------
                              Signature by or on behalf of Assignor

                              --------------------------------------------------
                              Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The Assignee should include the following for purposes of distribution:

          Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to __________________________________ _____________________________________________________________ for the account of
_______________________________________________________________________________.

          Distributions made by check (such check to be made payable to ___________________________) and all applicable statements and notices should be mailed to _____________________________________________________________________.

          This information is provided by _____________________________________, the Assignee named above, or __________________________________________________,
as its agent.

                                     A-5-10

                                  EXHIBIT B-1A

                        SCHEDULE OF COLUMN MORTGAGE LOANS

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN2

                                COLUMN COLLATERAL

                                                                                                                  ZIP
 #   CROSSED  PROPERTY NAME                                      ADDRESS                     CITY        STATE   CODE
-----------------------------------------------------------------------------------------------------------------------
 1            Paradise Island Apartments           8787  Southside Boulevard           Jacksonville        FL    32256
 2            Beaver Valley Mall                   N/S Route 18 at Valley View Drive   Center Township     PA    15061
 3            PNC Center                           201 E. 5th St.                      Cincinnati          OH    45202
 4            330 West 34th Street                 330 W 34th St                       New York            NY    10001
 5            San Bruno Towne Center               1230 - 1278 El Camino Real          San Bruno           CA    94066
 6            Verandah                             18802 NW 57th Avenue                Miami               FL    33015
 8     (A)    WestCoast Grand Hotel at the Park    303 West North River Drive          Spokane             WA    99201
 9     (A)    WestCoast Olympia Hotel              2300 Evergreen Park Drive           Olympia             WA    98502
 10           1101 King Street                     1101 King Street                    Alexandria          VA    22314
 11           Aventura Corporate Center            20803 Biscayne Blvd                 Aventura            FL    33180
 12           Gateway Office Building              33533 W. Twelve Mile Road           Farmington Hills    MI    48331
 13           Crystal River Mall                   1801 NW US Highway 19               Crystal River       FL    34428
 15           Bay West Commerce Park               5660-5840 West Cypress Street       Tampa               FL    33607
 16           Daley Corporate Center               3870-3890 Murphy Canyon Road        San Diego           CA    92123
 17           700 KMS Building                     3621 South State Street             Ann Arbor           MI    48108
 18           Copperwood Village - Phase 3         6615 State Highway 6 North          Houston             TX    77064
 19           Laurel Office Park II                17187 N. Laurel Park Drive          Livonia             MI    48152
 20           Woodhollow Apartments                5739 Kingsgate Drive                Orlando             FL    32839

                                                                                       MORTGAGE     CO-OP
                                                                MORTGAGE                 LOAN        LOAN     ORIGINAL     CUT-OFF
 #   CROSSED  PROPERTY NAME                                    ORIGINATOR               SELLER    (YES/NO)    BALANCE      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
 1            Paradise Island Apartments            Union Capital Investments, LLC    Column         No      $55,000,000 $55,000,000
 2            Beaver Valley Mall                    Column Financial, Inc.            Column         No      $48,000,000 $47,963,367
 3            PNC Center                            Column Financial, Inc.            Column         No      $44,500,000 $44,441,758
 4            330 West 34th Street                  Column Financial, Inc.            Column         No      $40,000,000 $39,983,418
 5            San Bruno Towne Center                Column Financial, Inc.            Column         No      $31,000,000 $30,911,804
 6            Verandah                              Column Financial, Inc.            Column         No      $25,000,000 $24,935,677
 8     (A)    WestCoast Grand Hotel at the Park     Column Financial, Inc.            Column         No      $14,000,000 $13,887,463
 9     (A)    WestCoast Olympia Hotel               Column Financial, Inc.            Column         No      $ 6,800,000 $ 6,745,339
 10           1101 King Street                      Column Financial, Inc.            Column         No      $18,500,000 $18,475,109
 11           Aventura Corporate Center             Union Capital Investments, LLC    Column         No      $18,300,000 $18,286,901
 12           Gateway Office Building               Column Financial, Inc.            Column         No      $17,000,000 $16,935,702
 13           Crystal River Mall                    CSFB                              Column         No      $16,300,000 $16,097,825
 15           Bay West Commerce Park                Column Financial, Inc.            Column         No      $13,000,000 $12,966,723
 16           Daley Corporate Center                Column Financial, Inc.            Column         No      $12,000,000 $11,972,545
 17           700 KMS Building                      Column Financial, Inc.            Column         No      $11,500,000 $11,484,372
 18           Copperwood Village - Phase 3          Column Financial, Inc.            Column         No      $11,100,000 $11,084,991
 19           Laurel Office Park II                 Column Financial, Inc.            Column         No      $11,000,000 $10,958,395
 20           Woodhollow Apartments                 Column Financial, Inc.            Column         No      $10,500,000 $10,473,123

                                                                INITIAL
                                                                INTEREST  ORIG     REM.     ORIG      REM.
                                                       FEE/       ONLY   AMORT.   AMORT.   TERM TO   TERM TO  INTEREST  GRACE
 #   CROSSED  PROPERTY NAME                          LEASEHOLD    TERM    TERM     TERM   MATURITY  MATURITY    RATE    DAYS
------------------------------------------------------------------------------------------------------------------------------
 1            Paradise Island Apartments                Fee       12       360     360      120       116     7.380%     0
 2            Beaver Valley Mall                        Fee        0       360     359      120       119     7.360%     0
 3            PNC Center                                Fee        0       360     358      120       118     7.410%     0
 4            330 West 34th Street                      Fee        0       478     477      120       119     6.750%     0
 5            San Bruno Towne Center                    Fee        0       360     356      120       116     7.760%     0
 6            Verandah                                  Fee        0       360     357      120       117     7.220%     0
 8     (A)    WestCoast Grand Hotel at the Park         Fee        0       300     292      120       112     8.080%     0
 9     (A)    WestCoast Olympia Hotel                   Fee        0       300     292      120       112     8.080%     0
 10           1101 King Street                          Fee        0       360     358      120       118     7.300%     0
 11           Aventura Corporate Center                 Fee        0       360     359      120       119     7.680%     0
 12           Gateway Office Building                   Fee        0       360     355      120       115     7.200%     0
 13           Crystal River Mall                        Fee        0       360     342      120       102     7.630%     0
 15           Bay West Commerce Park                    Fee        0       360     357      120       117     7.250%     0
 16           Daley Corporate Center                    Fee        0       360     357       60        57     7.910%     0
 17           700 KMS Building                          Fee        0       360     358      120       118     7.260%     0
 18           Copperwood Village - Phase 3              Fee        0       360     358      120       118     7.280%     0
 19           Laurel Office Park II                     Fee        0       360     355      120       115     7.200%     0
 20           Woodhollow Apartments                     Fee        0       360     357      120       117     7.250%     0

                                                      INTEREST
                                                    CALCULATION               FIRST
                                                     (30/360 /    MONTHLY    PAYMENT                              DEFEASANCE
 #   CROSSED  PROPERTY NAME                          ACTUAL/360)  PAYMENT     DATE       ARD    DEFEASANCE        PROVISION
-----------------------------------------------------------------------------------------------------------------------------------
 1            Paradise Island Apartments            Actual/360    $380,059     2/11/02      N/A     Yes      Lock/28_Def/89_0%/3
 2            Beaver Valley Mall                    Actual/360    $331,034     5/11/02  4/11/12     Yes      Lock/25_Def/92_0%/3
 3            PNC Center                            Actual/360    $308,413     4/11/02  3/11/12     Yes      Lock/26_Def/91_0%/3
 4            330 West 34th Street                  Actual/360    $241,582     5/11/02  4/11/12     Yes      Lock/25_Def/92_0%/3
 5            San Bruno Towne Center                Actual/360    $222,302     2/11/02      N/A     Yes      Lock/28_Def/86_0%/6
 6            Verandah                              Actual/360    $170,036     3/11/02      N/A     Yes      Lock/27_Def/87_0%/6
 8     (A)    WestCoast Grand Hotel at the Park     Actual/360    $108,797    10/11/01      N/A     Yes      Lock/32_Def/85_0%/3
 9     (A)    WestCoast Olympia Hotel               Actual/360    $ 52,844    10/11/01      N/A     Yes      Lock/32_Def/85_0%/3
 10           1101 King Street                      Actual/360    $126,831     4/11/02      N/A     Yes      Lock/26_Def/88_0%/6
 11           Aventura Corporate Center             Actual/360    $130,219     5/11/02      N/A     Yes      Lock/25_Def/89_0%/6
 12           Gateway Office Building               Actual/360    $115,394     1/11/02      N/A     Yes      Lock/29_Def/88_0%/3
 13           Crystal River Mall                    Actual/360    $115,426    12/11/00 11/11/10     Yes      Lock/42_Def/75_0%/3
 15           Bay West Commerce Park                Actual/360    $ 88,683     3/11/02      N/A     Yes      Lock/27_Def/90_0%/3
 16           Daley Corporate Center                Actual/360    $ 87,300     3/11/02      N/A     Yes      Lock/27_Def/30_0%/3
 17           700 KMS Building                      Actual/360    $ 78,528     4/11/02      N/A     Yes      Lock/26_Def/91_0%/3
 18           Copperwood Village - Phase 3          Actual/360    $ 75,948     4/11/02      N/A     Yes      Lock/26_Def/91_0%/3
 19           Laurel Office Park II                 Actual/360    $ 74,667     1/11/02      N/A     Yes      Lock/29_Def/88_0%/3
 20           Woodhollow Apartments                 Actual/360    $ 71,629     3/11/02      N/A     Yes      Lock/27_Def/87_0%/6

                                     B-1A-1

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN2

                                COLUMN COLLATERAL

                                                   SERVICING                 CONTRACTUAL
                                                      AND     ENGINEERING     RECURRING      LC & TI    CONTRACTUAL     TAX &
                                                    TRUSTEE   RESERVE AT     REPLACEMENT    RESERVE AT   RECURRING    INSURANCE
 #   CROSSED  PROPERTY NAME                          FEES     ORIGINATION   RESERVE/FF&E   Origination     LC&TI       ESCROWS
--------------------------------------------------------------------------------------------------------------------------------
 1            Paradise Island Apartments            0.0530%            N/A        $196,000          N/A          N/A    Both
 2            Beaver Valley Mall                    0.0530%     $1,929,025        $128,000          N/A          N/A    Both
 3            PNC Center                            0.0530%     $   29,350        $ 99,479          N/A     $300,000    Both
 4            330 West 34th Street                  0.0530%            N/A             N/A          N/A          N/A    Both
 5            San Bruno Towne Center                0.0530%            N/A        $ 24,000          N/A     $ 60,000    Both
 6            Verandah                              0.0530%     $   23,625        $110,000          N/A          N/A    Both
 8     (A)    WestCoast Grand Hotel at the Park     0.0530%            N/A        $      0          N/A          N/A    Both
 9     (A)    WestCoast Olympia Hotel               0.0530%            N/A        $      0          N/A          N/A    Both
 10           1101 King Street                      0.0530%     $   13,250        $ 33,000     $ 12,409     $148,906    Both
 11           Aventura Corporate Center             0.0530%     $   11,750        $ 31,663          N/A          N/A    Both
 12           Gateway Office Building               0.0530%     $  291,663             N/A     $250,000     $709,092    Both
 13           Crystal River Mall                    0.0530%            N/A        $ 65,253          N/A     $102,515     Tax
 15           Bay West Commerce Park                0.0530%     $   19,168        $ 82,897     $ 60,000     $170,273    Both
 16           Daley Corporate Center                0.0530%     $   19,813        $ 25,490          N/A     $194,000    Both
 17           700 KMS Building                      0.0730%     $    3,750        $ 18,888     $ 12,084     $145,008    Both
 18           Copperwood Village - Phase 3          0.0530%            N/A             N/A     $226,740     $ 36,000    Both
 19           Laurel Office Park II                 0.0530%     $   71,500        $ 18,551          N/A          N/A    Both
 20           Woodhollow Apartments                 0.0530%     $  119,813        $ 79,500          N/A          N/A    Both

                                                     INITIAL           INITIAL OTHER       CONTRACTUAL        CONTRACTUAL
                                                      OTHER              RESERVE             OTHER           OTHER RESERVE
 #   CROSSED  PROPERTY NAME                          RESERVE           DESCRIPTION          RESERVE           DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------
 1            Paradise Island Apartments            N/A        N/A                           N/A          N/A
 2            Beaver Valley Mall                    N/A        N/A                           $25,000      Sears Reserve capped at
                                                                                                          $1,500,000.
 3            PNC Center                            $2,220,650 Initial Rollover Reserve      N/A          N/A
                                                               of $1,750,000 and Initial
                                                               Renovation Reserve of
                                                               $470,650.
 4            330 West 34th Street                  $  241,582 Initial Debt Service          N/A          N/A
                                                               Reserve.
 5            San Bruno Towne Center                $  100,000 Liquidity Reserve Capped      N/A          N/A
                                                               at $1,000,000.
 6            Verandah                              N/A        N/A                           N/A          N/A
 8     (A)    WestCoast Grand Hotel at the Park     N/A        N/A                           N/A          N/A
 9     (A)    WestCoast Olympia Hotel               N/A        N/A                           N/A          N/A
 10           1101 King Street                      N/A        N/A                           N/A          N/A
 11           Aventura Corporate Center             N/A        N/A                           N/A          N/A
 12           Gateway Office Building               N/A        N/A                           N/A          N/A
 13           Crystal River Mall                    N/A        N/A                           N/A          N/A
 15           Bay West Commerce Park                $  421,224 Initial TI/LC Reserve of      N/A          N/A
                                                               the Wolf spance ($233,064)
                                                               and the AML space
                                                               ($188,169).
 16           Daley Corporate Center                N/A        N/A                           N/A          N/A
 17           700 KMS Building                      $  444,733 Initial Renovation Reserve.   N/A          N/A
 18           Copperwood Village - Phase 3          N/A        N/A                           N/A          N/A
 19           Laurel Office Park II                 N/A        N/A                           N/A          N/A
 20           Woodhollow Apartments                 N/A        N/A                           N/A          N/A

                                                                          LETTER                                EARNOUT
                                                   LETTER OF             OF CREDIT       EARNOUT                RESERVE
 #   CROSSED  PROPERTY NAME                         CREDIT              DESCRIPTION      RESERVE              DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 1            Paradise Island Apartments           $3,500,000   Credit Enhancement        N/A        N/A
                                                                Letter of Credit
 2            Beaver Valley Mall                   N/A          N/A                       N/A        N/A
 3            PNC Center                           N/A          N/A                       N/A        N/A
 4            330 West 34th Street                 N/A          N/A                       N/A        N/A
 5            San Bruno Towne Center               N/A          N/A                       N/A        N/A
 6            Verandah                             N/A          N/A                       N/A        N/A
 8     (A)    WestCoast Grand Hotel at the Park    N/A          N/A                       N/A        N/A
 9     (A)    WestCoast Olympia Hotel              N/A          N/A                       N/A        N/A
 10           1101 King Street                     N/A          N/A                       N/A        N/A
 11           Aventura Corporate Center            $  600,000   TI/LC Letter of Credit    N/A        N/A
 12           Gateway Office Building              $1,200,000   Letter of Credit for      $1,200,000 Release upon: 1) Retenanting
                                                                Releasing of Intergraph              of Integraph Space 2) property
                                                                Corporation space.                   collects $234,500 in monthly
                                                                                                     base rent, 3) No adverse change
                                                                                                     to rent rolls and financial
                                                                                                     condition of the tenants
 13           Crystal River Mall                   N/A          N/A                       N/A        N/A
 15           Bay West Commerce Park               N/A          N/A                       N/A        N/A
 16           Daley Corporate Center               $  250,000   Debt Service Letter of    $  250,000 Release upon: 1) Property
                                                                                                     achieves 90% occupancy 2)
                                                                                                     Property generates $2,087,000
                                                                                                     in annual gross base rent 3) U
                                                                                                     of Phoenix  Space if fully
                                                                                                     retenanted.
 17           700 KMS Building                     N/A          N/A                       N/A        N/A
 18           Copperwood Village - Phase 3         N/A          N/A                       $    6,000 Release Upon: 1) Tenant
                                                                                                     Claire's taking occupancy and
                                                                                                     paying rent 2) Delivery of
                                                                                                     Tenant Estoppel and SDNA 3) No
                                                                                                     adverse change in financial of
                                                                                                     Claire's.
 19           Laurel Office Park II                N/A          N/A                       N/A        N/A
 20           Woodhollow Apartments                N/A          N/A                       N/A        N/A

                                                    ADDITIONAL  ADDITIONAL       ADDITIONAL
                                                    COLLATERAL  COLLATERAL       COLLATERAL
 #   CROSSED  PROPERTY NAME                           AMOUNT    EVENT DATE       DESCRIPTION
--------------------------------------------------------------------------------------------------------------------
 1            Paradise Island Apartments            N/A         N/A         N/A
 2            Beaver Valley Mall                    N/A         N/A         N/A
 3            PNC Center                            N/A         N/A         N/A
 4            330 West 34th Street                  N/A         N/A         N/A
 5            San Bruno Towne Center                N/A         N/A         N/A
 6            Verandah                              N/A         N/A         N/A
 8     (A)    WestCoast Grand Hotel at the Park     N/A         N/A         N/A
 9     (A)    WestCoast Olympia Hotel               N/A         N/A         N/A
 10           1101 King Street                      N/A         N/A         N/A
 11           Aventura Corporate Center             N/A         N/A         N/A
 12           Gateway Office Building               $1,200,000  12/31/02    Released upon: 1) Retenanting
                                                                            of Integraph Space 2) property
                                                                            collects $234,500 in monthly base
                                                                            rent, 3) No adverse change to rent
                                                                            rolls and financial condition of
                                                                            the tenants
 13           Crystal River Mall                    N/A         N/A         N/A
 15           Bay West Commerce Park                N/A         N/A         N/A
 16           Daley Corporate Center                N/A         N/A         N/A
 17           700 KMS Building                      N/A         N/A         N/A
 18           Copperwood Village - Phase 3          $    6,000  12/11/02    Release Upon: 1) Tenant Claire's
                                                                            taking occupancy and paying rent
                                                                            2) Delivery of Tenant Estoppel
                                                                            and SDNA 3) No adverse change
                                                                            in financial of Claire's.
 19           Laurel Office Park II                 N/A         N/A         N/A
 20           Woodhollow Apartments                 N/A         N/A         N/A

                                     B-1A-2

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN2

                                COLUMN COLLATERAL

#    CROSSED   PROPERTY NAME                                   ADDRESS                                     CITY            STATE
--------------------------------------------------------------------------------------------------------------------------------
 22            880 & 990 Buildings                  880 Commerce Road West & 990 North
                                                    Corporate Drive                                    New Orleans          LA
 23            Wood Forest Glen Apartments          550 Normandy Drive                                 Houston              TX
 25            King City Center                     500-570 Canal Street                               King City            CA
 27            Crown Plaza Apartments               3601 Clarks Creek Road                             Plainfield           IN
 29            Mission Viejo Garden Plaza Office    27001 La Paz Road                                  Mission Viejo        CA
 30            Entrada Pointe Apartments            900 County Club Drive NW                           Rio Rancho           NM
 31            North Oaks Village Center            100-895 Village Center Drive                       North Oaks           MN
 32            Oakbrook Apartments                  9924 Oakbrook Drive                                Charlotte            NC
 33            Eagles Landing                       238 East Oates Road                                Garland              TX
 35            The Falls at Tampa Bay Apartments    4610 North Armenia Avenue                          Tampa                FL
 40     (B)    Beckett Office Building              8050 & 8080 Princenton-Glendale Road               West Chester         OH
 41     (B)    Mason Office Building                7577 Central Park Boulevard                        Mason                OH
 42     (B)    Beckett Retail Center                8095-8115 Princenton-Glendale Road                 West Chester         OH
 43            Kingston Village Apartments          940 Douglas Avenue                                 Altamonte Springs    FL
 44            Chalk Hill Court Office Building     20355 Ventura Boulevard                            Woodland Hills       CA
 45            EZ Storage - Beltsville              10401 Rhode Island Ave.                            Beltsville           MD
 46            Tiffany Square                       6209  I40 West                                     Amarillo             TX
 50            EZ Storage - Ellicott City           3487 South Chevrolet Drive                         Ellicott             MD
 52            Wrigley Market Place                 NWC Long Beach & Willow Street                     Long Beach           CA
 53            Village Green Apartments             6195 Village Green Circle                          Portage              MI
 57            Rivers Edge Plaza                    550-574 Jackson Boulevard                          Dunn                 NC
 58     (C)    309, 315 and 319 Old York Road       309, 315 and 319 Old York Road                     Jenkintown           PA
 59     (C)    700-719 West Avenue                  700-719 West Avenue                                Jenkintown           PA
 60     (C)    325 (331) Old York Road              325 Old York Road                                  Jenkintown           PA
 63            Montclair Business Park              4701 Holt Avenue                                   Montclair            CA

                                                                                        MORTGAGE    CO-OP
                                                 ZIP           MORTGAGE                   LOAN       LOAN       ORIGINAL   CUT-OFF
#    CROSSED   PROPERTY NAME                     CODE         ORIGINATOR                 SELLER    (YES/NO)     BALANCE    BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
 22            880 & 990 Buildings               70123  Column Financial, Inc.           Column         No     $9,500,000 $9,492,64
 23            Wood Forest Glen Apartments       77015  Column Financial, Inc.           Column         No     $9,350,000 $9,282,77
 25            King City Center                  93930  Column Financial, Inc.           Column         No     $9,000,000 $8,971,03
 27            Crown Plaza Apartments            46168  Column Financial, Inc.           Column         No     $8,300,000 $8,269,07
 29            Mission Viejo Garden Plaza Office 92691  Column Financial, Inc.           Column         No     $8,200,000 $8,179,88
 30            Entrada Pointe Apartments         87124  Column Financial, Inc.           Column         No     $8,100,000 $8,088,43
 31            North Oaks Village Center         55127  Column Financial, Inc.           Column         No     $7,950,000 $7,927,10
 32            Oakbrook Apartments               28210  Column Financial, Inc.           Column         No     $7,870,000 $7,848,93
 33            Eagles Landing                    75043  Column Financial, Inc.           Column         No     $7,500,000 $7,471,26
 35            The Falls at Tampa Bay Apartments 33603  Column Financial, Inc.           Column         No     $7,400,000 $7,371,70
 40     (B)    Beckett Office Building           45069  Column Financial, Inc.           Column         No     $3,075,000 $3,060,41
 41     (B)    Mason Office Building             45040  Column Financial, Inc.           Column         No     $2,100,000 $2,090,03
 42     (B)    Beckett Retail Center             45069  Column Financial, Inc.           Column         No     $1,425,000 $1,418,24
 43            Kingston Village Apartments       32714  Column Financial, Inc.           Column         No     $6,550,000 $6,518,61
 44            Chalk Hill Court Office Building  91364  Column Financial, Inc.           Column         No     $6,400,000 $6,371,21
 45            EZ Storage - Beltsville           20705  Column Financial, Inc.           Column         No     $6,350,000 $6,343,30
 46            Tiffany Square                    79106  Column Financial, Inc.           Column         No     $6,360,000 $6,340,48
 50            EZ Storage - Ellicott City        21042  Column Financial, Inc.           Column         No     $5,700,000 $5,693,98
 52            Wrigley Market Place              90806  Column Financial, Inc.           Column         No     $5,450,000 $5,429,94
 53            Village Green Apartments          49024  Column Financial, Inc.           Column         No     $5,400,000 $5,395,91
 57            Rivers Edge Plaza                 28339  Union Capital Investments, LLC   Column         No     $4,600,000 $4,589,13
 58     (C)    309, 315 and 319 Old York Road    19046  Column Financial, Inc.           Column         No     $2,962,000 $2,943,61
 59     (C)    700-719 West Avenue               19046  Column Financial, Inc.           Column         No     $  888,000 $ 882,487
 60     (C)    325 (331) Old York Road           19046  Column Financial, Inc.           Column         No     $  750,000 $ 745,344
 63            Montclair Business Park           91763  Column Financial, Inc.           Column         No     $4,400,000 $4,389,22

                                                               INITIAL
                                                               INTEREST   ORIG     REM.    ORIG      REM.
                                                       FEE/      ONLY     AMORT.  AMORT.  TERM TO   TERM TO   INTEREST  GRACE
#    CROSSED   PROPERTY NAME                        LEASEHOLD    TERM     TERM    TERM    MATURITY  MATURITY    RATE    DAYS
-------------------------------------------------------------------------------------------------------------------------------
 22            880 & 990 Buildings                      Fee         0       360     359      120       119     7.290%     0
 23            Wood Forest Glen Apartments              Fee         0       360     349      120       109     7.710%     0
 25            King City Center                         Fee         0       360     356      120       116     7.140%     0
 27            Crown Plaza Apartments                   Fee         0       360     355      120       115     7.270%     0
 29            Mission Viejo Garden Plaza Office        Fee         0       360     357      120       117     7.500%     0
 30            Entrada Pointe Apartments                Fee         0       360     358      120       118     7.060%     0
 31            North Oaks Village Center                Fee         0       360     356      120       116     7.700%     0
 32            Oakbrook Apartments                      Fee         0       360     357      120       117     6.990%     0
 33            Eagles Landing                           Fee         0       360     355      120       115     7.140%     0
 35            The Falls at Tampa Bay Apartments        Fee         0       360     355      120       115     7.150%     0
 40     (B)    Beckett Office Building                  Fee         0       360     353      120       113     7.610%     0
 41     (B)    Mason Office Building                    Fee         0       360     353      120       113     7.610%     0
 42     (B)    Beckett Retail Center                    Fee         0       360     353      120       113     7.610%     0
 43            Kingston Village Apartments              Fee         0       360     354      120       114     7.000%     0
 44            Chalk Hill Court Office Building         Fee         0       360     354      120       114     7.300%     0
 45            EZ Storage - Beltsville                  Fee         0       300     299      120       119     7.980%    10
 46            Tiffany Square                           Fee         0       360     356      120       116     7.380%     0
 50            EZ Storage - Ellicott City               Fee         0       300     299      120       119     7.980%    10
 52            Wrigley Market Place                  Leasehold      0       300     297      120       117     7.450%     0
 53            Village Green Apartments                 Fee         0       360     359      120       119     7.400%     0
 57            Rivers Edge Plaza                        Fee         0       360     357      120       117     7.720%     0
 58     (C)    309, 315 and 319 Old York Road           Fee         0       360     349      120       109     8.310%     0
 59     (C)    700-719 West Avenue                      Fee         0       360     349      120       109     8.310%     0
 60     (C)    325 (331) Old York Road                  Fee         0       360     349      120       109     8.310%     0
 63            Montclair Business Park                  Fee         0       360     357      120       117     7.510%     0

                                                     INTEREST
                                                    CALCULATION                 FIRST
                                                     (30/360/       MONTHLY    PAYMENT                             DEFEASANCE
#    CROSSED   PROPERTY NAME                        ACTUAL/360)     PAYMENT     DATE      ARD    DEFEASANCE        PROVISION
---------------------------------------------------------------------------------------------------------------------------------
 22            880 & 990 Buildings                  Actual/360      $65,065    5/11/02     N/A      Yes       Lock/25_Def/92_0%/3
 23            Wood Forest Glen Apartments          Actual/360      $66,726    7/11/01     N/A      Yes       Lock/35_Def/82_0%/3
 25            King City Center                     Actual/360      $60,726    2/11/02     N/A      Yes       Lock/28_Def/89_0%/3
 27            Crown Plaza Apartments               Actual/360      $56,733    1/11/02     N/A      Yes       Lock/29_Def/88_0%/3
 29            Mission Viejo Garden Plaza Office    Actual/360      $57,336    3/11/02     N/A      Yes       Lock/27_Def/90_0%/3
 30            Entrada Pointe Apartments            Actual/360      $54,216    4/11/02     N/A      Yes       Lock/26_Def/91_0%/3
 31            North Oaks Village Center            Actual/360      $56,680    2/11/02     N/A      Yes       Lock/28_Def/89_0%/3
 32            Oakbrook Apartments                  Actual/360      $52,306    3/11/02     N/A      Yes       Lock/27_Def/90_0%/3
 33            Eagles Landing                       Actual/360      $50,605    1/11/02     N/A      Yes       Lock/29_Def/85_0%/6
 35            The Falls at Tampa Bay Apartments    Actual/360      $49,980    1/11/02     N/A      Yes       Lock/29_Def/88_0%/3
 40     (B)    Beckett Office Building              Actual/360      $21,733   11/11/01     N/A      Yes       Lock/31_Def/86_0%/3
 41     (B)    Mason Office Building                Actual/360      $14,842   11/11/01     N/A      Yes       Lock/31_Def/86_0%/3
 42     (B)    Beckett Retail Center                Actual/360      $10,071   11/11/01     N/A      Yes       Lock/31_Def/83_0%/6
 43            Kingston Village Apartments          Actual/360      $43,577   12/11/01     N/A      Yes       Lock/30_Def/87_0%/3
 44            Chalk Hill Court Office Building     Actual/360      $43,877   12/11/01     N/A      Yes       Lock/30_Def/87_0%/3
 45            EZ Storage - Beltsville              Actual/360      $48,926     5/1/02     N/A      N/A               N/A
 46            Tiffany Square                       Actual/360      $43,949    2/11/02     N/A      Yes       Lock/28_Def/86_0%/6
 50            EZ Storage - Ellicott City           Actual/360      $43,918     5/1/02     N/A      N/A               N/A
 52            Wrigley Market Place                 Actual/360      $40,098    3/11/02     N/A      Yes       Lock/27_Def/90_0%/3
 53            Village Green Apartments             Actual/360      $37,389    5/11/02     N/A      Yes       Lock/25_Def/89_0%/6
 57            Rivers Edge Plaza                    Actual/360      $32,860    3/11/02 2/11/12      Yes       Lock/27_Def/90_0%/3
 58     (C)    309, 315 and 319 Old York Road       Actual/360      $22,378    7/11/01     N/A      Yes       Lock/35_Def/79_0%/6
 59     (C)    700-719 West Avenue                  Actual/360      $ 6,709    7/11/01     N/A      Yes       Lock/35_Def/79_0%/6
 60     (C)    325 (331) Old York Road              Actual/360      $ 5,666    7/11/01     N/A      Yes       Lock/35_Def/79_0%/6
 63            Montclair Business Park              Actual/360      $30,796    3/11/02     N/A      Yes       Lock/27_Def/90_0%/3

                                     B-1A-3

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN2

                                COLUMN COLLATERAL

                                                   SERVICING                  CONTRACTUAL
                                                      AND      ENGINEERING     RECURRING      LC & TI    CONTRACTUAL     TAX &
                                                    TRUSTEE    RESERVE AT     REPLACEMENT    RESERVE AT   RECURRING    INSURANCE
 #   CROSSED  PROPERTY NAME                           FEES     ORIGINATION   RESERVE/FF&E   ORIGINATION     LC&TI       ESCROWS
----------------------------------------------------------------------------------------------------------------------------------
 22           880 & 990 Buildings                   0.0530%        $ 25,000             N/A     $300,000     $104,160    Both
 23           Wood Forest Glen Apartments           0.0530%        $  9,250         $84,000          N/A          N/A    Both
 25           King City Center                      0.0530%             N/A         $12,708          N/A     $ 50,004    None
 27           Crown Plaza Apartments                0.0530%        $  4,775         $44,004          N/A          N/A    Both
 29           Mission Viejo Garden Plaza Office     0.0530%             N/A         $10,055          N/A     $ 30,000    Both
 30           Entrada Pointe Apartments             0.0530%             N/A         $52,250          N/A          N/A    Both
 31           North Oaks Village Center             0.0530%             N/A             N/A          N/A          N/A    Both
 32           Oakbrook Apartments                   0.0530%             N/A         $40,500          N/A          N/A    Both
 33           Eagles Landing                        0.0530%        $144,062         $50,000          N/A          N/A    Both
 35           The Falls at Tampa Bay Apartments     0.0530%        $ 50,000         $60,000          N/A          N/A    Both
 40    (B)    Beckett Office Building               0.0730%        $  1,875             N/A          N/A          N/A    Both
 41    (B)    Mason Office Building                 0.0730%             N/A             N/A          N/A          N/A    Both
 42    (B)    Beckett Retail Center                 0.0730%             N/A             N/A          N/A          N/A    Both
 43           Kingston Village Apartments           0.0530%        $400,000         $30,000          N/A          N/A    Both
 44           Chalk Hill Court Office Building      0.0530%             N/A         $ 8,650     $150,000     $ 42,000    Both
 45           EZ Storage - Beltsville               0.0830%             N/A         $12,831          N/A          N/A     Tax
 46           Tiffany Square                        0.0530%        $111,375         $56,250          N/A          N/A    Both
 50           EZ Storage - Ellicott City            0.0830%             N/A         $11,905          N/A          N/A     Tax
 52           Wrigley Market Place                  0.0530%             N/A             N/A     $150,000     $ 24,000    Both
 53           Village Green Apartments              0.0530%        $109,869         $31,132          N/A          N/A    Both
 57           Rivers Edge Plaza                     0.0530%        $  2,500         $ 9,837          N/A     $ 50,497    Both
 58    (C)    309, 315 and 319 Old York Road        0.0530%             N/A         $   750          N/A          N/A    Both
 59    (C)    700-719 West Avenue                   0.0530%             N/A         $ 1,000          N/A          N/A    Both
 60    (C)    325 (331) Old York Road               0.0530%             N/A             N/A          N/A          N/A    Both
 63           Montclair Business Park               0.0530%        $  1,250         $17,500          N/A     $ 50,004    Both

                                                          INITIAL OTHER             CONTRACTUAL      CONTRACTUAL
                                                            RESERVE                   OTHER         OTHER RESERVE        LETTER OF
 #   CROSSED  PROPERTY NAME                               DESCRIPTION                RESERVE         DESCRIPTION          CREDIT
------------------------------------------------------------------------------------------------------------------------------------
 22           880 & 990 Buildings                  N/A                                 N/A          N/A                     N/A
 23           Wood Forest Glen Apartments          N/A                                 N/A          N/A                     N/A
 25           King City Center                     Springing TI/LC Reserve: If
                                                   Safeway Inc. provides a non
                                                   renewal notice, $105,000 will
                                                   be swept into a TI/LC Reserve.      $1,059       Capital Expenditure
                                                                                                    Reserve  capped at
                                                                                                    $50,000.                N/A
 27           Crown Plaza Apartments               N/A                                 N/A          N/A                     N/A
 29           Mission Viejo Garden Plaza Office    Termite Reserve.                    N/A          N/A                     N/A
 30           Entrada Pointe Apartments            Termite Reserve.                    N/A          N/A                     N/A
 31           North Oaks Village Center            N/A                                 N/A          N/A                     $160,000
 32           Oakbrook Apartments                  N/A                                 N/A          N/A                     N/A
 33           Eagles Landing                       N/A                                 N/A          N/A                     N/A
 35           The Falls at Tampa Bay Apartments    N/A                                 N/A          N/A                     N/A
 40    (B)    Beckett Office Building              N/A                                 N/A          N/A                     N/A
 41    (B)    Mason Office Building                N/A                                 N/A          N/A                     N/A
 42    (B)    Beckett Retail Center                N/A                                 N/A          N/A                     N/A
 43           Kingston Village Apartments          N/A                                 N/A          N/A                     N/A
 44           Chalk Hill Court Office Building     Initial TI/LC Reserve for the
                                                   lease-up of the Lasher/Flamer
                                                   space.                              N/A          N/A                     N/A
 45           EZ Storage - Beltsville              N/A                                 N/A          N/A                     N/A
 46           Tiffany Square                       N/A                                 N/A          N/A                     N/A
 50           EZ Storage - Ellicott City           N/A                                 N/A          N/A                     N/A
 52           Wrigley Market Place                 Subground Lease Rent Reserve.       N/A          N/A                     N/A
 53           Village Green Apartments             N/A                                 N/A          N/A                     N/A
 57           Rivers Edge Plaza                    N/A                                 N/A          N/A                     N/A
 58    (C)    309, 315 and 319 Old York Road       N/A                                 N/A          N/A                     N/A
 59    (C)    700-719 West Avenue                  N/A                                 N/A          N/A                     N/A
 60    (C)    325 (331) Old York Road              N/A                                 N/A          N/A                     N/A
 63           Montclair Business Park              N/A                                 N/A          N/A                     N/A

                                                      LETTER                      EARNOUT    ADDITIONAL  ADDITIONAL   ADDITIONAL
                                                     OF CREDIT         EARNOUT    RESERVE    COLLATERAL  COLLATERAL  COLLATERAL
 #   CROSSED  PROPERTY NAME                         DESCRIPTION        RESERVE  DESCRIPTION    AMOUNT    EVENT DATE  DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
 22           880 & 990 Buildings                N/A                    N/A       N/A          N/A         N/A           N/A
 23           Wood Forest Glen Apartments        N/A                    N/A       N/A          N/A         N/A           N/A
 25           King City Center                   N/A                    N/A       N/A          N/A         N/A           N/A
 27           Crown Plaza Apartments             N/A                    N/A       N/A          N/A         N/A           N/A
 29           Mission Viejo Garden Plaza Office  N/A                    N/A       N/A          N/A         N/A           N/A
 30           Entrada Pointe Apartments          N/A                    N/A       N/A          N/A         N/A           N/A
 31           North Oaks Village Center          TI/LC Letter of Credit N/A       N/A          N/A         N/A           N/A
 32           Oakbrook Apartments                N/A                    N/A       N/A          N/A         N/A           N/A
 33           Eagles Landing                     N/A                    N/A       N/A          N/A         N/A           N/A
 35           The Falls at Tampa Bay Apartments  N/A                    N/A       N/A          N/A         N/A           N/A
 40    (B)    Beckett Office Building            N/A                    N/A       N/A          N/A         N/A           N/A
 41    (B)    Mason Office Building              N/A                    N/A       N/A          N/A         N/A           N/A
 42    (B)    Beckett Retail Center              N/A                    N/A       N/A          N/A         N/A           N/A
 43           Kingston Village Apartments        N/A                    N/A       N/A          N/A         N/A           N/A
 44           Chalk Hill Court Office Building   N/A                    N/A       N/A          N/A         N/A           N/A
 45           EZ Storage - Beltsville            N/A                    N/A       N/A          N/A         N/A           N/A
 46           Tiffany Square                     N/A                    N/A       N/A          N/A         N/A           N/A
 50           EZ Storage - Ellicott City         N/A                    N/A       N/A          N/A         N/A           N/A
 52           Wrigley Market Place               N/A                    N/A       N/A          N/A         N/A           N/A
 53           Village Green Apartments           N/A                    N/A       N/A          N/A         N/A           N/A
 57           Rivers Edge Plaza                  N/A                    N/A       N/A          N/A         N/A           N/A
 58    (C)    309, 315 and 319 Old York Road     N/A                    N/A       N/A          N/A         N/A           N/A
 59    (C)    700-719 West Avenue                N/A                    N/A       N/A          N/A         N/A           N/A
 60    (C)    325 (331) Old York Road            N/A                    N/A       N/A          N/A         N/A           N/A
 63           Montclair Business Park            N/A                    N/A       N/A          N/A         N/A           N/A

                                     B-1A-4

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN2

                                COLUMN COLLATERAL

                                                                                                                        ZIP
  #  CROSSED PROPERTY NAME                                            ADDRESS                          CITY      STATE  CODE
-----------------------------------------------------------------------------------------------------------------------------
 66          Ridgewood Garden Apartments         3302 South Pantano Road                            Tucson        AZ   85730
 71          EZ Storage - Westminster            1200 Baltimore Blvd.                               Westminster   MD   21157
 73          SkyRidge I & III                    5800-5810 Baker Road                               Minnetonka    MN   55343
 74          Tollway Center II & III             2200 N. Stonington Avenue & 2400 West Hassel Road  Hoffman Estat IL   60195
 75          Fairfield Inn - Syracuse            6611 Old Collamer Road                             Dewitt        NY   13057
 76          Harold Square Apartments            5671 Washington Street                             Hollywood     FL   33023
 77          200 William Street                  200  William Street                                Port Chester  NY   10573
 81          Avis Farms Commerce Park            781 Avis Drive                                     Ann Arbor     MI   48108
 82          Country Village Apartments          2700 SW Archer Road                                Gainesville   FL   32608
 83          Northstar Crossing Shopping Center  1130 - 1332 North Belt Line Road                   Garland       TX   75040
 87          QFC - Sellwood                      6411 SE Milwaukee Avenue                           Portland      OR   97202
 93          New Orleans Apartments              915,925,& 935 S.Waterview Drive                    Richardson    TX   75080
 94          300 Jackson Plaza                   300 Jackson Plaza                                  Ann Arbor     MI   48103
 95          Grand Oak Villas                    288 E. Olive Road                                  Pensacola     FL   32504
 99          Casa Garcia                         1145 Zonolite Road                                 Decatur       GA   30306
 100         1842 Beacon Street                  1842 Beacon Street                                 Brookline     MA   02445
 102         Falcon International Bank Building  5219 McPherson                                     Laredo        TX   78041
 104         Watson & Taylor Warehouse           15502 Old Galveston Rd.                            Houston       TX   77598
 105         Ann Street                          16-18 Ann Street                                   Norwalk       CT   06854
 106         Cedar Creek MHP                     3607 S. Elm - Eugene Street                        Greensboro    NC   27407
 108         InSite Ottawa (McKinley)            999 McKinley Road                                  Ottawa        IL   61350
 109         Wainscott Village I                 352 Montauk Highway                                Wainscott     NY   11975
 110         Country Village Apartments - Morton 110 Lakeland Road                                  Morton        IL   61550

                                                                                MORTGAGE   CO-OP
                                                             MORTGAGE             LOAN      LOAN   ORIGINAL     CUT-OFF      FEE/
  #  CROSSED PROPERTY NAME                                  ORIGINATOR           SELLER   (YES/NO)  BALANCE     BALANCE    LEASEHOLD
------------------------------------------------------------------------------------------------------------------------------------
 66          Ridgewood Garden Apartments         Column Financial, Inc.          Column        No   $4,150,000 $4,125,695     Fee
 71          EZ Storage - Westminster            Column Financial, Inc.          Column        No   $3,450,000 $3,446,361     Fee
 73          SkyRidge I & III                    Column Financial, Inc.          Column        No   $3,300,000 $3,290,267     Fee
 74          Tollway Center II & III             Column Financial, Inc.          Column        No   $3,300,000 $3,286,889     Fee
 75          Fairfield Inn - Syracuse            Column Financial, Inc.          Column        No   $3,250,000 $3,222,084  Leasehold
 76          Harold Square Apartments            Union Capital Investments, LLC  Column        No   $3,150,000 $3,140,447     Fee
 77          200 William Street                  Column Financial, Inc.          Column        No   $3,100,000 $3,076,620     Fee
 81          Avis Farms Commerce Park            Column Financial, Inc.          Column        No   $3,000,000 $2,981,081     Fee
 82          Country Village Apartments          Column Financial, Inc.          Column        No   $3,000,000 $2,978,408     Fee
 83          Northstar Crossing Shopping Center  Column Financial, Inc.          Column        No   $2,900,000 $2,888,072     Fee
 87          QFC - Sellwood                      Column Financial, Inc.          Column        No   $2,650,000 $2,643,274     Fee
 93          New Orleans Apartments              Column Financial, Inc.          Column        No   $2,300,000 $2,291,578     Fee
 94          300 Jackson Plaza                   Column Financial, Inc.          Column        No   $2,200,000 $2,194,819     Fee
 95          Grand Oak Villas                    Column Financial, Inc.          Column        No   $2,200,000 $2,185,817     Fee
 99          Casa Garcia                         Column Financial, Inc.          Column        No   $2,100,000 $2,086,528     Fee
 100         1842 Beacon Street                  Column Financial, Inc.          Column        No   $2,000,000 $1,998,642     Fee
 102         Falcon International Bank Building  Column Financial, Inc.          Column        No   $2,000,000 $1,994,230     Fee
 104         Watson & Taylor Warehouse           Column Financial, Inc.          Column        No   $2,000,000 $1,986,332     Fee
 105         Ann Street                          Column Financial, Inc.          Column        No   $1,950,000 $1,939,606     Fee
 106         Cedar Creek MHP                     Union Capital Investments, LLC  Column        No   $1,950,000 $1,935,076     Fee
 108         InSite Ottawa (McKinley)            Column Financial, Inc.          Column        No   $1,875,000 $1,861,836     Fee
 109         Wainscott Village I                 Column Financial, Inc.          Column        No   $1,855,000 $1,850,180     Fee
 110         Country Village Apartments - Morton Column Financial, Inc.          Column        No   $1,850,000 $1,843,314     Fee

                                                INITIAL                                                         INTEREST
                                                INTEREST  ORIG    REM.     ORIG      REM.                      CALCULATION
                                                  ONLY    AMORT.  AMORT. TERM TO   TERM TO   INTEREST  GRACE    (30/360/
  #  CROSSED PROPERTY NAME                        TERM    TERM    TERM   MATURITY  MATURITY    RATE    DAYS    ACTUAL/360)
---------------------------------------------------------------------------------------------------------------------------
 66          Ridgewood Garden Apartments           0       300     295      120       115     7.190%     0     Actual/360
 71          EZ Storage - Westminster              0       300     299      120       119     7.980%    10     Actual/360
 73          SkyRidge I & III                      0       360     356      120       116     7.580%     0     Actual/360
 74          Tollway Center II & III               0       360     355      120       115     6.970%     0     Actual/360
 75          Fairfield Inn - Syracuse              0       300     290      120       110     8.750%     0     Actual/360
 76          Harold Square Apartments              0       360     356      120       116     7.440%     0     Actual/360
 77          200 William Street                    0       324     316      120       112     7.400%     0     Actual/360
 81          Avis Farms Commerce Park              0       360     350      120       110     7.790%     0     Actual/360
 82          Country Village Apartments            0       300     294      120       114     7.100%     0     Actual/360
 83          Northstar Crossing Shopping Center    0       300     296      120       116     8.200%     0     Actual/360
 87          QFC - Sellwood                        0       360     357      120       117     7.300%     0     Actual/360
 93          New Orleans Apartments                0       360     355      120       115     7.350%     0     Actual/360
 94          300 Jackson Plaza                     0       360     357      120       117     7.740%     0     Actual/360
 95          Grand Oak Villas                      0       360     350      120       110     7.700%     0     Actual/360
 99          Casa Garcia                           0       360     350      120       110     7.720%     0     Actual/360
 100         1842 Beacon Street                    0       360     359      120       119     7.940%     0     Actual/360
 102         Falcon International Bank Building    0       360     356      120       116     7.690%     0     Actual/360
 104         Watson & Taylor Warehouse             0       240     236      120       116     8.030%     0     Actual/360
 105         Ann Street                            0       240     237      120       117     8.040%     0     Actual/360
 106         Cedar Creek MHP                       0       240     236      120       116     7.100%     0     Actual/360
 108         InSite Ottawa (McKinley)              0       300     294      120       114     7.250%     0     Actual/360
 109         Wainscott Village I                   0       360     356      120       116     8.210%     0     Actual/360
 110         Country Village Apartments - Morton   0       360     355       60        55     7.410%     0     Actual/360

                                                             FIRST
                                                   MONTHLY  PAYMENT                           DEFEASANCE
  #  CROSSED PROPERTY NAME                         PAYMENT   DATE      ARD  DEFEASANCE        PROVISION
--------------------------------------------------------------------------------------------------------------
 66          Ridgewood Garden Apartments           $29,836  1/11/02    N/A     Yes      Lock/29_Def/85_0%/6
 71          EZ Storage - Westminster              $26,582   5/1/02    N/A     N/A              N/A
 73          SkyRidge I & III                      $23,255  2/11/02    N/A     Yes      Lock/28_Def/89_0%/3
 74          Tollway Center II & III               $21,889  1/11/02    N/A     Yes      Lock/29_Def/88_0%/3
 75          Fairfield Inn - Syracuse              $26,720  8/11/01    N/A     Yes      Lock/34_Def/83_0%/3
 76          Harold Square Apartments              $21,896  2/11/02    N/A     Yes      Lock/28_Def/89_0%/3
 77          200 William Street                    $22,137 10/11/01    N/A     Yes      Lock/32_Def/82_0%/6
 81          Avis Farms Commerce Park              $21,575  8/11/01    N/A     Yes      Lock/34_Def/83_0%/3
 82          Country Village Apartments            $21,395 12/11/01    N/A     Yes      Lock/30_Def/84_0%/6
 83          Northstar Crossing Shopping Center    $22,768  2/11/02    N/A     Yes      Lock/28_Def/89_0%/3
 87          QFC - Sellwood                        $18,168  3/11/02    N/A     Yes      Lock/27_Def/90_0%/3
 93          New Orleans Apartments                $15,846  1/11/02    N/A     Yes      Lock/29_Def/85_0%/6
 94          300 Jackson Plaza                     $15,746  3/11/02    N/A     Yes      Lock/27_Def/90_0%/3
 95          Grand Oak Villas                      $15,685  8/11/01    N/A     Yes      Lock/34_Def/80_0%/6
 99          Casa Garcia                           $15,001  8/11/01    N/A     Yes      Lock/34_Def/80_0%/6
 100         1842 Beacon Street                    $14,592  5/11/02    N/A     Yes      Lock/25_Def/92_0%/3
 102         Falcon International Bank Building    $14,245  2/11/02    N/A     Yes      Lock/28_Def/89_0%/3
 104         Watson & Taylor Warehouse             $16,766  2/11/02    N/A     N/A              N/A
 105         Ann Street                            $16,359  3/11/02    N/A     Yes      Lock/27_Def/87_0%/6
 106         Cedar Creek MHP                       $15,236  2/11/02    N/A     Yes      Lock/28_Def/89_0%/3
 108         InSite Ottawa (McKinley)              $13,553 12/11/01    N/A     Yes      Lock/30_Def/84_0%/6
 109         Wainscott Village I                   $13,884  2/11/02    N/A     Yes      Lock/28_Def/86_0%/6
 110         Country Village Apartments - Morton   $12,822  1/11/02    N/A     Yes      Lock/29_Def/25_0%/6

                                     B-1A-5

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN2

                               COLUMN COLLATERAL

                                              SERVICING                 CONTRACTUAL
                                                 AND     ENGINEERING     RECURRING      LC & TI       CONTRACTUAL          TAX &
                                               TRUSTEE   RESERVE AT     REPLACEMENT    RESERVE AT      RECURRING         INSURANCE
 #  CROSSED   PROPERTY NAME                     FEES    ORIGINATION    RESERVE/FF&E   ORIGINATION       LC&TI             ESCROWS
------------------------------------------------------------------------------------------------------------------------------------
66           Ridgewood                         0.0530%            N/A   $     42,750            N/A            N/A           Both
             Garden
             Apartments
71           EZ Storage -                      0.0830%            N/A   $      9,386            N/A            N/A            Tax
             Westminster
73           SkyRidge I & III                  0.0530%   $        500            N/A   $     20,000   $     35,000           Both
74           Tollway Center II                 0.0530%   $     50,500            N/A            N/A   $     36,900           Both
             & III
75           Fairfield Inn -                   0.0530%            N/A   $          0            N/A            N/A           Both
             Syracuse
76           Harold Square                     0.0530%   $    100,000   $     27,996            N/A            N/A           Both
             Apartments
77           200 William                       0.0530%            N/A            N/A            N/A            N/A           Both
             Street
81           Avis Farms                        0.0530%            N/A            N/A            N/A            N/A           Both
             Commerce Park
82           Country Village                   0.0530%   $     36,250   $     31,500            N/A            N/A           Both
             Apartments
83           Northstar                         0.0530%   $      5,250   $     10,085   $     32,768   $     40,000           Both
             Crossing
             Shopping Center
87           QFC - Sellwood                    0.0530%            N/A            N/A            N/A            N/A           None
93           New Orleans                       0.0530%   $      7,500   $     20,250            N/A            N/A           Both
             Apartments
94           300 Jackson Plaza                 0.0530%            N/A            N/A            N/A            N/A           Both
95           Grand Oak Villas                  0.0530%   $     28,900   $     21,248            N/A            N/A           Both
99           Casa Garcia                       0.0530%   $      1,000            N/A            N/A            N/A           Both
100          1842 Beacon                       0.0530%   $     58,563   $      5,434            N/A   $     54,340           Both
             Street
102          Falcon                            0.0530%            N/A            N/A   $     55,000   $     35,500           Both
             International Bank
             Building
104          Watson & Taylor                   0.0530%   $     41,250            N/A   $    100,000            N/A           Both
             Warehouse
105          Ann Street                        0.0530%            N/A   $      3,000            N/A             N/A          Both
106          Cedar Creek MHP                   0.0530%            N/A            N/A            N/A             N/A          Both
108          InSite Ottawa                     0.0530%   $      3,750            N/A            N/A   $      39,476          Both
             (McKinley)
109          Wainscott Village I               0.0530%   $      3,752            N/A            N/A             N/A          Both
110          Country Village                   0.0530%   $     20,000   $     18,750            N/A             N/A          Both
             Apartments - Morton

                                         INITIAL          INITIAL OTHER            CONTRACTUAL       CONTRACTUAL
                                          OTHER              RESERVE                 OTHER          OTHER RESERVE          LETTER OF
 #  CROSSED    PROPERTY NAME             RESERVE           DESCRIPTION              RESERVE          DESCRIPTION            CREDIT
------------------------------------------------------------------------------------------------------------------------------------
66             Ridgewood                        N/A   N/A                                  N/A   N/A                          N/A
               Garden
               Apartments
71             EZ Storage -                     N/A   N/A                                  N/A   N/A                          N/A
               Westminster
73             SkyRidge I & III                 N/A   N/A                                  N/A   N/A                          N/A
74             Tollway Center II                N/A   N/A                                  N/A   N/A                          N/A
               & III
75             Fairfield Inn -        $     353,345   Initial Renovation Reserve.    $  17,244   Seasonality Reserve - col    N/A
               Syracuse
76             Harold Square                    N/A   N/A                                  N/A   N/A                          N/A
               Apartments
77             200 William                      N/A   N/A                                  N/A   N/A                          N/A
               Street
81             Avis Farms                       N/A   N/A                                  N/A   N/A                          N/A
               Commerce Park
82             Country Village                  N/A   N/A                                  N/A   N/A                          N/A
               Apartments
83             Northstar               $      7,995   Additional TI/LC Reserve for;        N/A   N/A                          N/A
               Crossing                               TI owed to Futuristic
               Shopping Reserve                       Unlimited and LC for Garland
                                                      Spine Center Lease.
87             QFC - Sellwood                   N/A   N/A                                  N/A   N/A
                                                                                                                              N/A
93             New Orleans                      N/A   N/A                                  N/A   N/A
               Apartments                                                                                                     N/A
94             300 Jackson Plaza                N/A   N/A                                  N/A   N/A
95             Grand Oak Villas                 N/A   N/A                                  N/A   N/A                          N/A
99             Casa Garcia                      N/A   N/A                                  N/A   N/A                          N/A
100            1842 Beacon                      N/A   N/A                                  N/A   N/A                          N/A
               Street
102            Falcon                  $    160,000   Initial Reserve $60,000 for          N/A   N/A                          N/A
               International Bank                     lease-up of office space and
               Building                               $100,000 Falcon Bank TI/LC
                                                      Reserve.                                                                N/A
104            Watson & Taylor                  N/A   N/A                                  N/A   N/A
               Warehouse
105            Ann Street                       N/A   N/A                                  N/A   N/A                          N/A
106            Cedar Creek MHP                  N/A   N/A                                  N/A   N/A                          N/A
108            InSite Ottawa                    N/A   N/A                                  N/A   N/A                          N/A
               (McKinley)
109            Wainscott Village I              N/A   N/A                                  N/A   N/A                          N/A
110            Country Village                  N/A   N/A                                  N/A   N/A                          N/A
               Apartments - Morton

                                     LETTER                        EARNOUT              ADDITIONAL ADDITIONAL      ADDITIONAL
                                   OF CREDIT    EARNOUT            RESERVE              COLLATERAL COLLATERAL      COLLATERAL
#   CROSSED    PROPERTY NAME      DESCRIPTION   RESERVE          DESCRIPTION              AMOUNT   EVENT DATE      DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------
66           Ridgewood                N/A       N/A         N/A                           N/A       N/A      N/A
             Garden
             Apartments
71           EZ Storage -             N/A       N/A         N/A                           N/A       N/A      N/A
             Westminster
73           SkyRidge I & III         N/A       $ 200,000   Release upon: 1) Two full     $200,000  8/1/2004 Release Upon: 1) Two
                                                            years of increase in NCF for                     full years of increase
                                                            2nd Swing 2) 2nd Swing                           in NCF for 2nd Swing 2)
                                                            must have a net worth of                         2nd Swing must have a
                                                            GREATER THAN $1,000,000.                         net worth of
                                                                                                             GREATER THAN
                                                                                                             $1,000,000.
74           Tollway Center II        N/A       N/A         N/A                           N/A       N/A      N/A
             & III
75           Fairfield Inn -          N/A       N/A         N/A                           N/A       N/A      N/A
             Syracuse
76           Harold Square            N/A       N/A         N/A                           N/A       N/A      N/A
             Apartments
77           200 William              N/A       N/A         N/A                           N/A       N/A      N/A
             Street
81           Avis Farms               N/A       N/A         N/A                           N/A       N/A      N/A
             Commerce Park
82           Country Village          N/A       N/A         N/A                           N/A       N/A      N/A
             Apartments
83           Northstar                N/A       N/A         N/A                           N/A       N/A      N/A
             Crossing
             Shopping Reserve
87           QFC - Sellwood           N/A       N/A         N/A                           N/A       N/A      N/A
93           New Orleans              N/A       N/A         N/A                           N/A       N/A      N/A
             Apartments
94           300 Jackson Plaza        N/A       $ 200,000   Release Upon: 1) Renewal of   N/A       N/A      N/A
                                                            approximately 30,000
                                                            square feet of FedEx space
                                                            or 2) Retenanting of FedEx
                                                            space.
95           Grand Oak Villas         N/A       N/A         N/A                           N/A       N/A      N/A
99           Casa Garcia              N/A       N/A         N/A                           N/A       N/A      N/A
100          1842 Beacon              N/A       N/A         N/A                           N/A       N/A      N/A
             Street
102          Falcon                   N/A       N/A         N/A                           N/A       N/A      N/A
104          Watson & Taylor          N/A       N/A         N/A                           N/A       N/A      N/A
             Warehouse
105          Ann Street               N/A       N/A         N/A                           N/A       N/A      N/A
106          Cedar Creek MHP          N/A       N/A         N/A                           N/A       N/A      N/A
108          InSite Ottawa            N/A       N/A         N/A                           N/A       N/A      N/A
             (McKinley)
109          Wainscott Village I      N/A       N/A         N/A                           N/A       N/A      N/A
110          Country Village          N/A       N/A         N/A                           N/A       N/A      N/A
             Apartments - Morton

                                     B-1A-6

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN2

                               COLUMN COLLATERAL

                                                                                                          MORTGAGE
                                                                                 ZIP       MORTGAGE         LOAN
 #  CROSSED    PROPERTY NAME         ADDRESS               CITY         STATE   CODE      ORIGINATOR       SELLER
------------------------------------------------------------------------------------------------------------------------------------
112            Castle Cove           2057 Castle Drive    Garland        TX     75040    Column            Column
               Apartments                                                                Financial, Inc.
114            Versailles            5909 North Santa     Laredo         TX     78041    Column            Column
               Apartments            Maria Road                                          Financial, Inc.
116            3333 Eastside         3333 Eastside        Houston        TX     77098    Column            Column
               Office Building       Street                                              Financial, Inc.
117            Fiddlers Green        285 Old Will         Athens         GA     30606    Column            Column
               Apartments            Hunter Road                                         Financial, Inc.
122            Oakland Square        320 East Mercury     Hampton        VA     23663    Column            Column
               Apartments            Blvd.                                               Financial, Inc.
125            Barlow Trail          35440 SE Highway     Boring         OR     97009    Column            Column
               Mobile Home Park      211                                                 Financial, Inc.
129            Springwood Apts       131 N.Kimberly       Austintown     OH     44515    Column            Column
                                     Avenue                                              Financial, Inc.
132            Casa View / Oates     2031 - 2125 Oates    Dallas         TX     75228    Column            Column
               Manor Apartments      Drive                                               Financial, Inc.
134            InSite White Lake     9020 Highland Road   White Lake     MI     48386    Column            Column
                                                                                         Financial, Inc.
135            Palm Villa            1415 W. Freddy       Edinburg       TX     78539    Column            Column
               Apartments            Gonzalez Drive                                      Financial, Inc.
138            605 2nd Avenue        605 Second Avenue    New York       NY     10016    Column            Column
                                                                                         Financial, Inc.
139            Edgehill Apartments   1569-77 Edge Hill    Abington       PA     19001    Column            Column
                                     Road                                                Financial, Inc.
143            Oldham Building       503 Walnut           Kansas City    MO     64105    Column            Column
                                                                                         Financial, Inc.
150            Caribbean Mobile      9200 Moon Lake       New Port       FL     34654    Column            Column
               Home Estates          Road                 Richey                         Financial, Inc.
151            Sherman Street        739-753 Sherman      Richardson     TX     75081    Column            Column
               Building              Street                                              Financial, Inc.
155            Mosley Street Place   230 North Mosley     Wichita        KS     67202    Column            Column
                                     Street                                              Financial, Inc.
159            45 Wintonbury         45 Wintonbury        Bloomfield     CT     06002    Column            Column
               Avenue                Avenue                                              Financial, Inc.
160            Carriage House        2445 Fairfield Ave   Fort Wayne     IN     46807    Column            Column
               Apartments                                                                Financial, Inc.
163            443 39th Street       443 39th Street      Brooklyn       NY     11232    Column            Column
                                                                                         Financial, Inc.
165            Wainscott Village     354 Montauk          Wainscott      NY     11975    Column            Column
               II                    Highway                                             Financial, Inc.
169            Northtown Village     6707 Sampson Road    Stockton       CA     95212    CSFB              Column
               Shopping Center
171            City Gate             1100 N Frio St       San Antonio    TX     78207    Column            Column
               Apartments                                                                Financial, Inc.
175            Jackman Apartments    6205 Jackman Road    Toledo         OH     43612    Column            Column
                                                                                         Financial, Inc.
176            Times Square          4010 S. Rainbow      Las Vegas      NV     89103    Column            Column
               Shopping Center       Road                                                Financial, Inc.

                                                                                    INITIAL
                                     CO-OP                                          INTEREST   ORIG       REM.     ORIG      REM.
                                     LOAN      ORIGINAL      CUT-OFF        FEE/      ONLY     AMORT.     AMORT   TERM TO   TERM TO
#   CROSSED      PROPERTY NAME     (YES/NO)    BALANCE       BALANCE      LEASEHOLD   TERM     TERM       TERM    MATURITY  MATURITY
------------------------------------------------------------------------------------------------------------------------------------
112            Castle Cove            No      $1,850,000    $1,839,805        Fee      0        300        295      120       115
               Apartments
114            Versailles             No      $1,800,000    $1,793,409        Fee      0        360        355      120       115
               Apartments
116            3333 Eastside          No      $1,700,000    $1,697,858        Fee      0        360        358      120       118
               Office Building
117            Fiddlers Green         No      $1,700,000    $1,694,824        Fee      0        360        356      120       116
               Apartments
122            Oakland Square         No      $1,600,000    $1,594,090        Fee      0        360        355      120       115
               Apartments
125            Barlow Trail           No      $1,550,000    $1,545,205        Fee      0        360        356      120       116
               Mobile Home Park
129            Springwood Apts        No      $1,500,000    $1,494,337        Fee      0        300        297      120       117
132            Casa View / Oates      No      $1,317,000    $1,311,263        Fee      0        360        354      120       114
               Manor Apartments
134            InSite White Lake      No      $1,312,000    $1,306,346        Fee      0        360        354      120       114
135            Palm Villa             No      $1,300,000    $1,296,729        Fee      0        360        357      120       117
               Apartments
138            605 2nd Avenue         No      $1,275,000    $1,272,023        Fee      0        360        357      120       117
139            Edgehill Apartments    No      $1,250,000    $1,246,422        Fee      0        360        356      120       116
143            Oldham Building        No      $1,200,000    $1,194,828        Fee      0        360        354      120       114
150            Caribbean Mobile       No      $1,025,000    $1,023,617        Fee      0        360        358      120       118
               Home Estates
151            Sherman Street         No      $1,012,000    $1,007,524        Fee      0        300        296      120       116
               Building
155            Mosley Street Place    No      $1,000,000    $  995,550        Fee      0        360        354      120       114
159            45 Wintonbury          No      $  850,000    $  845,866        Fee      0        360        353      120       113
               Avenue
160            Carriage House         No      $  835,000    $  833,956        Fee      0        360        358      120       118
               Apartments
163            443 39th Street        No      $  775,000    $  768,374        Fee      0        240        235      120       115
165            Wainscott Village      No      $  750,000    $  748,051        Fee      0        360        356      120       116
               II
169            Northtown Village      No      $  730,000    $  726,659        Fee      0        360        352      120       112
               Shopping Center
171            City Gate              No      $  700,000    $  698,608        Fee      0        300        298      120       118
               Apartments
175            Jackman Apartments     No      $  635,000    $  633,416        Fee      0        360        356      120       116
176            Times Square           No      $  615,000    $  612,474        Fee      0        300        296      120       116
               Shopping Center

                                                       INTEREST
                                                     CALCULATION                  FIRST
                                   INTEREST  GRACE    (30/360 /       MONTHLY    PAYMENT                          DEFEASANCE
#   CROSSED      PROPERTY NAME       RATE    DAYS    ACTUAL/360)      PAYMENT     DATE       ARD   DEFEASANCE      PROVISION
------------------------------------------------------------------------------------------------------------------------------------
112            Castle Cove          7.550%     0     Actual/360      $13,732   1/11/2002     N/A     Yes     Lock/29_Def/85_0%/6
               Apartments
114            Versailles           7.350%     0     Actual/360      $12,402   1/11/2002     N/A     N/A             N/A
               Apartments
116            3333 Eastside        7.560%     0     Actual/360      $11,957   4/11/2002     N/A     Yes     Lock/26_Def/88_0%/6
               Office Building
117            Fiddlers Green       7.420%     0     Actual/360      $11,794   2/11/2002     N/A     Yes     Lock/28_Def/86_0%/6
               Apartments
122            Oakland Square       7.310%     0     Actual/360      $10,980   1/11/2002     N/A     Yes     Lock/29_Def/85_0%/6
               Apartments
125            Barlow Trail         7.340%     0     Actual/360      $10,669   2/11/2002     N/A     Yes     Lock/28_Def/86_0%/6
               Mobile Home Park
129            Springwood Apts      7.270%     0     Actual/360      $10,861   3/11/2002     N/A     Yes     Lock/27_Def/87_0%/6
132            Casa View / Oates    7.450%     0     Actual/360      $ 9,164  12/11/2001     N/A     Yes     Lock/30_Def/84_0%/6
               Manor Apartments
134            InSite White Lake    7.500%     0     Actual/360      $ 9,174  12/11/2001     N/A     Yes     Lock/30_Def/84_0%/6
135            Palm Villa           7.350%     0     Actual/360      $ 8,957   3/11/2002     N/A     Yes     Lock/27_Def/87_0%/6
               Apartments
138            605 2nd Avenue       7.790%     0     Actual/360      $ 9,170   3/11/2002     N/A     Yes     Lock/27_Def/87_0%/6
139            Edgehill Apartments  7.730%     0     Actual/360      $ 8,938   2/11/2002     N/A     Yes     Lock/28_Def/86_0%/6
143            Oldham Building      7.500%     0     Actual/360      $ 8,391  12/11/2001     N/A     Yes     Lock/30_Def/84_0%/6
150            Caribbean Mobile     7.290%     0     Actual/360      $ 7,020   4/11/2002     N/A     Yes     Lock/26_Def/88_0%/6
               Home Estates
151            Sherman Street       7.750%     0     Actual/360      $ 7,644   2/11/2002     N/A     Yes     Lock/28_Def/86_0%/6
               Building
155            Mosley Street Place  7.350%     0     Actual/360      $ 6,890  12/11/2001     N/A     Yes     Lock/30_Def/84_0%/6
159            45 Wintonbury        7.500%     0     Actual/360      $ 5,943  11/11/2001     N/A     Yes     Lock/31_Def/83_0%/6
               Avenue
160            Carriage House       7.590%     0     Actual/360      $ 5,890   4/11/2002     N/A     Yes     Lock/26_Def/88_0%/6
               Apartments
163            443 39th Street      7.840%     0     Actual/360      $ 6,405   1/11/2002     N/A     Yes     Lock/29_Def/85_0%/6
165            Wainscott Village    8.210%     0     Actual/360      $ 5,613   2/11/2002     N/A     Yes     Lock/28_Def/86_0%/6
               II
169            Northtown Village    8.410%     0     Actual/360      $ 5,567  10/11/2001     N/A     Yes     Lock/32_Def/82_0%/6
               Shopping Center
171            City Gate            7.730%     0     Actual/360      $ 5,278   4/11/2002     N/A     Yes     Lock/26_Def/88_0%/6
               Apartments
175            Jackman Apartments   8.410%     0     Actual/360      $ 4,842   2/11/2002     N/A     N/A             N/A
176            Times Square         8.210%     0     Actual/360      $ 4,833   2/11/2002     N/A     Yes     Lock/28_Def/86_0%/6
               Shopping Center

                                     B-1A-7

                             MORTAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN2

                               COLUMN COLLATERAL

                                                SERVICING                  CONTRACTUAL
                                                   AND       ENGINEERING    RECURRING        LC & TI        CONTRACTUAL
                                                 TRUSTEE      RESERVE AT   REPLACEMENT      RESERVE AT       RECURRING
 #  CROSSED PROPERTY NAME                         FEES       ORIGINATION   RESERVE/FF&E     ORIGINATION        LC&TI
 -----------------------------------------------------------------------------------------------------------------------
112         Castle Cove Apartments               0.0530%     $     5,875   $     15,000             N/A             N/A
114         Versailles Apartments                0.0530%     $    25,000   $     25,000             N/A             N/A
116         3333 Eastside Office Building        0.0530%     $   100,000            N/A      $    4,400     $    52,800
117         Fiddlers Green Apartments            0.0530%     $       625   $     15,925             N/A             N/A
122         Oakland Square Apartments            0.0530%     $     4,687   $     24,000             N/A             N/A
125         Barlow Trail Mobile Home Park        0.0530%     $     5,000   $      3,100             N/A             N/A
129         Springwood Apts                      0.0530%     $     8,125   $     21,758             N/A             N/A
132         Casa View / Oates Manor Apartments   0.0530%     $    31,000   $     20,625             N/A             N/A
134         InSite White Lake                    0.0530%             N/A            N/A      $   20,700             N/A
135         Palm Villa Apartments                0.0530%     $   115,688   $     24,096             N/A             N/A
138         605 2nd Avenue                       0.0530%     $     2,500   $      2,964             N/A             N/A
139         Edgehill Apartments                  0.0530%     $     8,750            N/A             N/A             N/A
143         Oldham Building                      0.0530%     $     2,488            N/A             N/A             N/A
150         Caribbean Mobile Home Estates        0.0530%     $     1,875            N/A             N/A             N/A
151         Sherman Street Building              0.0530%     $     3,875            N/A      $   35,000      $    9,480
155         Mosley Street Place                  0.0530%             N/A   $      6,000             N/A             N/A
159         45 Wintonbury Avenue                 0.0530%     $     6,938            N/A             N/A             N/A
160         Carriage House Apartments            0.0530%             N/A   $     10,947             N/A             N/A
163         443 39th Street                      0.0530%             N/A            N/A      $   54,000             N/A
165         Wainscott Village II                 0.0530%     $     1,250            N/A             N/A             N/A
169         Northtown Village Shopping Center    0.0530%             N/A            N/A             N/A     $    21,871
171         City Gate Apartments                 0.0530%     $    37,188   $     16,000             N/A             N/A
175         Jackman Apartments                   0.0530%     $     1,500   $      8,000             N/A             N/A
176         Times Square Shopping Center         0.0530%             N/A            N/A      $   35,000     $    13,712

                                                  TAX &        INITIAL      INITIAL OTHER      CONTRACTUAL    CONTRACTUAL
                                                INSURANCE       OTHER          RESERVE            OTHER      OTHER RESERVE LETTER OF
#   CROSSED PROPERTY NAME                        ESCROWS       RESERVE       DESCRIPTION         RESERVE      DESCRIPTION   CREDIT
 -----------------------------------------------------------------------------------------------------------------------------------
112         Castle Cove Apartments                 Both      N/A         N/A                   N/A           N/A           N/A
114         Versailles Apartments                  Both      N/A         N/A                   N/A           N/A           N/A
116         3333 Eastside Office Building          Both      N/A         N/A                   N/A           N/A           N/A
117         Fiddlers Green Apartments              Both      N/A         N/A                   N/A           N/A           N/A
122         Oakland Square Apartments              Both      N/A         N/A                   N/A           N/A           N/A
125         Barlow Trail Mobile Home Park          Both      N/A         N/A                   N/A           N/A           N/A
129         Springwood Apts                        Both      N/A         N/A                   N/A           N/A           N/A
132         Casa View / Oates Manor Apartments     Both      N/A         N/A                   N/A           N/A           N/A
134         InSite White Lake                      Both      N/A         N/A                   N/A           N/A           N/A
135         Palm Villa Apartments                  Both      N/A         N/A                   N/A           N/A           N/A
138         605 2nd Avenue                         Both      N/A         N/A                   N/A           N/A           N/A
139         Edgehill Apartments                    Both      $8,000      Initial Replacement   N/A           N/A           N/A
                                                                         Reserve put in place
                                                                         in lieu of monthly
                                                                         CRR payments.
143         Oldham Building                        Both      N/A         N/A                   N/A           N/A           N/A
150         Caribbean Mobile Home Estates          Both      $5,978      Initial Replacement   N/A           N/A           N/A
                                                                         Reserve put in place
                                                                         in lieu of monthly
                                                                         CRR payments.
151         Sherman Street Building                Both      N/A         N/A                   N/A           N/A           N/A
155         Mosley Street Place                    Both      N/A         N/A                   N/A           N/A           N/A
159         45 Wintonbury Avenue                   Both      N/A         N/A                   N/A           N/A           N/A
160         Carriage House Apartments              Both      N/A         N/A                   N/A           N/A           N/A
163         443 39th Street                        Both      N/A         N/A                   N/A           N/A           N/A
165         Wainscott Village II                   Both      N/A         N/A                   N/A           N/A           N/A
169         Northtown Village Shopping Center      Both      N/A         N/A                   N/A           N/A           N/A
171         City Gate Apartments                   Both      N/A         N/A                   N/A           N/A           N/A
175         Jackman Apartments                     Both      N/A         N/A                   N/A           N/A           N/A
176         Times Square Shopping Center           Both      N/A         N/A                   N/A           N/A           N/A

                                                   LETTER                      EARNOUT         ADDITIONAL   ADDITIONAL   ADDITIONAL
                                                 OF CREDIT     EARNOUT         RESERVE         COLLATERAL   COLLATERAL    COLLATERAL
#   CROSSED PROPERTY NAME                       DESCRIPTION    RESERVE       DESCRIPTION         AMOUNT     EVENT DATE   DESCRIPTION
 -----------------------------------------------------------------------------------------------------------------------------------
112         Castle Cove Apartments                 N/A         N/A           N/A               N/A          N/A          N/A
114         Versailles Apartments                  N/A         N/A           N/A               N/A          N/A          N/A
116         3333 Eastside Office Building          N/A         N/A           N/A               N/A          N/A          N/A
117         Fiddlers Green Apartments              N/A         N/A           N/A               N/A          N/A          N/A
122         Oakland Square Apartments              N/A         N/A           N/A               N/A          N/A          N/A
125         Barlow Trail Mobile Home Park          N/A         N/A           N/A               N/A          N/A          N/A
129         Springwood Apts                        N/A         N/A           N/A               N/A          N/A          N/A
132         Casa View / Oates Manor Apartments     N/A         N/A           N/A               N/A          N/A          N/A
134         InSite White Lake                      N/A         N/A           N/A               N/A          N/A          N/A
135         Palm Villa Apartments                  N/A         N/A           N/A               N/A          N/A          N/A
138         605 2nd Avenue                         N/A         N/A           N/A               N/A          N/A          N/A
139         Edgehill Apartments                    N/A         N/A           N/A               N/A          N/A          N/A
143         Oldham Building                        N/A         N/A           N/A               N/A          N/A          N/A
150         Caribbean Mobile Home Estates          N/A         N/A           N/A               N/A          N/A          N/A
151         Sherman Street Building                N/A         N/A           N/A               N/A          N/A          N/A
155         Mosley Street Place                    N/A         N/A           N/A               N/A          N/A          N/A
159         45 Wintonbury Avenue                   N/A         N/A           N/A               N/A          N/A          N/A
160         Carriage House Apartments              N/A         N/A           N/A               N/A          N/A          N/A
163         443 39th Street                        N/A         N/A           N/A               N/A          N/A          N/A
165         Wainscott Village II                   N/A         N/A           N/A               N/A          N/A          N/A
169         Northtown Village Shopping Center      N/A         N/A           N/A               N/A          N/A          N/A
171         City Gate Apartments                   N/A         N/A           N/A               N/A          N/A          N/A
175         Jackman Apartments                     N/A         N/A           N/A               N/A          N/A          N/A
176         Times Square Shopping Center           N/A         N/A           N/A               N/A          N/A          N/A

                                     B-1A-8

                                  EXHIBIT B-1B

                       SCHEDULE OF KEYBANK MORTGAGE LOANS

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN2

                               QUAYBANK COLLATERAL

                                                                                                         ZIP     MORTGAGE
  #  CROSSED PROPERTY NAME                                   ADDRESS                 CITY         STATE  CODE    ORIGINATOR
---------------------------------------------------------------------------------------------------------------------------
 7           Main Street Commons                    3539-3589 East Main Street,  St.Charles       IL     60175   KeyBank
                                                    110-224 South Kirk Road
 21          North Palm Marketplace                 11201-11261 US Highway 1     North Palm Beach FL     33408   KeyBank
 36          Marshall's Shopping Center             3440 McHenry Avenue          Modesto          CA     95350   KeyBank
 38          Eastfield Village                      8405 La Prada Drive          Dallas           TX     75228   KeyBank
 48          32 and 39 Knight Street                32 and 39 Knight Street      Norwalk          CT     06851   KeyBank
 65          Fayette Promenade Shopping Center      105-115 Promenade Parkway    Fayetteville     GA     30214   KeyBank
 79          Storage At Summerlin                   1650 Crestdale Lane          Las Vegas        NV     89144   KeyBank
 84          Market at Roger's Corners              Johnstown and Morse Roads    Gahanna          OH     43230   KeyBank
 107         McKinley & Main Self-Storage           707 McKinley Avenue          Mishawaka        IN     46545   KeyBank
 124         Hanshaw Village MHP                    1871 Hanshaw Road            Dryden           NY     14850   KeyBank
 144         Hiawatha Industrial Center             900 Hiawatha Boulevard East  Syracuse         NY     13208   KeyBank

                                                                                                                          INITIAL
                                                     MORTGAGE    CO-OP LOAN      ORIGINAL      CUT-OFF        FEE/     INTEREST ONLY
  #  CROSSED PROPERTY NAME                          LOAN SELLER    (YES/NO)      BALANCE       BALANCE     LEASEHOLD       TERM
------------------------------------------------------------------------------------------------------------------------------------
 7           Main Street Commons                    KeyBank       No            $21,000,000   $20,946,153     Fee            0
 21          North Palm Marketplace                 KeyBank       No            $10,339,000   $10,298,259     Fee            0
 36          Marshall's Shopping Center             KeyBank       No            $ 7,050,000   $ 7,032,470     Fee            0
 38          Eastfield Village                      KeyBank       No            $ 6,800,000   $ 6,792,298     Fee            0
 48          32 and 39 Knight Street                KeyBank       No            $ 5,982,000   $ 5,982,000     Fee            0
 65          Fayette Promenade Shopping Center      KeyBank       No            $ 4,275,000   $ 4,255,567     Fee            0
 79          Storage At Summerlin                   KeyBank       No            $ 3,000,000   $ 2,993,468     Fee            0
 84          Market at Roger's Corners              KeyBank       No            $ 2,900,000   $ 2,886,695     Fee            0
 107         McKinley & Main Self-Storage           KeyBank       No            $ 1,925,000   $ 1,921,047     Fee            0
 124         Hanshaw Village MHP                    KeyBank       No            $ 1,560,000   $ 1,556,710     Fee            0
 144         Hiawatha Industrial Center             KeyBank       No            $ 1,200,000   $ 1,125,021     Fee            0

                                                                                                                       INTEREST
                                                      ORIG       REM.        ORIG        REM.                         CALCULATION
                                                      AMORT.     AMORT.     TERM TO    TERM TO  INTEREST    GRACE      (30/360 /
  #  CROSSED PROPERTY NAME                            TERM       TERM      MATURITY   MATURITY    RATE       DAYS      ACTUAL/360)
------------------------------------------------------------------------------------------------------------------------------------
 7           Main Street Commons                       360        357        120        117       7.240%      5        Actual/360
 21          North Palm Marketplace                    324        320        120        116       7.390%      5        Actual/360
 36          Marshall's Shopping Center                360        357        120        117       7.420%      5        Actual/360
 38          Eastfield Village                         300        299        120        119       7.540%      5        Actual/360
 48          32 and 39 Knight Street                   300        300        120        120       7.540%      5        Actual/360
 65          Fayette Promenade Shopping Center         360        354        120        114       7.250%      5        Actual/360
 79          Storage At Summerlin                      300        298        120        118       7.250%      5        Actual/360
 84          Market at Roger's Corners                 300        296        120        116       7.520%      5        Actual/360
 107         McKinley & Main Self-Storage              300        298        120        118       7.560%      5        Actual/360
 124         Hanshaw Village MHP                       300        298        120        118       7.420%      5        Actual/360
 144         Hiawatha Industrial Center                300        249        120         69       7.600%      5        Actual/360

                                                                 FIRST
                                                      MONTHLY    PAYMENT                                  DEFEASANCE
  #  CROSSED PROPERTY NAME                            PAYMENT     DATE        ARD    DEFEASANCE           PROVISION
---------------------------------------------------------------------------------------------------------------------------
 7           Main Street Commons                    $   143,115   3/1/02       N/A      Yes         Lock/27_Def/90_0%/3
 21          North Palm Marketplace                 $    73,762   2/1/02       N/A      Yes         Lock/28_Def/89_0%/3
 36          Marshall's Shopping Center             $    48,909   3/1/02       N/A      Yes         Lock/27_Def/90_0%/3
 38          Eastfield Village                      $    50,428   5/1/02       N/A      Yes         Lock/25_Def/92_0%/3
 48          32 and 39 Knight Street                $    44,362   6/1/02    5/1/12      Yes         Lock/24_Def/93_0%/3
 65          Fayette Promenade Shopping Center      $    29,163  12/1/01       N/A      Yes         Lock/30_Def/87_0%/3
 79          Storage At Summerlin                   $    21,684   4/1/02       N/A      Yes         Lock/26_Def/91_0%/3
 84          Market at Roger's Corners              $    21,468   2/1/02       N/A      Yes         Lock/28_Def/89_0%/3
 107         McKinley & Main Self-Storage           $    14,301   4/1/02       N/A      N/A                 N/A
 124         Hanshaw Village MHP                    $    11,447   4/1/02       N/A      Yes         Lock/26_Def/91_0%/3
 144         Hiawatha Industrial Center             $     8,946   3/1/98       N/A      N/A                 N/A

                                     B-1B-1

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUSSIE FIRST BOSTON MORTGAGE SECURITIES CORP.

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATEES SERIES 2002-CKN 2

                               KEYBANK COLLATERAL

                                                     SERVICING                  CONTRACTUAL
                                                       AND       ENGINEERING     RECURRING       LC & TI     CONTRACTUAL    TAX &
                                                     TRUSTEE      RESERVE AT    REPLACEMENT     RESERVE AT    RECURRING   INSURANCE
  #  CROSSED PROPERTY NAME                             FEES      ORIGINATION    RESERVE/FF&E   ORIGINATION      LC&TI      ESCROWS
-----------------------------------------------------------------------------------------------------------------------------------
 7           Main Street Commons                        0.0530%          N/A    $     24,768   $    81,315   $    20,340     Tax
 21          North Palm Marketplace                     0.0530%          N/A    $     15,160           N/A           N/A     Tax
 36          Marshall's Shopping Center                 0.1030%          N/A    $     18,600   $     2,000   $    24,000     Both
 38          Eastfield Village                          0.0530%      $13,125             N/A           N/A           N/A     Both
 48          32 and 39 Knight Street                    0.0530%          N/A             N/A   $     4,167   $    50,004     Both
 65          Fayette Promenade Shopping Center          0.0530%          N/A    $      4,738           N/A   $    20,000     Both
 79          Storage At Summerlin                       0.1030%          N/A             N/A           N/A           N/A     Tax
 84          Market at Roger's Corners                  0.0530%          N/A             N/A   $     4,167   $    50,000     Tax
 107         McKinley & Main Self-Storage               0.0530%          N/A             N/A           N/A           N/A     Both
 124         Hanshaw Village MHP                        0.0530%          N/A    $      6,780           N/A           N/A     Both
 144         Hiawatha Industrial Center                 0.0530%      $10,500    $        637           N/A           N/A     Both

                                                     INITIAL    INITIAL OTHER            CONTRACTUAL     CONTRACTUAL
                                                     OTHER      RESERVE                     OTHER        OTHER RESERVE    LETTER OF
  #  CROSSED   PROPERTY NAME                         RESERVE    DESCRIPTION                RESERVE       DESCRIPTION      CREDIT
------------------------------------------------------------------------------------------------------------------------------------
 7           Main Street Commons                     N/A        N/A                      N/A             N/A              N/A
 21          North Palm Marketplace                  $202,287   Initial Reserve          N/A             N/A              $329,000
                                                                for advertising
                                                                expense reimbursement
                                                                and additional
                                                                rent.
 36          Marshall's Shopping Center              N/A        N/A                      N/A             N/A              N/A
 38          Eastfield Village                       N/A        N/A                      N/A             N/A              N/A
 48          32 and 39 Knight Street                 N/A        N/A                      N/A             N/A              $600,000
 65          Fayette Promenade Shopping Center       $25,000    Vacancy Escrow &         N/A             N/A              N/A
                                                                Security Agreement.
 79          Storage At Summerlin                    N/A        N/A                      N/A             N/A              N/A
 84          Market at Roger's Corners               $25,000    Initial Reserve          N/A             N/A              N/A
                                                                for SNDA and Tenant
                                                                Estoppels.
 107         McKinley & Main Self-Storage            N/A        N/A                      N/A             N/A              N/A
 124         Hanshaw Village MHP                     N/A        N/A                      N/A             N/A              N/A
 144         Hiawatha Industrial Center              N/A        N/A                      N/A             N/A              N/A

                                                    LETTER                        EARNOUT      ADDITIONAL  ADDITIONAL  ADDITIONAL
                                                    OF CREDIT            EARNOUT  RESERVE      COLLATERAL  COLLATERAL  COLLATERAL
  #  CROSSED PROPERTY NAME                          DESCRIPTION          RESERVE  DESCRIPTION  AMOUNT      EVENT DATE  DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
 7           Main Street Commons                    N/A                  N/A      N/A          N/A         N/A         N/A
 21          North Palm Marketplace                 Occupancy Letter of  N/A      N/A          $329,000    12/20/02    Release Upon
                                                    Credit                                                             property
                                                                                                                       achieving a
                                                                                                                       92% occupancy
                                                                                                                       level.
 36          Marshall's Shopping Center             N/A                  N/A      N/A          N/A         N/A         N/A
 38          Eastfield Village                      N/A                  N/A      N/A          N/A         N/A         N/A
 48          32 and 39 Knight Street                Security Deposit
                                                    Letter of Credit
                                                    for Lillian August.  N/A      N/A
 65          Fayette Promenade Shopping Center      N/A                  N/A      N/A          N/A         N/A         N/A
 79          Storage At Summerlin                   N/A                  N/A      N/A          N/A         N/A         N/A
 84          Market at Roger's Corners              N/A                  N/A      N/A          N/A         N/A         N/A
 107         McKinley & Main Self-Storage           N/A                  N/A      N/A          N/A         N/A         N/A
 124         Hanshaw Village MHP                    N/A                  N/A      N/A          N/A         N/A         N/A
 144         Hiawatha Industrial Center             N/A                  N/A      N/A          N/A         N/A         N/A

                                     B-1B-2

                                  EXHIBIT B-1C

                         SCHEDULE OF NCB MORTGAGE LOANS

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUSSIE FIRST BOSTON MORTGAGE SECURITIES CORP.

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN 2

                                 NCB COLLATERAL

                                                                                         ZIP     MORTGAGE     MORTGAGE  CO-OP LOAN
  #   CROSSED     PROPERTY NAME             ADDRESS                    CITY      STATE   CODE   ORIGINATOR  LOAN SELLER  (YES/NO)
------------------------------------------------------------------------------------------------------------------------------------
 14            80 W.E.T.H. Corp.         80 West End Ave.          New York      NY     10023   NCB         NCB         No
 24            Chesapeake Owners Corp.   201 East 28th Street      New York      NY     10016   NCBCC       NCB         Yes
 26            Silver Towers Owners      125-10 Queens Boulevard   Kew Gardens   NY     11415   NCBCC       NCB         Yes
               Corp.
 28            Astor Court Owners        205 West 89th Street      New York      NY     10024   NCBCC       NCB         Yes
               Corp.
 34            17-85 215th Street        17-85 215TH Street        Bayside       NY     11360   NCBCC       NCB         Yes
               Owners', Inc.
 37            Continental Owners        70-20 108th Street        Forest Hills  NY     11375   NCBCC       NCB         Yes
               Corp.
 39            400 East 77th Street      400 East 77th Street      New York      NY     10021   NCBCC       NCB         Yes
               Owners, Inc.
 47            Lincoln (DE), LP                                                                 NCBCC       NCB
 54            Madison at 84th           40 East 84th Street       New York      NY     10028   NCBCC       NCB         Yes
               Tenants Corp.
 56            Ellivkroy Realty Corp.    446 East 86th Street      New York      NY     10028   NCBCC       NCB         Yes
 62            20 East 9th Street        20 East 9th Street        New York      NY     10003   NCBCC       NCB         Yes
               Corp.
 67            The Opera Owners, Inc.    2166 Broadway             New York      NY     10024   NCBCC       NCB         Yes
 68            257 Central Park West     257 Central Park West     New York      NY     10024   NCBCC       NCB         Yes
               Inc.
 69            13-21 East 22nd Street    13-21 East 22nd Street    New York      NY     10010   NCB         NCB         Yes
               Residence Corp.
 72            565 Equities, Inc.        565 West End Avenue       New York      NY     10024   NCBCC       NCB         Yes
 78            1035 Fifth Avenue         1035 Fifth Avenue         New York      NY     10028   NCBCC       NCB         Yes
               Corporation
 80            Queens Boulevard          106-15 Queens Boulevard   Forest Hills  NY     11375   NCBCC       NCB         Yes
               Tenants Corp.
 85            43 Tenants Corp.          43 Fifth Avenue           New York      NY     10003   NCBCC       NCB         Yes
 86            315 Homes Corp.           315 Riverside Drive       New York      NY     10025   NCBCC       NCB         Yes
 91            108 Sagamore Road Corp.   108 Sagamore Road         Tucahoe       NY     10707   NCBCC       NCB         Yes
 92            351 Marine Owners Corp.   351 Marine Avenue         Brooklyn      NY     11209   NCB         NCB         Yes
 96            Colorado Owners, Inc.     67-12 Yellowstone Blvd    Forest Hills  NY     11375   NCBCC       NCB         Yes
 97            22579 Owners Corp.        225 East 79th Street      New York      NY     10021   NCB         NCB         Yes
 98            140 Nassau Residence      140 Naussau Street        New York      NY     10038   NCBCC       NCB         Yes
               Corp.
 111           Osse, Inc.                166 East 35th Street      New York      NY     10016   NCBCC       NCB         Yes
 113           20 West 77th Street       20 West 77th Street       New York      NY     10024   NCBCC       NCB         Yes
               Corp.
 118           Warner House Owners       67-41 Burns Street        Forest Hills  NY     11375   NCBCC       NCB         Yes
               Corp.
 120           Linden Hill No. 2         26-21 Union Street        Flushing      NY     11354   NCB         NCB         Yes
               Cooperative Corp.
 121           Ten West Eighty-Six       10 West 86th Street       New York      NY     10024   NCBCC       NCB         Yes
               Corp.
 123           Salisbury Point           1-4 Piermont Avenue       South Nyack   NY     10960   NCBCC       NCB         Yes
               Cooperative, Inc.
 126           609 West Owners Corp.     609 West 114th Street     New York      NY     10025   NCBCC       NCB         Yes
 127           30-40 Fleetwood Avenue    30-40 Fleetwood Avenue    Mt. Vernon    NY     10552   NCBCC       NCB         Yes
               Apartment Corp.
 130           99th Riverside Housing    315 West 99th Street      New York      NY     10025   NCBCC       NCB         Yes
               Corp.
 137           75 Central Park West      75 Central Park West      New York      NY     10023   NCBCC       NCB         Yes
               Corporation

                                                                                      INITIAL          ORIG           REM.
                                            ORIGINAL      CUT-OFF         FEE/     INTEREST ONLY      AMORT.         AMORT.
  #   CROSSED     PROPERTY NAME              BALANCE       BALANCE      LEASEHOLD      TERM            TERM           TERM
-------------------------------------------------------------------------------------------------------------------------------
 14            80 W.E.T.H. Corp.          $ 15,000,000  $ 14,955,318     Fee             0             180             179
 24            Chesapeake Owners Corp.    $  9,000,000  $  8,979,915     Fee             0             480             475
 26            Silver Towers Owners       $  8,800,000  $  8,782,421     Fee             0             420             417
               Corp.
 28            Astor Court Owners Corp.   $  8,250,000  $  8,250,000     Fee           120        Interest Only   Interest Only
 34            17-85 215th Street         $  7,500,000  $  7,467,552     Fee             0             300             297
               Owners', Inc.
 37            Continental Owners Corp.   $  7,000,000  $  6,997,507     Fee             0             720             716
 39            400 East 77th Street       $  6,600,000  $  6,594,614     Fee             0             480             478
               Owners, Inc.
 47            Lincoln (DE), LP           $  6,300,000  $  6,269,620                     0             300             296
 54            Madison at 84th Tenants    $  5,000,000  $  5,000,000     Fee           120        Interest Only   Interest Only
               Corp.
 56            Ellivkroy Realty Corp.     $  4,700,000  $  4,700,000     Fee           120        Interest Only   Interest Only
 62            20 East 9th Street Corp.   $  4,500,000  $  4,412,607     Fee             0             180             174
 67            The Opera Owners, Inc.     $  4,000,000  $  3,998,949     Fee             0             720             717
 68            257 Central Park West      $  4,000,000  $  3,996,998     Fee             0             480             478
               Inc.
 69            13-21 East 22nd Street     $  3,800,000  $  3,766,636     Fee             0             240             236
               Residence Corp.
 72            565 Equities, Inc.         $  3,400,000  $  3,397,597     Fee             0             720             714
 78            1035 Fifth Avenue          $  3,000,000  $  3,000,000     Fee           120        Interest Only   Interest Only
               Corporation
 80            Queens Boulevard           $  3,000,000  $  2,992,388     Fee             0             360             357
               Tenants Corp.
 85            43 Tenants Corp.           $  2,750,000  $  2,750,000     Fee           120        Interest Only   Interest Only
 86            315 Homes Corp.            $  2,700,000  $  2,672,008     Fee             0             240             235
 91            108 Sagamore Road Corp.    $  2,500,000  $  2,493,904     Fee             0             480             474
 92            351 Marine Owners Corp.    $  2,500,000  $  2,491,747     Fee             0             360             356
 96            Colorado Owners, Inc.      $  2,175,000  $  2,166,635     Fee             0             420             414
 97            22579 Owners Corp.         $  2,150,000  $  2,148,127     Fee             0             360             359
 98            140 Nassau Residence       $  2,100,000  $  2,098,239     Fee             0             720             712
               Corp.
 111           Osse, Inc.                 $  1,850,000  $  1,841,993     Fee             0             360             355
 113           20 West 77th Street        $  1,800,000  $  1,797,264     Fee             0             480             476
               Corp.
 118           Warner House Owners        $  1,650,000  $  1,647,921     Fee             0             480             477
               Corp.
 120           Linden Hill No. 2          $  1,600,000  $  1,599,165     Fee             0             720             715
               Cooperative Corp.
 121           Ten West Eighty-Six        $  1,600,000  $  1,598,703     Fee             0             480             478
               Corp.
 123           Salisbury Point            $  1,590,000  $  1,581,589     Fee             0             360             354
               Cooperative, Inc.
 126           609 West Owners Corp.      $  1,540,000  $  1,535,196     Fee             0             480             472
 127           30-40 Fleetwood Avenue     $  1,500,000  $  1,497,389     Fee             0             360             358
               Apartment Corp.
 130           99th Riverside Housing     $  1,430,000  $  1,430,000     Fee           120        Interest Only   Interest Only
               Corp.
 137           75 Central Park West       $  1,280,000  $  1,272,154     Fee             0             360             353
               Corporation

                                                                                   INTEREST
                                             ORIG       REM.                     CALCULATION                FIRST
                                            TERM TO   TERM TO  INTEREST  GRACE    (30/360 /      MONTHLY   PAYMENT
  #   CROSSED       PROPERTY NAME          MATURITY   MATURITY   RATE     DAYS    ACTUAL/360)    PAYMENT     DATE    ARD  DEFEASANCE
------------------------------------------------------------------------------------------------------------------------------------
 14            80 W.E.T.H. Corp.              180       179     7.900%      5     Actual/360    $143,432    5/1/02   N/A     Yes
 24            Chesapeake Owners Corp.        120       115     6.470%     10       30/360      $ 52,499    1/1/02   N/A     Yes
 26            Silver Towers Owners           120       117     6.250%     10       30/360      $ 51,663    3/1/02   N/A     N/A
               Corp.
 28            Astor Court Owners Corp.       120       119     6.780%     10     Actual/360    $ 47,260    5/1/02   N/A     Yes
 34            17-85 215th Street             120       117     6.600%     10     Actual/360    $ 51,542    3/1/02   N/A     N/A
               Owners', Inc.
 37            Continental Owners Corp.       120       116     7.040%     10       30/360      $ 41,685    2/1/02   N/A     Yes
 39            400 East 77th Street           120       118     6.540%     10     Actual/360    $ 39,257    4/1/02   N/A     N/A
               Owners, Inc.
 47            Lincoln (DE), LP               120       116     7.580%      5     ACTUAL/360    $ 47,318    2/1/02   N/A     YES
 54            Madison at 84th Tenants        120       117     6.970%     10       30/360      $ 29,042    3/1/02   N/A     Yes
               Corp.
 56            Ellivkroy Realty Corp.         120       119     6.810%     10       30/360      $ 26,673    5/1/02   N/A     N/A
 62            20 East 9th Street Corp.       120       114     6.870%     10       30/360      $ 40,121   12/1/01   N/A     N/A
 67            The Opera Owners, Inc.         120       117     7.070%     10       30/360      $ 23,915    3/1/02   N/A     Yes
 68            257 Central Park West          120       118     6.820%     10     Actual/360    $ 24,610    4/1/02   N/A     Yes
               Inc.
 69            13-21 East 22nd Street         120       116     6.140%     10     Actual/360    $ 27,721    2/1/02   N/A     Yes
               Residence Corp.
 72            565 Equities, Inc.             120       114     6.440%     10       30/360      $ 18,642   12/1/01   N/A     Yes
 78            1035 Fifth Avenue              120       118     7.020%     10     Actual/360    $ 17,794    4/1/02   N/A     Yes
               Corporation
 80            Queens Boulevard               120       117     6.870%     10       30/360      $ 19,698    3/1/02   N/A     Yes
               Tenants Corp.
 85            43 Tenants Corp.               120       115     6.180%     10       30/360      $ 14,163    1/1/02   N/A     Yes
 86            315 Homes Corp.                120       115     6.450%     10       30/360      $ 20,051    1/1/02   N/A     Yes
 91            108 Sagamore Road Corp.        120       114     6.820%     10       30/360      $ 15,210   12/1/01   N/A     Yes
 92            351 Marine Owners Corp.        120       116     7.010%     10       30/360      $ 16,649    2/1/02   N/A     Yes
 96            Colorado Owners, Inc.          120       114     6.680%     10     Actual/360    $ 13,550   12/1/01   N/A     N/A
 97            22579 Owners Corp.             120       119     6.690%     10       30/360      $ 13,859    5/1/02   N/A     Yes
 98            140 Nassau Residence           120       112     6.710%     10       30/360      $ 11,958   10/1/01   N/A     Yes
               Corp.
 111           Osse, Inc.                     120       115     6.780%     10       30/360      $ 12,036    1/1/02   N/A     N/A
 113           20 West 77th Street            120       116     7.040%     10       30/360      $ 11,238    2/1/02   N/A     N/A
               Corp.
 118           Warner House Owners            120       117     6.670%     10       30/360      $  9,861    3/1/02   N/A     Yes
               Corp.
 120           Linden Hill No. 2              120       115     6.700%     10       30/360      $  9,099    1/1/02   N/A     Yes
               Cooperative Corp.
 121           Ten West Eighty-Six            120       118     6.790%     10       30/360      $  9,700    4/1/02   N/A     Yes
               Corp.
 123           Salisbury Point                120       114     6.700%     10       30/360      $ 10,260   12/1/01   N/A     Yes
               Cooperative, Inc.
 126           609 West Owners Corp.          120       112     6.990%     10       30/360      $  9,559   10/1/01   N/A     Yes
 127           30-40 Fleetwood Avenue         120       118     6.710%     10       30/360      $  9,689    4/1/02   N/A     Yes
               Apartment Corp.
 130           99th Riverside Housing         120       117     6.690%     10       30/360      $  7,972    3/1/02   N/A     Yes
               Corp.
 137           75 Central Park West           120       113     6.750%     10       30/360      $  8,302   11/1/01   N/A     Yes
               Corporation

                                     B-1C-1

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2002-CKN 2

                                 NCB COLLATERAL

                                                                 SERVICING                   CONTRACTUAL
                                                                    AND      ENGINEERING      RECURRING      LC & TI     CONTRACTUAL
                                               DEFEASANCE         TRUSTEE     RESERVE AT     REPLACEMENT   RESERVE AT     RECURRING
  #    CROSSED      PROPERTY NAME              PROVISION           FEES      ORIGINATION    RESERVE/FF&E   Origination      LC&TI
------------------------------------------------------------------------------------------------------------------------------------
  14           80 W.E.T.H. Corp.          Lock/25_Def/152_0%/3      0.1030%   $     3,292    $    39,500   $  900,000    $  66,500
  24           Chesapeake Owners Corp.    Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
  26           Silver Towers Owners       N/A                       0.0830%           N/A            N/A          N/A          N/A
               Corp.
  28           Astor Court Owners Corp.   Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
  34           17-85 215th Street         N/A                       0.0830%           N/A            N/A          N/A          N/A
               Owners', Inc.
  37           Continental Owners Corp.   Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
  39           400 East 77th Street       N/A                       0.0830%           N/A            N/A          N/A          N/A
               Owners, Inc.
  47           Lincoln (DE), LP           Lock/28_Def/89_0%/3       0.1030%           N/A            N/A          N/A          N/A
  54           Madison at 84th Tenants    Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
               Corp.
  56           Ellivkroy Realty Corp.     N/A                       0.0830%           N/A            N/A          N/A          N/A
  62           20 East 9th Street Corp.   N/A                       0.0830%           N/A            N/A          N/A          N/A
  67           The Opera Owners, Inc.     Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
  68           257 Central Park West      Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
               Inc.
  69           13-21 East 22nd Street     Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
               Residence Corp.
  72           565 Equities, Inc.         Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
  78           1035 Fifth Avenue          Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
               Corporation
  80           Queens Boulevard           Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
               Tenants Corp.
  85           43 Tenants Corp.           Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
  86           315 Homes Corp.            Lock/48_Def/69_0%/3       0.0830%   $ 1,500,000            N/A          N/A          N/A
  91           108 Sagamore Road Corp.    Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
  92           351 Marine Owners Corp.    Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
  96           Colorado Owners, Inc.      N/A                       0.0830%           N/A            N/A          N/A          N/A
  97           22579 Owners Corp.         Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
  98           140 Nassau Residence       Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
               Corp.
 111           Osse, Inc.                 N/A                       0.0830%           N/A            N/A          N/A          N/A
 113           20 West 77th Street        N/A                       0.0830%           N/A            N/A          N/A          N/A
               Corp.
 118           Warner House Owners        Lock/47_Def/70_0%/3       0.0830%           N/A            N/A          N/A          N/A
               Corp.
 120           Linden Hill No. 2          Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
               Cooperative Corp.
 121           Ten West Eighty-Six        Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
               Corp.
 123           Salisbury Point            Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
               Cooperative, Inc.
 126           609 West Owners Corp.      Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
 127           30-40 Fleetwood Avenue     Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
               Apartment Corp.
 130           99th Riverside Housing     Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
               Corp.
 137           75 Central Park West       Lock/48_Def/69_0%/3       0.0830%           N/A            N/A          N/A          N/A
               Corporation

                                                TAX &       INITIAL          INITIAL OTHER          CONTRACTUAL     CONTRACTUAL
                                             INSURANCE       OTHER              RESERVE                OTHER       OTHER RESERVE
  #    CROSSED        PROPERTY NAME           ESCROWS       RESERVE           DESCRIPTION             RESERVE       DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
  14            80 W.E.T.H. Corp.              Both       $ 150,000    Initial holdback to be             N/A      N/A
                                                                       released upon receipt of
                                                                       permanent Permanent
                                                                       Certificate of Occupancy.
  24            Chesapeake Owners Corp.      Insurance          N/A    N/A                                N/A      N/A
  26            Silver Towers Owners           None             N/A    N/A                                N/A      N/A
                Corp.
  28            Astor Court Owners Corp.       None             N/A    N/A                                N/A      N/A
  34            17-85 215th Street             None             N/A    N/A                                N/A      N/A
                Owners', Inc.
  37            Continental Owners Corp.       None             N/A    N/A                                N/A      N/A
  39            400 East 77th Street            Tax             N/A    N/A                                N/A      N/A
                Owners, Inc.
  47            Lincoln (DE), LP               NONE             N/A    N/A                         $   47,318      CONTRACTUAL DEBT
                                                                                                                   SERVICE RESERVE.
  54            Madison at 84th Tenants        None             N/A    N/A                                N/A      N/A
                Corp.
  56            Ellivkroy Realty Corp.         None             N/A    N/A                                N/A      N/A
  62            20 East 9th Street Corp.       None             N/A    N/A                                N/A      N/A
  67            The Opera Owners, Inc.         None             N/A    N/A                                N/A      N/A
  68            257 Central Park West           Tax             N/A    N/A                                N/A      N/A
                Inc.
  69            13-21 East 22nd Street          Tax             N/A    N/A                                N/A      N/A
                Residence Corp.
  72            565 Equities, Inc.             None             N/A    N/A                                N/A      N/A
  78            1035 Fifth Avenue              None             N/A    N/A                                N/A      N/A
                Corporation
  80            Queens Boulevard Tenants       None             N/A    N/A                                N/A      N/A
                Corp.
  85            43 Tenants Corp.               None             N/A    N/A                                N/A      N/A
  86            315 Homes Corp.                None             N/A    N/A                                N/A      N/A
  91            108 Sagamore Road Corp.         Tax             N/A    N/A                                N/A      N/A
  92            351 Marine Owners Corp.         Tax             N/A    N/A                                N/A      N/A
  96            Colorado Owners, Inc.        Insurance          N/A    N/A                                N/A      N/A
  97            22579 Owners Corp.             None             N/A    N/A                                N/A      N/A
  98            140 Nassau Residence           None             N/A    N/A                                N/A      N/A
                Corp.
 111            Osse, Inc.                     None             N/A    N/A                                N/A      N/A
 113            20 West 77th Street Corp.      None             N/A    N/A                                N/A      N/A
 118            Warner House Owners Corp.      None             N/A    N/A                                N/A      N/A
 120            Linden Hill No. 2              None             N/A    N/A                                N/A      N/A
                Cooperative Corp.
 121            Ten West Eighty-Six Corp.      None             N/A    N/A                                N/A      N/A
 123            Salisbury Point                 Tax             N/A    N/A                                N/A      N/A
                Cooperative, Inc.
 126            609 West Owners Corp.          None             N/A    N/A                                N/A      N/A
 127            30-40 Fleetwood Avenue         None             N/A    N/A                                N/A      N/A
                Apartment Corp.
 130            99th Riverside Housing         None             N/A    N/A                                N/A      N/A
                Corp.
 137            75 Central Park West           None             N/A    N/A                                N/A      N/A
                Corporation

                                                       LETTER                  EARNOUT     ADDITIONAL     ADDITIONAL   ADDITIONAL
                                          LETTER OF   OF CREDIT    EARNOUT     RESERVE     COLLATERAL     COLLATERAL   COLLATERAL
  #    CROSSED      PROPERTY NAME          CREDIT    DESCRIPTION   RESERVE   DESCRIPTION     AMOUNT       EVENT DATE   DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
  14           80 W.E.T.H. Corp.          N/A        N/A           N/A       N/A           N/A            N/A          N/A
  24           Chesapeake Owners Corp.    N/A        N/A           N/A       N/A           N/A            N/A          N/A
  26           Silver Towers Owners       N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Corp.
  28           Astor Court Owners Corp.   N/A        N/A           N/A       N/A           N/A            N/A          N/A
  34           17-85 215th Street         N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Owners', Inc.
  37           Continental Owners Corp.   N/A        N/A           N/A       N/A           N/A            N/A          N/A
  39           400 East 77th Street       N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Owners, Inc.
  47           Lincoln (DE), LP           N/A        N/A           N/A       N/A           N/A            N/A          N/A
  54           Madison at 84th Tenants    N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Corp.
  56           Ellivkroy Realty Corp.     N/A        N/A           N/A       N/A           N/A            N/A          N/A
  62           20 East 9th Street Corp.   N/A        N/A           N/A       N/A           N/A            N/A          N/A
  67           The Opera Owners, Inc.     N/A        N/A           N/A       N/A           N/A            N/A          N/A
  68           257 Central Park West      N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Inc.
  69           13-21 East 22nd Street     N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Residence Corp.
  72           565 Equities, Inc.         N/A        N/A           N/A       N/A           N/A            N/A          N/A
  78           1035 Fifth Avenue          N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Corporation
  80           Queens Boulevard Tenants   N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Corp.
  85           43 Tenants Corp.           N/A        N/A           N/A       N/A           N/A            N/A          N/A
  86           315 Homes Corp.            N/A        N/A           N/A       N/A           N/A            N/A          N/A
  91           108 Sagamore Road Corp.    N/A        N/A           N/A       N/A           N/A            N/A          N/A
  92           351 Marine Owners Corp.    N/A        N/A           N/A       N/A           N/A            N/A          N/A
  96           Colorado Owners, Inc.      N/A        N/A           N/A       N/A           N/A            N/A          N/A
  97           22579 Owners Corp.         N/A        N/A           N/A       N/A           N/A            N/A          N/A
  98           140 Nassau Residence       N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Corp.
 111           Osse, Inc.                 N/A        N/A           N/A       N/A           N/A            N/A          N/A
 113           20 West 77th Street Corp.  N/A        N/A           N/A       N/A           N/A            N/A          N/A
 118           Warner House Owners Corp.  N/A        N/A           N/A       N/A           N/A            N/A          N/A
 120           Linden Hill No. 2          N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Cooperative Corp.
 121           Ten West Eighty-Six Corp.  N/A        N/A           N/A       N/A           N/A            N/A          N/A
 123           Salisbury Point            N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Cooperative, Inc.
 126           609 West Owners Corp.      N/A        N/A           N/A       N/A           N/A            N/A          N/A
 127           30-40 Fleetwood Avenue     N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Apartment Corp.
 130           99th Riverside Housing     N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Corp.
 137           75 Central Park West       N/A        N/A           N/A       N/A           N/A            N/A          N/A
               Corporation

                                     B-1C-2

                                                                                         ZIP      MORTGAGE     MORTGAGE   CO-OP LOAN
  #    CROSSED      PROPERTY NAME                ADDRESS           CITY         STATE   CODE     ORIGINATOR  LOAN SELLER   (YES/NO)
-----------------------------------------------------------------------------------------------------------------------------------
 140            2020 Avenue V             2020 Avenue V           Brooklyn      NY      11229     NCBCC      NCB           Yes
                Apartment Corp.
 142            Orienta Owners, Inc.      302 West 79th Street    New York      NY      10024     NCBCC      NCB           Yes
 145            220 East 87 Owners        220 East 87th Street    New York      NY      10128     NCB        NCB           Yes
                Corp.
 146            228 West 10th St.         228 West 10th Street    New York      NY      10014     NCBCC      NCB           Yes
                Owners Corp.
 147            Princeton Owners Corp.    44-20 Douglaston        Douglaston    NY      11363     NCBCC      NCB           Yes
                                          Parkway
 149            126 Riverside Drive       126 Riverside Drive     New York      NY      10024     NCBCC      NCB           Yes
                Corp.
 152            100 Randall Avenue        100 Randall Avenue      Freeport      NY      11520     NCB        NCB           Yes
                Owners Corp.
 153            Broadwood Acres           302 Longacre Road and   Woodmere      NY      11598     NCBCC      NCB           Yes
                Tenants Corp.             874 West Broadway
 154            38-50 West 9th Street     38-50 West 9th Street   New York      NY      10011     NCBCC      NCB           Yes
                Corp.
 156            48th Street Owners        212 East 48th Street    New York      NY      10022     NCBCC      NCB           Yes
                Corp.
 158            Kelmscott Apartments,     316 West 79th Street    New York      NY      10024     NCBCC      NCB           Yes
                Inc.
 162            252 West 85th             252 West 85th Street    New York      NY      10024     NCBCC      NCB           Yes
                Residents Corp.
 164            48 Tenants Corp.          48 Great Jones Street   New York      NY      10012     NCBCC      NCB           Yes
 167            445 East 78th Street      445 East 78th Street    New York      NY      10021     NCBCC      NCB           Yes
                Owners Corp.
 172            37 Apartments Corp.       37 Riverside Drive      New York      NY      10023     NCB        NCB           Yes
 177            East Hampton Mews         514 Montauk Highway     East Hampton  NY      11937     NCBCC      NCB           Yes
                Tenants Corp.
 178            49 West 9th Street        49 West 9th Street      New York      NY      10011     NCB        NCB           Yes
                Corp.
 179            147 West 22 St. Corp.     147 West 22nd Street    New York      NY      10011     NCBCC      NCB           Yes
 183            Capri Owners, Inc.        2331 Ocean Avenue       Brooklyn      NY      11229     NCB        NCB           Yes
 184            The Leroy Owners          25 Leroy Street         New York      NY      10014     NCBCC      NCB           Yes
                Corporation
 185            99 State Associates       99 State Street         Brooklyn      NY      11201     NCBCC      NCB           Yes
                Inc.
 186            West 70th Owners Corp.    45 West 70th Street     New York      NY      10023     NCB        NCB           Yes
 188            Seventy-Eight Tenants     78 Charles Street       New York      NY      10013     NCBCC      NCB           Yes
                Corporation
 190            125 Greene Street Corp.   125 Greene Street       New York      NY      10012     NCB        NCB           Yes
 192            839 Carroll Owners,       839 Carroll Street      Brooklyn      NY      11215     NCB        NCB           Yes
                Inc.
 193            URBS Nova Cooperative,    18 West 90th Street     New York      NY      10024     NCB        NCB           Yes
                Inc.
 194            M & A Residences, Inc.    41-43 Murray Street     New York      NY      10038     NCB        NCB           Yes
 195            21 & 23 Bethune St.       21- 23 Bethune Street   New York      NY      10014     NCB        NCB           Yes
                Tenants Corporation
 196            159 West 74th Street      159 West 74th Street    New York      NY      10023     NCB        NCB           Yes
                Tenants' Corporation
 197            24 West 70th Street       24 West 70th Street     New York      NY      10023     NCB        NCB           Yes
                Apartment Corp.
 198            454 Third Street          454 Third Street        Brooklyn      NY      11215     NCB        NCB           Yes
                Tenants Corp.
 199            50 8th Ave. Tenants       50 Eighth Avenue        Brooklyn      NY      11217     NCB        NCB           Yes
                Corp.
 202            712-8 Housing             712 Eighth Avenue       Brooklyn      NY      11215     NCB        NCB           Yes
                Corporation
 203            Baltictown, Inc.          240 & 242 Baltic Street Brooklyn      NY      11201     NCBCC      NCB           Yes
 204            153 Lafayette Co-op       153 Lafayette Avenue    Brooklyn      NY      11238     NCB        NCB           Yes
                Corp.

                                                                                          INITIAL       ORIG      REM.      ORIG
                                                ORIGINAL      CUT-OFF         FEE/     INTEREST ONLY   AMORT.    AMORT.    TERM TO
   #    CROSSED        PROPERTY NAME            BALANCE       BALANCE      LEASEHOLD       TERM         TERM      TERM    MATURITY
------------------------------------------------------------------------------------------------------------------------------------
  140            2020 Avenue V Apartment      $ 1,250,000   $ 1,245,882       Fee            0          360       356        120
                 Corp.
  142            Orienta Owners, Inc.         $ 1,250,000   $ 1,242,264       Fee            0          360       353        120
  145            220 East 87 Owners Corp.     $ 1,100,000   $ 1,097,498       Fee            0          480       475        120
  146            228 West 10th St. Owners     $ 1,100,000   $ 1,094,402       Fee            0          360       354        120
                 Corp.
  147            Princeton Owners Corp.       $ 1,100,000   $ 1,093,166       Fee            0          360       353        120
  149            126 Riverside Drive Corp.    $ 1,100,000   $ 1,085,386       Fee            0          180       176        180
  152            100 Randall Avenue Owners    $ 1,000,000   $   998,343       Fee            0          360       358        120
                 Corp.
  153            Broadwood Acres Tenants      $ 1,000,000   $   998,200       Fee            0          480       476        120
                 Corp.
  154            38-50 West 9th Street        $ 1,000,000   $   997,580       Fee            0          360       357        120
                 Corp.
  156            48th Street Owners Corp.     $ 1,000,000   $   995,135       Fee            0          300       296        120
  158            Kelmscott Apartments, Inc.   $   900,000   $   900,000       Fee           120      Interest  Interest      120
                                                                                                       Only      Only
  162            252 West 85th Residents      $   800,000   $   799,840       Fee            0          720       718        120
                 Corp.
  164            48 Tenants Corp.             $   750,000   $   750,000       Fee           120      Interest  Interest      120
                                                                                                        Only      Only
  167            445 East 78th Street         $   750,000   $   746,257       Fee            0          360       354        120
                 Owners Corp.
  172            37 Apartments Corp.          $   700,000   $   696,219       Fee            0          300       296        120
  177            East Hampton Mews Tenants    $   600,000   $   598,143       Fee            0          180       179        180
                 Corp.
  178            49 West 9th Street Corp.     $   600,000   $   596,764       Fee            0          360       354        120
  179            147 West 22 St. Corp.        $   600,000   $   596,595       Fee            0          360       354        120
  183            Capri Owners, Inc.           $   500,000   $   498,914       Fee            0          420       417        120
  184            The Leroy Owners             $   395,000   $   393,189       Fee            0          360       355        120
                 Corporation
  185            99 State Associates Inc.     $   370,000   $   368,690       Fee            0          360       356        120
  186            West 70th Owners Corp.       $   360,000   $   357,815       Fee            0          360       353        120
  188            Seventy-Eight Tenants        $   300,000   $   299,518       Fee            0          360       358        120
                 Corporation
  190            125 Greene Street Corp.      $   270,000   $   260,299       Fee            0          120       114        120
  192            839 Carroll Owners, Inc.     $   260,000   $   257,440       Fee            0          180       177        180
  193            URBS Nova Cooperative,       $   250,000   $   249,608       Fee            0          360       358        120
                 Inc.
  194            M & A Residences, Inc.       $   250,000   $   249,287       Fee            0          360       356        120
  195            21 & 23 Bethune St.          $   250,000   $   248,381       Fee            0          360       352        120
                 Tenants Corporation
  196            159 West 74th Street         $   250,000   $   248,327       Fee            0          360       352        120
                 Tenants' Corporation
  197            24 West 70th Street          $   245,000   $   244,068       Fee            0          360       356        120
                 Apartment Corp.
  198            454 Third Street Tenants     $   235,000   $   233,415       Fee            0          360       352        120
                 Corp.
  199            50 8th Ave. Tenants Corp.    $   230,000   $   229,031       Fee            0          300       297        120
  202            712-8 Housing Corporation    $   204,000   $   200,416       Fee            0          120       117        120
  203            Baltictown, Inc.             $   200,000   $   199,254       Fee            0          300       297        120
  204            153 Lafayette Co-op Corp.    $   135,000   $   134,508       Fee            0          360       356        120

                                                                     INTEREST
                                          REM.                      CALCULATION                    FIRST
                                        TERM TO  INTEREST   GRACE    (30/360 /       MONTHLY      PAYMENT
  #  CROSSED     PROPERTY NAME         MATURITY   RATE      DAYS    ACTUAL/360)      PAYMENT       DATE        ARD    DEFEASANCE
-----------------------------------------------------------------------------------------------------------------------------------
 140         2020 Avenue V Apartment      116     7.020%     10       30/360         $ 8,333       2/1/2002     N/A       Yes
             Corp.
 142         Orienta Owners, Inc.         113     6.700%     10       30/360         $ 8,066      11/1/2001     N/A       Yes
 145         220 East 87 Owners Corp.     115     6.400%     10       30/360         $ 6,362       1/1/2002     N/A       Yes
 146         228 West 10th St.            114     7.110%     10     Actual/360       $ 7,473      12/1/2001     N/A       Yes
             Owners Corp.
 147         Princeton Owners Corp.       113     6.680%     10       30/360         $ 7,083      11/1/2001     N/A       Yes
 149         126 Riverside Drive          176     6.500%     10       30/360         $ 9,582       2/1/2002     N/A       Yes
             Corp.
 152         100 Randall Avenue           118     6.960%     10       30/360         $ 6,626       4/1/2002     N/A       Yes
             Owners Corp.
 153         Broadwood Acres Tenants      116     7.060%     10     Actual/360       $ 6,329       2/1/2002     N/A       Yes
             Corp.
 154         38-50 West 9th Street        117     7.110%     10       30/360         $ 6,727       3/1/2002     N/A       Yes
             Corp.
 156         48th Street Owners Corp.     116     7.150%     10       30/360         $ 7,164       2/1/2002     N/A       N/A
 158         Kelmscott Apartments,        114     6.400%     10       30/360         $ 4,800      12/1/2001     N/A       Yes
             Inc.
 162         252 West 85th Residents      118     6.780%     10       30/360         $ 4,600       4/1/2002     N/A       Yes
             Corp.
 164         48 Tenants Corp.             114     6.500%     10       30/360         $ 4,063      12/1/2001     N/A       Yes
 167         445 East 78th Street         114     7.000%     10       30/360         $ 4,990      12/1/2001     N/A       N/A
             Owners Corp.
 172         37 Apartments Corp.          116     6.480%     10       30/360         $ 4,718       2/1/2002     N/A       Yes
 177         East Hampton Mews            179     7.220%     10       30/360         $ 5,467       5/1/2002     N/A       N/A
             Tenants Corp.
 178         49 West 9th Street Corp.     114     6.600%     10       30/360         $ 3,832      12/1/2001     N/A       Yes
 179         147 West 22 St. Corp.        114     6.500%     10     Actual/360       $ 3,828      12/1/2001     N/A       Yes
 183         Capri Owners, Inc.           117     6.730%     10     Actual/360       $ 3,133       3/1/2002     N/A       N/A
 184         The Leroy Owners             115     6.620%     10     Actual/360       $ 2,552       1/1/2002     N/A       Yes
             Corporation
 185         99 State Associates Inc.     116     7.050%     10     Actual/360       $ 2,498       2/1/2002     N/A       Yes
 186         West 70th Owners Corp.       113     6.800%     10       30/360         $ 2,347      11/1/2001     N/A       Yes
 188         Seventy-Eight Tenants        118     7.120%     10       30/360         $ 2,020       4/1/2002     N/A       Yes
             Corporation
 190         125 Greene Street Corp.      114     6.650%     10     Actual/360       $ 3,099      12/1/2001     N/A       Yes
 192         839 Carroll Owners, Inc.     177     7.050%     10     Actual/360       $ 2,359       3/1/2002     N/A       Yes
 193         URBS Nova Cooperative,       118     7.040%     10     Actual/360       $ 1,686       4/1/2002     N/A       Yes
             Inc.
 194         M & A Residences, Inc.       116     7.750%     10       30/360         $ 1,791       2/1/2002     N/A       Yes
 195         21 & 23 Bethune St.          112     7.170%     10       30/360         $ 1,692      10/1/2001     N/A       Yes
             Tenants Corporation
 196         159 West 74th Street         112     7.000%     10       30/360         $ 1,663      10/1/2001     N/A       Yes
             Tenants' Corporation
 197         24 West 70th Street          116     6.280%     10       30/360         $ 1,513       2/1/2002     N/A       Yes
             Apartment Corp.
 198         454 Third Street             112     6.960%     10       30/360         $ 1,557      10/1/2001     N/A       Yes
             Tenants Corp.
 199         50 8th Ave. Tenants          117     6.810%     10     Actual/360       $ 1,612       3/1/2002     N/A       Yes
             Corp.
 202         712-8 Housing                117     6.860%     10       30/360         $ 2,354       3/1/2002     N/A       Yes
             Corporation
 203         Baltictown, Inc.             117     6.990%     10       30/360         $ 1,412       3/1/2002     N/A       Yes
 204         153 Lafayette Co-op          116     6.500%     10       30/360         $   853       2/1/2002     N/A       Yes
             Corp.

                                     B-1C-3

                             MORTAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN2

                                 NCB COLLATERAL

                                                                               SERVICING                  CONTRACTUAL
                                                                                  AND      ENGINEERING     RECURRING       LC & TI
                                                              DEFEASANCE        TRUSTEE    RESERVE AT     REPLACEMENT    RESERVE AT
  #   CROSSED         PROPERTY NAME                            PROVISION         FEES      ORIGINATION    RESERVE/FF&E   ORIGINATION
------------------------------------------------------------------------------------------------------------------------------------
140            2020 Avenue V Apartment Corp.              Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
142            Orienta Owners, Inc.                       Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
145            220 East 87 Owners Corp.                   Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
146            228 West 10th St. Owners Corp.             Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
147            Princeton Owners Corp.                     Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
149            126 Riverside Drive Corp.                  Lock/48_Def/129_0%/3    0.0830%          N/A             N/A           N/A
152            100 Randall Avenue Owners Corp.            Lock/48_Def/66_0%/6     0.0830%          N/A             N/A           N/A
153            Broadwood Acres Tenants Corp.              Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
154            38-50 West 9th Street Corp.                Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
156            48th Street Owners Corp.                   N/A                     0.0830%          N/A             N/A           N/A
158            Kelmscott Apartments, Inc.                 Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
162            252 West 85th Residents Corp.              Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
164            48 Tenants Corp.                           Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
167            445 East 78th Street Owners Corp.          N/A                     0.0830%          N/A             N/A           N/A
172            37 Apartments Corp.                        Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
177            East Hampton Mews Tenants Corp.            N/A                     0.0830%          N/A             N/A           N/A
178            49 West 9th Street Corp.                   Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
179            147 West 22 St. Corp.                      Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
183            Capri Owners, Inc.                         N/A                     0.0830%          N/A             N/A           N/A
184            The Leroy Owners Corporation               Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
185            99 State Associates Inc.                   Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
186            West 70th Owners Corp.                     Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
188            Seventy-Eight Tenants Corporation          Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
190            125 Greene Street Corp.                    Lock/47_Def/70_0%/3     0.0830%          N/A             N/A           N/A
192            839 Carroll Owners, Inc.                   Lock/48_Def/129_0%/3    0.0830%          N/A             N/A           N/A
193            URBS Nova Cooperative, Inc.                Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
194            M & A Residences, Inc.                     Lock/48_Def/69_0%/3     0.0830%      $20,000             N/A           N/A
195            21 & 23 Bethune St. Tenants Corporation    Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
196            159 West 74th Street Tenants' Corporation  Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
197            24 West 70th Street Apartment Corp.        Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
198            454 Third Street Tenants Corp.             Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
199            50 8th Ave. Tenants Corp.                  Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
202            712-8 Housing Corporation                  Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
203            Baltictown, Inc.                           Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A
204            153 Lafayette Co-op Corp.                  Lock/48_Def/69_0%/3     0.0830%          N/A             N/A           N/A

                                                       CONTRACTUAL       TAX &    INITIAL      INITIAL OTHER     CONTRACTUAL
                                                        RECURRING      INSURANCE   OTHER          RESERVE           OTHER
  #   CROSSED         PROPERTY NAME                       LC&TI         ESCROWS   RESERVE       DESCRIPTION        RESERVE
-----------------------------------------------------------------------------------------------------------------------------
140            2020 Avenue V Apartment Corp.                   N/A        None    N/A           N/A               N/A
142            Orienta Owners, Inc.                            N/A        None    N/A           N/A               N/A
145            220 East 87 Owners Corp.                        N/A        None    N/A           N/A               N/A
146            228 West 10th St. Owners Corp.                  N/A        None    N/A           N/A               N/A
147            Princeton Owners Corp.                          N/A        Tax     N/A           N/A               N/A
149            126 Riverside Drive Corp.                       N/A        None    N/A           N/A               N/A
152            100 Randall Avenue Owners Corp.                 N/A        Tax     N/A           N/A               N/A
153            Broadwood Acres Tenants Corp.                   N/A        Tax     N/A           N/A               N/A
154            38-50 West 9th Street Corp.                     N/A        None    N/A           N/A               N/A
156            48th Street Owners Corp.                        N/A        None    N/A           N/A               N/A
158            Kelmscott Apartments, Inc.                      N/A        None    N/A           N/A               N/A
162            252 West 85th Residents Corp.                   N/A        None    N/A           N/A               N/A
164            48 Tenants Corp.                                N/A        Tax     N/A           N/A               N/A
167            445 East 78th Street Owners Corp.               N/A        None    N/A           N/A               N/A
172            37 Apartments Corp.                             N/A        None    N/A           N/A               N/A
177            East Hampton Mews Tenants Corp.                 N/A        Tax     N/A           N/A               N/A
178            49 West 9th Street Corp.                        N/A        Tax     N/A           N/A               N/A
179            147 West 22 St. Corp.                           N/A        None    N/A           N/A               N/A
183            Capri Owners, Inc.                              N/A        None    N/A           N/A               N/A
184            The Leroy Owners Corporation                    N/A        Tax     N/A           N/A               N/A
185            99 State Associates Inc.                        N/A        Tax     N/A           N/A               N/A
186            West 70th Owners Corp.                          N/A        None    N/A           N/A               N/A
188            Seventy-Eight Tenants Corporation               N/A        None    N/A           N/A               N/A
190            125 Greene Street Corp.                         N/A        None    N/A           N/A               N/A
192            839 Carroll Owners, Inc.                        N/A        Tax     N/A           N/A               N/A
193            URBS Nova Cooperative, Inc.                     N/A        Tax     N/A           N/A               N/A
194            M & A Residences, Inc.                          N/A        None    N/A           N/A               N/A
195            21 & 23 Bethune St. Tenants Corporation         N/A        Tax     N/A           N/A               N/A
196            159 West 74th Street Tenants' Corporation       N/A        Tax     N/A           N/A               N/A
197            24 West 70th Street Apartment Corp.             N/A        None    N/A           N/A               N/A
198            454 Third Street Tenants Corp.                  N/A        Tax     N/A           N/A               N/A
199            50 8th Ave. Tenants Corp.                       N/A        None    N/A           N/A               N/A
202            712-8 Housing Corporation                       N/A        Tax     N/A           N/A               N/A
203            Baltictown, Inc.                                N/A        Tax     N/A           N/A               N/A
204            153 Lafayette Co-op Corp.                       N/A        Tax     N/A           N/A               N/A

                                                           CONTRACTUAL                   LETTER
                                                          OTHER RESERVE    LETTER OF    OF CREDIT     EARNOUT
  #   CROSSED         PROPERTY NAME                        DESCRIPTION      CREDIT     DESCRIPTION    RESERVE
-----------------------------------------------------------------------------------------------------------
140            2020 Avenue V Apartment Corp.              N/A              N/A         N/A            N/A
142            Orienta Owners, Inc.                       N/A              N/A         N/A            N/A
145            220 East 87 Owners Corp.                   N/A              N/A         N/A            N/A
146            228 West 10th St. Owners Corp.             N/A              N/A         N/A            N/A
147            Princeton Owners Corp.                     N/A              N/A         N/A            N/A
149            126 Riverside Drive Corp.                  N/A              N/A         N/A            N/A
152            100 Randall Avenue Owners Corp.            N/A              N/A         N/A            N/A
153            Broadwood Acres Tenants Corp.              N/A              N/A         N/A            N/A
154            38-50 West 9th Street Corp.                N/A              N/A         N/A            N/A
156            48th Street Owners Corp.                   N/A              N/A         N/A            N/A
158            Kelmscott Apartments, Inc.                 N/A              N/A         N/A            N/A
162            252 West 85th Residents Corp.              N/A              N/A         N/A            N/A
164            48 Tenants Corp.                           N/A              N/A         N/A            N/A
167            445 East 78th Street Owners Corp.          N/A              N/A         N/A            N/A
172            37 Apartments Corp.                        N/A              N/A         N/A            N/A
177            East Hampton Mews Tenants Corp.            N/A              N/A         N/A            N/A
178            49 West 9th Street Corp.                   N/A              N/A         N/A            N/A
179            147 West 22 St. Corp.                      N/A              N/A         N/A            N/A
183            Capri Owners, Inc.                         N/A              N/A         N/A            N/A
184            The Leroy Owners Corporation               N/A              N/A         N/A            N/A
185            99 State Associates Inc.                   N/A              N/A         N/A            N/A
186            West 70th Owners Corp.                     N/A              N/A         N/A            N/A
188            Seventy-Eight Tenants Corporation          N/A              N/A         N/A            N/A
190            125 Greene Street Corp.                    N/A              N/A         N/A            N/A
192            839 Carroll Owners, Inc.                   N/A              N/A         N/A            N/A
193            URBS Nova Cooperative, Inc.                N/A              N/A         N/A            N/A
194            M & A Residences, Inc.                     N/A              N/A         N/A            N/A
195            21 & 23 Bethune St. Tenants Corporation    N/A              N/A         N/A            N/A
196            159 West 74th Street Tenants' Corporation  N/A              N/A         N/A            N/A
197            24 West 70th Street Apartment Corp.        N/A              N/A         N/A            N/A
198            454 Third Street Tenants Corp.             N/A              N/A         N/A            N/A
199            50 8th Ave. Tenants Corp.                  N/A              N/A         N/A            N/A
202            712-8 Housing Corporation                  N/A              N/A         N/A            N/A
203            Baltictown, Inc.                           N/A              N/A         N/A            N/A
204            153 Lafayette Co-op Corp.                  N/A              N/A         N/A            N/A

                                                             EARNOUT      ADDITIONAL   ADDITIONAL   ADDITIONAL
                                                             RESERVE      COLLATERAL   COLLATERAL   COLLATERAL
  #   CROSSED         PROPERTY NAME                        DESCRIPTION     AMOUNT      EVENT DATE   DESCRIPTION
---------------------------------------------------------------------------------------------------------------
140            2020 Avenue V Apartment Corp.               N/A            N/A          N/A          N/A
142            Orienta Owners, Inc.                        N/A            N/A          N/A          N/A
145            220 East 87 Owners Corp.                    N/A            N/A          N/A          N/A
146            228 West 10th St. Owners Corp.              N/A            N/A          N/A          N/A
147            Princeton Owners Corp.                      N/A            N/A          N/A          N/A
149            126 Riverside Drive Corp.                   N/A            N/A          N/A          N/A
152            100 Randall Avenue Owners Corp.             N/A            N/A          N/A          N/A
153            Broadwood Acres Tenants Corp.               N/A            N/A          N/A          N/A
154            38-50 West 9th Street Corp.                 N/A            N/A          N/A          N/A
156            48th Street Owners Corp.                    N/A            N/A          N/A          N/A
158            Kelmscott Apartments, Inc.                  N/A            N/A          N/A          N/A
162            252 West 85th Residents Corp.               N/A            N/A          N/A          N/A
164            48 Tenants Corp.                            N/A            N/A          N/A          N/A
167            445 East 78th Street Owners Corp.           N/A            N/A          N/A          N/A
172            37 Apartments Corp.                         N/A            N/A          N/A          N/A
177            East Hampton Mews Tenants Corp.             N/A            N/A          N/A          N/A
178            49 West 9th Street Corp.                    N/A            N/A          N/A          N/A
179            147 West 22 St. Corp.                       N/A            N/A          N/A          N/A
183            Capri Owners, Inc.                          N/A            N/A          N/A          N/A
184            The Leroy Owners Corporation                N/A            N/A          N/A          N/A
185            99 State Associates Inc.                    N/A            N/A          N/A          N/A
186            West 70th Owners Corp.                      N/A            N/A          N/A          N/A
188            Seventy-Eight Tenants Corporation           N/A            N/A          N/A          N/A
190            125 Greene Street Corp.                     N/A            N/A          N/A          N/A
192            839 Carroll Owners, Inc.                    N/A            N/A          N/A          N/A
193            URBS Nova Cooperative, Inc.                 N/A            N/A          N/A          N/A
194            M & A Residences, Inc.                      N/A            N/A          N/A          N/A
195            21 & 23 Bethune St. Tenants Corporation     N/A            N/A          N/A          N/A
196            159 West 74th Street Tenants' Corporation   N/A            N/A          N/A          N/A
197            24 West 70th Street Apartment Corp.         N/A            N/A          N/A          N/A
198            454 Third Street Tenants Corp.              N/A            N/A          N/A          N/A
199            50 8th Ave. Tenants Corp.                   N/A            N/A          N/A          N/A
202            712-8 Housing Corporation                   N/A            N/A          N/A          N/A
203            Baltictown, Inc.                            N/A            N/A          N/A          N/A
204            153 Lafayette Co-op Corp.                   N/A            N/A          N/A          N/A

                                     B-1C-4

                                  EXHIBIT B-1D

                        SCHEDULE OF NCBCC MORTGAGE LOANS

                             MORTAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN 2

                       NCB CAPITAL CORPORATION COLLATERAL

                                                                                                               ZIP     MORTGAGE
  #   CROSSED           PROPERTY NAME                    ADDRESS             CITY                      STATE   CODE    ORIGINATOR
---------------------------------------------------------------------------------------------------------------------------------
  49          Kamco Murdock Terrace, LTD         7651 C F Hawn Freeway       Dallas                     TX    75217    NCBCC
  51          WISCO (WI) Limited Partnership     590 Enterprise Drive        Neenah                     WI    54956    NCBCC
  70          Bishops Court LLC                  1-136 Bishop Lane           Groton                     CT    06340    NCBCC
  90          1200 Tenant Corp.                  1200 Madison Avenue         New York                   NY    10128    NCBCC
 103          113 Ave D LLC                      403 East 8th Street         New York                   NY    10009    NCBCC
 115          Lafayette Town Houses, Inc.        1301-1423 Nicolet Place     Detroit                    MI    48207    NCB
 128          Winnros LLC                        19950 Roscoe Boulevard      Winnetka                   CA    91306    NCBCC
 131          494 Ocean Harbor View
              Apartment Corp.                    494 South Ocean Avenue      Freeport                   NY    11520    NCB
 133          Broad Hollow Owners, Inc.          700 North Broadway          North Amityville           NY    11701    NCB
 136          21 Chapel Owners Corp.             21 Chapel Place             Great Neck Plaza           NY    11021    NCBCC
 148          New England Towne Houses           25901 Jeanette Court        Roseville                  MI    48066    NCBCC
 161          Wallingford Partners, L.P.         101 North Providence Road   Nether Providence Tship    PA    19086    NCBCC
 166          Power Road Apartments, LLC         20-30 Power Road            Pawtucket                  RI    02860    NCBCC
 170          140 West 74 Street Corporation     140 West 74 Street          New York                   NY    10023    NCBCC
 180          7123 Third Avenue Corp.            307 72nd Street             Brooklyn                   NY    11209    NCB
 182          Scott Pendleton Portfolio                                                                                NCBCC
 189          La Salle Town Houses Cooperative
              Association                        1300-1418 Joliet Place      Detroit                    MI    48207
 201          145 West 80th Street Apartments    145 West 80th Street        New York                   NY    10024    NCBCC

                                                                                                                             INITIAL
                                                                                                                            INTEREST
                                                            MORTGAGE          CO-OP LOAN   ORIGINAL     CUTOFF       FEE/     ONLY
  #   CROSSED        PROPERTY NAME                         LOAN SELLER         (YES/NO)    BALANCE     BALANCE    LEASEHOLD   TERM
------------------------------------------------------------------------------------------------------------------------------------
  49          Kamco Murdock Terrace, LTD              NCB Capital Corporation     No       $6,000,000  $5,976,555     Fee       0
  51          WISCO (WI) Limited Partnership          NCB Capital Corporation     No       $5,500,000  $5,478,345     Fee       0
  70          Bishops Court LLC                       NCB Capital Corporation     No       $3,650,000  $3,605,877     Fee       0
  90          1200 Tenant Corp.                       NCB Capital Corporation    Yes       $2,500,000  $2,494,892     Fee       0
 103          113 Ave D LLC                           NCB Capital Corporation     No       $2,000,000  $1,987,221     Fee       0
 115          Lafayette Town Houses, Inc.             NCB Capital Corporation    Yes       $1,750,000  $1,732,118     Fee       0
 128          Winnros LLC                             NCB Capital Corporation     No       $1,500,000  $1,495,980     Fee       0
 131          494 Ocean Harbor View Apartment Corp.   NCB Capital Corporation    Yes       $1,395,000  $1,389,445     Fee       0
 133          Broad Hollow Owners, Inc.               NCB Capital Corporation    Yes       $1,311,000  $1,307,873     Fee       0
 136          21 Chapel Owners Corp.                  NCB Capital Corporation    Yes       $1,300,000  $1,291,861     Fee       0
 148          New England Towne Houses                NCB Capital Corporation    Yes       $1,100,000  $1,092,699     Fee       0
 161          Wallingford Partners, L.P.              NCB Capital Corporation     No       $  825,000  $  820,802     Fee       0
 166          Power Road Apartments, LLC              NCB Capital Corporation     No       $  750,000  $  746,672     Fee       0
 170          140 West 74 Street Corporation          NCB Capital Corporation    Yes       $  710,000  $  705,477     Fee       0
 180          7123 Third Avenue Corp.                 NCB Capital Corporation    Yes       $  600,000  $  596,287     Fee       0
 182          Scott Pendleton Portfolio               NCB Capital Corporation              $  575,000  $  573,448               0
 189          La Salle Town Houses Cooperative
              Association                             NCB Capital Corporation    Yes       $  300,000  $  270,153     Fee       0
 201          145 West 80th Street Apartment Corp.    NCB Capital Corporation    Yes       $  215,000  $  213,684     Fee       0

                                                                                                                         INTEREST
                                                      ORIG.      REM.        ORIG       REM.                           CALCULATION
                                                      AMORT.    AMORT.      TERM TO    TERM TO    INTEREST    GRACE     (30/360 /)
  #      CROSSED         PROPERTY NAME                TERM       TERM      MATURITY   MATURITY      RATE       DAYS     ACTUAL/360)
---------------------------------------------------------------------------------------------------------------------------------
  49             Kamco Murdock Terrace, LTD            300        297         120        117       7.400%        5     Actual/360
  51             WISCO (WI) Limited Partnership        300        297          84         81       7.340%        5     Actual/360
  70             Bishops Court LLC                     360        343         120        103       7.970%       10     Actual/360
  90             1200 Tenant Corp.                     480        476         120        116       6.460%       10     Actual/360
 103             113 Ave D LLC                         360        351         120        111       7.370%       10     Actual/360
 115             Lafayette Town Houses, Inc.           300        292         120        112       6.980%       10     Actual/360
 128             Winnros LLC                           360        357         120        117       7.470%        0     Actual/360
 131             494 Ocean Harbor View Apartment Corp. 300        297         120        117       7.250%       10     Actual/360
 133             Broad Hollow Owners, Inc.             480        474         120        114       6.900%       10       30/360
 136             21 Chapel Owners Corp.                360        353         120        113       6.640%       10       30/360
 148             New England Towne Houses              300        294         120        114       8.000%       10     Actual/360
 161             Wallingford Partners, L.P.            360        353         120        113       7.300%        5     Actual/360
 166             Power Road Apartments, LLC            360        355         120        115       6.800%        0     Actual/360
 170             140 West 74 Street Corporation        360        353         120        113       6.550%       10       30/360
 180             7123 Third Avenue Corp.               360        353         120        113       6.750%       10     Actual/360
 182             Scott Pendleton Portfolio             360        357         120        117       7.420%        0     ACTUAL/360
 189             La Salle Town Houses Cooperation      120        103         120        103       7.640%       10     Actual/360
 201             145 West 80th Street Apartment Corp.  360        353         120        113       6.810%       10     Actual/360

                                                                           DATE
                                                          MONTHLY         PAYMENT
  #      CROSSED           PROPERTY NAME                  PAYMENT          DATE       ARD   DEFEASANCE
------------------------------------------------------------------------------------------------------
  49               Kamco Murdock Terrace, LTD             $44,350         3/1/02      N/A      Yes
  51               WISCO (WI) Limited Partnership         $40,437         3/1/02      N/A      Yes
  70               Bishops Court LLC                      $26,988         1/1/01      N/A      Yes
  90               1200 Tenant Corp.                      $14,725         2/1/02      N/A      Yes
 103               113 Ave D LLC                          $13,807         9/1/01      N/A      Yes
 115               Lafayette Town Houses, Inc.            $12,455        10/1/01      N/A      Yes
 128               Winnros LLC                            $10,564         3/1/02      N/A      Yes
 131               494 Ocean Harbor View Apartment Corp.  $10,174         3/1/02      N/A      Yes
 133               Broad Hollow Owners, Inc.              $ 8,052        12/1/01      N/A      Yes
 136               21 Chapel Owners Corp.                 $ 8,337        11/1/01      N/A      Yes
 148               New England Towne Houses               $ 8,571        12/1/01      N/A      N/A
 161               Wallingford Partners, L.P.             $ 5,656        11/1/01      N/A      Yes
 166               Power Road Apartments, LLC             $ 4,937         1/1/02      N/A      Yes
 170               140 West 74 Street Corporation         $ 4,511        11/1/01      N/A      Yes
 180               7123 Third Avenue Corp.                $ 3,929        11/1/01      N/A      N/A
 182               Scott Pendleton Portfolio              $ 4,030         3/1/02      N/A      YES
 189               La Salle Town Houses Cooperative
                   Association                            $ 3,600         1/1/01      N/A      Yes
 201               145 West 80th Street Apartment Corp.   $ 1,417        11/1/01      N/A      Yes

                                     B-1D-1

                             MORTAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN 2

                       NCB CAPITAL CORPORATION COLLATERAL

                                                                                  SERVICING                  CONTRACTUAL
                                                                                     AND      ENGINEERING     RECURRING
                                                                DEFEASANCE         TRUSTEE     RESERVE AT    REPLACEMENT
  #      CROSSED           PROPERTY NAME                        PROVISION            FEES     ORIGINATION    RESERVE/FF&E
-------------------------------------------------------------------------------------------------------------------------
  49               Kamco Murdock Terrace, LTD               Lock/35_Def/81_0%/4    0.1030%           N/A          $64,000
  51               WISCO (WI) Limited Partnership           Lock/27_Def/54_0%/3    0.1030%           N/A              N/A
  70               Bishops Court LLC                        Lock/48_Def/69_0%/3    0.1030%           N/A              N/A
  90               1200 Tenant Corp.                        Lock/48_Def/69_0%/3    0.0830%           N/A              N/A
 103               113 Ave D LLC                            Lock/60_Def/57_0%/3    0.1030%           N/A              N/A
 115               Lafayette Town Houses, Inc.              Lock/47_Def/70_0%/3    0.0830%           N/A              N/A
 128               Winnros LLC                              Lock/27_Def/90_0%/3    0.1030%           N/A              N/A
 131               494 Ocean Harbor View Apartment Corp.    Lock/48_Def/69_0%/3    0.0830%           N/A              N/A
 133               Broad Hollow Owners, Inc.                Lock/48_Def/69_0%/3    0.0830%           N/A              N/A
 136               21 Chapel Owners Corp.                   Lock/48_Def/69_0%/3    0.0830%           N/A              N/A
 148               New England Towne Houses                 N/A                    0.0830%           N/A              N/A
 161               Wallingford Partners, L.P.               Lock/31_Def/86_0%/3    0.1030%          $120           $1,440
 166               Power Road Apartments, LLC               Lock/28_Def/89_0%/3    0.1030%          $500           $6,000
 170               140 West 74 Street Corporation           Lock/48_Def/69_0%/3    0.0830%           N/A              N/A
 180               7123 Third Avenue Corp.                  N/A                    0.0830%           N/A              N/A
 182               Scott Pendleton Portfolio                Lock/26_Def/91_0%/3    0.1030%          $467           $5,600
 189               La Salle Town Houses Cooperative
                   Association                              Lock/48_Def/69_0%/3    0.0830%           N/A              N/A
 201               145 West 80th Street Apartment Corp.     Lock/48_Def/69_0%/3    0.0830%           N/A              N/A

                                                                LC & TI     CONTRACTUAL        TAX &     INITIAL      INITIAL OTHER
                                                               RESERVE AT    RECURRING      INSURANCE     OTHER          RESERVE
 #      CROSSED           PROPERTY NAME                       ORIGINATION      LC&TI         ESCROWS     RESERVE       DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
  49               Kamco Murdock Terrace, LTD                         N/A           N/A        Both       N/A          N/A
  51               WISCO (WI) Limited Partnership                  $5,228       $62,738        None       N/A          N/A
  70               Bishops Court LLC                                  N/A           N/A        Tax        N/A          N/A
  90               1200 Tenant Corp.                                  N/A           N/A        Tax        N/A          N/A
 103               113 Ave D LLC                                      N/A           N/A        Tax        N/A          N/A
 115               Lafayette Town Houses, Inc.                        N/A           N/A        None       N/A          N/A
 128               Winnros LLC                                        N/A           N/A        Both       N/A          N/A
 131               494 Ocean Harbor View Apartment Corp.              N/A           N/A        Tax        N/A          N/A
 133               Broad Hollow Owners, Inc.                          N/A           N/A        None       N/A          N/A
 136               21 Chapel Owners Corp.                             N/A           N/A        Tax        N/A          N/A
 148               New England Towne Houses                           N/A           N/A        None       N/A          N/A
 161               Wallingford Partners, L.P.                         N/A           N/A        Both       N/A          N/A
 166               Power Road Apartments, LLC                         N/A           N/A        Both       N/A          N/A
 170               140 West 74 Street Corporation                     N/A           N/A        None       N/A          N/A
 180               7123 Third Avenue Corp.                            N/A           N/A        None       N/A          N/A
 182               Scott Pendleton Portfolio                          N/A           N/A        BOTH       N/A          N/A
 189               La Salle Town Houses Cooperative
                   Association                                        N/A           N/A        None       N/A          N/A
 201               145 West 80th Street Apartment Corp.               N/A           N/A        Tax        N/A          N/A

                                                            CONTRACTUAL     CONTRACTUAL                                LETTER
                                                               OTHER        OTHER RESERVE               LETTER OF     OF CREDIT
  #      CROSSED           PROPERTY NAME                      RESERVE       DESCRIPTION                  CREDIT      DESCRIPTION
--------------------------------------------------------------------------------------------------------------------------------
  49               Kamco Murdock Terrace, LTD                    N/A        N/A                          N/A         N/A
  51               WISCO (WI) Limited Partnership           $ 40,437        Contractual Debt Service
                                                                            Reserve.                     N/A         N/A
  70               Bishops Court LLC                        $  2,230        Operating Expense Reserve.   N/A         N/A
  90               1200 Tenant Corp.                             N/A        N/A                          N/A         N/A
 103               113 Ave D LLC                            $    583        Operating Expense Reserve.   N/A         N/A
 115               Lafayette Town Houses, Inc.                   N/A        N/A                          N/A         N/A
 128               Winnros LLC                                   N/A        N/A                          N/A         N/A
 131               494 Ocean Harbor View Apartment Corp.         N/A        N/A                          N/A         N/A
 133               Broad Hollow Owners, Inc.                     N/A        N/A                          N/A         N/A
 136               21 Chapel Owners Corp.                        N/A        N/A                          N/A         N/A
 148               New England Towne Houses                      N/A        N/A                          N/A         N/A
 161               Wallingford Partners, L.P.                    N/A        N/A                          N/A         N/A
 166               Power Road Apartments, LLC                    N/A        N/A                          N/A         N/A
 170               140 West 74 Street Corporation                N/A        N/A                          N/A         N/A
 180               7123 Third Avenue Corp.                       N/A        N/A                          N/A         N/A
 182               Scott Pendleton Portfolio                     N/A        N/A                          N/A         N/A
 189               La Salle Town Houses Cooperative
                   Association                                   N/A        N/A                          N/A         N/A
 201               145 West 80th Street Apartment Corp.          N/A        N/A                          N/A         N/A

                                                                         EARNOUT      ADDITIONAL    ADDITIONAL     ADDITIONAL
                                                         EARNOUT         RESERVE      COLLATERAL    COLLATERAL     COLLATERAL
  #      CROSSED           PROPERTY NAME                 RESERVE       DESCRIPTION      AMOUNT      EVENT DATE     DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------
  49               Kamco Murdock Terrace, LTD            N/A           N/A            N/A           N/A            N/A
  51               WISCO (WI) Limited Partnership        N/A           N/A            N/A           N/A            N/A
  70               Bishops Court LLC                     N/A           N/A            N/A           N/A            N/A
  90               1200 Tenant Corp.                     N/A           N/A            N/A           N/A            N/A
 103               113 Ave D LLC                         N/A           N/A            N/A           N/A            N/A
 115               Lafayette Town Houses, Inc.           N/A           N/A            N/A           N/A            N/A
 128               Winnros LLC                           N/A           N/A            N/A           N/A            N/A
 131               494 Ocean Harbor View Apartment Corp. N/A           N/A            N/A           N/A            N/A
 133               Broad Hollow Owners, Inc.             N/A           N/A            N/A           N/A            N/A
 136               21 Chapel Owners Corp.                N/A           N/A            N/A           N/A            N/A
 148               New England Towne Houses              N/A           N/A            N/A           N/A            N/A
 161               Wallingford Partners, L.P.            N/A           N/A            N/A           N/A            N/A
 166               Power Road Apartments, LLC            N/A           N/A            N/A           N/A            N/A
 170               140 West 74 Street Corporation        N/A           N/A            N/A           N/A            N/A
 180               7123 Third Avenue Corp.               N/A           N/A            N/A           N/A            N/A
 182               Scott Pendleton Portfolio             N/A           N/A            N/A           N/A            N/A
 189               La Salle Town Houses Cooperative
                   Association                           N/A           N/A            N/A           N/A            N/A
 201               145 West 80th Street Apartment Corp.  N/A           N/A            N/A           N/A            N/A

                                     B-1D-2

                                  EXHIBIT B-1E

                        SCHEDULE OF NCBFSB MORTGAGE LOANS

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN 2

                               NCB, FSB COLLATERAL

                                                                                                     ZIP     MORTGAGE     MORTGAGE
  #   CROSSED         PROPERTY NAME                     ADDRESS                   CITY       STATE   CODE   ORIGINATOR  LOAN SELLER
------------------------------------------------------------------------------------------------------------------------------------
  55           79th Street Tenants Corp.      425 East 79th Street           New York          NY    10021   NCB, FSB     NCB, FSB
  61           150 East 77th Street Corp.     150 East 77th Street           New York          NY    10021   NCB, FSB     NCB, FSB
  64           Montpelier E-6, L.L.C.         7700 Montpelier Road           Scaggsville       MD    20723   NCB, FSB     NCB, FSB
  88           143-50 Hoover Owners Corp.     143-50 Hoover Avenue           Briarwood         NY    11435   NCB, FSB     NCB, FSB
  89           Lex Owners Corp.               123 East 75th Street           New York          NY    10021   NCB, FSB     NCB, FSB
 101           Lincoln Gardens Owners, Inc.   144-40/50 38th Avenue          Flushing          NY    11354   NCB, FSB     NCB, FSB
 119           Heritage House Owners Corp.    315 Atlantic Avenue            East Rockaway     NY    11518   NCB, FSB     NCB, FSB
 141           Five-One-Five Owners, Inc.     515 East 88th Street           New York          NY    10128   NCB, FSB     NCB, FSB
 157           Village Gardens Tenants Corp.  304-320 Fenimore Road          Mamaroneck        NY    10543   NCB, FSB     NCB, FSB
 168           Carlton Terrace Corp.          65 Durham Road                 Bronxville        NY    10708   NCB, FSB     NCB, FSB
 173           162 East 91st Street Owners,   162 East 91st Street           New York          NY    10128   NCB, FSB     NCB, FSB
               Inc.
 174           521 East 83rd St. Corp.        521 East 83 Street             New York          NY    10028   NCB, FSB     NCB, FSB
 181           916 Union Street Apartments    916 Union Street               Brooklyn          NY    11215   NCB, FSB     NCB, FSB
               Inc.
 187           2854 Connecticut Avenue        2854 Connecticut Avenue, N.W.  Washington        DC    20008   NCB, FSB     NCB, FSB
               Cooperative, Inc.
 191           421 East 84th St. Apts. Inc.   421 East 84th Street           New York          NY    10028   NCB, FSB     NCB, FSB
 200           115-36 Owners Corp.            115 East 36th Street           New York          NY    10016   NCB, FSB     NCB, FSB

                                                                                                        INITIAL          ORIG
                                               CO-OP LOAN     ORIGINAL      CUT-OFF         FEE/     INTEREST ONLY      AMORT.
  #   CROSSED         PROPERTY NAME             (YES/NO)      BALANCE       BALANCE      LEASEHOLD       TERM            TERM
------------------------------------------------------------------------------------------------------------------------------------
  55           79th Street Tenants Corp.          Yes        $ 4,750,000   $ 4,732,276      Fee             0              360
  61           150 East 77th Street Corp.         Yes        $ 4,500,000   $ 4,500,000      Fee           120         Interest Only
  64           Montpelier E-6, L.L.C.             No         $ 4,370,000   $ 4,363,488      Fee             0              360
  88           143-50 Hoover Owners Corp.         Yes        $ 2,600,000   $ 2,593,408      Fee             0              300
  89           Lex Owners Corp.                   Yes        $ 2,550,000   $ 2,550,000      Fee           120         Interest Only
 101           Lincoln Gardens Owners, Inc.       Yes        $ 2,000,000   $ 1,994,588      Fee             0              480
 119           Heritage House Owners Corp.        Yes        $ 1,650,000   $ 1,647,102      Fee             0              480
 141           Five-One-Five Owners, Inc.         Yes        $ 1,250,000   $ 1,245,520      Fee             0              360
 157           Village Gardens Tenants Corp.      Yes        $   940,000   $   939,830      Fee             0              720
 168           Carlton Terrace Corp.              Yes        $   750,000   $   745,358      Fee             0              360
 173           162 East 91st Street Owners,
               Inc.                               Yes        $   675,000   $   673,014      Fee             0              360
 174           521 East 83rd St. Corp.            Yes        $   650,000   $   648,941      Fee             0              480
 181           916 Union Street Apartments
               Inc.                               Yes        $   588,000   $   587,386      Fee             0              420
 187           2854 Connecticut Avenue
               Cooperative, Inc.                  Yes        $   330,000   $   329,072      Fee             0              360
 191           421 East 84th St. Apts. Inc.       Yes        $   260,000   $   259,226      Fee             0              360
 200           115-36 Owners Corp.                Yes        $   225,000   $   223,946      Fee             0              360

                                                                                                            INTEREST
                                                   REM.        ORIG         REM.                           CALCULATION
                                                  AMORT.      TERM TO     TERM TO     INTEREST    GRACE     (30/360 /
  #   CROSSED         PROPERTY NAME                TERM       MATURITY    MATURITY      RATE      DAYS     ACTUAL/360)
-----------------------------------------------------------------------------------------------------------------------
  55           79th Street Tenants Corp.           356          120         116        6.740%      10      Actual/360
  61           150 East 77th Street Corp.     Interest Only     120         118        6.620%      10      Actual/360
  64           Montpelier E-6, L.L.C.              358          120         118        7.280%       0      Actual/360
  88           143-50 Hoover Owners Corp.          298          120         118        6.850%      10        30/360
  89           Lex Owners Corp.               Interest Only     120         119        6.510%      10      Actual/360
 101           Lincoln Gardens Owners, Inc.        474          120         114        6.750%      10      Actual/360
 119           Heritage House Owners Corp.         476          120         116        7.180%      10      Actual/360
 141           Five-One-Five Owners, Inc.          356          120         116        6.980%      10      Actual/360
 157           Village Gardens Tenants Corp.       718          120         118        6.990%      10        30/360
 168           Carlton Terrace Corp.               353          120         113        6.750%      10      Actual/360
 173           162 East 91st Street Owners,
               Inc.                                357          120         117        6.830%      10      Actual/360
 174           521 East 83rd St. Corp.             476          120         116        6.790%      10        30/360
 181           916 Union Street Apartments
               Inc.                                418          120         118        7.040%      10      Actual/360
 187           2854 Connecticut Avenue
               Cooperative, Inc.                   357          120         117        7.140%      10      Actual/360
 191           421 East 84th St. Apts. Inc.        357          120         117        6.750%      10      Actual/360
 200           115-36 Owners Corp.                 355          120         115        6.500%      10      Actual/360

                                                                FIRST
                                                 MONTHLY       PAYMENT
  #   CROSSED         PROPERTY NAME              PAYMENT        DATE         ARD
------------------------------------------------------------------------------------
  55           79th Street Tenants Corp.         $  31,073        2/1/02         N/A
  61           150 East 77th Street Corp.        $  25,170        4/1/02         N/A
  64           Montpelier E-6, L.L.C.            $  30,201        4/1/02         N/A
  88           143-50 Hoover Owners Corp.        $  18,128        4/1/02         N/A
  89           Lex Owners Corp.                  $  14,026        5/1/02         N/A
 101           Lincoln Gardens Owners, Inc.      $  12,202       12/1/01         N/A
 119           Heritage House Owners Corp.       $  10,591        2/1/02         N/A
 141           Five-One-Five Owners, Inc.        $   8,381        2/1/02         N/A
 157           Village Gardens Tenants Corp.     $   5,560        4/1/02         N/A
 168           Carlton Terrace Corp.             $   4,911       11/1/01         N/A
 173           162 East 91st Street Owners,
               Inc.                              $   4,457        3/1/02         N/A
 174           521 East 83rd St. Corp.           $   3,941        2/1/02         N/A
 181           916 Union Street Apartments
               Inc.                              $   3,813        4/1/02         N/A
 187           2854 Connecticut Avenue
               Cooperative, Inc.                 $   2,249        3/1/02         N/A
 191           421 East 84th St. Apts. Inc.      $   1,703        3/1/02         N/A
 200           115-36 Owners Corp.               $   1,436        1/1/02         N/A

                                     B-1E-1

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN 2

                               NCB, FSB COLLATERAL

                                                                               SERVICING                CONTRACTUAL
                                                                                  AND     ENGINEERING    RECURRING        LC & TI
                                                               DEFEASANCE       TRUSTEE    RESERVE AT   REPLACEMENT      RESERVE AT
  #   CROSSED         PROPERTY NAME           DEFEASANCE       PROVISION         FEES     ORIGINATION   RESERVE/FF&E    ORIGINATION
------------------------------------------------------------------------------------------------------------------------------------
  55           79th Street Tenants Corp.          Yes     Lock/48_Def/69_0%/3   0.0830%           N/A            N/A            N/A
  61           150 East 77th Street Corp.         Yes     Lock/48_Def/69_0%/3   0.0830%           N/A            N/A            N/A
  64           Montpelier E-6, L.L.C.             Yes     Lock/25_Def/92_0%/3   0.1030%           N/A            N/A            N/A
  88           143-50 Hoover Owners Corp.         Yes     Lock/48_Def/69_0%/3   0.0830%           N/A            N/A            N/A
  89           Lex Owners Corp.                   Yes     Lock/48_Def/69_0%/3   0.0830%           N/A            N/A            N/A
 101           Lincoln Gardens Owners, Inc.       Yes     Lock/48_Def/69_0%/3   0.0830%           N/A            N/A            N/A
 119           Heritage House Owners Corp.        N/A             N/A           0.0830%        $5,000            N/A            N/A
 141           Five-One-Five Owners, Inc.         N/A             N/A           0.0830%           N/A            N/A            N/A
 157           Village Gardens Tenants Corp.      Yes     Lock/48_Def/69_0%/3   0.0830%           N/A            N/A            N/A
 168           Carlton Terrace Corp.              Yes     Lock/48_Def/69_0%/3   0.0830%           N/A            N/A            N/A
 173           162 East 91st Street Owners,
               Inc.                               Yes     Lock/48_Def/69_0%/3   0.0830%           N/A            N/A            N/A
 174           521 East 83rd St. Corp.            Yes     Lock/48_Def/69_0%/3   0.0830%           N/A            N/A            N/A
 181           916 Union Street Apartments
               Inc.                               N/A             N/A           0.0830%           N/A            N/A            N/A
 187           2854 Connecticut Avenue
               Cooperative, Inc.                  N/A             N/A           0.0830%           N/A            N/A            N/A
 191           421 East 84th St. Apts. Inc.       Yes     Lock/48_Def/69_0%/3   0.0830%           N/A            N/A            N/A
 200           115-36 Owners Corp.                Yes     Lock/48_Def/69_0%/3   0.0830%           N/A            N/A            N/A

                                               CONTRACTUAL     TAX &      INITIAL    INITIAL OTHER    CONTRACTUAL     CONTRACTUAL
                                                RECURRING    INSURANCE     OTHER        RESERVE          OTHER       OTHER RESERVE
  #   CROSSED         PROPERTY NAME               LC&TI       ESCROWS     RESERVE     DESCRIPTION       RESERVE       DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
  55           79th Street Tenants Corp.               N/A     None       N/A         N/A              N/A             N/A
  61           150 East 77th Street Corp.              N/A     None       N/A         N/A              N/A             N/A
  64           Montpelier E-6, L.L.C.                  N/A     Both       N/A         N/A              N/A             N/A
  88           143-50 Hoover Owners Corp.              N/A     None       N/A         N/A              N/A             N/A
  89           Lex Owners Corp.                        N/A      Tax       N/A         N/A              N/A             N/A
 101           Lincoln Gardens Owners, Inc.            N/A      Tax       N/A         N/A              N/A             N/A
 119           Heritage House Owners Corp.             N/A     None       N/A         N/A              N/A             N/A
 141           Five-One-Five Owners, Inc.              N/A      Tax       N/A         N/A              N/A             N/A
 157           Village Gardens Tenants Corp.           N/A     None       N/A         N/A              N/A             N/A
 168           Carlton Terrace Corp.                   N/A     None       N/A         N/A              N/A             N/A
 173           162 East 91st Street Owners,
               Inc.                                    N/A      Tax       N/A         N/A              N/A             N/A
 174           521 East 83rd St. Corp.                 N/A      Tax       N/A         N/A              N/A             N/A
 181           916 Union Street Apartments
               Inc.                                    N/A      Tax       N/A         N/A              N/A             N/A
 187           2854 Connecticut Avenue
               Cooperative, Inc.                       N/A     None       N/A         N/A              N/A             N/A
 191           421 East 84th St. Apts. Inc.            N/A      Tax       N/A         N/A              N/A             N/A
 200           115-36 Owners Corp.                     N/A      Tax       N/A         N/A              N/A             N/A

                                                           LETTER                  EARNOUT     ADDITIONAL   ADDITIONAL   ADDITIONAL
                                              LETTER OF   OF CREDIT    EARNOUT     RESERVE     COLLATERAL   COLLATERAL   COLLATERAL
  #   CROSSED         PROPERTY NAME            CREDIT    DESCRIPTION   RESERVE   DESCRIPTION     AMOUNT     EVENT DATE   DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
  55           79th Street Tenants Corp.      N/A         N/A          N/A       N/A           N/A          N/A           N/A
  61           150 East 77th Street Corp.     N/A         N/A          N/A       N/A           N/A          N/A           N/A
  64           Montpelier E-6, L.L.C.         N/A         N/A          N/A       N/A           N/A          N/A           N/A
  88           143-50 Hoover Owners Corp.     N/A         N/A          N/A       N/A           N/A          N/A           N/A
  89           Lex Owners Corp.               N/A         N/A          N/A       N/A           N/A          N/A           N/A
 101           Lincoln Gardens Owners, Inc.   N/A         N/A          N/A       N/A           N/A          N/A           N/A
 119           Heritage House Owners Corp.    N/A         N/A          N/A       N/A           N/A          N/A           N/A
 141           Five-One-Five Owners, Inc.     N/A         N/A          N/A       N/A           N/A          N/A           N/A
 157           Village Gardens Tenants Corp.  N/A         N/A          N/A       N/A           N/A          N/A           N/A
 168           Carlton Terrace Corp.          N/A         N/A          N/A       N/A           N/A          N/A           N/A
 173           162 East 91st Street Owners,
               Inc.                           N/A         N/A          N/A       N/A           N/A          N/A           N/A
 174           521 East 83rd St. Corp.        N/A         N/A          N/A       N/A           N/A          N/A           N/A
 181           916 Union Street Apartments
               Inc.                           N/A         N/A          N/A       N/A           N/A          N/A           N/A
 187           2854 Connecticut Avenue
               Cooperative, Inc.              N/A         N/A          N/A       N/A           N/A          N/A           N/A
 191           421 East 84th St. Apts. Inc.   N/A         N/A          N/A       N/A           N/A          N/A           N/A
 200           115-36 Owners Corp.            N/A         N/A          N/A       N/A           N/A          N/A           N/A

                                     B-1E-2

                                   EXHIBIT B-2

                SCHEDULE OF EXCEPTIONS TO MORTGAGE FILE DELIVERY

                             [See Attached Schedule]

                                      B-2-1

                                   EXHIBIT B-3

                         FORM OF CUSTODIAL CERTIFICATION

                                     [date]

Credit Suisse First Boston                                       KeyBank National Association
  Mortgage Securities Corp.                                      127 Public Square
11 Madison Avenue                                                Cleveland, Ohio 44114
New York, New York 10010

KeyCorp Real Estate Capital Markets, Inc.                        Column Financial, Inc.
911 Main Street, Suite 1500                                      3414 Peachtree Road, N.E.
Kansas City, Missouri 64105                                      Suite 1140
                                                                 Atlanta, Georgia 30326-1113

National Consumer Cooperative Bank                               NCB Capital Corporation
1725 Eye Street, N.W.                                            1725 Eye Street, N.W.
Washington, D.C. 20006                                           Washington, D.C. 20006

ARCap Special Servicing, Inc.                                    NCB, FSB
5605 N. MacArthur Boulevard, Suite 950                           139 South High Street
Irving, Texas 75038                                              Hillsboro, Ohio 45133

                                              [CONTROLLING CLASS REPRESENTATIVE]

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-through Certificates, Series 2002-CKN2

Ladies and Gentlemen:

          Pursuant to SECTION 2.02(b) of the Pooling and Servicing Agreement dated as of May 13, 2002 and related to the above-referenced Certificates (the "Agreement"), Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"), hereby certifies as to each Original Mortgage Loan subject to the Agreement (except as to any LOC Cash Reserve and except as specifically identified in the exception report attached hereto) that: (i) the original Mortgage Note specified in CLAUSE (i) of the definition of "Mortgage File" and all allonges thereto, if any (or a copy of such Mortgage Note, together with a lost note affidavit and indemnity certifying that the original of such Mortgage Note has been lost), the original or copy of documents specified in CLAUSES (ii) through (v), (vii), (x),
(xii) and (xiii) of the definition of "Mortgage File" and, in the case of a hospitality property, the documents specified in CLAUSE (viii) of the definition of "Mortgage File" (without regard to the parenthetical), and any other Specially Designated Mortgage Loan Documents (without regard to modification agreements and assumption agreements), have been received by it or a Custodian on its behalf; (ii) if such report is due more than 180 days after the Closing Date, the recordation/filing contemplated by SECTION 2.01(e) of the Agreement has been completed (based solely on receipt by the Trustee of the particular recorded/filed

                                      B-3-1
documents or an appropriate receipt of recording/filing therefor); (iii) all documents received by it or any Custodian with respect to such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Borrower), (B) appear to have been executed and (C) purport to relate to such Mortgage Loan; and (iv) based on the examinations referred to in SECTION 2.02(a) and SECTION 2.02(b) of the Agreement and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in CLAUSE (iii)(A) and CLAUSE (vi) of the definition of "Mortgage Loan Schedule" accurately reflects the information set forth in the related Mortgage File.

          None of the Trustee, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer or any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, binding, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Furthermore, none of the Trustee, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer or any Custodian shall have any responsibility for determining whether the text of any assignment or endorsement is in proper or recordable form, whether the requisite recording of any document is in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

          In performing the reviews contemplated by SECTIONS 2.02(a) and 2.02(b) of the Agreement, the Trustee may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents specified in CLAUSES (i) through (v), CLAUSE (vii), CLAUSE
(x), CLAUSE (xii), CLAUSE (xiii) and, in the case of any Mortgage Loan secured by a Mortgage on a hospitality property, in CLAUSE (viii) of the definition of "Mortgage File" and any other Specially Designated Mortgage Loan Documents (without regard to modification agreements and assumption agreements), have been received and such additional information as will be necessary for delivering the certifications required by the Agreement.

          With respect to the documents described in CLAUSE (iii) of the definition of "Mortgage File", absent actual knowledge to the contrary, the Trustee may assume, for purposes of the certifications delivered pursuant to
SECTION 2.02(a) of the Agreement or to be delivered pursuant to SECTION 2.02(b) of the Agreement, that the Mortgage File for each Mortgage Loan includes a separate Assignment of Leases.

          Further, with respect to the documents described in clause (viii) of the definition of "Mortgage File", absent actual knowledge to the contrary or copies of UCC Financing Statements delivered to the Trustee as part of the Mortgage File indicating otherwise, the Trustee may assume, for purposes of the certification(s) to be delivered pursuant to SECTION 2.02(b) of the Agreement, that the Mortgage File for each Mortgage Loan should include one state-level UCC Financing Statement filed in the state of incorporation or organization of the related Borrower for each Mortgaged Property (or with respect to any Mortgage Loan that has two or more Borrowers, for each related Borrower).

                                      B-3-2

          Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Agreement.

                              Respectfully,

                              WELLS FARGO BANK MINNESOTA, N.A.
                              as Trustee

                              By:
                                 -----------------------------------------------
                              Name:
                              Title:

                                      B-3-3

                                   EXHIBIT B-4

                      SCHEDULE OF MORTGAGE LOANS COVERED BY
                             ENVIRONMENTAL INSURANCE

                                      B-4-1

                                   EXHIBIT B-5

                       SCHEDULE OF INITIAL LTV CO-OP BASIS

                                                                     CO-OP BASIS
  #                              PROPERTY NAME                           LTV
----------  ----------------------------------------------------  --------------

 LOAN NUMBER                     BORROWER NAME                           CO-OP LTV
470021710          100 Randall Avenue Owners Corp.                         33.3%
470020770          1035 Fifth Avenue Corporation                            1.5%
470018840          108 Sagamore Road Corp.                                 17.1%
470019370          115-36 Owners Corp.                                      9.6%
470018740          1200 Tenant Corp.                                        1.8%
470019060          125 Greene Street Corp.                                  3.8%
470019610          126 Riverside Drive Corp.                                9.5%
470020090          13-21 East 22nd Street Residence Corp.                   5.2%
470018310          140 Nassau Residence Corp.                               8.5%
470018490          140 West 74 Street Corporation                           6.9%
470021300          143-50 Hoover Owners Corp.                              26.9%
470018420          145 West 80th Street Apartment Corp.                     8.5%
470019290          147 West 22 St. Corp.                                    3.5%
470021100          150 East 77th Street Corp.                               7.7%
470019570          153 Lafayette Co-op Corp.                                7.6%
470018070          159 West 74th Street Tenants' Corporation                5.5%
470020840          162 East 91st Street Owners, Inc.                       13.1%
470018240          17-85 215th Street Owners', Inc.                        10.4%
470018540          20 East 9th Street Corp.                                 2.4%
470020130          20 West 77th Street Corp.                                5.6%
470019460          2020 Avenue V Apartment Corp.                           28.8%
470017800          21 & 23 Bethune St. Tenants Corporation                  7.9%
470017780          21 Chapel Owners Corp.                                  10.0%
470019200          220 East 87 Owners Corp.                                16.7%
470021270          22579 Owners Corp.                                      11.1%
470018360          228 West 10th St. Owners Corp.                          49.1%
470019970          24 West 70th Street Apartment Corp.                     10.8%
470021030          252 West 85th Residents Corp.                            2.6%
470020050          257 Central Park West Inc.                               4.4%
470019430          2854 Connecticut Avenue Cooperative, Inc.               16.5%
470019820          30-40 Fleetwood Avenue Apartment Corp.                  21.4%
470019140          315 Homes Corp.                                          4.8%
470019490          351 Marine Owners Corp.                                 27.8%
470019680          37 Apartments Corp.                                      1.6%
470020600          38-50 West 9th Street Corp.                              2.0%
470020070          400 East 77th Street Owners, Inc.                       11.5%
470020860          421 East 84th St. Apts. Inc.                             8.0%
470019650          43 Tenants Corp.                                         5.5%
470018230          445 East 78th Street Owners Corp.                       29.2%
470018080          454 Third Street Tenants Corp.                           6.1%
470018170          48 Tenants Corp.                                         5.9%
470017390          48th Street Owners Corp.                                 5.2%
470018560          49 West 9th Street Corp.                                 9.1%
470017580          494 Ocean Harbor View Apartment Corp.                   38.1%
470019760          50 8th Ave. Tenants Corp.                                9.3%
470019330          521 East 83rd St. Corp.                                 17.4%
470019120          565 Equities, Inc.                                       5.0%
470017950          609 West Owners Corp.                                    8.8%
470018330          7123 Third Avenue Corp.                                 22.4%
470020790          712-8 Housing Corporation                                5.8%
470018390          75 Central Park West Corporation                         1.2%

                                      B-5-1

470020190          79th Street Tenants Corp.                                5.7%
470018950          839 Carroll Owners, Inc.                                10.1%
470020290          916 Union Street Apartments Inc.                        10.8%
470019440          99 State Associates Inc.                                 8.0%
470020350          99th Riverside Housing Corp.                             7.8%
470021450          Astor Court Owners Corp.                                 6.6%
470020880          Baltictown, Inc.                                         3.8%
470019110          Broad Hollow Owners, Inc.                               31.2%
470020150          Broadwood Acres Tenants Corp.                           23.9%
470021390          Capri Owners, Inc.                                      16.9%
470018900          Carlton Terrace Corp.                                   12.6%
470019920          Chesapeake Owners Corp.                                 13.9%
470018800          Colorado Owners, Inc.                                   13.8%
470019930          Continental Owners Corp.                                12.1%
470021200          East Hampton Mews Tenants Corp.                          5.6%
470020650          Ellivkroy Realty Corp.                                  12.7%
470020220          Five-One-Five Owners, Inc.                               9.2%
470020120          Heritage House Owners Corp.                             29.2%
470018810          Kelmscott Apartments, Inc.                               3.9%
470014740          La Salle Town Houses Cooperative Association             4.6%
470017770          Lafayette Town Houses, Inc.                             27.9%
470021340          Lex Owners Corp.                                         7.6%
470018730          Lincoln Gardens Owners, Inc.                            21.1%
470017930          Linden Hill No. 2 Cooperative Corp.                      5.5%
470017730          M & A Residences, Inc.                                   4.2%
470020550          Madison at 84th Tenants Corp.                            6.8%
470017120          New England Towne Houses                                 8.1%
470018610          Orienta Owners, Inc.                                    11.2%
470018710          Osse, Inc.                                               8.5%
470018120          Princeton Owners Corp.                                  25.6%
470020240          Queens Boulevard Tenants Corp.                          15.8%
470018580          Salisbury Point Cooperative, Inc.                        5.7%
470020390          Seventy-Eight Tenants Corporation                        7.6%
470019540          Silver Towers Owners Corp.                              18.7%
470020310          Ten West Eighty-Six Corp.                                4.7%
470019450          The Leroy Owners Corporation                            11.6%
470019520          The Opera Owners, Inc.                                   6.1%
470020890          URBS Nova Cooperative, Inc.                              7.9%
470021060          Village Gardens Tenants Corp.                           18.7%
470019590          Warner House Owners Corp.                               16.5%
470018620          West 70th Owners Corp.                                   6.4%

                                   EXHIBIT B-6

                           SCHEDULE OF REFERENCE RATES

JUNE 2002                      7.36371
JULY 2002                      7.14818
AUGUST 2002                    7.36364
SEPTEMBER 2002                 7.36362
OCTOBER 2002                   7.14808
NOVEMBER 2002                  7.36354
DECEMBER 2002                  7.14801
JANUARY 2003                   7.14796
FEBRUARY 2003                  7.14793
MARCH 2003                     7.14835
APRIL 2003                     7.36328
MAY 2003                       7.14776
JUNE 2003                      7.36318
JULY 2003                      7.14767
AUGUST 2003                    7.36308
SEPTEMBER 2003                 7.36304
OCTOBER 2003                   7.14754
NOVEMBER 2003                  7.36294
DECEMBER 2003                  7.14744
JANUARY 2004                   7.36283
FEBRUARY 2004                  7.14734
MARCH 2004                     7.14747
APRIL 2004                     7.36265
MAY 2004                       7.14717
JUNE 2004                      7.36254
JULY 2004                      7.14706
AUGUST 2004                    7.36243
SEPTEMBER 2004                 7.36238
OCTOBER 2004                   7.14691
NOVEMBER 2004                  7.36226
DECEMBER 2004                  7.14680
JANUARY 2005                   7.14673
FEBRUARY 2005                  7.14668
MARCH 2005                     7.14719
APRIL 2005                     7.36191
MAY 2005                       7.14647
JUNE 2005                      7.36178
JULY 2005                      7.14635
AUGUST 2005                    7.36165
SEPTEMBER 2005                 7.36160
OCTOBER 2005                   7.14617
NOVEMBER 2005                  7.36146
DECEMBER 2005                  7.14604
JANUARY 2006                   7.14596
FEBRUARY 2006                  7.14591
MARCH 2006                     7.14647
APRIL 2006                     7.36106
MAY 2006                       7.14567
JUNE 2006                      7.36091
JULY 2006                      7.14553
AUGUST 2006                    7.36033
SEPTEMBER 2006                 7.36027
OCTOBER 2006                   7.14496
NOVEMBER 2006                  7.36012
DECEMBER 2006                  7.14481
JANUARY 2007                   7.13560
FEBRUARY 2007                  7.13554
MARCH 2007                     7.13614
APRIL 2007                     7.34991
MAY 2007                       7.13525
JUNE 2007                      7.34973
JULY 2007                      7.13509
AUGUST 2007                    7.34955
SEPTEMBER 2007                 7.34947
OCTOBER 2007                   7.13484
NOVEMBER 2007                  7.34929
DECEMBER 2007                  7.13467
JANUARY 2008                   7.34861
FEBRUARY 2008                  7.13404
MARCH 2008                     7.13421
APRIL 2008                     7.34830
MAY 2008                       7.13376
JUNE 2008                      7.34810
JULY 2008                      7.13357
AUGUST 2008                    7.34789
SEPTEMBER 2008                 7.34781
OCTOBER 2008                   7.13329
NOVEMBER 2008                  7.34759
DECEMBER 2008                  7.13309
JANUARY 2009                   7.13297
FEBRUARY 2009                  7.13288
MARCH 2009                     7.13483
APRIL 2009                     7.34641
MAY 2009                       7.13210

                                      B-6-1

                                    EXHIBIT C

                   LETTERS OF REPRESENTATIONS AMONG DEPOSITOR,
                         TRUSTEE AND INITIAL DEPOSITARY

                             [See Attached Letters]

                                   EXHIBIT D-1

                   FORM OF MASTER SERVICER REQUEST FOR RELEASE

                                     [Date]

Wells Fargo Bank Minnesota, N.A.
751 Kasota Avenue, Suite MDC
Minneapolis, MN 55414
Attention:  Mortgage Document Custody (CMBS)

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-through Certificates, Series 2002-CKN2

          In connection with the administration of the Mortgage Files held by or on behalf of you as trustee under a certain Pooling and Servicing Agreement, dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and you as trustee (in such capacity, the "Trustee"), the undersigned as [General] [Co-op] Master Servicer hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Property Name:

Address:

Prospectus No.:

If only particular documents in the Mortgage File are requested, please specify which:

Reason for requesting Mortgage File (or portion thereof):

______    1.   Mortgage Loan paid in full. The undersigned hereby certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to a Collection Account pursuant to the Pooling and Servicing Agreement, have been or will be so credited.

______    2.   Other. (Describe)________________________________________________
          ______________________________________________________________________

                                      D-1-1

          The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently.

          Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                         ---------------------------------------
                                         as [General] [Co-op] Master Servicer

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:

                                      D-1-2

                                   EXHIBIT D-2

                  FORM OF SPECIAL SERVICER REQUEST FOR RELEASE

                                     [Date]

Wells Fargo Bank Minnesota, N.A.
751 Kasota Avenue, Suite MDC
Minneapolis, MN 55414
Attention:  Mortgage Document Custody (CMBS)

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-through Certificates, Series 2002-CKN2

          In connection with the administration of the Mortgage Files held by or on behalf of you as trustee under a certain Pooling and Servicing Agreement, dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and you as trustee (in such capacity, the "Trustee"), the undersigned as [General] [Co-op] Special Servicer hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Property Name:

Address:

Prospectus No.:

If only particular documents in the Mortgage File are requested, please specify which:

Reason for requesting Mortgage File (or portion thereof):

______    1.   The Mortgage Loan is being foreclosed.

______    2.   Other. (Describe)________________________________________________
          ______________________________________________________________________

          The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten days of our receipt thereof, unless the Mortgage Loan is being foreclosed, in which case the Mortgage File (or such portion thereof) will be returned when no longer required by us for such purpose.

                                      D-2-1

          Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                         ---------------------------------------
                                         as [General][Co-op] Special Servicer

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:

                                      D-2-2

                                   EXHIBIT E-1

                             FORM OF TRUSTEE REPORT

                              [See Attached Report]

                                      E-1-1

                                  EXHIBIT E-2A

                        FORM OF CMSA SERVICER WATCH LIST
                      CRITERIA FOR NON-CO-OP MORTGAGE LOANS

STANDARD WATCHLIST CRITERIA (DRAFTED BY CMSA WATCHLIST SUB-COMMITTEE AS OF MAY 17, 2002)
PROPERTY TYPE: GENERAL

------------------------------------------------------------------------------------------------------------------------------------
REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
CODE          CRITERIA                                                       TRIGGER LEVEL ON        TRIGGER LEVEL OFF
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL CONDITIONS
------------------------------------------------------------------------------------------------------------------------------------
1        A    Delinquent Payments                                            2 payments              3 payments received
------------------------------------------------------------------------------------------------------------------------------------
1        B    Delinquent Taxes (Amount, Uncured x days, etc.)                30 days after           Taxes paid in full by the
                                                                             delinquent due          borrower
                                                                             date
------------------------------------------------------------------------------------------------------------------------------------
1        C    Delinquent or Forced Placed Insurance                          Delinquent-Day          Insurance is paid in full by
                                                                             after Due and FP        the borrower
                                                                             is immediately
------------------------------------------------------------------------------------------------------------------------------------
1        D    Outstanding servicing advances (excludes P & I)                (GREATER THAN) 30 days  No outstanding servicing
                                                                                                     advances
------------------------------------------------------------------------------------------------------------------------------------
1        E    DSCR Level                                                     (LESS THAN OR EQUAL TO) (GREATER THAN) 1.10x
                                                                             1.10x (other than CTLs, [Lodging and Healthcare would
                                                                             (LESS THAN) 1.0x)       be (GREATER THAN) 1.20x]
                                                                             [Lodging and            (CTLs (GREATER THAN OR EQUAL
                                                                             Healthcare would be     TO) 1.0 x)
                                                                             (LESS THAN OR EQUAL
                                                                             TO) 1.20x]
------------------------------------------------------------------------------------------------------------------------------------
1        F    DSCR decrease from Origination                                 (LESS THAN OR EQUAL TO) (GREATER THAN) 85% of UW DSCR
                                                                             1.50x and (LESS THAN OR
                                                                             EQUAL TO) 85% of UW
                                                                             DSCR
------------------------------------------------------------------------------------------------------------------------------------
1        G    Defaulted or matured senior lien                               Immediately             Cured
------------------------------------------------------------------------------------------------------------------------------------
1        H    Any UNPLANNED draw on a Letter of Credit or any draw on a      Immediately             Letter of Credit or debt
              reserve to pay debt service  unless the draw on the Letter if                          service reserve is restored
              Credit or reserve is permitted due to the seasonal  nature of                          (if applicable) and the
              the related property.                                                                  borrower has made three
                                                                                                     consecutive payments.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER ISSUES
------------------------------------------------------------------------------------------------------------------------------------
2        A    Required repairs not finished by due date                      30 Days after due       Completion of required
                                                                             Date                    repairs
------------------------------------------------------------------------------------------------------------------------------------
2        B    O & M plan deficiencies                                        Immediately             Cure deficiencies
------------------------------------------------------------------------------------------------------------------------------------
2        C    Occurrence of trigger event in documents                       Immediately             Cure of the event that
                                                                                                     required action under the
                                                                                                     mortgage loan documents, or
                                                                                                     satisfying such mortgage
                                                                                                     loan provisions or after 6
                                                                                                     consecutive monthly payments
------------------------------------------------------------------------------------------------------------------------------------
2        D    Failure to remit operating statements or rent rolls            60 days after the       Statement received or next
                                                                             time period             statement frequency received
                                                                             provided in the         that covers period of missing
                                                                             loan documents          statement.
------------------------------------------------------------------------------------------------------------------------------------
2        E    Ground lease default                                           Immediately             Cured
------------------------------------------------------------------------------------------------------------------------------------
2        F    EXPIRATION OF GROUNDLEASE WITHIN 6 MONTHS                      Immediately             New lease or option has been
                                                                                                     exercised
------------------------------------------------------------------------------------------------------------------------------------
2        G    Franchise default or operating license default                 Immediately             New franchise or license in
                                                                                                     place
------------------------------------------------------------------------------------------------------------------------------------
2        H    Failure to submit any Federal/State Survey for Nursing Homes   Immediately             Cured
              that require the report per the loan documents or a
              deficiency level of F or higher.
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY CONDITION ISSUES
------------------------------------------------------------------------------------------------------------------------------------
4        A    Prohibited collateral inspection access                        Immediately             Site inspection is completed
------------------------------------------------------------------------------------------------------------------------------------
4        B    Inspection reveals below average, poor or unsatisfactory       Immediately             Cure problem indicated by
              condition                                                                              the inspection
------------------------------------------------------------------------------------------------------------------------------------
4        C    Inspection reveals potentially harmful environmental issue     Immediately             Cure problem indicated by
                                                                                                     the inspection
------------------------------------------------------------------------------------------------------------------------------------
4        D    Property affected by major casualty or condemnation            Immediately             Cured (transferred to SS or
              proceeding AFFECTING FUTURE CASHFLOWS                                                  payoff)
------------------------------------------------------------------------------------------------------------------------------------
LEASE ROLLOVER, TENANT ISSUES AND VACANCY
------------------------------------------------------------------------------------------------------------------------------------
5        A    Physical Occupancy (relative basis)                            (GREATER THAN OR EQUAL  (GREATER THAN) 85% of occupancy
                                                                             TO) 15% less than at    at Origination
                                                                             origination
------------------------------------------------------------------------------------------------------------------------------------
5        B    EGI from Origination (For Hotel use REV PAR)                   (GREATER THAN OR EQUAL  (GREATER THAN) 85% of EGI or
                                                                             TO) 15% less than at    REV PAR for Hotel
                                                                             Origination & (LESS
                                                                             THAN OR EQUAL TO) 1.50
                                                                             DSCR [For Lodging, use
                                                                             Rev Par]
------------------------------------------------------------------------------------------------------------------------------------

                                     E-2A-1

----------    -------------------------------------------------------------  ----------------------- -------------------------------
5        C    Leases expiring within next 12 months                          (GREATER THAN OR EQUAL  Tenant spaces have been
                                                                             TO) 20% of net rentable leased
                                                                             area
----------    -------------------------------------------------------------  ----------------------- -------------------------------
5        D    Bankruptcy of major tenant (if Healthcare include Master       (GREATER THAN OR EQUAL  The existing tenant comes
              Lease or of Management Company)                                TO) 20% of net rentable out of bankruptcy or a new
                                                                             area                    tenant is in place.
----------    -------------------------------------------------------------  ----------------------- -------------------------------
5        E    Tenant lease is in default, terminated or is dark              (GREATER THAN OR EQUAL  New lease signed
                                                                             TO) 20% of net rentable
                                                                             area
---------------------------------------------------------------------------  ----------------------- -------------------------------
MATURITY:
---------------------------------------------------------------------------  ----------------------- -------------------------------
6        A    Pending loan maturity                                          (LESS THAN OR EQUAL TO) Loan is extended or paid off in
                                                                             90 days                 full
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSUMPTIONS:
--------------------------------------------------------------------------------
         1 Major Tenants include top 5 tenants and or tenants representing (GREATER THAN OR EQUAL TO) 20%NRA
--------------------------------------------------------------------------------
         2 All Servicers will use TTM or Annual or Normalized Annualized (if YTD statements)
--------------------------------------------------------------------------------
              No YTD or Quarterly will be used for Watch List purposes.
--------------------------------------------------------------------------------

                                     E-2A-2

                                  EXHIBIT E-2B

FORM OF CMSA SERVICER WATCH LIST CRITERIA FOR CO-OP MORTGAGE LOANS

          (i) A loan that has a then current debt service coverage ratio that is less than 0.9x;

          (ii) A loan as to which any required inspection of the related property conducted by the Co-op Master Servicer indicates, or the Co-op Master Servicer otherwise has actual knowledge of, a problem that the Co-op Master Servicer determines can reasonably be expected to materially adversely affect the cash flow generated by such property;

          (iii) A loan as to which the Co-op Master Servicer has actual knowledge of material damage or waste at the related property;

          (iv) A loan as to which it has come to the Co-op Master Servicer's attention in the performance of its duties that any tenant or tenants occupying 25% or more of the space in, or responsible for 20% or more of total rental revenue from, the related property (A) has or have vacated such space (without being replaced by a comparable tenant and lease) or (B) has or have declared bankruptcy;

          (v) A loan that is at least 30 days delinquent in payment (without regard to any grace period);

          (vi) A loan as to which the net operating income or net cash flow, as applicable, as stated in the most recent twelve-month operating statement has decreased 25% or more from the net operating income or net cash flow, as the case may be, at origination;

          (vii)   A loan that is within 90 days of maturity;

          (viii) A loan as to which the Co-op Master Servicer has determined, consistent with the Servicing Standard, that a payment default is reasonably likely to occur because the annual maintenance on the related property is more than 5% in arrears, such arrearage has continued for four or more months and the related borrower has less than 10% of the annual maintenance in reserve; and

          (ix) A loan as to which any material deferred maintenance is identified by the Co-op Master Servicer at the related property and such deferred maintenance is not cured within 120 days of the identification thereof.

For purposes of item "(i)" above, debt service coverage ratio shall mean, as of the date of any determination, the net operating income for the trailing 12 month period for the related property (based on actual receipt of maintenance payments from tenant-shareholders less actual operating expenses for the related period, all as set forth in the most recent annual financial statement submitted by the borrower) divided by the actual aggregate mortgage payments for such period.

                                     E-2B-1

                                   EXHIBIT E-3

              CONTROLLING CLASS REPRESENTATIVE'S REPORTS CHECKLIST

--------------------------------------------------------------------------------------------------------------------
               INFORMATION                                           FORMAT                    FREQUENCY
--------------------------------------------------------------------------------------------------------------------
       Property Operating Statement              Actual              PDF/TIF             As received/Quarterly
--------------------------------------------------------------------------------------------------------------------
            Property Rent Roll                   Actual              PDF/TIF             As received/Quarterly
--------------------------------------------------------------------------------------------------------------------
   Other Financials as required by loan          Actual              PDF/TIF                  As received
                documents
--------------------------------------------------------------------------------------------------------------------
           Property Inspection                   Actual              PDF/TIF             As received/Quarterly
--------------------------------------------------------------------------------------------------------------------
  Payments Received After Determination          Monthly              Excel         Master Servicer Remittance Date
             Date Report (1)
--------------------------------------------------------------------------------------------------------------------
   Mortgage Loans Delinquent Report (2)          Monthly              Excel                30th of each month
--------------------------------------------------------------------------------------------------------------------
    Interest on Advance Reconciliation           Monthly              Excel                Distribution Date
--------------------------------------------------------------------------------------------------------------------
CMSA Setup File (Issuer/Trustee/Servicer)       CMSA IRP          Access/Excel         Monthly/Distribution Date
--------------------------------------------------------------------------------------------------------------------
            CMSA Property File                  CMSA IRP          Access/Excel         Monthly/Distribution Date
--------------------------------------------------------------------------------------------------------------------
      CMSA Loan Periodic Update File            CMSA IRP          Access/Excel         Monthly/Distribution Date
--------------------------------------------------------------------------------------------------------------------
           CMSA Financial File                  CMSA IRP          Access/Excel         Monthly/Distribution Date
--------------------------------------------------------------------------------------------------------------------
     Distribution Statement (Trustee)            Monthly            Excel/PDF          Monthly/Distribution Date
--------------------------------------------------------------------------------------------------------------------
         CMSA Bond File (Trustee)               CMSA IRP          Access/Excel         Monthly/Distribution Date
--------------------------------------------------------------------------------------------------------------------
      CMSA Collateral File (Trustee)            CMSA IRP          Access/Excel         Monthly/Distribution Date
--------------------------------------------------------------------------------------------------------------------
        CMSA Supplemental Reports               CMSA IRP          Access/Excel         Monthly/Distribution Date
--------------------------------------------------------------------------------------------------------------------
   Operating Statement Analysis Report          CMSA IRP          Access/Excel         Monthly/Distribution Date
--------------------------------------------------------------------------------------------------------------------
         NOI Adjustment Worksheet               CMSA IRP          Access/Excel         Monthly/Distribution Date
--------------------------------------------------------------------------------------------------------------------
Documentation Exceptions Report (Trustee)       Quarterly         Access/Excel         Monthly/Distribution Date
--------------------------------------------------------------------------------------------------------------------

Footnotes:

(1) On the Master Servicer Remittance Date following the Determination Date for the related Bond Certificateholder Distribution, a list of all mortgage loans which are delinquent as to the applicable Distribution Period on the Master Servicer Remittance Date. This list should represent all delinquent loans that required a P and I Advance be made.

(2) On the last day of the month (30th), for all delinquencies reported in #1 above, a list of a) all mortgage loans which remain delinquent for such Distribution period (along with the number of days delinquent) accompanied with any reason, in Master Servicer's opinion, for the mortgage loans continued delinquency, along with an explanation of Master Servicer's attempts to cure.

                                      E-3-1

(3) ARCap requests that the above information be organized in ascending Prospectus Loan I.D. order and forwarded on each of the above listed dates via E-Mail to the following address or all reports and data files shall be available via the Servicer's or Trustee's Website.

Ricka Moore                                             Larry Duggins
Director Bond/Mortgage Surveillance                     President
ARCap REIT, Inc.                                        ARCap REIT, Inc.
rmoore@arcap.com                                        lduggins@arcap.com
(972) 580-1688 ext. 29                                  (972) 580-1688 ext. 11

                                      E-3-2

                                   EXHIBIT E-4

            FORM OF PAYMENTS RECEIVED AFTER DETERMINATION DATE REPORT

Servicer

Deal Name                                                                EXHIBIT

For the Collection Period Ending:

Master Servicer Remittance Date:

PAYMENTS RECEIVED AFTER DETERMINATION DATE REPORT

   PRIMARY                                 SCHEDULED     SCHEDULED     CURRENT     CURRENT      PAID TO      UPDATED
  SERVICER     PROSPECTUS     PRIMARY      PRINCIPAL     INTEREST     PRINCIPAL   INTEREST      DATE AT      PAID TO
     ID        LOAN NUMBER  LOAN NUMBER      AMOUNT       AMOUNT       AMOUNT      ADVANCE    DETERMINATION    DATE
----------------------------------------------------------------------------------------------------------------------
07                  66            1           3,418.94    26,389.96     3,418.94    26,389.96    1/1/2001   02/01/2001
                                         ---------------------------------------------------
COUNT FOR SERVICER:  1                        3,418.94    26,389.96     3,418.94    26,389.96

67                  81           10          3,514.47    21,633.35     3,514.47    21,633.35     1/1/2001   02/01/2001
                                         ---------------------------------------------------
COUNT FOR SERVICER:  1                        3,514.47    21,633.35     3,514.47    21,633.35

68                  10           12         11,963.80   101,994.57    11,963.80   101,994.57     1/1/2001   02/01/2001
                                         ---------------------------------------------------
COUNT FOR SERVICER:  1                       11,963.80   101,994.57    11,963.80   101,994.57

01                  15           25         15,938.77    85,512.32    15,938.77    85,512.32     1/1/2001
01                  26           26          5,613.32    62,169.85     5,613.32    62,169.85     1/1/2001   02/01/2001
01                  28           78          4,670.62    61,305.46     4,670.62    61,305.46     1/1/2001   02/01/2001
01                  32           66          3,795.11    56,680.17     3,795.11    56,680.17     1/1/2001   02/01/2001
01                  40           58          8,045.30    38,453.73     8,045.30    38,453.73     1/1/2001
01                  53           51          6,682.28    34,856.39     6,682.28    19,715.89     1/1/2001
01                  54           52          6,336.59    35,769.60     6,336.59    24,573.61     1/1/2001
01                  56           53          4,529.09    29,973.27     4,529.09    29,973.27     1/1/2001   02/01/2001
01                  58           56          4,022.52    30,914.96     4,022.52    30,914.96     1/1/2001   02/01/2001
01                  64           45          6,101.99    31,228.53     6,101.99    31,228.53     1/1/2001
01                  69           15          5,580.88    27,630.09     5,580.88    27,630.09     1/1/2001   02/01/2001
01                  95           49          6,299.93    16,815.46     6,299.93    16,815.46     1/1/2001   02/01/2001
01                 100           70          1,232.52    14,268.98     1,232.52    14,268.98     1/1/2001
01                 102           39          1,097.59    13,299.82     1,097.59    13,299.82     1/1/2001
01                 104           84            881.08    14,115.78       881.08    14,115.78     1/1/2001   02/01/2001
01                 115           67            808.33    11,402.47       808.33    11,402.47     1/1/2001   02/01/2001
01                 118          206          1,639.27    10,278.41     1,639.27    10,278.41     1/1/2001   02/01/2001
                                         ----------------------------------------------------------------
COUNT FOR SERVICER: 17                      83,275.19   574,675.29    83,275.19   548,338.80

                                         ----------------------------------------------------------------
GRAND TOTAL: 20                            102,172.40   724,693.17   102,172.40   698,356.68

   PRIMARY                PRIMARY        SUB         MASTER
  SERVICER                SERVICER     SERVICER     SERVICER      RETAINED
     ID                     FEES         FEES         FEES          FEES      NET ADVANCE
----------------------------------------------------------------------------------------
07                              0.00       193.33       225.56         0.00
                        ----------------------------------------------------------------
COUNT FOR SERVICER: 1           0.00       193.33       225.56         0.00         0.00

67                              0.00       201.64       201.64         0.00
                        ----------------------------------------------------------------
COUNT FOR SERVICER: 1           0.00       201.64       201.64         0.00         0.00

68                              0.00       912.99       912.99         0.00
                        ----------------------------------------------------------------
COUNT FOR SERVICER: 1           0.00       912.99       912.99         0.00         0.00

01                            577.79         0.00       231.11         0.00   100,642.19
01                            409.01         0.00       163.60         0.00
01                            537.09         0.00       537.09         0.00
01                            345.19         0.00       138.08         0.00
01                            222.28         0.00        88.91         0.00    46,187.84
01                            195.82         0.00        78.33         0.00    26,124.02
01                            194.61         0.00        77.84         0.00    30,637.75
01                            193.88         0.00        77.55         0.00
01                            188.51         0.00        75.40         0.00
01                            176.83         0.00        70.73         0.00    37,082.96
01                            157.35         0.00        62.94         0.00
01                            101.91         0.00        40.76         0.00
01                             85.34         0.00        34.14         0.00    15,382.02
01                             85.26         0.00        34.10         0.00    14,278.05
01                            118.05         0.00       118.05         0.00
01                             70.47         0.00        28.19         0.00
01                             67.71         0.00        27.08         0.00
                        ----------------------------------------------------------------
COUNT FOR SERVICER: 17      3,727.10         0.00     1,883.90         0.00   270,334.83

                        ----------------------------------------------------------------
GRAND TOTAL: 20             3,727.10     1,307.96     3,224.09         0.00   270,334.83
                                                                            ============

                                      E-4-1

                                   EXHIBIT E-5

                    FORM OF MORTGAGE LOANS DELINQUENT REPORT

                        MORTGAGE LOANS DELINQUENCY REPORT
                         As of Month End ______________
                    Deal Name

LOAN          LOAN     PRO-SUP                ENDING      SCHEDULED      LATE      UNALLOCATED   OUTSTANDING
NBR           OFFICER    ID     PROPERTY   SCH.PRIN.BAL.   PAYMENT       FEES       SUSPENSE        P & I
                                  NAME                                                             ADVANCES
010012213     abby          34  XYZ           519,504.30    5,059.04       787.73          0.00   10,118.00
                                Building

SPECIALLY SERVICED LOANS
010003938     an            43  xxx           541,866.64    6,461.77     6,718.74          0.00
010007088     an            44  bbb         1,638,421.35   12,354.52     3,989.05          0.00
010003604     an            45  ccc         2,994,388.87   33,671.76    11,785.13    388,686.54

LOAN            OUTSTANDING    PAID      FIRST DUE   GRACE
NBR              SERVICING    TO DATE      DATE        DAYS   COMMENTS
                 ADVANCES
010012213             400.00  01/01/01  11/01/2000       6    2/26/01: Servicer has begun
                                                              legal action. Borrower states
                                                              that additional time is needed
                                                              to become current. Servicer
                                                              will not stop legal action
                                                              until loan is brought
                                                              completely current. 2/22/01:
                                                              Drafted final default letter
                                                              for approval by management.
                                                              Pending management approval,
                                                              will also instruct Servicer
                                                              counsel to send final default
                                                              notice.

SPECIALLY SERVICED LOANS
010003938                     10/10/00  06/01/1998      11    Loan in Special Servicing
010007088                     10/10/00  12/01/1998       8    Loan in Special Servicing
010003604                     10/10/00  03/01/1999       6    Loan in Special Servicing

                                      E-5-1

                                  EXHIBIT F-1A

                        FORM I OF TRANSFEROR CERTIFICATE
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES

                                     [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
MAC # N9303-121
Minneapolis, Minnesota  55479-0113
Attention:  Corporate Trust Services (CMBS)

[OR OTHER CERTIFICATE REGISTRAR]

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Class ______ Certificates [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of May 16, 2002 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates")

Dear Sirs:

          This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the Transferred Certificates pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee"). All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or

                                     F-1A-1
negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the Securities Act or any state securities laws.

          3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act (a "Qualified Institutional Buyer") purchasing for its own account or for the account of another person that is itself a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter has relied upon the following method(s) of establishing the Transferee's ownership and discretionary investments of securities (check one or more):

     ___ (a) The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. purchaser and within 18 months preceding such date of sale in the case of a foreign purchaser; or

     ___ (b) The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. purchaser and within 18 months preceding such date of sale in the case of a foreign purchaser; or

     ___ (c) The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. purchaser and within 18 months preceding such date of sale in the case of a foreign purchaser; or

     ___ (d) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies", as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

                                     F-1A-2

     ___  (e) Other. (Please specify brief description of method)_______________
           _____________________________________________________________________
           _____________________________________________________________________

          4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

          (a) the following instruments and interests shall be excluded: securities of issuers that are affiliated with such entity; securities that are part of an unsold allotment to or subscription by such entity, if such entity is a dealer; securities of issuers that are part of such entity's "family of investment companies", if such entity is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

          (b) the aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market; and

          (c) securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

          5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

                                     F-1A-3

          6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement, and (e) all related matters, that the Transferee has requested.

                                           Very truly yours,

                                           -------------------------------------
                                           (Transferor)

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                     F-1B-1

                                  EXHIBIT F-1B

                        FORM II OF TRANSFEROR CERTIFICATE
                  FOR TRANSFERS OF NON-REGISTERED CERTIFICATES

                                     [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
MAC # N9303-121
Minneapolis, Minnesota  55479-0113
Attention:  Corporate Trust Services (CMBS)

[OR OTHER CERTIFICATE REGISTRAR]

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Class ______ Certificates [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of May 16, 2002 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates")

Dear Sirs:

          This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the Transferred Certificates pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee"). All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Depositor and the Trustee, that:

               1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

                                     F-1B-1

               2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "Securities Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the Securities Act or any state securities laws.

                                           Very truly yours,

                                           -------------------------------------
                                           (Transferor)

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                   -----------------------------

                                     F-1B-2

                                  EXHIBIT F-1C

                        FORM I OF TRANSFEROR CERTIFICATE
       FOR CERTAIN TRANSFERS OF INTERESTS IN RULE 144A GLOBAL CERTIFICATES

                                     [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
MAC # N9303-121
Minneapolis, Minnesota  55479-0113
Attention:  Corporate Trust Services (CMBS)

[OR OTHER CERTIFICATE REGISTRAR]

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Class ____, having an initial aggregate [Certificate Principal Balance] [Certificate Notional Amount] as of May 16, 2002 (the "Issue Date") of $__________ (the "Transferred Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the Transfer by ______________________ (the "Transferor") to ______________________ (the
"Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Company ("DTC") and the Depository Participants) in the Transferred Certificates. The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to and agrees with you, as Certificate Registrar, and for the benefit of the Depositor and the Trustee, that:

          1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

                                     F-1C-1

          2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "Securities Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the Securities Act or any state securities laws.

                                           Very truly yours,

                                           -------------------------------------
                                           (Transferor)

                                           By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------

                                     F-1C-2

                                  EXHIBIT F-1D

                        FORM II OF TRANSFEROR CERTIFICATE
       FOR CERTAIN TRANSFERS OF INTERESTS IN RULE 144A GLOBAL CERTIFICATES

                                     [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
MAC #N9303-121
Minneapolis, Minnesota  55479-0113
Attention:  Corporate Trust Services (CMBS)

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Class ____, having an initial aggregate [Certificate Principal Balance] [Certificate Notional Amount] as of May 16, 2002 (the "Issue Date") of $__________ (the "Transferred Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the Transfer by ______________________ (the "Transferor") to ______________________ (the
"Transferee") through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Company ("DTC") and the Depository Participants) in the Transferred Certificates. The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to and agrees with you, as Certificate Registrar, and for the benefit of the Depositor and the Trustee, that:

          1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

          2. At the time the buy order was originated, the Transferor reasonably believed that the Transferee was outside the United States, its territories and possessions.

                                     F-1D-1

          3. If the Transferor is a distributor (within the meaning of Rule 902(d) under the Securities Act of 1933, as amended (the "Securities Act")) with respect to the Transferred Certificates, or an affiliate of such a distributor or of the Depositor, or a person acting on behalf of such a distributor, the Depositor or any affiliate of such distributor or of the Depositor, then:

                  (a) the sale of the Transferred Certificates by the Transferor to the Transferee will be executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States, its territories and possessions;

                  (b) no directed selling efforts (within the meaning of Rule 902(c) under the Securities Act) have been made in the United States, its territories and possessions, with respect to the Transferred Certificates by the Transferor, any of its affiliates, or any person acting on behalf of any of the foregoing;

                  (c) all offers and sales, if any, of the Transferred Certificates by or on behalf of the Transferor prior to the expiration of the distribution compliance period specified in category 2 or 3 (paragraph
     (b)(2) or (b)(3)) in Rule 903 under the Securities Act, as applicable, have been and will be made only in accordance with the provisions of Rule 903 or Rule 904 under the Securities Act, pursuant to registration of the Transferred Certificates under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act;

                  (d) all offering materials and documents (other than press releases), if any, used in connection with offers and sales of the Transferred Certificates by or on behalf of the Transferor prior to the expiration of the distribution compliance period specified in category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 under the Securities Act, as applicable, complied with the requirements of Rule 902(g)(2) under the Securities Act; and

                  (e) if the Transferee is a distributor, a dealer or a person receiving a selling concession, a fee or other remuneration and the offer or sale of the Transferred Certificates thereto occurs prior to the expiration of the applicable 40-day distribution compliance period, the Transferor has sent a confirmation or other notice to the Transferee that the Transferee is subject to the same restrictions on offers and sales that apply to a distributor.

          4. If the Transferor is not a distributor with respect to the Transferred Certificates or an affiliate of such a distributor or of the Depositor or acting on behalf of such a distributor, the Depositor or any affiliate of such a distributor or of the Depositor, then:

                  (a) the sale of the Transferred Certificates by the Transferor to the Transferee will be executed in, on or through the facilities of a designated offshore securities market described in paragraph (b) of Rule 902 under the Securities Act, and neither the Transferor nor anyone acting on its behalf knows that such transaction has been prearranged with a buyer in the United States, its territories and possessions;

                  (b) no directed selling efforts (within the meaning of Rule 902(c) under the Securities Act) have been made in the United States, its territories and possessions, with respect to the Transferred Certificates by the Transferor, any of its affiliates, or any person acting on behalf of any of the foregoing;

                                     F-1D-2

                  (c) if the Transferee is a dealer or a person receiving a selling concession, a fee or other remuneration and the offer or sale of the Transferred Certificates thereto occurs prior to the expiration of the applicable 40-day distribution compliance period, the Transferor has sent a confirmation or other notice to the Transferee stating that the Transferred Certificates may be offered and sold during the distribution compliance period only in accordance with the provisions of Regulation S under the Securities Act, pursuant to registration of the Transferred Certificates under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

                                           Very truly yours,

                                           -------------------------------------
                                           (Transferor)

                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                    ----------------------------

                                     F-1D-3

                                  EXHIBIT F-2A

                FORM I OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF
                NON-REGISTERED CERTIFICATES HELD IN PHYSICAL FORM

                                     [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
MAC # N9303-121
Minneapolis, Minnesota  55479-0113
Attention: Corporate Trust Services (CMBS)

[OR OTHER CERTIFICATE REGISTRAR]

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Class ______ Certificates [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of May 16, 2002 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates")

Dear Sirs:

          This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the Transferred Certificates pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee"). All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, and for the benefit of the Depositor and the Trustee, that:

          1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred

                                     F-2A-1

Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer and to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the Securities Act.

          2. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, and (e) all related matters, that it has requested.

          3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                           Very truly yours,

                                           -------------------------------------
                                           (Transferee)

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                             NOMINEE ACKNOWLEDGMENT

          The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                           -------------------------------------
                                           (Nominee)

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                     F-2A-2

                                                         ANNEX 1 TO EXHIBIT F-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [FOR TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES]

          The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificates being transferred (the "Transferred Certificates") as described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

          2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Transferee [each of the Transferee's equity owners] owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___ BANK. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

     ___ SAVINGS AND LOAN. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO, as of a date not more than 16

----------
(1) Transferee or each of its equity owners must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee or any such equity owner, as the case may be, is a dealer, and, in that case, Transferee or such equity owner, as the case may be, must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     F-2A-3
          months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

     ___  BROKER-DEALER. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934, as amended.

     ___ INSURANCE COMPANY. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ INVESTMENT ADVISOR. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

     ___ QIB SUBSIDIARY. All of the Transferee's equity owners are "qualified institutional buyers" within the meaning of Rule 144A.

     ___ OTHER. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

          3. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee DID NOT INCLUDE (i) securities of issuers that are affiliated with such Person, (ii) securities that are part of an unsold allotment to or subscription by such Person, if such Person is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any Person, the Transferee used the cost of such securities to such Person, unless such Person reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of such Person, but only if such subsidiaries are consolidated with such Person in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under

                                     F-2A-4
such Person's direction. However, such securities were not included if such Person is a majority-owned, consolidated subsidiary of another enterprise and such Person is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

          ___  ___  Will the Transferee be purchasing the Transferred
          Yes  No   Certificates only for the Transferee's own account?

          6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

          8. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.

                                           -------------------------------------
                                           Print Name of Transferee

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                 -------------------------------

                                     F-2A-5

                                                         ANNEX 2 TO EXHIBIT F-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [FOR TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES]

          The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

          2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ____ The Transferee owned and/or invested on a discretionary basis
          $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

     ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     F-2A-6

          4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

          5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

          ___  ___  Will the Transferee be purchasing the Transferred
          Yes  No   Certificates only for the Transferee's own account?

          6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

          8. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.

                                           Print Name of Transferee or Adviser

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                           IF AN ADVISER:

                                           Print Name of Transferee

                                           Date:
                                                 -------------------------------

                                     F-2A-7

                                  EXHIBIT F-2B

               FORM II OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF
                NON-REGISTERED CERTIFICATES HELD IN PHYSICAL FORM

                                     [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
MAC # N9303-121
Minneapolis, Minnesota  55479-0113
Attention: Corporate Trust Services (CMBS)

[OR OTHER CERTIFICATE REGISTRAR]

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Class ______ Certificates [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of May 16, 2002 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by _______________________ (the "Transferor") to _______________________________
(the "Transferee") of the Transferred Certificates pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee"). All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

                                     F-2B-1

          2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates, and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received (A) a certificate from the prospective transferor substantially in the form attached as Exhibit F-1A to the Pooling and Servicing Agreement; (B) a certificate from the prospective transferor substantially in the form attached as Exhibit F-1B to the Pooling and Servicing Agreement and a certificate from the prospective transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Pooling and Servicing Agreement; or (C) an Opinion of Counsel satisfactory to the Certificate Registrar that the transfer may be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding the transfer from the prospective transferor and/or prospective transferee upon which such Opinion of Counsel is based.

          3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

          THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE TO
          (A) ANY RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO SECTION 406 OR 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION
          5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     F-2B-2

          4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

          5.   The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Transferred Certificates and distributions thereon,
(c) nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto and (e) all related matters, that it has requested.

          6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

          7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                     Very truly yours,

                                     By:
                                        ----------------------------------------
                                        (Transferee)

                                     Name:
                                     Title:

                                     F-2B-3

                             NOMINEE ACKNOWLEDGMENT

          The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                     -------------------------------------------
                                     (Nominee)

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     F-2B-4

                                  EXHIBIT F-2C

                        FORM I OF TRANSFEREE CERTIFICATE
                FOR TRANSFERS OF INTERESTS IN GLOBAL CERTIFICATES
                   FOR CLASSES OF NON-REGISTERED CERTIFICATES

                                     [Date]

[TRANSFEROR]

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Class ______ Certificates [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of May 16, 2002 (the "Closing Date") of $__________] (the "Transferred Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the Transfer by _________________ (the "Transferor") to _________________ (the "Transferee")
through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Corporation ("DTC") and the Depository Participants) in the Transferred Certificates. The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to and agrees with you, and for the benefit of the Depositor, the Trustee and the Certificate Registrar, that:

          1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act") and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the Transfer to it of the Transferor's interest in the Transferred Certificates is being made in reliance on Rule 144A. The Transferee is acquiring such interest in the Transferred Certificates for its own account or for the account of a Qualified Institutional Buyer.

          2. The Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the

                                     F-2C-1

Transferred Certificates, and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification.

          3. The Transferee understands that it may not sell or otherwise transfer any Transferred Certificate, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that each Transferred Certificate will bear the following legends:

          THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO SECTION 406 OR 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF, ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     F-2C-2

          4.   The Transferee has been furnished with all information regarding
(a) The Depositor, (b) the Transferred Certificates and distributions thereon,
(c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement, and (e) all related matters, that it has requested.

                                     Very truly yours,

                                     (Transferee)

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     F-2C-3

                                                         ANNEX 1 TO EXHIBIT F-2C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [FOR TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES]

          The undersigned hereby certifies as follows to [name of Transferor] (the "TRANSFEROR") and for the benefit of Credit Suisse First Boston Mortgage Securities Corp. with respect to the mortgage pass-through certificates being transferred in book-entry form (the "TRANSFERRED CERTIFICATES") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity acquiring interests in the Transferred Certificates (the "Transferee").

          2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) [the Transferee] [each of the Transferee's equity owners] owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___ BANK. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

     ___ SAVINGS AND LOAN. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and

----------
(1) Transferee or each of its equity owners must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee or any such equity owner, as the case may be, is a dealer, and, in that case, Transferee or such equity owner, as the case may be, must own and/or invest on a discretionary basis at least $10,000,000 in securities

                                     F-2C-4

          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

     ___  BROKER-DEALER. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934, as amended.

     ___ INSURANCE COMPANY. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ INVESTMENT ADVISOR. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

     ___ QIB SUBSIDIARY. All of the Transferee's equity owners are "qualified institutional buyers" within the meaning of Rule 144A.

     ___ OTHER. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

          3. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did NOT include (i) securities of issuers that are affiliated with such Person,
(ii) securities that are part of an unsold allotment to or subscription by such Person, if such Person is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by any such Person, the Transferee used the cost of such securities to such Person, unless such Person reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of such Person, but only if such subsidiaries are consolidated with such Person in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed

                                     F-2C-5
under such Person's direction. However, such securities were not included if such Person is a majority-owned, consolidated subsidiary of another enterprise and such Person is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more Transfers to the Transferee may be in reliance on Rule 144A.

          ___  ___  Will the Transferee be acquiring interests in the
          Yes  No   Transferred Certificates only for the Transferee's own
                    account?

          6. If the answer to the foregoing question is "no", then in each case where the Transferee is acquiring any interest in the Transferred Certificates for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's acquisition of any interest in of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such acquisition. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such acquisition, promptly after they become available.

          8. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.

                                     (Transferee)

                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:
                                     Date:

                                     F-2C-6

                                                         ANNEX 2 TO EXHIBIT F-2C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [FOR TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES]

          The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and for the benefit of Credit Suisse First Boston Mortgage Securities Corp. with respect to the mortgage pass-through certificates being transferred in book-entry form (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity acquiring interests in the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

          2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ___ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

     ___ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     F-2C-7

          4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

          5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more Transfers to the Transferee will be in reliance on Rule 144A.

          ____  ____  Will the Transferee be acquiring interests in the
          Yes   No    Transferred Certificates only for the Transferee's own
                      account?

          6. If the answer to the foregoing question is "no", then in each case where the Transferee is acquiring any interest in the Transferred Certificates for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's acquisition of any interest in the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such acquisition.

          8. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.

                                     (Transferee or Adviser)

                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     IF AN ADVISER:

                                     -------------------------------------------
                                     Print Name of Transferee

                                     Date:

                                     F-2C-8

                                  EXHIBIT F-2D

                   FORM OF TRANSFEREE CERTIFICATE FOR CERTAIN
           TRANSFERS OF INTERESTS IN REGULATION S GLOBAL CERTIFICATES

                                     [Date]

[TRANSFEROR]

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Class ______ Certificates [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of May 16, 2002 (the "Closing Date") of $__________] (the "Transferred Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the Transfer by _________________ (the "Transferor") to _________________ (the "Transferee")
through our respective Depository Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Corporation ("DTC") and the Depository Participants) in the Transferred Certificates. The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to and agrees with you, and for the benefit of the Depositor, the Trustee and the Certificate Registrar, that:

          1. The Transferee is not a United States Securities Person. For purposes of this certification, "United States Securities Person" means (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a United States Securities Person, other than any estate of which any professional fiduciary acting as executor or administrator is a United States Securities Person if an executor or administrator of the estate who is not a United States Securities Person has sole or shared investment discretion with respect to the assets of the estate and the estate is governed by foreign law, (iv) any trust of which any trustee is a United States Securities Person, other than a trust of which any professional fiduciary acting as trustee is a United States Securities Person if a trustee who is not a United States Securities Person has sole or shared investment discretion with respect to the trust assets and no beneficiary of the trust (and so settler if the trust is revocable) is a United States Securities Person, (v) any agency or branch of a foreign entity located in the United States, unless the

                                     F-2D-1
agency or branch operates for valid business reasons and is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located, (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a United States Securities Person, (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States, other than one held for the benefit or account of a non-United States Securities Person by a dealer or other professional fiduciary organized, incorporated or (if any individual) resident in the United States, (viii) any partnership or corporation if (a) organized or incorporated under the laws of any foreign jurisdiction and
(b) formed by a United States Securities Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by "accredited investors" (as defined in Rule 501(a)) under the United States Securities Act of 1933, as amended (the "Securities Act"), who are not natural persons, estates or trusts; provided, however, that the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations and their agencies, affiliates and pension plans, any other similar international organization, their agencies, affiliates and pension plans shall not constitute United States Securities Persons.

          2. The Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates, and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws, or (ii) is sold or transferred in transactions which are exempt from such registration and qualification.

          3. The Transferee understands that it may not sell or otherwise transfer any Transferred Certificate, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that each Transferred Certificate will bear the following legends:

          THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO SECTION 406 OR 407 OF THE EMPLOYEE RETIREMENT INCOME

                                     F-2D-2

          SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF, ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorized you to produce this certification to any interested party in such proceedings.

Dated:  __________, ____

                                     By:
                                         ---------------------------------------
                                     As, or agent for, the beneficial owner(s)
                                     of the Certificates to which this
                                     certificate relates

                                     F-2D-3

                                  EXHIBIT F-3A

                       FORM OF TRANSFEROR CERTIFICATE FOR
                   TRANSFER OF THE EXCESS SERVICING FEE RIGHTS

                                     [Date]

Credit Suisse First Boston
 Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2 (the "Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the Excess Servicing Fee Rights for [the Co-op Mortgage Loans] [the Mortgage Loans (other than the Co-op Mortgage Loans] (the "Subject Excess Servicing Fee Rights") established under the Pooling and Servicing Agreement, dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Depositor, that:

          1. The Transferor is the lawful owner of the Subject Excess Servicing Fee Rights, with the full right to transfer the Subject Excess Servicing Fee Rights free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of the Subject Excess Servicing Fee Rights, any interest in the Subject Excess Servicing Fee Rights or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of the Subject Excess Servicing Fee Rights, any interest in the Subject Excess Servicing Fee Rights or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to the Subject Excess Servicing Fee Rights, any interest in the Subject Excess Servicing Fee Rights or any other similar security with any person in any manner, (d) made any general solicitation with respect to the Subject Excess Servicing Fee Rights, any interest in the Subject Excess Servicing Fee Rights or any

                                     F-3A-1
other similar security by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Subject Excess Servicing Fee Rights under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or would render the disposition of the Subject Excess Servicing Fee Rights a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Subject Excess Servicing Fee Rights pursuant to the Securities Act or any state securities laws.

                                     Very truly yours,

                                     -------------------------------------------
                                     (Transferor)

                                     By:
                                         ---------------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------

                                     F-3A-2

                                  EXHIBIT F-3B

                       FORM OF TRANSFEREE CERTIFICATE FOR
                   TRANSFER OF THE EXCESS SERVICING FEE RIGHTS

                                     [Date]

Credit Suisse First Boston
 Mortgage Securities Corp.
11 Madison Avenue
New York, New York  10010

[KeyCorp Real Estate Capital Markets, Inc.
911 Main Street, Suite 1500
Kansas City, Missouri 64105]

[NCB, FSB
139 South High Street
Hillsboro, Ohio 45133]

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2 (the "Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by _______________________ (the "Transferor") to _______________________________
(the "Transferee") of the Excess Servicing Fee Rights for [the Co-op Mortgage Loans] [the Mortgage Loans (other than the Co-op Mortgage Loans] (the "Subject Excess Servicing Fee Rights") established pursuant to the Pooling and Servicing Agreement, dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Depositor and initial applicable Master Servicer, respectively, that:

          1. The Transferee is acquiring the Subject Excess Servicing Fee Rights for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

                                     F-3B-1

          2. The Transferee understands that (a) the Subject Excess Servicing Fee Rights have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Subject Excess Servicing Fee Rights, and (c) the Subject Excess Servicing Fee Rights may not be resold or transferred unless they are (i) registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and (A) the Depositor has received a certificate from the prospective transferor substantially in the form attached as Exhibit F-3A to the Pooling and Servicing Agreement, and (B) the applicable Master Servicer and the Depositor have received a certificate from the prospective transferee substantially in the form attached as Exhibit F-3B to the Pooling and Servicing Agreement.

          3. The Transferee understands that it may not sell or otherwise transfer the Subject Excess Servicing Fee Rights or any interest therein except in compliance with the provisions of Section 3.11 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed.

          4. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred the Subject Excess Servicing Fee Rights, any interest in the Subject Excess Servicing Fee Rights or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of the Subject Excess Servicing Fee Rights, any interest in the Subject Excess Servicing Fee Rights or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to the Subject Excess Servicing Fee Rights, any interest in the Subject Excess Servicing Fee Rights or any other similar security with any person in any manner, (d) made any general solicitation with respect to the Subject Excess Servicing Fee Rights, any interest in the Subject Excess Servicing Fee Rights or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to the Subject Excess Servicing Fee Rights, any interest in the Subject Excess Servicing Fee Rights or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Subject Excess Servicing Fee Rights under the Securities Act, would render the disposition of the Subject Excess Servicing Fee Rights a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Subject Excess Servicing Fee Rights pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Subject Excess Servicing Fee Rights, any interest in the Subject Excess Servicing Fee Rights or any other similar security.

          5.   The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Subject Excess Servicing Fee Rights and payments thereon, (c) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (d) the nature, performance and servicing of the Mortgage Loans, and (e) all related matters, that it has requested.

          6. The Transferee is (a) a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act or (b) an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs. The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subject Excess Servicing Fee Rights; the Transferee has sought such accounting, legal and tax advice as it has

                                     F-3B-2
considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

          7. The Transferee agrees (i) to keep all information relating to the Trust and the Trust Fund, and made available to it by the applicable Master Servicer, confidential, (ii) not to use or disclose such information in any manner which could result in a violation of any provision of the Securities Act or would require registration of the Subject Excess Servicing Fee Rights or any Certificates pursuant to the Securities Act, and (iii) not to disclose such information, and to cause its officers, directors, partners employees, agents or representatives not to disclose such information, in any manner whatsoever, in whole or in part, to any other Person other than such holder's auditors, legal counsel and regulators, except to the extent such disclosure is required by law, court order or other legal requirement or to the extent such information is of public knowledge at the time of disclosure by such holder or has become generally available to the public other than as a result of disclosure by such holder; provided, however, that such holder may provide all or any part of such information to any other Person who is contemplating an acquisition of the Subject Excess Servicing Fee Rights if, and only if, such Person (x) confirms in writing such prospective acquisition and (y) agrees in writing to keep such information confidential, not to use or disclose such information in any manner which could result in a violation of any provision of the Securities Act or would require registration of the Subject Excess Servicing Fee Rights or any Certificates pursuant to the Securities Act and not to disclose such information, and to cause its officers, directors, partners, employees, agents or representatives not to disclose such information, in any manner whatsoever, in whole or in part, to any other Person other than such Persons' auditors, legal counsel and regulators.

          8. The Transferee acknowledges that the holder of the Subject Excess Servicing Fee Rights shall not have any rights under the Pooling and Servicing Agreement except as set forth in Section 3.11(a) of the Pooling and Servicing Agreement, and that the Excess Servicing Fee Rate may be reduced to the extent provided in the Pooling and Servicing Agreement.

                                     Very truly yours,

                                     (Transferee)

                                     By:
                                         ---------------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------

                                     F-3B-3

                                   EXHIBIT G-1

             FORM OF TRANSFEREE CERTIFICATE IN CONNECTION WITH ERISA
              (NON-REGISTERED CERTIFICATES AND NON-INVESTMENT GRADE
                       CERTIFICATES HELD IN PHYSICAL FORM)

                                     [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
MAC # N9303-121
Minneapolis, Minnesota  55479-0113
Attention:  Corporate Trust Services (CMBS)

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Class ______ Certificates [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of May 16, 2002 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the Transferred Certificates pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you as Certificate Registrar, as follows (check the applicable paragraph):

     ___ The Transferee is neither (A) a retirement plan or other employee benefit plan or arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, including an insurance company general account, that is subject to ERISA or Section 4975 of the Code (each, a "Plan"), nor (B) a Person who is directly or indirectly purchasing the Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or

                                      G-1-1

     ___ The Transferee is using funds from an insurance company general account to acquire the Transferred Certificates, however, the purchase and holding of such Certificates by such Person is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60.

     ___ The Transferred Certificates are Class ___ Certificates, an interest in which is being acquired by or on behalf of a Plan in reliance on the individual prohibited transaction exemption issued by the U.S. Department of Labor to Credit Suisse First Boston Corporation (PTE 89-90), and such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Depositor, any Fiscal Agent, any of the Mortgage Loan Sellers, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, any Exemption-Favored Party, any Sub-Servicer or any Borrower with respect to any Mortgage Loan or group of Mortgage Loans that represents more than 5% of the aggregate unamortized principal balance of the Mortgage Loans determined on the date of the initial issuance of the Certificates, or by an Affiliate of any such Person, and (Z) agrees that it will obtain from each of its Transferees to which it transfers an interest in the Transferred Certificates, a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (X) and (Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (X) and (Y).

                                      Very truly yours,

                                      ------------------------------------------
                                      (Transferee)

                                      By:
                                          --------------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                      G-1-2

                                   EXHIBIT G-2

             FORM OF TRANSFEREE CERTIFICATE IN CONNECTION WITH ERISA
              (NON-REGISTERED CERTIFICATES HELD IN BOOK ENTRY FORM)

                                     [Date]

[TRANSFEROR]

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Class ______ Certificates [having an initial aggregate Certificate [Principal Balance] [Notional Amount] as of May 16, 2002 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the Transfer by ______________________ (the "Transferor") to _________________ (the
"Transferee") through our respective Depositary Participants of the Transferor's beneficial ownership interest (currently maintained on the books and records of The Depository Trust Corporation ("DTC") and the Depository Participants) in the Transferred Certificates. The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you as follows (check the applicable paragraph):

     ___ The Transferee is neither (A) a retirement plan, an employee benefit plan or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, including an insurance company general account, that is subject to Section 406 of ERISA or Section 4975 of the Code (each, a "Plan"), nor (B) a Person who is directly or indirectly purchasing an interest in the Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of, a Plan;

     ___ The Transferee is using funds from an insurance company general account to acquire an interest in the Transferred Certificates, however, the purchase and holding of such interest by such Person is exempt from the prohibited transaction provisions of Section

                                      G-2-1

          406 of ERISA and Section 4975 of the Code by reason of Sections I and III of Prohibited Transaction Class Exemption 95-60; or

     ___ The Transferred Certificates are Class ____ Certificates, an interest in which is being acquired by or on behalf of a Plan in reliance on the individual prohibited transaction exemption issued by the U.S. Department of Labor to Credit Suisse First Boston Corporation (PTE 89-90), and such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Depositor, any Fiscal Agent, any of the Mortgage Loan Sellers, the General Master Servicer, the Co-op Master Servicer, the General Special Servicer, the Co-op Special Servicer, any Exemption-Favored Party, any Sub-Servicer or any Borrower with respect to any Mortgage Loan or group of Mortgage Loans that represents more than 5% of the aggregate unamortized principal balance of the Mortgage Loans determined on the date of the initial issuance of the Certificates, or by an Affiliate of any such Person, and (Z) agrees that it will obtain from each of its Transferees to which it transfers an interest in the Transferred Certificates, a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (X) and (Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (X) and (Y).

                                      ------------------------------------------
                                      (Transferee)

                                      By:
                                          --------------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                      G-2-2

                                   EXHIBIT H-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                      FOR TRANSFERS OF CLASS R CERTIFICATES

STATE OF                            )
                                    ) ss:
COUNTY OF                           )

          ____________________, being first duly sworn, deposes and says that:

          1. He/She is the ____________________ of ____________________ (the
prospective transferee (the "Transferee") of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Class R, evidencing a ___% Percentage Interest in such Class (the "Residual Interest Certificates")), a _________________ duly organized and validly existing under the laws of ____________________, on behalf of which he/she makes this affidavit. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement pursuant to which the Residual Interest Certificates were issued (the "Pooling and Servicing Agreement").

          2. The Transferee (i) is, and as of the date of transfer will be, a "Permitted Transferee" and will endeavor to remain a "Permitted Transferee" for so long as it holds the Residual Certificates, and (ii) is acquiring the Residual Certificates for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any Person other than a Disqualified Organization, a possession of the United States, Non-United States Tax Person or domestic partnership whose beneficial interests are not all held by United States Person. (For this purpose, a "Disqualified Organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality, all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. The Transferee is aware (i) of the tax that would be imposed under the Code on transfers of the Residual Interest Certificates to non-Permitted Transferees; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which Person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the Person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such Person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Interest Certificates may be a "NONECONOMIC RESIDUAL INTEREST" within the meaning of Treasury regulation Section 1.860E-1(c) and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

                                      H-1-1

          4. The Transferee is aware of the tax imposed on a "pass-through entity" holding the Residual Interest Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "PASS-THROUGH ENTITY" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Interest Certificates by the Transferee unless the Transferee's transferee, or such transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false.

          6. The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Interest Certificates will only be owned, directly or indirectly, by a Permitted Transferee.

          7. The Transferee's taxpayer identification number is _____________.

          8. The Transferee has reviewed the provisions of Section 5.02(d) of the Pooling and Servicing Agreement, a description of which provisions is set forth in the Residual Interest Certificates (in particular, clause (ii)(A) of Section 5.02(d) which authorizes the Trustee to deliver payments on the Residual Interest Certificates to a Person other than the Transferee and clause (ii)(B) of Section 5.02(d) which authorizes the Trustee to negotiate a mandatory sale of the Residual Interest Certificates, in either case, in the event that the Transferee holds such Residual Interest Certificates in violation of Section 5.02(d)); and the Transferee expressly agrees to be bound by and to comply with such provisions.

          9. No purpose of the Transferee relating to its purchase or any sale of the Residual Certificates is or will be to impede the assessment or collection of any tax and either (check the one that applies):

               (a) The consideration paid to the Transferee for accepting the Class R Certificates is greater than the present value of the anticipated net federal income taxes and tax benefits ("TAX LIABILITY PRESENT VALUE") associated with owning such Certificates, with such present value computed using a discount rate equal to the "applicable federal rate" prescribed by
     Section 1274 of the Code as of the date hereof (with all applicable computations done in accordance with Revenue Procedure 2001-12 (December 8, 2000)) or, to the extent it is not, the Transferee has regularly borrowed, in the ordinary course of its trade or business, substantial funds from unrelated third parties at a lower interest rate than such applicable federal rate and the consideration paid to the Transferee is greater than the Tax Liability Present Value using such lower interest rate as the discount rate and the transactions in question with unrelated third party lenders, the interest rate or rates, the date or dates of such transactions, and the maturity dates or, in the case of adjustable rate debt instruments, the relevant adjustment dates or periods, with respect to such borrowings, are accurately reflected in Exhibit A to this letter;

                                      H-1-2
        or

               (b) the Transferee (i) is an "eligible corporation" as defined in
     Section 860L(a)(2) of the Code, as to which the income of Class R Certificates will only be subject to taxation in the United States, (ii) has, and has had in each of its two preceding fiscal years, gross assets for financial reporting purposes(excluding any obligation of a person related to the transferee within the meaning of Section 860L of the Code) in excess of $100 million and net assets of $10 million, and (iii) hereby agrees only to transfer the Certificate to another corporation meeting the criteria set forth in this letter.

          10. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificates.

          11. The Transferee is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust as to which
(i) a court in the United States is able to exercise primary supervision over the administration of the trust and (ii) one or more United States fiduciaries have the right to control all substantial decisions of the trust.

                                      H-1-3

          IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its ____________________ and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ______ day of ______________.

                                      [TRANSFEREE]

                                      By:
                                         ---------------------------------------
                                      [Name of Officer]
                                      [Title of Officer]

[Corporate Seal]

ATTEST:

---------------------------------
[Assistant] Secretary

          Personally appeared before me the above-named ____________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Transferee, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Transferee

          Subscribed and sworn before me this ______ day of __________________,
________.

-----------------------------
NOTARY PUBLIC

COUNTY OF______________________

STATE OF ______________________

My Commission expires the _________ day of ___________, 20__.

                                      H-1-4

                                   EXHIBIT H-2

                 FORM OF TRANSFEROR CERTIFICATE FOR TRANSFERS OF
                              CLASS R CERTIFICATES

                                     [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
MAC # N9303-121
Minneapolis, Minnesota  55479-0113
Attention:  Corporate Trust Services (CMBS)

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2, Class R Certificates, evidencing a ____% Percentage Interest in such Class (the "Residual Interest Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the "Transferee") of
the Residual Interest Certificates, pursuant to the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. No purpose of the Transferor relating to the transfer of the Residual Interest Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

          2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as EXHIBIT H-1. The Transferor does not know or believe that any representation contained therein is false.

          3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee (or the beneficial owners of the Transferee if the Transferee is classified as a partnership under the Code) as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the

                                      H-2-1

Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Interest Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                      Very truly yours,

                                      [TRANSFEROR]

                                      By:
                                         ---------------------------------------
                                      (Transferor)
                                      Name:
                                      Title:

                                      H-2-2

                                   EXHIBIT I-1

                        FORM OF NOTICE AND ACKNOWLEDGMENT
                  CONCERNING REPLACEMENT OF A SPECIAL SERVICER

                                     [Date]

Moody's Investors Service
99 Church Street
New York, New York  10007
Attention: __________________

Standard & Poor's Ratings Services,
  a division of The McGraw-Hill Companies, Inc.
55 Water Street, 41st Floor
New York, New York  10041
Attention: __________________

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2

Ladies and Gentlemen:

          This notice is being delivered pursuant to Section 3.25 of the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and the undersigned as trustee (in such capacity, the "Trustee"), and relating to Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2 (the "Certificates"). Capitalized terms used but not otherwise defined herein shall have respective meanings assigned to them in the Agreement.

          Notice is hereby given that the Controlling Class Representative has designated ________________________ to serve as the [General] [Co-op] Special Servicer under the Agreement.

          The designation of ____________________________ as [General] [Co-op]
Special Servicer will become final if certain conditions are met and each Rating Agency delivers to the Trustee written confirmation that if the person designated to become the [General] [Co-op] Special Servicer were to serve as such, such event would not result in an Adverse Rating Event with respect to any Class of the Certificates. Accordingly, such confirmation is hereby requested as soon as possible.

                                      I-1-1

          Please acknowledge receipt of this notice by signing the enclosed copy of this notice where indicated below and returning it to the Trustee, in the enclosed stamped self-addressed envelope.

                                      Very truly yours,

                                      ------------------------------------------
                                      as trustee

                                      ------------------------------------------
                                      Name:
                                      Title:

Receipt acknowledged:

MOODY'S INVESTORS SERVICE, INC.

By:
   -----------------------------
Name:
Title:
Date:

STANDARD & POOR'S RATINGS SERVICES,
  A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

By:
   -----------------------------
Name:
Title:
Date:

                                      I-1-2

                                   EXHIBIT I-2

              FORM OF ACKNOWLEDGMENT OF A PROPOSED SPECIAL SERVICER

                                     [Date]

[TRUSTEE]
[GENERAL MASTER SERVICER]
[CO-OP MASTER SERVICER]
[GENERAL SPECIAL SERVICER]
[CO-OP SPECIAL SERVICER]
[DEPOSITOR]

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2

Ladies and Gentlemen:

          Pursuant to SECTION 3.25 of the Pooling and Servicing Agreement, dated as of May 13, 2002, relating to Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2 (the "AGREEMENT"), the undersigned hereby agrees with all the other parties to the Agreement that the undersigned shall serve as [General] [Co-op] Special Servicer under, and as defined in, the Agreement. The undersigned hereby acknowledges and agrees that, as of the date hereof, it is and shall be a party to the Agreement and bound thereby to the full extent indicated therein in the capacity of [General] [Co-op] Special Servicer. The undersigned hereby makes, as of the date hereof, the representations and warranties set forth in [SECTION 2.06] [SECTION 2.08] of the Agreement, with the following corrections with respect to type of entity and jurisdiction of organization: ____________________.

                                      ------------------------------------------

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      I-2-1

                                    EXHIBIT J

                        FORM OF UCC-1 FINANCING STATEMENT

DEBTOR:

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, NY  10010

SECURED PARTY:

Wells Fargo Bank Minnesota, N.A.*
as Trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mortgage Pass-Through Certificates,
   Series 2002-CKN2
751 Kasota Avenue, Suite MDC
Minneapolis, Minnesota 55414
Attention:  Mortgage Document Custody (CMBS)

TEXT:

See Exhibit I Attached Hereto

----------
* Notices to the Secured Party should be sent to 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: Corporate Trust Administration
(CMBS) - Credit Suisse First Boston Mortgage Securities Corp., Series
2002-CKN2.

                                                          EXHIBIT I TO EXHIBIT J

          This Exhibit I is attached to and incorporated in a financing statement pertaining to Credit Suisse First Boston Mortgage Securities Corp., as debtor (referred to as the "Debtor" for the purpose of this financing statement only), and Wells Fargo Bank Minnesota, N.A. as trustee for the holders of the Series 2002-CKN2 Certificates (referred to as the "Secured Party" for purposes of this financing statement only), under that certain Pooling and Servicing Agreement, dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among the Debtor as depositor, the Secured Party as trustee, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer") and National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer"), relating to the issuance of the Debtor's Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2 (collectively, the "Series 2002-CKN2 Certificates"). Capitalized terms used herein and not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement. The attached financing statement covers all of the Debtor's right (including the power to convey title thereto), title and interest in and to the Trust Fund created pursuant to the Pooling and Servicing Agreement, consisting of the following:

          1. The mortgage notes or other evidence of indebtedness of a borrower (the "Mortgage Notes") with respect to the mortgage loans (the "Mortgage Loans") listed on the Schedule of Mortgage Loans to the Pooling and Servicing Agreement, which Schedule of Mortgage Loans is attached hereto as Exhibit A;

          2. The related mortgages, deeds of trust or other similar instruments securing such Mortgage Notes (the "Mortgages");

          3. With respect to each Mortgage Note and each Mortgage, each other legal, credit and servicing document related to such Mortgage Note and Mortgage (collectively, with the related Mortgage Note and Mortgage, the "Mortgage Loan Documents");

          4. (a) the respective Collection Accounts maintained by the General Master Servicer and Co-op Master Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in such Collection Accounts, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

          5.   All REO Property;

          6. (a) the respective REO Accounts required to be maintained by the General Special Servicer and Co-op Special Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in such REO Accounts, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

          7. (a) the respective Servicing Accounts and Reserve Accounts required to be maintained by the General Master Servicer and Co-op Master Servicer pursuant to the Pooling and Servicing Agreement, and (b) all funds from time to time on deposit in the Servicing Account(s) and Reserve Account(s);

          8. (a) the Distribution Account required to be maintained by the Secured Party pursuant to the Pooling and Servicing Agreement,
               (b) all funds from time to time on deposit in the Distribution Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

          9. (a) the Interest Reserve Account required to be maintained by the Secured Party pursuant to the Pooling and Servicing Agreement,
               (b) all funds from time to time on deposit in the Interest Reserve Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

          10. (a) the Excess Liquidation Proceeds Account required to be maintained by the Secured Party pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Excess Liquidation Proceeds Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including, without limitation, the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

          11. The Mortgage Loan Purchase Agreements and all rights of the Debtor thereunder.

          12. All insurance policies, including the right to payments thereunder, with respect to the Mortgage Loans required to be maintained pursuant to the Mortgage Loan Documents and the Pooling and Servicing Agreement, transferred to the Trust and to be serviced by the General Master Servicer, Co-op Master Servicer, General Special Servicer or Co-op Special Servicer; and

          13. All income, payments, products and proceeds of any of the foregoing, together with any additions thereto or substitutions therefor.

THE DEBTOR AND THE SECURED PARTY INTEND THE TRANSACTIONS CONTEMPLATED BY THE POOLING AND SERVICING AGREEMENT TO CONSTITUTE A SALE OF THE INTEREST IN THE MORTGAGE NOTES, THE RELATED MORTGAGES AND THE OTHER MORTGAGE LOAN DOCUMENTS, AND THIS FILING SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT A SALE HAS NOT OCCURRED. THE REFERENCES HEREIN TO

MORTGAGE NOTES SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY MORTGAGE NOTE IS NOT AN INSTRUMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE OR THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN ANY MORTGAGE NOTE, MORTGAGE OR OTHER MORTGAGE LOAN DOCUMENT. IN ADDITION, THE REFERENCES HEREIN TO SECURITIES, INSTRUMENTS AND OTHER OBLIGATIONS SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY SUCH SECURITY, INSTRUMENT OR OTHER OBLIGATION IS NOT AN INSTRUMENT, A CERTIFICATED SECURITY OR AN UNCERTIFICATED SECURITY WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NOR SHOULD THIS FINANCING STATEMENT BE CONSTRUED AS A CONCLUSION THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN THE CONTRACTUAL RIGHT TO PAYMENT, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO PAYMENTS OF PRINCIPAL AND INTEREST AND THE RIGHT TO ENFORCE THE RELATED PAYMENT OBLIGATIONS, ARISING FROM OR UNDER ANY SUCH SECURITY, INSTRUMENT OR OTHER OBLIGATION (INCLUDING, WITHOUT LIMITATION, ANY PERMITTED INVESTMENT). WITH RESPECT TO THE FOREGOING, THIS FILING IS MADE ONLY IN THE EVENT OF CONTRARY ASSERTIONS BY THIRD PARTIES.

                                             EXHIBIT A TO EXHIBIT I TO EXHIBIT J

                           SCHEDULE OF MORTGAGE LOANS

                             [See Attached Schedule]

                                   EXHIBIT K-1

                   INFORMATION REQUEST FROM CERTIFICATEHOLDER
                              OR CERTIFICATE OWNER

                                     [Date]

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, MD  21044-3562
Attention:  Corporate Trust Services (CMBS)

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2

          In accordance with the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee"), with respect to the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2 (the "Certificates"), the undersigned hereby certifies and agrees as follows:

     1. The undersigned is a [holder] [beneficial owner] of [$___________ aggregate [Certificate Principal Balance/Certificate Notional Amount] of] [a ___% Percentage Interest in] the Class ____ Certificates.

     2. The undersigned is requesting access to the following information (the "Information"):

          ___ The information on the [General] [Co-op] Master Servicer's Internet Website pursuant to SECTION 3.12(d) of the Pooling and Servicing Agreement.

          ___  The information on the Trustee's Internet Website pursuant to
               SECTION 4.02(a) of the Pooling and Servicing Agreement.

          ___ The information identified on the schedule attached hereto pursuant to SECTION 8.12(b) of the Pooling and Servicing Agreement.

     3. In consideration of the Trustee's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in evaluating the Information), and such Information will not, without the prior written consent of the Trustee, be disclosed by the undersigned or by its officers,

                                      K-1-1
          directors, partners employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part; provided that the undersigned may provide all or any part of the Information to any other person or entity that holds or is contemplating the purchase of any Certificate or interest therein, but only if such person or entity confirms in writing such ownership interest or prospective ownership interest and agrees to keep it confidential; and provided that the undersigned may provide all or any part of the Information to its auditors, legal counsel and regulators.

     4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Non-Registered Certificate (as defined in the Pooling and Servicing Agreement) pursuant to Section 5 of the Securities Act.

          IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

                                      ------------------------------------------
                                      [CERTIFICATEHOLDER] [BENEFICIAL OWNER OF A
                                      CERTIFICATE]

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:
                                      Telephone No.:

                                      K-1-2

                                   EXHIBIT K-2

                  INFORMATION REQUEST FROM PROSPECTIVE INVESTOR

                                     [Date]

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, MD  21044-3562
Attention:  Corporate Trust Services (CMBS)

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2

          In accordance with the Pooling and Servicing Agreement dated as of May 13, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp. as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (in such capacity, the "General Master Servicer"), ARCap Special Servicing, Inc. as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB as co-op master servicer (in such capacity, the "Co-op Master Servicer"), National Consumer Cooperative Bank as co-op special servicer (in such capacity, the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee"), with respect to the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2 (the "Certificates"), the undersigned hereby certifies and agrees as follows:

     1. The undersigned is contemplating an investment in the Class ____ Certificates.

     2. The undersigned is requesting access to the following information (the "Information") for use in evaluating such possible investment:

          ___ The information on the [General] [Co-op] Master Servicer's Internet Website pursuant to SECTION 3.12(d) of the Pooling and Servicing Agreement.

          ___  The information on the Trustee's Internet Website pursuant to
               SECTION 4.02(a) of the Pooling and Servicing Agreement.

          ___ The information identified on the schedule attached hereto pursuant to SECTION 8.12(b) of the Pooling and Servicing Agreement.

     3. In consideration of the Trustee's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making the investment decision described in paragraphs 1 and 2), and such Information will not, without the prior written consent of the Trustee, be disclosed by the undersigned or by its officers, directors, partners employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole

                                      K-2-1
          or in part; provided that in the event the undersigned purchases any Certificate or any interest in any Certificate, the undersigned may provide all or any part of the Information to any other person or entity that holds or is contemplating the purchase of any Certificate or interest therein, but only if such person or entity confirms in writing such ownership interest or prospective ownership interest and agrees to keep it confidential; and provided that the undersigned may provide all or any part of the Information to its auditors, legal counsel and regulators.

     4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Non-Registered Certificate (as defined in the Pooling and Servicing Agreement) pursuant to Section 5 of the Securities Act.

          IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

                                      [PROSPECTIVE PURCHASER]

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:
                                      Telephone No.:

                                      K-2-2

                                    EXHIBIT L

                      SCHEDULE OF DESIGNATED SUB-SERVICERS

Capstone Realty Advisors, LLC, an Ohio limited liability company

Bernard Financial Corporation, a Michigan corporation

                                    EXHIBIT M

          FORM OF SUBORDINATION AGREEMENT FOR NCB FSB SUBORDINATE DEBT

          THIS Agreement made this _____ day of ___, 20__, between [_______], a ____________ having an address at __________ (the "Subordinate Mortgagee"), and
___________, a ___________, having an office at ____________ (the "Superior
Mortgagee").

                              W I T N E S S E T H:

          WHEREAS, Superior Mortgagee is the owner of a certain $__________ mortgage and note secured thereby, dated ________ __, ____, made by __________________________________ (the "Borrower") to Subordinate Mortgagee
(the "Superior Mortgage") covering the premises located at ____________________________________________ more particularly described in the
Superior Mortgage and Schedule "A" attached hereto (the "Premises"); and

          WHEREAS, Subordinate Mortgagee is the holder of a certain $____________ mortgage and the note secured thereby, dated ________ __, ____, made by the Borrower to Subordinate Mortgagee (the "Subordinate Mortgage") covering the Premises; and

          WHEREAS, the Superior Mortgagee has purchased the Superior Mortgage from Subordinate Mortgagee and as a condition thereto has required that the Subordinate Mortgage be fully subordinated to the Superior Mortgage.

          NOW, THEREFORE, the parties hereto agree as follows:

          The Subordinate Mortgagee hereby covenants and agrees that (i) the Subordinate Mortgage and all of its terms and provisions and the loan it secures are and shall remain in all respects subject and subordinate to the Superior Mortgage, its lien and all of its terms and provisions and to the loan it secures and to any modifications, consolidations, extension or renewals thereof and to any increases therein resulting from advances to protect or preserve the lien of the Superior Mortgage on the Premises encumbered thereby but not any other increases therein; (ii) no tenant under any lease of any portion of the Premises, other than tenant shareholders under proprietary leases, will be made a party defendant in any foreclosure of the Subordinate Mortgage, nor will any other action be taken in connection with such foreclosure which would have the effect of terminating any such lease; (iii) no portion of the accounts, accounts receivable, rents, issues and profits of the Premises shall be collected in connection with the foreclosure of the Subordinate Mortgage or any other enforcement action except through a receiver appointed by the court in which such foreclosure action is brought, after due notice of the application of the appointment of such receiver shall have been given to the Superior Mortgagee;
(iv) the accounts, accounts receivable, rents, issues and profits collected by any such receiver (or which shall under any circumstances come into possession of the holder of the Subordinate Mortgage at a time when Subordinate Mortgagee has received written notice of a default under the Superior Mortgage) shall be applied, at Superior Mortgagee's direction, to the payment of taxes, maintenance and operating charges and disbursements incurred in connection with the operation and maintenance of the Premises and to the payment of principal, interest and other amounts due under the Superior Mortgage at the time of such application, in such order and priority as Superior Mortgagee shall direct, before any portion of such accounts, accounts receivable, rents, issues and profits shall be applied to the Subordinate Mortgage; (v) during the pendency of any such foreclosure action, if an action shall be brought for the foreclosure of the Superior Mortgage and an application shall be made for an extension of such receivership for the benefit of the Superior Mortgagee, the Subordinate Mortgagee shall consent to the extension of such receivership and all accounts, accounts receivable, rents, issues and profits held by such receiver as of the date of such application shall be applied by the receiver solely for the benefit of the Superior Mortgagee, and the Subordinate Mortgagee in their respective order of priority;
(vi) due notice of the commencement of any foreclosure of the Subordinate Mortgage shall be given to the Superior Mortgagee and true copies of all papers served or entered in such action will be delivered to the Superior Mortgagee upon such service or entry; (vii) no payments shall be made to the holder of the Subordinate Mortgage during the period in which any default exists under the Superior Mortgage in respect of any monthly payment or balloon payment due thereunder beyond any applicable grace period, provided that the Subordinate Mortgagee has received written notice of such default and all payments otherwise payable to the Subordinate Mortgagee during such period shall be paid to the Superior Mortgagee and, if any such payments are received by the Subordinate Mortgagee at any time after which the Subordinate Mortgagee has received written notice of the existence of such default, they shall be held in trust for the Superior Mortgagee and turned over to the Superior Mortgagee on demand; (viii) any distributions made or to be made to the Subordinate Mortgagee pursuant to any bankruptcy or insolvency proceeding of the borrower representing amounts due under the Superior Mortgage shall be paid by the borrower, or, if such payments are nonetheless received by the Subordinate Mortgagee, by the Subordinate Mortgagee immediately upon their receipt, to the Superior Mortgagee for application, at Superior Mortgagee's direction, to the payment of principal, interest and other amounts due under the Superior Mortgage at the time of such application, in such order and priority as Superior Mortgagee shall direct, before any portion of such accounts, accounts receivable, rents, issues and profits shall be applied to the Subordinate Mortgage; and (ix) all condemnation, casualty or similar payments with respect to the premises shall be applied, for so long as the Superior Mortgage remains outstanding, in accordance with the Superior Mortgage.

          This Agreement is governed by and is to be construed under the laws of the state in which the Premises is located.

          So long as the Superior Mortgage shall remain a lien upon the Premises or any part thereof, Subordinate Mortgagee shall execute, acknowledge and deliver, upon Superior Mortgagee's reasonable demand, at any time or from time to time, any and all further subordinations, agreements or other instruments in recordable form (and in form reasonably satisfactory to Subordinate Mortgagee) as Superior Mortgagee may reasonably require for carrying out the purpose and intent of the covenants contained herein; provided, however, that no such subordinations, agreements or other instruments shall increase Subordinate Mortgagee's obligations or decrease Subordinate Mortgagee's rights under this Agreement or the Subordinate Mortgage.

          So long as the Superior Mortgage shall remain a lien upon the Premises or any part thereof, Subordinate Mortgagee shall not enter into any agreement to amend or modify the Subordinate Mortgage in a manner material to Superior Mortgagee without notice to, and the prior consent of, Superior Mortgagee.

          In order to enable Superior Mortgagee to enforce any claims by the Subordinate Mortgagee against the Borrower in any liquidation or dissolution of Borrower, or any execution sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization, or other similar proceeding relative to the Borrower or its property, for so long as the Superior Mortgage shall remain outstanding, Superior Mortgagee is hereby irrevocably authorized and empowered in its discretion to make and present, for and on behalf of the undersigned Subordinate Mortgagee, such proofs of claims against the Borrower on account of the Subordinate Mortgage as Superior Mortgagee may deem expedient or proper, and to vote such proofs of claims in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued. Subordinate Mortgagee further agrees to execute and deliver to Superior Mortgagee such assignments or other instruments as may be reasonably required by Superior Mortgagee (and in form reasonably satisfactory to Subordinate Mortgagee) in order to enable Superior Mortgagee to enforce any and all such claims and to collect any and all such payments or disbursements provided, however, that no such assignments or other instruments shall increase Subordinate Mortgagee's obligations or decrease Subordinate Mortgagee's rights under this Agreement or the Subordinate Mortgage.

          This Agreement shall not be amended or modified except by an agreement in writing, signed by the party against whom enforcement is sought.

          Except for notices in a foreclosure action, which shall be given as provided by applicable rule of court, all notices hereunder shall be given to each party in the same manner as provided in its mortgage or, if there are no such notice provisions, at the address set forth above by personal delivery or first class, certified mail, return receipt requested. Notices shall be deemed to have been given when received. Either party may change its address for notices hereunder by written notice to the other party.

          This Agreement shall be binding upon the parties hereto and their respective heirs, successors and assigns. Any assignee of the Subordinate Mortgage shall be deemed by acceptance thereof to have assumed the obligations of Subordinate Mortgagee hereunder. Subordinate Mortgagee hereby agrees to have such assignee execute a formal assumption agreement upon such assignment but no failure of an assignee to execute an assumption agreement shall affect such assignee's assumption of the obligations of the Subordinate Mortgagee.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Subordination Agreement the day and year first above written.

                                      [Subordinate Mortgagee]

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      [Superior Mortgagee]

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

[PRIOR TO EXECUTION, THIS FORM SHOULD BE MODIFIED TO ADD APPROPRIATE ACKNOWLEDGEMENTS AND INCORPORATE OTHER REVISIONS REQUIRED FOR RECORDING]

                                  SCHEDULE "A"

                         (METES AND BOUNDS DESCRIPTION)

                                    EXHIBIT N

                                     FORM OF
                  NOTICE REGARDING DEFEASANCE OF MORTGAGE LOAN

       FOR LOANS HAVING A PRINCIPAL BALANCE OF LESS THAN (A) $20,000,000,
      AND (B) 5% OF OUTSTANDING POOL BALANCE, AND WHICH LOAN IS NOT ONE OF
                   THE 10 LARGEST LOANS IN THE RESPECTIVE POOL

TO:       Standard & Poor's Ratings Services
          55 Water Street
          New York, New York 10041
          Attn:  Commercial Mortgage Surveillance

FROM:     _________________________________, in its capacity as Servicer (the
          "Servicer") under the Pooling and Servicing Agreement dated as of _____________________ (the "Pooling and Servicing Agreement"), among the Servicer,___________________________ as Trustee (the "Trustee"),
          and others

DATE:        ____________________, 20___

POOL:     ___________________________________________
          Commercial Mortgage Pass-Through Certificates
          Series ____________ (the "Trust")

LOAN:     Mortgage Loan (the "Mortgage Loan") to ______________________________
          (the "Borrower") identified by loan number ________________ and heretofore secured by property known as
          ________________________________________________.

          As Servicer under the Pooling and Servicing Agreement, we hereby give you notice and confirm:

     1. The Mortgage Loan was defeased (the "Defeasance") pursuant to the terms of the documents evidencing the Mortgage Loan and in accordance with the servicing standard set forth in the Pooling and Servicing Agreement, of the type checked below:

          ____ a full defeasance of the payments scheduled to be due in respect of the entire principal balance of the Mortgage Loan; or

          ____ a partial defeasance of the payments scheduled to be due in respect of a portion of the principal balance of the Mortgage Loan that represents ______% of the entire principal balance of the Mortgage Loan and, under the Mortgage, has an allocated loan amount of $_____________ or ______% of the entire principal balance;

     2. The documents evidencing the Mortgage Loan (the "Mortgage Loan Documents") permit the Defeasance, and the terms and conditions for defeasance specified therein were satisfied in all material respects in completing the Defeasance.

     3.   The Defeasance was consummated on __________________, 200__.

     4. The defeasance collateral (which is identified in EXHIBIT A) consists of the type checked below:

          ___ (i) direct obligations of the U.S. Treasury ("T-Bills", "T-Notes" and Strips, including interest-only and principal-only strips), (ii) direct obligations of Fannie Mae, (iii) direct obligations of Freddie Mac, or (iv) Resolution Funding Corporation (REFCO) interest-only strips; or

          ___ other securities that (i) constitute "government securities" as defined in Section 2(a)(16) of the Investment Company Act of 1940 as amended (15 U.S.C. 80a-1), (ii) are listed as "Qualified Investments for 'AAA' Financings" under Paragraphs 1, 2 or 3 of "Cash Flow Approach" in Standard & Poor's, Public Finance Criteria 2000, as amended to the date of the Defeasance, (iii) are rated 'AAA' by Standard & Poor's, (iv) if they include a principal obligation, the principal due at maturity cannot vary or change, and (v) are not subject to prepayment, call or early redemption.

     5. The Servicer received a customary opinion of counsel that the Defeasance will not cause the Trust to fail to qualify as a REMIC for purposes of the Internal Revenue Code or cause the imposition of any tax on the REMIC under the REMIC provisions.

     6. If the Borrower is the owner of the defeasance collateral, then under the terms of the organizational documents of the Borrower, the Borrower is not permitted to own any assets other than the defeasance collateral or incur any debt. If the Borrower is not the owner of the defeasance collateral, such defeasance collateral will be owned by an entity (the "Defeasance Obligor"), and either (a) the organizational documents of the Defeasance Obligor contain provisions substantially similar to those previously contained in the organizational documents of the Borrower with respect to bankruptcy remoteness and single purpose, or (b) the Defeasance Obligor has been organized as a single-purpose entity established for the benefit of the Trust for the purpose of owning defeasance collateral from only a single pool, and is acting in such capacity pursuant to the terms of the Mortgage Loan Documents.

     7. Under the terms of the Custodial Account Agreement executed in connection with the Defeasance (the "Custodial Account Agreement"), the securities intermediary is obligated to make the scheduled payments on the Mortgage Loan from the proceeds of the defeasance collateral directly to the Servicer's collection account in the amounts and on the dates specified in the Mortgage Loan Documents or, in a partial defeasance, the portion of such scheduled payments attributed to the allocated loan amount for the real property defeased, increased by any defeasance premium specified in the Mortgage Loan Documents (the "Scheduled Payments").

     8. The Servicer received confirmation from the securities intermediary under the Custodial Account Agreement that the defeasance collateral was received by the securities intermediary, to be held in an Eligible Account (as defined in the S&P Criteria) in accordance with the Custodial Account Agreement.

     9. ___________________________, is acting as the securities intermediary pursuant to the Custodial Account Agreement (the "Initial Securities Intermediary"). As of the date of the Defeasance, the Initial Securities Intermediary is also the trustee under the Pooling and Servicing Agreement. In the event (i) the Initial Securities Intermediary is no longer the trustee under the Pooling and Servicing Agreement or (ii) the Initial Securities Intermediary is to resign and/or is to be replaced, the Servicer will receive confirmation from Standard and Poor's Ratings Services (or its successor), that the events described in (i) or (ii) above would not cause a downgrade of any of Standard and Poor's Ratings Services' (or its successor's) ratings on the Certificates issued by the Trust.

     10. The Servicer received written confirmation from a firm of independent certified public accountants that (i) revenues from principal and interest payments made on the defeasance collateral (without taking into account any earnings on reinvestment of such revenues) will be sufficient to timely pay each of the Scheduled Payments after the Defeasance including the payment in full of the Mortgage Loan (or the allocated portion thereof in connection with a partial defeasance) on the earlier of the Maturity Date, Anticipated Repayment Date or Optional Prepayment Date (as defined in the Mortgage Loan Documents),
          (ii) the revenues received in any month from the defeasance collateral will be applied to make Scheduled Payments within four (4) months after the date of receipt, and (iii) interest income from the defeasance collateral to the Defeasance Obligor in any calendar or fiscal year will not exceed such Defeasance Obligor's interest expense for the Mortgage Loan (or the allocated portion thereof in a partial defeasance) for such year.

     11. The Servicer received opinions from counsel that, subject to the customary assumptions and qualifications more particularly set forth therein, (i) the agreements executed by the Borrower and/or the Defeasance Obligor in connection with the Defeasance are enforceable against them in accordance with their terms, and (ii) the Trustee will have a perfected, first priority security interest in the defeasance collateral described above.

     12. The agreements executed in connection with the Defeasance (i) permit reinvestment of proceeds of the defeasance collateral only in Permitted Investments (as defined in the Pooling and Servicing Agreement), (ii) permit release of surplus defeasance collateral and earnings on reinvestment to the Defeasance Obligor or the Borrower only after the Mortgage Loan has been paid in full, if any such release is permitted, unless the Mortgage Loan Documents provide otherwise, (iii) prohibit any subordinate liens against the defeasance collateral, and (iv) provide for payments from sources other than the defeasance collateral of all fees and expenses of the securities intermediary for administering the Defeasance and the securities account and all fees and expenses of maintaining the existence of the Defeasance Obligor.

     13. On the date of the Defeasance, the outstanding principal balance of the Mortgage Loan was less than (a) $20,000,000 and (b) 5% of the outstanding balance of the pool evidenced by the Pooling and Servicing Agreement as of the date of the Defeasance, and the Mortgage Loan is not one of the ten largest loans in the pool evidenced by the Pooling and Servicing Agreement as of the date of the Defeasance.

     14. The material agreements, instruments, organizational documents for the Defeasance Obligor, and opinions of counsel and independent accountants executed and delivered in connection with the Defeasance will be timely transmitted to the Trustee for placement in the file for the Mortgage Loan. Copies of all material agreements, instruments, organizational documents, opinions of counsel and accountant's report executed and delivered in connection with the Defeasance of the Mortgage Loan will be provided to you upon request.

     15. The individual executing this Notice Regarding Defeasance of Mortgage Loan is an authorized officer or servicing officer of the Servicer.

                                      SERVICER:

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    EXHIBIT O

              ARCAP NAMING CONVENTION FOR ELECTRONIC FILE DELIVERY

ARCap Naming Convention for Electronic File Delivery

Deal Name - Prospectus Loan I.D. - Statement Type - Statement Date - Months Covered by Statement

For Example:

JPM2000C10-00001.1-OS-12312000-12
JPM2000C10-00001.2-OS-12312000-12
JPM2000C10-00001.1-OSAR-12312000-12
JPM2000C10-00001.1-FS-12312000-12
JPM2000C10-00001.1-RR-12312000

DLJ2000CKP1-00150.1-OS-12312000-12
DLJ2000CKP1-00001.1-OSAR-12312000-12
DLJ2000CKP1-00001.1-FS-12312000-12
DLJ2000CKP1-00001.1-RR-12312000
DLJ2000CKP1-00001.1-PI-12312000

Please note there should not be any special characters in the Deal Name, i.e. no spaces, no dashes, no underscores, etc.

The Prospectus I.D. should have five leading characters, a decimal point, and the Property # (1,2,3,etc).

The Statement Types are:   OS -     Operating Statement  (PDF or TIF format)
                           OSAR     Operating Statement Analysis Report &
                                    NOI ADJ Worksheet (Excel Format
                                    named individually, not rolling
                                    format)
                           FS-      Borrower Financial Statement (PDF or TIF)
                           RR-      Rent Roll (Excel or PDF or TIF)
                           PI-      Property Inspection (Excel format)
                           HS-      Healthcare Survey FR- Franchise Annual
                                    Compliance Report

The Statement Date should be eight characters long - MODAYEAR where MO = months from 01 to 12, DAY = day of month from 01 to 31, YEAR = year such as 1999 or 2000 or 2001.

The Months Covered by the Statement should range from 01 to 12.

                                       O-1